UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22555

FlexShares Trust

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Diana E. McCarthy, Esq.

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, Pennsylvania 19103-6996

(Name and Address of Agent for Service)

with a copy to:

Peter K. Ewing

Craig R. Carberry, Esq.

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-595-9111

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

FlexShares® Trust

Annual Report

October 31, 2016

FlexShares® Morningstar US Market Factor Tilt Index Fund

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

FlexShares® US Quality Large Cap Index Fund

FlexShares® STOXX® US ESG Impact Index Fund

FlexShares® STOXX® Global ESG Impact Index Fund

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

FlexShares® STOXX® Global Broad Infrastructure Index Fund

FlexShares® Global Quality Real Estate Index Fund

FlexShares® Real Assets Allocation Index Fund

FlexShares® Quality Dividend Index Fund

FlexShares® Quality Dividend Defensive Index Fund

FlexShares® Quality Dividend Dynamic Index Fund

FlexShares® International Quality Dividend Index Fund

FlexShares® International Quality Dividend Defensive Index Fund

FlexShares® International Quality Dividend Dynamic Index Fund

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

FlexShares® Disciplined Duration MBS Index Fund

FlexShares® Credit-Scored US Corporate Bond Index Fund

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

FlexShares® Ready Access Variable Income Fund

Letter to Shareholders

Dear Shareholder:

We are pleased to present our 2016 annual report. Included herein are performance results, fund summaries and an investment commentary for the period ending October 31, 2016. This update marks five years since FlexShares launched its four initial ETFs on the New York Stock Exchange. As of October 31, 2016, FlexShares has 24 funds with over $10 billion in assets under management. Achieving these milestones could not have occurred without the support of you, our shareholders. We appreciate the ongoing trust you place in FlexShares products.

FlexShares ETFs are designed to address the needs of real investors. Engaging closely with investors and their advisors is a key element of our value proposition. We strive to understand how changing economic, financial, market and regulatory forces generate new investment challenges and opportunities. We pursue a collaborative approach to developing investment solutions based on observation, brainstorming, testing and analysis. Experts from portfolio management, investment research, data analytics and index design all contribute to the process. FlexShares’ goal is to improve on traditional investing by marrying rigorous thinking with contemporary tools and techniques.

Our ETFs address four basic investor objectives: Capital Appreciation, Risk Management, Income Generation and Liquidity Management. Over the past year, FlexShares launched five new passively-indexed ETFs:

FlexShares ETFs	Ticker	Investor Objective

Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	TLDH	Capital Appreciation

Currency Hedged Morningstar EM Factor Tilt Index Fund	TLEH	Capital Appreciation

Real Assets Allocation Index Fund	ASET	Risk Management

STOXX® US ESG Impact Index Fund	ESG	Capital Appreciation

STOXX® Global ESG Impact Index Fund	ESGG	Capital Appreciation

Financial Market Highlights – Year Ending October 31, 2016

The degree of carryover from last year’s market highlights is remarkable. At the start of both periods, global central bank easing continued to rule the day, offset by expectations of normalized monetary policy. In December 2015 the Federal

Reserve did in fact raise its policy rate by 25 basis points. Basis points are used in expressing differences of interest rates and each basis point is measured as one hundredth of one percent. The prevailing view was that better US employment would soon translate into firming growth and inflation signaling up to four additional tightening actions in 2016. Instead, the New Year began with a dramatic swoon in both the dollar and risk assets. Risk assets generally refer to assets that have a significant degree of price volatility. This unforeseen development unnerved business leaders, fueled US recession fears and diminished investors’ confidence in central banks’ ability to levitate financial markets. Just as quickly, prices on risk assets recovered and except for in the bond market, investors reverted to earlier behaviors. Fixed income investors after the recession scare, began to believe that the Federal Reserve would not raise interest rates through the remainder of 2016. This belief was compounded by a rotating mix of tepid economic data, sliding oil prices, below-target inflation and a worrisome geo-political calendar. Even as equity prices steadily rebounded for much of the 12-month period, global bond yields trended near record lows and into negative territory. Mirroring the prior year, the US central bank strongly signaled potential further tightening actions but to no avail. A large disconnect between bond investor expectations and those of the Federal Reserve translated into no further rate increases occurring through October’s fiscal year end. The bond market’s caution was vindicated somewhat when the UK voted in June to leave the European Union. This Brexit outcome heralded a spike in political uncertainty that sharpened investors’ wariness about Donald Trump, the Republican Party’s surprising nominee for November’s US Presidential election. The political uncertainties reflected in the Brexit vote and Trump nomination added a new and distinct counterpoint to the monetary tailwinds of recent years. Near the end of the fiscal year, US bond yields moved to their highest levels since May based on uncertainty about the outlook for monetary policy. Nevertheless, as the 12-month period drew to a close, the consensus still anticipated Hillary Clinton would be the next US President, President Obama’s policy directives would be maintained, moderate, low inflationary US growth would continue, and financial markets would be guided primarily by dovish global central banks.

2	FLEXSHARES ANNUAL REPORT

Letter to Shareholders (cont.)

Asset prices experienced a wild ride during the 12 months ending October 2016. As was the case last year, several important developments surprised investors to boost the dispersion of returns. Unlike last year, US stocks posted relative outperformance with natural resources, emerging stocks and emerging bonds all performing strongly. Most developed economy equities declined moderately, except in the UK, where Brexit-induced currency weakness boosted earnings expectations. Long Treasury yields rallied, aiding utility stocks and dividend focused equities. Investment grade and high yield bonds posted moderate gains. Net ETF asset flows were strongly positive for the 12 months. The early sell-off and quick recovery in risk assets set the course for an odd mix of strong flows into both US and emerging equities along with investment grade and high yield bonds. Commodity-related products also saw strong inflows, while developed economy stocks experienced outflows. While ETF flows were largely concentrated among the largest funds, alternatively weighted index strategies continued to capture an increasing share of net flows.

Investment Themes

Eight years after the financial crisis, the global economy continues to lag both expectations and historical trends. The principal monetary protocols of recent years are still in place, but the patient’s response has become notably less positive or predictable. The US is again exhibiting the best job growth among developed regions, but its quarterly GDP results remain volatile and lag historical averages. Recently, the trend of US profits has more frequently disappointed versus expectations despite ongoing stock buybacks amid still low interest rates. Overseas growth has likewise stayed unexceptional, but the political backdrop in both developed and emerging regions has been reframed by Brexit and Trump’s Presidential nomination. Even as economic growth disappoints, long quiescent US inflation has recently shown signs of stirring. The response thus far by bond markets has been modest but noteworthy and reflects a sharp reversal from early 2016’s deflationary fears. It appears that the status quo investment landscape and behaviors of recent years may be poised for a rethink.

The lower for longer outlook for interest rates was widely embraced by investors in recent years. It was predicated on continued quantitative easing monetary actions by central banks as a way to support investment valuations. The central bankers’ strategy of temporarily forestalling a deep post-financial crisis recession in order to provide government officials with the time and space to enact thoughtful regulatory and fiscal reforms has been challenged from the start. Government officials generally deferred the difficult task of proactively engaging with their peers and constituents on tax, spending and regulatory reforms. This dynamic has been prevalent over the past several years. The Federal Reserve is well aware of these tensions and the potential intended and unintended consequences. It will prove challenging to orchestrate a smooth off-ramp from quantitative easing and a return to normalized economic growth.

One noteworthy consequence of the extended low rate environment has been declining returns on fixed income and related asset classes. Whether forecast or actual, these assumed returns are the lifeblood of pension and retirement programs as well as most insurance and many financial businesses. The need for investments to match or exceed long term liabilities (i.e., projection of cash flows into the future) has evolved from challenging to nearly impossible with investors’ increasing appetite for risk assets. This has had ramifications for other investment options as investors have shifted investments into lower rated bonds in a “search for yield.” These effects are global and especially pernicious in countries experiencing negative interest rates. The next phase of difficult choices for many governments is cutting benefits of many social welfare programs or requiring individuals who utilize those programs to pay more for them. These challenges will inform key policy decisions in the coming year.

We believe our expanded menu of purposeful and flexible investment strategies will effectively serve investors in whatever new environment unfolds.

Please review our entire Annual Report to learn more about FlexShares ETFs, and visit our website at www.flexshares.com for additional information regarding portfolio characteristics, pricing and performance.

FLEXSHARES ANNUAL REPORT	3

Letter to Shareholders (cont.)

We look forward to continuing to serve you and thank you for your interest in FlexShares – Built by Investors, for Investors.

Sincerely,

Shundrawn A. Thomas

President

The views in this letter were as of October 31, 2016 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Funds’ investment methodology and do not constitute investment advice.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

An investment in the Funds’ is subject to numerous risks, including possible loss of principal. Fund returns may not match the return of the respective indexes. Some of the risks include, but are not limited to, the following: asset class; commodity; concentration; counterparty; currency; derivatives; dividend; emerging markets; equity securities; fluctuation of yield; foreign securities; geographic; income; industry concentration; inflation-protected securities; infrastructure-related companies; interest rate / maturity risk; issuer; large cap; management; market; market trading; mid cap stock; MLP; momentum; natural resources; new funds; non-diversification; passive investment; privatization; small cap stock; tracking error; value investing; and volatility risk. A full description of risks is in each Fund’s prospectus.

Foreside Fund Services, LLC, distributor.

4	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund Ticker:   TILT

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	5 Year	Fund Inception 9/16/2011

FlexShares Morningstar US Market Factor TILT Index Fund (Based on Net Asset Value)	4.70%	6.78%	12.80%	13.23%

FlexShares Morningstar US Market Factor TILT Index Fund (Based on Market Price)	4.77%	6.76%	12.79%	13.24%

Morningstar® U.S. Market Factor Tilt IndexSM	4.83%	7.01%	13.02%	13.45%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.28% and the net expense ratio is 0.27%. As of November 1, 2016 the gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® U.S. Market Factor Tilt Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of U.S. equity securities that is designed to provide a broad exposure to the overall U.S. equities market, with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. As of October 31, 2016, there were 2,537 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2016, prices on domestic risk assets generally traded higher, albeit with increased volatility relative to the previous period. Through Q4 of 2015 U.S. stocks moved lower on concerns about slowing global growth. The Federal Reserve guided investors through an uneventful December hike in its funds rate and amid dormant price reports, maintained its outlook for rising inflation over the intermediate horizon. U.S. stocks sold off during the first half of Q1 of 2016 as weakness in global equity markets put pressure on domestic growth, only to rally over the final six weeks of Q1 as investors recalibrated their expectations of the Fed’s monetary tightening for 2016. Generally, U.S. markets continued to be volatile, but moved higher for much of spring and early summer as expectations increased that a rate rise from the Fed would be pushed back due to global uncertainty. Q2 culminated with the United Kingdom’s surprise vote to leave the European Union, causing U.S. equity markets to sell off and then quickly recover most of the losses in the span of a week. Domestic markets moved higher in Q3 as investors viewed global monetary easing positively. U.S. equities sold off in October as uncertainty surrounded the presidential election and expectations that the Fed would indeed raise rates in 2016 increased.

FLEXSHARES ANNUAL REPORT	5

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Increased market volatility dampened investor appetites for small cap stocks which helped cause them to nominally underperform large cap stocks during the year ending October 31, 2016. Value stocks outperformed growth stocks for the 12-month period. Overall, the positive impact of the value exposure was the primary driver of the Underlying Index’s outperformance compared to the Russell 3000 Index of 0.59%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -13 basis points (bps)1, which is reflective of the management fee (-27 bps), stock selection/futures (+6 bps), securities lending (+11 bps) and performance calculation differences between the Underlying Index and the Fund (-3 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

6	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund Ticker:   TLTD

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	Fund Inception 9/25/2012

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Net Asset Value)	0.20%	(0.63)%	4.94%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Market Price)	0.80%	(0.79)%	4.94%

Morningstar® Developed Markets ex-US Factor Tilt IndexSM	0.27%	(0.48)%	5.12%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.43% and the net expense ratio is 0.42%. As of November 1, 2016 the gross expense ratio of the Fund is 0.40% and the net expense ratio is 0.39%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Developed Markets ex-U.S. Factor Tilt Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide a broad exposure to the global developed equities market excluding the U.S., with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. As of October 31, 2016, there were 3,100 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2016, prices on developed international markets ended modestly lower. Over the course of the 12-month period the US dollar was volatile, but ultimately strengthened and negatively impacted U.S. investors as returns in local currencies were impaired by the devaluing of their worth with respect to the dollar. Through Q4 of 2015 developed international stocks fell as investors’ expectations for additional monetary stimulus were not met by the European Central Bank. Global equity markets continued to fall in Q1 of 2016 as global growth concerns were compounded by disappointing growth and inflation out of the Eurozone and Japan. The Bank of Japan’s move to negative interest rates was met with surprising results as the yen appreciated. Improving fundamentals out of Europe buoyed developed markets for most of Q2 only to move lower on the United Kingdom’s surprise vote to leave the European Union. The sell-off was short-lived as increased monetary stimulus by the Bank of England to offset the effects of “Brexit” combined with plans for increased fiscal reform and spending in Japan pushed developed equities higher in Q3.

Driven by accommodative monetary policies and increased appetite for risk, small cap stocks outperformed large cap stocks over the

FLEXSHARES ANNUAL REPORT	7

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

course of the 12 months ending October 31, 2016. In addition, value exposure was a positive driver of Underlying Index and Fund performance over the 12 months as value stocks in developed markets outperformed growth stocks. Overall, the positive performance derived from the size and value exposures were the primary drivers of Underlying Index outperformance against the MSCI World ex-USA IMI Index of 1.73%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -8 basis points (bps)1, which is reflective of the Fund’s management fee (-42 bps), stock selection/futures (+9 bps), securities lending (+12 bps), dividend tax differential (+19 bps) and performance calculation differences between the Underlying Index and the Fund (-6 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

8	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund Ticker:   TLTE

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	Fund Inception 9/25/2012

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Net Asset Value)	9.41%	(1.43)%	0.36%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Market Price)	10.65%	(1.25)%	0.50%

Morningstar® Emerging Markets Factor Tilt IndexSM	10.36%	(0.81)%	1.08%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.66% and the net expense ratio is 0.65%. As of November 1, 2016 the gross expense ratio of the Fund is 0.60% and the net expense ratio is 0.59%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Emerging Markets Factor Tilt Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity designed to provide a broad exposure to the equities in emerging markets with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. As of October 31, 2016, there were 2,490 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2016, prices on emerging market equities ended higher. Over the course of the 12-month period the U.S. dollar was volatile, but ultimately strengthened and negatively impacted U.S. investors as returns in local currencies were impaired by the devaluing of their worth with respect to the dollar. Through Q4 of 2015 emerging markets ended lower on concerns of slowing growth in China and anticipation of rising interest rates in the U.S. Over the first half of 2016, emerging market equities rebounded from an early selloff caused by declines in the Chinese equity markets to finish higher as investors adjusted their view of the Federal Reserve’s cadence of interest rate hikes. Emerging markets moved higher in Q3 as investors viewed global monetary easing positively and investors’ expectations of increased stimulus from the People’s Bank of China supported asset valuations. October returns were flat as positive political developments across the region were offset by expectations of an impending Federal Reserve rate increase in December.

Increased market volatility dampened investor appetites for small cap stocks in emerging economies which helped cause them to underperform large cap stocks during the year ending October 31, 2016. Value exposure was a positive driver of performance over the twelve months as value stocks

FLEXSHARES ANNUAL REPORT	9

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

in emerging economies outperformed growth stocks. Overall, the positive performance derived from the value exposure offset the negative impact of the size exposure and the Underlying Index outperformed the MSCI EM IMI Net Index by 1.73%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -95 basis points (bps)1, which is reflective of the Fund’s management fee (-65 bps), stock selection/futures (-25 bps), securities lending (+2 bps), dividend tax differential (+1 bps) and performance calculation differences between the Underlying Index and the Fund (-8 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

10	FLEXSHARES ANNUAL REPORT

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar DM ex-US Factor Tilt Index Fund Ticker:   TLDH

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

Fund Inception 11/9/2015

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (Based on Net Asset Value)	0.59%

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (Based on Market Price)	0.97%

Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM	0.45%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.90% and the net expense ratio is 0.47%. As of November 1, 2016 the gross expense ratio of the Fund is 0.84% and the net expense ratio is 0.44%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Developed Markets ex-U.S. Factor Tilt Hedged Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide a broad exposure to the global developed equities market excluding the U.S., with (i) increased exposure (or a “tilt”) to small-capitalization stocks and value stocks and (ii) currency risk of the securities included in the Index hedged against the U.S. dollar on a monthly basis. As of October 31, 2016, there were 3,076 issues in the Underlying Index. Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (an “Underlying Fund”). In order to replicate the “hedging” component of the Underlying Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

For the period starting at the Fund’s inception on November 9, 2015 and ending October 31, 2016, prices on developed international markets ended modestly lower than they were at the beginning of the period. Over the course of the period the US dollar was volatile, but ultimately strengthened and negatively impacted U.S. investors as returns in local currencies were impaired by the devaluing of their worth with respect to the dollar. Through Q4 of 2015 developed international stocks fell as investors’ expectations for additional monetary stimulus were not met by the European Central Bank. Equity markets continued to fall in Q1 as global growth concerns were compounded by disappointing growth and inflation out of the Eurozone and Japan. The Bank of Japan’s move to negative interest rates was met with surprising results as the yen appreciated. Improving fundamentals out of Europe

FLEXSHARES ANNUAL REPORT	11

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

buoyed developed markets for most of Q2 only to move lower on the United Kingdom’s surprise vote to leave the European Union. The sell-off was short-lived as increased monetary stimulus by the Bank of England to offset the effects of “Brexit” combined with plans for increased fiscal reform and spending in Japan to push developed equities higher in Q3. October returns were generally positive in local currencies; however, the rapid strengthening of the U.S. dollar pushed returns experienced by U.S. investors into negative territory for the month.

Driven by accommodative monetary policies and increased appetite for risk, small cap stocks outperformed large cap stocks over the course of the period ending October 31, 2016. In addition, value exposure was a positive driver of performance over the period as value stocks in developed markets outperformed growth stocks. Hedging the underlying foreign currency exposure was a negative driver of the Fund’s performance. Overall, the positive performance derived from the size and value exposure offset the negative impact of the currency hedge and the Underlying Index outperformed against the MSCI World ex-USA IMI Index by 2 basis points (bps)1. Tracking difference between the Fund’s NAV and the Underlying Index’s total return from inception date until October 31, 2016 was +14 bps, which is reflective of the Fund’s management fee (-46 bps), implementation of the currency hedge (-9 bps), tracking error of the Underlying Fund against its underlying index (+33 bps) and performance calculation differences between the Underlying Index and the Fund (+36 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

12	FLEXSHARES ANNUAL REPORT

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar EM Factor Tilt Index Fund Ticker:   TLEH

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

Fund Inception 11/9/2015

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (Based on Net Asset Value)	7.04%

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (Based on Market Price)	7.12%

Morningstar® Emerging Markets Factor Tilt Hedged IndexSM	6.93%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 1.36% and the net expense ratio is 0.70%. As of November 1, 2016 the gross expense ratio of the Fund is 1.24% and the net expense ratio is 0.64%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Emerging Markets Factor Tilt Hedged Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity designed to provide a broad exposure to the equities in emerging markets, with (i) increased exposure (or a “tilt”) to small-capitalization stocks and value stocks and (ii) currency risk of the securities included in the Index hedged against the U.S. dollar on a monthly basis. As of October 31, 2016, there were 2,423 issues in the Underlying Index. Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (an “Underlying Fund”). In order to replicate the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

For the period starting at the Fund’s inception date November 9, 2015, and ending October 31, 2016, prices on emerging market equities ended higher than they were at the beginning of the period. Over the course of the period the U.S. dollar was volatile, but ultimately strengthened and negatively impacted US investors as returns in local currencies were impaired by the devaluing of their worth with respect to the dollar. Through Q4 of 2015 emerging markets ended lower on concerns of slowing growth in China and anticipation of rising interest rates in the U.S. Over the first half of 2016, equities rebounded from an early selloff caused by declines in the Chinese equity markets to finish higher as investors adjusted their view of the Federal Reserve’s cadence of interest rate hikes. Emerging markets moved higher in Q3 as global monetary easing and investors’ expectations of increased stimulus from the People’s Bank of China supported asset

FLEXSHARES ANNUAL REPORT	13

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar EM Factor Tilt Index Fund (cont.)

valuations. October returns were flat as positive political developments across the region were offset by expectations of an impending Federal Reserve rate increase in December.

Increased market volatility dampened investor appetites for small cap stocks in emerging economies which helped cause them to underperform large cap stocks over the course of the period ending October 31, 2016. Value exposure was a positive driver of performance over the period as value stocks in emerging economies outperformed growth stocks. Hedging the underlying foreign currency exposure was a negative driver of the Fund’s performance. Overall, the positive performance derived from the value exposure did not offset the negative impact of the size exposure and currency hedge, and the Underlying Index underperformed the MSCI EM IMI Net Index by 2.35%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was +11 basis points (bps)1, which is reflective of the Fund’s management fee (-68 bps), implementation of the currency hedge (-19 bps), tracking error of the unhedged constituent fund to the unhedged index (-32 bps) and performance calculation differences between the Underlying Index and the Fund (+1.30%).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

14	FLEXSHARES ANNUAL REPORT

PORTFOLIO ANALYSIS (cont.)

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund Ticker:   QLC

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	Fund Inception 9/23/2015

FlexShares US Quality Large Cap Index Fund (Based on Net Asset Value)	0.12%	5.97%

FlexShares US Quality Large Cap Index Fund (Based on Market Price)	0.12%	5.97%

Northern Trust Quality Large Cap IndexSM	0.52%	6.36%

S&P 500 Total Return Index	4.51%	11.03%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.42% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Large Cap Index (the “Underlying Index”). The Underlying Index is designed to measure the performance of companies that exhibit certain quality, valuation and momentum characteristics, within a universe of publicly-traded U.S. large capitalization equity securities. As of October 31, 2016, there were 129 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2016, prices on domestic risk assets generally traded higher, albeit with increased volatility (relative to the previous period). Through Q4 of 2015 U.S. stocks moved lower on concerns about slowing global growth. The Federal Reserve guided investors through an uneventful December hike in its funds rate and amid dormant price reports, maintained its outlook for rising inflation over the intermediate horizon. U.S. stocks sold off during the first half of Q1 as weakness in global equity markets put pressure on domestic growth, only to rally over the final six weeks as investors recalibrated their expectations of the Fed’s monetary tightening for 2016. Markets continued to be volatile, but moved higher for much of spring and early summer as expectations that a rate rise from the Fed would be pushed back due to global uncertainty. Q2 culminated with the United Kingdom’s surprise vote to leave the European Union, causing U.S. equity markets to sell off and then quickly recover most of the losses in the span of a week. Domestic markets moved higher in Q3 as global monetary easing and supported risk assets. U.S. equities sold off in October as uncertainty surrounded the presidential election and expectations that the Fed would raise rates in 2016 increased.

FLEXSHARES ANNUAL REPORT	15

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The value exposure of the Underlying Index was a positive driver of performance while both the quality and momentum exposures were detractors. Overall, the positive performance of the value exposure was not enough to offset the headwinds from the quality and momentum exposures and the Underlying Index underperformed the S&P 500 Index by 3.99%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -40 basis points (bps) , which is reflective of the management fee (-32 bps), stock selection/futures (-6 bps) and performance calculation differences between the Underlying Index and the Fund (-2 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

16	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund Ticker:   GUNR

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	5 Year	Fund Inception 9/16/2011

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Net Asset Value)	13.84%	(4.26)%	(2.49)%	(2.43)%

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Market Price)	14.05%	(4.23)%	(2.35)%	(2.40)%

Morningstar® Global Upstream Natural Resources IndexSM	14.60%	(3.81)%	(2.12)%	(2.12)%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.49% and the net expense ratio is 0.48%. As of November 1, 2016 the gross expense ratio of the Fund is 0.47% and the net expense ratio is 046%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Morningstar® Global Upstream Natural Resources Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities that are traded in or are issued by companies domiciled in global developed or emerging market countries, including the U.S., as determined by Morningstar, Inc., (the “Index Provider”) pursuant to its index methodology. The companies included in the Underlying Index have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors, as determined by the Index Provider, pursuant to its index methodology. As of October 31, 2016, there were 120 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective and a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

Aided by steady, moderate-trend economic growth in the U.S. and a mid-period decline in the U.S. dollar demand for commodities and natural resources recovered from a multi-year downturn. Additional positive momentum in natural resource prices came from higher economic growth expectations for China and other emerging markets. Beginning in mid-February 2016, energy commodities prices rebounded after hitting multi-year lows. Higher energy prices were supported by weak production investments and expectations for productions limits from major energy producing countries. Emerging market economies stimulated demand for industrial metals leading to price increases in aluminum, iron ore, zinc and tin, while copper prices were lower due to a continued global supply glut. Grain and protein prices remained weak as excess supplies along with expectations for above average harvests weighed on prices. During the fiscal year, the U.S. Dollar (DXY Index) fell 4.45% through early May 2016 only to recover to be up 1.5% at fiscal year-end on expectations for a

FLEXSHARES ANNUAL REPORT	17

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

December 2016 Federal Reserve overnight rate hike increase. Natural resource equity prices responded favorably following the bottom of commodity prices in mid-February.

For the twelve month period, the Underlying Index outperformed the global natural resource equity markets, as defined by the S&P Global Natural Resources Index, by 0.98%, as the Underlying Index’s balanced approach of allocating among the five major natural resource sectors benefited Underlying Index and Fund performance. All five sectors generated positive returns for the year with allocations to the timber sector and security selection in the metals sector serving as key contributors to positive performance. Tracking difference for the period between the Fund’s NAV and the Underlying Index was -75 basis points (bps),1 which is reflective of the Fund’s management fee (-48 bps), stock selection/futures (-22 bps), performance calculation differences (-18 bps), foreign dividend tax differential treatment (+9 bps), securities lending (+ 6 bps) and other factors (-2 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

18	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund Ticker:   NFRA

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	Fund Inception 10/8/2013

FlexShares STOXX® Global Broad Infrastructure Index Fund (Based on Net Asset Value)	3.09%	4.02%	5.29%

FlexShares STOXX® Global Broad Infrastructure Index Fund (Based on Market Price)	3.26%	4.03%	5.35%

STOXX® Global Broad Infrastructure Index	3.06%	3.98%	5.26%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the STOXX Global Broad Infrastructure Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities of infrastructure-related companies that are domiciled or traded in developed and emerging markets around the world (including the U.S.). The companies included in the Underlying Index derive at least 50% of their revenues from the ownership, development, construction, financing or operation of infrastructure assets, as determined by STOXX, the index provider, pursuant to its index methodology. As of October 31, 2016, there were 154 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2016, prices on global risk assets ended higher (relative to the previous period) after exhibiting much volatility throughout the year. Through Q4 of 2015 equity markets moved lower on concerns about slowing global growth. Equity markets moved lower in early 2016 as a selloff in the Chinese stock market renewed concerns regarding the world’s second largest economy. Risk assets recovered over the first half of 2016 as the Federal Reserve delayed further interest rate hikes and fundamentals improved in Europe, only to move lower on the United Kingdom’s surprise vote to leavethe European Union. The sell-off was short-lived as increased global monetary easing pushed equities higher in Q3. Global equity markets sold off in October as uncertainty surrounded the U.S. presidential election and central banks began to question the effectiveness of their accommodative monetary policies.

The global infrastructure asset class, as referenced by the S&P Global Infrastructure Index, outperformed the broad global equity market, as defined by the MSCI ACWI Index,

FLEXSHARES ANNUAL REPORT	19

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

during the 12 months ending October 31, 2016 by 2.68%. The broader definition of infrastructure incorporated in the Fund’s Underlying Index as compared to the S&P Global Infrastructure Index negatively impacted the Underlying Index’s performance as it underperformed the S&P Global Infrastructure Index by 2.28%. The Underlying Index’s exposures to the transportation and utilities sectors positively impacted its performance while exposures to energy, communications and social infrastructure detracted from Underlying Index performance. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was +2 basis points (bps)1, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (-2 bps), securities lending (+6 bps), dividend tax differential (+48 bps) and performance calculation differences between the Underlying Index and the Fund (-3 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

20	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund Ticker:   GQRE

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	Fund Inception 11/5/2013

FlexShares Global Quality Real Estate Index Fund (Based on Net Asset Value)	2.28%	7.17%
FlexShares Global Quality Real Estate Index Fund (Based on Market Price)	2.44%	7.23%
Northern Trust Global Quality Real Estate IndexSM	2.33%	7.09%
FTSE EPRA/NAREIT Developed Index NR USDSM Index	2.48%	4.95%
Dow Jones Global Select Real Estate Securities Index	0.80%	5.73%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index. The performance chart and table reflect separate performance series for each of Dow Jones Global Select Real Estate Securities Index™ (the “Prior Market Index”) and FTSE EPRA/NAREIT Developed Index NR USDSM (the “New Market Index”). Northern Trust Investments, Inc. believes that the New Market Index is a more appropriate broad-market index for performance comparison purposes than the Prior Market Index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.46% and the net expense ratio is 0.45%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Global Quality Real Estate Index (the “Underlying Index”). The Underlying Index is designed to measure the performance of companies that exhibit certain quality, valuation and momentum characteristics, within a universe of publicly-traded equity securities of U.S. and non-U.S. real estate investment trusts (REITs) and real estate companies. As of October 31, 2016, there were 158 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2016, prices on global risk assets ended higher after exhibiting much volatility (relative to the previous period) throughout the year. Through Q4 of 2015 equity markets moved lower on concerns about slowing global growth. Equity markets moved lower in early 2016 as a selloff in the Chinese stock market renewed concerns regarding the world’s second largest economy. Risk assets recovered over the first half of 2016 as the Federal Reserve delayed further interest rate hikes and fundamentals improved in Europe, only to move lower on the United Kingdom’s surprise vote to leavethe European Union. The sell-off was short-lived as increased global monetary easing pushed equities higher in Q3. Global equity markets sold off in October as uncertainty surrounded the U.S. presidential election and central banks began to question the effectiveness of their accommodative monetary policies.

The global real estate asset class, as measured by the FTSE EPRA/NAREIT Global Net Index, outperformed the broad global equity market, as measured by the MSCI ACWI Index, during the 12 months ending October 31, 2016 by 42 basis point (bps)1. The value exposure of the Underlying Index

FLEXSHARES ANNUAL REPORT	21
[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

was a positive driver of performance while both the quality and momentum exposures were detractors. Overall, the positive performance of the value exposure was not enough to offset the headwinds from the quality and momentum exposures and the Underlying Index underperformed the FTSE EPRA/NAREIT Global Net Index by 15 bps. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -5 bps, which is reflective of the Fund’s management fee (-45 bps), stock selection/futures (-2 bps), securities lending (+3 bps), dividend tax differential (+40 bps) and performance calculation differences between the Underlying Index and the Fund (-1 bps).

22	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund Ticker:   ASET

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

Fund Inception 11/23/2015

FlexShares Real Assets Allocation Index Fund (Based on Net Asset Value)	5.56%

FlexShares Real Assets Allocation Index Fund (Based on Market Price)	5.60%

Northern Trust Real Assets Allocation IndexSM	5.65%

MSCI ACWI Index	2.45%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 1.05% and the net expense ratio is 0.57%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Northern Trust Real Assets Allocation Index (the “Underlying Index”). The Underlying Index measures the performance of an optimized allocation to other FlexShares ETFs (“Underlying Funds”) that is intended to provide exposures to certain real assets and minimize overall volatility of investment in the Underlying Funds. The Underlying Funds invest primarily in separate sets of securities representing or providing exposures to global “real assets.” Examples of real assets include but are not limited to commodities, precious metals, oil, and real estate. As of October 31, 2016, there were three Underlying Funds in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective and to manage the Fund.

For the period November 24, 2015 (fund inception) to October 31, 2016, financial markets experienced an increase in volatility amid an uncertain global growth outlook. In the first part of 2016, major commodities experienced muted demand due to oversupply. This weighed on commodities prices; however, increased vigilance on the part of major commodities producers resulted in tightening supply and a rebound in several major commodities late in the first quarter of 2016. Crude oil and industrial metals rebounded, leading to increasing equity-related prices. This rebound in global real assets was also buoyed by increasing rents in the real-estate sector providing price appreciation in real-estate related equities. Infrastructure continued to experience investor interest in the face of low bond yields and the likelihood of much needed global infrastructure spending in the near future. The performance of the Underlying Index reflected: (a) strengthening in the overall real assets sectors; (b) higher global demand for commodities, building and materials prices; and (c) growing inflation expectations.

The Underlying Index had a positive total return for the period November 24, 2015 to October 31, 2016 and outperformed the global equity markets, as defined by the MSCI All Country World Index (ACWI), by

FLEXSHARES ANNUAL REPORT	23

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund (cont.) Ticker:   ASET

PORTFOLIO ANALYSIS (cont.)

+2.31%. The Underlying Index’s allocation among the three real assets sectors: natural resources, infrastructure and real estate, resulted in a greater allocation to infrastructure and real estate relative to its natural resource allocation. Each of these sectors were positive contributors to performance.

The representative indices provided varying degrees of overall performance. The Fund was significantly helped on both a relative and absolute performance basis as compared to the MSCI AWCI Index because of the overweight allocation in Real Estate, as represented by the Flexshares Global Quality Real Estate Index Fund. This holding also contributed to overall performance as it outpaced the broader real estate market in general. The Flexshares STOXX Global Broad Infrastructure Index Fund allocation also contributed to fund performance, due to the allocation to utilities and telecommunication stocks within that particular fund.

The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -10 bps1, which is reflective of the Fund’s management fee (-57 bps), and reimbursed amounts equal to the acquired fund fees and expenses attributable to the Fund’s investments in the Underlying Funds (+47 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

24	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund Ticker:   QDF

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	Fund Inception 12/14/2012

FlexShares® Quality Dividend Index Fund (Based on Net Asset Value)	6.41%	8.05%	13.74%
FlexShares® Quality Dividend Index Fund (Based on Market Price)	6.43%	8.04%	13.77%
Northern Trust Quality Dividend IndexSM	6.84%	8.47%	14.19%
Russell 1000 Index	4.26%	8.48%	13.35%
Dow Jones U.S. Select Dividend™ Index	13.49%	10.32%	14.51%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index. The performance chart and table reflect separate performance series for each of Dow Jones U.S. Select Dividend™ Index (the “Prior Market Index”) and Russell 1000 Index (the “New Market Index”). Northern Trust Investments, Inc. believes that the New Market Index is a more appropriate broad-market index for performance comparison purposes than the Prior Market Index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Dividend Index (the “Underlying Index”).

The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and targeted overall volatility similar to that of the Northern Trust 1250 IndexSM.1 Companies included in the Underlying Index are a subset of the Northern Trust 1250 IndexSM, and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Northern Trust 1250 Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 similar to the Northern Trust 1250 Index, dividend yield, quality factors and lower total risk. As of October 31, 2016, there were 161 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2016, domestic risk assets generally traded higher (relative to the previous period) albeit with increased volatility. Through Q4 of 2015

[1]	Northern Trust 1250 IndexSM is a float-adjusted market-capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	25

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

U.S. stocks moved lower on concerns about slowing global growth. The Federal Reserve guided investors through an uneventful December hike in its funds rate and amid dormant price reports, maintained its outlook for rising inflation over the intermediate horizon. U.S. stocks sold off during the first half of Q1 as weakness in global equity markets put pressure on domestic growth, only to rally over the final six weeks as investors recalibrated their expectations of the Fed’s monetary tightening for 2016. Markets continued to be volatile, but moved higher for much of spring and early summer as expectations that a rate rise from the Fed would be pushed back due to global uncertainty. Q2 culminated with the United Kingdom’s surprise vote to leave the European Union, causing U.S. equity markets to sell off and then quickly recover most of the losses in the span of a week. Domestic markets moved higher in Q3 as global monetary easing supported risk assets. U.S. equities sold off in October as uncertainty surrounded the presidential election and expectations that the Fed would raise rates in 2016 increased.

The quality focus of the Fund’s Underlying Index was a negative driver of performance during the 12 months ending October 31, 2016. The companies deemed higher quality underperformed those domestic companies deemed to be lower quality. The yield exposure of the Underlying Index was a positive driver compared to the broad large cap universe as the top dividend yielding stocks outperformed non-dividend paying stocks for the 12-month period. Overall, the positive performance derived from the relative yield exposure offset the negative impact of the quality exposure and the Underlying Index outperformed the Russell 1000 Index by 2.58%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -43 basis points (bps) 3, which is reflective of the management fee (-37 bps), stock selection/futures (-17 bps), securities lending (+13 bps) and performance calculation differences between the Underlying Index and the Fund (-2 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

26	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund Ticker:   QDEF

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	Fund Inception 12/14/2012

FlexShares® Quality Dividend Defensive Index Fund (Based on Net Asset Value)	5.96%	8.51%	13.41%

FlexShares® Quality Dividend Defensive Index Fund (Based on Market Price)	5.96%	8.44%	13.41%

Northern Trust Quality Dividend Defensive IndexSM	6.23%	9.00%	13.88%

Russell 1000 Index	4.26%	8.48%	13.35%

Dow Jones U.S. Select Dividend™ Index	13.49%	10.32%	14.51%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index. The performance chart and table reflect separate performance series for each of Dow Jones U.S. Select Dividend™ Index (the “Prior Market Index”) and Russell 1000 Index (the “New Market Index”). Northern Trust Investments, Inc. believes that the New Market Index is a more appropriate broad-market index for performance comparison purposes than the Prior Market Index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Dividend Defensive Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and targeted overall volatility that is lower than that of the Northern Trust 1250 IndexSM1 Companies included in the Underlying Index are a subset of the Northern Trust 1250 Index, and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Northern Trust 1250 Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 0.5 and 1.0 times that of the Northern Trust 1250 Index, dividend yield, quality factors and lower total risk. As of October 31, 2016, there were 184 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2016, domestic risk assets generally traded higher albeit with increased volatility (relative to the previous period). Through Q4 of 2015 U.S. stocks moved lower on concerns about slowing global growth. The Federal Reserve guided investors through an uneventful

[1]	Northern Trust 1250 IndexSM is a float-adjusted market-capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	27

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

December hike in its funds rate and amid dormant price reports, maintained its outlook for rising inflation over the intermediate horizon. U.S. stocks sold off during the first half of Q1 as weakness in global equity markets put pressure on domestic growth, only to rally over the final six weeks as investors recalibrated their expectations of the Fed’s monetary tightening for 2016. Markets continued to be volatile, (relative to the previous period) but moved higher for much of spring and early summer as expectations that a rate rise from the Fed would be pushed back due to global uncertainty. Q2 culminated with the United Kingdom’s surprise vote to leave the European Union, causing U.S. equity markets to sell off and then quickly recover most of the losses in the span of a week. Domestic markets moved higher in Q3 as global monetary easing supported risk assets. U.S. equities sold off in October as uncertainty surrounded the presidential election and expectations that the Fed would raise rates in 2016 increased.

The quality focus of the Fund’s Underlying Index was a negative driver of performance during the 12 months ending October 31, 2016. The companies deemed higher quality underperformed those domestic companies deemed to be lower quality. The yield exposure of the Underlying Index was a positive driver compared to the broad large cap universe as the top dividend yielding stocks outperformed non-dividend paying stocks for the 12-month period. The Underlying Index’s lower beta exposure was a negative driver as lower volatility stocks nominally underperformed stocks with market-like volatility (relative to the previous period). Overall, the positive performance derived from the relative yield exposure offset the negative impact of the quality exposure and the Underlying Index outperformed the Russell 1000 Index by 1.97%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -27 basis points (bps) 3, which is reflective of the management fee (-37 bps), stock selection/futures (-2 bps) and securities lending (+11 bps) and performance calculation differences between the Underlying Index and the Fund (+1 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

28	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund Ticker:   QDYN

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	Fund Inception 12/14/2012

FlexShares® Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	4.16%	6.45%	12.45%
FlexShares® Quality Dividend Dynamic Index Fund (Based on Market Price)	4.43%	6.47%	12.48%
Northern Trust Quality Dividend Dynamic IndexSM	4.53%	6.87%	12.85%
Russell 1000 Index	4.26%	8.48%	13.35%
Dow Jones U.S. Select Dividend™ Index	13.49%	10.32%	14.51%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index. The performance chart and table reflect separate performance series for each of Dow Jones U.S. Select Dividend™ Index (the “Prior Market Index”) and Russell 1000 Index (the “New Market Index”). Northern Trust Investments, Inc. believes that the New Market Index is a more appropriate broad-market index for performance comparison purposes than the Prior Market Index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Dividend Dynamic Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and targeted overall volatility that is greater than that of the Northern Trust 1250 IndexSM1 Companies included in the Underlying Index are a subset of the Northern Trust 1250 Index, and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Northern Trust 1250 Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 1.0 and 1.5 times that of the Northern Trust 1250 Index, dividend yield, quality factors and lower total risk. As of October 31, 2016, there were 182 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2016, domestic risk assets generally traded higher albeit with increased volatility (relative to the previous period). Through Q4 of 2015 US stocks moved lower on concerns about slowing global growth. The Federal Reserve guided investors through an uneventful

[1]	Northern Trust 1250 IndexSM is a float-adjusted market-capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	29

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

December hike in its funds rate and amid

dormant price reports, maintained its outlook for rising inflation over the intermediate horizon. U.S. stocks sold off during the first half of Q1 as weakness in global equity markets put pressure on domestic growth, only to rally over the final six weeks as investors recalibrated their expectations of the Fed’s monetary tightening for 2016. Markets continued to be volatile, but moved higher for much of spring and early summer as expectations that a rate rise from the Fed would be pushed back due to global uncertainty. Q2 culminated with the United Kingdom’s surprise vote to leave the European Union, causing U.S. equity markets to sell off and then quickly recover most of the losses in the span of a week. Domestic markets moved higher in Q3 as global monetary easing supported risk assets. U.S. equities sold off in October as uncertainty surrounded the presidential election and expectations that the Fed would raise rates in 2016 increased.

The quality focus of the Fund’s Underlying Index was a negative driver of performance during the 12 months ending October 31, 2016. The companies deemed higher quality underperformed those domestic companies deemed to be lower quality. The yield exposure of the Underlying Index was a positive driver compared to the broad large cap universe as the top dividend yielding stocks outperformed non-dividend paying stocks for the 12-month period. The Underlying Index’s higher beta exposure was a negative driver as lower volatility stocks underperformed higher volatility stocks. Overall, the positive performance derived from the relative yield exposure offset the negative impact of the quality exposure and the Underlying Index outperformed the Russell 1000 Index by 27 basis points (bps) 3. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -37 bps, which is reflective of the management fee (-37 bps), stock selection/futures (-9 bps) and securities lending (+11 bps) and performance calculation differences between the Underlying Index and the Fund (-2 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

30	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Index Fund Ticker:   IQDF

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	Fund Inception 4/12/2013

FlexShares® International Quality Dividend Index Fund (Based on Net Asset Value)	1.16%	(2.35)%	0.47%

FlexShares® International Quality Dividend Index Fund (Based on Market Price)	2.05%	(2.42)%	0.51%

Northern Trust International Quality Dividend IndexSM	1.73%	(1.80)%	1.02%

MSCI AC World ex USA NR USD Index	0.22%	(1.49)%	1.22%

Dow Jones Global Select Dividend™ Index	4.22%	(0.86)%	2.39%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index. The performance chart and table reflect separate performance series for each of Dow Jones Global Select Dividend™ Index (the “Prior Market Index”) and MSCI AC World ex USA NR USD Index (the “New Market Index”). Northern Trust Investments, Inc. believes that the New Market Index is a more appropriate broad-market index for performance comparison purposes than the Prior Market Index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust International Quality Dividend Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and targeted overall volatility similar to that of the Northern Trust International Large Cap IndexSM1. Companies included in the Underlying Index are a subset of the Northern Trust International Large Cap Index, and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Northern Trust International Large Cap Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 similar to the Northern Trust International Large Cap Index, dividend yield, quality factors and lower total risk.

As of October 31, 2016, there were 205 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

[1]

The Northern Trust International Large Cap IndexSM is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	31

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

During the 12 months ending October 31, 2016, international equities markets ended nominally higher after exhibiting much volatility throughout the year. Through Q4 of 2015 international equity markets moved lower on concerns about slowing global growth. International markets moved lower in early 2016 as a selloff in the Chinese stock market renewed concerns regarding the world’s second largest economy. Equity markets recovered over the first half of 2016 as the Federal Reserve delayed further interest rate hikes and fundamentals improved in Europe, only to move lower on the United Kingdom’s surprise vote to leave the European Union. The sell-off was short-lived as increased monetary stimulus by the Bank of England to offset the effects of “Brexit” combined with plans for increased fiscal reform and spending in Japan to push equities higher in Q3. October returns were generally positive in local currencies; however, the rapid strengthening of the USD pushed returns experienced by U.S. investors into negative territory for the month.

The quality focus of the Fund’s Underlying Index was a positive driver of performance during the 12 months ending October 31, 2016. International companies deemed to be of higher quality outperformed those of lower quality. Exposure to dividend paying stocks was negative for the Underlying Index during this time period as non-dividend paying stocks outperformed high yielding equities in the international equity markets. Overall, the positive performance derived from quality offset the negative impact of the yield exposure and the Underlying Index outperformed the MSCI AC World ex USA NR USD Index by 1.51%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -57 basis points (bps) 3, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (-14 bps), securities lending (+10 bps) and performance calculation differences between the Underlying Index and the Fund (-6 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

32	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Defensive Index Fund Ticker:   IQDE

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	Fund Inception 4/12/2013

FlexShares® International Quality Dividend Defensive Index Fund (Based on Net Asset Value)	2.24%	(2.32)%	0.24%

FlexShares® International Quality Dividend Defensive Index Fund (Based on Market Price)	3.39%	(2.41)%	0.33%

Northern Trust International Quality Dividend Defensive IndexSM	6.23%	9.00%	1.09%

MSCI AC World ex USA NR USD Index	0.22%	(1.49)%	1.22%

Dow Jones Global Select Dividend™ Index	4.22%	(0.86)%	2.39%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index. The performance chart and table reflect separate performance series for each of Dow Jones Global Select Dividend™ Index (the “Prior Market Index”) and MSCI AC World ex USA NR USD Index (the “New Market Index”). Northern Trust Investments, Inc. believes that the New Market Index is a more appropriate broad-market index for performance comparison purposes than the Prior Market Index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust International Quality Dividend Defensive Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and targeted overall volatility that is lower than that of the Northern Trust International Large Cap IndexSM1. Companies included in the Underlying Index are a subset of the Northern Trust International Large Cap Index, and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Northern Trust International Large Cap Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 0.5 and 1.0 times that of the Northern Trust International Large Cap Index, dividend yield, quality factors and lower total risk. As of October 31, 2016, there were 205 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

[1]

The Northern Trust International Large Cap IndexSM is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	33

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

During the 12 months ending October 31, 2016, international equities markets ended nominally higher after exhibiting much volatility throughout the year. Through Q4 of 2015 international equity markets moved lower on concerns about slowing global growth. International markets moved lower in early 2016 as a selloff in the Chinese stock market renewed concerns regarding the world’s second largest economy. Equity markets recovered over the first half of 2016 as the Federal Reserve delayed further interest rate hikes and fundamentals improved in Europe, only to move lower on the United Kingdom’s surprise vote to leave the European Union. The sell-off was short-lived as increased monetary stimulus by the Bank of England to offset the effects of “Brexit” combined with plans for increased fiscal reform and spending in Japan to push equities higher in Q3. October returns were generally positive in local currencies; however, the rapid strengthening of the USD pushed returns experienced by US investors into negative territory for the month.

The quality focus of the Fund’s Underlying Index was a positive driver of performance during the 12 months ending October 31, 2016. International companies deemed to be of higher quality outperformed those of lower quality. Exposure to dividend paying stocks was negative for the Underlying Index during this time period as non-dividend paying stocks outperformed high yielding equities in the international equity markets. The Underlying Index’s lower beta exposure was a positive driver as lower volatility stocks outperformed stocks with market-like volatility. Overall, the positive performance derived from quality offset the negative impact of the yield exposure and the Underlying Index outperformed the MSCI AC World ex USA NR USD Index by 2.71%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -69 basis points (bps) 3, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (-23 bps), securities lending (+10 bps) and performance calculation differences between the Underlying Index and the Fund (-9 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

34	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Dynamic Index Fund Ticker:   IQDY

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	Fund Inception 4/12/2013

FlexShares® International Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	(6.28)%	16.41%	1.70%

FlexShares® International Quality Dividend Dynamic Index Fund (Based on Market Price)	(8.00)%	16.43%	1.37%

Northern Trust International Quality Dividend Dynamic IndexSM	4.53%	6.87%	2.73%

MSCI AC World ex USA NR USD Index	0.22%	(1.49)%	1.22%

Dow Jones Global Select Dividend™ Index	4.22%	(0.86)%	2.39%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index. The performance chart and table reflect separate performance series for each of Dow Jones Global Select Dividend™ Index (the “Prior Market Index”) and MSCI AC World ex USA NR USD Index (the “New Market Index”). Northern Trust Investments, Inc. believes that the New Market Index is a more appropriate broad-market index for performance comparison purposes than the Prior Market Index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust International Quality Dividend Dynamic Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and targeted overall volatility that is greater than that of the Northern Trust International Large Cap IndexSM1. Companies included in the Underlying Index are a subset of the Northern Trust International Large Cap Indexand are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Northern Trust International Large Cap Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 1.0 and 1.5 times that of the Northern Trust International Large Cap Index, dividend yield, quality factors and lower total risk. As of October 31, 2016, there were 206 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

[1]

The Northern Trust International Large Cap IndexSM is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets

FLEXSHARES ANNUAL REPORT	35

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

During the 12 months ending October 31, 2016, international risk assets ended nominally higher after exhibiting much volatility throughout the year. Through Q4 of 2015 international equity markets moved lower on concerns about slowing global growth. International markets moved lower in early 2016 as a selloff in the Chinese stock market renewed concerns regarding the world’s second largest economy. Equity markets recovered over the first half of 2016 as the Federal Reserve delayed further interest rate hikes and fundamentals improved in Europe, only to move lower on the United Kingdom’s surprise vote to leave the European Union. The sell-off was short-lived as increased monetary stimulus by the Bank of England to offset the effects of “Brexit” combined with plans for increased fiscal reform and spending in Japan to push equities higher in Q3. October returns were generally positive in local currencies; however, the rapid strengthening of the USD pushed returns experienced by US investors into negative territory for the month.

The quality focus of the Fund’s Underlying Index was a positive driver of performance during the 12 months ending October 31, 2016. International companies deemed to be of higher quality outperformed those of lower quality. Exposure to dividend paying stocks was negative for the Underlying Index during this time period as non-dividend paying stocks outperformed high yielding equities in the international equity markets. The Underlying Index’s higher beta exposure was a positive driver as higher volatility stocks outperformed lower volatility stocks. Overall, the positive performance derived from quality offset the negative impact of the yield exposure and the Underlying Index outperformed the MSCI AC World ex USA NR USD Index by 3.51%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -56 basis points (bps) 3, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (-7 bps), securities lending (+12 bps), dividend tax differential (-3 bps) and performance calculation differences between the Underlying Index and the Fund (-11 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

36	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund Ticker:   TDTT

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	5 Year	Fund Inception 9/19/2011

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	2.55%	0.32%	0.33%	0.44%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Market Price)	2.55%	0.32%	0.28%	0.44%

iBoxx 3-Year Target Duration TIPS Index	2.64%	0.48%	0.47%	0.58%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.21% and the net expense ratio is 0.20%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the iBoxx 3-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected debt obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration1 of approximately three years. The Underlying Index includes publicly issued TIPS having maturity dates of at least one year but not more than ten years from an index rebalancing date. The Fund will generally invest at least 80% of its assets in the securities of the Underlying Index. As of October 31, 2016, there were 11 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses replication to manage the Fund, but may use representative sampling in certain circumstances. This means the Fund may not hold all of the issues that are included in the Underlying Index.

U.S. interest rates increased in the fourth quarter of 2015 in response to the December increase in the Federal Reserve overnight rate and indications of further increases in 2016. However, interest rate concerns quickly subsided resulting in declining intermediate to long term yields during the first ten months of 2016. Continued accommodative Global Central Bank (GCB) policies, including quantitative easing investments in non-government debt and even equity securities, weighed heavily on global yields. U.S. short-term yields were higher late in the fiscal year as market consensus moved towards an expected fourth quarter 2016 overnight rate increase by the Federal Reserve. As a result, the Treasury yield curve was flatter year-over-year with 1-month through 2-year yields higher while 5-year through 30-year yields fell. GCB policies led to lower yields in Germany and Japan, with U.K. seeing dramatic moves in lowering rates as the markets reacted and assessed the short and long term implications of the “Brexit” vote. Despite a mid-fiscal year retreat, the U.S. Dollar strengthened over the twelve month period due to higher U.S. growth rates

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the Market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

FLEXSHARES ANNUAL REPORT	37

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

versus global developed markets and concerns over further tightening of Federal Reserve monetary policy versus continued accommodative monetary policies from Central Banks, other than the Federal Reserve.

For the fiscal year ended October 31, 2016, higher energy and metals prices, combined with continued upward pressure in owner’s equivalent rent and actual rents and medical services offset continued deflationary pressures in food prices driving annual Consumer Price Index (“CPI”) higher to 1.5% from 0.1% the previous year. Inflation expectations, as represented by TIPS breakeven spreads, were higher. Short-term inflation expectations increased relatively more than long-term inflation expectations due to the recovery in energy prices and evidence of increasing wage pressures in the U.S. labor force. Longer term inflation breakeven spreads trended slightly higher as commodity price recovery and longer-term inflationary pressures from recovering global growth were priced into expectations.

During the fiscal year, real yields2 declined on lower nominal Treasury yields and higher TIPS breakeven spreads. 1-year real yields declined -53 basis points (bps)3 while five, ten and thirty year real yields were -60 bps, -52 bps, -49 bps lower, respectively. As of October 31, 2016, real yields were negative out to 8-year maturities versus only out to a 1-year maturity at October 31, 2015.

The decline in real interest rates combined with higher annual inflation and improved inflation expectations produced positive total return performance in both the Fund and the Underlying Index. For the twelve month period, the Underlying Index underperformed the Bloomberg Barclays U.S. TIPS 1-10 Year Index by 2.03%, due mostly to a lower exposure to 5-10 year maturity TIPs. Tracking difference between the Fund’s NAV and the Underlying Index for the twelve month period was -9 bps, reflective of the Fund’s management fee (-20 bps), intra-day trading and fees ( -5 bps), pricing differences (+20 bps) and other factors (-4 bps).

[2]	Nominal yield adjusted for the effects of expected inflation.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

38	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund Ticker:   TDTF

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	5 Year	Fund Inception 9/19/2011

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	4.81%	1.07%	1.19%	1.21%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Market Price)	4.64%	1.09%	1.12%	1.21%

iBoxx 5-Year Target Duration TIPS Index	4.74%	1.14%	1.28%	1.32%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.21% and the net expense ratio is 0.20%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the iBoxx 5-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected debt obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration1 of approximately five years. The Underlying Index includes publicly issued TIPS having maturity dates of at least three years but not more than twenty years from an index rebalancing date. The Fund will generally invest at least 80% of its assets in the securities of the Underlying Index. As of October 31, 2016, there were 13 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses replication to manage the Fund, but may use representative sampling in certain circumstances. This means the Fund may not hold all of the issues that are included in the Underlying Index.

U.S. interest rates increase in the fourth quarter of 2015 in response to the December increase in the Federal Reserve overnight rate and indications of further increases in 2016. However, interest rate concerns subsided resulting in declining intermediate to long term yields during the first ten months of 2015. Continued accommodative Global Central Bank (GCB) policies, including GCB quantitative easing investments in non-government debt and equity securities, weighed heavily on global yields. U.S. short-term yields were higher late in the fiscal year as market consensus moved towards an expected fourth quarter 2016 overnight rate increase by the Federal Reserve. As a result, the Treasury yield curve was flatter year-over-year with 1-month through 2-year yields higher while 5-year through 30-year yields fell. GCB policies led to lower yields in Germany and Japan, with U.K. seeing dramatic moves lower in rates as the markets reacted and assessed the short and long term implications of the “Brexit” vote. Despite a mid-fiscal year retreat, the

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the Market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

FLEXSHARES ANNUAL REPORT	39

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

U.S. Dollar strengthened over the twelve month period due to higher U.S. growth rates versus global developed markets and concerns over further tightening of Federal Reserve monetary policy versus continued accommodative monetary policies from ex-U.S. Central Banks.

For the fiscal year ended October 31, 2016, higher energy and metals prices, combined with continued upward pressure in owner’s equivalent rent and actual rents and medical services offset continued deflationary pressures in food prices driving annual Consumer Price Index (“CPI”) higher to 1.5% from 0.1% the previous year. Inflation expectations, as represented by TIPS breakeven spreads, were higher. Short-term inflation expectations increased more versus long-term expectations on the recovery in energy prices and evidence of increasing wage pressures in the U.S. labor force. Longer term inflation breakeven spreads trended slightly higher as commodity price recovery and longer-term inflationary pressures from recovering global growth were priced into expectations.

During the fiscal year, real yields2 declined on lower nominal Treasury yields and higher TIPS breakeven spreads. 3-year real yields declined -62 basis points (bps)3 while five, ten and thirty year real yields were -60 bps, -52 bps, -49 bps lower, respectively. As of October 31, 2016, real yields were negative out to 8-year maturities versus only out to a 1-year maturity at October 31, 2015.

The decline in real interest rates combined with higher annual inflation and improved inflation expectations produced positive total return performance in both the Fund and the Underlying Index. For the twelve month period, the Underlying Index underperformed the Bloomberg Barclays U.S. TIPS Index by 1.15%, due mostly to a lower or zero exposure to 10-year or longer maturity TIPs. Tracking difference between the Fund’s NAV and the Underlying Index for the twelve month period was +7bps, reflective of the Fund’s management fee (-20bps), intra-day trading and fees (+1bp), pricing differences (+27 bps) and other factors (-1 bp).

[2]	Nominal yield adjusted for the effects of inflation.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

40	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Disciplined Duration MBS Index Fund Ticker:  MBSD

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	Fund Inception 9/3/2014

FlexShares Disciplined Duration MBS Index Fund (Based on Net Asset Value)	3.02%	2.54%

FlexShares Disciplined Duration MBS Index Fund (Based on Market Price)	2.69%	2.54%

The BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities Index	3.02%	2.81%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.22% and the net expense ratio is 0.20%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of investment-grade US agency residential mortgage-backed pass-through securities (“MBS”). Pursuant to the Underlying Index’s methodology, the average effective duration of the portfolio of MBS represented in the Underlying Index generally will range between 3.25 and 4.25 years. As of October 31, 2016, there were 162 securities in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund, this means the Fund may not hold all of the issues that are included in the Underlying Index.

Positive, yet continued modest economic growth in the U.S. economy combined with the Federal Reserve’s December 2015 increase in the overnight rate pushed U.S. yields higher in the first part of the fiscal year. Stoked by ever increasingly accommodative monetary policies by the Global Central Banks (GCB), U.S. yields fell in 2016 as investors sought out the positive yields and safe haven of U.S. Treasuries. This trend was enhanced due to the general level of global investor uncertainty in the aftermath of the June 2016 “Brexit” vote. During the second half of the fiscal year, short term yields trended higher on expectations for an additional Federal Reserve increase in the overnight rate and due to the impact of money market fund reform. A significant transfer of assets to government money funds resulted in an increase in commercial paper and London Interbank Offered Rates “LIBOR” yields.

By fiscal year-end, the U.S. yield curve had flattened as 1-2 year Treasury yields were 15-30 basis points (bps) 1 higher while 5-year and longer yields declined between

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	41

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Disciplined Duration MBS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

15-30 bps. Accommodative GCB monetary policy increased with expansion in quantitative easing investments into non-government debt and even equities. By October 2016, yield curves in Germany and Japan were lower and flatter as long rates declined more versus short and intermediate rates. U.K. yields declined with global yields, and saw increased volatility following the “Brexit” vote. In the week following the vote, U.K. yields were 40 bps lower reflecting investor uncertainty over the short and long term financial and economic implications of the U.K.’s exit from the European Union. By September, U.K. yields had declined over 60 bps across much of the yield curve; however, a sudden reversal saw yields retrace nearly half their post-“Brexit” vote decline by the end of the fiscal year.

The decline in U.S. interest rates provided support to the U.S. housing market which showed continued improvement as both existing and new home sales were higher year-over-year. Mortgage applications trended higher on home sales and refinancing activity in response to lower interest rates, higher home prices and a slight easing of credit availability.

The Fund’s performance during the fiscal year was the product of positive income and improvement in mortgage credit spreads, offset by principal prepayment losses. For the twelve month period, the Underlying Index underperformed the market-weighted MBS market, as defined by the Bloomberg Barclays Capital U.S. MBS Index by 0.25% due primarily to a shorter duration position of the Underlying Index during January 2016, when the majority of the fiscal year interest rate rally occurred. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was 0 (zero) bps, reflective of the Fund’s management fee (-20 bps), security selection (+14 bps), trading costs and fees (-35 bps), pricing differences (+57 bps), yield curve (-12 bps) and other factors (-4 bps).

42	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund Ticker:   SKOR

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	Fund Inception 11/12/2014

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Net Asset Value)	4.71%	3.72%

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Market Price)	4.70%	3.80%

Northern Trust Credit-Scored US Corporate Bond IndexSM	5.05%	4.03%

Bloomberg Barclays Capital US Intermediate Corporate Bond Index	4.99%	3.55%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Credit-Scored US Corporate Bond index (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of US dollar denominated bonds of companies that are considered by the index provider1 to have higher credit quality, lower risk of default and potential for higher yield, price appreciation and liquidity relative to the universe of securities comprising the Northern Trust US Investment-Grade Corporate Bond Index2. The Underlying Index begins with the Northern Trust US Investment-Grade Corporate Bond Index and then follows a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as index provider (the “Index Provider”). As of October 31, 2016, there were 1,307 issues in the Underlying Index. The Fund uses representative sampling to attempt to meet its investment objectives; this means the Fund may not hold all of the issues that are included in the Underlying Index.

Positive, yet continued modest economic growth in the U.S. economy combined with the Federal Reserve’s December 2015 increase in the overnight rate pushed U.S. yields higher in the first part of the fiscal year. Stoked by ever increasingly accommodative monetary policies by the Global Central

Banks (GCB), U.S. yields fell in 2016 as investors sought out the positive yields and safe haven of U.S. Treasuries. This trend was enhanced due to the general level of global investor uncertainty in the aftermath of the June 2016 “Brexit” vote. During the second half of the fiscal year, short term yields trended higher on expectations for an additional Federal Reserve increase in the overnight rate and due to the impact of money market fund reform and a significant transfer of assets to government only money funds, which resulted in an increase in commercial paper andLondon Interbank Offered Rates “LIBOR” yields.

[1]	Index provider—Northern Trust Investments, Inc.

[2]

The Northern Trust US Investment-Grade Corporate Bond Index is designed to measure the performance of a diversified universe of intermediate maturity, U.S.-dollar denominated bonds of companies with investment grade-like characteristics, and enhanced short-term and longterm solvency.

FLEXSHARES ANNUAL REPORT	43

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

By fiscal year-end, the U.S. yield curve had flattened as 1-2 year Treasury yields were 15-30 basis points (bps)3 higher while 5-year and longer yields declined between 15-30 bps. Accommodative GCB monetary policy increased with expansion in quantitative easing investments into non-government debt and even equities. By October 2016, yield curves in Germany and Japan were lower and flatter as long rates declined more versus short and intermediate rates. U.K. yields declined with global yields and saw increased volatility following the “Brexit” vote. In the week following the vote, U.K. yields were 40 bps lower reflecting investor uncertainty over the short and long term financial and economic implications of the U.K.’s exit from the European Union. By September, U.K. interest rates had declined over 60 bps across much of the yield curve; however a sudden reversal saw yields retrace nearly half their post-“Brexit” vote decline by the end of the fiscal year.

U.S. intermediate credit spreads were generally lower during the fiscal year as lower intermediate Treasury yields stoked investor demand for higher yields from corporate securities. Investors seeking higher yields moved out the yield curve and were agnostic with regards to credit quality issues as lower credit quality, longer maturity credit spreads rallied more on a relative basis versus higher credit quality and short credit spreads.

The Underlying Index outperformed the Bloomberg Barclays Capital US Intermediate Corporate Bond Index by 0.06%, due to the Underlying Index’s positive duration4 positioning and sector allocations along with security selection in the financial, telecom, media and technology sectors offset by lower allocations to the energy sector. Generally lower quality credits rallied during the fiscal year on investor demand for yield. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -34 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-64 bps), pricing differences (+22 bps), sector and security selection (+15 bps) and other factors (+15 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[4]	Duration is how sensitive a fixed income investment is to a change in interest rates and is expressed as a number of years—the higher the number the more volatile would be the expected change.

44	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund Ticker:   LKOR

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	Fund Inception 9/23/2015

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Net Asset Value)	11.64%	11.05%

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Market Price)	12.75%	12.65%

Northern Trust Credit-Scored US Long Corporate Bond IndexSM	12.06%	11.39%

Bloomberg Barclays Capital US Long Corporate Bond Index	12.52%	11.69%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.27% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Credit-Scored US Long Corporate Bond index (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of US dollar denominated bonds of companies that are considered by the index provider1 to have higher credit quality, lower risk of default and potential for higher yield, price appreciation and liquidity relative to the universe of securities comprising the Northern Trust US Investment-Grade Corporate Bond Index 2. The Underlying Index begins with the Northern Trust Investment-Grade US Long Corporate Bond Index and then follows a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as index provider (the “Index Provider”). As of October 31, 2016, there were 714 issues in the Underlying Index. The Fund uses representative sampling to attempt to meet its investment objectives; this means the Fund may not hold all of the issues that are included in the Underlying Index.

Positive, yet continued modest economic growth in the U.S. economy combined with the Federal Reserve’s December 2015 increase in the overnight rate pushed U.S. yields higher in the first part of the fiscal year. Stoked by ever increasingly accommodative monetary policies by the Global Central Banks (GCB), U.S. yields fell in 2016 as investors sought out the safe haven and positive yields of U.S. Treasuries. This trend was enhanced due to the general level of global investor uncertainty in the aftermath of the June 2016 “Brexit” vote. During the second half of the fiscal year, short term yields trended higher on expectations for an additional Federal Reserve increase in the overnight rate and due to the impact of money market fund reform and a significant transfer of assets to government only money funds, which resulted in an increase in commercial paper and London Interbank Offered Rates “LIBOR” yields.

[1]	Index provider—Northern Trust Investments, Inc.

[2]

The Northern Trust US Investment-Grade Corporate Bond Index is designed to measure the performance of a diversified universe of intermediate maturity, U.S.-dollar denominated bonds of companies with investment grade-like characteristics, and enhanced short-term and longterm solvency.

FLEXSHARES ANNUAL REPORT	45

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

By fiscal year-end, the U.S. yield curve had flattened as 1-2 year Treasury yields were 15-30 basis points (bps)3 higher while 5-year and longer yields declined between 15-30 bps. Accommodative GCB monetary policy increased with expansion in quantitative easing investments into non-government debt and even equities. By October 2016, yield curves in Germany and Japan were lower and flatter as long rates declined more versus short and intermediate rates. The U.K. yields declined with global yields, yet saw increased volatility following the “Brexit” vote. In the week following the vote, U.K. yields were 40bps lower reflecting investor uncertainty over the short and long term implications of the U.K.’s exit from the European Union. By September, U.K. yields had declined over 60 bps across much of the yield curve, however a sudden reversal saw yields retrace nearly half their post-“Brexit” vote decline by the end of the fiscal year.

U.S. long-term credit spreads were generally lower during the fiscal year as the decline on long-term Treasury yields stoked investor demand for higher yields from corporate securities. Investors seeking higher yields moved out the yield curve and were agnostic with regards to credit quality issues as lower credit quality, longer maturity credit spreads rallied more on a relative basis versus higher credit quality and shorter-term credit spreads.

The Underlying Index underperformed the Bloomberg Barclays Capital US Long Corporate Bond Index by 0.46%, reflecting the Underlying Index’s positive sector allocations along with security selection in the financial, telecom, media and technology sectors offset by lower allocations and security selection within the energy sector and generally lower exposure to low credit quality issues rallied during the fiscal year on strong investor demand for yield. The tracking difference between the Fund’s NAV and the Underlying Index for the period for the period was -42 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-25 bps), pricing differences (+37 bps), sector and security selection (-30 bps) and other factors (-2 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

46	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund Ticker:   RAVI

CUMULATIVE PERFORMANCE

Through October 31, 2016

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2016

	1 Year	3 Year	Fund Inception 10/9/2012

FlexShares Ready Access Variable Income Fund (Based on Net Asset Value)	1.19%	0.82%	0.80%

FlexShares Ready Access Variable Income Fund (Based on Market Price)	1.18%	0.83%	0.81%

Bloomberg Barclays US Short Treasury Index	0.23%	0.09%	0.08%

All data as of 10/31/16. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2017. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks maximum current income consistent with the preservation of capital and liquidity. The Fund attempts to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average portfolio duration1 of the Fund will vary based on the Northern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.

Positive, modest economic growth in the U.S. economy, coupled with continued increases in accommodative monetary policies by Global Central Banks (“GCBs”) led to variable U.S. Treasury yields movements over the last twelve months. At fiscal-year end, the U.S. yield curve had flattened as 1-3 year Treasury yields were higher by 15-30 basis points (bps),2 while 5-year and longer yields declined between 20-30 bps. Ultra-short term yields (<1-year) moved higher as investors anticipated a potential increase in the overnight rate by the Federal Reserve. The 3-month T-Bill moved higher early in the fiscal year in advance of the December 2015 25 bps increase in the overnight Federal Funds rate. Other ultra-short yields such as the 3-month London Interbank Offer Rate (“LIBOR”) also moved higher by December 2015 and then again beginning in the third quarter of 2016 as markets reacted to the possibility of a second Federal Funds rate increase, asset flows from prime money market funds to government-only money

FLEXSHARES ANNUAL REPORT	47
[1]	For bonds with embedded options, this calculation accounts for the fact that expected cash flows will fluctuate with changes in interest rates.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

market funds, the “Brexit” vote and uncertainties in the European banking sector. By the end of the fiscal year, the 3-month LIBOR had increased 55 bps to 0.88% and the Federal Funds Effective Rate had increased 25 bps to 0.41%.

Developed market economies outside the U.S. experienced an increase in accommodative monetary policies, including purchases of non-government securities by GCBs. By October, German Bund yields were trading at negative yields out to 2025 maturities. The Bank of Japan continued aggressive monetary policy, including purchases of corporate equities and announced a change to its monetary policy: targeting a zero percent interest rate for ten year maturities. U.K. yields saw dramatic declines in the aftermath of the “Brexit” vote as the British pound weakened and investors grappled with the uncertain future for the U.K. economy. Against this backdrop, global investors flocked to the higher yields available in the U.S. leading to lower U.S. credit spreads.

The Fund’s performance during the fiscal year as compared to the Bloomberg Barclays US Short Treasury Index was the product of higher ultra-short yields, an active new issue U.S. corporate bond market and successful duration/credit positioning decisions by the portfolio management team against a backdrop of higher intermediate interest rates. The Fund’s effective duration was held fairly consistent over the fiscal year, which benefitted the Fund’s total return when yields rallied in 2016. Additionally, the Fund’s positioning in corporate securities benefitted performance as floating rate note coupons reset higher due to higher LIBOR rates while fixed-rate credit spreads tightened. The new issue corporate market provided opportunities to replace existing positions with new securities issued at more attractive pricing levels. The Fund outperformed its market benchmark by 96 bps, due primarily to its credit exposure, duration positioning and security selection decisions.

48	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Assets and Liabilities October 31, 2016

	FlexShares® Morningstar US Market Factor Tilt Index Fund	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

ASSETS
Securities, at cost	$636,610,500	$627,392,748	$278,128,651	$—
Affiliate securities, at cost	381,678	—	—	3,610,461
Repurchase Agreements, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	110,921,536	12,197,659	866,624	—

Securities, at value	816,762,384	616,440,338	298,075,975	—
Affiliate securities, at value	476,524	—	—	3,588,250
Repurchase Agreements, at value	—	—	—	—
Securities Lending Reinvestments, at value	110,923,088	12,197,659	866,624	—
Cash	11,918,872	133,336	392,188	506
Cash segregated at broker*	828,887	470,648	156,416	—
Foreign cash†	—	2,667,835	1,025,962	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	208,583	1,206	15,933
Receivables:
Dividends and interest	656,053	2,936,970	164,001	—
Securities lending income	55,437	54,711	5,281	—
Capital shares issued	—	—	—	—
Investment adviser	46,320	31,754	15,093	590
Securities sold	—	259,789	173,597	—
Variation margin	—	131,314	—	—

Total Assets	941,667,565	635,532,937	300,876,343	3,605,279

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	160,892	5,451	9,625
Payables:
Cash collateral received from securities loaned	110,919,236	12,197,653	866,624	—
Deferred compensation (Note 7)	37,451	25,047	11,481	43
Investment advisory fees (Note 4)	192,028	222,179	164,974	170
Trustee fees (Note 7)	8,869	6,707	3,612	547
Securities purchased	—	1,442	156,206	—
Deferred non-US capital gains taxes	—	—	272,979	—
Due to Authorized Participant	—	—	—	—
Variation margin	246,803	—	19,087	—
Due to counterparty	—	527	—	—
Other	10,500	20,000	25,000	—

Total Liabilities	111,414,887	12,634,447	1,525,414	10,385

Net Assets	$830,252,678	$622,898,490	$299,350,929	$3,594,894

NET ASSETS CONSIST OF:
Paid-in capital	$668,447,973	$675,172,264	$309,920,447	$3,635,133
Undistributed (accumulated) net investment income (loss)	1,798,626	1,820,860	64,760	—
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(20,002,486)	(43,145,490)	(30,294,937)	(24,336)
Net unrealized appreciation (depreciation) on:
Investments	180,246,730	(10,952,410)	19,674,345	(22,211)
Securities lending	1,552	—	—	—
Futures contracts	(239,717)	155,257	(10,969)	—
Forward foreign currency contracts and foreign currency translations	—	(151,991)	(2,717)	6,308

Net Assets	$830,252,678	$622,898,490	$299,350,929	$3,594,894

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	9,400,001	11,200,001	6,300,001	150,001
Net Asset Value	$88.32	$55.62	$47.52	$23.97

† Cost of foreign cash	$—	$2,731,660	$1,026,383	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	49

Statements of Assets and Liabilities (cont.)

	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX US ESG Impact Index Fund	FlexShares® STOXX Global ESG Impact Index Fund

ASSETS
Securities, at cost	$—	$6,424,854	$4,984,416	$7,405,397
Affiliate securities, at cost	28,528,694	—	—	—
Repurchase Agreements, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	—	—	—	—

Securities, at value	—	6,521,148	4,998,134	7,494,717
Affiliate securities, at value	33,655,393	—	—	—
Repurchase Agreements, at value	—	—	—	—
Securities Lending Reinvestments, at value	—	—	—	—
Cash	2,517	13,698	—	23,776
Cash segregated at broker*	—	—	—	10,479
Foreign cash†	—	—	—	48,513
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	56,028	—	—	—
Receivables:
Dividends and interest	—	5,268	6,809	12,494
Securities lending income	—	—	—	—
Capital shares issued	—	—	—	—
Investment adviser	1,216	655	600	637
Securities sold	—	—	—	216,061
Variation margin	—	—	—	33

Total Assets	33,715,154	6,540,769	5,005,543	7,806,710

LIABILITIES
Cash overdraft	—	—	7,424	—
Unrealized depreciation on forward foreign currency contracts	145,471	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	—
Deferred compensation (Note 7)	372	82	23	34
Investment advisory fees (Note 4)	1,293	1,789	1,365	2,710
Trustee fees (Note 7)	844	573	577	603
Securities purchased	—	—	—	251,438
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin	—	—	—	—
Due to counterparty	—	—	—	21
Other	—	500	—	—

Total Liabilities	147,980	2,944	9,389	254,806

Net Assets	$33,567,174	$6,537,825	$4,996,154	$7,551,904

NET ASSETS CONSIST OF:
Paid-in capital	$30,222,982	$6,455,342	$5,000,050	$7,500,187
Undistributed (accumulated) net investment income (loss)	—	11,780	11,137	16,654
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(1,693,064)	(25,591)	(28,751)	(53,614)
Net unrealized appreciation (depreciation) on:
Investments	5,126,699	96,294	13,718	89,320
Securities lending	—	—	—	—
Futures contracts	—	—	—	31
Forward foreign currency contracts and foreign currency translations	(89,443)	—	—	(674)

Net Assets	$33,567,174	$6,537,825	$4,996,154	$7,551,904

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,300,001	250,001	100,001	100,001
Net Asset Value	$25.82	$26.15	$49.96	$75.52

† Cost of foreign cash	$—	$—	$—	$48,800

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

50	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund	FlexShares® STOXX® Global Broad Infrastructure Index Fund	FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund

ASSETS
Securities, at cost	$3,146,777,119	$650,863,406	$188,121,338	$—
Affiliate securities, at cost	—	—	—	1,255,285
Repurchase Agreements, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	137,030,749	26,166,932	16,368,224	—

Securities, at value	2,809,804,722	665,587,418	195,763,709	—
Affiliate securities, at value	—	—	—	1,281,156
Repurchase Agreements, at value	—	—	—	—
Securities Lending Reinvestments, at value	137,032,868	26,167,429	16,368,224	—
Cash	5,515,283	1,226,463	929,603	581
Cash segregated at broker*	1,048,844	242,446	229,014	—
Foreign cash†	3,037,601	1,299,461	1,240,109	—
Restricted cash**	4,245,712	80,223	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	77,986	68,854	14,119	—
Receivables:
Dividends and interest	4,210,487	1,628,800	362,684	—
Securities lending income	61,132	31,241	4,635	—
Capital shares issued	10,959,216	—	—	—
Investment adviser	167,377	22,547	6,868	569
Securities sold	369	10,854	6,084,295	—
Variation margin	—	19,450	—	—

Total Assets	2,976,161,597	696,385,186	221,003,260	1,282,306

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	150,928	72,652	3,184	—
Payables:
Cash collateral received from securities loaned	137,025,401	26,166,184	16,368,215	—
Deferred compensation (Note 7)	141,811	15,722	4,458	23
Investment advisory fees (Note 4)	1,117,259	265,674	76,031	119
Trustee fees (Note 7)	25,566	6,825	2,410	546
Securities purchased	11,004,812	92,257	7,469,995	—
Deferred non-US capital gains taxes	358,910	—	—	—
Due to Authorized Participant	4,245,712	80,223	—	—
Variation margin	39,777	—	17,088	—
Due to counterparty	—	—	7,107	—
Other	39,000	10,000	6,000	—

Total Liabilities	154,149,176	26,709,537	23,954,488	688

Net Assets	$2,822,012,421	$669,675,649	$197,048,772	$1,281,618

NET ASSETS CONSIST OF:
Paid-in capital	$3,504,127,425	$667,366,556	$189,255,301	$1,255,798
Undistributed (accumulated) net investment income (loss)	1,014,782	3,709,225	1,364,657	—
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(345,626,798)	(16,131,323)	(1,205,997)	(51)
Net unrealized appreciation (depreciation) on:
Investments	(337,331,307)	14,724,012	7,642,371	25,871
Securities lending	2,119	497	—	—
Futures contracts	146,669	28,669	(3,107)	—
Forward foreign currency contracts and foreign currency translations	(320,469)	(21,987)	(4,453)	—

Net Assets	$2,822,012,421	$669,675,649	$197,048,772	$1,281,618

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	103,000,001	15,400,001	3,450,001	50,001
Net Asset Value	$27.40	$43.49	$57.12	$25.63

† Cost of foreign cash	$3,030,724	$1,289,792	$1,243,235	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	51

Statements of Assets and Liabilities (cont.)

	FlexShares® Quality Dividend Index Fund	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund

ASSETS
Securities, at cost	$1,303,247,483	$232,707,395	$49,435,253	$492,530,195
Affiliate securities, at cost	—	—	—	—
Repurchase Agreements, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	121,445,246	25,639,808	2,969,994	1,923,600

Securities, at value	1,430,052,820	249,997,578	52,587,200	490,966,703
Affiliate securities, at value	—	—	—	—
Repurchase Agreements, at value	—	—	—	—
Securities Lending Reinvestments, at value	121,446,425	25,639,891	2,969,994	1,923,600
Cash	6,705,716	2,237,554	417,762	1,678,734
Cash segregated at broker*	768,459	163,012	36,379	389,746
Foreign cash†	—	—	—	3,271,059
Restricted cash**	—	—	—	2,153,080
Due from Authorized Participant	—	—	—	1,616,304
Unrealized appreciation on forward foreign currency contracts	—	—	—	42,249
Receivables:
Dividends and interest	1,070,602	226,970	51,510	1,542,773
Securities lending income	82,423	7,046	745	22,912
Capital shares issued	3,716,960	—	—	—
Investment adviser	48,808	9,840	4,121	18,391
Securities sold	—	—	—	7,773
Variation margin	—	—	—	83,622

Total Assets	1,563,892,213	278,281,891	56,067,711	503,716,946

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	55,363
Payables:
Cash collateral received from securities loaned	121,433,810	25,639,299	2,969,993	1,923,599
Deferred compensation (Note 7)	34,248	6,716	2,871	13,341
Investment advisory fees (Note 4)	450,525	78,895	16,402	194,287
Trustee fees (Note 7)	14,560	3,124	1,250	5,050
Securities purchased	3,696,215	299,019	94,091	2,928,891
Deferred non-US capital gains taxes	—	—	—	358,343
Due to Authorized Participant	—	—	—	2,153,080
Variation margin	97,657	24,384	3,465	—
Due to counterparty	—	—	—	—
Other	16,000	7,500	750	35,000

Total Liabilities	125,743,015	26,058,937	3,088,822	7,666,954

Net Assets	$1,438,149,198	$252,222,954	$52,978,889	$496,049,992

NET ASSETS CONSIST OF:
Paid-in capital	$1,319,457,560	$236,981,444	$53,622,283	$564,559,555
Undistributed (accumulated) net investment income (loss)	4,459,027	655,417	137,957	1,411,945
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(12,546,519)	(2,685,850)	(3,932,063)	(68,035,886)
Net unrealized appreciation (depreciation) on:
Investments	126,805,337	17,290,183	3,151,947	(1,921,835)
Securities lending	1,179	83	—	—
Futures contracts	(27,386)	(18,323)	(1,235)	86,905
Forward foreign currency contracts and foreign currency translations	—	—	—	(50,692)

Net Assets	$1,438,149,198	$252,222,954	$52,978,889	$496,049,992

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	38,750,001	6,850,001	1,500,001	22,100,001
Net Asset Value	$37.11	$36.82	$35.32	$22.45

† Cost of foreign cash	$—	$—	$—	$3,254,715

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

52	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund	FlexShares® International Quality Dividend Dynamic Index Fund	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

ASSETS
Securities, at cost	$77,343,548	$18,673,163	$1,825,541,563	$639,303,901
Affiliate securities, at cost	—	—	—	—
Repurchase Agreements, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	217,280	274,794	—	—

Securities, at value	76,402,935	18,467,014	1,837,336,634	650,753,025
Affiliate securities, at value	—	—	—	—
Repurchase Agreements, at value	—	—	—	—
Securities Lending Reinvestments, at value	217,280	274,794	—	—
Cash	32,208	117,467	611,422	78,184
Cash segregated at broker*	97,222	28,653	—	—
Foreign cash†	904,278	88,269	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	30,781	—	—	—
Receivables:
Dividends and interest	254,353	105,383	4,739,593	931,164
Securities lending income	4,232	992	—	—
Capital shares issued	—	—	—	1,272,680
Investment adviser	4,176	2,039	135,022	40,548
Securities sold	—	—	169,066,108	31,641,338
Variation margin	—	—	—	—

Total Assets	77,947,465	19,084,611	2,011,888,779	684,716,939

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	15,205	—	—	—
Payables:
Cash collateral received from securities loaned	217,280	274,794	—	—
Deferred compensation (Note 7)	2,882	1,336	116,604	33,842
Investment advisory fees (Note 4)	31,085	7,472	311,802	108,939
Trustee fees (Note 7)	1,294	703	18,418	6,706
Securities purchased	—	—	169,539,913	32,962,086
Deferred non-US capital gains taxes	80,120	18,662	—	—
Due to Authorized Participant	—	—	—	—
Variation margin	28,892	4,750	—	—
Due to counterparty	—	—	—	—
Other	10,000	—	—	—

Total Liabilities	386,758	307,717	169,986,737	33,111,573

Net Assets	$77,560,707	$18,776,894	$1,841,902,042	$651,605,366

NET ASSETS CONSIST OF:
Paid-in capital	$92,954,368	$27,130,136	$1,864,497,060	$648,266,020
Undistributed (accumulated) net investment income (loss)	75,855	—	—	—
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(14,425,461)	(8,119,624)	(34,390,089)	(8,109,778)
Net unrealized appreciation (depreciation) on:
Investments	(1,020,733)	(224,811)	11,795,071	11,449,124
Securities lending	—	—	—	—
Futures contracts	(28,658)	(4,758)	—	—
Forward foreign currency contracts and foreign currency translations	5,336	(4,049)	—	—

Net Assets	$77,560,707	$18,776,894	$1,841,902,042	$651,605,366

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	3,500,001	800,001	74,204,000	25,600,001
Net Asset Value	$22.16	$23.47	$24.82	$25.45

† Cost of foreign cash	$911,906	$88,586	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	53

Statements of Assets and Liabilities (cont.)

	FlexShares® Disciplined Duration MBS Index Fund	FlexShares® Credit-Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® Ready Access Variable Income Fund

ASSETS
Securities, at cost	$41,433,053	$35,186,799	$12,853,947	$101,704,660
Affiliate securities, at cost	—	—	—	—
Repurchase Agreements, at cost	—	—	—	6,000,000
Securities Lending Reinvestments, at cost	—	—	—	—

Securities, at value	41,655,109	35,599,370	13,178,902	101,924,355
Affiliate securities, at value	—	—	—	—
Repurchase Agreements, at value	—	—	—	6,000,000
Securities Lending Reinvestments, at value	—	—	—	—
Cash	4,363,525	226,677	222,945	420,080
Cash segregated at broker*	—	—	—	—
Foreign cash†	—	—	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:
Dividends and interest	117,369	282,233	152,898	264,511
Securities lending income	—	—	—	—
Capital shares issued	—	—	—	3,777,806
Investment adviser	1,645	1,416	836	5,517
Securities sold	—	2,116,586	702,570	—
Variation margin	—	—	—	—

Total Assets	46,137,648	38,226,282	14,258,151	112,392,269

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	—
Deferred compensation (Note 7)	736	543	181	3,819
Investment advisory fees (Note 4)	6,807	7,734	1,540	21,825
Trustee fees (Note 7)	909	873	655	1,698
Securities purchased	4,064,992	2,176,528	798,717	2,800,723
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin	—	—	—	—
Due to counterparty	—	—	—	—
Other	800	—	—	700

Total Liabilities	4,074,244	2,185,678	801,093	2,828,765

Net Assets	$42,063,404	$36,040,604	$13,457,058	$109,563,504

NET ASSETS CONSIST OF:
Paid-in capital	$42,390,531	$35,418,945	$12,918,654	$109,276,750
Undistributed (accumulated) net investment income (loss)	95,407	71,050	43,992	87,488
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(644,590)	138,038	169,457	(20,429)
Net unrealized appreciation (depreciation) on:
Investments	222,056	412,571	324,955	219,695
Securities lending	—	—	—	—
Futures contracts	—	—	—	—
Forward foreign currency contracts and foreign currency translations	—	—	—	—

Net Assets	$42,063,404	$36,040,604	$13,457,058	$109,563,504

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,700,001	700,001	250,001	1,450,001
Net Asset Value	$24.74	$51.49	$53.83	$75.56

† Cost of foreign cash	$—	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

54	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Operations

For the year or period ended October 31, 2016

					FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
	FlexShares® Morningstar US Market Factor Tilt Index Fund	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund		November 9, 2015* through October 31, 2016

INVESTMENT INCOME
Dividend income	$15,889,608	$20,123,911	$7,949,555		$—
Dividend income received from affiliate	9,102	—	—		124,967
Interest income	—	—	757		—
Securities lending income (net of fees) (Note 2)	832,646	706,622	61,679		—
Foreign withholding tax on dividends	(2,300)	(1,577,237)	(797,157)		—
Foreign withholding tax on interest	—	—	(11)		—

Total Investment Income	16,729,056	19,253,296	7,214,823		124,967

EXPENSES
Deferred compensation (Note 7)	3,959	3,014	1,351		9
Investment advisory fees	2,053,607	2,421,466	1,625,868		12,566
Trustee fees (Note 7)	54,686	41,861	19,858		2,220

Total Gross Expenses Before Fees Reimbursed	2,112,252	2,466,341	1,647,077		14,795

Less:
Deferred compensation reimbursed (Note 7)	(3,959)	(3,014)	(1,351)		(9)
Investment advisory fees reimbursed (Note 4)	—	—	—		(11,219)
Trustee fees reimbursed (Note 7)	(54,686)	(41,861)	(19,858)		(2,220)

Total Net Expenses	2,053,607	2,421,466	1,625,868		1,347

Net Investment Income (Loss)	14,675,449	16,831,830	5,588,955		123,620

NET REALIZED GAIN (LOSS) ON:
Investments in affiliated securities	—	—	—		(18,057)
Investments in securities	(5,206,362)	(25,144,509)	(11,706,712	)(1)	—
In-kind redemptions on investments in affiliated securities	3,373	—	—		—
In-kind redemptions on investments in securities	5,732,560	—	—		—
Futures contracts	1,569,570	(211,313)	256,941		—
Foreign currency transactions	—	136,571	(187,404)		(21,748)
Securities sold short	—	—	—		—

Net Realized Gain (Loss)	2,099,141	(25,219,251)	(11,637,175)		(39,805)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	18,018,622 (2)	12,342,987	38,343,688	(3)	(22,211	)(4)
Securities lending	1,552	—	—		—
Futures contracts	(570,764)	(155,827)	(137,305)		—
Forward foreign currency contracts	—	60,068	457		6,308
Translation of other assets and liabilities denominated in foreign currencies	—	(109,058)	8,997		—

Net Change in Unrealized Appreciation (Depreciation)	17,449,410	12,138,170	38,215,837		(15,903)

Net Realized and Unrealized Gain (Loss)	19,548,551	(13,081,081)	26,578,662		(55,708)

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,224,000	$3,750,749	$32,167,617		$67,912

*	Commencement of investment operations.

(1)	Net of non-US capital gains tax of $59,145.

(2)	Includes $11,238 change in unrealized appreciation on investments in affiliates.

(3)	Net of deferred non-US capital gains tax of $262,523.

(4)	Includes $(22,211) change in unrealized depreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	55

Statements of Operations (cont.)

	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX US ESG Impact Index Fund	FlexShares® STOXX Global ESG Impact Index Fund
	November 9, 2015* through October 31, 2016		July 13, 2016* through October 31, 2016	July 13, 2016* through October 31, 2016

INVESTMENT INCOME
Dividend income	$—	$87,691	$32,265	$51,954
Dividend income received from affiliate	535,115	—	—	—
Interest income	—	—	—	—
Securities lending income (net of fees) (Note 2)	—	—	—	—
Foreign withholding tax on dividends	—	—	—	(1,579)
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	535,115	87,691	32,265	50,375

EXPENSES
Deferred compensation (Note 7)	115	23	9	14
Investment advisory fees	148,320	12,446	4,867	9,646
Trustee fees (Note 7)	3,449	2,341	721	770

Total Gross Expenses Before Fees Reimbursed	151,884	14,810	5,597	10,430

Less:
Deferred compensation reimbursed (Note 7)	(115)	(23)	(9)	(14)
Investment advisory fees reimbursed (Note 4)	(137,651)	—	—	—
Trustee fees reimbursed (Note 7)	(3,449)	(2,341)	(721)	(770)

Total Net Expenses	10,669	12,446	4,867	9,646

Net Investment Income (Loss)	524,446	75,245	27,398	40,729

NET REALIZED GAIN (LOSS) ON:
Investments in affiliated securities	(51,608)	—	—	—
Investments in securities	—	(23,697)	(28,326)	(51,433)
In-kind redemptions on investments in affiliated securities	321,196	—	—	—
In-kind redemptions on investments in securities	—	—	—	—
Futures contracts	9,020	—	(425)	(2,168)
Foreign currency transactions	(1,649,291)	—	—	(830)
Securities sold short	—	—	—	—

Net Realized Gain (Loss)	(1,370,683)	(23,697)	(28,751)	(54,431)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	5,126,699 (1)	(64,809)	13,718	89,320
Securities lending	—	—	—	—
Futures contracts	—	—	—	31
Forward foreign currency contracts	(89,443)	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	(674)

Net Change in Unrealized Appreciation (Depreciation)	5,037,256	(64,809)	13,718	88,677

Net Realized and Unrealized Gain (Loss)	3,666,573	(88,506)	(15,033)	34,246

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,191,019	$(13,261)	$12,365	$74,975

*	Commencement of investment operations.

(1)	Includes $5,126,699 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

56	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund		FlexShares® STOXX® Global Broad Infrastructure Index Fund		FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund
						November 23, 2015* through October 31, 2016

INVESTMENT INCOME
Dividend income	$56,361,123		$21,698,881		$6,923,297	$—
Dividend income received from affiliate	—		—		—	51,965
Interest income	—		—		—	—
Securities lending income (net of fees) (Note 2)	1,264,649		308,704		54,696	—
Foreign withholding tax on dividends	(2,614,947)		(946,976)		(219,056)	—
Foreign withholding tax on interest	—		—		—	—

Total Investment Income	55,010,825		21,060,609		6,758,937	51,965

EXPENSES
Deferred compensation (Note 7)	11,388		3,149		941	3
Investment advisory fees	9,841,686		2,773,245		818,246	7,905
Trustee fees (Note 7)	141,655		40,807		14,074	2,072

Total Gross Expenses Before Fees Reimbursed	9,994,729		2,817,201		833,261	9,980

Less:
Deferred compensation reimbursed (Note 7)	(11,388)		(3,149)		(941)	(3)
Investment advisory fees reimbursed (Note 4)	—		—		—	(6,424)
Trustee fees reimbursed (Note 7)	(141,655)		(40,807)		(14,074)	(2,072)

Total Net Expenses	9,841,686		2,773,245		818,246	1,481

Net Investment Income (Loss)	45,169,139		18,287,364		5,940,691	50,484

NET REALIZED GAIN (LOSS) ON:
Investments in affiliated securities	—		—		—	4,253
Investments in securities	(229,714,846	)(1)	(10,354,742	)(2)	(376,297)	—
In-kind redemptions on investments in affiliated securities	—		—		—	(133,956)
In-kind redemptions on investments in securities	18,888,141		—		—	—
Futures contracts	2,249,340		144,641		141,714	—
Foreign currency transactions	(259,055)		139,133		(11,571)	—
Securities sold short	—		—		—	—

Net Realized Gain (Loss)	(208,836,420)		(10,070,968)		(246,154)	(129,703)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	433,710,299	(3)	15,396,265		179,679	25,871 (4)
Securities lending	2,119		497		—	—
Futures contracts	(419,622)		(392,520)		(90,336)	—
Forward foreign currency contracts	(176,207)		(129,716)		6,604	—
Translation of other assets and liabilities denominated in foreign currencies	23,567		(28,609)		(16,056)	—

Net Change in Unrealized Appreciation (Depreciation)	433,140,156		14,845,917		79,891	25,871

Net Realized and Unrealized Gain (Loss)	224,303,736		4,774,949		(166,263)	(103,832)

Net Increase (Decrease) in Net Assets Resulting from Operations	$269,472,875		$23,062,313		$5,774,428	$(53,348)

*	Commencement of investment operations.

(1)	Net of non-US capital gains tax of $5,366.

(2)	Net of non-US capital gains tax of $35,804.

(3)	Net of deferred non-US capital gains tax of $358,910.

(4)	Includes $25,871 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	57

Statements of Operations (cont.)

	FlexShares® Quality Dividend Index Fund	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund

INVESTMENT INCOME
Dividend income	$41,250,246	$7,108,582	$1,942,444	$19,992,223
Dividend income received from affiliate	—	—	—	—
Interest income	—	—	—	—
Securities lending income (net of fees) (Note 2)	1,645,724	232,856	58,135	402,208
Foreign withholding tax on dividends	(12,431)	(5,299)	—	(1,655,646)
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	42,883,539	7,336,139	2,000,579	18,738,785

EXPENSES
Deferred compensation (Note 7)	6,398	1,102	288	2,163
Investment advisory fees	4,225,938	783,024	204,667	1,893,837
Trustee fees (Note 7)	79,249	17,278	6,780	28,899

Total Gross Expenses Before Fees Reimbursed	4,311,585	801,404	211,735	1,924,899

Less:
Deferred compensation reimbursed (Note 7)	(6,398)	(1,102)	(288)	(2,163)
Investment advisory fees reimbursed (Note 4)	—	—	—	—
Trustee fees reimbursed (Note 7)	(79,249)	(17,278)	(6,780)	(28,899)

Total Net Expenses	4,225,938	783,024	204,667	1,893,837

Net Investment Income (Loss)	38,657,601	6,553,115	1,795,912	16,844,948

NET REALIZED GAIN (LOSS) ON:
Investments in affiliated securities	—	—	—	—
Investments in securities	(7,807,885)	(1,419,638)	(1,870,038)	(39,882,788	)(1)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	4,310,294	3,359,234	1,594,846	594,121
Futures contracts	692,559	200,841	52,757	308,602
Foreign currency transactions	—	—	—	(413,201)
Securities sold short	—	—	—	2,226

Net Realized Gain (Loss)	(2,805,032)	2,140,437	(222,435)	(39,391,040)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	75,775,671	3,742,421	(423,684)	25,267,006	(2)
Securities lending	1,179	83	—	—
Futures contracts	(286,578)	(142,787)	(53,357)	(39,816)
Forward foreign currency contracts	—	—	—	(188,742)
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	(15,255)

Net Change in Unrealized Appreciation (Depreciation)	75,490,272	3,599,717	(477,041)	25,023,193

Net Realized and Unrealized Gain (Loss)	72,685,240	5,740,154	(699,476)	(14,367,847)

Net Increase (Decrease) in Net Assets Resulting from Operations	$111,342,841	$12,293,269	$1,096,436	$2,477,101

(1)	Net of non-US capital gains tax of $101,598.

(2)	Net of deferred non-US capital gains tax of $358,343.

See Accompanying Notes to the Financial Statements.

58	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund		FlexShares® International Quality Dividend Dynamic Index Fund		FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

INVESTMENT INCOME
Dividend income	$2,943,512		$1,120,245		$—	$—
Dividend income received from affiliate	—		—		—	—
Interest income	—		—		15,230,997	7,453,206
Securities lending income (net of fees) (Note 2)	64,060		29,438		—	—
Foreign withholding tax on dividends	(238,892)		(90,463)		—	—
Foreign withholding tax on interest	—		—		—	—

Total Investment Income	2,768,680		1,059,220		15,230,997	7,453,206

EXPENSES
Deferred compensation (Note 7)	377		110		9,366	2,589
Investment advisory fees	305,772		118,899		3,683,245	1,072,036
Trustee fees (Note 7)	6,625		3,997		120,219	46,192

Total Gross Expenses Before Fees Reimbursed	312,774		123,006		3,812,830	1,120,817

Less:
Deferred compensation reimbursed (Note 7)	(377)		(110)		(9,366)	(2,589)
Investment advisory fees reimbursed (Note 4)	—		—		—	—
Trustee fees reimbursed (Note 7)	(6,625)		(3,997)		(120,219)	(46,192)

Total Net Expenses	305,772		118,899		3,683,245	1,072,036

Net Investment Income (Loss)	2,462,908		940,321		11,547,752	6,381,170

NET REALIZED GAIN (LOSS) ON:
Investments in affiliated securities	—		—		—	—
Investments in securities	(6,610,628	)(1)	(3,375,840	)(2)	4,342,693	2,390,551
In-kind redemptions on investments in affiliated securities	—		—		—	—
In-kind redemptions on investments in securities	(1,432,948)		(1,429,048)		703,298	(1,861)
Futures contracts	(153,828)		(17,351)		—	—
Foreign currency transactions	(33,621)		(13,681)		—	—
Securities sold short	—		—		39	—

Net Realized Gain (Loss)	(8,231,025)		(4,835,920)		5,046,030	2,388,690

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	5,135,499	(3)	2,868,266	(4)	29,202,337	16,001,717
Securities lending	—		—		—	—
Futures contracts	(373)		8,317		—	—
Forward foreign currency contracts	(45,718)		(11,493)		—	—
Translation of other assets and liabilities denominated in foreign currencies	(9,462)		2,529		—	—

Net Change in Unrealized Appreciation (Depreciation)	5,079,946		2,867,619		29,202,337	16,001,717

Net Realized and Unrealized Gain (Loss)	(3,151,079)		(1,968,301)		34,248,367	18,390,407

Net Increase (Decrease) in Net Assets Resulting from Operations	$(688,171)		$(1,027,980)		$45,796,119	$24,771,577

(1)	Net of non-US capital gains tax of $28,108.

(2)	Net of non-US capital gains tax of $6,133.

(3)	Net of deferred non-US capital gains tax of $80,120.

(4)	Net of deferred non-US capital gains tax of $18,662.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	59

Statements of Operations (cont.)

	FlexShares® Disciplined Duration MBS Index Fund		FlexShares® Credit-Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® Ready Access Variable Income Fund

INVESTMENT INCOME
Dividend income	$—		$—	$—	$—
Dividend income received from affiliate	—		—	—	—
Interest income	599,584		677,423	401,641	1,095,793
Securities lending income (net of fees) (Note 2)	—		—	—	1,899
Foreign withholding tax on dividends	—		—	—	—
Foreign withholding tax on interest	—		—	—	170

Total Investment Income	599,584		677,423	401,641	1,097,862

EXPENSES
Deferred compensation (Note 7)	164		142	55	498
Investment advisory fees	65,468		57,804	20,751	245,536
Trustee fees (Note 7)	4,263		3,827	2,757	9,576

Total Gross Expenses Before Fees Reimbursed	69,895		61,773	23,563	255,610

Less:
Deferred compensation reimbursed (Note 7)	(164)		(142)	(55)	(498)
Investment advisory fees reimbursed (Note 4)	(65,468	)(1)	—	—	—
Trustee fees reimbursed (Note 7)	(4,263)		(3,827)	(2,757)	(9,576)

Total Net Expenses	—		57,804	20,751	245,536

Net Investment Income (Loss)	599,584		619,619	380,890	852,326

NET REALIZED GAIN (LOSS) ON:
Investments in affiliated securities	—		—	—	—
Investments in securities	32,724		143,864	169,457	(20,427)
In-kind redemptions on investments in affiliated securities	—		—	—	—
In-kind redemptions on investments in securities	—		—	—	9,158
Futures contracts	—		—	—	—
Foreign currency transactions	—		—	—	—
Securities sold short	—		—	—	—

Net Realized Gain (Loss)	32,724		143,864	169,457	(11,269)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	258,325		391,732	319,585	316,293
Securities lending	—		—	—	—
Futures contracts	—		—	—	—
Forward foreign currency contracts	—		—	—	—
Translation of other assets and liabilities denominated in foreign currencies	—		—	—	—

Net Change in Unrealized Appreciation (Depreciation)	258,325		391,732	319,585	316,293

Net Realized and Unrealized Gain (Loss)	291,049		535,596	489,042	305,024

Net Increase (Decrease) in Net Assets Resulting from Operations	$890,633		$1,155,215	$869,932	$1,157,350

(1)	Please refer to Note 5 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

60	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Changes in Net Assets

	FlexShares® Morningstar US Market Factor Tilt Index Fund		FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

OPERATIONS
Net investment income (loss)	$14,675,449	$13,818,663	$16,831,830	$14,146,475
Net realized gain (loss)	2,099,141	(8,590,369)	(25,219,251)	4,070,117
Net change in unrealized appreciation (depreciation)	17,449,410	12,612,682	12,138,170	(27,109,714)

Net Increase (Decrease) in Net Assets
Resulting from Operations	34,224,000	17,840,976	3,750,749	(8,893,122)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(23,680,309)	(10,104,239)	(26,820,980)	(16,879,469)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	—

Total distributions	(23,680,309)	(10,104,239)	(26,820,980)	(16,879,469)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	71,388,673	25,750,248	75,780,815	95,913,757
Cost of shares redeemed	(13,137,147)	(13,290,008)	—	(143,846,513)

Net Increase (Decrease) from Capital Transactions	58,251,526	12,460,240	75,780,815	(47,932,756)

Total Increase (Decrease) in Net Assets	68,795,217	20,196,977	52,710,584	(73,705,347)

NET ASSETS
Beginning of Period	$761,457,461	$741,260,484	$570,187,906	$643,893,253

End of Period	$830,252,678	$761,457,461	$622,898,490	$570,187,906

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$1,798,626	$10,903,636	$1,820,860	$11,190,397

SHARE TRANSACTIONS
Beginning of period	8,750,001	8,600,001	9,800,001	10,600,001
Shares issued	—	—	—	—
Shares issued in-kind	800,000	300,000	1,400,000	1,600,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(150,000)	(150,000)	—	(2,400,000)

Shares Outstanding, End of Period	9,400,001	8,750,001	11,200,001	9,800,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	61

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund		FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	November 9, 2015* through October 31, 2016

OPERATIONS
Net investment income (loss)	$5,588,955	$4,138,106	$123,620
Net realized gain (loss)	(11,637,175)	(12,834,455)	(39,805)
Net change in unrealized appreciation (depreciation)	38,215,837	(22,206,737)	(15,903)

Net Increase (Decrease) in Net Assets
Resulting from Operations	32,167,617	(30,903,086)	67,912

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(8,605,953)	(4,902,676)	(108,151)
Net realized gain	—	—	—
Tax return of capital	—	—	(15,681)

Total distributions	(8,605,953)	(4,902,676)	(123,832)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	77,716,540	—	1,150,789
Cost of shares redeemed	—	(24,602,139)	—

Net Increase (Decrease) from Capital Transactions	77,716,540	(24,602,139)	1,150,789

Total Increase (Decrease) in Net Assets	101,278,204	(60,407,901)	1,094,869

NET ASSETS
Beginning of Period	$198,072,725	$258,480,626	$2,500,025 (2)

End of Period	$299,350,929	$198,072,725	$3,594,894

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$64,760	$3,024,115	$—

SHARE TRANSACTIONS
Beginning of period	4,400,001	4,900,001	100,001 (2)
Shares issued	—	—	—
Shares issued in-kind	1,900,000	—	50,000
Shares redeemed	—	—	—
Shares redeemed in-kind	—	(500,000)	—

Shares Outstanding, End of Period	6,300,001	4,400,001	150,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

62	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund	FlexShares® US Quality Large Cap Index Fund
	November 9, 2015* through October 31, 2016	Year Ended October 31, 2016	September 23, 2015* through October 31, 2015

OPERATIONS
Net investment income (loss)	$524,446	$75,245	$3,221
Net realized gain (loss)	(1,370,683)	(23,697)	(2,016)
Net change in unrealized appreciation (depreciation)	5,037,256	(64,809)	161,103

Net Increase (Decrease) in Net Assets
Resulting from Operations	4,191,019	(13,261)	162,308

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(526,177)	(66,564)	—
Net realized gain	—	—	—
Tax return of capital	—	—	—

Total distributions	(526,177)	(66,564)	—

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	28,704,696	3,955,342	—
Cost of shares redeemed	(1,302,389)	—	—

Net Increase (Decrease) from Capital Transactions	27,402,307	3,955,342	—

Total Increase (Decrease) in Net Assets	31,067,149	3,875,517	162,308

NET ASSETS
Beginning of Period	$2,500,025 (2)	$2,662,308	$2,500,000	(2)

End of Period	$33,567,174	$6,537,825	$2,662,308

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$—	$11,780	$3,221

SHARE TRANSACTIONS
Beginning of period	100,001 (2)	100,001	100,001	(2)
Shares issued	—	—	—
Shares issued in-kind	1,250,000	150,000	—
Shares redeemed	—	—	—
Shares redeemed in-kind	(50,000)	—	—

Shares Outstanding, End of Period	1,300,001	250,001	100,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	63

Statements of Changes in Net Assets (cont.)

	FlexShares® STOXX US ESG Impact Index Fund	FlexShares® STOXX Global ESG Impact Index Fund
	July 13, 2016* through October 31, 2016	July 13, 2016* through October 31, 2016

OPERATIONS
Net investment income (loss)	$27,398	$40,729
Net realized gain (loss)	(28,751)	(54,431)
Net change in unrealized appreciation (depreciation)	13,718	88,677

Net Increase (Decrease) in Net Assets
Resulting from Operations	12,365	74,975

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(16,261)	(23,258)
Net realized gain	—	—
Tax return of capital	—	—

Total distributions	(16,261)	(23,258)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	—
Cost of shares redeemed	—	—

Net Increase (Decrease) from Capital Transactions	—	—

Total Increase (Decrease) in Net Assets	(3,896)	51,717

NET ASSETS
Beginning of Period	$5,000,050 (2)	$7,500,187 (2)

End of Period	$4,996,154	$7,551,904

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$11,137	$16,654

SHARE TRANSACTIONS
Beginning of period	100,001 (2)	100,001 (2)
Shares issued	—	—
Shares issued in-kind	—	—
Shares redeemed	—	—
Shares redeemed in-kind	—	—

Shares Outstanding, End of Period	100,001	100,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

64	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund		FlexShares® STOXX® Global Broad Infrastructure Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

OPERATIONS
Net investment income (loss)	$45,169,139	$76,369,460	$18,287,364	$8,240,635
Net realized gain (loss)	(208,836,420)	(68,537,827)	(10,070,968)	(5,891,735)
Net change in unrealized appreciation (depreciation)	433,140,156	(574,271,356)	14,845,917	(13,604,483)

Net Increase (Decrease) in Net Assets
Resulting from Operations	269,472,875	(566,439,723)	23,062,313	(11,255,583)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(106,484,737)	(68,313,771)	(15,592,983)	(7,352,334)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	—

Total distributions	(106,484,737)	(68,313,771)	(15,592,983)	(7,352,334)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	1,137,205,075	345,280,830	194,525,272	245,625,235
Cost of shares redeemed	(482,415,109)	(581,130,533)	—	—

Net Increase (Decrease) from Capital Transactions	654,789,966	(235,849,703)	194,525,272	245,625,235

Total Increase (Decrease) in Net Assets	817,778,104	(870,603,197)	201,994,602	227,017,318

NET ASSETS
Beginning of Period	$2,004,234,317	$2,874,837,514	$467,681,047	$240,663,729

End of Period	$2,822,012,421	$2,004,234,317	$669,675,649	$467,681,047

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$1,014,782	$64,035,340	$3,709,225	$1,073,646

SHARE TRANSACTIONS
Beginning of period	78,550,001	86,650,001	10,800,001	5,250,001
Shares issued	—	—	—	—
Shares issued in-kind	44,400,000	11,350,000	4,600,000	5,550,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(19,950,000)	(19,450,000)	—	—

Shares Outstanding, End of Period	103,000,001	78,550,001	15,400,001	10,800,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	65

Statements of Changes in Net Assets (cont.)

	FlexShares® Global Quality Real Estate Index Fund		FlexShares® Real Assets Allocation Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	November 23, 2015* through October 31, 2016

OPERATIONS
Net investment income (loss)	$5,940,691	$2,142,497	$50,484
Net realized gain (loss)	(246,154)	(405,030)	(129,703)
Net change in unrealized appreciation (depreciation)	79,891	4,205,778	25,871

Net Increase (Decrease) in Net Assets
Resulting from Operations	5,774,428	5,943,245	(53,348)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(5,281,042)	(2,097,648)	(50,647)
Net realized gain	—	—	—
Tax return of capital	—	—	—

Total distributions	(5,281,042)	(2,097,648)	(50,647)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	64,371,563	70,335,087	—
Cost of shares redeemed	—	—	(1,114,412)

Net Increase (Decrease) from Capital Transactions	64,371,563	70,335,087	(1,114,412)

Total Increase (Decrease) in Net Assets	64,864,949	74,180,684	(1,218,407)

NET ASSETS
Beginning of Period	$132,183,823	$58,003,139	$2,500,025 (2)

End of Period	$197,048,772	$132,183,823	$1,281,618

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$1,364,657	$334,340	$—

SHARE TRANSACTIONS
Beginning of period	2,300,001	1,050,001	100,001 (2)
Shares issued	—	—	—
Shares issued in-kind	1,150,000	1,250,000	—
Shares redeemed	—	—	—
Shares redeemed in-kind	—	—	(50,000)

Shares Outstanding, End of Period	3,450,001	2,300,001	50,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

66	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Index Fund		FlexShares® Quality Dividend Defensive Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

OPERATIONS
Net investment income (loss)	$38,657,601	$19,949,707	$6,553,115	$5,138,347
Net realized gain (loss)	(2,805,032)	10,557,113	2,140,437	859,145
Net change in unrealized appreciation (depreciation)	75,490,272	(6,987,261)	3,599,717	1,774,856

Net Increase (Decrease) in Net Assets
Resulting from Operations	111,342,841	23,519,559	12,293,269	7,772,348

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(36,033,305)	(18,320,477)	(6,358,981)	(4,730,997)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	—

Total distributions	(36,033,305)	(18,320,477)	(6,358,981)	(4,730,997)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	689,638,031	211,006,878	75,521,223	76,849,789
Cost of shares redeemed	(30,413,433)	(99,257,476)	(20,838,065)	(10,747,603)

Net Increase (Decrease) from Capital Transactions	659,224,598	111,749,402	54,683,158	66,102,186

Total Increase (Decrease) in Net Assets	734,534,134	116,948,484	60,617,446	69,143,537

NET ASSETS
Beginning of Period	$703,615,064	$586,666,580	$191,605,508	$122,461,971

End of Period	$1,438,149,198	$703,615,064	$252,222,954	$191,605,508

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$4,459,027	$2,080,237	$655,417	$531,067

SHARE TRANSACTIONS
Beginning of period	19,550,001	16,400,001	5,350,001	3,500,001
Shares issued	—	—	—	—
Shares issued in-kind	20,100,000	5,850,000	2,100,000	2,150,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(900,000)	(2,700,000)	(600,000)	(300,000)

Shares Outstanding, End of Period	38,750,001	19,550,001	6,850,001	5,350,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	67

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Dynamic Index Fund		FlexShares® International Quality Dividend Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

OPERATIONS
Net investment income (loss)	$1,795,912	$2,982,716	$16,844,948	$15,022,367
Net realized gain (loss)	(222,435)	2,209,184	(39,391,040)	(25,662,068)
Net change in unrealized appreciation (depreciation)	(477,041)	(3,669,797)	25,023,193	(20,369,466)

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,096,436	1,522,103	2,477,101	(31,009,167)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(2,065,822)	(2,673,680)	(15,734,887)	(14,909,952)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	—

Total distributions	(2,065,822)	(2,673,680)	(15,734,887)	(14,909,952)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	3,533,491	10,932,297	151,444,186	176,574,013
Cost of shares redeemed	(23,389,058)	(29,127,606)	(72,726,279)	(29,550,337)

Net Increase (Decrease) from Capital Transactions	(19,855,567)	(18,195,309)	78,717,907	147,023,676

Total Increase (Decrease) in Net Assets	(20,824,953)	(19,346,886)	65,460,121	101,104,557

NET ASSETS
Beginning of Period	$73,803,842	$93,150,728	$430,589,871	$329,485,314

End of Period	$52,978,889	$73,803,842	$496,049,992	$430,589,871

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$137,957	$431,492	$1,411,945	$196,131

SHARE TRANSACTIONS
Beginning of period	2,100,001	2,600,001	18,700,001	12,600,001
Shares issued	—	—	—	—
Shares issued in-kind	100,000	300,000	6,800,000	7,300,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(700,000)	(800,000)	(3,400,000)	(1,200,000)

Shares Outstanding, End of Period	1,500,001	2,100,001	22,100,001	18,700,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

68	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund		FlexShares® International Quality Dividend Dynamic Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

OPERATIONS
Net investment income (loss)	$2,462,908	$3,961,822	$940,321	$2,414,352
Net realized gain (loss)	(8,231,025)	(5,833,139)	(4,835,920)	(7,329,518)
Net change in unrealized appreciation (depreciation)	5,079,946	(4,326,063)	2,867,619	(1,153,495)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(688,171)	(6,197,380)	(1,027,980)	(6,068,661)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(2,582,926)	(3,831,030)	(959,493)	(2,416,579)
Net realized gain	—	—	—	—
Tax return of capital	—	—	(81,967)	—

Total distributions	(2,582,926)	(3,831,030)	(1,041,460)	(2,416,579)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	22,603,616	70,975,221	15,259,505	37,110,397
Cost of shares redeemed	(29,664,790)	(39,494,587)	(30,139,006)	(106,844,379)

Net Increase (Decrease) from Capital Transactions	(7,061,174)	31,480,634	(14,879,501)	(69,733,982)

Total Increase (Decrease) in Net Assets	(10,332,271)	21,452,224	(16,948,941)	(78,219,222)

NET ASSETS
Beginning of Period	$87,892,978	$66,440,754	$35,725,835	$113,945,057

End of Period	$77,560,707	$87,892,978	$18,776,894	$35,725,835

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$75,855	$196,251	$—	$107,893

SHARE TRANSACTIONS
Beginning of period	3,900,001	2,600,001	1,500,001	4,300,001
Shares issued	—	—	—	—
Shares issued in-kind	1,000,000	2,900,000	700,000	1,500,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(1,400,000)	(1,600,000)	(1,400,000)	(4,300,000)

Shares Outstanding, End of Period	3,500,001	3,900,001	800,001	1,500,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	69

Statements of Changes in Net Assets (cont.)

	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund		FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

OPERATIONS
Net investment income (loss)	$11,547,752	$(8,324,831)	$6,381,170	$844,231
Net realized gain (loss)	5,046,030	(18,052,559)	2,388,690	(2,671,154)
Net change in unrealized appreciation (depreciation)	29,202,337	(3,791,271)	16,001,717	(1,132,430)

Net Increase (Decrease) in Net Assets
Resulting from Operations	45,796,119	(30,168,661)	24,771,577	(2,959,353)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(11,547,752)	—	(6,381,170)	(843,582)
Net realized gain	—	—	—	—
Tax return of capital	(1,766,610)	(1,721,740)	(419,775)	(190,336)

Total distributions	(13,314,362)	(1,721,740)	(6,800,945)	(1,033,918)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	92,730,639	80,783,490	256,619,497	146,477,173
Cost of shares redeemed	(261,621,410)	(317,454,863)	(55,195,042)	(18,609,063)

Net Increase (Decrease) from Capital Transactions	(168,890,771)	(236,671,373)	201,424,455	127,868,110

Total Increase (Decrease) in Net Assets	(136,409,014)	(268,561,774)	219,395,087	123,874,839

NET ASSETS
Beginning of Period	$1,978,311,056	$2,246,872,830	$432,210,279	$308,335,440

End of Period	$1,841,902,042	$1,978,311,056	$651,605,366	$432,210,279

SHARE TRANSACTIONS
Beginning of period	81,154,000	90,854,000	17,600,001	12,400,001
Shares issued	—	—	—	50,000
Shares issued in-kind	3,750,000	3,300,000	10,250,000	5,900,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(10,700,000)	(13,000,000)	(2,250,000)	(750,000)

Shares Outstanding, End of Period	74,204,000	81,154,000	25,600,001	17,600,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

70	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Disciplined Duration MBS Index Fund		FlexShares® Credit-Scored US Corporate Bond Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	November 12, 2014* through October 31, 2015

OPERATIONS
Net investment income (loss)	$599,584	$230,497	$619,619	$142,747
Net realized gain (loss)	32,724	27,369	143,864	(5,826)
Net change in unrealized appreciation (depreciation)	258,325	(50,838)	391,732	20,839

Net Increase (Decrease) in Net Assets
Resulting from Operations	890,633	207,028	1,155,215	157,760

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(1,091,693)	(410,495)	(575,443)	(115,873)
Net realized gain	—	(1,988)	—	—
Tax return of capital	—	—	—	—

Total distributions	(1,091,693)	(412,483)	(575,443)	(115,873)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	18,637,435	18,807,817	22,880,229	7,538,666
Cost of shares redeemed	—	—	—	—

Net Increase (Decrease) from Capital Transactions	18,637,435	18,807,817	22,880,229	7,538,666

Total Increase (Decrease) in Net Assets	18,436,375	18,602,362	23,460,001	7,580,553

NET ASSETS
Beginning of Period	$23,627,029	$5,024,667	$12,580,603	$5,000,050 (2)

End of Period	$42,063,404	$23,627,029	$36,040,604	$12,580,603

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$95,407	$205,092	$71,050	$26,874

SHARE TRANSACTIONS
Beginning of period	950,001	200,001	250,001	100,001 (2)
Shares issued	750,000	750,000	450,000	150,000
Shares issued in-kind	—	—	—	—
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	—	—	—

Shares Outstanding, End of Period	1,700,001	950,001	700,001	250,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	71

Statements of Changes in Net Assets (cont.)

	FlexShares® Credit-Scored US Long Corporate Bond Index Fund			FlexShares® Ready Access Variable Income Fund
	Year Ended October 31, 2016	September 23, 2015* through October 31, 2015		Year Ended October 31, 2016	Year Ended October 31, 2015

OPERATIONS
Net investment income (loss)	$380,890	$23,209		$852,326	$541,448
Net realized gain (loss)	169,457	—		(11,269)	85,452
Net change in unrealized appreciation (depreciation)	319,585	5,370		316,293	(252,146)

Net Increase (Decrease) in Net Assets
Resulting from Operations	869,932	28,579		1,157,350	374,754

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(360,107)	—		(816,654)	(521,790)
Net realized gain	—	—		(64,745)	(119,613)
Tax return of capital	—	—		—	—

Total distributions	(360,107)	—		(881,399)	(641,403)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	7,918,639	—		22,630,718	33,930,054
Cost of shares redeemed	—	—		(11,305,012)	(11,312,430)

Net Increase (Decrease) from Capital Transactions	7,918,639	—		11,325,706	22,617,624

Total Increase (Decrease) in Net Assets	8,428,464	28,579		11,601,657	22,350,975

NET ASSETS
Beginning of Period	$5,028,594	$5,000,015	(2)	$97,961,847	$75,610,872

End of Period	$13,457,058	$5,028,594		$109,563,504	$97,961,847

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$43,992	$23,209		$87,488	$51,816

SHARE TRANSACTIONS
Beginning of period	100,001	100,001	(2)	1,300,001	1,000,001
Shares issued	150,000	—		300,000	450,000
Shares issued in-kind	—	—		—	—
Shares redeemed	—	—		(50,000)	(50,000)
Shares redeemed in-kind	—	—		(100,000)	(100,000)

Shares Outstanding, End of Period	250,001	100,001		1,450,001	1,300,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

72	FLEXSHARES ANNUAL REPORT

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FLEXSHARES ANNUAL REPORT	73

FlexShares® Trust

Financial Highlights

		PER SHARE
		Investment Operations				Distributions
	Net asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Morningstar US Market Factor Tilt Index Fund
Year ended October 31, 2016	$87.02	$1.65	(a)	$2.33	$3.98	$(2.68)	$—	$—	$(2.68)
Year ended October 31, 2015	86.19	1.58	(a)	0.42	2.00	(1.17)	—	—	(1.17)
Year ended October 31, 2014	76.56	1.16	(a)	9.26	10.42	(0.79)	—	—	(0.79)
Year ended October 31, 2013	58.70	1.09	(a)	17.43	18.52	(0.66)	—	—	(0.66)
Year ended October 31, 2012	51.74	0.91	(a)	6.17	7.08	(0.12)	—	—	(0.12)

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
Year ended October 31, 2016	58.18	1.59	(a)	(1.55)	0.04	(2.60)	—	—	(2.60)
Year ended October 31, 2015	60.74	1.51	(a)	(2.27)	(0.76)	(1.80)	—	—	(1.80)
Year ended October 31, 2014	61.95	1.80	(a)	(2.29)	(0.49)	(0.72)	—	—	(0.72)
Year ended October 31, 2013	49.31	1.35	(a)	11.40	12.75	(0.11)	—	—	(0.11)
For the period 09/25/12* through 10/31/12	50.00	0.12	(a)	(0.81)	(0.69)	—	—	—	—

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
Year ended October 31, 2016	45.02	0.97	(a)	3.10	4.07	(1.57)	—	—	(1.57)
Year ended October 31, 2015	52.75	0.92	(a)	(7.65)	(6.73)	(1.00)	—	—	(1.00)
Year ended October 31, 2014	52.92	1.03	(a)	(0.77)	0.26	(0.43)	—	—	(0.43)
Year ended October 31, 2013	49.60	1.03	(a)	2.34	3.37	(0.05)	—	—	(0.05)
For the period 09/25/12* through 10/31/12	50.00	0.03	(a)	(0.43)	(0.40)	—	—	—	—

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
For the period 11/09/15* through 10/31/16	25.00	1.04	(a)	(0.96)	0.08	(0.98)	—	(0.13)	(1.11)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

See Accompanying Notes to the Financial Statements.

74	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$88.32	4.70%	4.77%	0.28%		0.27%		1.92%	1.93%	26%	$830,253
87.02	2.30	2.30	0.28		0.27		1.81	1.81	51	761,457
86.19	13.69	13.54	0.28		0.27		1.41	1.41	25	741,260
76.56	31.88	28.39	0.27		0.27		1.59	1.59	20	447,893
58.70	13.71	16.86	0.29		0.27		1.57	1.59	15	149,677

55.62	0.20	0.80	0.43		0.42		2.91	2.92	35	622,898
58.18	(1.26)	(2.34)	0.43		0.42		2.52	2.53	26	570,188
60.74	(0.81)	(0.80)	0.43		0.42		2.84	2.85	16	643,893
61.95	25.93	0.62	0.43		0.42		2.37	2.38	7	309,745
49.31	(1.40)	23.98	0.43		0.42		2.47	2.49	1	9,862

47.52	9.41	10.65	0.66		0.65		2.23	2.23	34	299,351
45.02	(12.91)	(13.43)	0.66		0.65		1.86	1.87	30	198,073
52.75	0.52	0.52	0.66		0.65		1.96	1.97	19	258,481
52.92	6.80	(14.20)	0.65		0.65		2.01	2.01	20	158,759
49.60	(0.80)	23.52	0.67		0.65		0.50	0.52	1	9,920

23.97	0.59	0.97	0.55	(i)	0.05	(i)	4.12	4.62	11	3,595

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	75

Financial Highlights (cont.)

		PER SHARE
		Investment Operations					Distributions
	Net asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)		Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund
For the period 11/09/15* through 10/31/16	$25.00	$0.59	(a)	$1.10		$1.69	$(0.87)	$—	$—	$(0.87)

FlexShares® US Quality Large Cap Index Fund
Year ended October 31, 2016	26.62	0.50	(a)	(0.47)		0.03	(0.50)	—	—	(0.50)
For the period 09/23/15* through 10/31/15	25.00	0.03	(a)	1.59		1.62	—	—	—	—

FlexShares® STOXX US ESG Impact Index Fund
For the period 07/13/16* through 10/31/16	50.00	0.27	(a)	(0.15)		0.12	(0.16)	—	—	(0.16)

FlexShares® STOXX Global ESG Impact Index Fund
For the period 07/13/16* through 10/31/16	75.00	0.41	(a)	0.34		0.75	(0.23)	—	—	(0.23)

FlexShares® Morningstar Global Upstream Natural Resources Index Fund
Year ended October 31, 2016	25.52	0.55	(a)	2.73		3.28	(1.40)	—	—	(1.40)
Year ended October 31, 2015	33.18	0.94	(a)	(7.74)		(6.80)	(0.86)	—	—	(0.86)
Year ended October 31, 2014	34.71	0.80	(a)	(1.63)		(0.83)	(0.70)	—	—	(0.70)
Year ended October 31, 2013	35.19	0.87	(a)	(0.98)		(0.11)	(0.37)	—	—	(0.37)
Year ended October 31, 2012	35.01	0.44		(0.17	)(g)	0.27	(0.09)	—	—	(0.09)

FlexShares® STOXX® Global Broad Infrastructure Index Fund
Year ended October 31, 2016	43.30	1.34	(a)	(0.02	)(g)	1.32	(1.13)	—	—	(1.13)
Year ended October 31, 2015	45.84	1.13	(a)	(2.67)		(1.54)	(1.00)	—	—	(1.00)
Year ended October 31, 2014	41.62	1.73	(a)	3.65		5.38	(1.16)	—	—	(1.16)
For the period 10/08/13* through 10/31/13	40.00	0.01	(a)	1.61		1.62	—	—	—	—

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

See Accompanying Notes to the Financial Statements.

76	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$25.82	7.04%	7.12%	0.72	%(i)	0.05	%(i)	1.81%	2.47%	4%	$33,567

26.15	0.12	0.12	0.38		0.32		1.87	1.93	59	6,538
26.62	6.48	6.48	0.42		0.32		1.10	1.20	3	2,662

49.96	0.24	0.28	0.37		0.32		1.75	1.80	20	4,996

75.52	1.00	1.03	0.45		0.42		1.74	1.77	22	7,552

27.40	13.84	14.05	0.49		0.48		2.20	2.20	18	2,822,012
25.52	(20.97)	(21.05)	0.49		0.48		3.17	3.17	13	2,004,234
33.18	(2.44)	(2.44)	0.49		0.48		2.27	2.27	11	2,874,838
34.71	(0.33)	(0.61)	0.48		0.48		2.56	2.56	8	2,764,535
35.19	0.79	1.71	0.50		0.48		2.02	2.03	5	566,532

43.49	3.09	3.26	0.48		0.47		3.09	3.10	14	669,676
43.30	(3.40)	(4.03)	0.48		0.47		2.52	2.53	15	467,681
45.84	13.02	13.62	0.48		0.47		3.87	3.88	17	240,664
41.62	4.05	4.20	0.52		0.47		0.32	0.37	1	4,163

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	77

Financial Highlights (cont.)

		PER SHARE
		Investment Operations					Distributions
	Net asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)		Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Global Quality Real Estate Index Fund
Year ended October 31, 2016	$57.47	$1.90	(a)	$(0.58)		$1.32	$(1.67)	$—	$—	$(1.67)
Year ended October 31, 2015	55.24	1.36	(a)	2.25		3.61	(1.38)	—	—	(1.38)
For the period 11/05/13* through 10/31/14	50.00	1.65	(a)	4.67		6.32	(1.08)	—	—	(1.08)

FlexShares® Real Assets Allocation Index Fund
For the period 11/23/15* through 10/31/16	25.00	0.86	(a)	0.51	(g)	1.37	(0.74)	—	—	(0.74)

FlexShares® Quality Dividend Index Fund
Year ended October 31, 2016	35.99	1.23	(a)	1.03		2.26	(1.14)	—	—	(1.14)
Year ended October 31, 2015	35.77	1.08	(a)	0.14		1.22	(1.00)	—	—	(1.00)
Year ended October 31, 2014	32.15	1.02	(a)	3.62		4.64	(1.02)	—	—	(1.02)
For the period 12/14/12* through 10/31/13	25.00	0.83	(a)	6.78		7.61	(0.46)	—	—	(0.46)

FlexShares® Quality Dividend Defensive Index Fund
Year ended October 31, 2016	35.81	1.11	(a)	0.99		2.10	(1.09)	—	—	(1.09)
Year ended October 31, 2015	34.99	1.03	(a)	0.72		1.75	(0.93)	—	—	(0.93)
Year ended October 31, 2014	31.42	0.96	(a)	3.62		4.58	(1.01)	—	—	(1.01)
For the period 12/14/12* through 10/31/13	25.00	0.79	(a)	6.05		6.84	(0.42)	—	—	(0.42)

FlexShares® Quality Dividend Dynamic Index Fund
Year ended October 31, 2016	35.14	1.11	(a)	0.31	(g)	1.42	(1.24)	—	—	(1.24)
Year ended October 31, 2015	35.83	1.14	(a)	(0.82)		0.32	(1.01)	—	—	(1.01)
Year ended October 31, 2014	32.06	0.98	(a)	3.72		4.70	(0.93)	—	—	(0.93)
For the period 12/14/12* through 10/31/13	25.00	0.84	(a)	6.77		7.61	(0.55)	—	—	(0.55)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

See Accompanying Notes to the Financial Statements.

78	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$57.12	2.28%	2.44%	0.46%		0.45%		3.26%	3.27%	57%	$197,049
57.47	6.60	5.93	0.46		0.45		2.39	2.40	81	132,184
55.24	12.79	13.51	0.47		0.45		3.16	3.18	44	58,003

25.63	5.56	5.60	0.72	(i)	0.11	(i)	3.03	3.64	11	1,282

37.11	6.41	6.43	0.38		0.37		3.38	3.38	85	1,438,149
35.99	3.43	3.52	0.38		0.37		2.99	2.99	86	703,615
35.77	14.61	14.47	0.38		0.37		2.99	3.00	67	586,667
32.15	30.67	30.79	0.38		0.37		3.16	3.17	54	282,930

36.82	5.96	5.96	0.38		0.37		3.09	3.10	72	252,223
35.81	5.04	5.13	0.38		0.37		2.87	2.88	92	191,606
34.99	14.79	14.47	0.38		0.37		2.88	2.89	73	122,462
31.42	27.54	27.79	0.38		0.37		3.02	3.03	54	43,983

35.32	4.16	4.43	0.38		0.37		3.23	3.25	69	52,979
35.14	0.89	0.78	0.38		0.37		3.15	3.16	87	73,804
35.83	14.78	14.68	0.38		0.37		2.82	2.84	75	93,151
32.06	30.69	30.74	0.38		0.37		3.22	3.23	67	12,825

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	79

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® International Quality Dividend Index Fund
Year ended October 31, 2016	$23.03	$0.92	(a)	$(0.68)	$0.24	$(0.82)	$—	$—	$(0.82)
Year ended October 31, 2015	26.15	1.01	(a)	(3.18)	(2.17)	(0.95)	—	—	(0.95)
Year ended October 31, 2014	27.00	1.25	(a)	(1.06)	0.19	(1.04)	—	—	(1.04)
For the period 04/12/13* through 10/31/13	25.00	0.46	(a)	1.82	2.28	(0.28)	—	—	(0.28)

FlexShares® International Quality Dividend Defensive Index Fund
Year ended October 31, 2016	22.54	0.83	(a)	(0.35)	0.48	(0.86)	—	—	(0.86)
Year ended October 31, 2015	25.55	0.94	(a)	(3.04)	(2.10)	(0.91)	—	—	(0.91)
Year ended October 31, 2014	26.66	1.23	(a)	(1.32)	(0.09)	(1.02)	—	—	(1.02)
For the period 04/12/13* through 10/31/13	25.00	0.44	(a)	1.58	2.02	(0.36)	—	—	(0.36)

FlexShares® International Quality Dividend Dynamic Index Fund
Year ended October 31, 2016	23.82	0.83	(a)	(0.13)	0.70	(0.98)	—	(0.07)	(1.05)
Year ended October 31, 2015	26.50	0.88	(a)	(2.50)	(1.62)	(1.06)	—	—	(1.06)
Year ended October 31, 2014	27.34	0.99	(a)	(1.00)	(0.01)	(0.83)	—	—	(0.83)
For the period 04/12/13* through 10/31/13	25.00	0.50	(a)	2.35	2.85	(0.51)	—	—	(0.51)

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
Year ended October 31, 2016	24.38	0.15	(a)	0.47	0.62	(0.16)	—	(0.02)	(0.18)
Year ended October 31, 2015	24.73	(0.10	)(a)	(0.23)	(0.33)	—	—	(0.02)	(0.02)
Year ended October 31, 2014	24.97	0.10	(a)	(0.15)	(0.05)	(0.10)	—	(0.09)	(0.19)
Year ended October 31, 2013	25.43	0.03	(a)	(0.38)	(0.35)	(0.05)	(0.01)	(0.05)	(0.11)
Year ended October 31, 2012	25.14	0.15	(a)	0.39	0.54	(0.22)	(0.03)	—	(0.25)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

See Accompanying Notes to the Financial Statements.

80	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$22.45	1.16%	2.05%	0.48%	0.47%	4.17%	4.18%	68%	$496,050
23.03	(8.45)	(9.95)	0.48	0.47	4.08	4.09	77	430,590
26.15	0.53	1.11	0.48	0.47	4.56	4.57	61	329,485
27.00	9.22	9.58	0.48	0.47	3.24	3.25	26	75,610

22.16	2.24	3.39	0.48	0.47	3.78	3.79	73	77,561
22.54	(8.37)	(9.81)	0.48	0.47	3.86	3.87	77	87,893
25.55	(0.51)	(0.33)	0.48	0.47	4.58	4.59	69	66,441
26.66	8.20	8.85	0.49	0.47	3.16	3.18	27	15,999

23.47	3.17	3.96	0.49	0.47	3.70	3.72	75	18,777
23.82	(6.28)	(8.00)	0.48	0.47	3.43	3.43	89	35,726
26.50	(0.18)	0.80	0.49	0.47	3.55	3.58	45	113,945
27.34	11.59	11.64	0.48	0.47	3.54	3.55	31	8,203

24.82	2.55	2.55	0.21	0.20	0.62	0.63	105	1,841,902
24.38	(1.34)	(1.46)	0.21	0.20	(0.40)	(0.39)	83	1,978,311
24.73	(0.22)	(0.10)	0.21	0.20	0.40	0.41	179	2,246,873
24.97	(1.41)	(1.45)	0.20	0.20	0.11	0.11	125	1,975,018
25.43	2.15	1.94	0.22	0.20	0.57	0.59	55	684,034

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	81

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
Year ended October 31, 2016	$24.56	$0.30	(a)	$0.88	$1.18	$(0.27)	$—	$(0.02)	$(0.29)
Year ended October 31, 2015	24.87	0.05	(a)	(0.30)	(0.25)	(0.05)	—	(0.01)	(0.06)
Year ended October 31, 2014	25.29	0.21	(a)	(0.32)	(0.11)	(0.24)	—	(0.07)	(0.31)
Year ended October 31, 2013	26.30	0.08	(a)	(0.91)	(0.83)	(0.08)	(0.10)	—	(0.18)
Year ended October 31, 2012	25.03	0.24	(a)	1.31	1.55	(0.27)	(0.01)	—	(0.28)

FlexShares® Disciplined Duration MBS Index Fund
Year ended October 31, 2016	24.87	0.45	(a)	0.29	0.74	(0.87)	—	—	(0.87)
Year ended October 31, 2015	25.12	0.37	(a)	0.06 (g)	0.43	(0.68)	0.00 (h)	—	(0.68)
For the period 09/03/14* through 10/31/14	25.00	0.09	(a)	0.09	0.18	(0.06)	—	—	(0.06)

FlexShares® Credit-Scored US Corporate Bond Index Fund
Year ended October 31, 2016	50.32	1.21	(a)	1.13	2.34	(1.17)	—	—	(1.17)
For the period 11/12/14* through 10/31/15	50.00	1.12	(a)	0.18	1.30	(0.98)	—	—	(0.98)

FlexShares® Credit-Scored US Long Corporate Bond Index Fund
Year ended October 31, 2016	50.29	2.14	(a)	3.56	5.70	(2.16)	—	—	(2.16)
For the period 09/23/15* through 10/31/15	50.00	0.23	(a)	0.06	0.29	—	—	—	—

FlexShares® Ready Access Variable Income Fund
Year ended October 31, 2016	75.36	0.65	(a)	0.23	0.88	(0.63)	(0.05)	—	(0.68)
Year ended October 31, 2015	75.61	0.43	(a)	(0.15)	0.28	(0.42)	(0.11)	—	(0.53)
Year ended October 31, 2014	75.32	0.39	(a)	0.29	0.68	(0.39)	—	—	(0.39)
Year ended October 31, 2013	74.97	0.36	(a)	0.27	0.63	(0.28)	—	—	(0.28)
For the period 10/09/12* through 10/31/12	75.00	0.01	(a)	(0.04)	(0.03)	—	—	—	—

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

See Accompanying Notes to the Financial Statements.

82	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements		Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements		Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$25.45	4.81%	4.64%	0.21%	0.20%		1.18%	1.19%		72%	$651,605
24.56	(1.00)	(1.04)	0.21	0.20		0.19	0.20		113	432,210
24.87	(0.49)	(0.25)	0.21	0.20		0.82	0.83		150	308,335
25.29	(3.17)	(3.32)	0.20	0.20		0.30	0.30		151	389,483
26.30	6.13	5.87	0.22	0.20		0.90	0.92		60	374,730

24.74	3.02	2.69	0.21	—	(j)	1.62	1.83	(j)	89	42,063
24.87	1.74	2.02	0.22	0.20		1.44	1.46		179	23,627
25.12	0.72	0.76	0.27	0.20		2.18	2.26		23	5,025

51.49	4.71	4.70	0.24	0.22		2.34	2.36		59	36,041
50.32	2.61	2.78	0.26	0.22		2.26	2.30		69	12,581

53.83	11.60	12.75	0.25	0.22		4.01	4.04		80	13,457
50.29	0.56	1.16	0.27	0.22		4.38	4.43		—	5,029

75.56	1.19	1.18	0.26	0.25		0.86	0.87		59	109,564
75.36	0.36	0.28	0.26	0.25		0.56	0.57		38	97,962
75.61	0.90	1.04	0.26	0.25		0.51	0.52		135	75,611
75.32	0.84	4.97	0.26	0.25		0.47	0.47		76	41,423
74.97	(0.04)	(3.96)	0.27	0.25		0.14	0.16		2	7,497

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	83

Schedule of Investments

FlexShares® Morningstar US Market Factor Tilt Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 98.4%
Aerospace & Defense – 1.7%
AAR Corp.(a)	6,016	$193,535
Aerojet Rocketdyne Holdings, Inc.* (a)	9,964	175,366
Aerovironment, Inc.* (a)	1,504	36,081
Astronics Corp.* (a)	783	28,987
Astronics Corp., Class B* (a)	296	10,963
B/E Aerospace, Inc.	940	55,949
Boeing Co. (The)	12,032	1,713,718
BWX Technologies, Inc.	1,504	58,987
Curtiss-Wright Corp.	2,632	235,880
Esterline Technologies Corp.* (a)	6,956	510,918
General Dynamics Corp.	5,640	850,174
HEICO Corp.(a)	3,196	215,922
Hexcel Corp.(a)	5,640	256,564
Huntington Ingalls Industries, Inc.	2,632	424,699
KLX, Inc.* (a)	12,596	433,554
Kratos Defense & Security Solutions, Inc.*	9,588	53,885
L-3 Communications Holdings, Inc.	2,444	334,681
Lockheed Martin Corp.	6,204	1,528,541
Mercury Systems, Inc.* (a)	2,820	78,340
Moog, Inc., Class A*	8,272	480,355
National Presto Industries, Inc.	376	32,806
Northrop Grumman Corp.	4,512	1,033,248
Orbital ATK, Inc.	3,760	279,594
Raytheon Co.	8,084	1,104,355
Rockwell Collins, Inc.(a)	2,444	206,078
Spirit AeroSystems Holdings, Inc., Class A*	7,520	378,707
TASER International, Inc.*	4,512	100,979
Teledyne Technologies, Inc.* (a)	2,068	222,682
Textron, Inc.	9,400	376,752
TransDigm Group, Inc.(a)	752	204,890
Triumph Group, Inc.(a)	14,852	351,992
United Technologies Corp.	19,176	1,959,787
		13,928,969

Investments	Shares	Value
Air Freight & Logistics – 0.5%
Air Transport Services Group, Inc.* (a)	14,852	$196,492
Atlas Air Worldwide Holdings, Inc.*	9,776	409,126
C.H. Robinson Worldwide, Inc.(a)	3,760	256,131
Echo Global Logistics, Inc.*	940	19,928
Expeditors International of Washington, Inc.(a)	3,572	183,851
FedEx Corp.	6,768	1,179,798
Forward Air Corp.(a)	2,444	100,986
Hub Group, Inc., Class A*	5,828	212,431
Park-Ohio Holdings Corp.	940	30,033
United Parcel Service, Inc., Class B	15,040	1,620,710
XPO Logistics, Inc.* (a)	6,580	216,679
		4,426,165
Airlines – 0.8%
Alaska Air Group, Inc.	5,264	380,166
Allegiant Travel Co.	1,128	155,551
American Airlines Group, Inc.	27,072	1,099,123
Delta Air Lines, Inc.	26,884	1,122,945
Hawaiian Holdings, Inc.*	12,220	550,205
JetBlue Airways Corp.*	18,236	318,765
SkyWest, Inc.	17,672	532,811
Southwest Airlines Co.	21,432	858,352
Spirit Airlines, Inc.*	19,928	955,149
United Continental Holdings, Inc.*	14,852	835,128
Virgin America, Inc.* (a)	3,196	173,703
		6,981,898
Auto Components – 0.7%
Adient plc*	2,150	97,851
American Axle & Manufacturing Holdings, Inc.*	26,320	471,654
Autoliv, Inc.	1,504	145,557
BorgWarner, Inc.(a)	11,092	397,537
Cooper Tire & Rubber Co.	15,416	566,538

See Accompanying Notes to the Financial Statements.

84	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Auto Components – (continued)
Cooper-Standard Holding, Inc.* (a)	3,760	$343,175
Dana, Inc.(a)	47,564	736,291
Delphi Automotive plc(a)	4,136	269,130
Dorman Products, Inc.* (a)	1,504	96,617
Drew Industries, Inc.	1,504	134,683
Federal-Mogul Holdings Corp.* (a)	16,732	154,938
Gentex Corp.(a)	7,520	127,163
Gentherm, Inc.*	3,196	89,968
Goodyear Tire & Rubber Co. (The)	15,040	436,611
Lear Corp.	1,880	230,827
Metaldyne Performance Group, Inc.	3,948	60,997
Modine Manufacturing Co.* (a)	9,964	109,106
Motorcar Parts of America, Inc.* (a)	2,068	54,264
Standard Motor Products, Inc.(a)	2,820	137,898
Superior Industries International, Inc.	1,316	32,242
Tenneco, Inc.* (a)	16,920	931,784
Visteon Corp.	2,256	159,296
		5,784,127
Automobiles – 0.7%
Ford Motor Co.	158,860	1,865,016
General Motors Co.	57,716	1,823,826
Harley-Davidson, Inc.(a)	8,460	482,389
Tesla Motors, Inc.* (a)	2,444	483,252
Thor Industries, Inc.(a)	12,596	998,989
Winnebago Industries, Inc.	1,504	42,488
		5,695,960
Banks – 8.2%
1st Source Corp.	3,008	103,956
Ameris Bancorp	3,760	136,488
Associated Banc-Corp	39,856	809,077
Banc of California, Inc.(a)	6,580	87,514
BancFirst Corp.	1,316	94,357

Investments	Shares	Value
Banks – (continued)
BancorpSouth, Inc.	6,768	$159,048
Bank of America Corp.	434,656	7,171,824
Bank of Hawaii Corp.(a)	3,008	226,051
Bank of the Ozarks, Inc.(a)	5,076	187,609
BankUnited, Inc.(a)	7,520	219,133
Banner Corp.(a)	2,820	127,295
BB&T Corp.(a)	35,532	1,392,854
Berkshire Hills Bancorp, Inc.	4,324	127,774
BOK Financial Corp.	188	13,352
Boston Private Financial Holdings, Inc.	5,264	69,222
Brookline Bancorp, Inc.(a)	12,220	156,416
Bryn Mawr Bank Corp.(a)	1,880	59,032
Capital Bank Financial Corp., Class A(a)	3,948	129,297
Cardinal Financial Corp.	5,640	148,219
Cathay General Bancorp(a)	6,580	197,071
Central Pacific Financial Corp.	3,008	77,095
Chemical Financial Corp.	13,160	565,222
CIT Group, Inc.	12,408	450,783
Citigroup, Inc.	123,704	6,080,052
Citizens Financial Group, Inc.(a)	24,440	643,750
City Holding Co.(a)	2,256	117,921
Columbia Banking System, Inc.	6,580	217,272
Comerica, Inc.	4,136	215,444
Commerce Bancshares, Inc.(a)	1,128	56,197
Community Bank System, Inc.(a)	4,512	212,560
Community Trust Bancorp, Inc.(a)	1,692	61,843
Cullen/Frost Bankers, Inc.(a)	376	28,572
Customers Bancorp, Inc.* (a)	2,444	66,159
CVB Financial Corp.(a)	12,408	208,206
Eagle Bancorp, Inc.*	2,068	101,642
East West Bancorp, Inc.	2,444	96,562
Fifth Third Bancorp	34,592	752,722
First BanCorp*	32,900	168,777
First Citizens BancShares, Inc., Class A(a)	752	218,832
First Commonwealth Financial Corp.(a)	10,340	105,054

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	85

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
First Financial Bancorp	11,656	$250,604
First Financial Bankshares, Inc.(a)	3,760	136,112
First Horizon National Corp.(a)	14,664	225,972
First Interstate BancSystem, Inc., Class A(a)	3,948	125,941
First Merchants Corp.(a)	6,580	185,227
First Midwest Bancorp, Inc.(a)	6,392	123,430
First NBC Bank Holding Co.*	4,324	23,350
First Republic Bank	3,008	223,885
Flushing Financial Corp.	5,452	116,782
FNB Corp.	68,996	901,778
Fulton Financial Corp.(a)	14,664	218,494
Glacier Bancorp, Inc.	4,888	138,135
Great Western Bancorp, Inc.	940	30,306
Hancock Holding Co.(a)	18,988	637,047
Hanmi Financial Corp.	2,820	70,500
Heartland Financial USA, Inc.	940	35,203
Hilltop Holdings, Inc.*	23,312	575,806
Home BancShares, Inc.(a)	8,648	186,018
Hope Bancorp, Inc.(a)	30,439	491,285
Huntington Bancshares, Inc.	65,976	699,346
IBERIABANK Corp.(a)	9,964	654,137
Independent Bank Corp.(a)	4,136	228,100
International Bancshares Corp.	16,168	498,783
Investors Bancorp, Inc.(a)	13,536	165,951
JPMorgan Chase & Co.	154,724	10,716,184
KeyCorp	62,061	876,301
Lakeland Financial Corp.	4,512	166,222
LegacyTexas Financial Group, Inc.(a)	11,844	405,183
M&T Bank Corp.(a)	5,828	715,270
MB Financial, Inc.(a)	5,640	205,240
NBT Bancorp, Inc.(a)	6,392	215,474
OFG Bancorp	26,884	286,315
Old National Bancorp(a)	28,576	420,067
Opus Bank(a)	940	18,847
PacWest Bancorp(a)	5,264	228,405
Park National Corp.	2,068	200,451
Peoples Bancorp, Inc.	940	23,284

Investments	Shares	Value
Banks – (continued)
People’s United Financial, Inc.(a)	6,016	$97,700
Pinnacle Financial Partners, Inc.(a)	3,384	174,614
PNC Financial Services Group, Inc. (The)	19,740	1,887,144
Popular, Inc.	27,636	1,003,187
PrivateBancorp, Inc.	4,888	221,133
Prosperity Bancshares, Inc.(a)	20,680	1,147,120
Regions Financial Corp.	39,292	420,817
Renasant Corp.(a)	4,136	139,549
S&T Bancorp, Inc.(a)	6,016	188,842
Sandy Spring Bancorp, Inc.	4,888	154,950
Signature Bank*	1,504	181,322
Simmons First National Corp., Class A(a)	1,692	83,500
South State Corp.(a)	2,256	165,478
Southside Bancshares, Inc.(a)	3,385	110,419
Southwest Bancorp, Inc.	1,128	21,037
State Bank Financial Corp.(a)	2,820	62,181
Sterling Bancorp	10,528	189,504
Stock Yards Bancorp, Inc.(a)	3,948	134,627
SunTrust Banks, Inc.	17,108	773,795
SVB Financial Group*	1,692	206,881
Synovus Financial Corp.(a)	8,084	267,338
TCF Financial Corp.	40,420	578,006
Texas Capital Bancshares, Inc.*	2,444	144,929
Tompkins Financial Corp.(a)	2,632	208,665
TriCo Bancshares	1,316	34,637
Trustmark Corp.(a)	14,288	395,492
U.S. Bancorp	64,484	2,886,304
UMB Financial Corp.(a)	2,444	151,650
Umpqua Holdings Corp.(a)	58,468	893,391
Union Bankshares Corp.	7,708	215,284
United Bankshares, Inc.(a)	6,204	233,891
United Community Banks, Inc.	3,948	85,158
Valley National Bancorp(a)	63,732	628,398
Washington Trust Bancorp, Inc.	2,820	129,438
Webster Financial Corp.(a)	5,828	235,451
Wells Fargo & Co.	194,956	8,969,926
WesBanco, Inc.(a)	6,580	216,548

See Accompanying Notes to the Financial Statements.

86	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
Westamerica Bancorporation(a)	188	$9,317
Western Alliance Bancorp*	6,016	224,758
Wintrust Financial Corp.	3,948	212,995
Zions Bancorporation	4,136	133,221
		67,698,286
Beverages – 1.2%
Boston Beer Co., Inc. (The), Class A* (a)	376	58,374
Brown-Forman Corp., Class B(a)	5,640	260,399
Coca-Cola Bottling Co. Consolidated	564	79,693
Coca-Cola Co. (The)	89,300	3,786,320
Coca-Cola European Partners plc	4,324	166,215
Constellation Brands, Inc., Class A	3,196	534,116
Dr. Pepper Snapple Group, Inc.	3,760	330,090
Molson Coors Brewing Co., Class B	4,136	429,358
Monster Beverage Corp.*	3,572	515,582
PepsiCo, Inc.	33,464	3,587,341
		9,747,488
Biotechnology – 2.0%
AbbVie, Inc.	38,728	2,160,248
ACADIA Pharmaceuticals, Inc.*	4,888	113,939
Achillion Pharmaceuticals, Inc.* (a)	1,880	11,806
Acorda Therapeutics, Inc.* (a)	376	6,655
Alexion Pharmaceuticals, Inc.*	3,572	466,146
Alnylam Pharmaceuticals, Inc.* (a)	2,632	93,699
AMAG Pharmaceuticals, Inc.* (a)	9,588	246,412
Amgen, Inc.	17,108	2,414,965
Amicus Therapeutics, Inc.* (a)	11,656	80,426
Arena Pharmaceuticals, Inc.*	564	835

Investments	Shares	Value
Biotechnology – (continued)
ARIAD Pharmaceuticals, Inc.* (a)	3,384	$29,508
Biogen, Inc.*	4,888	1,369,520
BioMarin Pharmaceutical, Inc.*	3,572	287,617
Bluebird Bio, Inc.* (a)	752	35,908
Celgene Corp.*	17,672	1,805,725
Dynavax Technologies Corp.* (a)	188	1,739
Emergent BioSolutions, Inc.* (a)	1,880	50,234
Five Prime Therapeutics, Inc.* (a)	6,016	291,956
Geron Corp.* (a)	1,316	2,435
Gilead Sciences, Inc.	54,144	3,986,623
Halozyme Therapeutics, Inc.* (a)	3,384	29,204
Heron Therapeutics, Inc.* (a)	1,880	27,918
Incyte Corp.*	5,264	457,810
Intrexon Corp.* (a)	2,256	58,882
Ionis Pharmaceuticals, Inc.* (a)	3,948	102,569
Ironwood Pharmaceuticals, Inc.*	940	12,004
Kite Pharma, Inc.* (a)	752	33,306
Ligand Pharmaceuticals, Inc.*	1,692	161,975
Merrimack Pharmaceuticals, Inc.* (a)	8,648	45,142
MiMedx Group, Inc.* (a)	376	3,350
Myriad Genetics, Inc.*	4,324	85,226
Neurocrine Biosciences, Inc.*	4,136	181,033
Novavax, Inc.* (a)	15,040	22,861
OPKO Health, Inc.* (a)	11,092	104,487
Progenics Pharmaceuticals, Inc.* (a)	2,068	10,402
Radius Health, Inc.* (a)	8,836	379,241
Regeneron Pharmaceuticals, Inc.*	1,692	583,774
Repligen Corp.* (a)	1,692	48,340
Rigel Pharmaceuticals, Inc.*	188	489
Sangamo BioSciences, Inc.* (a)	1,504	5,339
Sarepta Therapeutics, Inc.* (a)	1,692	66,394
Seattle Genetics, Inc.*	2,820	145,794

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	87

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Biotechnology – (continued)
United Therapeutics Corp.* (a)	1,880	$225,732
Vertex Pharmaceuticals, Inc.*	6,016	456,374
ZIOPHARM Oncology, Inc.* (a)	1,316	7,475
		16,711,517
Building Products – 0.3%
A.O. Smith Corp.	7,520	339,678
AAON, Inc.(a)	3,760	112,612
American Woodmark Corp.* (a)	1,128	84,262
Apogee Enterprises, Inc.(a)	2,256	91,932
Armstrong World Industries, Inc.* (a)	188	7,050
Builders FirstSource, Inc.* (a)	19,176	185,432
Fortune Brands Home & Security, Inc.	2,632	143,786
Gibraltar Industries, Inc.*	1,880	73,132
Griffon Corp.(a)	5,452	91,048
Insteel Industries, Inc.	564	15,172
Lennox International, Inc.(a)	2,068	301,701
Masco Corp.	4,888	150,941
NCI Building Systems, Inc.*	564	8,122
Owens Corning	4,136	201,754
Patrick Industries, Inc.*	2,820	161,727
Ply Gem Holdings, Inc.*	3,760	51,512
Quanex Building Products Corp.(a)	376	6,129
Simpson Manufacturing Co., Inc.(a)	1,504	64,371
Trex Co., Inc.* (a)	2,256	121,395
Universal Forest Products, Inc.	1,504	129,329
USG Corp.* (a)	11,092	279,297
		2,620,382
Capital Markets – 2.6%
Actua Corp.* (a)	188	2,190
Affiliated Managers Group, Inc.*	1,316	174,581
Ameriprise Financial, Inc.	4,700	415,433
Artisan Partners Asset Management, Inc., Class A	4,512	117,312

Investments	Shares	Value
Capital Markets – (continued)
Bank of New York Mellon Corp. (The)	28,012	$1,212,079
BGC Partners, Inc., Class A(a)	47,000	403,730
BlackRock, Inc.(a)	3,196	1,090,603
CBOE Holdings, Inc.(a)	3,948	249,553
Charles Schwab Corp. (The)	25,944	822,425
CME Group, Inc.	7,708	771,571
Cohen & Steers, Inc.(a)	752	27,959
Cowen Group, Inc., Class A* (a)	62,228	202,241
E*TRADE Financial Corp.*	12,408	349,409
Eaton Vance Corp.	940	32,956
Evercore Partners, Inc., Class A	1,880	101,050
FactSet Research Systems, Inc.(a)	752	116,349
Federated Investors, Inc., Class B(a)	6,956	187,812
Financial Engines, Inc.	1,316	36,387
Franklin Resources, Inc.	9,588	322,732
Goldman Sachs Group, Inc. (The)	16,168	2,881,784
Interactive Brokers Group, Inc., Class A(a)	5,452	180,952
Intercontinental Exchange, Inc.	2,632	711,796
INTL. FCStone, Inc.* (a)	8,084	290,216
Invesco Ltd.	19,552	549,216
Investment Technology Group, Inc.	5,264	80,592
Janus Capital Group, Inc.	15,980	204,864
KCG Holdings, Inc., Class A* (a)	14,664	187,113
Legg Mason, Inc.	6,392	183,578
LPL Financial Holdings, Inc.(a)	22,372	692,637
MarketAxess Holdings, Inc.	2,068	311,772
Moody’s Corp.	4,324	434,649
Morgan Stanley	63,732	2,139,483
Morningstar, Inc.	188	13,278
MSCI, Inc.	2,444	195,984
Nasdaq, Inc.	1,880	120,264
Northern Trust Corp.(b)	6,580	476,524
NorthStar Asset Management Group, Inc.	57,528	788,134
Piper Jaffray Cos.* (a)	3,008	170,102

See Accompanying Notes to the Financial Statements.

88	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares		Value
COMMON STOCKS – (continued)
Capital Markets – (continued)
Raymond James Financial, Inc.	1,880		$113,026
S&P Global, Inc.	5,640		687,234
SEI Investments Co.	3,384		150,013
State Street Corp.	12,784		897,565
Stifel Financial Corp.* (a)	25,004		978,657
T. Rowe Price Group, Inc.	8,084		517,457
TD Ameritrade Holding Corp.	3,572		122,198
Waddell & Reed Financial, Inc., Class A(a)	28,388		446,259
Walter Investment Management Corp.* (a)	26,132		130,660
			21,292,379
Chemicals – 2.4%
A. Schulman, Inc.(a)	8,272		237,820
AdvanSix, Inc.*	—	(c)	1
AgroFresh Solutions, Inc.* (a)	8,272		38,878
Air Products & Chemicals, Inc.	4,700		627,074
Albemarle Corp.	4,512		376,978
American Vanguard Corp.	188		2,858
Ashland Global Holdings, Inc.	1,316		147,037
Axalta Coating Systems Ltd.*	1,504		37,780
Balchem Corp.(a)	2,068		156,961
Cabot Corp.	15,604		813,593
Calgon Carbon Corp.(a)	564		8,911
Celanese Corp., Series A	4,512		329,015
CF Industries Holdings, Inc.(a)	1,504		36,111
Chemours Co. (The)(a)	62,604		1,028,584
Chemtura Corp.*	21,808		715,302
Dow Chemical Co. (The)	44,368		2,387,442
E.I. du Pont de Nemours & Co.	21,996		1,513,105
Eastman Chemical Co.	6,580		473,168
Ecolab, Inc.	6,016		686,847
Ferro Corp.*	10,716		138,879
Flotek Industries, Inc.* (a)	752		8,859
FMC Corp.(a)	7,332		343,797
FutureFuel Corp.	188		2,060
GCP Applied Technologies, Inc.*	14,288		369,345
HB Fuller Co.	2,068		87,001
Huntsman Corp.	54,896		930,487
Innophos Holdings, Inc.	4,700		215,448

Investments	Shares	Value
Chemicals – (continued)
Innospec, Inc.(a)	3,572	$215,213
International Flavors & Fragrances, Inc.(a)	1,316	172,106
Kraton Corp.* (a)	6,768	173,464
Kronos Worldwide, Inc.	11,092	85,297
LSB Industries, Inc.* (a)	8,084	42,764
LyondellBasell Industries NV, Class A	13,724	1,091,744
Minerals Technologies, Inc.	7,896	530,611
Monsanto Co.	9,776	985,128
Mosaic Co. (The)	18,048	424,669
NewMarket Corp.(a)	188	75,371
Olin Corp.(a)	11,092	243,248
OMNOVA Solutions, Inc.*	1,316	10,002
Platform Specialty Products Corp.* (a)	58,280	424,861
PolyOne Corp.	6,956	203,324
PPG Industries, Inc.	5,264	490,236
Praxair, Inc.	5,452	638,211
Quaker Chemical Corp.(a)	1,692	181,890
Rayonier Advanced Materials, Inc.(a)	9,964	128,835
RPM International, Inc.	2,444	116,188
Scotts Miracle-Gro Co. (The), Class A(a)	2,820	248,414
Sensient Technologies Corp.(a)	3,008	224,126
Sherwin-Williams Co. (The)	2,068	506,370
Stepan Co.	5,452	387,256
Tredegar Corp.(a)	564	10,434
Trinseo SA	7,708	404,285
Tronox Ltd., Class A	40,232	325,879
Valspar Corp. (The)	1,316	131,074
W.R. Grace & Co.	940	62,942
Westlake Chemical Corp.	376	19,473
		20,266,756
Commercial Services & Supplies – 0.9%
ABM Industries, Inc.	5,452	213,064
ACCO Brands Corp.*	20,116	223,288
Brady Corp., Class A	5,452	180,461
Brink’s Co. (The)	6,016	237,933
CECO Environmental Corp.	4,888	48,391
Cintas Corp.	2,444	260,701

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	89

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Commercial Services & Supplies – (continued)
Copart, Inc.* (a)	1,316	$69,050
Covanta Holding Corp.(a)	752	11,280
Deluxe Corp.	12,408	759,370
Ennis, Inc.	6,580	96,397
Essendant, Inc.(a)	3,948	60,602
G&K Services, Inc., Class A	1,504	142,429
Healthcare Services Group, Inc.	5,640	208,511
Herman Miller, Inc.	5,828	162,018
HNI Corp.(a)	3,760	152,882
Interface, Inc.	2,256	35,758
Johnson Controls International plc	21,501	866,920
KAR Auction Services, Inc.	5,828	248,156
Kimball International, Inc., Class B	6,768	84,600
Knoll, Inc.	4,700	101,708
Matthews International Corp., Class A(a)	3,760	225,224
McGrath RentCorp	564	16,976
Mobile Mini, Inc.(a)	2,256	57,190
MSA Safety, Inc.(a)	1,316	76,723
Multi-Color Corp.(a)	2,068	134,265
Pitney Bowes, Inc.	12,408	221,359
Quad/Graphics, Inc.	16,544	393,085
R.R. Donnelley & Sons Co.	18,674	331,469
Republic Services, Inc.	6,956	366,094
Rollins, Inc.(a)	2,632	81,118
SP Plus Corp.* (a)	376	9,475
Steelcase, Inc., Class A(a)	12,408	165,647
Stericycle, Inc.* (a)	752	60,228
Tetra Tech, Inc.(a)	6,016	231,315
U.S. Ecology, Inc.(a)	1,880	79,430
UniFirst Corp.(a)	1,504	184,240
Viad Corp.	1,128	46,812
Waste Management, Inc.	10,904	715,957
West Corp.	6,768	133,465
		7,693,591
Communications Equipment – 1.5%
ADTRAN, Inc.(a)	188	3,412
Arista Networks, Inc.*	1,316	111,531

Investments	Shares	Value
Communications Equipment – (continued)
ARRIS International plc*	5,452	$151,456
Black Box Corp.	752	8,648
Brocade Communications Systems, Inc.	26,696	282,978
CalAmp Corp.* (a)	940	12,145
Calix, Inc.*	376	2,350
Ciena Corp.* (a)	34,780	674,036
Cisco Systems, Inc.	209,056	6,413,838
CommScope Holding Co., Inc.* (a)	3,196	97,638
EchoStar Corp., Class A*	1,880	87,871
Extreme Networks, Inc.* (a)	6,016	25,327
F5 Networks, Inc.*	1,128	155,901
Finisar Corp.*	30,456	833,885
Harmonic, Inc.* (a)	8,836	45,064
Harris Corp.(a)	3,196	285,115
Infinera Corp.*	8,836	68,921
InterDigital, Inc.	3,196	225,797
Ixia* (a)	3,948	47,179
Juniper Networks, Inc.	10,340	272,356
Lumentum Holdings, Inc.*	376	12,634
Motorola Solutions, Inc.	3,008	218,321
NETGEAR, Inc.* (a)	6,956	351,278
NetScout Systems, Inc.* (a)	26,884	737,966
Palo Alto Networks, Inc.* (a)	2,068	318,120
Plantronics, Inc.	1,880	97,215
ShoreTel, Inc.*	10,152	67,511
Sonus Networks, Inc.*	1,504	8,708
Ubiquiti Networks, Inc.* (a)	752	39,427
ViaSat, Inc.* (a)	2,068	146,125
Viavi Solutions, Inc.*	45,684	325,270
		12,128,023
Construction & Engineering – 0.3%
AECOM*	7,896	219,904
Aegion Corp.*	4,512	83,517
Argan, Inc.(a)	2,068	117,566
Chicago Bridge & Iron Co. NV	3,384	108,356
Comfort Systems USA, Inc.	3,572	103,052
Dycom Industries, Inc.* (a)	2,632	202,480
EMCOR Group, Inc.(a)	3,948	238,696
Fluor Corp.	6,956	361,642

See Accompanying Notes to the Financial Statements.

90	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Construction & Engineering – (continued)
Granite Construction, Inc.	2,256	$110,905
Jacobs Engineering Group, Inc.* (a)	940	48,485
KBR, Inc.	32,336	478,896
MasTec, Inc.* (a)	15,980	456,229
MYR Group, Inc.* (a)	564	16,830
Primoris Services Corp.(a)	2,632	52,719
Tutor Perini Corp.*	8,836	168,326
Valmont Industries, Inc.	376	48,109
		2,815,712
Construction Materials – 0.1%
Eagle Materials, Inc.	1,692	137,001
Headwaters, Inc.*	7,332	120,245
Martin Marietta Materials, Inc.(a)	1,880	348,514
U.S. Concrete, Inc.* (a)	940	46,906
Vulcan Materials Co.	3,384	383,069
		1,035,735
Consumer Finance – 1.1%
Ally Financial, Inc.	21,056	380,482
American Express Co.(a)	34,216	2,272,627
Capital One Financial Corp.	20,680	1,531,147
Credit Acceptance Corp.* (a)	940	173,054
Discover Financial Services(a)	17,484	984,874
Encore Capital Group, Inc.* (a)	9,024	179,126
Enova International, Inc.*	7,896	74,222
EZCORP, Inc., Class A* (a)	12,596	122,811
FirstCash, Inc.	4,518	213,250
Green Dot Corp., Class A*	2,632	58,430
LendingClub Corp.*	7,332	36,147
Navient Corp.(a)	24,064	307,538
Nelnet, Inc., Class A	8,460	331,463
OneMain Holdings, Inc.* (a)	5,264	149,182
PRA Group, Inc.* (a)	14,288	455,787
Santander Consumer USA Holdings, Inc.*	12,784	155,965
SLM Corp.*	131,224	925,129
Synchrony Financial	34,780	994,360
World Acceptance Corp.*	940	44,669
		9,390,263

Investments	Shares	Value
Containers & Packaging – 0.5%
AptarGroup, Inc.	940	$67,153
Avery Dennison Corp.	1,880	131,205
Ball Corp.	2,444	188,359
Bemis Co., Inc.	4,324	210,665
Berry Plastics Group, Inc.* (a)	8,836	386,575
Crown Holdings, Inc.*	3,948	214,179
Graphic Packaging Holding Co.	19,928	249,100
International Paper Co.	18,988	855,030
Myers Industries, Inc.	376	4,531
Owens-Illinois, Inc.*	49,632	957,898
Packaging Corp. of America	1,504	124,080
Sealed Air Corp.	4,136	188,726
Silgan Holdings, Inc.	2,068	105,364
Sonoco Products Co.	1,692	85,091
WestRock Co.	11,280	521,023
		4,288,979
Distributors – 0.1%
Core-Mark Holding Co., Inc.(a)	4,888	172,791
Genuine Parts Co.	2,444	221,402
LKQ Corp.* (a)	8,460	273,089
Pool Corp.	2,444	226,265
		893,547
Diversified Consumer Services – 0.2%
Apollo Education Group, Inc.*	5,452	47,923
Bright Horizons Family Solutions, Inc.* (a)	2,820	188,686
Capella Education Co.	1,504	109,943
Career Education Corp.*	14,100	101,379
Carriage Services, Inc.(a)	3,008	71,109
DeVry Education Group, Inc.(a)	15,792	358,478
Graham Holdings Co., Class B	376	178,600
Grand Canyon Education, Inc.* (a)	3,760	164,086
H&R Block, Inc.(a)	1,880	43,184
LifeLock, Inc.*	188	3,027
Regis Corp.*	7,332	92,970
Service Corp. International	9,024	231,014
Strayer Education, Inc.* (a)	1,504	88,225

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	91

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Consumer Services – (continued)
Weight Watchers International, Inc.* (a)	6,204	$63,777
		1,742,401
Diversified Financial Services – 1.5%
Berkshire Hathaway, Inc., Class B*	80,088	11,556,698
FNFV Group* (a)	1,316	15,858
Leucadia National Corp.	17,672	329,940
Voya Financial, Inc.	13,160	402,038
		12,304,534
Diversified Telecommunication Services – 2.4%
AT&T, Inc.	258,500	9,510,215
ATN International, Inc.	1,880	127,163
CenturyLink, Inc.(a)	26,508	704,583
Cincinnati Bell, Inc.*	1,429	28,072
Cogent Communications Holdings, Inc.(a)	2,820	104,058
Consolidated Communications Holdings, Inc.	2,632	62,984
Frontier Communications Corp.	56,212	225,972
General Communication, Inc., Class A* (a)	3,760	59,558
IDT Corp., Class B	2,256	40,360
Inteliquent, Inc.(a)	1,692	28,409
Iridium Communications, Inc.* (a)	23,312	189,993
Level 3 Communications, Inc.* (a)	7,144	401,136
Lumos Networks Corp.*	1,692	24,043
ORBCOMM, Inc.*	2,444	21,825
SBA Communications Corp., Class A*	2,068	234,263
Verizon Communications, Inc.	170,704	8,210,862
Vonage Holdings Corp.* (a)	25,192	172,817
Windstream Holdings, Inc.(a)	9,400	73,790
		20,220,103
Electric Utilities – 2.1%
ALLETE, Inc.	12,220	748,964
Alliant Energy Corp.	4,136	157,375

Investments	Shares	Value
Electric Utilities – (continued)
American Electric Power Co., Inc.	18,048	$1,170,232
Duke Energy Corp.	27,448	2,196,389
Edison International	11,280	828,854
El Paso Electric Co.	4,700	217,140
Empire District Electric Co. (The)	6,016	205,928
Entergy Corp.	8,836	651,036
Eversource Energy	10,716	590,023
Exelon Corp.	33,652	1,146,524
FirstEnergy Corp.	12,972	444,810
Great Plains Energy, Inc.	2,068	58,814
Hawaiian Electric Industries, Inc.	7,896	232,932
IDACORP, Inc.	3,008	235,797
MGE Energy, Inc.	2,068	120,875
NextEra Energy, Inc.	10,152	1,299,456
OGE Energy Corp.	2,256	70,026
Otter Tail Corp.(a)	1,316	47,310
PG&E Corp.	21,056	1,307,999
Pinnacle West Capital Corp.	2,632	200,374
PNM Resources, Inc.	7,520	247,032
Portland General Electric Co.	23,312	1,017,336
PPL Corp.	29,328	1,007,124
Southern Co. (The)	38,164	1,968,117
Westar Energy, Inc.	1,504	86,209
Xcel Energy, Inc.	22,748	945,179
		17,201,855
Electrical Equipment – 0.6%
Acuity Brands, Inc.	1,692	378,280
AMETEK, Inc.	3,196	140,944
AZZ, Inc.	1,504	80,088
Eaton Corp. plc	20,680	1,318,764
Emerson Electric Co.	18,236	924,201
Encore Wire Corp.(a)	1,128	38,521
EnerSys	3,196	208,156
Generac Holdings, Inc.* (a)	6,204	236,310
General Cable Corp.(a)	4,324	60,536
Hubbell, Inc.	564	58,949
Regal Beloit Corp.	13,724	811,088
Rockwell Automation, Inc.(a)	1,880	225,074
Sensata Technologies Holding NV*	1,504	53,738

See Accompanying Notes to the Financial Statements.

92	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electrical Equipment – (continued)
Sunrun, Inc.* (a)	5,640	$29,384
		4,564,033
Electronic Equipment, Instruments & Components – 1.6%
Amphenol Corp., Class A	6,956	458,609
Anixter International, Inc.*	5,640	370,830
Arrow Electronics, Inc.*	1,880	114,906
Avnet, Inc.	2,444	102,526
AVX Corp.	6,580	92,251
Badger Meter, Inc.(a)	2,256	72,530
Belden, Inc.	12,596	816,347
Benchmark Electronics, Inc.* (a)	8,836	222,225
CDW Corp.	2,632	118,203
Cognex Corp.(a)	4,700	242,520
Coherent, Inc.*	1,128	117,447
Corning, Inc.	52,076	1,182,646
CTS Corp.(a)	5,828	106,070
Dolby Laboratories, Inc., Class A	752	35,788
DTS, Inc.	376	15,924
ePlus, Inc.* (a)	1,880	172,114
Fabrinet* (a)	5,076	192,685
Flex Ltd.*	7,708	109,376
FLIR Systems, Inc.	3,008	99,023
II-VI, Inc.*	940	26,132
Ingram Micro, Inc., Class A	10,528	391,642
Insight Enterprises, Inc.*	10,528	303,101
InvenSense, Inc.*	21,244	162,517
IPG Photonics Corp.* (a)	2,632	255,330
Jabil Circuit, Inc.	55,084	1,175,492
Keysight Technologies, Inc.*	1,316	43,165
Knowles Corp.*	20,868	311,768
Littelfuse, Inc.(a)	1,692	236,034
Mesa Laboratories, Inc.	188	23,733
Methode Electronics, Inc.(a)	2,820	87,984
National Instruments Corp.	188	5,281
Novanta, Inc.*	2,820	49,209
PC Connection, Inc.(a)	3,384	78,543
Plexus Corp.*	6,204	284,205
Rofin-Sinar Technologies, Inc.*	1,316	42,836
Rogers Corp.*	1,128	61,397

Investments	Shares	Value
Electronic Equipment, Instruments & Components – (continued)
Sanmina Corp.*	22,184	$613,388
ScanSource, Inc.* (a)	5,264	184,240
SYNNEX Corp.(a)	7,332	751,823
TE Connectivity Ltd.	6,204	390,045
Tech Data Corp.* (a)	10,716	825,346
Trimble, Inc.*	4,512	124,712
TTM Technologies, Inc.* (a)	18,988	249,692
Universal Display Corp.*	1,128	58,318
VeriFone Systems, Inc.*	6,768	104,769
Vishay Intertechnology, Inc.(a)	48,128	678,605
Zebra Technologies Corp., Class A* (a)	15,040	990,234
		13,151,561
Energy Equipment & Services – 1.4%
Archrock, Inc.	35,720	414,352
Atwood Oceanics, Inc.(a)	19,740	150,616
Baker Hughes, Inc.(a)	9,212	510,345
Core Laboratories NV	940	91,152
Diamond Offshore Drilling, Inc.(a)	10,340	170,507
Dril-Quip, Inc.* (a)	4,136	196,460
Ensco plc, Class A	104,340	815,939
Exterran Corp.*	13,536	214,004
Fairmount Santrol Holdings, Inc.* (a)	19,364	166,337
Halliburton Co.	16,732	769,672
Helix Energy Solutions Group, Inc.*	32,524	283,609
Helmerich & Payne, Inc.(a)	6,956	438,993
Hornbeck Offshore Services, Inc.*	20,492	81,353
Matrix Service Co.*	2,444	43,259
McDermott International, Inc.*	66,552	342,077
Nabors Industries Ltd.	90,428	1,076,093
National Oilwell Varco, Inc.(a)	15,604	500,888
Natural Gas Services Group, Inc.* (a)	752	16,318
Newpark Resources, Inc.* (a)	4,324	27,241
Noble Corp. plc	41,548	205,247
Parker Drilling Co.* (a)	58,280	116,560
Patterson-UTI Energy, Inc.(a)	35,720	802,986
PHI, Inc. (Non-Voting)*	3,948	61,510

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	93

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Energy Equipment & Services – (continued)
RPC, Inc.* (a)	5,264	$90,909
Schlumberger Ltd.	30,268	2,367,866
SEACOR Holdings, Inc.*	3,008	148,325
Superior Energy Services, Inc.	44,180	625,589
TETRA Technologies, Inc.*	12,220	66,599
Tidewater, Inc.(a)	24,440	42,281
U.S. Silica Holdings, Inc.	564	26,051
Unit Corp.*	21,056	360,689
Weatherford International plc*	38,352	184,857
		11,408,684
Equity Real Estate Investment Trusts (REITs) – 3.5%
Acadia Realty Trust(a)	6,016	202,679
Agree Realty Corp.	940	45,449
Alexander’s, Inc.	188	72,243
Alexandria Real Estate Equities, Inc.(a)	2,632	283,756
American Assets Trust, Inc.	2,632	104,517
American Campus Communities, Inc.	3,008	156,747
American Homes 4 Rent, Class A	188	3,969
American Tower Corp.	10,904	1,277,840
Apartment Investment & Management Co., Class A	4,136	182,273
Ashford Hospitality Trust, Inc.(a)	19,364	112,505
AvalonBay Communities, Inc.	3,572	611,455
Boston Properties, Inc.	3,760	453,005
Brandywine Realty Trust	12,220	189,410
Brixmor Property Group, Inc.	940	23,895
Camden Property Trust(a)	2,256	183,729
CBL & Associates Properties, Inc.(a)	52,828	565,260
Cedar Realty Trust, Inc.	5,640	38,183
Chatham Lodging Trust	940	16,638
Chesapeake Lodging Trust	1,316	28,570
Colony Starwood Homes(a)	6,956	201,794
CorEnergy Infrastructure Trust, Inc.	767	20,770
CoreSite Realty Corp.	2,444	180,221

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Corporate Office Properties Trust	7,896	$210,744
Corrections Corp. of America	7,896	114,097
Cousins Properties, Inc.(a)	23,110	179,564
Crown Castle International Corp.	7,708	701,351
CubeSmart	9,400	245,058
CyrusOne, Inc.(a)	2,632	117,413
DCT Industrial Trust, Inc.	4,888	228,514
DDR Corp.	8,272	126,479
DiamondRock Hospitality Co.(a)	39,856	364,682
Digital Realty Trust, Inc.(a)	2,820	263,473
Douglas Emmett, Inc.	2,068	75,482
Duke Realty Corp.	10,152	265,475
DuPont Fabros Technology, Inc.(a)	5,640	230,168
EastGroup Properties, Inc.(a)	940	63,835
Education Realty Trust, Inc.(a)	3,948	168,145
Empire State Realty Trust, Inc., Class A	6,392	125,091
EPR Properties	4,136	300,770
Equinix, Inc.	1,504	537,349
Equity Commonwealth*	7,332	221,500
Equity LifeStyle Properties, Inc.(a)	1,504	114,063
Equity One, Inc.	5,452	155,382
Equity Residential	12,596	777,803
Essex Property Trust, Inc.(a)	1,128	241,493
Extra Space Storage, Inc.	3,572	261,292
Federal Realty Investment Trust	2,068	300,336
FelCor Lodging Trust, Inc.	7,332	46,851
First Industrial Realty Trust, Inc.	8,648	228,394
Forest City Realty Trust, Inc., Class A	6,580	142,062
Gaming and Leisure Properties, Inc.	3,760	123,441
General Growth Properties, Inc.(a)	14,100	351,795
GEO Group, Inc. (The)(a)	4,888	117,116
Getty Realty Corp.	752	17,093
Global Net Lease, Inc.	28,388	210,355
Government Properties Income Trust(a)	9,400	179,916

See Accompanying Notes to the Financial Statements.

94	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Gramercy Property Trust(a)	7,144	$65,868
HCP, Inc.	5,640	193,170
Healthcare Realty Trust, Inc.(a)	5,264	167,869
Healthcare Trust of America, Inc., Class A	4,700	143,820
Highwoods Properties, Inc.(a)	5,076	251,922
Hospitality Properties Trust(a)	564	15,431
Host Hotels & Resorts, Inc.(a)	17,672	273,563
Hudson Pacific Properties, Inc.(a)	4,888	164,335
InfraREIT, Inc.	5,076	84,363
iStar, Inc.*	23,688	263,647
Kilroy Realty Corp.	1,316	94,528
Kimco Realty Corp.	11,092	295,158
Kite Realty Group Trust(a)	940	23,434
Lamar Advertising Co., Class A(a)	1,504	95,429
LaSalle Hotel Properties	28,952	687,610
Lexington Realty Trust(a)	1,692	17,157
Liberty Property Trust	376	15,202
Life Storage, Inc.	2,632	212,271
LTC Properties, Inc.(a)	2,820	141,310
Macerich Co. (The)(a)	3,384	239,519
Medical Properties Trust, Inc.(a)	72,756	1,014,219
Mid-America Apartment Communities, Inc.	1,880	174,370
National Health Investors, Inc.	2,444	185,157
National Retail Properties, Inc.(a)	3,196	145,801
New Senior Investment Group, Inc.(a)	20,868	217,445
NorthStar Realty Europe Corp.	1,504	14,875
NorthStar Realty Finance Corp.	63,732	925,389
Omega Healthcare Investors, Inc.(a)	4,700	149,601
Parkway, Inc.*	1	15
Pebblebrook Hotel Trust(a)	2,068	50,211
Pennsylvania REIT(a)	9,588	187,062
Piedmont Office Realty Trust, Inc., Class A	5,452	111,657

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Post Properties, Inc.	3,384	$222,633
Prologis, Inc.	13,348	696,232
PS Business Parks, Inc.	752	82,562
Public Storage	3,948	843,767
QTS Realty Trust, Inc., Class A	940	43,202
Ramco-Gershenson Properties Trust	2,444	42,379
Realty Income Corp.(a)	5,076	300,711
Regency Centers Corp.	3,008	216,787
Retail Opportunity Investments Corp.	4,888	98,298
Retail Properties of America, Inc., Class A	1,880	29,272
RLJ Lodging Trust	29,892	589,470
Ryman Hospitality Properties, Inc.(a)	4,700	236,974
Sabra Health Care REIT, Inc.(a)	8,836	205,879
Saul Centers, Inc.	564	34,111
Select Income REIT	12,408	306,974
Senior Housing Properties Trust	10,152	215,933
Simon Property Group, Inc.	7,520	1,398,419
SL Green Realty Corp.(a)	1,316	129,257
Spirit Realty Capital, Inc.	21,620	257,494
STAG Industrial, Inc.(a)	3,196	73,732
Summit Hotel Properties, Inc.(a)	11,280	146,527
Sun Communities, Inc.	3,572	274,794
Sunstone Hotel Investors, Inc.(a)	6,580	82,645
Tanger Factory Outlet Centers, Inc.	1,880	65,424
Terreno Realty Corp.(a)	188	4,907
UDR, Inc.(a)	6,956	243,251
Universal Health Realty Income Trust(a)	2,256	132,427
Urstadt Biddle Properties, Inc., Class A	188	4,042
Ventas, Inc.	10,904	738,746
VEREIT, Inc.	21,620	203,228
Vornado Realty Trust(a)	3,384	313,968
Washington Prime Group, Inc.	9,024	94,662
Washington REIT	3,384	99,557
Weingarten Realty Investors	1,316	47,652

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	95

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Welltower, Inc.	8,836	$605,531
Weyerhaeuser Co.	12,408	371,371
Xenia Hotels & Resorts, Inc.	21,432	334,553
		29,170,269
Food & Staples Retailing – 1.6%
Andersons, Inc. (The)(a)	7,520	286,136
Casey’s General Stores, Inc.(a)	2,068	233,663
Costco Wholesale Corp.	10,528	1,556,775
CVS Health Corp.	25,944	2,181,890
Ingles Markets, Inc., Class A(a)	2,256	89,112
Kroger Co. (The)	25,380	786,272
PriceSmart, Inc.(a)	564	51,296
Rite Aid Corp.*	48,316	324,200
SpartanNash Co.	8,084	226,352
SUPERVALU, Inc.* (a)	82,156	352,449
Sysco Corp.	12,596	606,120
United Natural Foods, Inc.* (a)	12,972	541,451
Walgreens Boots Alliance, Inc.	19,552	1,617,537
Wal-Mart Stores, Inc.	62,228	4,357,205
Weis Markets, Inc.	188	10,459
Whole Foods Market, Inc.(a)	2,444	69,141
		13,290,058
Food Products – 1.5%
Archer-Daniels-Midland Co.	21,244	925,601
B&G Foods, Inc.(a)	1,316	55,798
Blue Buffalo Pet Products, Inc.*	2,820	70,838
Bunge Ltd.	4,700	291,447
Calavo Growers, Inc.	1,316	77,841
Cal-Maine Foods, Inc.(a)	8,084	312,447
Campbell Soup Co.(a)	3,760	204,318
ConAgra Foods, Inc.	11,656	561,586
Dean Foods Co.(a)	14,852	271,198
Flowers Foods, Inc.(a)	1,316	20,424
Fresh Del Monte Produce, Inc.(a)	9,776	589,982
Freshpet, Inc.* (a)	752	6,392
General Mills, Inc.	12,784	792,352

Investments	Shares	Value
Food Products – (continued)
Hain Celestial Group, Inc. (The)* (a)	5,076	$184,614
Hershey Co. (The)	3,572	365,987
Hormel Foods Corp.	6,016	231,616
Ingredion, Inc.	1,504	197,280
J&J Snack Foods Corp.	1,316	160,749
JM Smucker Co. (The)(a)	1,692	222,177
Kellogg Co.	5,264	395,484
Kraft Heinz Co. (The)	14,288	1,270,918
Lancaster Colony Corp.	1,316	171,936
Landec Corp.* (a)	1,128	14,946
McCormick & Co., Inc. (Non-Voting)(a)	2,632	252,330
Mead Johnson Nutrition Co.(a)	3,196	238,965
Mondelez International, Inc., Class A	38,728	1,740,436
Omega Protein Corp.*	4,136	92,233
Pilgrim’s Pride Corp.	4,888	106,754
Pinnacle Foods, Inc.	4,700	241,674
Post Holdings, Inc.* (a)	3,948	300,956
Sanderson Farms, Inc.	4,136	372,157
Seaboard Corp.*	24	81,240
Snyder’s-Lance, Inc.(a)	5,640	200,615
Tootsie Roll Industries, Inc.(a)	1,692	59,981
TreeHouse Foods, Inc.*	2,068	180,909
Tyson Foods, Inc., Class A	10,152	719,269
WhiteWave Foods Co. (The)* (a)	7,708	420,009
		12,403,459
Gas Utilities – 0.2%
Atmos Energy Corp.(a)	1,316	97,897
Chesapeake Utilities Corp.	2,632	168,580
New Jersey Resources Corp.(a)	7,144	242,539
Northwest Natural Gas Co.(a)	188	11,055
ONE Gas, Inc.	3,572	218,892
South Jersey Industries, Inc.(a)	7,332	217,394
Southwest Gas Corp.	3,196	231,582
Spire, Inc.	3,384	212,515
UGI Corp.(a)	3,572	165,348
WGL Holdings, Inc.	3,948	249,000
		1,814,802

See Accompanying Notes to the Financial Statements.

96	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Equipment & Supplies – 1.8%
Abaxis, Inc.(a)	940	$44,876
Abbott Laboratories	29,704	1,165,585
ABIOMED, Inc.*	2,444	256,596
Accuray, Inc.*	564	2,764
Alere, Inc.*	5,264	235,195
Align Technology, Inc.*	3,760	323,059
Analogic Corp.	376	30,776
AngioDynamics, Inc.* (a)	1,316	20,977
Anika Therapeutics, Inc.*	940	41,698
AtriCure, Inc.* (a)	940	17,146
Baxter International, Inc.(a)	9,024	429,452
Becton Dickinson and Co.	4,136	694,476
Boston Scientific Corp.*	27,636	607,992
C.R. Bard, Inc.	1,504	325,887
Cantel Medical Corp.	2,820	200,869
Cardiovascular Systems, Inc.*	752	17,619
Cerus Corp.*	2,820	13,592
CONMED Corp.(a)	4,512	180,480
Cooper Cos., Inc. (The)(a)	752	132,382
Cynosure, Inc., Class A*	1,880	80,182
Danaher Corp.	13,160	1,033,718
DENTSPLY SIRONA, Inc.	4,512	259,756
DexCom, Inc.*	3,760	294,182
Edwards Lifesciences Corp.*	5,264	501,238
Globus Medical, Inc., Class A* (a)	4,888	108,171
Hill-Rom Holdings, Inc.	3,760	208,342
Hologic, Inc.*	6,768	243,716
ICU Medical, Inc.*	940	130,942
IDEXX Laboratories, Inc.*	2,256	241,708
Insulet Corp.* (a)	2,068	76,764
Integer Holdings Corp.* (a)	5,452	120,217
Integra LifeSciences Holdings Corp.* (a)	2,444	194,322
Intuitive Surgical, Inc.*	752	505,404
Masimo Corp.*	4,136	227,480
Medtronic plc	34,592	2,837,236
Merit Medical Systems, Inc.*	3,948	86,659
Natus Medical, Inc.*	2,632	103,569
Neogen Corp.* (a)	2,444	128,774
NuVasive, Inc.* (a)	3,384	202,126
NxStage Medical, Inc.*	3,760	85,502

Investments	Shares	Value
Health Care Equipment & Supplies – (continued)
OraSure Technologies, Inc.*	752	$5,648
Orthofix International NV*	4,512	165,365
Quidel Corp.* (a)	188	3,628
ResMed, Inc.(a)	2,632	157,315
Spectranetics Corp. (The)*	1,880	40,796
St. Jude Medical, Inc.	5,452	424,384
Stryker Corp.	6,204	715,631
SurModics, Inc.*	376	9,362
Teleflex, Inc.	2,068	295,993
Varian Medical Systems, Inc.*	1,504	136,458
Vascular Solutions, Inc.* (a)	1,880	85,728
West Pharmaceutical Services, Inc.	4,136	314,460
Wright Medical Group NV*	2,256	49,429
Zeltiq Aesthetics, Inc.*	188	6,223
Zimmer Biomet Holdings, Inc.	3,572	376,489
		15,198,338
Health Care Providers & Services – 2.5%
Acadia Healthcare Co., Inc.* (a)	3,196	114,928
Aceto Corp.(a)	3,948	72,367
Aetna, Inc.	13,348	1,432,908
Air Methods Corp.* (a)	4,136	109,397
Almost Family, Inc.* (a)	1,692	66,411
Amedisys, Inc.* (a)	4,136	178,923
AmerisourceBergen Corp.	3,760	264,403
AMN Healthcare Services, Inc.* (a)	6,016	197,325
Amsurg Corp.* (a)	5,076	303,291
Anthem, Inc.	9,776	1,191,303
BioTelemetry, Inc.*	188	3,328
Brookdale Senior Living, Inc.* (a)	62,228	897,950
Capital Senior Living Corp.*	940	15,012
Cardinal Health, Inc.	7,144	490,721
Centene Corp.*	8,836	552,073
Chemed Corp.	1,504	212,696
Cigna Corp.	5,828	692,541
Community Health Systems, Inc.* (a)	39,856	210,440
CorVel Corp.*	564	19,486
DaVita, Inc.*	3,196	187,350

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	97

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Providers & Services – 1.8%
Ensign Group, Inc. (The)(a)	6,580	$121,533
Envision Healthcare Holdings, Inc.*	188	3,719
Express Scripts Holding Co.*	24,252	1,634,585
HCA Holdings, Inc.*	9,776	748,157
HealthSouth Corp.	5,452	218,898
Healthways, Inc.* (a)	2,256	55,949
Henry Schein, Inc.* (a)	1,880	280,496
Humana, Inc.	3,196	548,210
Kindred Healthcare, Inc.	28,576	281,474
Laboratory Corp. of America Holdings*	3,008	377,023
LHC Group, Inc.*	2,068	70,870
LifePoint Health, Inc.* (a)	11,844	708,863
Magellan Health, Inc.*	3,384	174,107
McKesson Corp.	8,648	1,099,766
MEDNAX, Inc.* (a)	3,572	218,785
Molina Healthcare, Inc.*	12,220	664,890
Owens & Minor, Inc.(a)	6,016	195,219
Patterson Cos., Inc.(a)	2,632	112,413
PharMerica Corp.* (a)	6,204	147,655
Providence Service Corp. (The)*	2,256	91,289
Quest Diagnostics, Inc.	3,948	321,525
Select Medical Holdings Corp.* (a)	21,056	273,728
Surgical Care Affiliates, Inc.*	2,632	112,623
Team Health Holdings, Inc.* (a)	1,880	80,558
Tenet Healthcare Corp.* (a)	31,020	611,404
Triple-S Management Corp., Class B*	6,768	139,962
U.S. Physical Therapy, Inc.	1,128	64,183
UnitedHealth Group, Inc.	22,372	3,161,835
Universal Health Services, Inc., Class B	1,316	158,854
VCA, Inc.*	4,700	288,862
WellCare Health Plans, Inc.*	3,384	384,118
		20,564,406

Investments	Shares	Value
Health Care Technology – 0.1%
Allscripts Healthcare Solutions, Inc.*	7,144	$85,799
athenahealth, Inc.*	940	97,121
Cerner Corp.*	3,948	231,274
HealthStream, Inc.* (a)	376	10,141
Medidata Solutions, Inc.*	3,196	153,376
Omnicell, Inc.*	3,196	104,269
Vocera Communications, Inc.*	3,760	69,184
		751,164
Hotels, Restaurants & Leisure – 1.8%
Aramark	1,880	69,992
Belmond Ltd., Class A* (a)	1,880	24,346
BJ’s Restaurants, Inc.*	1,880	67,868
Bloomin’ Brands, Inc.(a)	32,524	562,665
Bob Evans Farms, Inc.	1,316	54,246
Boyd Gaming Corp.*	21,996	392,849
Brinker International, Inc.(a)	13,724	675,770
Buffalo Wild Wings, Inc.*	1,316	191,675
Caesars Entertainment Corp.* (a)	4,512	32,035
Carnival Corp.	20,492	1,006,157
Cheesecake Factory, Inc. (The)	3,008	159,996
Chipotle Mexican Grill, Inc.* (a)	376	135,646
Choice Hotels International, Inc.	1,692	81,977
Churchill Downs, Inc.(a)	940	127,840
Cracker Barrel Old Country Store, Inc.(a)	1,504	207,552
Darden Restaurants, Inc.	3,384	219,249
Denny’s Corp.*	10,716	111,125
DineEquity, Inc.(a)	1,128	89,225
Domino’s Pizza, Inc.(a)	2,444	413,623
Dunkin’ Brands Group, Inc.	1,692	81,825
Hilton Worldwide Holdings, Inc.(a)	9,964	225,186
Hyatt Hotels Corp., Class A*	2,632	133,679
ILG, Inc.	28,200	461,916
International Speedway Corp., Class A	1,504	49,482
Isle of Capri Casinos, Inc.*	3,008	63,168
Jack in the Box, Inc.	2,256	211,455

See Accompanying Notes to the Financial Statements.

98	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – (continued)
Las Vegas Sands Corp.	5,076	$293,799
Marcus Corp. (The)	3,572	94,658
Marriott International, Inc., Class A	7,594	521,708
Marriott Vacations Worldwide Corp.(a)	5,076	322,732
McDonald’s Corp.	19,176	2,158,642
MGM Resorts International*	9,400	245,998
Norwegian Cruise Line Holdings Ltd.*	4,136	160,766
Panera Bread Co., Class A* (a)	376	71,726
Papa John’s International, Inc.(a)	3,008	226,954
Penn National Gaming, Inc.*	12,972	167,728
Pinnacle Entertainment, Inc.* (a)	13,536	160,402
Popeyes Louisiana Kitchen, Inc.* (a)	1,692	90,319
Red Robin Gourmet Burgers, Inc.*	752	34,592
Red Rock Resorts, Inc., Class A	4,324	94,696
Royal Caribbean Cruises Ltd.	4,700	361,289
Ruth’s Hospitality Group, Inc.	2,632	41,717
Scientific Games Corp., Class A*	9,776	121,222
Six Flags Entertainment Corp.	2,820	156,933
Sonic Corp.(a)	4,512	103,370
Starbucks Corp.	33,464	1,775,934
Texas Roadhouse, Inc.	4,700	190,444
Vail Resorts, Inc.(a)	2,068	329,722
Wendy’s Co. (The)(a)	17,296	187,489
Wyndham Worldwide Corp.	1,880	123,779
Wynn Resorts Ltd.	1,504	142,203
Yum! Brands, Inc.	8,648	746,149
		14,775,518
Household Durables – 0.8%
Beazer Homes USA, Inc.*	27,072	276,947
CalAtlantic Group, Inc.(a)	3,008	97,219
Cavco Industries, Inc.* (a)	564	52,114
Dr. Horton, Inc.	9,588	276,422

Investments	Shares	Value
Household Durables – (continued)
Ethan Allen Interiors, Inc.	564	$17,315
Garmin Ltd.	752	36,367
Harman International Industries, Inc.	2,632	209,797
Helen of Troy Ltd.*	2,444	199,186
Hovnanian Enterprises, Inc., Class A* (a)	188	293
iRobot Corp.* (a)	1,316	66,721
KB Home(a)	35,532	516,635
La-Z-Boy, Inc.(a)	4,136	96,782
Leggett & Platt, Inc.	2,256	103,505
Lennar Corp., Class A	4,324	180,268
LGI Homes, Inc.* (a)	4,512	134,277
Libbey, Inc.	376	6,020
M/I Homes, Inc.*	2,632	56,614
MDC Holdings, Inc.	6,580	156,012
Meritage Homes Corp.* (a)	9,212	285,111
Mohawk Industries, Inc.*	1,880	346,484
NACCO Industries, Inc., Class A	376	27,504
Newell Brands, Inc.	8,836	424,305
NVR, Inc.*	188	286,324
PulteGroup, Inc.	15,228	283,241
Taylor Morrison Home Corp., Class A* (a)	15,228	259,790
Tempur Sealy International, Inc.* (a)	3,572	193,138
Toll Brothers, Inc.*	8,836	242,460
TRI Pointe Group, Inc.* (a)	28,576	309,478
Tupperware Brands Corp.	14,664	872,801
Universal Electronics, Inc.*	2,632	184,635
Whirlpool Corp.	3,948	591,489
William Lyon Homes, Class A* (a)	9,212	164,526
ZAGG, Inc.*	6,768	43,992
		6,997,772
Household Products – 1.2%
Central Garden & Pet Co., Class A* (a)	9,024	210,620
Church & Dwight Co., Inc.	6,392	308,478
Clorox Co. (The)	3,008	361,020
Colgate-Palmolive Co.	20,868	1,489,140

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	99

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Household Products – (continued)
HRG Group, Inc.*	41,924	$630,537
Kimberly-Clark Corp.	8,272	946,400
Procter & Gamble Co. (The)	59,448	5,160,086
Spectrum Brands Holdings, Inc.(a)	2,068	279,676
WD-40 Co.(a)	1,316	140,319
		9,526,276
Independent Power and Renewable Electricity Producers – 0.3%
AES Corp.	30,268	356,254
Calpine Corp.*	23,124	275,176
Dynegy, Inc.* (a)	33,464	356,392
NRG Energy, Inc.(a)	3,760	39,969
NRG Yield, Inc., Class A	564	8,308
NRG Yield, Inc., Class C	28,576	440,070
Ormat Technologies, Inc.(a)	2,820	136,009
Talen Energy Corp.* (a)	37,412	521,149
TerraForm Power, Inc., Class A* (a)	30,268	375,626
Vivint Solar, Inc.* (a)	5,264	16,318
		2,525,271
Industrial Conglomerates – 1.3%
3M Co.	14,664	2,423,959
Carlisle Cos., Inc.	1,504	157,695
General Electric Co.	211,500	6,154,650
Honeywell International, Inc.	18,424	2,020,744
Roper Technologies, Inc.(a)	2,444	423,570
		11,180,618
Insurance – 4.3%
Aflac, Inc.(a)	14,852	1,022,857
Alleghany Corp.*	376	194,095
Allied World Assurance Co. Holdings AG	26,696	1,147,394
Allstate Corp. (The)	14,288	970,155
Ambac Financial Group, Inc.* (a)	20,868	385,015
American Equity Investment Life Holding Co.	26,884	482,030
American Financial Group, Inc.	1,316	98,042

Investments	Shares	Value
Insurance – (continued)
American International Group, Inc.	46,812	$2,888,300
American National Insurance Co.	2,820	330,391
AMERISAFE, Inc.(a)	1,692	94,075
AmTrust Financial Services, Inc.	7,896	208,375
Aon plc	6,956	770,933
Arch Capital Group Ltd.*	4,700	366,459
Argo Group International Holdings Ltd.	9,400	522,640
Arthur J Gallagher & Co.	6,768	326,421
Aspen Insurance Holdings Ltd.	17,860	861,745
Assurant, Inc.	2,444	196,791
Assured Guaranty Ltd.	8,084	241,631
Axis Capital Holdings Ltd.	3,572	203,497
Brown & Brown, Inc.(a)	3,572	131,664
Chubb Ltd.	18,988	2,411,476
Cincinnati Financial Corp.(a)	4,700	332,666
CNO Financial Group, Inc.	51,888	782,471
Employers Holdings, Inc.(a)	2,632	82,513
Endurance Specialty Holdings Ltd.	4,700	432,165
Enstar Group Ltd.* (a)	3,384	570,542
Erie Indemnity Co., Class A	188	19,249
Everest Re Group Ltd.	940	191,309
FBL Financial Group, Inc., Class A	2,820	178,506
Fidelity & Guaranty Life(a)	5,076	112,180
First American Financial Corp.	8,272	323,104
FNF Group	6,956	249,790
Genworth Financial, Inc., Class A* (a)	137,804	570,509
Greenlight Capital Re Ltd., Class A* (a)	6,768	134,683
Hanover Insurance Group, Inc. (The)	11,468	873,747
Hartford Financial Services Group, Inc. (The)	11,844	522,439
HCI Group, Inc.	940	25,483
Heritage Insurance Holdings, Inc.(a)	5,640	66,496
Horace Mann Educators Corp.	10,340	371,723

See Accompanying Notes to the Financial Statements.

100	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
Infinity Property & Casualty Corp.(a)	2,256	$184,879
Kemper Corp.(a)	13,160	494,158
Lincoln National Corp.	13,160	646,024
Loews Corp.	14,476	622,902
Maiden Holdings Ltd.(a)	11,844	161,671
Markel Corp.*	376	329,914
Marsh & McLennan Cos., Inc.	12,408	786,543
MBIA, Inc.*	188	1,448
Mercury General Corp.(a)	7,708	419,855
MetLife, Inc.	45,120	2,118,835
National General Holdings Corp.(a)	13,536	278,165
National Western Life Group, Inc., Class A	376	80,990
Navigators Group, Inc. (The)(a)	2,820	262,824
Old Republic International Corp.	16,356	275,762
Primerica, Inc.(a)	12,408	678,718
Principal Financial Group, Inc.	10,152	554,299
ProAssurance Corp.	4,136	220,449
Progressive Corp. (The)	18,612	586,464
Prudential Financial, Inc.	18,048	1,530,290
Reinsurance Group of America, Inc.	1,128	121,666
RenaissanceRe Holdings Ltd.(a)	1,692	210,299
RLI Corp.	3,008	167,666
Safety Insurance Group, Inc.(a)	2,256	152,731
Selective Insurance Group, Inc.	13,348	493,209
Stewart Information Services Corp.(a)	3,008	135,210
Torchmark Corp.	4,136	262,264
Travelers Cos., Inc. (The)	12,408	1,342,297
United Fire Group, Inc.(a)	4,512	178,314
Universal Insurance Holdings, Inc.	6,016	128,141
Unum Group	8,084	286,174
Validus Holdings Ltd.	24,064	1,229,670

Investments	Shares	Value
Insurance – (continued)
W.R. Berkley Corp.	2,632	$150,287
White Mountains Insurance Group Ltd.(a)	188	155,987
Willis Towers Watson plc	1,880	236,692
XL Group Ltd.(a)	14,288	495,794
		35,674,152
Internet & Direct Marketing Retail – 1.4%
Amazon.com, Inc.*	9,400	7,424,308
Etsy, Inc.*	2,820	36,604
Expedia, Inc.	2,444	315,838
HSN, Inc.	940	35,438
Liberty Interactive Corp. QVC Group, Class A*	8,460	156,425
Liberty TripAdvisor Holdings, Inc., Class A*	15,040	333,888
Netflix, Inc.* (a)	9,024	1,126,827
Nutrisystem, Inc.(a)	3,384	107,273
Overstock.com, Inc.*	1,316	19,279
PetMed Express, Inc.	752	14,942
Priceline Group, Inc. (The)*	1,128	1,662,932
Shutterfly, Inc.*	1,504	73,696
TripAdvisor, Inc.*	1,692	109,100
Wayfair, Inc., Class A* (a)	2,068	68,927
		11,485,477
Internet Software & Services – 2.8%
Akamai Technologies, Inc.* (a)	3,008	208,966
Alphabet, Inc., Class A*	4,700	3,806,530
Alphabet, Inc., Class C*	9,212	7,227,182
Apigee Corp.*	376	6,524
Blucora, Inc.*	12,596	167,527
Cimpress NV*	2,256	187,812
comScore, Inc.*	2,444	70,363
Cornerstone OnDemand, Inc.*	1,692	69,880
CoStar Group, Inc.*	1,504	281,428
EarthLink Holdings Corp.(a)	23,312	133,345
eBay, Inc.*	24,440	696,784
Envestnet, Inc.* (a)	1,692	59,812
Facebook, Inc., Class A*	53,580	7,018,444
GrubHub, Inc.*	1,128	42,988

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	101

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Internet Software & Services – (continued)
IAC/InterActiveCorp	940	$60,574
inContact, Inc.*	3,948	54,917
Intralinks Holdings, Inc.*	4,700	43,099
j2 Global, Inc.(a)	3,384	240,772
LinkedIn Corp., Class A*	1,692	320,803
LogMeIn, Inc.(a)	1,692	160,740
MercadoLibre, Inc.	376	63,172
NIC, Inc.	2,068	47,461
Pandora Media, Inc.*	1,504	17,040
SPS Commerce, Inc.* (a)	564	35,182
Stamps.com, Inc.* (a)	1,128	110,036
Twitter, Inc.* (a)	13,536	242,971
VeriSign, Inc.* (a)	2,632	221,141
Web.com Group, Inc.* (a)	8,272	133,179
WebMD Health Corp.* (a)	3,572	175,492
XO Group, Inc.*	2,068	38,051
Yahoo!, Inc.*	17,484	726,460
Yelp, Inc.*	376	12,280
Zillow Group, Inc., Class A* (a)	5,828	192,499
Zillow Group, Inc., Class C* (a)	2,444	81,532
		22,954,986
IT Services – 3.4%
Accenture plc, Class A	13,724	1,595,278
Acxiom Corp.*	2,256	53,151
Alliance Data Systems Corp.(a)	2,632	538,165
Automatic Data Processing, Inc.	11,844	1,031,139
Blackhawk Network Holdings, Inc.*	15,792	544,034
Booz Allen Hamilton Holding Corp.	8,084	246,319
Broadridge Financial Solutions, Inc.	2,632	170,185
CACI International, Inc., Class A*	5,640	551,874
Cardtronics plc, Class A* (a)	9,588	479,400
Cass Information Systems, Inc.(a)	376	20,251

Investments	Shares	Value
IT Services – (continued)
Cognizant Technology Solutions Corp., Class A*	13,536	$695,074
Computer Sciences Corp.	2,256	122,839
Convergys Corp.	28,012	817,950
CoreLogic, Inc.*	5,640	240,038
CSG Systems International, Inc.(a)	4,888	185,891
DST Systems, Inc.	2,068	198,859
EPAM Systems, Inc.* (a)	1,880	121,016
Euronet Worldwide, Inc.*	3,384	269,197
ExlService Holdings, Inc.*	1,128	49,666
Fidelity National Information Services, Inc.	6,392	472,497
First Data Corp., Class A*	59,596	833,748
Fiserv, Inc.*	6,392	629,484
FleetCor Technologies, Inc.*	1,692	296,608
Forrester Research, Inc.	376	14,006
Gartner, Inc.* (a)	1,880	161,755
Genpact Ltd.*	6,204	142,630
Global Payments, Inc.	4,136	299,943
International Business Machines Corp.	36,096	5,547,594
Jack Henry & Associates, Inc.	1,692	137,086
Leidos Holdings, Inc.	4,700	195,379
Lionbridge Technologies, Inc.*	8,084	39,046
ManTech International Corp., Class A(a)	4,136	160,601
Mastercard, Inc., Class A	21,996	2,354,012
MAXIMUS, Inc.(a)	3,948	205,533
Net 1 UEPS Technologies, Inc.*	9,400	96,538
NeuStar, Inc., Class A* (a)	12,032	270,118
Paychex, Inc.	8,272	456,614
PayPal Holdings, Inc.*	24,064	1,002,506
Perficient, Inc.*	5,828	108,459
Science Applications International Corp.(a)	3,196	220,236
ServiceSource International, Inc.* (a)	11,656	55,366
Sykes Enterprises, Inc.*	9,400	251,356
Syntel, Inc.(a)	2,068	41,567
TeleTech Holdings, Inc.(a)	3,948	110,939
Teradata Corp.* (a)	35,156	947,806

See Accompanying Notes to the Financial Statements.

102	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
IT Services – (continued)
Total System Services, Inc.	4,700	$234,436
Travelport Worldwide Ltd.	39,480	557,458
Vantiv, Inc., Class A*	2,820	164,575
Virtusa Corp.* (a)	1,316	24,925
Visa, Inc., Class A	45,120	3,722,851
Western Union Co. (The)(a)	16,168	324,492
WEX, Inc.* (a)	1,504	164,086
Xerox Corp.	26,132	255,310
		28,429,886
Leisure Products – 0.2%
Brunswick Corp.	4,888	212,628
Callaway Golf Co.	5,264	53,745
Hasbro, Inc.(a)	2,820	235,216
Mattel, Inc.(a)	7,896	248,961
Nautilus, Inc.* (a)	376	6,618
Polaris Industries, Inc.(a)	1,880	144,027
Smith & Wesson Holding Corp.* (a)	8,084	213,660
Sturm Ruger & Co., Inc.	3,196	196,554
		1,311,409
Life Sciences Tools & Services – 0.4%
Agilent Technologies, Inc.	5,452	237,544
Bio-Rad Laboratories, Inc., Class A*	188	29,719
Bio-Techne Corp.	2,068	215,051
Bruker Corp.	4,700	96,303
Cambrex Corp.*	3,760	151,528
Charles River Laboratories International, Inc.*	2,820	213,982
Illumina, Inc.*	2,256	307,132
Mettler-Toledo International, Inc.* (a)	752	303,868
NeoGenomics, Inc.*	3,948	31,821
PAREXEL International Corp.*	3,572	208,105
PerkinElmer, Inc.	1,880	95,673
Quintiles IMS Holdings, Inc.*	1,128	80,923
Thermo Fisher Scientific, Inc.	8,648	1,271,515
VWR Corp.*	2,632	72,406
Waters Corp.*	1,504	209,266
		3,524,836

Investments	Shares	Value
Machinery – 2.4%
Actuant Corp., Class A(a)	940	$20,962
AGCO Corp.	2,820	144,046
Alamo Group, Inc.(a)	752	48,820
Albany International Corp., Class A	3,384	137,898
Altra Industrial Motion Corp.(a)	1,128	33,276
American Railcar Industries, Inc.(a)	1,692	62,232
Astec Industries, Inc.(a)	1,504	83,261
Barnes Group, Inc.	11,280	449,395
Briggs & Stratton Corp.(a)	2,820	52,508
Caterpillar, Inc.(a)	23,312	1,945,620
Chart Industries, Inc.* (a)	6,580	182,529
CIRCOR International, Inc.(a)	2,068	111,217
CLARCOR, Inc.	752	46,782
Colfax Corp.*	10,904	346,638
Columbus McKinnon Corp.	752	14,657
Crane Co.	12,408	843,868
Cummins, Inc.	7,332	937,176
Deere & Co.	9,212	813,420
Douglas Dynamics, Inc.(a)	1,880	60,348
Dover Corp.	4,888	326,958
Energy Recovery, Inc.*	4,324	52,796
EnPro Industries, Inc.(a)	940	50,873
ESCO Technologies, Inc.	564	25,126
Federal Signal Corp.	4,324	53,099
Flowserve Corp.(a)	564	23,885
Fortive Corp.	6,171	315,030
Franklin Electric Co., Inc.	1,316	47,968
Global Brass & Copper Holdings, Inc.	5,264	151,077
Gorman-Rupp Co. (The)	940	22,579
Graco, Inc.(a)	752	56,325
Greenbrier Cos., Inc. (The)(a)	7,332	230,958
Hillenbrand, Inc.(a)	13,536	410,818
IDEX Corp.	1,316	113,755
Illinois Tool Works, Inc.	9,024	1,024,856
Ingersoll-Rand plc	5,264	354,215
ITT, Inc.	5,828	205,262
John Bean Technologies Corp.(a)	3,196	255,201
Joy Global, Inc.	7,896	219,746

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	103

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Machinery – (continued)
Kadant, Inc.	2,820	$145,653
Lincoln Electric Holdings, Inc.(a)	1,316	86,632
Lindsay Corp.(a)	188	14,720
Lydall, Inc.*	3,572	166,991
Manitowoc Co., Inc. (The)	6,768	27,343
Meritor, Inc.* (a)	18,612	191,331
Middleby Corp. (The)* (a)	2,820	316,150
Mueller Industries, Inc.	4,888	148,058
Mueller Water Products, Inc., Class A	11,468	141,286
Navistar International Corp.*	21,808	486,318
NN, Inc.(a)	7,708	136,046
Nordson Corp.	752	75,298
Oshkosh Corp.	4,136	221,276
PACCAR, Inc.	14,100	774,372
Parker-Hannifin Corp.	4,512	553,848
Pentair plc	3,572	196,924
Proto Labs, Inc.*	376	16,807
RBC Bearings, Inc.* (a)	1,504	107,310
Rexnord Corp.*	34,028	676,817
Snap-on, Inc.	1,316	202,796
SPX Corp.*	22,936	436,013
SPX FLOW, Inc.*	13,160	330,184
Standex International Corp.	1,692	129,269
Stanley Black & Decker, Inc.	4,324	492,244
Sun Hydraulics Corp.(a)	752	22,131
Tennant Co.(a)	940	59,173
Terex Corp.	9,024	215,493
Timken Co. (The)	16,356	540,566
Titan International, Inc.	6,016	61,303
Toro Co. (The)	6,768	324,052
TriMas Corp.* (a)	8,460	151,857
Trinity Industries, Inc.(a)	47,564	1,015,491
Wabash National Corp.* (a)	15,228	171,315
WABCO Holdings, Inc.*	1,316	129,573
Wabtec Corp.(a)	1,504	116,274
Watts Water Technologies, Inc., Class A	1,880	112,800
Woodward, Inc.	3,760	221,765
Xylem, Inc.	2,820	136,291
		19,626,950

Investments	Shares	Value
Marine – 0.0%(d)
Kirby Corp.* (a)	376	$22,165
Matson, Inc.	3,572	142,666
		164,831
Media – 2.4%
AMC Entertainment Holdings, Inc., Class A	376	11,825
AMC Networks, Inc., Class A*	564	27,597
Carmike Cinemas, Inc.*	3,196	104,350
CBS Corp. (Non-Voting), Class B	11,092	628,029
Charter Communications, Inc., Class A*	9,212	2,301,987
Cinemark Holdings, Inc.	4,324	172,095
Comcast Corp., Class A	58,844	3,637,736
Discovery Communications, Inc., Class A* (a)	376	9,817
Discovery Communications, Inc., Class C*	15,416	387,096
DISH Network Corp., Class A*	5,452	319,269
Entravision Communications Corp., Class A	12,596	84,393
EW Scripps Co. (The), Class A* (a)	8,084	107,194
Gannett Co., Inc.	20,868	162,144
Gray Television, Inc.*	26,696	237,595
Interpublic Group of Cos., Inc. (The)(a)	8,272	185,210
John Wiley & Sons, Inc., Class A	4,324	223,119
Liberty Media Corp-Liberty Braves, Class C*	376	6,268
Liberty Media Corp-Liberty Media, Class C* (a)	376	10,306
Liberty Media Corp-Liberty SiriusXM, Class A*	2,068	68,802
Liberty Media Corp-Liberty SiriusXM, Class C*	4,700	155,993
Lions Gate Entertainment Corp.(a)	3,948	80,381
Live Nation Entertainment, Inc.*	9,024	249,694

See Accompanying Notes to the Financial Statements.

104	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Media – (continued)
Media General, Inc.* (a)	21,244	$357,961
Meredith Corp.(a)	7,144	323,980
MSG Networks, Inc., Class A*	12,784	244,174
National CineMedia, Inc.(a)	376	5,215
New York Times Co. (The), Class A(a)	11,092	120,903
Nexstar Broadcasting Group, Inc., Class A(a)	2,068	100,918
Omnicom Group, Inc.(a)	3,948	315,129
Regal Entertainment Group, Class A(a)	20,304	436,739
Scholastic Corp.(a)	3,572	136,629
Scripps Networks Interactive, Inc., Class A(a)	4,888	314,592
Sinclair Broadcast Group, Inc., Class A(a)	14,664	368,067
Sirius XM Holdings, Inc.* (a)	49,256	205,398
Starz, Class A*	6,392	201,092
TEGNA, Inc.(a)	5,452	106,968
Time Warner, Inc.	17,860	1,589,361
Time, Inc.	28,200	366,600
Tribune Media Co., Class A(a)	4,136	134,834
tronc, Inc.(a)	6,768	81,419
Twenty-First Century Fox, Inc., Class A	41,924	1,101,344
Viacom, Inc., Class A(a)	15,792	668,002
Walt Disney Co. (The)	34,780	3,223,758
World Wrestling Entertainment, Inc., Class A	3,196	56,505
		19,630,488
Metals & Mining – 0.7%
AK Steel Holding Corp.* (a)	68,244	354,869
Alcoa, Inc.	5,264	151,182
Allegheny Technologies, Inc.(a)	13,160	179,502
Carpenter Technology Corp.	6,580	207,994
Century Aluminum Co.*	16,544	120,937
Cliffs Natural Resources, Inc.* (a)	50,196	277,082
Coeur Mining, Inc.* (a)	17,108	191,267

Investments	Shares	Value
Metals & Mining – (continued)
Commercial Metals Co.	21,996	$345,557
Compass Minerals International, Inc.(a)	376	27,016
Freeport-McMoRan, Inc.*	25,944	290,054
Hecla Mining Co.	38,916	233,107
Kaiser Aluminum Corp.	2,444	177,165
Materion Corp.	1,128	34,178
McEwen Mining, Inc.(a)	15,040	48,880
Newmont Mining Corp.	17,296	640,644
Nucor Corp.	3,948	192,860
Reliance Steel & Aluminum Co.	376	25,861
Schnitzer Steel Industries, Inc., Class A(a)	9,212	222,470
Steel Dynamics, Inc.	2,632	72,275
Stillwater Mining Co.*	16,732	222,870
SunCoke Energy, Inc.	30,268	309,036
TimkenSteel Corp.* (a)	23,876	244,729
United States Steel Corp.	50,008	967,155
Worthington Industries, Inc.	13,724	645,028
		6,181,718
Mortgage Real Estate Investment Trusts (REITs) – 0.9%
AG Mortgage Investment Trust, Inc.(a)	13,160	204,375
AGNC Investment Corp.	4,136	82,968
Annaly Capital Management, Inc.	29,133	301,818
Anworth Mortgage Asset Corp.(a)	7,332	36,000
Apollo Commercial Real Estate Finance, Inc.(a)	10,176	172,178
ARMOUR Residential REIT, Inc.	2,632	59,667
Blackstone Mortgage Trust, Inc., Class A(a)	22,748	686,990
Capstead Mortgage Corp.(a)	13,724	130,515
Chimera Investment Corp.	43,240	677,571
Colony Capital, Inc., Class A(a)	38,164	725,498
CYS Investments, Inc.	25,568	220,396
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	1,504	34,382

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	105

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Mortgage Real Estate Investment Trusts (REITs) – (continued)
Invesco Mortgage Capital, Inc.(a)	22,372	$334,014
Ladder Capital Corp.	18,800	238,384
MFA Financial, Inc.(a)	90,804	663,777
MTGE Investment Corp.	1,692	28,849
New Residential Investment Corp.	72,568	1,013,049
New York Mortgage Trust, Inc.(a)	40,796	241,104
Orchid Island Capital, Inc.(a)	4,136	43,552
PennyMac Mortgage Investment Trust(a)	15,604	237,493
Redwood Trust, Inc.(a)	15,040	211,462
Resource Capital Corp.	6,580	81,526
Starwood Property Trust, Inc.	1,880	41,811
Two Harbors Investment Corp.(a)	92,308	768,926
		7,236,305
Multiline Retail – 0.6%
Big Lots, Inc.(a)	10,716	465,074
Dillard’s, Inc., Class A	6,768	414,878
Dollar General Corp.(a)	7,332	506,568
Dollar Tree, Inc.* (a)	5,264	397,695
Fred’s, Inc., Class A	1,692	15,448
J.C. Penney Co., Inc.* (a)	22,560	193,791
Kohl’s Corp.(a)	10,716	468,825
Macy’s, Inc.	12,032	439,048
Nordstrom, Inc.(a)	6,204	322,608
Sears Holdings Corp.* (a)	15,604	173,361
Target Corp.	21,432	1,473,021
Tuesday Morning Corp.* (a)	2,820	13,959
		4,884,276
Multi-Utilities – 0.9%
Ameren Corp.	8,460	422,577
Avista Corp.(a)	5,264	217,930
Black Hills Corp.(a)	3,760	232,556
CenterPoint Energy, Inc.	9,776	222,893
CMS Energy Corp.	5,828	245,650
Consolidated Edison, Inc.	11,280	852,204
Dominion Resources, Inc.(a)	11,844	890,669
DTE Energy Co.	6,580	631,746

Investments	Shares	Value
Multi-Utilities – (continued)
NiSource, Inc.(a)	5,828	$135,559
NorthWestern Corp.(a)	11,844	681,622
Public Service Enterprise Group, Inc.	22,560	949,325
SCANA Corp.	3,760	275,833
Sempra Energy	5,452	583,909
Unitil Corp.	2,256	91,526
Vectren Corp.	6,016	302,665
WEC Energy Group, Inc.	9,965	595,110
		7,331,774
Oil, Gas & Consumable Fuels – 4.4%
Alon USA Energy, Inc.	14,664	118,192
Anadarko Petroleum Corp.	11,280	670,483
Apache Corp.	12,220	726,845
Bill Barrett Corp.* (a)	16,920	87,815
Cabot Oil & Gas Corp.	6,204	129,539
Callon Petroleum Co.* (a)	14,476	188,043
Carrizo Oil & Gas, Inc.* (a)	4,136	139,921
Cheniere Energy, Inc.* (a)	6,956	262,241
Chesapeake Energy Corp.* (a)	35,720	196,817
Chevron Corp.	44,744	4,686,934
Cimarex Energy Co.	1,128	145,659
Clean Energy Fuels Corp.*	28,388	116,675
Cobalt International Energy, Inc.* (a)	4,888	4,615
Concho Resources, Inc.*	1,692	214,782
ConocoPhillips Co.	31,020	1,347,819
CONSOL Energy, Inc.	13,536	229,435
Continental Resources, Inc.* (a)	4,324	211,487
CVR Energy, Inc.	564	7,479
Denbury Resources, Inc.*	147,392	352,267
Devon Energy Corp.	14,288	541,372
Diamondback Energy, Inc.* (a)	2,820	257,438
Eclipse Resources Corp.*	188	515
Energen Corp.(a)	752	37,698
EOG Resources, Inc.	14,852	1,342,918
EP Energy Corp., Class A* (a)	26,696	95,038
EQT Corp.	1,692	111,672
EXCO Resources, Inc.* (a)	50,008	54,009

See Accompanying Notes to the Financial Statements.

106	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Exxon Mobil Corp.	97,572	$8,129,699
Green Plains, Inc.	3,384	87,984
Gulfport Energy Corp.*	7,708	185,840
Hess Corp.	4,324	207,422
HollyFrontier Corp.(a)	6,580	164,171
Kinder Morgan, Inc.	49,632	1,013,982
Kosmos Energy Ltd.* (a)	3,760	19,590
Marathon Oil Corp.	23,688	312,208
Marathon Petroleum Corp.	22,184	967,000
Matador Resources Co.* (a)	4,512	98,407
Murphy Oil Corp.(a)	5,828	150,770
Newfield Exploration Co.* (a)	5,076	206,035
Noble Energy, Inc.	5,640	194,411
Northern Oil and Gas, Inc.* (a)	6,016	12,634
Oasis Petroleum, Inc.* (a)	21,432	224,822
Occidental Petroleum Corp.	19,364	1,411,829
ONEOK, Inc.(a)	2,256	109,258
Parsley Energy, Inc., Class A*	1,128	37,111
PBF Energy, Inc., Class A(a)	27,072	590,169
PDC Energy, Inc.*	1,692	103,770
Phillips 66	16,920	1,373,058
Pioneer Natural Resources Co.	4,700	841,394
QEP Resources, Inc.	12,972	208,460
Range Resources Corp.	2,632	88,935
Renewable Energy Group, Inc.* (a)	1,128	9,870
REX American Resources Corp.*	1,128	89,101
Rice Energy, Inc.*	32,900	726,761
RSP Permian, Inc.*	1,692	61,081
Sanchez Energy Corp.*	17,484	111,373
SemGroup Corp., Class A(a)	564	18,189
SM Energy Co.	940	31,612
Southwestern Energy Co.*	25,192	261,745
Spectra Energy Corp.	15,416	644,543
Synergy Resources Corp.* (a)	52,264	357,486
Targa Resources Corp.(a)	6,956	305,368
Tesoro Corp.	3,384	287,538
Valero Energy Corp.	18,236	1,080,301
Western Refining, Inc.(a)	21,808	629,161
Whiting Petroleum Corp.* (a)	69,936	576,273

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
Williams Cos., Inc. (The)	16,732	$488,574
World Fuel Services Corp.(a)	19,552	786,968
WPX Energy, Inc.*	112,424	1,220,925
		36,703,536
Paper & Forest Products – 0.3%
Boise Cascade Co.*	8,836	170,093
Clearwater Paper Corp.* (a)	2,256	119,793
Domtar Corp.(a)	21,056	756,963
KapStone Paper and Packaging Corp.(a)	24,440	443,342
Louisiana-Pacific Corp.*	11,280	206,988
Mercer International, Inc.	15,604	123,272
Neenah Paper, Inc.(a)	2,632	210,297
PH Glatfelter Co.	7,896	175,449
Resolute Forest Products, Inc.* (a)	36,660	174,135
Schweitzer-Mauduit International, Inc.	4,512	166,538
		2,546,870
Personal Products – 0.3%
Coty, Inc., Class A	10,189	234,245
Edgewell Personal Care Co.* (a)	3,008	226,803
Estee Lauder Cos., Inc. (The), Class A	4,888	425,892
Herbalife Ltd.*	2,068	125,486
Inter Parfums, Inc.(a)	2,068	67,417
Medifast, Inc.(a)	1,128	46,316
Nu Skin Enterprises, Inc., Class A	12,596	776,543
Revlon, Inc., Class A* (a)	2,256	76,704
USANA Health Sciences, Inc.*	752	96,632
		2,076,038
Pharmaceuticals – 3.0%
Akorn, Inc.* (a)	24,628	589,841
Allergan plc*	9,212	1,924,755
Bristol-Myers Squibb Co.	39,668	2,019,498
Depomed, Inc.* (a)	4,888	109,296
Eli Lilly & Co.	22,184	1,638,067
Endo International plc*	9,776	183,300

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	107

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Pharmaceuticals – (continued)
Horizon Pharma plc* (a)	39,856	$666,392
Impax Laboratories, Inc.*	4,512	90,691
Jazz Pharmaceuticals plc*	1,128	123,482
Johnson & Johnson	63,356	7,348,662
Lannett Co., Inc.* (a)	6,392	139,985
Mallinckrodt plc*	3,384	200,536
Medicines Co. (The)* (a)	3,008	99,114
Merck & Co., Inc.	61,664	3,620,910
Mylan NV*	14,476	528,374
Nektar Therapeutics*	5,640	69,936
Pacira Pharmaceuticals, Inc.* (a)	1,128	35,870
Perrigo Co. plc	5,264	437,912
Pfizer, Inc.	137,804	4,369,765
Prestige Brands Holdings, Inc.* (a)	3,760	170,253
SciClone Pharmaceuticals, Inc.* (a)	4,324	38,700
Supernus Pharmaceuticals, Inc.* (a)	376	7,445
TherapeuticsMD, Inc.* (a)	2,256	12,949
Zoetis, Inc.	10,528	503,238
		24,928,971
Professional Services – 0.5%
Acacia Research Corp.	14,100	82,485
CBIZ, Inc.*	8,836	97,638
CEB, Inc.	1,880	91,462
Dun & Bradstreet Corp. (The)(a)	752	93,887
Equifax, Inc.	2,632	326,289
Exponent, Inc.(a)	2,256	129,156
FTI Consulting, Inc.* (a)	11,656	454,118
GP Strategies Corp.*	940	24,299
Heidrick & Struggles International, Inc.	1,316	24,346
Huron Consulting Group, Inc.*	3,572	200,211
ICF International, Inc.*	3,760	174,464
IHS Markit Ltd.* (a)	2,671	98,266
Insperity, Inc.(a)	1,880	141,376
Kelly Services, Inc., Class A(a)	2,444	45,776

Investments	Shares	Value
Professional Services – (continued)
Kforce, Inc.(a)	2,820	$48,927
Korn/Ferry International(a)	9,776	199,333
ManpowerGroup, Inc.	1,128	86,630
Mistras Group, Inc.*	188	3,937
Navigant Consulting, Inc.*	15,980	373,932
Nielsen Holdings plc(a)	5,452	245,449
On Assignment, Inc.*	15,040	517,526
Resources Connection, Inc.(a)	2,632	39,085
Robert Half International, Inc.(a)	2,068	77,384
RPX Corp.*	8,272	80,735
TriNet Group, Inc.*	1,880	35,288
TrueBlue, Inc.*	13,912	243,460
Verisk Analytics, Inc.*	3,760	306,628
WageWorks, Inc.* (a)	1,504	88,661
		4,330,748
Real Estate Management & Development – 0.1%
Altisource Portfolio Solutions SA* (a)	1,504	38,728
CBRE Group, Inc., Class A*	4,888	125,915
HFF, Inc., Class A	2,632	70,090
Howard Hughes Corp. (The)*	752	82,592
Jones Lang LaSalle, Inc.	752	72,831
Kennedy-Wilson Holdings, Inc.	2,444	50,346
Realogy Holdings Corp.	6,768	154,920
St. Joe Co. (The)*	6,204	109,811
		705,233
Road & Rail – 0.9%
AMERCO	564	181,828
ArcBest Corp.	8,648	172,095
Avis Budget Group, Inc.* (a)	29,328	949,054
Celadon Group, Inc.(a)	18,424	119,756
CSX Corp.	35,156	1,072,609
Genesee & Wyoming, Inc., Class A*	376	25,545
Heartland Express, Inc.	2,632	48,429
J.B. Hunt Transport Services, Inc.	1,316	107,399
Kansas City Southern	564	49,497
Knight Transportation, Inc.(a)	5,264	153,972
Landstar System, Inc.(a)	2,444	173,891

See Accompanying Notes to the Financial Statements.

108	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Road & Rail – (continued)
Marten Transport Ltd.(a)	3,948	$80,934
Norfolk Southern Corp.	10,716	996,588
Old Dominion Freight Line, Inc.* (a)	3,008	224,637
Roadrunner Transportation Systems, Inc.*	14,476	110,018
Ryder System, Inc.	3,008	208,725
Saia, Inc.* (a)	7,520	268,088
Swift Transportation Co.* (a)	34,968	782,584
Union Pacific Corp.	18,800	1,657,784
Werner Enterprises, Inc.(a)	940	22,607
		7,406,040
Semiconductors & Semiconductor Equipment – 3.2%
Advanced Energy Industries, Inc.*	4,700	224,190
Advanced Micro Devices, Inc.*	176,720	1,277,686
Amkor Technology, Inc.*	24,064	223,073
Analog Devices, Inc.	5,828	373,575
Applied Materials, Inc.	30,456	885,660
Applied Micro Circuits Corp.*	5,452	40,345
Broadcom Ltd.	8,272	1,408,556
Brooks Automation, Inc.	3,948	51,442
Cabot Microelectronics Corp.	1,692	93,500
Cavium, Inc.*	4,180	235,961
CEVA, Inc.* (a)	188	5,649
Cirrus Logic, Inc.*	16,168	872,749
Cypress Semiconductor Corp.(a)	20,868	208,054
Diodes, Inc.* (a)	752	15,574
Entegris, Inc.*	13,348	212,233
Exar Corp.* (a)	376	3,392
First Solar, Inc.* (a)	2,256	91,345
FormFactor, Inc.*	6,956	62,430
Inphi Corp.* (a)	1,880	69,748
Integrated Device Technology, Inc.*	10,152	210,248
Intel Corp.	197,212	6,876,782
Intersil Corp., Class A(a)	9,400	207,552
IXYS Corp.	752	7,971
KLA-Tencor Corp.	1,692	127,086

Investments	Shares	Value
Semiconductors & Semiconductor Equipment – (continued)
Kulicke & Soffa Industries, Inc.*	3,760	$49,782
Lam Research Corp.	5,452	528,081
Lattice Semiconductor Corp.*	6,204	37,658
Linear Technology Corp.	3,196	191,952
Marvell Technology Group Ltd.	13,160	171,475
Maxim Integrated Products, Inc.	6,956	275,666
MaxLinear, Inc., Class A* (a)	8,084	151,252
Microchip Technology, Inc.	3,196	193,518
Micron Technology, Inc.*	12,972	222,600
Microsemi Corp.* (a)	31,020	1,306,873
MKS Instruments, Inc.(a)	4,136	208,661
Monolithic Power Systems, Inc.(a)	2,820	222,244
Nanometrics, Inc.*	188	3,927
NVIDIA Corp.	10,152	722,416
ON Semiconductor Corp.*	9,776	114,086
PDF Solutions, Inc.*	752	14,852
Photronics, Inc.* (a)	7,708	74,768
Power Integrations, Inc.	1,316	84,816
Qorvo, Inc.* (a)	8,084	449,875
QUALCOMM, Inc.	60,912	4,185,873
Rambus, Inc.*	10,904	132,920
Rudolph Technologies, Inc.* (a)	1,316	23,820
Silicon Laboratories, Inc.* (a)	2,068	123,977
Skyworks Solutions, Inc.	4,136	318,224
SunPower Corp.* (a)	19,740	142,918
Synaptics, Inc.*	11,844	617,309
Teradyne, Inc.	5,828	135,734
Tessera Technologies, Inc.(a)	4,888	181,345
Texas Instruments, Inc.	25,004	1,771,533
Veeco Instruments, Inc.* (a)	7,896	171,343
Xcerra Corp.*	940	5,179
Xilinx, Inc.	4,700	239,089
		26,858,567
Software – 3.2%
8x8, Inc.* (a)	6,016	85,728
ACI Worldwide, Inc.*	9,400	170,328
Activision Blizzard, Inc.	11,468	495,074

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	109

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Software – (continued)
Adobe Systems, Inc.*	10,152	$1,091,442
ANSYS, Inc.*	2,444	223,259
Aspen Technology, Inc.*	4,888	240,685
Autodesk, Inc.*	4,136	298,950
Blackbaud, Inc.(a)	3,384	207,778
Bottomline Technologies de, Inc.* (a)	376	8,531
BroadSoft, Inc.* (a)	940	39,057
CA, Inc.	7,520	231,165
Cadence Design Systems, Inc.*	4,700	120,226
Callidus Software, Inc.*	3,196	58,327
CDK Global, Inc.	1,880	102,667
Citrix Systems, Inc.* (a)	2,068	175,366
Digimarc Corp.* (a)	564	17,822
Ebix, Inc.(a)	3,948	221,088
Electronic Arts, Inc.*	6,580	516,662
Ellie Mae, Inc.*	2,444	258,795
EnerNOC, Inc.*	188	978
Fair Isaac Corp.	1,692	204,191
Fleetmatics Group plc*	2,068	123,873
Fortinet, Inc.* (a)	8,272	265,200
Glu Mobile, Inc.* (a)	22,184	43,924
Guidewire Software, Inc.*	2,068	118,807
Imperva, Inc.* (a)	1,692	62,435
Interactive Intelligence Group, Inc.*	564	34,094
Intuit, Inc.	6,580	715,509
Manhattan Associates, Inc.*	3,948	199,927
Mentor Graphics Corp.	25,568	738,915
Microsoft Corp.	181,984	10,904,481
MicroStrategy, Inc., Class A*	940	183,121
Model N, Inc.*	188	1,936
Monotype Imaging Holdings, Inc.	1,692	32,317
NetSuite, Inc.*	564	52,520
Nuance Communications, Inc.*	8,648	121,245
Oracle Corp.	71,816	2,759,171
Pegasystems, Inc.(a)	2,444	75,520
Progress Software Corp.*	2,820	75,886
Proofpoint, Inc.* (a)	2,444	191,561

Investments	Shares	Value
Software – (continued)
PTC, Inc.* (a)	6,768	$321,074
Qualys, Inc.*	1,128	42,018
RealPage, Inc.*	188	5,114
Red Hat, Inc.*	3,572	276,651
salesforce.com, Inc.*	14,100	1,059,756
ServiceNow, Inc.*	2,444	214,852
Silver Spring Networks, Inc.*	5,452	76,655
Splunk, Inc.* (a)	1,692	101,841
SS&C Technologies Holdings, Inc.(a)	7,144	228,108
Symantec Corp.	18,612	465,858
Synchronoss Technologies, Inc.* (a)	9,776	358,877
Synopsys, Inc.*	3,384	200,705
Take-Two Interactive Software, Inc.* (a)	5,076	225,324
TiVo Corp.* (a)	25,105	498,334
Tyler Technologies, Inc.* (a)	1,692	271,397
Ultimate Software Group, Inc. (The)*	1,504	317,329
VASCO Data Security International, Inc.*	2,632	36,190
Verint Systems, Inc.*	15,040	541,440
Workday, Inc., Class A* (a)	376	32,592
		26,742,676
Specialty Retail – 2.8%
Aaron’s, Inc.(a)	13,724	339,120
Advance Auto Parts, Inc.	1,692	237,015
American Eagle Outfitters, Inc.	49,256	839,322
Asbury Automotive Group, Inc.* (a)	7,896	402,301
Ascena Retail Group, Inc.* (a)	68,432	334,633
AutoNation, Inc.* (a)	4,324	189,694
AutoZone, Inc.*	752	558,104
Barnes & Noble, Inc.(a)	3,948	40,664
Bed Bath & Beyond, Inc.	2,068	83,589
Best Buy Co., Inc.	8,460	329,179
Big 5 Sporting Goods Corp.(a)	564	8,742
Boot Barn Holdings, Inc.* (a)	6,204	79,411
Buckle, Inc. (The)(a)	5,076	105,835
Burlington Stores, Inc.*	3,948	295,863

See Accompanying Notes to the Financial Statements.

110	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Specialty Retail – (continued)
Cabela’s, Inc.*	11,656	$718,126
Caleres, Inc.(a)	11,844	296,219
CarMax, Inc.* (a)	10,904	544,546
Cato Corp. (The), Class A(a)	2,820	83,669
Chico’s FAS, Inc.	752	8,776
Children’s Place, Inc. (The)	1,692	128,507
Citi Trends, Inc.	1,880	37,337
Conn’s, Inc.* (a)	13,348	126,806
Container Store Group, Inc. (The)* (a)	2,068	10,092
CST Brands, Inc.	4,888	234,722
Dick’s Sporting Goods, Inc.	2,068	115,084
DSW, Inc., Class A(a)	17,672	367,048
Express, Inc.* (a)	12,596	151,404
Finish Line, Inc. (The), Class A(a)	11,468	225,805
Foot Locker, Inc.	2,444	163,186
GameStop Corp., Class A(a)	33,464	804,809
Gap, Inc. (The)	11,280	311,215
Genesco, Inc.* (a)	3,572	192,174
GNC Holdings, Inc., Class A(a)	12,032	161,590
Group 1 Automotive, Inc.(a)	8,648	521,215
Haverty Furniture Cos., Inc.	752	13,348
Hibbett Sports, Inc.* (a)	8,460	328,671
Home Depot, Inc. (The)	29,516	3,601,247
Kirkland’s, Inc.* (a)	1,504	18,364
L Brands, Inc.	6,016	434,295
Lithia Motors, Inc., Class A(a)	7,708	661,192
Lowe’s Cos., Inc.	21,996	1,466,033
Lumber Liquidators Holdings, Inc.* (a)	6,392	99,140
MarineMax, Inc.* (a)	2,256	45,007
Michaels Cos., Inc. (The)*	1,880	43,710
Monro Muffler Brake, Inc.	2,632	144,760
Murphy USA, Inc.*	8,836	607,740
Office Depot, Inc.	160,552	505,739
O’Reilly Automotive, Inc.* (a)	2,632	696,006
Party City Holdco, Inc.*	13,348	216,905
Penske Automotive Group, Inc.(a)	4,324	193,499
Pier 1 Imports, Inc.	34,780	149,902

Investments	Shares	Value
Specialty Retail – (continued)
Rent-A-Center, Inc.	15,040	$151,754
Restoration Hardware Holdings, Inc.* (a)	14,288	413,923
Ross Stores, Inc.	10,528	658,421
Sally Beauty Holdings, Inc.* (a)	3,196	82,904
Select Comfort Corp.* (a)	3,572	68,547
Shoe Carnival, Inc.(a)	1,504	38,157
Signet Jewelers Ltd.(a)	2,256	183,323
Sonic Automotive, Inc., Class A(a)	17,296	309,598
Sportsman’s Warehouse Holdings, Inc.*	6,392	58,806
Staples, Inc.	35,156	260,154
Stein Mart, Inc.	752	4,527
Tailored Brands, Inc.(a)	19,928	314,862
Tiffany & Co.(a)	376	27,606
TJX Cos., Inc. (The)	16,168	1,192,390
Tractor Supply Co.	3,948	247,263
Ulta Salon Cosmetics & Fragrance, Inc.*	1,692	411,731
Urban Outfitters, Inc.* (a)	26,696	892,981
Williams-Sonoma, Inc.(a)	940	43,447
		23,631,754
Technology Hardware, Storage & Peripherals – 3.9%
3D Systems Corp.* (a)	13,536	187,744
Apple, Inc.	232,368	26,383,063
Cray, Inc.*	2,820	58,656
Eastman Kodak Co.*	3,572	53,223
Electronics For Imaging, Inc.* (a)	3,572	151,917
Hewlett Packard Enterprise Co.	76,704	1,723,539
HP, Inc.	59,972	868,994
Lexmark International, Inc., Class A	16,356	649,170
NCR Corp.*	9,024	316,291
NetApp, Inc.(a)	11,468	389,224
Pure Storage, Inc., Class A*	16,544	204,153
Seagate Technology plc(a)	12,972	445,069
Super Micro Computer, Inc.*	8,648	204,958
Western Digital Corp.	12,972	758,084
		32,394,085

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	111

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Textiles, Apparel & Luxury Goods – 0.7%
Carter’s, Inc.	1,504	$129,855
Coach, Inc.(a)	1,880	67,473
Columbia Sportswear Co.(a)	2,256	127,780
Deckers Outdoor Corp.*	6,956	363,034
Fossil Group, Inc.* (a)	15,604	425,521
G-III Apparel Group Ltd.*	4,512	117,854
Hanesbrands, Inc.(a)	5,640	144,948
Iconix Brand Group, Inc.* (a)	16,920	133,330
Kate Spade & Co.*	6,768	113,364
lululemon athletica, Inc.*	2,820	161,445
Michael Kors Holdings Ltd.*	6,204	315,039
Movado Group, Inc.(a)	3,008	66,326
NIKE, Inc., Class B	32,712	1,641,488
Oxford Industries, Inc.	564	35,374
Perry Ellis International, Inc.*	1,316	24,465
PVH Corp.	2,068	221,235
Ralph Lauren Corp.	564	55,328
Sequential Brands Group, Inc.* (a)	7,896	56,851
Skechers USA, Inc., Class A* (a)	8,460	177,914
Steven Madden Ltd.*	3,196	106,746
Under Armour, Inc., Class A* (a)	4,324	134,476
Under Armour, Inc., Class C*	3,384	87,510
Unifi, Inc.* (a)	752	21,620
Vera Bradley, Inc.*	4,888	65,353
VF Corp.	7,332	397,468
Wolverine World Wide, Inc.(a)	28,012	598,056
		5,789,853
Thrifts & Mortgage Finance – 0.8%
Astoria Financial Corp.	12,408	181,529
Beneficial Bancorp, Inc.(a)	4,136	59,972
BofI Holding, Inc.* (a)	16,920	315,220
Capitol Federal Financial, Inc.(a)	940	13,790
Dime Community Bancshares, Inc.(a)	12,972	210,146
Essent Group Ltd.*	15,604	412,570
EverBank Financial Corp.	23,124	446,524

Investments	Shares	Value
Thrifts & Mortgage Finance – (continued)
Federal Agricultural Mortgage Corp., Class C(a)	3,760	$153,521
Flagstar Bancorp, Inc.* (a)	6,956	190,803
HomeStreet, Inc.*	4,888	134,664
LendingTree, Inc.* (a)	376	30,024
MGIC Investment Corp.*	109,980	897,437
Nationstar Mortgage Holdings, Inc.* (a)	16,544	249,980
New York Community Bancorp, Inc.(a)	25,756	369,856
Northfield Bancorp, Inc.	3,760	61,852
Northwest Bancshares, Inc.	1,504	23,673
Ocwen Financial Corp.* (a)	38,540	164,566
Oritani Financial Corp.	752	11,769
PHH Corp.* (a)	1,504	21,838
Provident Financial Services, Inc.(a)	11,280	255,943
Radian Group, Inc.	67,304	914,661
TFS Financial Corp.	2,068	36,852
TrustCo Bank Corp.(a)	14,288	100,016
United Financial Bancorp, Inc.	2,068	30,420
Walker & Dunlop, Inc.*	8,272	199,107
Washington Federal, Inc.(a)	27,072	737,712
WSFS Financial Corp.	3,948	138,377
		6,362,822
Tobacco – 1.0%
Altria Group, Inc.	47,940	3,169,793
Philip Morris International, Inc.	36,096	3,481,098
Reynolds American, Inc.(a)	20,116	1,107,989
Universal Corp.(a)	7,332	397,394
Vector Group Ltd.(a)	9,672	202,531
		8,358,805
Trading Companies & Distributors – 0.7%
Air Lease Corp.(a)	27,072	819,199
Aircastle Ltd.	21,056	432,701
Applied Industrial Technologies, Inc.	4,512	229,210
Beacon Roofing Supply, Inc.* (a)	5,076	213,395
DXP Enterprises, Inc.* (a)	3,008	65,544
Fastenal Co.	1,316	51,298
GATX Corp.(a)	14,476	633,614

See Accompanying Notes to the Financial Statements.

112	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Trading Companies & Distributors – (continued)
H&E Equipment Services, Inc.(a)	3,948	$55,075
HD Supply Holdings, Inc.*	1,504	49,632
Herc Holdings, Inc.*	1,358	40,862
Kaman Corp.(a)	4,700	205,202
MRC Global, Inc.*	23,688	349,161
MSC Industrial Direct Co., Inc., Class A(a)	3,008	218,982
NOW, Inc.* (a)	28,200	607,992
Rush Enterprises, Inc., Class A*	9,400	246,750
Titan Machinery, Inc.* (a)	7,708	71,607
United Rentals, Inc.*	3,572	270,258
Univar, Inc.*	22,936	510,326
W.W. Grainger, Inc.	376	78,253
Watsco, Inc.	1,880	258,105
WESCO International, Inc.*	10,340	560,428
		5,967,594
Transportation Infrastructure – 0.0%(d)
Macquarie Infrastructure Corp.	376	30,761
Wesco Aircraft Holdings, Inc.* (a)	10,340	132,869
		163,630
Water Utilities – 0.1%
American States Water Co.	3,572	142,808
American Water Works Co., Inc.	3,196	236,632
Aqua America, Inc.	1,880	57,716
California Water Service Group(a)	3,572	110,732
Connecticut Water Service, Inc.(a)	376	19,578
SJW Corp.	564	28,612
		596,078
Wireless Telecommunication Services – 0.1%
Boingo Wireless, Inc.* (a)	3,572	34,720
NII Holdings, Inc.*	38,728	94,884
Shenandoah Telecommunications Co.(a)	6,392	168,749
Spok Holdings, Inc.(a)	2,068	37,327

Investments	Shares	Value
Wireless Telecommunication Services – (continued)
Sprint Corp.* (a)	31,772	$195,715
Telephone & Data Systems, Inc.	8,084	208,891
T-Mobile U.S., Inc.*	5,452	271,128
		1,011,414
Total Common Stocks (Cost $636,992,178)		817,202,701
	No. of Rights
RIGHTS – 0.0%(d)
Biotechnology – 0.0%
Dyax Corp.* (e)	7,175	—
Wireless Telecommunication Services – 0.0%(d)
Leap Wireless International, Inc.* (e)	12,069	36,207
Total Rights (Cost $–)		36,207
	Principal Amount
SECURITIES LENDING REINVESTMENTS(f) – 13.4%
CERTIFICATES OF DEPOSIT – 8.4%
BNP Paribas SA, New York 0.98%, 12/1/2016	$2,000,000	2,000,000
Chiba Bank Ltd. (The), New York Branch 0.89%, 12/2/2016	5,000,000	5,000,000
Credit Industriel et Commercial, New York 1.18%, 3/1/2017	2,000,000	1,999,796
Credit Suisse AG, New York 0.90%, 11/2/2016	3,000,000	3,000,000
DZ Bank AG, New York 0.90%, 11/18/2016	5,000,000	5,000,000
KBC Bank NV, Brussels 1.00%, 12/27/2016	3,000,000	2,995,345
Landesbank Baden-Wuerttemberg, New York 0.60%, 11/7/2016	6,250,000	6,250,000
Landesbank Hessen-Thueringen Girozentrale, London 0.60%, 11/14/2016	5,000,000	5,000,000

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	113

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(f) – (continued)
CERTIFICATES OF DEPOSIT – (continued)
Mitsubishi UFJ Trust & Banking Corp., New York 0.93%, 11/7/2016	$6,000,000	$6,000,000
Mizuho Bank Ltd., New York 1.18%, 1/13/2017	2,000,000	2,000,972
1.23%, 2/6/2017	2,000,000	2,000,214
Mizuho Corporate Bank Ltd., New York 0.90%, 1/13/2017	1,500,000	1,500,248
National Bank of Canada, New York 0.93%, 1/3/2017	2,000,000	1,999,892
Norinchukin Bank, New York 0.90%, 11/15/2016	750,000	750,000
Oversea-Chinese Banking Corp Ltd., New York 0.73%, 12/5/2016	6,000,000	6,000,000
Standard Chartered Bank, New York 0.90%, 11/14/2016	2,000,000	2,000,000
0.92%, 12/16/2016	2,775,000	2,775,000
State Street Bank & Trust Co. 0.87%, 11/23/2016	4,000,000	4,000,000
Sumitomo Mitsui Banking Corp., New York 0.92%, 11/22/2016	3,000,000	3,000,000
1.22%, 5/31/2017	2,000,000	2,000,734
Sumitomo Mitsui Trust Bank Ltd., New York 1.27%, 3/6/2017	1,000,000	1,000,313
1.22%, 4/10/2017	1,000,000	1,000,177
UBS AG, Stamford 1.08%, 1/13/2017	2,000,000	1,999,874
Total Certificates of Deposit (Cost $69,270,782)		69,272,565

COMMERCIAL PAPER – 1.5%
Caisse Centrale Desjardins 0.40%, 11/1/2016	5,000,000	5,000,000
KFW 0.84%, 1/27/2017	3,000,000	2,993,679
Toyota Motor Credit Corp. 0.85%, 11/14/2016	4,000,000	4,000,000
Total Commercial Paper (Cost $11,993,910)		11,993,679

Investments	Principal Amount	Value
MASTER DEMAND NOTE – 0.6%
Natixis Financial Products LLC
0.64%, 11/1/2016 (Cost $5,000,000)	$5,000,000	$5,000,000

REPURCHASE AGREEMENTS – 2.7%
Citigroup Global Markets, Inc., 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $1,656,860, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 0.46% –3.15%, maturing 7/27/2017 –11/25/2025; U.S. Treasury Securities, ranging from 0.00% – 2.38%, maturing 1/15/2017 – 2/15/2045; total market value $1,689,981	1,656,844	1,656,844
Deutsche Bank AG, London Branch, 0.80%, dated 10/31/2016, due 11/1/2016, repurchase price $10,000,222, collateralized by various Common Stocks; total market value $11,105,256	10,000,000	10,000,000
Mizuho Securities USA, Inc., 0.33%, dated 10/31/2016, due 11/1/2016, repurchase price $5,000,046, collateralized by various U.S. Treasury Securities, ranging from 0.50% –1.63%, maturing 11/30/2016 – 4/30/2023; total market value $5,100,001	5,000,000	5,000,000

See Accompanying Notes to the Financial Statements.

114	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(f) – (continued)
REPURCHASE AGREEMENTS – (continued)
Morgan Stanley, 0.81%, dated 10/31/2016, due 12/7/2016, repurchase price $6,004,995, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 2.63%, maturing 6/30/2017 – 9/30/2021; Common Stocks; total market value $6,259,971	$6,000,000	$6,000,000
Total Repurchase Agreements (Cost $22,656,844)		22,656,844

TIME DEPOSIT – 0.2%
Shinkin Central Bank
1.35%, 1/17/2017 (Cost $2,000,000)	2,000,000	2,000,000
Total Securities Lending Reinvestments (Cost $110,921,536)		110,923,088
Total Investments – 111.8% (Cost $747,913,714)		928,161,996
Liabilities Less Other Assets – (11.8%)		(97,909,318)
NET ASSETS – 100.0%		$830,252,678
*	Non-income producing security.

(a)

The security or a portion of this security is on loan at 10/31/2016. The total value of securities on loan at 10/31/2016 was $111,959,058, collateralized in the form of cash with a value of $110,919,236 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $1,013,880 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from 11/10/2016 – 8/15/2046 and $2,825,477 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from 12/16/2016 – 2/20/2047; a total value of $114,758,593.

(b)	Investment in affiliated company. Northern Trust Investments, Inc., the Investment Adviser of the Fund, is a subsidiary of Northern Trust Corporation.

(c)	Amount represents less than one share.

(d)	Represents less than 0.05% of net assets.

(e)

Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016 amounted to $36,207, which represents approximately 0.00% of net assets of the Fund.

(f)	The security was purchased with cash collateral held from securities on loan at 10/31/2016. The total value of securities purchased was $110,923,088.

Percentages shown are based on Net Assets.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$190,032,319
Aggregate gross unrealized depreciation	(9,826,765)
Net unrealized appreciation	$180,205,554
Federal income tax cost of investments	$747,956,442

Investment in a company which was affiliated for the period ending October 31, 2016, was as follows:

Security	Value October 31, 2015	Purchases at Cost	Sales at Cost	Value October 31, 2016	Dividend Income	Realized Gain
Northern Trust Corp.	$431,139	$38,238	$4,091	$476,524	$9,102	$3,373

Futures Contracts

FlexShares® Morningstar US Market Factor Tilt Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-mini S&P 500® Index Futures Contracts	79	12/16/2016	$8,374,395	$(97,380)
E-mini S&P MidCap 400® Index Futures Contracts	8	12/16/2016	1,205,440	(39,103)
Russell 2000® Mini Index Futures Contracts	28	12/16/2016	3,335,640	(103,234)
				$(239,717)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	115

Schedule of Investments

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 98.9%
Aerospace & Defense – 0.7%
Airbus Group SE	13,496	$801,112
BAE Systems plc	67,312	445,833
Bombardier, Inc., Class B*	40,535	53,835
CAE, Inc.	7,384	103,798
Cobham plc(a)	76,328	133,167
Dassault Aviation SA	55	59,869
Elbit Systems Ltd.	412	40,763
Kongsberg Gruppen ASA(a)	2,303	32,934
Leonardo-Finmeccanica SpA*	10,452	127,178
LISI	12,488	369,133
MacDonald Dettwiler & Associates Ltd.	770	44,106
Meggitt plc	26,214	139,316
MTU Aero Engines AG	1,100	114,649
QinetiQ Group plc	19,310	54,271
Rolls-Royce Holdings plc*	40,824	362,102
Rolls-Royce Holdings plc* (b)	1,877,904	2,293
Saab AB, Class B	1,995	70,764
Safran SA	7,448	511,343
Senior plc(a)	251,451	535,095
Singapore Technologies Engineering Ltd.	40,700	91,523
Thales SA	2,184	205,342
Ultra Electronics Holdings plc(a)	2,754	62,473
Zodiac Aerospace	5,304	128,902
		4,489,801
Air Freight & Logistics – 0.6%
Bollore SA(a)	19,098	62,806
Bollore SA* (b)	128	463
bpost SA	1,815	48,218
CTT-Correios de Portugal SA	6,883	45,490
CWT Ltd.	183,900	260,940
Deutsche Post AG (Registered)	20,608	637,730
Freightways Ltd.	5,961	27,250
Kerry Logistics Network Ltd.	26,000	34,533
Kintetsu World Express, Inc.	24,000	326,593
Konoike Transport Co. Ltd.	19,500	258,120
Mainfreight Ltd.	3,192	42,406

Investments	Shares	Value
Air Freight & Logistics – (continued)
Oesterreichische Post AG*	670	$23,102
Panalpina Welttransport Holding AG (Registered)(a)	275	35,734
PostNL NV*	250,824	1,180,099
Royal Mail plc	27,832	166,842
Singapore Post Ltd.(a)	38,000	43,681
XPO Logistics Europe SADIR*	110	24,737
Yamato Holdings Co. Ltd.	7,100	161,817
Yusen Logistics Co. Ltd.	12,300	125,241
		3,505,802
Airlines – 0.4%
Air Canada*	10,780	101,747
Air France-KLM* (a)	6,545	39,877
Air New Zealand Ltd.	25,676	35,451
ANA Holdings, Inc.(a)	35,000	98,320
Cathay Pacific Airways Ltd.(a)	27,000	35,583
Chorus Aviation, Inc.	75,656	352,243
Dart Group plc	4,950	21,681
Deutsche Lufthansa AG (Registered)	9,520	121,525
easyJet plc	10,419	119,192
El Al Israel Airlines	163,464	158,752
Finnair OYJ* (a)	34,944	154,755
International Consolidated Airlines Group SA	32,592	172,855
Japan Airlines Co. Ltd.	6,100	179,717
Norwegian Air Shuttle ASA*	1,076	36,330
Qantas Airways Ltd.	42,515	98,996
SAS AB* (a)	79,352	134,577
Singapore Airlines Ltd.(a)	21,200	154,290
Virgin Australia Holdings Ltd.*	1,140,090	203,875
WestJet Airlines Ltd.	5,880	96,300
Wizz Air Holdings plc* (c)	2,172	40,069
		2,356,135
Auto Components – 2.7%
Aisan Industry Co. Ltd.	23,208	188,606
Aisin Seiki Co. Ltd.	6,400	281,068
ARB Corp. Ltd.	3,517	45,657
Autoneum Holding AG	165	43,715
Brembo SpA	715	44,127

See Accompanying Notes to the Financial Statements.

116	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Auto Components– (continued)
Bridgestone Corp.	23,800	$886,682
Calsonic Kansei Corp.	6,000	75,082
CIE Automotive SA	3,217	66,262
Cie Generale des Etablissements Michelin	6,832	738,664
Continental AG	2,352	450,036
Daikyonishikawa Corp.	29,604	382,005
Denso Corp.	21,200	920,950
Eagle Industry Co. Ltd.	15,700	223,805
ElringKlinger AG(a)	19,221	297,299
Exedy Corp.	19,600	557,868
F.C.C. Co. Ltd.	20,700	453,850
Faurecia	3,033	111,413
GKN plc	63,000	245,518
G-Tekt Corp.	11,200	212,415
Hella KGaA Hueck & Co.	1,320	50,254
HI-LEX Corp.	3,164	86,413
Hybrid Kinetic Group Ltd.*	884,000	25,648
Keihin Corp.	25,200	409,828
Koito Manufacturing Co. Ltd.	2,000	104,297
KYB Corp.	136,000	622,506
Leoni AG(a)	19,976	757,332
Linamar Corp.	1,760	71,634
Magna International, Inc.	14,006	575,497
Martinrea International, Inc.	49,952	293,320
Mitsuba Corp.	30,000	438,502
Musashi Seimitsu Industry Co. Ltd.	11,800	288,136
NGK Spark Plug Co. Ltd.	6,200	122,484
NHK Spring Co. Ltd.	7,000	65,947
Nifco, Inc.(a)	1,200	69,087
Nippon Seiki Co. Ltd.	32,000	616,035
Nissin Kogyo Co. Ltd.	24,500	362,307
NOK Corp.	3,800	85,232
Nokian Renkaat OYJ	2,145	71,881
Pacific Industrial Co. Ltd.	33,600	412,146
Piolax, Inc.	5,600	354,913
Plastic Omnium SA	2,503	81,436
Sanden Holdings Corp.	78,000	241,233
Schaeffler AG (Preference)	2,860	43,202
Showa Corp.	32,000	208,593
Stanley Electric Co. Ltd.	3,800	104,614

Investments	Shares	Value
Auto Components – (continued)
Sumitomo Electric Industries Ltd.	28,400	$420,115
Sumitomo Riko Co. Ltd.	26,900	258,031
Sumitomo Rubber Industries Ltd.	9,500	158,929
Tachi-S Co. Ltd.	20,700	343,539
Tokai Rika Co. Ltd.	2,600	48,667
Topre Corp.	26,800	619,217
Toyo Tire & Rubber Co. Ltd.	2,700	41,598
Toyoda Gosei Co. Ltd.	5,800	132,519
Toyota Boshoku Corp.	1,600	40,226
Toyota Industries Corp.	5,600	256,592
TPR Co. Ltd.	17,700	511,200
TS Tech Co. Ltd.	1,100	29,467
Unipres Corp.	24,000	461,569
Valeo SA	5,264	302,946
Xinyi Glass Holdings Ltd.*	120,000	103,213
Yokohama Rubber Co. Ltd. (The)	8,000	138,859
Yorozu Corp.	17,400	273,373
		16,927,559
Automobiles – 3.0%
Bayerische Motoren Werke AG	12,267	1,067,295
Bayerische Motoren Werke AG (Preference)	1,960	148,572
Daimler AG (Registered)	37,240	2,649,788
Ferrari NV	2,744	144,322
Fiat Chrysler Automobiles NV(a)	36,929	270,012
Fuji Heavy Industries Ltd.	24,400	950,598
Honda Motor Co. Ltd.	71,200	2,130,207
Isuzu Motors Ltd.	23,600	291,842
Mazda Motor Corp.	21,500	353,440
Mitsubishi Motors Corp.	29,300	163,111
Nissan Motor Co. Ltd.	95,200	967,990
Nissan Shatai Co. Ltd.	1,000	10,325
Peugeot SA*	17,528	262,178
Piaggio & C SpA(a)	4,425	7,713
Porsche Automobil Holding SE (Preference)	5,418	291,764
Renault SA	7,283	631,584
Suzuki Motor Corp.	17,500	621,164

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	117

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Automobiles – (continued)
Toyota Motor Corp.	110,938	$6,417,587
Volkswagen AG (Preference)	6,776	929,967
Yamaha Motor Co. Ltd.	13,500	299,971
		18,609,430
Banks – 13.1%
77 Bank Ltd. (The)	11,000	49,722
Aichi Bank Ltd. (The)	400	22,154
Aktia Bank OYJ	23,868	238,093
Aldermore Group plc* (a)	123,536	260,324
Aozora Bank Ltd.	35,000	115,573
Australia & New Zealand Banking Group Ltd.	109,368	2,317,777
Awa Bank Ltd. (The)	6,000	39,454
Banca Monte dei Paschi di Siena SpA*	54,822	14,609
Banca Popolare dell’Emilia Romagna SC	17,036	79,816
Banca Popolare di Milano Scarl	87,615	40,108
Banca Popolare di Sondrio SCPA	275,875	919,339
Banco Bilbao Vizcaya Argentaria SA	249,985	1,802,593
Banco BPI SA (Registered)*	224,952	278,649
Banco Comercial Portugues SA, Class R*	12,547	16,684
Banco de Sabadell SA	196,280	262,283
Banco Espirito Santo SA (Registered)* (b)	48,647	533
Banco Popolare SC	31,130	89,543
Banco Popular Espanol SA	141,950	155,450
Banco Santander SA	540,680	2,653,488
Bank Hapoalim BM	39,440	227,355
Bank Leumi Le-Israel BM*	53,481	201,631
Bank of East Asia Ltd. (The)(a)	36,669	147,766
Bank of Ireland*	1,043,840	223,130
Bank of Iwate Ltd. (The)	10,800	454,775
Bank of Kyoto Ltd. (The)(a)	5,000	36,685
Bank of Montreal	24,204	1,541,543
Bank of Nagoya Ltd. (The)	999	35,174
Bank of Nova Scotia (The)	45,360	2,439,507

Investments	Shares	Value
Banks – (continued)
Bank of Okinawa Ltd. (The)	15,440	$542,167
Bank of Queensland Ltd.(a)	14,056	111,879
Bank of the Ryukyus Ltd.	61	802
Bankia SA	171,472	150,750
Bankinter SA	16,905	129,237
Banque Cantonale Vaudoise (Registered)	50	31,424
Barclays plc	585,424	1,360,158
Bendigo & Adelaide Bank Ltd.(a)	18,369	155,574
Berner Kantonalbank AG (Registered)	259	47,039
BGEO Group plc(a)	24,335	878,245
BNP Paribas SA	42,448	2,458,724
CaixaBank SA	122,808	371,153
Canadian Imperial Bank of Commerce	14,784	1,108,593
Canadian Western Bank(a)	3,245	61,619
Chiba Bank Ltd. (The)	28,000	173,193
Chugoku Bank Ltd. (The)	6,500	87,215
comdirect bank AG	411	4,165
Commerzbank AG	41,048	278,395
Commonwealth Bank of Australia	37,184	2,076,582
Concordia Financial Group Ltd.	48,021	222,637
Credit Agricole SA	47,374	510,589
Credito Emiliano SpA	3,302	18,569
Credito Valtellinese SC	41,081	18,031
CYBG plc*	19,250	63,503
Dah Sing Banking Group Ltd.	24,640	44,610
Dah Sing Financial Holdings Ltd.	5,340	36,289
Daishi Bank Ltd. (The)	8,000	34,410
Danske Bank A/S	28,784	887,339
DBS Group Holdings Ltd.	65,997	711,226
DNB ASA	35,952	520,668
Erste Group Bank AG*	11,424	358,283
FIBI Holdings Ltd.	5,441	86,148
FinecoBank Banca Fineco SpA	4,895	28,547
Fukui Bank Ltd. (The)	168,000	444,440
Fukuoka Financial Group, Inc.	30,000	129,895
Gunma Bank Ltd. (The)	14,300	68,312

See Accompanying Notes to the Financial Statements.

118	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
Hachijuni Bank Ltd. (The)	15,000	$81,791
Hang Seng Bank Ltd.	16,800	303,511
Heartland Bank Ltd.(a)	264,867	284,229
Hiroshima Bank Ltd. (The)	17,000	72,798
Hokkoku Bank Ltd. (The)	17,000	56,944
Hokuetsu Bank Ltd. (The)	14,000	330,399
Hokuhoku Financial Group, Inc.	4,700	67,759
HSBC Holdings plc	760,986	5,725,039
Hyakugo Bank Ltd. (The)	150,000	552,410
Hyakujushi Bank Ltd. (The)	10,000	34,068
ING Groep NV	145,152	1,908,592
Intesa Sanpaolo SpA	551,880	1,276,489
Intesa Sanpaolo SpA (Retirement Savings Plan)	22,267	48,037
Israel Discount Bank Ltd., Class A*	32,350	59,373
Iyo Bank Ltd. (The)(a)	11,500	70,695
Juroku Bank Ltd. (The)	243,000	733,035
Jyske Bank A/S (Registered)	2,744	124,339
Kansai Urban Banking Corp.	400	4,435
KBC Group NV*	12,712	773,526
Keiyo Bank Ltd. (The)	173,000	727,659
Kiyo Bank Ltd. (The)	45,200	749,713
Kyushu Financial Group, Inc.	11,170	74,300
Laurentian Bank of Canada	19,116	707,018
Liberbank SA*	243,745	241,810
Liechtensteinische Landesbank AG	7,168	289,938
Lloyds Banking Group plc	2,397,248	1,675,886
Luzerner Kantonalbank AG (Registered)*	55	21,385
Mebuki Financial Group, Inc.	604,810	2,152,533
Mediobanca SpA	22,736	166,362
Metro Bank plc*	1,540	52,062
Minato Bank Ltd. (The)	2,900	53,041
Mitsubishi UFJ Financial Group, Inc.	535,400	2,774,695
Miyazaki Bank Ltd. (The)	112,000	315,478
Mizrahi Tefahot Bank Ltd.	4,192	54,573
Mizuho Financial Group, Inc.	950,000	1,601,037
Musashino Bank Ltd. (The)	20,000	552,315

Investments	Shares	Value
Banks – (continued)
Nanto Bank Ltd. (The)	2,346	$89,188
National Australia Bank Ltd.	99,568	2,121,456
National Bank of Canada(a)	12,544	448,130
Natixis SA	33,344	168,321
Nishi-Nippon Financial Holdings, Inc.*	3,600	35,765
Nordea Bank AB	118,511	1,247,311
North Pacific Bank Ltd.	185,300	691,227
Ogaki Kyoritsu Bank Ltd. (The)	209,000	747,814
Oita Bank Ltd. (The)	6,000	22,725
Oversea-Chinese Banking Corp. Ltd.	144,603	880,978
Permanent TSB Group Holdings plc*	70,168	190,757
Raiffeisen Bank International AG* (a)	5,005	81,913
Resona Holdings, Inc.	79,900	354,317
Ringkjoebing Landbobank A/S	220	46,489
Royal Bank of Canada	55,944	3,497,935
Royal Bank of Scotland Group plc*	125,440	289,606
San-In Godo Bank Ltd. (The)	95,700	688,483
Senshu Ikeda Holdings, Inc.	163,400	743,257
Seven Bank Ltd.	13,400	41,188
Shawbrook Group plc* (a) (c)	1,477	4,054
Shiga Bank Ltd. (The)	5,000	25,931
Shinsei Bank Ltd.	86,000	139,126
Shizuoka Bank Ltd. (The)	14,000	118,171
Skandiabanken ASA* (c)	49,392	368,130
Skandinaviska Enskilda Banken AB, Class A	58,072	586,739
Skandinaviska Enskilda Banken AB, Class C	7,040	71,364
Societe Generale SA	28,112	1,095,830
Spar Nord Bank A/S	53,992	541,022
SpareBank 1 SMN	77,336	569,374
SpareBank 1 SR-Bank ASA	7,150	42,719
St. Galler Kantonalbank AG (Registered)	110	41,296
Standard Chartered plc*	58,184	505,711
Sumitomo Mitsui Financial Group, Inc.	52,400	1,821,546
Sumitomo Mitsui Trust Holdings, Inc.	14,700	496,598

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	119

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
Suruga Bank Ltd.	4,700	$114,721
Svenska Handelsbanken AB, Class A	34,160	466,498
Swedbank AB, Class A	38,584	904,991
Sydbank A/S	43,176	1,348,186
Tochigi Bank Ltd. (The)	5,000	24,123
Toho Bank Ltd. (The)	22,732	86,312
TOMONY Holdings, Inc.	93,100	481,071
Toronto-Dominion Bank (The)	40,096	1,820,737
UniCredit SpA	220,024	545,090
Unione di Banche Italiane SpA	34,776	95,761
United Overseas Bank Ltd.	51,539	695,382
Valiant Holding AG (Registered)	770	73,076
Van Lanschot NV, CVA	22,568	462,373
Virgin Money Holdings UK plc(a)	7,865	31,592
Westpac Banking Corp.	72,912	1,690,548
Yamaguchi Financial Group, Inc.(a)	8,000	88,157
Yamanashi Chuo Bank Ltd. (The)	17,000	83,152
Zuger Kantonalbank AG	4	19,994
		81,437,677
Beverages – 1.1%
A.G. Barr plc	4,785	27,533
Anheuser-Busch InBev SA	18,816	2,156,459
Asahi Group Holdings Ltd.	12,000	428,339
Britvic plc	7,536	51,064
C&C Group plc	16,797	64,445
Carlsberg A/S, Class B	2,427	218,518
Coca-Cola Amatil Ltd.	11,766	85,415
Coca-Cola East Japan Co. Ltd.	2,606	57,434
Coca-Cola HBC AG*	4,146	89,392
Coca-Cola West Co. Ltd.	1,000	29,548
Cott Corp.	6,400	83,996
Davide Campari-Milano SpA	6,897	69,368
Diageo plc	54,656	1,454,370
Fevertree Drinks plc	3,795	44,642
Heineken Holding NV	2,184	167,850
Heineken NV	4,551	374,410

Investments	Shares	Value
Beverages – (continued)
Ito En Ltd.	200	$7,289
Kirin Holdings Co. Ltd.	21,538	370,461
Molson Coors Canada, Inc., Class B	330	34,296
Pernod-Ricard SA	4,818	572,250
Refresco Group NV(c)	2,750	40,094
Remy Cointreau SA(a)	562	45,527
Royal Unibrew A/S	1,210	56,523
Sapporo Holdings Ltd.	1,800	50,856
Suntory Beverage & Food Ltd.	3,000	131,180
Takara Holdings, Inc.	8,600	81,511
Treasury Wine Estates Ltd.	16,520	135,011
		6,927,781
Biotechnology – 0.5%
Abcam plc(a)	7,151	76,044
Actelion Ltd. (Registered)*	2,464	356,307
Basilea Pharmaceutica AG (Registered)* (a)	211	14,232
Bavarian Nordic A/S* (a)	1,694	57,414
Cellectis SA*	809	14,322
Circassia Pharmaceuticals plc*	13,622	13,513
CK Life Sciences Int’l Holdings, Inc.	48,000	4,209
CSL Ltd.	10,080	770,949
DBV Technologies SA*	1,162	80,198
Galapagos NV*	1,792	109,259
Genmab A/S*	1,190	196,049
Genus plc(a)	2,539	58,154
Grifols SA	7,616	150,359
Grifols SA (Preference), Class B	4,876	70,234
Knight Therapeutics, Inc.*	4,759	31,673
Mesoblast Ltd.*	14,771	13,769
NanoCarrier Co. Ltd.* (a)	2,200	19,617
PeptiDream, Inc.* (a)	800	41,262
ProMetic Life Sciences, Inc.* (a)	30,439	64,046
Shire plc	19,544	1,109,549
Sirtex Medical Ltd.	2,357	50,058
Swedish Orphan Biovitrum AB*	3,685	37,804
Takara Bio, Inc.	200	2,891
Vitrolife AB	660	34,202
		3,376,114

See Accompanying Notes to the Financial Statements.

120	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Building Products – 1.0%
Aica Kogyo Co. Ltd.	1,500	$42,822
Asahi Glass Co. Ltd.	26,000	181,853
Assa Abloy AB, Class B	21,280	387,552
Belimo Holding AG (Registered)	21	64,238
Bunka Shutter Co. Ltd.	44,800	371,326
Central Glass Co. Ltd.	126,000	515,583
Cie de Saint-Gobain	10,724	475,457
Daikin Industries Ltd.	6,400	613,903
Geberit AG (Registered)	840	355,656
GWA Group Ltd.	14,406	31,352
Inwido AB	2,585	28,296
James Halstead plc	6,547	36,969
Kingspan Group plc	3,575	87,392
LIXIL Group Corp.	9,800	225,031
Nibe Industrier AB, Class B	9,994	74,444
Nichias Corp.	80,000	711,805
Nichiha Corp.	22,400	553,152
Nippon Sheet Glass Co. Ltd.*	4,000	32,545
Nitto Boseki Co. Ltd.	9,000	29,291
Noritz Corp.	500	10,363
Polypipe Group plc	8,360	25,721
Rockwool International A/S, Class A	220	35,790
Rockwool International A/S, Class B	82	13,703
Sanwa Holdings Corp.	8,000	79,783
Schweiter Technologies AG	55	59,288
Sekisui Jushi Corp.	19,900	327,611
Takara Standard Co. Ltd.	1,376	25,547
Takasago Thermal Engineering Co. Ltd.	40,400	569,756
Tarkett SA	605	21,517
TOTO Ltd.	3,000	119,903
Uponor OYJ	2,765	46,980
		6,154,629
Capital Markets – 2.4%
3i Group plc	39,912	326,969
Aberdeen Asset Management plc(a)	22,383	87,502
Alaris Royalty Corp.	1,680	24,706

Investments	Shares	Value
Capital Markets – (continued)
Allied Minds plc* (a)	8,967	$37,223
Amundi SA(c)	1,265	61,909
Anima Holding SpA(c)	9,900	48,163
ARA Asset Management Ltd.	17,936	18,040
Ashmore Group plc	8,030	34,421
AURELIUS Equity Opportunities SE & Co. KGaA	14,280	849,685
Avanza Bank Holding AB	1,367	51,746
Azimut Holding SpA	2,399	38,447
Banca Generali SpA	1,320	29,272
Bolsas y Mercados Espanoles SHMSF SA	941	28,439
Brederode SA	726	32,128
Brewin Dolphin Holdings plc	7,312	23,211
Brookfield Asset Management, Inc., Class A	19,040	667,270
BT Investment Management Ltd.	6,705	47,195
Burford Capital Ltd.	7,865	46,187
China Medical & HealthCare Group Ltd.*	1,670,000	95,830
CI Financial Corp.(a)	4,091	75,334
Close Brothers Group plc	5,280	85,543
Credit Suisse Group AG (Registered)*	43,904	613,564
Daiwa Securities Group, Inc.	68,000	406,182
Deutsche Bank AG (Registered)*	50,840	733,139
Deutsche Boerse AG	4,202	313,546
EFG International AG* (a)	56,000	301,830
Emperor Capital Group Ltd.	1,680,000	177,644
Euronext NV(c)	1,650	65,937
Financiere de Tubize SA	179	11,400
Flow Traders(c)	2,188	67,409
Freeman FinTech Corp. Ltd.*	480,000	32,805
GAM Holding AG*	2,188	21,218
Gimv NV	880	47,268
Guoco Group Ltd.	3,000	33,695
Haitong International Securities Group Ltd.	77,922	50,040
Hargreaves Lansdown plc	5,061	71,676
Henderson Group plc	25,190	71,258
Hong Kong Exchanges & Clearing Ltd.(a)	26,305	696,731

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	121

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Capital Markets – (continued)
ICAP plc	11,770	$69,623
IG Group Holdings plc	7,865	79,268
IGM Financial, Inc.	3,577	96,081
Imperial Innovations Group plc*	5,830	27,235
Intermediate Capital Group plc	11,137	82,331
Intertrust NV* (c)	1,540	32,446
Investec plc	20,104	124,688
IOOF Holdings Ltd.	5,500	34,319
IP Group plc* (a)	24,291	44,634
Jafco Co. Ltd.	300	9,978
Japan Exchange Group, Inc.	14,200	211,206
Julius Baer Group Ltd.*	5,154	209,047
Jupiter Fund Management plc	12,914	68,065
kabu.com Securities Co. Ltd.	4,000	12,599
Leonteq AG* (a)	175	10,096
London Stock Exchange Group plc	6,888	236,309
Macquarie Group Ltd.	12,880	782,123
Magellan Financial Group Ltd.	2,585	41,879
Man Group plc	78,308	119,221
Mason Financial Holdings Ltd.*	230,953	5,301
Matsui Securities Co. Ltd.	6,900	55,221
Melker Schorling AB	770	44,554
Monex Group, Inc.	15,400	35,318
Nihon M&A Center, Inc.	1,200	38,997
Nomura Holdings, Inc.	138,200	692,414
Okasan Securities Group, Inc.	116,000	617,062
Partners Group Holding AG	448	226,967
Perpetual Ltd.	1,210	41,655
Platinum Asset Management Ltd.(a)	3,520	13,366
Rathbone Brothers plc	1,817	39,576
Ratos AB, Class B	11,384	46,841
Rothschild & Co.	1,529	36,204
SBI Holdings, Inc.	10,700	127,278
Schroders plc	2,873	98,880
Schroders plc (Non-Voting)	1,249	31,779
Singapore Exchange Ltd.	16,700	85,066
SVG Capital plc*	5,094	43,690
Tetragon Financial Group Ltd. (The) Fund	83,048	934,290

Investments	Shares	Value
Capital Markets – (continued)
Thomson Reuters Corp.	6,832	$269,457
TMX Group Ltd.	425	19,626
Tokai Tokyo Financial Holdings, Inc.	13,200	67,077
Tullett Prebon plc(a)	145,776	631,822
UBS Group AG (Registered)	144,816	2,050,181
Value Partners Group Ltd.	21,000	20,093
Vontobel Holding AG (Registered)	339	16,609
VZ Holding AG	55	16,296
		15,021,330
Chemicals – 3.3%
ADEKA Corp.	4,200	63,549
Agrium, Inc.	5,208	478,464
Air Liquide SA	8,672	881,039
Air Water, Inc.	6,000	112,309
Akzo Nobel NV	5,656	365,062
Arkema SA	2,856	270,434
Asahi Kasei Corp.	56,000	505,084
BASF SE	20,048	1,764,722
Borregaard ASA	4,323	42,437
C Uyemura & Co. Ltd.(a)	3,900	181,296
Chr Hansen Holding A/S	2,128	127,251
Chugoku Marine Paints Ltd.	39,000	283,913
Clariant AG (Registered)*	6,216	103,024
Corbion NV	2,530	58,297
Covestro AG(c)	2,254	133,030
Croda International plc(a)	3,461	147,809
Daicel Corp.	11,700	154,092
Denka Co. Ltd.	9,000	40,853
DIC Corp.	2,399	72,711
DuluxGroup Ltd.	12,466	61,090
Elementis plc(a)	21,010	61,101
EMS-Chemie Holding AG (Registered)(a)	114	57,265
Essentra plc	4,084	25,429
Evonik Industries AG	2,530	78,931
Frutarom Industries Ltd.	975	51,534
FUCHS PETROLUB SE	54	2,132
FUCHS PETROLUB SE (Preference)	2,151	96,027
Fujimori Kogyo Co. Ltd.	7,800	193,803
Givaudan SA (Registered)	168	325,331

See Accompanying Notes to the Financial Statements.

122	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – (continued)
Hexpol AB	5,994	$49,333
Hitachi Chemical Co. Ltd.	1,700	39,796
Ihara Chemical Industry Co. Ltd.(a)	22,400	191,418
Incitec Pivot Ltd.	64,792	145,445
Israel Chemicals Ltd.	20,232	71,958
Israel Corp. Ltd. (The)*	37	5,510
Johnson Matthey plc	3,702	154,124
JSP Corp.	7,800	186,381
JSR Corp.	9,400	142,943
K+S AG (Registered)(a)	6,969	140,794
Kaneka Corp.	13,000	107,627
Kansai Paint Co. Ltd.	6,100	131,189
Kemira OYJ	4,425	52,678
Koninklijke DSM NV	3,953	253,843
Konishi Co. Ltd.	22,400	266,238
Kumiai Chemical Industry Co. Ltd.(a)	5,000	28,310
Kuraray Co. Ltd.	11,400	172,923
Kureha Corp.	9,100	348,118
Lanxess AG	2,035	130,121
Lenzing AG	485	63,081
Linde AG	4,032	664,308
Lintec Corp.	1,800	39,225
Methanex Corp.	1,815	66,018
Mitsubishi Chemical Holdings Corp.	56,500	371,523
Mitsubishi Gas Chemical Co., Inc.	8,500	130,875
Mitsui Chemicals, Inc.	30,000	147,880
Nihon Parkerizing Co. Ltd.	74,800	1,032,117
Nippon Kayaku Co. Ltd.	7,000	80,668
Nippon Paint Holdings Co. Ltd.	3,600	122,644
Nippon Shokubai Co. Ltd.	1,400	96,722
Nippon Soda Co. Ltd.(a)	90,198	399,984
Nissan Chemical Industries Ltd.	3,800	128,915
Nitto Denko Corp.	3,300	230,059
NOF Corp.	4,000	43,508
Novozymes A/S, Class B	5,378	199,471
Nufarm Ltd.	7,150	48,205
Okamoto Industries, Inc.	4,000	43,317
Orica Ltd.	14,784	183,261

Investments	Shares	Value
Chemicals – (continued)
Potash Corp. of Saskatchewan, Inc.	18,088	$294,348
Sakata INX Corp.	28,400	372,415
Sanyo Chemical Industries Ltd.	8,200	371,042
Shikoku Chemicals Corp.	30,000	287,196
Shin-Etsu Chemical Co. Ltd.	8,900	675,091
Showa Denko KK	8,500	112,352
Sika AG	75	360,704
Solvay SA	2,968	340,156
Sumitomo Bakelite Co. Ltd.	114,000	619,441
Sumitomo Chemical Co. Ltd.	56,000	265,385
Symrise AG	2,632	180,354
Syngenta AG (Registered)	2,032	812,882
Synthomer plc	12,732	55,556
Taiyo Holdings Co. Ltd.	900	33,787
Taiyo Nippon Sanso Corp.	5,500	57,834
Teijin Ltd.	5,000	96,731
Tessenderlo Chemie NV*	786	26,176
Tikkurila OYJ	1,578	30,358
Toagosei Co. Ltd.(a)	6,900	76,889
Tokai Carbon Co. Ltd.	11,000	33,497
Tokuyama Corp.* (a)	208,000	890,707
Tokyo Ohka Kogyo Co. Ltd.	700	24,847
Toray Industries, Inc.	36,000	335,317
Tosoh Corp.	26,000	169,977
Toyo Ink SC Holdings Co. Ltd.	8,000	37,227
Toyobo Co. Ltd.	56,000	91,659
Ube Industries Ltd.	70,000	144,550
Umicore SA	2,184	132,609
Victrex plc(a)	3,740	79,954
Wacker Chemie AG	136	12,097
W-Scope Corp.(a)	1,200	21,468
Yara International ASA	7,168	253,659
Zeon Corp.	5,000	45,725
		20,790,539
Commercial Services & Supplies – 1.3%
Aggreko plc	5,280	51,668
Babcock International Group plc	18,872	227,874
Bell System24 Holdings, Inc.(a)	22,400	209,963
Berendsen plc(a)	3,740	44,109
Bilfinger SE* (a)	20,330	715,261

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	123

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Commercial Services & Supplies – (continued)
Brambles Ltd.	33,864	$297,114
Bravida Holding AB(c)	4,950	30,452
Caverion Corp.(a)	56,784	408,338
CITIC Envirotech Ltd.	16,800	16,113
Cleanaway Waste Management Ltd.	52,195	46,073
Dai Nippon Printing Co. Ltd.	13,000	130,390
Daiseki Co. Ltd.	2,500	51,339
dormakaba Holding AG (Registered), Class B*	50	34,761
Downer EDI Ltd.	259,336	1,150,502
Duskin Co. Ltd.	5,700	109,460
Edenred(a)	4,290	99,250
Elis SA	3,135	52,030
G4S plc	59,864	160,794
HomeServe plc	11,825	87,994
Intrum Justitia AB(a)	1,595	49,239
ISS A/S	3,971	155,887
Kokuyo Co. Ltd.	5,600	74,180
Lassila & Tikanoja OYJ	1,345	27,954
Loomis AB, Class B	2,261	64,410
Mitie Group plc(a)	214,704	552,050
Mitsubishi Pencil Co. Ltd.	900	45,049
Nissha Printing Co. Ltd.(a)	23,300	563,847
Okamura Corp.	4,600	45,131
Park24 Co. Ltd.(a)	2,200	67,935
PayPoint plc	4,015	52,696
Pilot Corp.	500	22,363
Prosegur Cia de Seguridad SA	5,610	40,711
Regus plc	13,915	42,285
Relia, Inc.	2,100	20,124
Rentokil Initial plc	42,224	117,692
Ritchie Bros Auctioneers, Inc.	2,310	79,939
Sato Holdings Corp.	1,100	24,243
Secom Co. Ltd.	5,600	404,100
Securitas AB, Class B	7,056	109,186
Serco Group plc*	45,100	75,546
Societe BIC SA	605	83,762
Sohgo Security Services Co. Ltd.	1,400	63,815
Spotless Group Holdings Ltd.	661,976	503,731
Tomra Systems ASA	2,590	28,171

Investments	Shares	Value
Commercial Services & Supplies – (continued)
Toppan Forms Co. Ltd.	2,200	$21,878
Toppan Printing Co. Ltd.	12,000	112,823
Transcontinental, Inc., Class A	37,938	507,821
Waste Connections, Inc.	3,808	286,001
		8,166,054
Communications Equipment – 0.3%
Hitachi Kokusai Electric, Inc.	29,000	578,979
Mitel Networks Corp.* (a)	56,367	377,095
Nokia OYJ	127,792	569,868
Telefonaktiebolaget LM Ericsson, Class A	1,434	7,757
Telefonaktiebolaget LM Ericsson, Class B	114,464	554,716
VTech Holdings Ltd.	2,500	30,690
		2,119,105
Construction & Engineering – 3.2%
ACS Actividades de Construccion y Servicios SA	7,562	231,525
Aecon Group, Inc.	2,805	36,291
AF Gruppen ASA	1,188	21,020
Arcadis NV(a)	44,108	580,214
Badger Daylighting Ltd.(a)	2,361	51,052
Balfour Beatty plc	15,180	50,225
Boskalis Westminster	1,410	45,434
Bouygues SA	4,313	140,443
Carillion plc(a)	251,944	772,380
Chiyoda Corp.	4,000	34,905
Cie d’Entreprises CFE(a)	275	30,251
CIMIC Group Ltd.	1,935	43,569
COMSYS Holdings Corp.	2,000	35,229
Eiffage SA	2,092	154,657
Elecnor SA	26,490	261,345
Electra Ltd.	1,010	138,666
Eltel AB(c)	2,200	13,656
Ferrovial SA	11,890	231,024
FLSmidth & Co. A/S(a)	2,200	79,815
Fukuda Corp.	19,000	223,657
Galliford Try plc(a)	48,832	730,929
Hazama Ando Corp.	112,700	727,131
HOCHTIEF AG	440	59,977
Hsin Chong Group Holdings Ltd.*	2,022,000	89,955

See Accompanying Notes to the Financial Statements.

124	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Construction & Engineering – (continued)
Implenia AG (Registered)	8,512	$570,250
Interserve plc(a)	86,194	356,218
JGC Corp.	10,928	193,321
John Laing Group plc(a)(c)	219,744	725,176
Kajima Corp.	18,000	121,445
Kandenko Co. Ltd.	3,000	29,548
Keller Group plc(a)	44,712	371,477
Kier Group plc(a)	55,959	928,473
Kinden Corp.	7,500	90,355
Koninklijke BAM Groep NV(a)	135,688	630,811
Kumagai Gumi Co. Ltd.	230,000	610,649
Kyowa Exeo Corp.	3,900	58,638
Kyudenko Corp.	1,600	51,539
Maeda Corp.	8,000	74,149
Maeda Road Construction Co. Ltd.	3,000	55,498
Maire Tecnimont SpA(a)	64,400	155,310
Mirait Holdings Corp.	39,300	348,552
NCC AB, Class A*	1,880	47,680
NCC AB, Class B*	2,271	57,798
Nippo Corp.	2,000	38,597
Nishimatsu Construction Co. Ltd.(a)	181,000	845,706
Obayashi Corp.	28,400	273,771
Obrascon Huarte Lain SA(a)	78,625	315,709
OCI NV* (a)	104	1,442
Okumura Corp.	126,000	726,612
Outotec OYJ*	6,765	29,426
Peab AB	7,294	61,973
Penta-Ocean Construction Co. Ltd.	9,000	53,614
Porr AG	7,280	261,117
Raito Kogyo Co. Ltd.	33,600	404,792
Sacyr SA* (a)	194,824	444,858
Salini Impregilo SpA(a)	97,139	270,469
Sanki Engineering Co. Ltd.	29,600	268,438
Shikun & Binui Ltd.	136,136	236,068
Shimizu Corp.	27,000	239,977
SHO-BOND Holdings Co. Ltd.	600	28,948
Skanska AB, Class B	8,738	190,034
SNC-Lavalin Group, Inc.	3,248	132,077
SPIE SA	2,145	40,514

Investments	Shares	Value
Construction & Engineering – (continued)
Sumitomo Densetsu Co. Ltd.	11,200	$124,166
Sumitomo Mitsui Construction Co. Ltd.	488,400	464,767
Sweco AB, Class B	2,085	41,855
Taikisha Ltd.	2,400	60,637
Taisei Corp.	26,000	194,966
Takamatsu Construction Group Co. Ltd.	2,600	61,681
Toa Corp.	12,300	258,793
Toda Corp.	9,000	48,818
Toenec Corp.	1,000	4,787
Tokyu Construction Co. Ltd.	56,700	573,556
Toshiba Plant Systems & Services Corp.	26,200	422,601
Totetsu Kogyo Co. Ltd.	1,200	34,041
Toyo Engineering Corp.	102,000	349,431
United Engineers Ltd.	332,200	618,146
Veidekke ASA	3,948	59,090
Vinci SA	11,200	810,065
Vision Fame International Holding Ltd.*	110,000	38,299
WSP Global, Inc.	1,210	39,227
YIT OYJ(a)	73,210	609,119
Yurtec Corp.	25,000	183,185
		20,121,609
Construction Materials – 0.6%
Adelaide Brighton Ltd.	8,560	34,849
Boral Ltd.	16,060	76,991
BRAAS Monier Building Group SA	1,155	33,204
Breedon Group plc*	48,510	41,162
Brickworks Ltd.	2,458	25,213
Buzzi Unicem SpA(a)	811	15,753
Buzzi Unicem SpA (Retirement Savings Plan)	1,925	19,625
Cementir Holding SpA	34,812	169,816
CRH plc	18,536	602,768
CSR Ltd.	308,392	858,895
Fletcher Building Ltd.	25,424	188,613
HeidelbergCement AG	2,889	272,862
Ibstock plc(c)	11,660	23,731
Imerys SA	1,375	95,501

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	125

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Construction Materials – (continued)
James Hardie Industries plc, CDI	9,875	$147,507
LafargeHolcim Ltd. (Registered)*	10,584	565,643
Marshalls plc	9,020	30,174
RHI AG	15,344	385,853
Sumitomo Osaka Cement Co. Ltd.	11,000	45,535
Taiheiyo Cement Corp.	37,000	105,981
Vicat SA	770	48,340
Wienerberger AG	2,468	39,405
		3,827,421
Consumer Finance – 0.4%
Acom Co. Ltd.*	14,400	66,323
AEON Financial Service Co. Ltd.	1,700	29,944
Aiful Corp.* (a)	4,700	14,312
Allied Properties HK Ltd.	1,086,000	229,668
Cembra Money Bank AG*	1,320	100,979
Credit Saison Co. Ltd.	5,600	96,775
Eclipx Group Ltd.	143,808	421,308
FlexiGroup Ltd.	159,834	273,658
Hitachi Capital Corp.	1,600	35,750
Hoist Finance AB(c)	3,245	29,315
International Personal Finance plc(a)	132,563	476,637
J Trust Co. Ltd.	45,900	375,202
Jaccs Co. Ltd.	83,000	325,413
Orient Corp.*	19,200	35,811
Provident Financial plc	3,248	116,982
Sun Hung Kai & Co. Ltd.	214,996	135,571
		2,763,648
Containers & Packaging – 0.3%
Amcor Ltd.	26,993	301,943
BillerudKorsnas AB	4,345	71,473
Cascades, Inc.	39,536	373,162
CCL Industries, Inc., Class B	616	109,637
DS Smith plc	35,504	172,867
FP Corp.	600	32,317
Huajun Holdings Ltd.*	1,120,000	83,767

Investments	Shares	Value
Containers & Packaging – (continued)
Huhtamaki OYJ	2,035	$82,048
Intertape Polymer Group, Inc.	2,475	41,956
Mayr Melnhof Karton AG	275	30,417
Orora Ltd.	24,310	53,646
Pact Group Holdings Ltd.	11,241	56,199
Rengo Co. Ltd.	10,000	62,711
RPC Group plc	6,930	80,209
Smurfit Kappa Group plc	10,164	222,390
Toyo Seikan Group Holdings Ltd.	5,600	103,383
Vidrala SA	825	47,253
Winpak Ltd.	930	31,808
		1,957,186
Distributors – 0.1%
Bapcor Ltd.	10,835	42,296
Canon Marketing Japan, Inc.	3,700	63,906
D’ieteren SA/NV	935	41,188
Doshisha Co. Ltd.	1,800	37,204
Inchcape plc	14,224	112,966
Jardine Cycle & Carriage Ltd.(a)	2,222	67,399
PALTAC CORPORATION	17,600	431,772
Uni-Select, Inc.	1,815	40,871
		837,602
Diversified Consumer Services – 0.1%
AA plc	12,498	39,078
Benesse Holdings, Inc.	1,300	34,057
Cross-Harbour Holdings Ltd. (The)	112,000	155,980
Dignity plc	2,306	74,692
Enercare, Inc.	4,565	66,010
G8 Education Ltd.(a)	22,312	53,651
InvoCare Ltd.(a)	5,225	51,966
Navitas Ltd.	12,760	50,879
		526,313
Diversified Financial Services – 0.8%
Ackermans & van Haaren NV	896	124,297
AMP Ltd.	64,456	224,148
Banca IFIS SpA	1,617	46,707
Banca Mediolanum SpA	2,092	14,447
Banque Nationale de Belgique	140	432,856

See Accompanying Notes to the Financial Statements.

126	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Financial Services – (continued)
Cerved Information Solutions SpA	4,950	$39,801
Challenger Ltd.	12,100	99,073
Corp. Financiera Alba SA	385	16,848
Element Fleet Management Corp.	14,392	140,349
Eurazeo SA	873	50,175
EXOR SpA	3,528	149,707
FFP	330	24,237
Fimalac	68	7,346
Financial Products Group Co. Ltd.	4,000	35,019
First Pacific Co. Ltd.	32,000	24,264
Fuyo General Lease Co. Ltd.	700	35,505
Goldin Financial Holdings Ltd.*	60,000	26,925
GRENKE AG	165	28,686
Groupe Bruxelles Lambert SA	1,512	129,878
HAL Trust	1,736	342,541
IBJ Leasing Co. Ltd.	24,638	515,338
Industrivarden AB, Class A	7,068	134,364
Industrivarden AB, Class C	275	4,914
Investment AB Latour, Class B	935	34,554
Investor AB, Class A	1,980	69,420
Investor AB, Class B	11,332	403,337
KBC Ancora*	1,377	52,167
Kinnevik AB, Class B*	4,928	124,764
L E Lundbergforetagen AB, Class B	678	43,965
Mitsubishi UFJ Lease & Finance Co. Ltd.	22,000	106,561
Onex Corp.	1,736	112,379
ORIX Corp.	52,100	825,737
Pacific Century Regional Developments Ltd.*	180,300	42,099
Pargesa Holding SA	1,265	85,003
Ricoh Leasing Co. Ltd.	7,200	207,946
SNS REAAL NV* (b)	2,857	–
Sofina SA	330	46,050
Tokyo Century Corp.	600	21,154
Wendel SA	1,176	135,101
Zenkoku Hosho Co. Ltd.	1,600	68,820
		5,026,482

Investments	Shares	Value
Diversified Telecommunication Services – 1.6%
B Communications Ltd.	1,000	$22,116
BCE, Inc.	5,880	267,359
Bezeq The Israeli Telecommunication Corp. Ltd.	43,777	79,445
BT Group plc	193,032	886,012
Cellnex Telecom SA(c)	2,254	36,964
Chorus Ltd.	17,070	44,634
Com Hem Holding AB	5,606	50,582
Deutsche Telekom AG (Registered)	68,936	1,121,802
Ei Towers SpA*	770	36,295
Elisa OYJ	3,472	116,844
Euskaltel SA* (c)	4,565	45,938
HKBN Ltd.	49,000	57,815
HKT Trust & HKT Ltd.	87,400	120,142
Hutchison Telecommunications Hong Kong Holdings Ltd.	68,000	21,922
Iliad SA	628	131,556
Inmarsat plc	9,625	82,434
Koninklijke KPN NV	98,336	320,262
Manitoba Telecom Services, Inc.	700	19,581
Nippon Telegraph & Telephone Corp.	25,400	1,126,364
Orange SA	86,800	1,365,405
PCCW Ltd.	171,035	101,895
Proximus SADP	3,250	92,914
SFR Group SA	3,916	105,343
Singapore Telecommunications Ltd.	169,000	471,097
Spark New Zealand Ltd.	32,757	85,770
Sunrise Communications Group AG* (c)	770	52,636
Swisscom AG (Registered)	507	232,095
TalkTalk Telecom Group plc	13,991	34,778
TDC A/S*	31,192	171,860
Telecom Italia SpA*	200,649	173,872
Telecom Italia SpA (Retirement Savings Plan)*	147,840	104,692
Telefonica Deutschland Holding AG(a)	8,690	33,636
Telefonica SA	95,256	966,926
Telenor ASA(a)	15,568	248,101

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	127

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Telecommunication Services – (continued)
Telia Co. AB	96,096	$384,533
Telstra Corp. Ltd.	91,952	348,455
TELUS Corp.	4,032	130,655
TPG Telecom Ltd.	7,176	41,282
Vivendi SA	19,376	391,240
Vocus Communications Ltd.	13,074	56,807
		10,182,059
Electric Utilities – 1.3%
Acciona SA	605	45,986
Alpiq Holding AG (Registered)*	55	5,117
AusNet Services	33,122	37,806
BKW AG(a)	6,944	323,361
Cheung Kong Infrastructure Holdings Ltd.	16,000	131,118
Chubu Electric Power Co., Inc.	25,700	377,729
Chugoku Electric Power Co., Inc. (The)	5,706	66,679
CLP Holdings Ltd.	44,500	452,755
Contact Energy Ltd.	14,361	48,801
EDP – Energias de Portugal SA	117,433	387,606
Electricite de France SA(a)	10,218	114,362
Elia System Operator SA/NV	1,045	54,012
Emera, Inc.	3,360	117,277
Endesa SA	7,748	164,474
Enel SpA	287,224	1,234,231
Energiedienst Holding AG (Registered)	3,773	97,673
EVN AG	2,240	26,151
Fortis, Inc.	8,680	285,933
Fortum OYJ	9,632	160,385
HK Electric Investments & HK Electric Investments Ltd.(a)(c)	61,500	60,906
Hokkaido Electric Power Co., Inc.(a)	5,800	44,100
Hokuriku Electric Power Co.	2,700	30,652
Hydro One Ltd.(c)	3,520	64,268
Iberdrola SA	128,284	873,140
Infratil Ltd.	11,550	24,623
Kansai Electric Power Co., Inc. (The)*	28,900	276,253

Investments	Shares	Value
Electric Utilities – (continued)
Kyushu Electric Power Co., Inc.	15,900	$144,195
Mercury NZ Ltd.	17,270	37,683
Okinawa Electric Power Co., Inc. (The)	22,575	522,242
Power Assets Holdings Ltd.	16,500	155,216
Red Electrica Corp. SA	9,184	191,333
Romande Energie Holding SA (Registered)	224	275,895
Shikoku Electric Power Co., Inc.(a)	10,500	98,720
Spark Infrastructure Group	37,950	64,109
SSE plc	37,691	732,130
Terna Rete Elettrica Nazionale SpA(a)	29,513	144,355
Tohoku Electric Power Co., Inc.	21,400	261,683
Tokyo Electric Power Co. Holdings, Inc.*	31,115	120,806
Trustpower Ltd.*	2,903	10,197
Verbund AG	2,574	42,903
		8,306,865
Electrical Equipment – 1.0%
ABB Ltd. (Registered)*	43,120	889,522
Areva SA* (a)	5,877	30,814
Daihen Corp.	72,000	417,262
Fuji Electric Co. Ltd.	24,000	119,903
Fujikura Ltd.	4,000	23,524
Furukawa Electric Co. Ltd.	1,400	41,233
Futaba Corp.	3,400	55,521
Gamesa Corp. Tecnologica SA	5,060	116,898
GS Yuasa Corp.	21,000	90,727
Huber & Suhner AG (Registered)	715	41,646
Johnson Electric Holdings Ltd.	10,500	25,401
Legrand SA	5,656	319,243
Mabuchi Motor Co. Ltd.	2,000	116,287
Melrose Industries plc(a)	77,321	159,302
Mitsubishi Electric Corp.	80,000	1,082,933
Nexans SA*	1,320	74,925
Nidec Corp.	5,955	576,318
Nissin Electric Co. Ltd.	400	5,329
Nitto Kogyo Corp.	18,900	277,335
Nordex SE*	1,320	34,662
OSRAM Licht AG	1,816	102,820

See Accompanying Notes to the Financial Statements.

128	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electrical Equipment – (continued)
Prysmian SpA	4,489	$111,555
Schneider Electric SE	13,048	874,499
Somfy SA	55	22,911
TKH Group NV, CVA	2,194	84,370
Ushio, Inc.	5,900	71,136
Vestas Wind Systems A/S	4,872	390,196
		6,156,272
Electronic Equipment, Instruments & Components – 1.6%
Alps Electric Co. Ltd.	7,000	167,864
ALSO Holding AG (Registered)*	2,016	184,904
Amano Corp.	2,600	48,370
Anritsu Corp.	6,200	32,863
Axis Communications AB	165	6,339
Azbil Corp.	300	8,907
Barco NV	440	34,535
Canon Electronics, Inc.	9,500	147,719
Celestica, Inc.*	74,498	882,136
Citizen Watch Co. Ltd.	8,700	48,929
CONEXIO Corp.	13,300	180,734
Dexerials Corp.	33,600	269,862
Electrocomponents plc	14,406	65,534
Enplas Corp.	8,000	247,038
Evertz Technologies Ltd.	2,092	25,568
FIH Mobile Ltd.(a)	77,000	25,419
Fingerprint Cards AB, Class B* (a)	5,880	57,030
Halma plc	8,512	108,911
Hamamatsu Photonics KK	3,400	102,888
Hexagon AB, Class B	5,656	198,241
Hirose Electric Co. Ltd.	745	98,402
Hitachi High-Technologies Corp.	1,700	70,938
Hitachi Ltd.	170,000	904,639
Horiba Ltd.	300	14,331
Ibiden Co. Ltd.(a)	5,100	74,012
IDEX ASA*	19,990	16,425
Inficon Holding AG (Registered)*	110	39,544
Ingenico Group SA	1,400	110,650
Iriso Electronics Co. Ltd.	600	33,002

Investments	Shares	Value
Electronic Equipment, Instruments & Components – (continued)
Japan Aviation Electronics Industry Ltd.	3,044	$43,566
Japan Display, Inc.* (a)	12,700	25,017
Jenoptik AG	2,585	44,262
Keyence Corp.	1,000	733,311
Kudelski SA*	1,705	29,397
Kyocera Corp.	9,300	452,234
Lagercrantz Group AB	3,520	32,287
Laird plc(a)	11,144	19,728
Macnica Fuji Electronics Holdings, Inc.	22,400	280,946
Mitsumi Electric Co. Ltd.* (a)	49,700	301,742
Murata Manufacturing Co. Ltd.	4,600	642,166
Mycronic AB	1,653	17,269
Nichicon Corp.	44,300	379,829
Nippon Electric Glass Co. Ltd.	6,000	32,602
Nippon Signal Co. Ltd.	38,100	337,909
Nohmi Bosai Ltd.	2,000	29,843
Oki Electric Industry Co. Ltd.	2,800	36,530
Omron Corp.	5,900	226,264
Renishaw plc	1,617	50,993
Ryosan Co. Ltd.	1,400	43,098
Shimadzu Corp.	7,000	101,851
Siix Corp.	12,214	488,165
Spectris plc(a)	2,750	68,795
Taiyo Yuden Co. Ltd.	2,500	26,693
TDK Corp.	5,600	386,887
Topcon Corp.	1,400	20,930
Truly International Holdings Ltd.(a)	916,000	359,084
Venture Corp. Ltd.	10,500	71,665
Yaskawa Electric Corp.	5,500	87,772
Yokogawa Electric Corp.	8,000	112,442
		9,689,011
Energy Equipment & Services – 1.2%
Aker Solutions ASA*	7,535	34,728
Amec Forster Wheeler plc(a)	14,274	77,934
Bourbon Corp.(a)	18,677	243,637
Canadian Energy Services & Technology Corp.(a)	133,672	527,607
Enerflex Ltd.	3,685	39,180
Ensign Energy Services, Inc.	74,872	451,941

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	129

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Energy Equipment & Services – (continued)
Fugro NV, CVA* (a)	3,511	$62,658
Hunting plc	73,304	450,617
John Wood Group plc(a)	13,888	130,391
Modec, Inc.	11,200	189,607
Mullen Group Ltd.	4,455	61,793
Ocean Yield ASA	21,224	177,479
Pason Systems, Inc.	3,018	34,340
Petrofac Ltd.	10,080	99,253
Petroleum Geo-Services ASA* (a)	126,728	341,414
Precision Drilling Corp.	176,456	787,321
Saipem SpA*	91,685	37,689
SBM Offshore NV	8,724	125,135
Schoeller-Bleckmann Oilfield Equipment AG	202	14,285
Seadrill Ltd.* (a)	10,883	23,181
Secure Energy Services, Inc.	4,100	25,146
ShawCor Ltd.	2,274	56,924
Subsea 7 SA* (a)	11,966	134,431
Technip SA(a)	4,536	300,430
Tecnicas Reunidas SA(a)	21,448	803,263
Tenaris SA	10,360	146,273
TGS Nopec Geophysical Co. ASA	2,456	49,856
Transocean Ltd.* (a)	14,800	142,228
Vallourec SA* (a)	227,535	1,116,421
WorleyParsons Ltd.* (a)	130,312	842,868
		7,528,030
Equity Real Estate Investment Trusts (REITs) – 2.4%
Abacus Property Group	161,448	343,991
Activia Properties, Inc.	10	48,532
Advance Residence Investment Corp.	41	114,473
Aedifica SA	605	50,138
AEON REIT Investment Corp.	56	67,838
ALE Property Group	9,405	30,846
Allied Properties REIT	122	3,282
alstria office REIT-AG*	3,185	41,041
Altarea SCA	110	20,981
Argosy Property Ltd.	33,603	25,242
Artis REIT	40,824	356,991

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Ascendas REIT	47,600	$81,049
Ascott Residence Trust	21,600	17,613
Assura plc	63,847	45,835
Axiare Patrimonio SOCIMI SA	2,640	37,506
Befimmo SA	1,143	66,494
Beni Stabili SpA SIIQ*	50,234	29,268
Big Yellow Group plc	5,819	49,163
Boardwalk REIT	307	11,274
British Land Co. plc (The)(a)	22,792	162,926
BWP Trust	8,965	20,261
Canadian Apartment Properties REIT	444	9,713
Canadian REIT	100	3,446
CapitaLand Commercial Trust	46,800	52,956
CapitaLand Mall Trust	60,000	89,231
CapitaLand Retail China Trust	27,662	29,711
CDL Hospitality Trusts	37,000	35,620
Champion REIT	51,000	29,002
Charter Hall Group	13,598	48,633
Charter Hall Retail REIT	15,015	47,417
Choice Properties REIT	3,465	34,075
Cofinimmo SA	440	51,489
Comforia Residential REIT, Inc.	33	74,080
Cominar REIT, Class U	1,600	17,740
Crombie REIT	1,400	14,133
Cromwell Property Group(a)	788,399	545,938
CT REIT	2,800	30,711
Daiwa House REIT Investment Corp.	42	113,308
Daiwa Office Investment Corp.	5	28,168
Derwent London plc	2,352	69,463
Dexus Property Group	36,904	251,054
Dream Global REIT	39,243	267,037
Dream Office REIT	507	6,321
Empiric Student Property plc(a)	21,285	28,780
Eurocommercial Properties NV, CVA	2,107	89,570
Far East Hospitality Trust	53,300	22,784
Fonciere Des Regions	1,100	96,019
Fortune REIT	21,000	25,455
Frasers Centrepoint Trust	25,000	37,359
Frontier Real Estate Investment Corp.	11	51,711

See Accompanying Notes to the Financial Statements.

130	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Fukuoka REIT Corp.	4	$6,920
Gecina SA	840	122,283
Global One Real Estate Investment Corp.	12	45,221
GLP J-Reit	44	55,060
Goodman Group	34,499	178,251
Goodman Property Trust	19,085	16,999
GPT Group (The)	40,488	143,572
Granite REIT	13,678	430,675
Great Portland Estates plc	8,250	59,830
Green REIT plc(a)	420,896	627,485
H&R REIT	4,884	83,122
Hammerson plc	17,248	116,030
Hankyu Reit, Inc.	25	35,590
Hansteen Holdings plc(a)	36,960	48,509
Heiwa Real Estate REIT, Inc.	47	35,467
Hibernia REIT plc	416,248	585,421
Hispania Activos Inmobiliarios SOCIMI SA	5,003	61,534
Hoshino Resorts REIT, Inc.	4	23,410
ICADE	687	49,312
Ichigo Office REIT Investment	38	25,566
Industrial & Infrastructure Fund Investment Corp.	6	31,574
Intu Properties plc(a)	13,045	43,878
Invesco Office J-Reit, Inc.	504	406,711
Investa Office Fund	15,730	50,752
Invincible Investment Corp.	65	31,546
Japan Hotel REIT Investment Corp.	55	37,108
Japan Logistics Fund, Inc.	15	32,559
Japan Prime Realty Investment Corp.	18	77,509
Japan Real Estate Investment Corp.	30	173,288
Japan Retail Fund Investment Corp.	52	117,722
Kenedix Office Investment Corp.	6	33,687
Kenedix Residential Investment Corp.	25	70,800
Kenedix Retail REIT Corp.	8	19,261

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Keppel DC REIT(a)	389,514	$348,405
Keppel REIT(a)	47,833	37,458
Kiwi Property Group Ltd.	32,175	33,721
Klepierre	5,264	215,034
Land Securities Group plc	17,808	217,200
Link REIT	39,801	283,822
Lippo Malls Indonesia Retail Trust	1,139,400	319,251
LondonMetric Property plc(a)	27,416	49,907
Mapletree Commercial Trust	32,090	35,274
Mapletree Greater China Commercial Trust	49,500	36,985
Mapletree Industrial Trust	32,742	40,460
Mapletree Logistics Trust	65,567	48,755
Mercialys SA	3,271	67,662
Merlin Properties Socimi SA	6,820	76,555
Milestone Apartments REIT	21,392	287,940
Mirvac Group	141,120	224,435
Morguard REIT	18,256	207,044
Mori Hills REIT Investment Corp.	20	28,130
Mori Trust Sogo Reit, Inc.	15	24,109
NewRiver REIT plc	10,780	40,800
Nippon Accommodations Fund, Inc.	8	36,199
Nippon Building Fund, Inc.	33	195,642
Nippon Prologis REIT, Inc.	30	67,745
NIPPON REIT Investment Corp.	11	27,677
Nomura Real Estate Master Fund, Inc.	87	140,743
Orix JREIT, Inc.	43	73,532
OUE Hospitality Trust	60,500	29,557
Parkway Life REIT	12,500	22,990
Precinct Properties New Zealand Ltd.	22,735	20,249
Premier Investment Corp.	55	70,709
Property for Industry Ltd.(a)	23,485	26,882
Pure Industrial Real Estate Trust	61,819	248,152
Redefine International plc	29,696	14,956
Regal REIT	537,000	141,956
Reit 1 Ltd.	95,416	287,190
RioCan REIT	3,135	61,004
Safestore Holdings plc	9,955	43,548

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	131

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Scentre Group	115,248	$369,208
Segro plc	16,632	88,778
Sekisui House Reit, Inc.	55	74,164
Sekisui House SI Residential Investment Corp.	55	63,539
Shaftesbury plc(a)	4,592	51,410
Shopping Centres Australasia Property Group	33,990	56,644
Smart REIT	780	19,467
SPH REIT	44,800	31,382
Starhill Global REIT	841,500	492,724
Stockland	51,695	173,871
Stride Property Group	16,170	21,517
Sunlight REIT	55,000	34,043
Suntec REIT	57,400	69,281
Tokyu REIT, Inc.	40	52,681
Tritax Big Box REIT plc	40,559	67,246
Unibail-Rodamco SE	2,296	546,162
United Urban Investment Corp.	84	141,406
Vastned Retail NV	1,045	40,105
Vicinity Centres	77,994	170,333
Vital Healthcare Property Trust	16,350	23,861
Warehouses De Pauw CVA	601	55,262
Wereldhave Belgium NV	224	27,993
Wereldhave NV	1,756	78,527
Westfield Corp.	44,095	298,631
Workspace Group plc	4,950	38,044
		14,920,277
Food & Staples Retailing – 1.5%
Aeon Co. Ltd.	18,213	251,829
Ain Holdings, Inc.	600	40,482
Alimentation Couche-Tard, Inc., Class B	9,464	475,795
Arcs Co. Ltd.	2,918	73,280
Axfood AB	352	5,509
Booker Group plc	38,555	84,447
Carrefour SA	13,552	354,977
Casino Guichard Perrachon SA	2,352	116,873
Cawachi Ltd.	7,000	180,054
cocokara fine, Inc.	700	27,078

Investments	Shares	Value
Food & Staples Retailing – (continued)
Colruyt SA	1,430	$76,756
Cosmos Pharmaceutical Corp.	100	21,763
Create SD Holdings Co. Ltd.	2,000	41,871
Dairy Farm International Holdings Ltd.	4,500	31,815
Distribuidora Internacional de Alimentacion SA(a)	23,296	124,544
Empire Co. Ltd., Class A	5,720	82,455
FamilyMart UNY Holdings Co. Ltd.	2,137	133,810
George Weston Ltd.	1,043	85,059
Greggs plc(a)	5,530	64,511
Heiwado Co. Ltd.	1,200	24,986
ICA Gruppen AB	1,931	60,039
Inageya Co. Ltd.	598	8,092
J Sainsbury plc	48,054	147,201
Jean Coutu Group PJC, Inc. (The), Class A	3,343	50,385
Jeronimo Martins SGPS SA	6,186	106,260
Kato Sangyo Co. Ltd.	17,600	424,236
Kesko OYJ, Class A	1,178	54,972
Kesko OYJ, Class B	2,090	103,739
Koninklijke Ahold Delhaize NV*	28,617	652,338
Kusuri No Aoki Co. Ltd.	600	30,604
Lawson, Inc.	1,500	113,908
Loblaw Cos. Ltd.	4,984	246,104
MARR SpA	1,155	21,245
Matsumotokiyoshi Holdings Co. Ltd.	1,200	61,779
Metcash Ltd.*	582,857	882,615
METRO AG(a)	2,961	88,579
Metro, Inc.	5,208	161,107
Nihon Chouzai Co. Ltd.	5,600	234,210
North West Co., Inc. (The)(a)	2,420	46,224
Olam International Ltd.	27,500	42,478
Rallye SA(a)	12,936	233,836
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	375	15,075
Seven & i Holdings Co. Ltd.	17,100	713,225
Shufersal Ltd.	3,578	13,499
Sligro Food Group NV	1,155	41,301
Sonae SGPS SA	18,183	14,451

See Accompanying Notes to the Financial Statements.

132	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food & Staples Retailing – (continued)
Sugi Holdings Co. Ltd.	800	$42,861
Sundrug Co. Ltd.	800	62,959
Tesco plc* (a)	173,768	447,113
Tsuruha Holdings, Inc.	900	103,802
Valor Holdings Co. Ltd.	2,300	65,202
Welcia Holdings Co. Ltd.	900	61,407
Wesfarmers Ltd.	24,808	774,172
Wm Morrison Supermarkets plc(a)	89,376	247,155
Woolworths Ltd.	27,618	497,026
Yaoko Co. Ltd.	1,800	75,624
		9,242,717
Food Products – 2.6%
a2 Milk Co. Ltd.*	31,295	41,643
AAK AB	834	55,144
AGT Food & Ingredients, Inc.	764	21,741
Ajinomoto Co., Inc.	14,800	329,069
Ariake Japan Co. Ltd.	800	44,688
Aryzta AG* (a)	3,696	162,506
Associated British Foods plc	7,616	228,926
Austevoll Seafood ASA	4,125	37,243
Australian Agricultural Co. Ltd.*	12,274	16,298
Bakkafrost P/F	1,100	46,205
Barry Callebaut AG (Registered)*	38	47,341
Bega Cheese Ltd.	7,095	26,617
Bell AG (Registered)	784	335,949
Bellamy’s Australia Ltd.(a)	2,897	25,065
Bonduelle SCA	8,064	190,939
Bourbon Corp.	11,200	259,950
Bumitama Agri Ltd.	198,300	106,138
C.P. Pokphand Co. Ltd.	317,384	40,518
Calbee, Inc.(a)	3,200	116,020
Chocoladefabriken Lindt & Spruengli AG(a)	37	192,315
Chocoladefabriken Lindt & Spruengli AG (Registered)(a)	4	248,357
Clearwater Seafoods, Inc.	2,576	26,236
Cloetta AB, Class B	9,240	32,775

Investments	Shares	Value
Food Products – (continued)
Costa Group Holdings Ltd.	13,860	$30,058
Cranswick plc(a)	2,226	57,561
Dairy Crest Group plc(a)	8,688	64,704
Danone SA	13,328	921,608
Delfi Ltd.	5,000	8,047
Dydo Drinco, Inc.	100	5,529
Ebro Foods SA	1,485	32,004
Emmi AG (Registered)*	41	24,213
Ezaki Glico Co. Ltd.	1,300	73,854
First Resources Ltd.	12,400	16,214
Fuji Oil Holdings, Inc.	3,400	65,551
Fujicco Co. Ltd.	2,000	45,772
Glanbia plc	5,351	87,048
Golden Agri-Resources Ltd.(a)	290,200	80,269
GrainCorp Ltd., Class A	4,730	30,234
Greencore Group plc	19,256	77,582
House Foods Group, Inc.	2,400	53,557
Itoham Yonekyu Holdings, Inc.*	6,500	61,978
J-Oil Mills, Inc.	5,500	195,485
Kagome Co. Ltd.	500	13,099
Kameda Seika Co. Ltd.	200	10,468
Kerry Group plc, Class A	3,472	251,729
Kewpie Corp.	1,800	51,130
Kikkoman Corp.	4,000	127,326
KWS Saat SE	60	19,600
LDC SA	2,016	203,977
Leroy Seafood Group ASA	935	49,507
Maple Leaf Foods, Inc.	1,870	42,625
Marine Harvest ASA*	12,970	235,620
Maruha Nichiro Corp.	26,800	742,907
Megmilk Snow Brand Co. Ltd.	214	7,443
MEIJI Holdings Co. Ltd.	3,300	329,105
Mitsui Sugar Co. Ltd.	9,400	211,731
Morinaga & Co. Ltd.	600	27,892
Morinaga Milk Industry Co. Ltd.	6,000	48,304
Nestle SA (Registered)	67,682	4,910,692
NH Foods Ltd.(a)	5,000	119,617
Nichirei Corp.	3,500	76,571
Nippon Flour Mills Co. Ltd.	2,500	36,970
Nippon Suisan Kaisha Ltd.	12,100	58,148
Nisshin Oillio Group Ltd. (The)	7,000	31,841

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	133

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – (continued)
Nisshin Seifun Group, Inc.	7,090	$104,442
Nissin Foods Holdings Co. Ltd.	1,500	86,787
Norway Royal Salmon ASA	10,808	239,699
Origin Enterprises plc(a)	75,096	465,109
Orkla ASA	15,232	144,079
Premium Brands Holdings Corp.	1,100	53,274
Prima Meat Packers Ltd.(a)	89,000	323,529
Raisio OYJ, Class V	4,125	17,228
Riken Vitamin Co. Ltd.	800	34,677
S Foods, Inc.(a)	10,100	270,077
Sakata Seed Corp.	2,800	80,601
Salmar ASA	1,760	57,206
Saputo, Inc.	4,998	179,745
Savencia SA	168	10,276
Schouw & Co. AB	8,064	511,564
Showa Sangyo Co. Ltd.	78,000	417,148
Strauss Group Ltd.	952	14,971
Suedzucker AG	1,589	40,655
Super Group Ltd.(b)	12,000	8,363
Synlait Milk Ltd.*	4,816	10,784
Tate & Lyle plc	9,708	92,449
Toyo Suisan Kaisha Ltd.	2,800	113,375
Vilmorin & Cie SA	318	19,092
Viscofan SA	825	38,829
Wessanen	3,410	40,689
WH Group Ltd.(c)	289,500	234,815
Wilmar International Ltd.	145,900	346,957
Yakult Honsha Co. Ltd.(a)	3,100	144,550
Yamazaki Baking Co. Ltd.	3,000	67,260
		16,337,483
Gas Utilities – 0.5%
APA Group	25,312	153,319
Enagas SA	4,872	139,659
Gas Natural SDG SA	12,992	255,997
Hong Kong & China Gas Co. Ltd.(a)	160,064	313,736
Osaka Gas Co. Ltd.	71,000	295,053
Rubis SCA	1,649	150,178
Saibu Gas Co. Ltd.	33,000	77,252
Shizuoka Gas Co. Ltd.	35,800	281,058

Investments	Shares	Value
Gas Utilities – (continued)
Snam SpA	57,020	$300,151
Superior Plus Corp.	86,083	766,895
Toho Gas Co. Ltd.	8,000	74,073
Tokyo Gas Co. Ltd.	74,000	335,336
Valener, Inc.	1,894	29,761
		3,172,468
Health Care Equipment & Supplies – 0.7%
Ambu A/S, Class B	1,775	91,808
Ansell Ltd.	3,438	56,744
Asahi Intecc Co. Ltd.	2,800	121,235
BioMerieux	275	40,033
Carl Zeiss Meditec AG	715	25,673
Cochlear Ltd.	1,232	119,961
Coloplast A/S, Class B	2,296	159,965
CYBERDYNE, Inc.* (a)	1,500	22,510
DiaSorin SpA	869	53,346
Draegerwerk AG & Co. KGaA	1,473	93,814
Draegerwerk AG & Co. KGaA (Preference)	5,040	359,005
Elekta AB, Class B*	5,796	50,337
Essilor International SA	4,424	496,598
Fisher & Paykel Healthcare Corp. Ltd.	12,815	81,227
Fukuda Denshi Co. Ltd.	6,463	388,696
Getinge AB, Class B	4,824	79,139
GN Store Nord A/S	2,532	51,266
Hogy Medical Co. Ltd.	600	39,511
Hoya Corp.	8,000	333,825
Ion Beam Applications	880	41,731
Jeol Ltd.	6,000	25,065
LivaNova plc*	900	51,012
Nagaileben Co. Ltd.	500	10,982
Nakanishi, Inc.	1,700	60,746
Nihon Kohden Corp.	1,200	29,268
Nikkiso Co. Ltd.	3,000	26,521
Nipro Corp.	3,800	46,937
Olympus Corp.	6,700	239,092
Paramount Bed Holdings Co. Ltd.	800	30,452
Sartorius AG (Preference)	1,624	127,411
Sartorius Stedim Biotech	770	51,852
Smith & Nephew plc	20,272	292,794

See Accompanying Notes to the Financial Statements.

134	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Equipment & Supplies – (continued)
Sonova Holding AG (Registered)	1,232	$165,322
Straumann Holding AG (Registered)	189	71,002
Sysmex Corp.	3,900	270,552
Terumo Corp.	7,100	274,649
William Demant Holding A/S*	2,796	51,996
Ypsomed Holding AG (Registered)*	165	31,535
		4,563,612
Health Care Providers & Services – 0.7%
Alfresa Holdings Corp.	4,100	86,694
Amplifon SpA(a)	3,837	40,505
As One Corp.	700	31,408
Attendo AB(c)	3,465	29,574
Australian Pharmaceutical Industries Ltd.	14,365	20,769
BML, Inc.	400	10,609
Celesio AG	1,045	29,262
Chartwell Retirement Residences	2,222	24,769
EBOS Group Ltd.	1,980	24,151
Estia Health Ltd.(a)	8,690	17,722
Extendicare, Inc.	4,950	34,053
Fresenius Medical Care AG & Co. KGaA	4,704	382,666
Fresenius SE & Co. KGaA	8,624	635,662
Healthscope Ltd.	34,595	58,178
Integrated Diagnostics Holdings plc(c)	5,435	14,946
Japan Lifeline Co. Ltd.	400	20,745
Japara Healthcare Ltd.(a)	8,360	11,960
Korian SA	1,281	39,185
Lifco AB, Class B	896	22,704
McCarthy & Stone plc(a)(c)	21,890	44,899
Mediclinic International plc	7,920	87,654
Medipal Holdings Corp.	5,700	97,364
Metlifecare Ltd.	6,220	25,720
Miraca Holdings, Inc.	1,200	58,010
NichiiGakkan Co. Ltd.	26,000	216,491
NMC Health plc(a)	1,466	26,150

Investments	Shares	Value
Health Care Providers & Services – (continued)
Orpea	1,116	$92,780
Primary Health Care Ltd.	254,520	743,720
Raffles Medical Group Ltd.	21,785	23,555
Ramsay Health Care Ltd.	2,912	162,557
Regis Healthcare Ltd.(a)	6,033	18,088
RHOEN-KLINIKUM AG	1,421	39,495
Ryman Healthcare Ltd.	9,819	62,378
Ship Healthcare Holdings, Inc.	3,300	96,565
Sigma Pharmaceuticals Ltd.	49,995	50,598
Sonic Healthcare Ltd.	7,713	120,260
Spire Healthcare Group plc(c)	11,495	52,207
Summerset Group Holdings Ltd.	11,226	38,228
Suzuken Co. Ltd.	2,780	89,285
Toho Holdings Co. Ltd.	4,200	88,129
Tokai Corp.	11,200	381,558
Town Health International Medical Group Ltd.	286,000	45,731
UDG Healthcare plc	11,330	90,397
		4,287,381
Health Care Technology – 0.0%(d)
CompuGroup Medical SE	624	27,587
EMIS Group plc(a)	2,640	26,962
M3, Inc.	3,400	103,535
Orion Health Group Ltd.*	4,984	11,410
		169,494
Hotels, Restaurants & Leisure – 1.7%
Accor SA	3,976	150,738
Accordia Golf Co. Ltd.	35,800	361,117
Ainsworth Game Technology Ltd.	3,340	4,537
Amaya, Inc.* (a)	3,644	48,831
Ardent Leisure Group	21,789	33,492
Aristocrat Leisure Ltd.	13,048	152,309
Atom Corp.	4,200	27,738
Autogrill SpA	5,414	45,075
Betsson AB*	2,915	28,176
Cafe de Coral Holdings Ltd.	6,000	21,200
Carnival plc	4,648	223,358
Codere SA*	41,800	25,202
Colowide Co. Ltd.	3,500	67,978

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	135

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – (continued)
Compass Group plc	36,232	$655,130
Corporate Travel Management Ltd.	3,355	48,507
Crown Resorts Ltd.	6,545	54,237
Dalata Hotel Group plc*	5,571	24,916
DO & CO AG	330	25,496
Domino’s Pizza Enterprises Ltd.	1,430	69,914
Domino’s Pizza Group plc	15,021	62,371
Doutor Nichires Holdings Co. Ltd.	2,700	54,059
Elior Group(c)	1,760	39,464
Enterprise Inns plc* (a)	299,712	337,560
Euro Disney SCA (Registered)*	11,550	14,687
Evolution Gaming Group AB(c)	1,265	36,527
Flight Centre Travel Group Ltd.	659	16,985
Fuji Kyuko Co. Ltd.	2,000	22,915
Fujita Kanko, Inc.	2,000	6,642
Galaxy Entertainment Group Ltd.	67,000	275,176
Genting Singapore plc(a)	144,000	77,075
GL Ltd.*	13,000	7,472
Great Canadian Gaming Corp.*	1,760	29,258
Greene King plc	11,144	99,526
GVC Holdings plc*	6,380	54,253
HIS Co. Ltd.(a)	800	21,834
Hongkong & Shanghai Hotels Ltd. (The)	26,626	30,112
Ichibanya Co. Ltd.	1,000	37,779
Imperial Hotel Ltd.	100	2,002
InterContinental Hotels Group plc	5,051	195,795
International Game Technology plc	5,600	160,832
Intertain Group Ltd. (The)*	38,697	239,357
J D Wetherspoon plc	3,795	40,310
Kingston Financial Group Ltd.(a)	32,000	13,328
Kura Corp.	500	25,170
Kyoritsu Maintenance Co. Ltd.	400	24,019
Ladbrokes plc(a)	39,340	64,168
Macau Legend Development Ltd.*	60,000	10,522

Investments	Shares	Value
Hotels, Restaurants & Leisure – (continued)
Mandarin Oriental International Ltd.	8,000	$11,160
Mantra Group Ltd.	13,420	33,597
Marston’s plc(a)	347,549	567,319
McDonald’s Holdings Co. Japan Ltd.(a)	800	22,991
Melco International Development Ltd.(a)	21,000	27,459
Melia Hotels International SA	2,585	31,921
Merlin Entertainments plc(c)	13,889	78,138
MGM China Holdings Ltd.(a)	13,600	22,518
Millennium & Copthorne Hotels plc(a)	1,958	10,733
Mitchells & Butlers plc(a)	127,120	431,924
MOS Food Services, Inc.	2,100	70,543
NagaCorp Ltd.	800,000	494,142
NH Hotel Group SA*	12,299	54,266
Ohsho Food Service Corp.	1,504	57,893
Oriental Land Co. Ltd.	5,600	327,042
OUE Ltd.	21,000	25,573
Paddy Power Betfair plc	1,914	197,853
Pandox AB	2,365	37,540
Parques Reunidos Servicios Centrales SAU* (c)	29,568	419,741
Plenus Co. Ltd.	1,000	20,583
Rank Group plc	1,756	4,148
Resorttrust, Inc.	600	11,996
Restaurant Brands International, Inc.*	3,458	153,852
Restaurant Brands International, Inc.	4,326	192,471
Restaurant Brands New Zealand Ltd.	5,208	19,672
Restaurant Group plc (The)	118,664	544,013
Retail Food Group Ltd.(a)	7,585	39,075
Rezidor Hotel Group AB	3,130	12,802
Royal Holdings Co. Ltd.	1,600	27,635
Saizeriya Co. Ltd.	1,300	34,255
Sands China Ltd.	50,000	217,606
Scandic Hotels Group AB* (c)	26,992	235,617
Shangri-La Asia Ltd.	32,000	35,199
SJM Holdings Ltd.	64,672	44,783
SKYCITY Entertainment Group Ltd.(a)	15,031	41,937

See Accompanying Notes to the Financial Statements.

136	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – (continued)
Skylark Co. Ltd.	3,700	$52,005
Sodexo SA	2,072	240,306
SSP Group plc	21,589	89,538
St. Marc Holdings Co. Ltd.	1,400	39,262
Star Entertainment Grp Ltd. (The)	18,462	70,103
Tabcorp Holdings Ltd.	17,988	66,250
Tatts Group Ltd.	31,350	96,855
Thomas Cook Group plc* (a)	418,432	355,050
Tokyo Dome Corp.	6,500	61,793
Tokyotokeiba Co. Ltd.	9,000	17,643
Toridoll Holdings Corp.	1,600	37,105
TUI AG	19,566	248,371
Unibet Group plc, SDR	4,675	41,301
Whitbread plc	3,880	171,246
William Hill plc(a)	33,824	122,153
Wynn Macau Ltd.	44,400	68,133
Yoshinoya Holdings Co. Ltd.(a)	4,900	73,767
Zensho Holdings Co. Ltd.	3,600	67,214
		10,543,241
Household Durables – 1.4%
Alpine Electronics, Inc.	3,600	47,961
Barratt Developments plc	38,136	211,244
Bellway plc	4,760	137,500
Berkeley Group Holdings plc	4,718	135,883
Bovis Homes Group plc(a)	80,511	744,591
Breville Group Ltd.	3,137	22,105
Casio Computer Co. Ltd.(a)	4,500	62,778
Chofu Seisakusho Co. Ltd.	200	5,144
Clarion Co. Ltd.	13,000	42,680
Countryside Properties plc* (c)	12,485	35,516
Crest Nicholson Holdings plc	149,800	744,183
De’ Longhi SpA	1,155	26,994
DFS Furniture plc(a)	97,888	307,981
Dorel Industries, Inc., Class B(a)	15,568	395,516
Electrolux AB, Series B	5,264	124,810
Fiskars OYJ Abp	944	16,888
Foster Electric Co. Ltd.	17,037	313,065
Fujitsu General Ltd.	2,000	45,906
GUD Holdings Ltd.	4,785	34,591
Haseko Corp.	13,900	135,316
Husqvarna AB, Class B	10,285	77,467

Investments	Shares	Value
Household Durables – (continued)
Iida Group Holdings Co. Ltd.	6,200	$119,711
JM AB(a)	3,328	95,950
Man Wah Holdings Ltd.	29,600	19,657
Nikon Corp.(a)	11,600	175,184
Nobia AB	2,640	23,030
PanaHome Corp.	4,000	29,728
Panasonic Corp.	89,800	937,437
Persimmon plc	10,743	222,187
Pioneer Corp.*	15,600	38,300
Redrow plc	9,625	44,584
Rinnai Corp.	900	86,501
Sangetsu Corp.	2,256	43,581
SEB SA	592	86,992
Sekisui Chemical Co. Ltd.	20,900	329,157
Sekisui House Ltd.	25,800	426,338
Sharp Corp.*	46,000	79,231
Sony Corp.	28,000	895,542
Starts Corp., Inc.	20,600	382,458
Steinhoff International Holdings NV(a)	84,952	450,815
Sumitomo Forestry Co. Ltd.	8,000	111,453
Tamron Co. Ltd.	11,200	196,108
Taylor Wimpey plc	122,192	211,394
Techtronic Industries Co. Ltd.	45,000	169,442
Token Corp.	310	22,390
TomTom NV*	5,274	42,586
Zojirushi Corp.	1,700	23,457
		8,931,332
Household Products – 0.5%
Earth Chemical Co. Ltd.	600	27,835
Henkel AG & Co. KGaA	2,184	240,128
Henkel AG & Co. KGaA (Preference)	3,729	477,856
Lion Corp.	5,000	81,791
Pigeon Corp.	2,400	67,602
PZ Cussons plc(a)	12,210	49,924
Reckitt Benckiser Group plc	14,224	1,269,981
Svenska Cellulosa AB SCA, Class A	3,160	89,600
Svenska Cellulosa AB SCA, Class B	12,311	349,209
Unicharm Corp.	12,000	285,312
		2,939,238

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	137

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Independent Power and Renewable Electricity Producers – 0.1%
Algonquin Power & Utilities Corp.	6,486	$57,347
Boralex, Inc., Class A	2,035	29,213
Canvest Environmental Protection Group Co. Ltd.	56,000	25,275
Capital Power Corp.	4,687	72,215
Drax Group plc	13,449	52,035
EDP Renovaveis SA	6,490	48,975
Electric Power Development Co. Ltd.	9,400	218,888
ERG SpA	2,090	23,185
Innergex Renewable Energy, Inc.	4,235	47,113
Meridian Energy Ltd.	28,875	53,089
Northland Power, Inc.	2,420	43,335
Saeta Yield SA	2,970	28,683
Tilt Renewables Ltd.*	2,903	4,569
TransAlta Corp.	11,427	50,389
TransAlta Renewables, Inc.	4,100	45,306
		799,617
Industrial Conglomerates – 1.2%
CIR-Compagnie Industriali Riunite SpA	13,420	14,947
CK Hutchison Holdings Ltd.	102,356	1,266,441
Daetwyler Holding AG	334	45,731
DCC plc	2,016	164,048
Gallant Venture Ltd.*	820,700	75,472
Hopewell Holdings Ltd.	8,000	28,060
Indus Holding AG	990	58,288
Italmobiliare SpA	104	4,926
Jardine Matheson Holdings Ltd.(a)	10,500	639,555
Jardine Strategic Holdings Ltd.	6,500	228,085
Keihan Holdings Co. Ltd.	10,000	67,469
Keppel Corp. Ltd.(a)	50,500	191,566
Koninklijke Philips NV	21,281	640,593
Nisshinbo Holdings, Inc.	7,500	74,725
NWS Holdings Ltd.	32,071	56,823
Rheinmetall AG	1,234	85,370
Seibu Holdings, Inc.	6,700	115,784

Investments	Shares	Value
Industrial Conglomerates – (continued)
Sembcorp Industries Ltd.(a)	25,900	$47,078
Shun Tak Holdings Ltd.	1,060,000	358,124
Siemens AG (Registered)	16,856	1,911,502
Smiths Group plc	9,016	156,088
TOKAI Holdings Corp.(a)	68,795	441,241
Toshiba Corp.*	154,000	558,348
		7,230,264
Insurance – 5.1%
Admiral Group plc	5,271	123,366
Aegon NV	53,009	228,250
Ageas	7,616	277,802
AIA Group Ltd.	260,200	1,642,429
Allianz SE (Registered)	17,136	2,667,397
Assicurazioni Generali SpA	51,016	658,222
Aviva plc(a)	151,760	820,437
AXA SA	71,792	1,616,071
Beazley plc	21,448	95,317
CBL Corp. Ltd.	5,544	14,952
Clal Insurance Enterprises Holdings Ltd.*	13,552	155,573
CNP Assurances	6,339	109,687
Coface SA*	54,063	349,598
Convoy Global Holdings Ltd.*	5,010,000	155,051
Dai-ichi Life Holdings, Inc.	44,800	656,962
Delta Lloyd NV	267,671	1,616,749
Direct Line Insurance Group plc	54,007	228,208
esure Group plc(a)	9,084	30,155
Euler Hermes Group	329	28,509
Fairfax Financial Holdings Ltd.	517	264,990
Gjensidige Forsikring ASA	3,960	71,076
Great-West Lifeco, Inc.	10,304	259,013
Grupo Catalana Occidente SA	2,102	66,154
Hannover Rueck SE	2,296	255,589
Harel Insurance Investments & Financial Services Ltd.	70,975	274,239
Hastings Group Holdings plc(c)	11,496	30,653
Helvetia Holding AG (Registered)	249	129,674
Hiscox Ltd.	6,160	76,787
IDI Insurance Co. Ltd.	3,380	167,649
Industrial Alliance Insurance & Financial Services, Inc.	3,976	154,086

See Accompanying Notes to the Financial Statements.

138	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
Insurance Australia Group Ltd.	51,632	$216,484
Intact Financial Corp.	2,801	190,558
Japan Post Holdings Co. Ltd.	11,200	142,605
Jardine Lloyd Thompson Group plc	3,135	39,347
JRP Group plc(a)	398,553	588,778
Lancashire Holdings Ltd.(a)	120,695	1,027,075
Legal & General Group plc	225,290	575,968
Manulife Financial Corp.	74,032	1,073,264
Mapfre SA	32,340	95,966
Medibank Pvt Ltd.	62,944	123,575
Menora Mivtachim Holdings Ltd.*	14,179	126,111
Migdal Insurance & Financial Holding Ltd.	225,792	149,384
MS&AD Insurance Group Holdings, Inc.	20,300	603,098
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,104	1,181,667
nib holdings Ltd.	10,835	39,740
NN Group NV	11,560	347,848
Novae Group plc	37,296	367,237
Old Mutual plc	186,200	458,073
Phoenix Group Holdings	5,225	46,600
Phoenix Holdings Ltd. (The)*	39,108	111,600
Poste Italiane SpA(c)	16,856	112,066
Power Corp. of Canada	13,049	280,112
Power Financial Corp.	8,568	202,653
Protector Forsikring ASA	4,015	34,426
Prudential plc	55,552	905,104
QBE Insurance Group Ltd.	51,688	392,927
RSA Insurance Group plc	38,586	260,281
Saga plc	13,805	33,439
Sampo OYJ, Class A	10,811	495,017
SCOR SE	6,552	211,806
Societa Cattolica di Assicurazioni SCRL	89,880	542,881
Sompo Holdings, Inc.	14,200	459,978
Sony Financial Holdings, Inc.(a)	8,500	119,389

Investments	Shares	Value
Insurance – (continued)
St. James’s Place plc	11,592	$133,743
Standard Life plc(a)	76,496	315,485
Steadfast Group Ltd.	33,550	54,634
Storebrand ASA*	17,930	92,394
Sun Life Financial, Inc.	23,016	770,892
Suncorp Group Ltd.	48,776	444,280
Swiss Life Holding AG (Registered)*	1,232	326,407
Swiss Re AG	12,712	1,181,346
T&D Holdings, Inc.	22,500	272,137
Talanx AG	1,827	56,628
Tokio Marine Holdings, Inc.	29,700	1,172,625
Topdanmark A/S*	1,650	44,373
Tryg A/S	2,365	46,142
Unipol Gruppo Finanziario SpA	21,702	66,278
UnipolSai SpA	50,490	96,304
UNIQA Insurance Group AG(a)	5,720	36,819
Vienna Insurance Group AG Wiener Versicherung Gruppe	580	11,425
Wuestenrot & Wuerttembergische AG	12,097	240,019
Zurich Insurance Group AG*	5,600	1,466,114
		31,607,747
Internet & Direct Marketing Retail – 0.2%
AO World plc*	6,710	12,911
ASOS plc* (a)	1,589	101,986
Belluna Co. Ltd.	33,700	224,806
N Brown Group plc(a)	94,528	220,085
Ocado Group plc*	12,741	42,778
Rakuten, Inc.	17,300	199,612
Start Today Co. Ltd.	1,800	31,586
Takkt AG	1,485	35,129
Trade Me Group Ltd.	9,570	33,273
Yoox Net-A-Porter Group SpA*	2,041	58,619
Zalando SE* (c)	1,490	65,317
zooplus AG*	220	31,243
		1,057,345

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	139

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Internet Software & Services – 0.2%
Aconex Ltd.*	6,710	$28,389
Auto Trader Group plc(c)	15,730	71,960
carsales.com Ltd.	3,812	30,922
COOKPAD, Inc.	500	4,753
DeNA Co. Ltd.	4,000	128,658
Dip Corp.	1,400	37,143
F@N Communications, Inc.	2,200	16,434
Gree, Inc.	2,000	11,096
Gurunavi, Inc.	1,800	49,332
iSentia Group Ltd.	11,055	29,611
JIG-SAW, Inc.*	300	18,870
Just Eat plc* (a)	12,483	85,652
Kakaku.com, Inc.(a)	4,900	82,300
Mixi, Inc.	1,200	44,136
Moneysupermarket.com Group plc	10,615	33,942
NetEnt AB*	4,510	35,569
Rightmove plc(a)	2,429	110,764
Scout24 AG* (c)	825	28,406
SMS Co. Ltd.	1,600	41,734
SUNeVision Holdings Ltd.	414,000	203,400
United Internet AG (Registered)	2,576	105,582
XING AG	165	33,543
Yahoo Japan Corp.	26,100	100,093
Zoopla Property Group plc(c)	13,398	49,793
		1,382,082
IT Services – 0.8%
Alten SA	1,155	82,437
Altran Technologies SA*	3,520	50,162
Amadeus IT Group SA	9,870	465,238
Atea ASA	49,682	445,554
Atos SE	3,148	326,518
Bechtle AG	596	62,557
Capgemini SA	3,766	311,603
CGI Group, Inc., Class A*	5,880	279,511
Computacenter plc(a)	3,355	29,758
Computershare Ltd.	12,644	101,506
DH Corp.	2,110	27,331
Digital Garage, Inc.	1,900	35,926
DTS Corp.	12,400	274,703
Econocom Group SA/NV	2,640	39,228

Investments	Shares	Value
IT Services – (continued)
FDM Group Holdings plc(a)	3,850	$27,709
Formula Systems 1985 Ltd.	4,349	167,587
Fujitsu Ltd.	69,000	409,135
GMO Payment Gateway, Inc.(a)	400	18,385
Indra Sistemas SA*	5,537	68,496
IRESS Ltd.	5,405	46,682
Itochu Techno-Solutions Corp.	1,200	29,610
Link Administration Holdings Ltd.	4,895	26,819
Matrix IT Ltd.	2,464	17,463
NCC Group plc	12,210	28,249
NEC Networks & System Integration Corp.	21,300	378,631
NET One Systems Co. Ltd.	47,300	343,435
Nihon Unisys Ltd.	2,600	31,695
Nomura Research Institute Ltd.	1,650	57,232
NTT Data Corp.	5,600	288,833
Obic Co. Ltd.	1,500	77,937
Otsuka Corp.	900	42,823
Paysafe Group plc*	9,790	51,755
Reply SpA	220	27,613
SCSK Corp.	400	14,921
Softcat plc	4,571	18,082
Sopra Steria Group(a)	663	67,344
Tieto OYJ	1,598	43,776
TIS, Inc.	2,300	52,069
Transcosmos, Inc.	2,100	53,157
Wirecard AG(a)	2,399	113,646
Worldline SA* (c)	1,045	28,684
Worldpay Group plc(c)	34,518	120,023
		5,183,823
Leisure Products – 0.2%
Amer Sports OYJ	2,640	71,770
Bandai Namco Holdings, Inc.	6,800	203,835
BRP, Inc.*	20,104	388,955
Heiwa Corp.	1,250	29,381
Mizuno Corp.	4,000	21,506
Sankyo Co. Ltd.	900	31,689
Sega Sammy Holdings, Inc.	5,800	85,605
Shimano, Inc.	1,900	324,728
Thule Group AB(c)	2,805	43,374

See Accompanying Notes to the Financial Statements.

140	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Leisure Products – (continued)
Tomy Co. Ltd.	3,700	$39,963
Yamaha Corp.	4,600	164,372
Yonex Co. Ltd.	600	26,464
		1,431,642
Life Sciences Tools & Services – 0.1%
Clinigen Group plc	4,510	40,746
Eurofins Scientific SE	147	66,696
Genfit* (a)	932	17,419
Gerresheimer AG	736	55,436
Lonza Group AG (Registered)*	1,288	243,299
MorphoSys AG*	1,100	48,631
QIAGEN NV*	5,600	136,528
Siegfried Holding AG (Registered)*	165	33,954
Tecan Group AG (Registered)	495	81,591
		724,300
Machinery – 3.5%
Aalberts Industries NV	1,980	62,455
Aida Engineering Ltd.	38,200	328,618
Alfa Laval AB	6,270	90,212
Alstom SA*	3,962	106,277
Amada Holdings Co. Ltd.	13,700	156,184
ANDRITZ AG	1,441	75,269
Asahi Diamond Industrial Co. Ltd.	2,500	18,628
Atlas Copco AB, Class A	12,803	376,079
Atlas Copco AB, Class B(a)	9,352	244,853
ATS Automation Tooling Systems, Inc.*	5,484	47,055
Bando Chemical Industries Ltd.	28,000	269,382
Bodycote plc	8,415	60,873
Bucher Industries AG (Registered)	275	61,151
Burckhardt Compression Holding AG	141	40,921
Cargotec OYJ, Class B	1,540	63,103
CKD Corp.	35,600	443,793
Construcciones y Auxiliar de Ferrocarriles SA	1,064	400,410
Conzzeta AG (Registered)	55	38,014

Investments	Shares	Value
Machinery – (continued)
Daifuku Co. Ltd.	4,800	$86,878
Danieli & C Officine Meccaniche SpA	7,741	144,257
Danieli & C Officine Meccaniche SpA (Retirement Savings Plan)	22,848	305,561
DMG Mori AG	1,007	46,026
DMG Mori Co. Ltd.	2,000	21,221
Duerr AG	605	45,031
Ebara Corp.	2,400	71,257
Faiveley Transport SA	275	29,950
FANUC Corp.	4,200	786,563
Fuji Machine Manufacturing Co. Ltd.	3,300	42,017
Fujitec Co. Ltd.	3,000	34,315
Fukushima Industries Corp.	11,200	382,091
Furukawa Co. Ltd.	242,000	386,887
GEA Group AG	3,864	149,203
Georg Fischer AG (Registered)	177	157,061
Glory Ltd.	2,000	66,137
Harmonic Drive Systems, Inc.(a)	1,500	42,266
Hino Motors Ltd.	11,300	123,124
Hitachi Construction Machinery Co. Ltd.	5,100	106,625
Hitachi Koki Co. Ltd.	6,200	52,451
Hitachi Zosen Corp.	98,300	494,844
Hoshizaki Corp.	1,200	108,255
IHI Corp.	56,000	147,614
IMI plc	5,885	71,419
Industria Macchine Automatiche SpA	495	30,577
Interpump Group SpA	3,355	53,769
Japan Steel Works Ltd. (The)	600	12,887
JTEKT Corp.	9,500	140,577
Jungheinrich AG (Preference)	2,352	74,112
Kawasaki Heavy Industries Ltd.	56,000	163,601
KION Group AG	2,655	160,131
Kitz Corp.	64,500	370,728
Komatsu Ltd.	37,300	831,650
Komax Holding AG (Registered)	165	39,794
Komori Corp.	4,400	55,856
Kone OYJ, Class B(a)	8,346	383,613

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	141

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Machinery – (continued)
Konecranes OYJ	2,579	$87,781
Krones AG	330	33,588
Kubota Corp.	26,087	420,654
KUKA AG*	495	56,215
Kurita Water Industries Ltd.	3,400	80,466
Makino Milling Machine Co. Ltd.	62,000	394,119
Makita Corp.	3,300	228,301
MAN SE	660	67,401
MAN SE (Preference)	183	18,486
Max Co. Ltd.	2,000	24,095
Meidensha Corp.	130,000	435,457
Metso OYJ(a)	3,481	91,199
Minebea Co. Ltd.	14,000	143,084
Mitsubishi Heavy Industries Ltd.	148,119	633,437
Mitsui Engineering & Shipbuilding Co. Ltd.(a)	62,000	86,140
Miura Co. Ltd.	3,300	56,934
Morgan Advanced Materials plc(a)	170,016	565,635
Nabtesco Corp.	2,300	68,725
Nachi-Fujikoshi Corp.(a)	135,000	512,585
Namura Shipbuilding Co. Ltd.(a)	36,339	221,662
New Flyer Industries, Inc.	1,870	52,322
NGK Insulators Ltd.	7,000	128,429
Nitta Corp.	900	23,295
NKT Holding A/S	16,072	1,080,916
Norma Group SE	1,617	74,306
NSK Ltd.	17,800	197,505
NTN Corp.	15,000	56,811
OC Oerlikon Corp. AG (Registered)* (a)	4,758	44,794
Oiles Corp.	17,820	323,044
OKUMA Corp.	5,000	41,871
OSG Corp.(a)	1,500	31,960
Palfinger AG	794	24,023
Pfeiffer Vacuum Technology AG	302	27,368
Rational AG	55	28,488
Rieter Holding AG (Registered)*	165	31,402

Investments	Shares	Value
Machinery – (continued)
Rotork plc(a)	10,820	$26,949
Ryobi Ltd.	100,000	402,531
Sandvik AB(a)	24,080	274,125
Schindler Holding AG	1,122	208,652
Schindler Holding AG (Registered)	330	61,068
Sembcorp Marine Ltd.(a)	29,000	26,981
Semperit AG Holding	5,768	156,175
Shima Seiki Manufacturing Ltd.	900	25,359
Shinmaywa Industries Ltd.	56,000	433,249
SKF AB, Class A	3,795	64,487
SKF AB, Class B	4,620	78,404
SMC Corp.	1,400	406,205
Spirax-Sarco Engineering plc	1,543	83,115
Stabilus SA*	715	37,198
Star Micronics Co. Ltd.	28,300	402,882
Sulzer AG (Registered)	242	23,860
Sumitomo Heavy Industries Ltd.	26,000	137,070
Tadano Ltd.(a)	6,500	72,989
Takeuchi Manufacturing Co. Ltd.	200	3,879
Takuma Co. Ltd.	56,181	515,913
THK Co. Ltd.	2,500	52,814
Toshiba Machine Co. Ltd.	74,245	268,479
Trelleborg AB, Class B	4,785	83,644
Tsubaki Nakashima Co. Ltd.	11,200	178,202
Tsubakimoto Chain Co.	9,000	71,342
Union Tool Co.	500	12,913
Valmet OYJ	5,005	74,232
Vesuvius plc(a)	130,592	581,158
Volvo AB, Class A	10,584	113,566
Volvo AB, Class B	58,128	624,998
Vossloh AG*	495	30,001
Wacker Neuson SE	14,952	206,519
Wartsila OYJ Abp	3,250	140,368
Weir Group plc (The)(a)	4,850	100,663
Yangzijiang Shipbuilding Holdings Ltd.(a)	103,300	55,290
Zardoya Otis SA(a)	2,516	21,209
		21,550,612

See Accompanying Notes to the Financial Statements.

142	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Marine – 0.3%
AP Moller – Maersk A/S, Class A	112	$163,639
AP Moller – Maersk A/S, Class B	224	343,288
Clarkson plc(a)	1,045	24,879
D/S Norden A/S* (a)	1,155	16,416
Dfds A/S	1,501	72,438
Iino Kaiun Kaisha Ltd.	4,300	15,999
Irish Continental Group plc	9,850	45,868
Kawasaki Kisen Kaisha Ltd.(a)	68,000	168,245
Kuehne + Nagel International AG (Registered)	1,288	174,790
Mitsui OSK Lines Ltd.	37,000	92,601
Nippon Yusen KK	55,000	112,528
Orient Overseas International Ltd.(a)	1,000	3,746
SITC International Holdings Co. Ltd.	774,000	458,121
Stolt-Nielsen Ltd.	10,976	135,014
Wilh Wilhelmsen ASA(a)	4,290	13,570
Wilh Wilhelmsen Holding ASA, Class A(a)	9,184	196,447
Wilh Wilhelmsen Holding ASA, Class B	4,721	96,978
		2,134,567
Media – 1.8%
Aimia, Inc.	90,496	489,533
Altice NV, Class A* (a)	7,560	139,226
Altice NV, Class B*	2,579	47,934
APN Outdoor Group Ltd.	7,260	26,241
Asatsu-DK, Inc.	2,500	69,349
Ascential plc	8,525	30,028
Atresmedia Corp. de Medios de Comunicacion SA	3,386	34,816
Axel Springer SE	1,100	55,003
Cineplex, Inc.	1,485	56,508
Cineworld Group plc	8,261	54,514
Cogeco Communications, Inc.	738	34,448
Cogeco, Inc.	5,410	199,608
Corus Entertainment, Inc., Class B(a)	62,720	518,045

Investments	Shares	Value
Media – (continued)
CTS Eventim AG & Co. KGaA	1,375	$49,333
CyberAgent, Inc.(a)	2,200	63,958
Daiichikosho Co. Ltd.	300	13,032
Daily Mail & General Trust plc, Class A(a)	5,665	51,873
Dentsu, Inc.	7,700	383,956
DHX Media Ltd.	3,400	17,276
Entertainment One Ltd.(a)	211,069	598,366
Euromoney Institutional Investor plc(a)	2,162	27,504
Eutelsat Communications SA(a)	4,683	98,050
Event Hospitality and Entertainment Ltd.	2,310	24,609
Fairfax Media Ltd.	1,423,912	893,909
Fuji Media Holdings, Inc.	1,200	16,558
GFK SE(a)	9,871	332,517
Hakuhodo DY Holdings, Inc.	7,400	88,939
Havas SA	3,520	28,596
Informa plc	17,640	144,834
IPSOS	20,776	677,546
ITV plc	78,736	163,900
JCDecaux SA(a)	1,595	48,703
Kadokawa Dwango Corp.*	1,500	22,139
Kinepolis Group NV	1,030	46,270
Lagardere SCA	3,526	89,673
Mediaset Espana Comunicacion SA	3,705	41,325
Mediaset SpA	11,276	32,187
Metropole Television SA	1,210	21,057
Modern Times Group MTG AB, Class B	1,045	28,171
Next Co. Ltd.	2,900	24,396
Nine Entertainment Co. Holdings Ltd.(a)	397,264	259,976
Nippon Television Holdings, Inc.	1,500	26,607
NOS SGPS SA	6,180	40,999
Pearson plc	18,032	166,766
ProSiebenSat.1 Media SE	5,208	224,136
Publicis Groupe SA	4,587	314,267
Quebecor, Inc., Class B	1,870	52,518
REA Group Ltd.	912	35,490
RTL Group SA	774	60,283

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	143

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Media – (continued)
Sanoma OYJ	49,292	$461,179
Schibsted ASA, Class A	2,672	64,149
Schibsted ASA, Class B	1,155	26,035
SES SA, FDR	8,568	196,767
Seven West Media Ltd.	579,376	299,796
Shaw Communications, Inc., Class B	8,792	174,364
Shochiku Co. Ltd.	3,000	33,601
Singapore Press Holdings Ltd.(a)	35,000	93,541
Sky Network Television Ltd.	15,785	52,172
SKY Perfect JSAT Holdings, Inc.	6,800	33,714
Sky plc	22,400	223,708
Southern Cross Media Group Ltd.	385,875	422,829
Stroeer SE & Co. KGaA(a)	605	27,539
Tamedia AG (Registered)	1,792	292,657
Technicolor SA (Registered)	13,255	77,388
Tele Columbus AG* (c)	3,355	26,498
Telenet Group Holding NV*	1,100	58,802
Television Broadcasts Ltd.	2,700	9,784
Television Francaise 1(a)	1,850	17,031
Toei Co. Ltd.	4,000	32,126
Toho Co. Ltd.	4,100	123,096
Tv Tokyo Holdings Corp.	4,900	112,096
UBM plc	8,066	70,756
Usen Corp.	53,400	172,266
Village Roadshow Ltd.	1,551	6,007
Wowow, Inc.	3,630	103,803
WPP AUNZ Ltd.	201,488	124,958
WPP plc	29,176	633,341
		10,934,975
Metals & Mining – 3.3%
Acacia Mining plc	7,260	45,958
Acerinox SA	1,179	14,501
Agnico Eagle Mines Ltd.	5,158	262,162
Aichi Steel Corp.	7,400	356,321
Alacer Gold Corp.*	13,035	26,357
Alamos Gold, Inc., Class A	13,287	104,293
Alumina Ltd.(a)	52,030	62,556
AMAG Austria Metall AG(c)	220	7,732

Investments	Shares	Value
Metals & Mining – (continued)
Anglo American plc*	30,184	$416,792
Antofagasta plc(a)	11,371	75,384
APERAM SA	1,892	85,854
ArcelorMittal*	71,736	482,674
Asahi Holdings, Inc.	20,400	366,515
Aurubis AG	1,561	81,092
B2Gold Corp.*	20,020	57,958
Barrick Gold Corp.	25,482	448,704
Bekaert SA	1,430	63,518
BHP Billiton Ltd.	68,824	1,208,213
BHP Billiton plc	46,368	698,859
BlueScope Steel Ltd.	21,780	129,273
Boliden AB	10,199	236,618
Centamin plc	47,960	92,399
Centerra Gold, Inc.(a)	97,496	493,209
China Gold International Resources Corp. Ltd.*	13,261	34,433
Daido Steel Co. Ltd.	10,000	42,442
Detour Gold Corp.*	3,740	71,354
Dominion Diamond Corp.	51,128	434,888
Dowa Holdings Co. Ltd.	11,000	81,753
Eldorado Gold Corp.*	15,211	48,008
Endeavour Mining Corp.*	3,259	63,709
Eramet*	186	8,718
Evolution Mining Ltd.	41,888	72,037
Evraz plc*	11,605	29,060
First Majestic Silver Corp.* (a)	6,710	53,920
First Quantum Minerals Ltd.	14,630	139,068
Fortescue Metals Group Ltd.(a)	35,750	149,622
Fortuna Silver Mines, Inc.*	5,665	38,760
Franco-Nevada Corp.	3,853	252,382
Fresnillo plc	4,098	82,053
Glencore plc*	262,304	800,617
Goldcorp, Inc.	19,024	289,139
Granges AB	39,312	382,379
G-Resources Group Ltd.	673,335	11,809
Guyana Goldfields, Inc.*	6,655	39,178
Hill & Smith Holdings plc(a)	3,245	39,777
Hitachi Metals Ltd.	6,040	75,410
Hochschild Mining plc	13,695	44,559
HudBay Minerals, Inc.	10,560	44,517
IAMGOLD Corp.*	20,564	82,394
Iluka Resources Ltd.	8,525	37,431

See Accompanying Notes to the Financial Statements.

144	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Independence Group NL	18,425	$59,587
Ivanhoe Mines Ltd., Class A* (a)	18,600	29,005
JFE Holdings, Inc.	22,400	321,127
KAZ Minerals plc* (a)	18,115	63,253
Kinross Gold Corp.*	27,328	106,233
Kirkland Lake Gold, Inc.*	5,416	37,582
Kobe Steel Ltd.* (a)	13,900	114,814
Kyoei Steel Ltd.	13,900	265,077
Labrador Iron Ore Royalty Corp.	579	6,346
Lundin Mining Corp.*	23,705	92,857
MAG Silver Corp.*	2,970	43,611
Maruichi Steel Tube Ltd.	1,000	32,212
Mineral Resources Ltd.	7,260	63,918
Mitsubishi Materials Corp.	3,900	111,895
Mitsui Mining & Smelting Co. Ltd.	366,000	814,997
Mountain Province Diamonds, Inc.*	6,215	32,460
Nevsun Resources Ltd.	6,566	19,057
New Gold, Inc.*	10,615	41,898
Newcrest Mining Ltd.	16,744	287,445
Nippon Light Metal Holdings Co. Ltd.	326,500	742,575
Nippon Steel & Sumitomo Metal Corp.	34,810	688,515
Nisshin Steel Co. Ltd.	5,500	73,012
Norsk Hydro ASA	45,707	204,676
Northern Star Resources Ltd.	22,935	72,602
Novagold Resources, Inc.*	5,390	26,985
OceanaGold Corp.	17,500	53,535
OceanaGold Corp.*	1,000	3,059
Osaka Steel Co. Ltd.	6,600	123,540
OSAKA Titanium Technologies Co. Ltd.	1,000	13,389
Osisko Gold Royalties Ltd.	4,620	48,673
Outokumpu OYJ*	8,221	57,225
OZ Minerals Ltd.	14,685	74,870
Pan American Silver Corp.	3,300	52,741
Polymetal International plc	6,154	66,945
Pretium Resources, Inc.*	5,225	51,110

Investments	Shares	Value
Metals & Mining – (continued)
Randgold Resources Ltd.	2,159	$190,841
Regis Resources Ltd.	20,955	51,824
Rio Tinto Ltd.	9,563	394,266
Rio Tinto plc	26,544	920,213
Salzgitter AG	1,760	57,686
Sandfire Resources NL	94,584	374,263
Sanyo Special Steel Co. Ltd.	81,000	414,693
Saracen Mineral Holdings Ltd.*	34,045	28,886
Seabridge Gold, Inc.* (a)	2,255	24,632
SEMAFO, Inc.*	17,791	69,823
Silver Standard Resources, Inc.*	5,060	55,574
Silver Wheaton Corp.	10,527	253,858
Sims Metal Management Ltd.	5,940	45,291
South32 Ltd.	119,728	234,145
SSAB AB, Class A* (a)	6,914	21,942
SSAB AB, Class B*	11,270	29,957
St. Barbara Ltd.*	292,992	586,364
Sumitomo Metal Mining Co. Ltd.	21,000	271,680
Syrah Resources Ltd.*	11,608	31,799
Tahoe Resources, Inc.(a)	6,600	79,185
Teck Resources Ltd., Class B(a)	10,192	220,228
thyssenkrupp AG	8,866	204,972
Toho Titanium Co. Ltd.	200	1,334
Tokyo Steel Manufacturing Co. Ltd.	60,500	418,552
Topy Industries Ltd.(a)	9,000	208,802
Torex Gold Resources, Inc.*	3,421	63,685
Turquoise Hill Resources Ltd.*	16,776	52,071
UACJ Corp.	172,000	561,412
Vedanta Resources plc	37,184	323,914
voestalpine AG	4,049	143,053
Yamana Gold, Inc.	20,832	74,453
Yamato Kogyo Co. Ltd.	1,100	30,953
Yodogawa Steel Works Ltd.	2,800	76,391
		20,679,927
Multiline Retail – 0.5%
B&M European Value Retail SA	10,725	30,719
Canadian Tire Corp. Ltd., Class A(a)	1,458	141,835

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	145

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Multiline Retail – (continued)
Debenhams plc(a)	631,856	$414,259
Dollarama, Inc.	2,408	180,081
Don Quijote Holdings Co. Ltd.	3,400	129,257
Fuji Co. Ltd.	800	16,786
H2O Retailing Corp.	1,815	26,944
Harvey Norman Holdings Ltd.	14,630	56,220
Hudson’s Bay Co.	4,000	49,185
Isetan Mitsukoshi Holdings Ltd.	17,600	177,867
Izumi Co. Ltd.	700	32,374
J Front Retailing Co. Ltd.	7,700	106,028
Kintetsu Department Store Co. Ltd.*	18,000	59,780
Lifestyle International Holdings Ltd.	31,500	42,245
Marks & Spencer Group plc	63,056	262,134
Marui Group Co. Ltd.	5,500	77,199
Matsuya Co. Ltd.	1,500	11,990
Myer Holdings Ltd.(a)	496,501	443,930
Next plc(a)	3,193	187,744
Parco Co. Ltd.	15,000	138,888
Ryohin Keikaku Co. Ltd.	500	106,771
Seria Co. Ltd.	500	39,492
Takashimaya Co. Ltd.	11,000	89,708
Warehouse Group Ltd. (The)	51,181	109,845
		2,931,281
Multi-Utilities – 0.8%
A2A SpA	59,895	81,480
ACEA SpA	1,485	19,209
AGL Energy Ltd.	14,616	213,321
Atco Ltd., Class I	2,744	96,268
Canadian Utilities Ltd., Class A	2,695	77,075
Centrica plc	124,152	324,678
DUET Group	64,004	115,915
E.ON SE	74,928	548,012
Engie SA(a)	60,480	870,826
Hera SpA	23,474	59,956
Iren SpA	341,992	613,323
Just Energy Group, Inc.	4,895	25,712
National Grid plc	85,344	1,109,693
REN – Redes Energeticas Nacionais SGPS SA	112,056	326,989

Investments	Shares	Value
Multi-Utilities – (continued)
RWE AG*	19,096	$302,692
RWE AG (Non-Voting) (Preference)	1,032	11,884
Suez	9,017	142,583
Telecom Plus plc	2,365	34,187
Veolia Environnement SA	12,488	272,144
		5,245,947
Oil, Gas & Consumable Fuels – 4.7%
Advantage Oil & Gas Ltd.*	8,745	59,050
Africa Oil Corp.*	17,930	25,686
Aker BP ASA*	1,072	17,227
AltaGas Ltd.(a)	3,025	74,911
ARC Resources Ltd.	7,540	128,100
Baytex Energy Corp.* (a)	126,728	487,906
Beach Energy Ltd.	860,140	474,529
Birchcliff Energy Ltd.*	10,537	67,141
Bonterra Energy Corp.	454	8,550
BP plc	416,642	2,460,476
Brightoil Petroleum Holdings Ltd.	50,147	14,485
BW LPG Ltd.(a)(c)	41,440	133,890
Cairn Energy plc*	27,170	67,472
Caltex Australia Ltd.	5,712	133,569
Cameco Corp.	8,030	61,891
Canadian Natural Resources Ltd.	24,024	763,068
CEFC International Ltd.*	462,000	58,086
Cenovus Energy, Inc.	19,544	282,168
Cosmo Energy Holdings Co. Ltd.	39,400	516,660
Crescent Point Energy Corp.(a)	18,760	223,538
Delek Group Ltd.	19	3,724
DNO ASA*	32,725	28,079
Enbridge Income Fund Holdings, Inc.	2,145	54,479
Enbridge, Inc.	20,312	877,800
Encana Corp.	32,256	307,819
Enerplus Corp.	143,136	964,386
Eni SpA	58,464	846,606
Euronav NV	5,919	46,321
Freehold Royalties Ltd.	6,102	57,366
Galp Energia SGPS SA	9,072	122,817

See Accompanying Notes to the Financial Statements.

146	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Gaztransport Et Technigaz SA(a)	13,552	$457,556
Gibson Energy, Inc.	1,301	16,337
Hoegh LNG Holdings Ltd.	387	4,057
Husky Energy, Inc.*	11,704	126,013
Idemitsu Kosan Co. Ltd.	4,100	94,458
Imperial Oil Ltd.	5,600	181,757
Inpex Corp.	23,400	219,470
Inter Pipeline Ltd.	7,129	147,926
Itochu Enex Co. Ltd.	33,700	259,120
James Fisher & Sons plc(a)	1,760	34,767
Japan Petroleum Exploration Co. Ltd.	200	4,391
JX Holdings, Inc.	97,500	385,880
Kelt Exploration Ltd.*	5,800	25,662
Keyera Corp.	3,752	112,707
Koninklijke Vopak NV	1,430	72,116
Lundin Petroleum AB*	4,170	75,112
MEG Energy Corp.* (a)	3,480	14,203
Naphtha Israel Petroleum Corp. Ltd.*	23,429	127,067
Neste OYJ	4,816	207,635
New Hope Corp. Ltd.	15,270	21,845
New Zealand Refining Co. Ltd. (The)	82,488	132,187
NewOcean Energy Holdings Ltd.	564,000	145,457
Nippon Gas Co. Ltd.	2,000	60,618
Nostrum Oil & Gas plc*	4,768	20,433
NuVista Energy Ltd.*	6,553	33,346
Oil Refineries Ltd.*	38,080	13,425
OMV AG	5,264	164,312
Ophir Energy plc* (a)	44,047	37,241
Origin Energy Ltd.	60,648	246,903
Pacific Exploration and Production Corp.* (a) (b)	105,840	50,541
Paramount Resources Ltd., Class A*	2,879	32,694
Parex Resources, Inc.*	7,102	81,764
Parkland Fuel Corp.	2,365	55,285
Paz Oil Co. Ltd.	140	21,849
Pembina Pipeline Corp.	8,584	263,936

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
Pengrowth Energy Corp.(a)	267,568	$413,256
Peyto Exploration & Development Corp.	3,575	91,919
PrairieSky Royalty Ltd.(a)	4,547	98,964
Raging River Exploration, Inc.*	9,112	73,086
Repsol SA	24,697	345,585
Royal Dutch Shell plc, Class A	176,341	4,388,783
Royal Dutch Shell plc, Class B	127,288	3,286,835
San-Ai Oil Co. Ltd.	34,400	242,569
Santos Ltd.	34,664	94,168
Saras SpA(a)	215,302	373,374
Seven Generations Energy Ltd., Class A*	5,052	107,806
Showa Shell Sekiyu KK	10,200	95,220
Soco International plc	8,244	13,915
Statoil ASA	23,170	380,202
Suncor Energy, Inc.	37,240	1,118,381
TonenGeneral Sekiyu KK	11,000	108,445
TORC Oil & Gas Ltd.	5,977	33,848
TORM plc	825	7,051
Total Gabon	440	62,703
TOTAL SA	55,078	2,639,661
Tourmaline Oil Corp.*	3,649	95,700
TransCanada Corp.	17,472	791,569
Tullow Oil plc* (a)	20,401	65,930
Veresen, Inc.	7,831	70,992
Vermilion Energy, Inc.(a)	2,352	92,308
Washington H Soul Pattinson & Co. Ltd.	3,049	36,890
Whitecap Resources, Inc.	10,560	84,464
Whitehaven Coal Ltd.*	24,365	56,178
Woodside Petroleum Ltd.	15,344	331,249
Z Energy Ltd.	8,800	49,231
		28,966,152
Paper & Forest Products – 0.6%
Altri SGPS SA	60,704	211,410
Canfor Corp.*	44,968	499,253
Daio Paper Corp.(a)	3,745	44,975
Hokuetsu Kishu Paper Co. Ltd.	4,900	30,635
Holmen AB, Class B	2,035	69,747
Interfor Corp.* (a)	2,970	33,262
KuangChi Science Ltd.* (a)	55,000	19,149

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	147

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Paper & Forest Products – (continued)
Metsa Board OYJ(a)	6,595	$37,846
Mondi plc	14,056	273,889
Munksjo OYJ*	22,680	325,441
Navigator Co. SA (The)	6,520	19,083
Nippon Paper Industries Co. Ltd.	4,700	88,020
Norbord, Inc.	24,248	570,807
Oji Holdings Corp.	30,000	127,040
Semapa-Sociedade de Investimento e Gestao	17,401	223,559
Stella-Jones, Inc.	1,045	37,114
Stora Enso OYJ, Class R	20,219	190,944
UPM-Kymmene OYJ	20,217	469,832
West Fraser Timber Co. Ltd.	2,757	94,461
Western Forest Products, Inc.	233,520	355,442
		3,721,909
Personal Products – 0.9%
Asaleo Care Ltd.	20,405	22,670
Beiersdorf AG	2,072	182,160
Blackmores Ltd.(a)	134	11,429
Ci:z Holdings Co. Ltd.	1,800	51,558
euglena Co. Ltd.* (a)	3,900	52,997
Fancl Corp.	2,500	37,755
Interparfums SA	448	12,832
Kao Corp.	11,000	565,780
Kobayashi Pharmaceutical Co. Ltd.	1,400	73,141
Kose Corp.	700	63,882
L’Oreal SA	5,385	962,490
Mandom Corp.	1,300	60,618
Noevir Holdings Co. Ltd.	1,900	57,496
Ontex Group NV	1,029	31,070
Oriflame Holding AG	1,656	60,961
Pola Orbis Holdings, Inc.(a)	500	41,585
Shiseido Co. Ltd.	11,200	288,620
Unilever NV, CVA(a)	37,863	1,584,677
Unilever plc	28,000	1,168,450
		5,330,171
Pharmaceuticals – 4.3%
ALK-Abello A/S	344	46,433

Investments	Shares	Value
Pharmaceuticals – (continued)
Almirall SA	2,295	$32,982
Astellas Pharma, Inc.	47,400	703,433
AstraZeneca plc	27,590	1,545,451
Bayer AG (Registered)	17,976	1,779,191
Boiron SA	385	32,514
BTG plc*	7,934	63,738
Chugai Pharmaceutical Co. Ltd.	6,100	207,813
Concordia International Corp.(a)	22,736	77,695
COSMO Pharmaceuticals NV	110	16,007
Daiichi Sankyo Co. Ltd.	13,900	334,124
Dechra Pharmaceuticals plc(a)	5,318	87,327
Eisai Co. Ltd.	6,100	388,807
Galenica AG (Registered)	111	111,348
GlaxoSmithKline plc	106,232	2,099,173
GW Pharmaceuticals plc*	10,945	106,234
H Lundbeck A/S*	1,320	42,501
Haw Par Corp. Ltd.	3,200	20,599
Hikma Pharmaceuticals plc	3,103	66,449
Hisamitsu Pharmaceutical Co., Inc.	1,900	101,432
Hutchison China MediTech Ltd.*	715	16,608
Indivior plc	382,088	1,466,648
Ipsen SA	770	53,143
JCR Pharmaceuticals Co. Ltd.	600	15,056
Kaken Pharmaceutical Co. Ltd.	1,600	100,795
Kissei Pharmaceutical Co. Ltd.	1,400	36,610
KYORIN Holdings, Inc.	1,000	22,363
Kyowa Hakko Kirin Co. Ltd.	5,000	76,367
Mayne Pharma Group Ltd.*	59,285	73,985
Merck KGaA	2,744	281,727
Mitsubishi Tanabe Pharma Corp.	4,600	89,562
Mochida Pharmaceutical Co. Ltd.	400	31,327
Nichi-iko Pharmaceutical Co. Ltd.	1,000	17,947
Nippon Shinyaku Co. Ltd.	1,400	71,009
Novartis AG (Registered)	57,232	4,074,358
Novo Nordisk A/S, Class B	40,320	1,440,223
Ono Pharmaceutical Co. Ltd.	11,800	299,478
Orion OYJ, Class A	1,474	62,564

See Accompanying Notes to the Financial Statements.

148	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Pharmaceuticals – (continued)
Orion OYJ, Class B	1,450	$61,656
Otsuka Holdings Co. Ltd.	12,500	546,819
Recipharm AB, Class B	2,145	31,266
Recordati SpA	2,342	66,185
Roche Holding AG	15,344	3,529,942
Roche Holding AG – BR	672	156,363
Rohto Pharmaceutical Co. Ltd.	1,000	17,548
Sanofi	25,928	2,016,845
Santen Pharmaceutical Co. Ltd.	11,300	164,954
Sawai Pharmaceutical Co. Ltd.	700	45,230
Seikagaku Corp.	1,800	28,879
Shionogi & Co. Ltd.	6,900	339,993
Sosei Group Corp.*	300	45,049
STADA Arzneimittel AG	2,352	117,582
Sumitomo Dainippon Pharma Co. Ltd.	3,800	65,850
Taisho Pharmaceutical Holdings Co. Ltd.	1,400	136,556
Takeda Pharmaceutical Co. Ltd.	14,800	661,940
Teva Pharmaceutical Industries Ltd.	38,540	1,612,565
Torii Pharmaceutical Co. Ltd.	700	16,127
Towa Pharmaceutical Co. Ltd.	400	14,921
Tsumura & Co.	900	25,574
UCB SA	2,801	189,416
United Laboratories International Holdings Ltd. (The)*	354,000	195,834
Valeant Pharmaceuticals International, Inc.*	11,368	202,805
Vectura Group plc*	27,225	45,006
Virbac SA*	281	44,665
ZERIA Pharmaceutical Co. Ltd.	3,100	51,979
		26,524,570
Professional Services – 0.8%
Adecco Group AG (Registered)	3,640	216,619
AF AB, Class B	2,228	40,873
ALS Ltd.	11,071	52,485
Applus Services SA	78,547	753,575

Investments	Shares	Value
Professional Services – (continued)
Bureau Veritas SA	6,440	$121,495
Capita plc	15,571	111,402
DKSH Holding AG	660	45,784
en-japan, Inc.	1,000	19,270
Experian plc	21,168	406,526
Hays plc	34,264	57,144
Intertek Group plc	3,472	144,888
McMillan Shakespeare Ltd.(a)	46,525	383,417
Meitec Corp.	2,400	81,762
Morneau Shepell, Inc.	2,428	36,305
Nomura Co. Ltd.	3,000	48,703
Pagegroup plc	13,215	58,583
Randstad Holding NV	2,880	148,113
Recruit Holdings Co. Ltd.	9,000	361,422
RELX NV	23,016	387,913
RELX plc	23,881	425,974
SAI Global Ltd.	14,970	53,312
SEEK Ltd.	7,421	82,672
SGS SA (Registered)	104	210,966
Stantec, Inc.	3,052	67,951
TechnoPro Holdings, Inc.	900	30,875
Teleperformance	1,232	130,014
Temp Holdings Co. Ltd.	5,700	96,659
Wolters Kluwer NV	6,720	259,705
WS Atkins plc	3,296	60,844
		4,895,251
Real Estate Management & Development – 3.0%
ADO Group Ltd.*	5,936	76,489
ADO Properties SA(c)	1,045	38,026
Aeon Mall Co. Ltd.	7,690	114,159
Africa Israel Properties Ltd.	7,639	131,232
Airport City Ltd.*	3,579	38,905
Allreal Holding AG (Registered)*	583	85,838
Alrov Properties and Lodgings Ltd.	560	11,965
Altus Group Ltd.	1,760	37,991
Amot Investments Ltd.	71,538	298,393
Atrium European Real Estate Ltd.*	1,234	5,274
Atrium Ljungberg AB, Class B	1,034	16,103
Aveo Group	21,223	52,002

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	149

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Azrieli Group Ltd.	639	$27,186
Bayside Land Corp.	368	144,011
Big Shopping Centers Ltd.	2,006	134,858
Blue Square Real Estate Ltd.	336	13,630
BUWOG AG*	1,760	42,474
CA Immobilien Anlagen AG*	1,760	31,911
Capital & Counties Properties plc	16,280	57,303
CapitaLand Ltd.	56,000	124,319
Castellum AB	9,199	124,808
Cheung Kong Property Holdings Ltd.	112,000	829,726
Chinese Estates Holdings Ltd.	7,000	12,655
City Developments Ltd.	13,300	81,124
Citycon OYJ	17,169	40,201
CLS Holdings plc* (a)	1,424	26,965
Colliers International Group, Inc.	1,540	53,660
Conwert Immobilien Invest SE*	3,153	55,854
Countrywide plc(a)	91,594	201,512
D Carnegie & Co. AB* (a)	24,472	275,332
Daejan Holdings plc(a)	5,419	360,906
Daibiru Corp.	400	3,472
Daikyo, Inc.(a)	2,000	4,282
Daito Trust Construction Co. Ltd.	1,700	284,317
Daiwa House Industry Co. Ltd.	14,200	389,981
Deutsche EuroShop AG	1,157	49,908
Deutsche Wohnen AG	7,392	240,824
Emperor International Holdings Ltd.	540,000	126,734
Fabege AB	3,190	53,959
Far East Consortium International Ltd.	651,222	267,044
Fastighets AB Balder, Class B*	2,530	57,547
First Capital Realty, Inc.	1,846	29,462
FirstService Corp.	980	39,741
Fonciere de Paris SIIC	403	58,481
Gateway Lifestyle	15,070	26,605
Gazit-Globe Ltd.	3,940	35,495
Global Logistic Properties Ltd.	70,000	89,266
Goldcrest Co. Ltd.	12,200	221,860

Investments	Shares	Value
Real Estate Management & Development – (continued)
Grainger plc	22,537	$60,809
Great Eagle Holdings Ltd.	8,424	37,423
GuocoLand Ltd.	8,800	12,107
Hang Lung Group Ltd.	19,000	72,890
Hang Lung Properties Ltd.	54,000	119,213
Hemfosa Fastigheter AB	95,747	902,122
Henderson Land Development Co. Ltd.	23,772	140,857
Hiag Immobilien Holding AG*	112	11,666
HKR International Ltd.*	465,600	223,949
Ho Bee Land Ltd.	115,100	176,136
Hufvudstaden AB, Class A	2,640	40,910
Hulic Co. Ltd.	8,800	83,825
Hysan Development Co. Ltd.(a)	19,000	87,713
IMMOFINANZ AG* (a)	18,810	40,476
Inmobiliaria Colonial SA	3,696	26,064
Intershop Holding AG	55	28,087
Jerusalem Oil Exploration*	5,336	234,658
Jeudan A/S*	112	11,487
K Wah International Holdings Ltd.	703,851	382,111
Kenedix, Inc.	6,700	28,181
Kennedy Wilson Europe Real Estate plc(a)	63,168	782,786
Kerry Properties Ltd.(a)	39,000	123,465
Klovern AB, Class B	293,776	310,172
Kowloon Development Co. Ltd.	189,000	189,369
Kungsleden AB(a)	93,352	589,820
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	507,500	202,873
LEG Immobilien AG*	1,400	117,925
LendLease Group	19,432	199,917
Leopalace21 Corp.	7,900	51,421
Melisron Ltd.	817	34,610
Mitsubishi Estate Co. Ltd.	29,382	581,992
Mitsui Fudosan Co. Ltd.	22,000	500,462
Mobimo Holding AG (Registered)* (a)	252	60,675
Morguard Corp.	3,080	387,203
New World Development Co. Ltd.	188,639	235,226
Nexity SA*	1,545	77,475

See Accompanying Notes to the Financial Statements.

150	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Nomura Real Estate Holdings, Inc.	5,800	$98,079
Norstar Holdings, Inc.	10,287	173,749
NTT Urban Development Corp.	3,200	29,355
Open House Co. Ltd.	17,000	359,623
Oxley Holdings Ltd.	283,100	94,577
PATRIZIA Immobilien AG*	1,875	38,703
Perennial Real Estate Holdings Ltd.	28,000	16,898
Property & Building Corp. Ltd.	930	76,614
PSP Swiss Property AG (Registered)	817	73,116
Relo Group, Inc.	227	37,479
Sagax AB, Class B	4,852	42,892
Savills plc	81,872	693,705
Servcorp Ltd.	3,080	18,609
Sinarmas Land Ltd.	65,600	22,622
Sino Land Co. Ltd.	129,233	219,975
Sponda OYJ	8,195	38,736
St Modwen Properties plc(a)	4,897	16,310
Sumitomo Real Estate Sales Co. Ltd.	1,100	24,913
Sumitomo Realty & Development Co. Ltd.	10,000	262,930
Sun Hung Kai Properties Ltd.	34,435	514,204
Swire Pacific Ltd., Class A	16,000	166,399
Swire Pacific Ltd., Class B	42,500	79,576
Swire Properties Ltd.	20,400	58,663
Swiss Prime Site AG (Registered)*	1,592	132,090
TAG Immobilien AG	7,460	99,440
TAI Cheung Holdings Ltd.	224,000	190,931
Takara Leben Co. Ltd.(a)	49,236	334,534
TLG Immobilien AG	2,475	51,766
TOC Co. Ltd.	2,600	23,530
Tokyo Tatemono Co. Ltd.	7,000	88,995
Tokyu Fudosan Holdings Corp.	23,800	134,305
Tricon Capital Group, Inc.	5,225	34,073
UNITE Group plc (The)	9,625	65,043
United Industrial Corp. Ltd.	5,600	10,943
Unizo Holdings Co. Ltd.(a)	1,300	36,123
UOL Group Ltd.	26,389	107,497

Investments	Shares	Value
Real Estate Management & Development – (continued)
Vonovia SE	9,688	$340,742
Wallenstam AB, Class B	5,225	40,281
Wharf Holdings Ltd. (The)	48,000	360,858
Wheelock & Co. Ltd.	24,000	148,243
Wihlborgs Fastigheter AB	4,169	80,871
Wing Tai Holdings Ltd.	244,000	297,133
		18,424,990
Road & Rail – 1.4%
Aurizon Holdings Ltd.	1,177	4,371
Canadian National Railway Co.	16,856	1,060,472
Canadian Pacific Railway Ltd.	3,024	432,622
Central Japan Railway Co.	4,500	765,024
ComfortDelGro Corp. Ltd.	36,000	65,694
DSV A/S	4,144	200,539
East Japan Railway Co.	8,500	748,770
Europcar Groupe SA* (c)	1,760	16,334
Firstgroup plc*	731,472	978,787
Fukuyama Transporting Co. Ltd.(a)	5,000	28,453
Go-Ahead Group plc	23,648	598,802
Hankyu Hanshin Holdings, Inc.	5,400	178,827
Hitachi Transport System Ltd.	2,700	55,652
Keikyu Corp.	10,000	100,776
Keio Corp.	14,000	115,906
Keisei Electric Railway Co. Ltd.	3,500	84,498
Kintetsu Group Holdings Co. Ltd.	62,000	250,159
MTR Corp. Ltd.(a)	30,174	167,118
Nagoya Railroad Co. Ltd.	29,000	152,886
Nankai Electric Railway Co. Ltd.	15,000	68,088
National Express Group plc	17,820	80,020
Nikkon Holdings Co. Ltd.	2,600	55,867
Nippon Express Co. Ltd.	29,000	143,227
Nishi-Nippon Railroad Co. Ltd.	5,000	23,695
Northgate plc(a)	78,792	404,749
Odakyu Electric Railway Co. Ltd.	7,000	142,884
Sankyu, Inc.	11,669	68,736
Seino Holdings Co. Ltd.	7,500	83,147
Senko Co. Ltd.	78,800	544,405
Sixt SE(a)	550	33,281

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	151

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Road & Rail – (continued)
Sixt SE (Preference)	238	$10,592
Sotetsu Holdings, Inc.	10,000	48,818
Stagecoach Group plc(a)	17,200	41,537
Stef SA	2,128	164,526
Tobu Railway Co. Ltd.	20,000	98,206
Tokyu Corp.	23,000	172,251
TransForce, Inc.	2,300	52,221
Transport International Holdings Ltd.	19,200	58,059
West Japan Railway Co.	4,200	258,671
		8,558,670
Semiconductors & Semiconductor Equipment – 0.6%
Advantest Corp.	2,300	32,896
ams AG	1,462	41,026
ASM International NV	677	28,839
ASM Pacific Technology Ltd.(a)	5,000	48,260
ASML Holding NV	9,819	1,038,686
Baloise Holding AG (Registered)	1,905	234,633
BE Semiconductor Industries NV	1,050	34,145
Dialog Semiconductor plc*	3,080	120,702
Disco Corp.	800	96,684
Infineon Technologies AG	24,416	437,739
Melexis NV	495	32,400
Nordic Semiconductor ASA* (a)	8,723	34,886
NuFlare Technology, Inc.	2,100	112,509
Renesas Electronics Corp.*	4,200	26,498
Rohm Co. Ltd.	2,200	115,773
SCREEN Holdings Co. Ltd.	1,800	123,157
Shinko Electric Industries Co. Ltd.	5,800	37,366
STMicroelectronics NV(a)	24,360	231,973
Sumco Corp.	4,100	42,996
Tokyo Electron Ltd.	3,600	325,040
Tokyo Seimitsu Co. Ltd.	23,800	649,328
Tower Semiconductor Ltd.*	3,423	52,931
U-Blox AG*	274	51,813
Ulvac, Inc.	1,100	34,753
		3,985,033

Investments	Shares	Value
Software – 0.9%
Altium Ltd.	4,015	$23,953
AVEVA Group plc(a)	2,695	60,542
BasWare OYJ*	715	26,257
COLOPL, Inc.(a)	1,000	14,398
Computer Modelling Group Ltd.	1,600	11,843
Constellation Software, Inc.	452	211,911
Dassault Systemes	2,968	234,709
Descartes Systems Group, Inc. (The)*	4,000	83,417
Enghouse Systems Ltd.	825	31,018
Fidessa Group plc	1,560	46,834
Gemalto NV	1,792	97,306
GungHo Online Entertainment, Inc.(a)	12,100	30,629
IGG, Inc.	467,000	341,450
Industrial & Financial Systems, Class B(b)	588	25,843
Justsystems Corp.	5,600	54,889
Kinaxis, Inc.*	880	43,033
Koei Tecmo Holdings Co. Ltd.	1,440	27,571
Konami Holdings Corp.	1,500	59,166
Micro Focus International plc	4,180	109,263
Nemetschek SE	770	47,943
Nexon Co. Ltd.	2,100	35,771
Nice Ltd.	1,452	96,291
Nintendo Co. Ltd.	2,500	605,224
NSD Co. Ltd.	880	14,161
Open Text Corp.	2,931	182,125
Oracle Corp. Japan	800	43,546
Playtech plc	6,010	68,093
Rentian Technology Holdings Ltd.*	2,240,000	150,203
Sage Group plc (The)	24,640	217,049
SAP SE	20,964	1,843,974
Silverlake Axis Ltd.	56,400	25,933
SimCorp A/S	2,204	121,630
Software AG	1,320	47,895
Sophos Group plc(a)(c)	11,880	33,505
Square Enix Holdings Co. Ltd.	1,800	59,609
Technology One Ltd.	8,800	37,700
Temenos Group AG (Registered)*	1,377	88,908

See Accompanying Notes to the Financial Statements.

152	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Software – (continued)
Trend Micro, Inc.	2,500	$88,024
Ubisoft Entertainment SA*	2,091	71,057
Xero Ltd.*	1,674	21,269
		5,433,942
Specialty Retail – 1.9%
ABC-Mart, Inc.(a)	400	24,323
Alpen Co. Ltd.	8,100	147,455
AOKI Holdings, Inc.	26,500	320,517
Aoyama Trading Co. Ltd.	500	17,605
AP Eagers Ltd.	1,953	14,564
Autobacs Seven Co. Ltd.	1,400	19,904
Automotive Holdings Group Ltd.	157,775	486,238
BCA Marketplace plc	35,365	77,827
Bic Camera, Inc.	4,100	35,310
Bilia AB, Class A	1,642	39,223
Card Factory plc	8,379	25,953
Chiyoda Co. Ltd.	2,800	66,533
Chow Sang Sang Holdings International Ltd.(a)	245,000	432,826
Chow Tai Fook Jewellery Group Ltd.	16,000	11,348
Clas Ohlson AB, Class B	3,046	43,049
DCM Holdings Co. Ltd.(a)	69,200	605,833
Delek Automotive Systems Ltd.	21,927	187,259
Dixons Carphone plc	24,416	93,810
Dufry AG (Registered)*	715	87,052
Dunelm Group plc	400	3,694
EDION Corp.(a)	52,900	468,667
Esprit Holdings Ltd.*	42,000	34,662
Fast Retailing Co. Ltd.	1,400	472,418
Fielmann AG	603	41,763
Geo Holdings Corp.	21,200	268,921
Giordano International Ltd.	110,000	58,015
GrandVision NV(c)	1,265	28,933
Greencross Ltd.	5,753	30,557
Groupe Fnac SA*	751	51,124
Halfords Group plc(a)	122,924	509,064
Hennes & Mauritz AB, Class B	21,056	593,064
Hikari Tsushin, Inc.	600	55,041
Hornbach Baumarkt AG	4,279	134,762

Investments	Shares	Value
Specialty Retail – (continued)
Hornbach Holding AG & Co. KGaA	5,320	$374,459
Industria de Diseno Textil SA	24,528	856,235
JB Hi-Fi Ltd.	4,687	101,255
JD Sports Fashion plc(a)	1,723	31,954
Jin Co. Ltd.(a)	900	46,762
Joshin Denki Co. Ltd.	32,000	273,759
Joyful Honda Co. Ltd.	4,200	115,946
Kingfisher plc	50,232	221,579
Kohnan Shoji Co. Ltd.	16,800	332,211
K’s Holdings Corp.	1,300	22,503
Laox Co. Ltd.* (a)	1,700	13,718
Leon’s Furniture Ltd.	1,650	20,510
L’Occitane International SA(a)	8,750	18,076
Lookers plc(a)	204,232	257,451
Luk Fook Holdings International Ltd.(a)	184,672	541,763
Mekonomen AB	1,344	23,911
Nafco Co. Ltd.	11,200	180,654
Nitori Holdings Co. Ltd.	1,800	215,311
PAL GROUP Holdings Co. Ltd.	7,300	180,894
Pendragon plc	882,000	323,050
Pets at Home Group plc	8,635	22,498
Premier Investments Ltd.	2,860	30,882
Sa Sa International Holdings Ltd.	749,155	342,947
Sanrio Co. Ltd.(a)	1,200	22,485
Shimachu Co. Ltd.(a)	29,400	788,961
Shimamura Co. Ltd.	500	63,996
Sports Direct International plc* (a)	10,120	34,188
Super Retail Group Ltd.	6,270	46,757
SuperGroup plc(a)	1,528	25,110
T-Gaia Corp.	12,000	184,536
United Arrows Ltd.	200	5,455
USS Co. Ltd.	6,200	104,902
Valora Holding AG (Registered)	109	31,717
VT Holdings Co. Ltd.	6,300	33,873
WH Smith plc	2,633	47,352
Xebio Holdings Co. Ltd.	13,500	209,530
Yamada Denki Co. Ltd.	30,700	158,634
Yellow Hat Ltd.	11,300	241,194
		12,034,332

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	153

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Technology Hardware, Storage & Peripherals – 0.8%
Blackberry Ltd.*	8,855	$62,568
Brother Industries Ltd.	11,500	211,210
Canon, Inc.	40,500	1,162,759
Elecom Co. Ltd.(a)	11,200	229,041
FUJIFILM Holdings Corp.	11,200	423,657
Hitachi Maxell Ltd.	22,800	415,492
Konica Minolta, Inc.	19,000	170,139
Logitech International SA (Registered)	3,669	88,859
NEC Corp.	92,000	246,010
Neopost SA	20,888	631,511
Ricoh Co. Ltd.	28,600	232,970
Riso Kagaku Corp.	18,500	320,583
Seiko Epson Corp.	11,400	231,396
Toshiba TEC Corp.* (a)	75,000	334,015
Wacom Co. Ltd.	5,500	16,591
		4,776,801
Textiles, Apparel & Luxury Goods – 1.2%
adidas AG	4,536	742,871
Asics Corp.	3,500	74,673
Brunello Cucinelli SpA(a)	2,164	42,794
Burberry Group plc	9,184	165,388
Christian Dior SE	1,183	227,913
Cie Financiere Richemont SA (Registered)	11,592	746,113
Delta-Galil Industries Ltd.	475	13,518
Descente Ltd.	2,800	38,848
Geox SpA	7,392	15,914
Gerry Weber International AG(a)	15,456	192,725
Gildan Activewear, Inc.	5,376	138,186
Global Brands Group Holding Ltd.* (a)	3,194,000	362,447
Gunze Ltd.	2,000	6,718
Hermes International	448	181,264
HUGO BOSS AG	1,590	99,715
Japan Wool Textile Co. Ltd. (The)	43,000	313,441
Jimmy Choo plc*	7,056	11,393
Kering	1,512	334,889
Li & Fung Ltd.(a)	230,000	113,297

Investments	Shares	Value
Textiles, Apparel & Luxury Goods – (continued)
Luxottica Group SpA	3,024	$150,331
LVMH Moet Hennessy Louis Vuitton SE(a)	6,016	1,091,759
Moncler SpA	3,061	50,902
Onward Holdings Co. Ltd.	6,000	40,139
OVS SpA(c)	3,402	18,602
Pacific Textiles Holdings Ltd.	12,000	15,134
Pandora A/S	2,576	334,804
Puma SE	13	3,231
Salvatore Ferragamo SpA(a)	939	22,944
Samsonite International SA	27,300	85,897
Seiko Holdings Corp.	83,000	271,704
Seiren Co. Ltd.	36,900	431,907
Stella International Holdings Ltd.	14,000	24,300
Swatch Group AG (The)(a)	560	168,583
Swatch Group AG (The) (Registered)	2,149	123,977
Ted Baker plc	1,265	38,225
Texwinca Holdings Ltd.	380,000	266,569
Tod’s SpA	231	13,497
TSI Holdings Co. Ltd.	4,800	26,995
Wacoal Holdings Corp.	3,000	34,600
Yondoshi Holdings, Inc.	1,400	34,985
Yue Yuen Industrial Holdings Ltd.	40,500	154,326
		7,225,518
Thrifts & Mortgage Finance – 0.6%
Aareal Bank AG	35,952	1,295,229
Deutsche Pfandbriefbank AG(c)	64,736	664,077
Equitable Group, Inc.	6,365	250,943
First National Financial Corp.	8,976	163,748
Genworth MI Canada, Inc.(a)	1,672	36,341
Genworth Mortgage Insurance Australia Ltd.	147,392	343,203
Home Capital Group, Inc.(a)	2,500	49,524
OneSavings Bank plc(a)	67,480	238,920
Paragon Group of Cos. Plc (The)(a)	168,952	683,797
		3,725,782

See Accompanying Notes to the Financial Statements.

154	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Tobacco – 0.8%
British American Tobacco plc	40,488	$2,319,093
Imperial Brands plc	20,776	1,003,329
Japan Tobacco, Inc.	24,400	927,379
Scandinavian Tobacco Group A/S(c)	21,728	375,573
Swedish Match AB	3,472	120,961
		4,746,335
Trading Companies & Distributors – 2.1%
AddTech AB, Class B	4,329	61,661
Advan Co. Ltd.	14,000	129,229
Ashtead Group plc	10,976	171,260
BayWa AG	605	20,271
Beijer Ref AB	1,265	29,657
BEP International Holdings Ltd.	200,000	13,153
Brenntag AG	3,366	179,675
Bunzl plc	6,776	181,919
China Strategic Holdings Ltd.*	10,360,000	245,813
Cramo OYJ	21,896	574,857
Digital Domain Holdings Ltd.*	320,000	25,171
Diploma plc(a)	5,245	60,034
Finning International, Inc.	3,355	62,481
Grafton Group plc	3,975	24,134
Hanwa Co. Ltd.	127,000	777,095
Howden Joinery Group plc	13,944	63,824
IMCD Group NV	2,440	105,398
Inabata & Co. Ltd.	27,000	293,677
Indutrade AB(a)	2,198	40,907
ITOCHU Corp.	57,200	723,131
Iwatani Corp.	10,992	65,689
Japan Pulp & Paper Co. Ltd.	65,000	217,728
Kanamoto Co. Ltd.	23,523	565,215
Kanematsu Corp.	258,000	424,742
Kloeckner & Co. SE*	4,180	52,099
Kuroda Electric Co. Ltd.	21,500	418,399
Marubeni Corp.	64,600	339,767
MISUMI Group, Inc.	8,100	147,763
Mitani Corp.	9,700	288,918
Mitsubishi Corp.	62,200	1,356,047
Mitsui & Co. Ltd.	68,000	943,465
MonotaRO Co. Ltd.(a)	800	19,504
Nagase & Co. Ltd.	4,900	62,716

Investments	Shares	Value
Trading Companies & Distributors – (continued)
Nippon Steel & Sumikin Bussan Corp.	8,900	$326,069
Nishio Rent All Co. Ltd.	12,300	371,628
Noble Group Ltd.*	193,100	23,029
Ramirent OYJ(a)	41,463	305,436
Reece Ltd.	1,100	36,830
Rexel SA	11,088	153,574
Richelieu Hardware Ltd.	1,272	24,477
Russel Metals, Inc.	36,624	583,415
Seven Group Holdings Ltd.(a)	55,272	382,318
SIG plc	351,873	474,710
Sojitz Corp.	49,300	129,484
Sumitomo Corp.	47,100	542,108
Toromont Industries Ltd.	1,650	48,506
Toyota Tsusho Corp.	12,100	285,905
Travis Perkins plc(a)	5,320	86,581
Wolseley plc	5,488	284,830
Yamazen Corp.	58,200	464,116
		13,208,415
Transportation Infrastructure – 0.6%
Abertis Infraestructuras SA(a)	10,472	155,259
Aena SA(c)	1,753	257,019
Aeroports de Paris(a)	715	72,116
Ansaldo STS SpA	2,145	24,619
ASTM SpA	21,672	233,649
Atlantia SpA	9,243	226,049
Auckland International Airport Ltd.	20,240	95,421
BBA Aviation plc(a)	34,485	108,878
Flughafen Wien AG	468	11,327
Flughafen Zuerich AG (Registered)	385	70,856
Fraport AG Frankfurt Airport Services Worldwide	880	52,159
Groupe Eurotunnel SE (Registered)	12,376	115,736
Hamburger Hafen und Logistik AG	605	9,623
Hong Kong Aircraft Engineering Co. Ltd.	2,800	19,967
Hutchison Port Holdings Trust, Class U(a)	122,400	54,468
Japan Airport Terminal Co. Ltd.	1,100	42,237

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	155

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Transportation Infrastructure – (continued)
Kamigumi Co. Ltd.	6,000	$51,216
Macquarie Atlas Roads Group	9,777	35,116
Mitsubishi Logistics Corp.(a)	4,000	54,204
Port of Tauranga Ltd.	5,225	14,578
Qube Holdings Ltd.(a)	17,793	30,193
SATS Ltd.	19,000	66,068
SIA Engineering Co. Ltd.	5,000	13,255
Societa Iniziative Autostradali e Servizi SpA	4,167	38,964
Sumitomo Warehouse Co. Ltd. (The)	83,000	443,888
Sydney Airport	24,360	116,040
Transurban Group	44,632	352,873
Westshore Terminals Investment Corp.	34,252	661,145
		3,426,923
Water Utilities – 0.1%
Pennon Group plc	9,296	94,711
Severn Trent plc	5,211	148,110
United Utilities Group plc	16,297	187,032
		429,853
Wireless Telecommunication Services – 0.9%
Cellcom Israel Ltd.*	5,408	40,792
Drillisch AG(a)	979	44,644
Freenet AG	2,099	60,066
KDDI Corp.	41,100	1,248,429
M1 Ltd.	7,000	10,259
Millicom International Cellular SA, SDR	1,492	65,674
NTT DOCOMO, Inc.	30,300	761,357
Okinawa Cellular Telephone Co.	6,500	202,883
Orange Belgium SA*	1,320	29,685
Rogers Communications, Inc., Class B	7,728	311,138
SmarTone Telecommunications Holdings Ltd.	17,740	26,811
SoftBank Group Corp.	19,941	1,252,800
StarHub Ltd.(a)	20,200	49,052
Tele2 AB, Class B(a)	7,260	60,074

Investments	Shares	Value
Wireless Telecommunication Services – (continued)
Vodafone Group plc	578,256	$1,587,072
		5,750,736
Total Common Stocks (Cost $626,927,015)		615,971,209

CLOSED END FUNDS – 0.0%(d)
Capital Markets – 0.0%(d)
HBM Healthcare Investments AG Class A*	3,920	395,805
Real Estate Management & Development – 0.0%(d)
UK Commercial Property Trust Ltd.	23,527	22,434
Total Closed End Funds (Cost $424,692)		418,239
	No. of Rights
RIGHTS – 0.0%(d)
Banks – 0.0%(d)
Banco Santander SA, expiring 11/1/2016*	540,680	30,227
Construction & Engineering – 0.0%(d)
Ferrovial SA, expiring 11/14/2016, price 1.00 EUR*	11,890	5,083
Diversified Financial Services – 0.0%
EXOR SpA, expiring 11/9/2016, price 31.24 EUR* (b)	3,528	—
Equity Real Estate Investment Trusts (REITs) – 0.0%(d)
Keppel DC REIT, expiring 11/7/2016, price 1.16 SGD* (b)	106,726	6,901
Hotels, Restaurants & Leisure – 0.0%(d)
Restaurant Brands New Zealand Ltd., expiring 10/27/2016, price 4.70 NZD* (b)	1,011	420

See Accompanying Notes to the Financial Statements.

156	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	No. of Rights	Value
RIGHTS – (continued)
Insurance – 0.0%(d)
Phoenix Group Holdings, expiring 11/8/2016, price 508.00 EUR*	3,047	$8,259
Wireless Telecommunication Services – 0.0%
Tele2 AB, expiring 11/16/2016, price 53.00 SEK* (b)	7,260	—
Total Rights (Cost $41,041)		50,890
	Principal Amount
SECURITIES LENDING REINVESTMENTS(e) – 2.0%
CERTIFICATES OF DEPOSIT – 0.6%
Chiba Bank Ltd. (The), New York Branch 0.89%, 12/2/2016	$500,000	500,000
Landesbank Baden-Wuerttemberg, New York 0.60%, 11/7/2016	750,000	750,000
Landesbank Hessen-Thueringen Girozentrale, London 0.60%, 11/14/2016	500,000	500,000
Norinchukin Bank, New York 0.90%, 11/15/2016	500,000	500,000
Oversea-Chinese Banking Corp Ltd., New York 0.73%, 12/5/2016	500,000	500,000
Standard Chartered Bank, New York 0.92%, 12/16/2016	1,000,000	1,000,000
Total Certificates of Deposit (Cost $3,750,000)		3,750,000

COMMERCIAL PAPER – 0.1%
Caisse Centrale Desjardins
0.40%, 11/1/2016 (Cost $500,000)	500,000	500,000

Investments	Principal Amount	Value
MASTER DEMAND NOTE – 0.1%
Natixis Financial Products LLC
0.66%, 11/1/2016 (Cost $500,000)	$500,000	$500,000

REPURCHASE AGREEMENTS – 1.2%
Citigroup Global Markets, Inc., 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $647,665, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 0.46% –3.15%, maturing 7/27/2017 – 11/25/2025; U.S. Treasury Securities, ranging from 0.00% – 2.38%, maturing 1/15/2017 – 2/15/2045; total market value $660,612	647,659	647,659
Deutsche Bank AG, London Branch, 0.80%, dated 10/31/2016, due 11/1/2016, repurchase price $800,018, collateralized by various Common Stocks; total market value $888,420	800,000	800,000
Mizuho Securities USA, Inc., 0.33%, dated 10/31/2016, due 11/1/2016, repurchase price $4,000,036, collateralized by various U.S. Treasury Securities, ranging from 0.50% –1.63%, maturing 11/30/2016 – 4/30/2023; total market value $4,080,001	4,000,000	4,000,000

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	157

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(e) – (continued)
REPURCHASE AGREEMENTS – (continued)
Societe Generale, New York Branch, 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $2,000,019, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 3.00% – 7.50%, maturing 9/20/2023 – 4/20/2066; U.S. Treasury Securities, ranging from 0.00% – 7.88%, maturing 10/15/2017 – 11/15/2044; total market value $2,040,000	$2,000,000	$2,000,000
Total Repurchase Agreements (Cost $7,447,659)		7,447,659
Total Securities Lending Reinvestments (Cost $12,197,659)		12,197,659
Total Investments –100.9% (Cost $639,590,407)		628,637,997
Liabilities Less Other Assets – (0.9%)		(5,739,507)
NET ASSETS – 100.0%		$622,898,490

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at 10/31/2016. The total value of securities on loan at 10/31/2016 was $40,963,448, collateralized in the form of cash with a value of $12,197,653 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $4,043,812 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from 11/3/2016 – 5/15/2045 and $27,313,164 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from 11/3/2016 – 7/22/2068; a total value of $43,554,629.

(b)

Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016 amounted to $95,357, which represents approximately 0.02% of net assets of the Fund.

(c)

Securities exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at 10/31/2016. The total value of securities purchased was $12,197,659.

Percentages shown are based on Net Assets.

Abbreviations

CDI – Certificate of interbank deposits

CVA – Dutch Certification

EUR – Euro

FDR – Fiduciary Depositary Receipt

NZD – New Zealand Dollar

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

SDR – Swedish Depositary Receipt

SEK – Swedish Krona

SGD – Singapore Dollar

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$54,129,846
Aggregate gross unrealized depreciation	(68,937,998)
Net unrealized depreciation	$(14,808,152)
Federal income tax cost of investments	$643,446,149

See Accompanying Notes to the Financial Statements.

158	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Futures Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation (Depreciation)
EURO STOXX 50® Index Futures Contracts	56	12/16/2016	$1,874,151	$43,786
FTSE 100® Index Futures Contracts	13	12/16/2016	1,099,750	30,926
Hang Seng Index Futures Contracts	2	11/29/2016	295,364	(5,297)
Nikkei 225 SGX Index Futures Contracts	21	12/08/2016	1,741,590	72,303
S&P Toronto Stock Exchange 60® Index Futures Contracts	6	12/15/2016	775,825	15,062
SPI 200® Index Futures Contracts	6	12/15/2016	603,814	(1,523)
				$155,257

Forward Foreign Currency Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2016:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation (Depreciation)
AUD	392,752	Bank of Montreal	USD	300,000	12/21/2016	$(1,513)
CAD	145,773	Toronto-Dominion Bank (The)	USD	110,000	12/21/2016	(1,193)
CAD	716,735	Bank of Montreal	USD	545,278	12/21/2016	(10,296)
EUR	613,121	Bank of Montreal	USD	688,298	12/21/2016	(14,648)
EUR	445,758	Toronto-Dominion Bank (The)	USD	500,000	12/21/2016	(10,234)
GBP	767,943	Toronto-Dominion Bank (The)	USD	1,000,000	12/21/2016	(61,285)
JPY	207,447,055	Bank of New York	USD	2,028,227	12/21/2016	(49,983)
JPY	20,508,100	Toronto-Dominion Bank (The)	USD	200,000	12/21/2016	(4,432)
SGD	163,056	Morgan Stanley	USD	120,000	12/21/2016	(2,818)
USD	250,000	Bank of Montreal	AUD	334,860	12/21/2016	(4,490)
USD	390,000	Toronto-Dominion Bank (The)	CAD	513,666	12/21/2016	6,592
USD	110,000	Toronto-Dominion Bank (The)	CHF	107,153	12/21/2016	1,326
USD	107,583	Morgan Stanley	CHF	104,846	12/21/2016	1,248
USD	290,000	Bank of New York	EUR	257,640	12/21/2016	6,924
USD	608,720	JPMorgan Chase Bank	GBP	464,563	12/21/2016	40,849
USD	1,130,000	Toronto-Dominion Bank (The)	GBP	884,987	12/21/2016	48,213
USD	3,050,000	Toronto-Dominion Bank (The)	JPY	309,232,225	12/21/2016	101,119
USD	122,245	Morgan Stanley	SGD	166,885	12/21/2016	2,312
						$47,691

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	159

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2016:

Australia	6.1%
Austria	0.3
Belgium	1.0
Canada	8.7
Denmark	1.6
Finland	1.1
France	6.3
Germany	6.2
Hong Kong	3.2
Ireland	0.6
Israel	1.0
Italy	2.0
Japan	30.3
Netherlands	2.6
New Zealand	0.3
Norway	0.9
Portugal	0.3
Singapore	1.6
Spain	2.6
Sweden	2.4
Switzerland	5.1
United Kingdom	14.7
Other[1]	1.1
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

160	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 99.6%
Aerospace & Defense – 0.2%
Aselsan Elektronik Sanayi ve Ticaret A/S	3,290	$9,987
AviChina Industry & Technology Co. Ltd., Class H(a)	60,000	40,774
Bharat Electronics Ltd.	1,566	31,126
Embraer SA	25,200	136,195
Hanwha Techwin Co. Ltd.	1,449	80,792
Korea Aerospace Industries Ltd.	2,028	114,848
S&T Dynamics Co. Ltd.	1,550	12,543
United Aircraft Corp. PJSC* ^	25,155,036	203,500
		629,765
Air Freight & Logistics –0.3%
Blue Dart Express Ltd.	60	4,622
Hanjin Transportation Co. Ltd.	866	22,289
Hyundai Glovis Co. Ltd.	756	114,631
Kerry TJ Logistics Co. Ltd.	14,000	18,366
Sinotrans Ltd., Class H	1,768,000	834,430
		994,338
Airlines – 0.9%
Aeroflot PJSC*	456,085	936,464
Air Arabia PJSC	99,682	35,280
Air China Ltd., Class H	126,000	82,864
AirAsia Bhd.	124,800	82,407
Asiana Airlines, Inc.*	4,720	19,057
Bangkok Airways PCL, NVDR	3,600	2,561
Cebu Air, Inc.	169,470	367,481
China Airlines Ltd.	142,000	42,972
China Eastern Airlines Corp. Ltd., Class H	74,000	33,303
China Southern Airlines Co. Ltd., Class H(a)	78,000	43,854
Controladora Vuela Cia de Aviacion SAB de CV, Class A*	33,100	63,534
Eva Airways Corp.	126,000	60,689
Garuda Indonesia Persero Tbk. PT*	8,361,516	240,951

Investments	Shares	Value
Airlines – (continued)
Grupo Aeromexico SAB de CV*	25,200	$50,005
Hanjin Kal Corp.	1,808	26,703
Jet Airways India Ltd.*	22,034	154,088
Korean Air Lines Co. Ltd.*	1,390	38,873
Latam Airlines Group SA*	13,482	129,112
Pegasus Hava Tasimaciligi A/S*	35,926	151,405
SpiceJet Ltd.*	125,559	138,557
Thai Airways International PCL, NVDR*	56,620	45,299
Turk Hava Yollari AO*	36,564	64,236
		2,809,695
Auto Components – 2.1%
Actron Technology Corp.	7,000	22,958
Apollo Tyres Ltd.	7,111	21,428
AtlasBX Co. Ltd.	1,323	62,551
Balkrishna Industries Ltd.	3,196	50,917
Bharat Forge Ltd.	5,066	67,070
Bosch Ltd.	252	82,544
Brisa Bridgestone Sabanci Sanayi ve Ticaret A/S	5,506	12,393
Ceat Ltd.	14,679	267,166
Chaowei Power Holdings Ltd.	548,000	490,418
Cheng Shin Rubber Industry Co. Ltd.	74,400	151,594
Cub Elecparts, Inc.	1,263	11,606
Depo Auto Parts Ind Co. Ltd.	92,000	287,450
Dong Ah Tire & Rubber Co. Ltd.	823	17,334
Exide Industries Ltd.	15,469	45,965
Fuyao Glass Industry Group Co. Ltd., Class H(b)	27,200	79,094
Halla Holdings Corp.	6,993	414,966
Hankook Tire Co. Ltd.	4,564	220,173
Hanon Systems	7,962	74,453
Hiroca Holdings Ltd.	8,000	27,886
Hota Industrial Manufacturing Co. Ltd.	4,537	18,906
Hu Lane Associate, Inc.	8,000	35,364
Hyundai Mobis Co. Ltd.	4,158	995,667

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	161

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Auto Components – (continued)
Hyundai Wia Corp.	791	$54,404
Iron Force Industrial Co. Ltd.	3,060	18,666
Kenda Rubber Industrial Co. Ltd.	29,307	44,855
Korea Autoglass Corp.	3,402	52,030
Kumho Tire Co., Inc.*	5,524	49,483
Macauto Industrial Co. Ltd.	5,000	28,995
Mahindra CIE Automotive Ltd.*	6,379	18,998
Mahle-Metal Leve SA	6,900	48,254
Mando Corp.	423	99,258
Minth Group Ltd.	20,000	71,181
Motherson Sumi Systems Ltd.	15,831	78,638
Nan Kang Rubber Tire Co. Ltd.	25,000	23,053
Nemak SAB de CV(a) (b)	24,800	25,871
Nexen Corp.	17,345	121,116
Nexen Tire Corp.	1,812	20,824
Nexteer Automotive Group Ltd.(a)	15,000	19,768
Rassini SAB de CV	3,402	15,818
S&T Holdings Co. Ltd.	6,363	83,413
S&T Motiv Co. Ltd.	48	1,716
Sanok Rubber Co. SA	2,092	37,387
Sebang Global Battery Co. Ltd.	4,877	158,127
Seoyon E-Hwa Co. Ltd.	11,340	150,638
SL Corp.	11,466	152,813
Sri Trang Agro-Industry PCL, NVDR	468,438	180,696
Sungwoo Hitech Co. Ltd.	30,177	202,542
Tianneng Power International Ltd.	630,000	568,676
Tong Yang Industry Co. Ltd.	16,400	38,145
Tube Investments of India Ltd.	3,206	31,279
Tung Thih Electronic Co. Ltd.	2,000	29,280
Tupy SA	86,200	360,772
		6,244,599
Automobiles – 1.9%
Astra International Tbk. PT	667,800	420,958
BAIC Motor Corp. Ltd., Class H(b)	102,000	106,934

Investments	Shares	Value
Automobiles – (continued)
Bajaj Auto Ltd.	2,079	$88,108
Brilliance China Automotive Holdings Ltd.(a)	84,000	99,762
BYD Co. Ltd., Class H* (a)	22,000	144,684
China Motor Corp.	36,000	28,234
Dongfeng Motor Group Co. Ltd., Class H	154,000	160,258
DRB-Hicom Bhd.	582,700	176,407
Ford Otomotiv Sanayi A/S	2,839	29,008
Geely Automobile Holdings Ltd.	320,000	330,116
Great Wall Motor Co. Ltd., Class H(a)	189,000	184,495
Guangzhou Automobile Group Co. Ltd., Class H(a)	159,984	193,511
Hero MotoCorp Ltd.	3,150	158,102
Hyundai Motor Co.	9,324	1,140,800
Hyundai Motor Co. (2nd Preference)	2,394	210,266
Hyundai Motor Co. (3rd Preference)	116	9,215
Hyundai Motor Co. (Preference)	1,323	110,534
Jiangling Motors Corp. Ltd., Class B	52,500	132,623
Kia Motors Corp.	16,254	578,141
Mahindra & Mahindra Ltd.	7,157	141,133
Mahindra & Mahindra Ltd., GDR	2,707	52,922
Maruti Suzuki India Ltd.	4,095	361,521
Oriental Holdings Bhd.	17,800	29,575
Sanyang Motor Co. Ltd.	35,000	22,404
Ssangyong Motor Co.*	2,570	16,486
Tata Motors Ltd.	43,144	343,639
Tata Motors Ltd., ADR	3,631	143,098
Tata Motors Ltd., Class A	21,829	113,040
Tofas Turk Otomobil Fabrikasi A/S	5,005	37,660
TVS Motor Co. Ltd.	6,454	39,534
UMW Holdings Bhd.	34,800	49,442
Yulon Nissan Motor Co. Ltd.	2,000	12,612
		5,665,222

See Accompanying Notes to the Financial Statements.

162	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – 15.7%
Abu Dhabi Commercial Bank PJSC	114,146	$190,808
AFFIN Holdings Bhd.	3,510	1,841
Agricultural Bank of China Ltd., Class H	1,575,000	664,133
Ajman Bank PJSC*	65,039	25,498
Akbank TAS	110,475	295,047
Akbank TAS, ADR	20,016	107,186
Al Khalij Commercial Bank PQSC	9,954	47,835
Albaraka Turk Katilim Bankasi A/S	279,342	111,861
Alior Bank SA*	3,825	45,822
Allahabad Bank*	110,144	123,937
Alliance Financial Group Bhd.	56,700	53,929
Alpha Bank AE*	84,357	144,257
AMMB Holdings Bhd.	63,000	63,075
Andhra Bank	137,349	116,092
Axis Bank Ltd.	55,610	406,085
Banco Bradesco SA	37,800	378,496
Banco Bradesco SA (Preference)	164,660	1,740,818
Banco Davivienda SA (Preference)	88,263	910,291
Banco de Bogota SA	3,339	67,424
Banco de Chile	775,421	92,281
Banco de Credito e Inversiones	3,771	193,791
Banco do Brasil SA	69,300	642,248
Banco Santander Brasil SA	18,900	157,308
Banco Santander Chile	2,462,166	137,746
Bancolombia SA	19,152	171,314
Bancolombia SA (Preference)	24,660	237,373
Bangkok Bank PCL, NVDR	28,100	128,065
Bank Central Asia Tbk. PT	459,900	547,206
Bank Danamon Indonesia Tbk. PT	284,000	84,016
Bank Handlowy w Warszawie SA	722	14,255
Bank Mandiri Persero Tbk. PT	302,400	265,944
Bank Millennium SA*	20,424	29,942

Investments	Shares	Value
Banks – (continued)
Bank Negara Indonesia Persero Tbk. PT	472,500	$201,884
Bank of Ayudhya PCL, NVDR	56,700	60,754
Bank of Baroda*	29,862	69,595
Bank of China Ltd., Class H	4,599,000	2,063,808
Bank of Chongqing Co. Ltd., Class H	59,500	47,877
Bank of Communications Co. Ltd., Class H	1,323,000	1,008,263
Bank of India*	10,862	18,646
Bank of Jinzhou Co. Ltd., Class H	504,000	538,780
Bank of Qingdao Co. Ltd.(b)	346,500	223,409
Bank of the Philippine Islands	45,360	94,706
Bank of Tianjin Co. Ltd., Class H	63,000	52,237
Bank of Zhengzhou Co. Ltd.(b)	567,000	345,836
Bank Pan Indonesia Tbk. PT*	119,500	7,327
Bank Pekao SA	4,914	151,134
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk. PT	3,767,400	459,087
Bank Pembangunan Daerah Jawa Timur Tbk. PT	5,575,500	228,609
Bank Rakyat Indonesia Persero Tbk. PT	352,800	329,871
Bank Tabungan Negara Persero Tbk. PT	454,600	66,546
Bank Zachodni WBK SA	1,454	117,108
Banregio Grupo Financiero SAB de CV	4,800	31,606
Barclays Africa Group Ltd.(a)	19,593	227,225
BDO Unibank, Inc.	45,990	107,133
BIMB Holdings Bhd.	21,580	22,635
BNK Financial Group, Inc.	14,771	119,924
BOC Hong Kong Holdings Ltd.	126,000	450,067
Canara Bank*	6,769	31,830
Capitec Bank Holdings Ltd.	2,718	138,092
Chang Hwa Commercial Bank Ltd.	200,160	102,435
China CITIC Bank Corp. Ltd., Class H	756,000	488,412

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	163

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
China Construction Bank Corp., Class H	5,733,000	$4,199,106
China Development Financial Holding Corp.	504,000	126,329
China Everbright Bank Co. Ltd., Class H(a)	258,000	117,774
China Merchants Bank Co. Ltd., Class H(a)	252,000	614,820
China Minsheng Banking Corp. Ltd., Class H	409,500	467,330
Chong Hing Bank Ltd.	21,000	41,324
Chongqing Rural Commercial Bank Co. Ltd., Class H	208,000	124,722
CIMB Group Holdings Bhd.	166,854	200,066
City Union Bank Ltd.	29,736	66,608
Commercial Bank QSC (The)	7,941	77,850
Commercial International Bank Egypt SAE	40,005	232,868
Credicorp Ltd.	2,724	405,004
Credit Agricole Egypt SAE	6,907	16,334
CTBC Financial Holding Co. Ltd.	1,156,680	623,103
DGB Financial Group, Inc.	8,757	73,469
Doha Bank QSC	8,379	83,754
Dubai Islamic Bank PJSC	63,013	89,894
E.Sun Financial Holding Co. Ltd.	284,977	162,096
East West Banking Corp.	290,200	114,588
EnTie Commercial Bank Co. Ltd.	33,000	12,601
Eurobank Ergasias SA*	64,638	37,979
Far Eastern International Bank	132,269	37,638
Federal Bank Ltd.	68,631	84,573
First Financial Holding Co. Ltd.	330,991	173,585
First Gulf Bank PJSC	40,824	127,815
Getin Noble Bank SA*	331,978	110,495
Grupo Aval Acciones y Valores SA	87,165	35,639
Grupo Aval Acciones y Valores SA (Preference)	152,061	62,426
Grupo Elektra SAB de CV(a)	3,780	52,967

Investments	Shares	Value
Banks – (continued)
Grupo Financiero Banorte SAB de CV, Class O	88,200	$522,001
Grupo Financiero Inbursa SAB de CV, Class O	81,900	133,557
Grupo Financiero Santander Mexico SAB de CV, Class B	63,000	114,594
Grupo Security SA	183,645	64,371
Hana Financial Group, Inc.	18,900	541,770
Harbin Bank Co. Ltd., Class H(b)	2,583,000	796,066
Hong Leong Bank Bhd.	13,572	43,094
Hong Leong Financial Group Bhd.	13,843	51,874
Hua Nan Financial Holdings Co. Ltd.	267,535	136,067
Huishang Bank Corp. Ltd., Class H	126,000	60,605
ICICI Bank Ltd.	103,131	427,818
IDBI Bank Ltd.*	23,563	25,985
IDFC Bank Ltd.	45,927	54,704
Indian Bank	79,632	274,595
Indian Overseas Bank*	401,940	159,785
IndusInd Bank Ltd.	10,773	192,760
Industrial & Commercial Bank of China Ltd., Class H	4,725,000	2,845,413
Industrial Bank of Korea	16,035	184,979
ING Bank Slaski SA	1,575	57,624
Intercorp Financial Services, Inc.	2,749	85,769
Itau CorpBanca	8,408,686	76,426
Itau Unibanco Holding SA (Preference)	194,040	2,358,501
Itausa – Investimentos Itau SA (Preference)	249,240	741,615
Jammu & Kashmir Bank Ltd. (The)	198,954	202,867
JB Financial Group Co. Ltd.	4,731	24,559
Karur Vysya Bank Ltd. (The)	42,903	310,435
Kasikornbank PCL, NVDR	38,400	188,722
KB Financial Group, Inc.	24,003	887,330
Kiatnakin Bank PCL, NVDR	29,400	49,143
King’s Town Bank Co. Ltd.	38,000	31,127
Komercni banka A/S	2,835	103,702

See Accompanying Notes to the Financial Statements.

164	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
Kotak Mahindra Bank Ltd.	27,027	$331,694
Krung Thai Bank PCL, NVDR	166,300	81,730
Kwangju Bank	19,246	169,879
LH Financial Group PCL, NVDR	290,449	14,109
Malayan Banking Bhd.	148,097	278,895
Masraf Al Rayan QSC	10,521	99,965
mBank SA*	361	32,451
Mega Financial Holding Co. Ltd.	378,000	258,728
Metropolitan Bank & Trust Co.	46,692	78,395
National Bank of Abu Dhabi PJSC	82,404	198,545
National Bank of Greece SA*	98,332	20,157
National Bank of Ras Al-Khaimah PSC (The)	29,540	40,211
Nedbank Group Ltd.	11,718	191,642
OTP Bank plc	8,442	237,301
Philippine National Bank	22,283	26,690
Piraeus Bank SA*	203,868	33,745
Powszechna Kasa Oszczednosci Bank Polski SA	32,571	227,410
Public Bank Bhd.	88,200	417,557
Qatar International Islamic Bank QSC	1,346	23,286
Qatar Islamic Bank SAQ	2,661	74,827
Qatar National Bank SAQ	6,615	290,645
RHB Bank Bhd.	65,254	75,132
RHB Capital Bhd.*	49,267	56,725
Rizal Commercial Banking Corp.	458,380	339,839
Sberbank of Russia PJSC	669,312	1,558,817
Sberbank of Russia PJSC (Preference)	71,787	126,573
Security Bank Corp.	6,870	31,270
Sekerbank TAS*	105,966	40,038
Shengjing Bank Co. Ltd., Class H(b)	33,500	32,831
Shinhan Financial Group Co. Ltd.	29,106	1,115,401

Investments	Shares	Value
Banks – (continued)
Siam Commercial Bank PCL (The), NVDR	89,900	$368,616
SinoPac Financial Holdings Co. Ltd.	661,000	190,817
Sociedad Matriz del Banco de Chile SA, Class B	133,757	44,960
Standard Bank Group Ltd.(a)	75,852	804,850
State Bank of Bikaner & Jaipur	14,367	149,561
State Bank of India	71,974	277,609
State Bank of India, GDR	1,914	72,923
Syndicate Bank*	132,064	145,339
Taichung Commercial Bank Co. Ltd.	35,627	10,149
Taishin Financial Holding Co. Ltd.	607,378	222,299
Taiwan Business Bank	162,204	41,017
Taiwan Cooperative Financial Holding Co. Ltd.	336,700	147,771
Thanachart Capital PCL, NVDR	11,200	12,641
Tisco Financial Group PCL, NVDR	28,820	42,615
TMB Bank PCL, NVDR	1,030,900	61,858
Turkiye Garanti Bankasi A/S	114,572	311,169
Turkiye Garanti Bankasi A/S, ADR	30,454	83,901
Turkiye Halk Bankasi A/S	31,210	94,742
Turkiye Is Bankasi, Class C	72,395	117,364
Turkiye Sinai Kalkinma Bankasi A/S	54,930	24,303
Turkiye Vakiflar Bankasi TAO, Class D	83,304	123,212
UCO Bank*	220,249	115,588
Union Bank of India	5,963	13,089
Union Bank of Taiwan	80,356	22,255
Union National Bank PJSC	58,505	62,438
VTB Bank PJSC	190,823,535	204,273
Woori Bank	17,289	188,868
Yapi ve Kredi Bankasi A/S*	25,253	30,174
Yes Bank Ltd.	10,836	205,463
		47,015,727

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	165

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Beverages – 0.9%
Ambev SA	157,500	$936,786
Anadolu Efes Biracilik ve Malt Sanayii A/S	4,540	27,725
Arca Continental SAB de CV	13,600	85,053
Capevin Holdings Ltd.(a)	69,631	51,129
Carabao Group PCL, NVDR	2,800	5,520
Carlsberg Brewery Malaysia Bhd., Class B	15,300	53,176
China Resources Beer Holdings Co. Ltd.*	43,107	91,719
Cia Cervecerias Unidas SA	6,363	68,334
Coca-Cola Embonor SA (Preference), Class B	4,368	10,163
Coca-Cola Femsa SAB de CV, Series L	18,900	142,678
Coca-Cola Icecek A/S	912	10,308
Distell Group Ltd.	563	6,905
Embotelladora Andina SA (Preference), Class B	19,593	78,559
Emperador, Inc.	146,700	21,964
Fomento Economico Mexicano SAB de CV	75,600	728,767
Fraser & Neave Holdings Bhd.	2,700	15,756
Hey Song Corp.	23,500	24,053
Hite Jinro Co. Ltd.	1,102	21,188
Lotte Chilsung Beverage Co. Ltd.	24	32,301
Muhak Co. Ltd.	761	15,130
Organizacion Cultiba SAB de CV	4,800	5,375
Tibet Water Resources Ltd.	131,000	48,820
Tsingtao Brewery Co. Ltd., Class H(a)	10,000	39,975
United Breweries Ltd.	2,435	31,851
United Spirits Ltd.*	2,079	70,563
Vina Concha y Toro SA	960	1,675
Yantai Changyu Pioneer Wine Co. Ltd., Class B	9,600	26,442
		2,651,915
Biotechnology – 0.3%
3SBio, Inc.* (b)	19,980	19,967

Investments	Shares	Value
Biotechnology – (continued)
Amicogen, Inc.	459	$19,495
ATGen Co. Ltd.*	744	23,733
Biocon Ltd.	4,092	56,770
Cell Biotech Co. Ltd.	621	24,612
Celltrion, Inc.*	3,049	282,983
China Biologic Products, Inc.*	400	47,244
China Regenerative Medicine International Ltd.*	1,230,000	42,032
CrystalGenomics, Inc.*	1,488	24,513
Genexine Co. Ltd.*	728	23,477
Green Cross Corp.	214	26,090
Green Cross Holdings Corp.	768	14,900
iNtRON Biotechnology, Inc.*	460	12,462
Medigen Biotechnology Corp.*	12,099	26,876
Medy-Tox, Inc.	213	75,725
Naturalendo Tech Co. Ltd.*	1,586	26,682
OBI Pharma, Inc.*	4,000	41,892
PharmaEngine, Inc.	2,477	16,915
Pharmicell Co. Ltd.*	4,588	18,484
Seegene, Inc.*	655	17,344
Taigen Biopharmaceuticals Holdings Ltd.*	29,665	28,248
TaiMed Biologics, Inc.*	2,000	12,580
Taiwan Liposome Co. Ltd.*	4,340	17,810
ViroMed Co. Ltd.*	421	33,702
		934,536
Building Products – 0.5%
Astral Polytechnik Ltd.	1,823	12,253
Byucksan Corp.	3,380	14,563
China Lesso Group Holdings Ltd.	28,000	20,545
Chosun Refractories Co. Ltd.	843	67,779
Dynasty Ceramic PCL, NVDR	172,800	22,021
Elementia SAB de CV* (b)	31,500	36,478
IS Dongseo Co. Ltd.	630	27,254
Kajaria Ceramics Ltd.	1,920	17,933
KCC Corp.	278	98,275
Kyung Dong Navien Co. Ltd.	239	12,261
LG Hausys Ltd.	146	12,083
Ras Al Khaimah Ceramics	345,566	254,016
Sintex Industries Ltd.	299,880	406,132

See Accompanying Notes to the Financial Statements.

166	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Building Products – (continued)
Taiwan FU Hsing Industrial Co. Ltd.	126,000	$159,110
Taiwan Glass Industry Corp.*	84,568	35,373
Trakya Cam Sanayii A/S	273,168	224,953
Xxentria Technology Materials Corp.	12,653	33,159
		1,454,188
Capital Markets – 2.2%
Administradora de Fondos de Pensiones Habitat SA	11,350	13,516
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	56,700	335,810
Bolsa Mexicana de Valores SAB de CV	38,800	62,468
Brait SE*	9,594	63,751
Bursa Malaysia Bhd.	3,200	6,598
Capital Securities Corp.	77,000	19,276
Central China Securities Co. Ltd., Class H	945,000	488,656
CETIP SA – Mercados Organizados	7,306	103,549
China Bills Finance Corp.	71,000	28,461
China Cinda Asset Management Co. Ltd., Class H	630,000	226,658
China Everbright Ltd.	38,000	74,482
China Galaxy Securities Co. Ltd., Class H	212,500	202,228
China Huarong Asset Management Co. Ltd.* (b)	630,000	241,281
China International Capital Corp. Ltd., Class H* (b)	24,800	36,457
CITIC Securities Co. Ltd., Class H	126,000	279,464
Coronation Fund Managers Ltd.	14,273	76,783
Daishin Securities Co. Ltd.	3,258	30,039
Daishin Securities Co. Ltd. (Preference)	1,500	10,225
Daou Data Corp.	1,207	11,129
Dubai Financial Market PJSC	67,052	20,993

Investments	Shares	Value
Capital Markets – (continued)
Dubai Investments PJSC	52,361	$28,653
Edelweiss Financial Services Ltd.	270,725	501,834
Egypt Kuwait Holding Co. SAE	711,585	298,866
Egyptian Financial Group-Hermes Holding Co.*	21,531	37,995
FDG Kinetic Ltd.*	58,000	10,172
GF Securities Co. Ltd., Class H	63,000	140,219
Guotai Junan International Holdings Ltd.	130,800	50,095
Haitong Securities Co. Ltd., Class H(a)	176,400	312,999
Hellenic Exchanges – Athens Stock Exchange SA*	6,448	31,807
Huarong International Financial Holdings Ltd.*	62,000	15,350
Huatai Securities Co. Ltd., Class H(b)	100,800	213,172
Hyundai Securities Co. Ltd.(c)	9,401	60,551
IIFL Holdings Ltd.	19,467	95,533
Investec Ltd.	13,237	81,636
Jih Sun Financial Holdings Co. Ltd.	8,813	1,838
JSE Ltd.	5,985	69,814
KIWOOM Securities Co. Ltd.	275	15,982
Korea Investment Holdings Co. Ltd.	2,772	99,567
Kresna Graha Investama Tbk. PT*	1,150,500	39,679
Kyobo Securities Co. Ltd.	16,078	130,675
Macquarie Korea Infrastructure Fund	10,395	80,035
Masterlink Securities Corp.	847,210	215,309
Meritz Securities Co. Ltd.	16,650	49,546
Mirae Asset Daewoo Co. Ltd.	4,482	30,357
Mirae Asset Securities Co. Ltd.	1,916	37,927
Moscow Exchange MICEX-RTS PJSC	48,897	90,169
NH Investment & Securities Co. Ltd.	6,176	54,514
Norte Grande SA	29,601,369	168,097
OSK Holdings Bhd.	598,500	215,431

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	167

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Capital Markets – (continued)
Pioneers Holding for Financial Investments SAE*	33,480	$31,670
President Securities Corp.	628,753	219,164
PSG Konsult Ltd.	39,290	20,399
Religare Enterprises Ltd.*	3,905	15,585
Samsung Securities Co. Ltd.	1,575	47,556
Shinyoung Securities Co. Ltd.	850	36,919
SK Securities Co. Ltd.*	239,677	217,841
Warsaw Stock Exchange	2,305	22,904
Waterland Financial Holdings Co. Ltd.	60,952	15,452
Yuanta Financial Holding Co. Ltd.	727,929	272,188
Yuanta Securities Korea Co. Ltd.*	893	2,451
Zeder Investments Ltd.	38,971	19,280
		6,431,055
Chemicals – 3.2%
AECI Ltd.(a)	90,216	681,178
AK Holdings, Inc.	208	11,198
Akzo Nobel India Ltd.	1,984	49,381
Alpek SAB de CV	20,000	29,924
Asia Polymer Corp.	44,982	26,085
Asian Paints Ltd.	9,072	146,125
BASF India Ltd.	836	15,503
Batu Kawan Bhd.	6,200	27,076
Bayer CropScience Ltd.	562	36,152
Berger Paints India Ltd.	13,263	51,305
Bloomage BioTechnology Corp. Ltd.	5,000	8,382
Braskem SA (Preference), Class A	6,800	60,872
Castrol India Ltd.	2,653	18,178
China General Plastics Corp.	256,960	206,008
China Lumena New Materials Corp.* (c)	888,000	—
China Man-Made Fiber Corp.	926,100	224,500
China Petrochemical Development Corp.*	105,700	30,245
China Steel Chemical Corp.	5,000	17,191
China Synthetic Rubber Corp.	29,430	23,128
Ciech SA	384	6,244
Coromandel International Ltd.	11,842	50,986

Investments	Shares	Value
Chemicals – (continued)
D&L Industries, Inc.	85,000	$19,274
Dongyue Group Ltd.* (c)	944,000	166,770
Eastern Polymer Group PCL, NVDR	52,200	20,136
Eternal Materials Co. Ltd.	22,248	23,476
Everlight Chemical Industrial Corp.	30,387	19,258
Foosung Co. Ltd.*	4,960	33,681
Formosa Chemicals & Fibre Corp.	126,000	374,916
Formosa Plastics Corp.	189,000	511,466
Formosan Rubber Group, Inc.*	321,300	149,667
Fufeng Group Ltd.	959,600	405,873
Godrej Industries Ltd.	3,377	22,180
Grand Pacific Petrochemical	630,000	352,357
Green Seal Holding Ltd.	2,000	10,616
Grupa Azoty SA	1,225	19,453
Gubre Fabrikalari TAS	64,475	106,190
Gujarat Fluorochemicals Ltd.	1,704	13,456
Hansol Chemical Co. Ltd.	528	38,207
Hanwha Chemical Corp.	6,552	154,889
HS Industries Co. Ltd.	26,628	225,963
Huabao International Holdings Ltd.* (a)	65,000	24,391
Huchems Fine Chemical Corp.	1,440	29,763
Hyosung Corp.	1,601	187,489
Indorama Ventures PCL, NVDR	62,600	52,319
Kolon Industries, Inc.	1,134	73,734
Korea Petrochemical Ind Co. Ltd.	284	50,756
Kukdo Chemical Co. Ltd.	2,646	125,334
Kumho Petrochemical Co. Ltd.	1,197	73,332
LCY Chemical Corp.	15,000	18,347
LG Chem Ltd.	1,512	325,723
LG Chem Ltd. (Preference)	179	28,158
Lotte Chemical Corp.	1,008	254,147
LOTTE Fine Chemical Co. Ltd.	240	6,083
Mexichem SAB de CV	46,800	112,474
Namhae Chemical Corp.	3,200	22,792
Nan Ya Plastics Corp.	189,000	393,482
Nantex Industry Co. Ltd.	18,296	13,306
OCI Co. Ltd.*	530	41,918
Omnia Holdings Ltd.	5,886	71,335

See Accompanying Notes to the Financial Statements.

168	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – (continued)
Petkim Petrokimya Holding A/S	26,544	$36,003
Petronas Chemicals Group Bhd.	63,000	105,125
PhosAgro PJSC	2,205	82,222
PI Industries Ltd.	3,821	49,491
Pidilite Industries Ltd.	3,715	40,350
PTT Global Chemical PCL, NVDR	103,200	176,927
Rallis India Ltd.	3,030	10,190
San Fang Chemical Industry Co. Ltd.	27,232	30,073
Scientex Bhd.	34,200	53,155
Shinkong Synthetic Fibers Corp.	205,000	54,697
Sidi Kerir Petrochemicals Co.	5,418	8,463
Sinofert Holdings Ltd.	1,571,700	206,727
Sinopec Shanghai Petrochemical Co. Ltd., Class H(a)	252,000	128,683
SK Chemicals Co. Ltd.	883	46,147
SK Materials Co. Ltd.	378	51,534
SKC Co. Ltd.	952	22,505
Sociedad Quimica y Minera de Chile SA (Preference), Class B	3,402	100,901
Solar Applied Materials Technology Co.* (c)	242,000	67,100
Solar Industries India Ltd.	1,870	18,872
Songwon Industrial Co. Ltd.	13,482	206,781
Soulbrain Co. Ltd.	8,442	460,372
Swancor Holding Co. Ltd.	7,338	17,347
Synthos SA*	4,438	5,345
Taekwang Industrial Co. Ltd.	18	13,198
Taiwan Fertilizer Co. Ltd.	9,000	12,064
TSRC Corp.	28,900	29,900
Unid Co. Ltd.	4,032	164,557
Unipetrol A/S	5,796	43,247
UPC Technology Corp.	48,000	16,883
UPL Ltd.	12,050	125,612
Uralkali PJSC*	8,190	21,455
USI Corp.	630,000	307,439
Victory New Materials Ltd. Co.	29,200	53,019
Yingde Gases Group Co. Ltd.	882,000	355,991

Investments	Shares	Value
Chemicals – (continued)
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	15,000	$36,933
		9,451,680
Commercial Services & Supplies – 0.2%
3M India Ltd.*	45	8,959
Blue Label Telecoms Ltd.(a)	33,418	50,564
Broad Greenstate International Co. Ltd.	756,000	123,809
China Everbright International Ltd.(a)	81,000	97,139
KEPCO Plant Service & Engineering Co. Ltd.	1,106	53,065
S-1 Corp.	843	68,147
Sunny Friend Environmental Technology Co. Ltd.	3,000	10,742
Taiwan Secom Co. Ltd.	11,165	32,019
Taiwan Shin Kong Security Co. Ltd.	24,240	30,610
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	6,678	63,260
Yestar International Holdings Co. Ltd.	60,000	31,877
		570,191
Communications Equipment – 0.4%
Accton Technology Corp.	415,000	662,790
Advanced Ceramic X Corp.	4,000	32,068
Alpha Networks, Inc.	1,300	750
Arcadyan Technology Corp.	126,000	229,181
BYD Electronic International Co. Ltd.	43,000	33,935
China All Access Holdings Ltd.	96,000	30,701
Humax Co. Ltd.	12,726	162,377
Senao Networks, Inc.	2,000	8,366
Wistron NeWeb Corp.	8,258	23,002
Zinwell Corp.	13,000	14,830
ZTE Corp., Class H(a)	30,480	41,977
		1,239,977
Construction & Engineering – 1.9%
Adhi Karya Persero Tbk. PT	167,400	29,123
Arabtec Holding PJSC*	93,066	33,698

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	169

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Construction & Engineering – (continued)
BES Engineering Corp.	1,134,000	$193,327
Budimex SA	288	14,873
CH Karnchang PCL, NVDR	26,537	22,369
China Communications Construction Co. Ltd., Class H	252,000	277,514
China Energy Engineering Corp. Ltd.	378,000	52,156
China Machinery Engineering Corp., Class H	673,200	402,799
China Railway Construction Corp. Ltd., Class H(a)	106,500	133,488
China Railway Group Ltd., Class H	215,000	166,348
China State Construction International Holdings Ltd.	60,000	87,739
Concord New Energy Group Ltd.	5,040,000	253,467
Continental Holdings Corp.	461,850	150,742
CTCI Corp.	18,000	26,437
Daelim Industrial Co. Ltd.	1,326	94,677
Daewoo Engineering & Construction Co. Ltd.*	11,755	65,029
Dialog Group Bhd.	165,288	61,072
Doosan Engineering & Construction Co. Ltd.*	19,278	65,285
Engineers India Ltd.	7,896	32,069
Gamuda Bhd.	50,400	58,990
GMR Infrastructure Ltd.*	102,144	21,029
Grana y Montero SAA	391,419	658,190
GS Engineering & Construction Corp.*	3,717	87,058
Hyundai Development Co-Engineering & Construction	2,394	101,472
Hyundai Engineering & Construction Co. Ltd.	3,759	136,168
IJM Corp. Bhd.	81,900	64,427
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV*	12,600	17,265
IRB Infrastructure Developers Ltd.	3,792	13,374
Italian-Thai Development PCL, NVDR*	135,443	19,196

Investments	Shares	Value
Construction & Engineering – (continued)
Kumho Industrial Co. Ltd.*	3,303	$27,654
Larsen & Toubro Ltd.	5,139	113,505
Larsen & Toubro Ltd., GDR	3,310	72,820
Malaysian Resources Corp. Bhd.	70,600	22,720
Metka Industrial – Construction SA	20,349	170,868
NCC Ltd.	37,138	51,631
Orascom Construction Ltd.*	4,443	23,548
Rich Development Co. Ltd.	401,467	110,679
Run Long Construction Co. Ltd.	126,000	131,360
Sadbhav Engineering Ltd.	7,246	30,530
Samsung Engineering Co. Ltd.*	5,607	46,404
Sinopec Engineering Group Co. Ltd., Class H	40,974	36,246
Sino-Thai Engineering & Construction PCL, NVDR	41,571	30,290
Taeyoung Engineering & Construction Co. Ltd.*	5,766	24,566
Tekfen Holding A/S	181,818	460,923
UEM Edgenta Bhd.	47,200	37,692
United Integrated Services Co. Ltd.	189,000	283,582
Voltas Ltd.	1,488	8,609
Waskita Karya Persero Tbk. PT	346,500	69,576
Wijaya Karya Persero Tbk. PT	88,000	17,333
Wilson Bayly Holmes-Ovcon Ltd.	37,989	428,283
		5,538,200
Construction Materials – 1.8%
ACC Ltd.	1,496	33,997
Akcansa Cimento A/S	5,271	21,959
Ambuja Cements Ltd.	19,719	70,920
Anhui Conch Cement Co. Ltd., Class H(a)	63,000	174,665
Asia Cement Co. Ltd.	1,092	70,239
Asia Cement Corp.	68,020	59,382
BBMG Corp., Class H(a)	1,953,000	715,232
Cahya Mata Sarawak Bhd.	15,700	14,371
Cementos Argos SA	6,270	24,945

See Accompanying Notes to the Financial Statements.

170	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Construction Materials – (continued)
Cementos Argos SA (Preference)	20,263	$74,124
Cementos Pacasmayo SAA	27,549	53,294
Cemex SAB de CV*	491,400	427,452
Century Textiles & Industries Ltd.	2,602	36,767
CHC Resources Corp.	6,000	10,210
Chia Hsin Cement Corp.	344,000	97,235
China National Building Material Co. Ltd., Class H(a)	136,000	62,258
China Resources Cement Holdings Ltd.(a)	40,170	16,265
China Shanshui Cement Group Ltd.* (c)	541,000	438,808
Cimsa Cimento Sanayi ve Ticaret A/S	38,556	191,376
CSG Holding Co. Ltd., Class B	62,810	52,403
Daelim C&S Co. Ltd.*	4,662	89,838
Dalmia Bharat Ltd.	2,046	62,972
Eugene Corp.	38,080	153,418
Goldsun Building Materials Co. Ltd.	73,000	16,840
Grupo Argos SA	12,978	83,514
Grupo Argos SA (Preference)	5,305	32,119
Hanil Cement Co. Ltd.	160	10,403
Holcim Indonesia Tbk. PT	358,500	26,514
Indocement Tunggal Prakarsa Tbk. PT	27,300	34,418
JK Lakshmi Cement Ltd.	657	4,867
Lafarge Malaysia Bhd.	6,300	12,164
Nuh Cimento Sanayi A/S	53,739	161,744
POSCO Chemtech Co. Ltd.	96	998
PPC Ltd.(a)	1,028,754	419,666
Prism Cement Ltd.*	10,157	16,181
Qatar National Cement Co. QSC	746	16,901
Ramco Cements Ltd. (The)	4,924	46,784
Semen Indonesia Persero Tbk. PT	135,800	102,516
Shree Cement Ltd.	316	79,909

Investments	Shares	Value
Construction Materials – (continued)
Siam Cement PCL (The), NVDR	8,850	$126,438
Siam City Cement PCL, NVDR	3,700	30,554
Ssangyong Cement Industrial Co. Ltd.*	717	10,057
Sungshin Cement Co. Ltd.*	16,002	106,424
Taiwan Cement Corp.	126,000	151,124
TCC International Holdings Ltd.	1,260,000	320,084
Tipco Asphalt PCL, NVDR	6,500	3,362
Titan Cement Co. SA	1,860	43,164
Tongyang Cement & Energy Corp.*	1,723	5,413
Tongyang, Inc.	11,656	32,750
TPI Polene PCL, NVDR	377,200	23,711
UltraTech Cement Ltd.	3,024	179,496
Union Andina de Cementos SAA	381	305
Universal Cement Corp.	364,952	283,913
West China Cement Ltd.*	46,008	4,687
Wijaya Karya Beton Tbk. PT	294,300	20,074
		5,359,224
Consumer Finance – 0.5%
AEON Credit Service M Bhd.	45,600	160,225
AEON Thana Sinsap Thailand PCL, NVDR	60,500	169,412
Amlak Finance PJSC*	63,488	21,433
Bajaj Finance Ltd.	7,560	122,297
Bharat Financial Inclusion Ltd.*	6,403	84,771
Cholamandalam Investment and Finance Co. Ltd.	707	12,553
Credit China Fintech Holdings Ltd.*	1,008,000	122,184
Credito Real SAB de CV SOFOM ER	15,700	28,983
Gentera SAB de CV	37,800	74,967
KB Capital Co. Ltd.	8,316	190,776
KRUK SA	768	44,392
Krungthai Card PCL, NVDR	3,800	16,287
Mahindra & Mahindra Financial Services Ltd.	8,379	45,448
Muthoot Finance Ltd.	10,664	58,049

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	171

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Consumer Finance – (continued)
Repco Home Finance Ltd.	995	$11,282
Samsung Card Co. Ltd.	1,302	54,845
Shriram City Union Finance Ltd.	638	24,748
Shriram Transport Finance Co. Ltd.	5,544	90,104
Srisawad Power 1979 PCL, NVDR	1,168	1,335
Sundaram Finance Ltd.	1,310	27,465
Taiwan Acceptance Corp.	11,000	25,306
Unifin Financiera SAB de CV SOFOM ENR	6,200	18,579
		1,405,441
Containers & Packaging – 0.5%
Beijing Enterprises Clean Energy Group Ltd.*	1,940,002	56,788
Cheng Loong Corp.	882,000	320,016
Great China Metal Industry	142,000	104,393
Greatview Aseptic Packaging Co. Ltd.	73,000	37,089
Klabin SA	23,400	121,514
Klabin SA (Preference)	101,600	92,105
Lock&Lock Co. Ltd.	2,071	24,253
Mpact Ltd.	11,199	27,386
Nampak Ltd.(a)	459,252	640,381
Samkwang Glass	123	6,450
Taiwan Hon Chuan Enterprise Co. Ltd.	63,000	103,212
		1,533,587
Distributors – 0.2%
Dah Chong Hong Holdings Ltd.	693,000	290,431
Dogus Otomotiv Servis ve Ticaret A/S	44,572	143,509
Imperial Holdings Ltd.	11,970	151,213
Inter Cars SA	144	9,879
Test Rite International Co. Ltd.	149,000	91,834
		686,866
Diversified Consumer Services – 0.6%
Curro Holdings Ltd.*	16,244	59,759

Investments	Shares	Value
Diversified Consumer Services – (continued)
Daekyo Co. Ltd.	4,590	$33,455
Estacio Participacoes SA	259,700	1,527,430
Fu Shou Yuan International Group Ltd.	11,000	6,454
Kroton Educacional SA	56,700	284,588
Lung Yen Life Service Corp.	4,000	6,819
		1,918,505
Diversified Financial Services – 1.3%
African Bank Investments Ltd.* (c)	61,875	1,423
Al Waha Capital PJSC	813,834	416,544
Alexander Forbes Group Holdings Ltd.	44,842	20,355
Ayala Corp.	8,190	141,229
BTG Pactual Group	20,708	106,750
Chailease Holding Co. Ltd.	63,000	109,001
Corp. Financiera Colombiana SA	1,102	13,734
Far East Horizon Ltd.(a)	99,988	91,287
FirstRand Ltd.(a)	112,959	404,834
Fubon Financial Holding Co. Ltd.	441,000	626,057
Grupo de Inversiones Suramericana SA	12,061	154,662
Grupo de Inversiones Suramericana SA (Preference)	1,425	17,969
GT Capital Holdings, Inc.	3,645	98,685
Haci Omer Sabanci Holding A/S	83,413	251,865
Hankook Tire Worldwide Co. Ltd.	1,342	25,391
IFCI Ltd.	571,914	222,646
Inversiones La Construccion SA	26,586	325,008
Meritz Financial Group, Inc.	2,333	22,937
Metro Pacific Investments Corp.	548,100	81,498
NICE Holdings Co. Ltd.	720	10,603
NICE Information Service Co. Ltd.	3,576	23,939
Power Finance Corp. Ltd.	53,991	100,647
PSG Group Ltd.	4,368	68,262

See Accompanying Notes to the Financial Statements.

172	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Financial Services – (continued)
Reliance Capital Ltd.	5,803	$45,026
Remgro Ltd.	16,008	265,959
RMB Holdings Ltd.	22,995	101,514
Rural Electrification Corp. Ltd.	57,868	116,886
		3,864,711
Diversified Telecommunication Services – 1.6%
APT Satellite Holdings Ltd.	45,750	30,088
Asia Pacific Telecom Co. Ltd.*	101,899	32,774
Axtel SAB de CV* (a)	71,226	17,762
Bharti Infratel Ltd.	17,892	93,095
China Communications Services Corp. Ltd., Class H	2,016,000	1,198,445
China Telecom Corp. Ltd., Class H	882,000	456,078
China Unicom Hong Kong Ltd.	186,000	218,024
Chunghwa Telecom Co. Ltd.	132,000	451,747
CITIC Telecom International Holdings Ltd.	73,000	25,040
Emirates Telecommunications Group Co. PJSC	60,732	311,671
Hellenic Telecommunications Organization SA	9,261	84,768
Jasmine International PCL, NVDR	199,700	47,646
KT Corp.	7,247	204,569
LG Uplus Corp.	10,929	112,705
Link Net Tbk. PT	86,800	33,262
Magyar Telekom Telecommunications plc	10,996	18,193
Netia SA	25,196	29,768
O2 Czech Republic A/S	3,092	28,332
Ooredoo QSC	4,473	119,147
Orange Polska SA	14,950	21,271
Rostelecom PJSC	59,787	74,638
Rostelecom PJSC (Preference)	29,982	29,419
Tata Communications Ltd.	5,003	47,534
Telefonica Brasil SA (Preference)	16,700	242,705
Telekom Malaysia Bhd.	56,700	88,395

Investments	Shares	Value
Diversified Telecommunication Service – (continued)
Telekomunikasi Indonesia Persero Tbk. PT	1,809,300	$585,166
Telkom SA SOC Ltd.	15,074	69,553
Thaicom PCL, NVDR	21,800	12,956
TIME dotCom Bhd.	9,600	18,308
True Corp. PCL, NVDR	297,941	57,464
Turk Telekomunikasyon A/S	9,573	17,683
		4,778,206
Electric Utilities – 1.6%
Adani Transmission Ltd.*	226,989	154,812
Celsia SA ESP	29,264	39,509
Centrais Eletricas Brasileiras SA*	7,000	52,690
Centrais Eletricas Brasileiras SA (Preference), Class B*	11,800	101,755
CESC Ltd.	53,487	501,982
CEZ A/S	10,143	190,901
Cia de Transmissao de Energia Eletrica Paulista (Preference)	4,439	97,155
Cia Energetica de Minas Gerais	1,577	4,862
Cia Energetica de Minas Gerais (Preference)	48,371	148,970
Cia Paranaense de Energia	200	1,491
Cia Paranaense de Energia (Preference)	4,000	46,307
CPFL Energia SA	19,343	147,982
EDP – Energias do Brasil SA	15,207	73,445
Enea SA*	7,827	19,966
Energa SA	14,299	29,209
Enersis Americas SA	1,217,790	206,233
Engie Energia Chile SA	11,616	20,607
Equatorial Energia SA	6,300	112,932
Federal Grid Co. Unified Energy System PJSC	13,871,214	37,478
First Philippine Holdings Corp.	189,630	271,585
Inter RAO UES PJSC	2,145,539	115,262
Interconexion Electrica SA ESP	8,946	29,739
Korea District Heating Corp.	372	22,432
Korea Electric Power Corp.	15,750	677,900
Light SA	63,000	348,447

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	173

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electric Utilities – (continued)
Luz del Sur SAA	7,464	$26,057
Manila Electric Co.	7,560	43,091
Mosenergo PJSC	6,304,788	170,646
PGE Polska Grupa Energetyczna SA	41,634	108,638
Power Grid Corp. of India Ltd.	60,165	157,695
Public Power Corp. SA*	7,874	25,722
Reliance Infrastructure Ltd.	9,856	79,985
Rosseti PJSC	3,829,554	59,056
RusHydro PJSC	8,925,856	112,107
Tata Power Co. Ltd.	49,141	57,465
Tauron Polska Energia SA*	36,838	24,803
Tenaga Nasional Bhd.	88,200	301,499
Torrent Power Ltd.	9,504	24,676
Transmissora Alianca de Energia Eletrica SA	2,600	16,918
		4,662,009
Electrical Equipment – 0.7%
ABB India Ltd.	1,456	23,961
AcBel Polytech, Inc.*	3,000	2,224
Amara Raja Batteries Ltd.	2,733	42,004
Bharat Heavy Electricals Ltd.	19,908	41,434
Chicony Power Technology Co. Ltd.	126,620	205,834
China High Speed Transmission Equipment Group Co. Ltd.	63,000	65,398
Crompton Greaves Ltd.*	12,473	14,315
CS Wind Corp.	620	13,411
Doosan Heavy Industries & Construction Co. Ltd.	2,184	50,007
ElSewedy Electric Co.	3,080	21,747
FDG Electric Vehicles Ltd.*	630,000	32,902
GE T&D India Ltd.	2,883	14,809
Havells India Ltd.	13,230	80,822
Jiangnan Group Ltd.	1,512,000	249,568
Korea Electric Terminal Co. Ltd.	144	8,998
Kung Long Batteries Industrial Co. Ltd.	5,000	23,449
LS Corp.	2,218	106,417

Investments	Shares	Value
Electrical Equipment – (continued)
LS Industrial Systems Co. Ltd.	92	$3,148
Schneider Electric Infrastructure Ltd.*	2,601	6,221
Shanghai Electric Group Co. Ltd., Class H*	142,000	65,737
Shihlin Electric & Engineering Corp.	26,000	33,409
Suzlon Energy Ltd.*	203,364	46,893
Tech Pro Technology Development Ltd.*	124,000	3,422
Teco Electric and Machinery Co. Ltd.	63,000	55,998
Voltronic Power Technology Corp.	1,323	19,872
Walsin Lihwa Corp.	252,000	88,239
Welling Holding Ltd.	660,000	131,917
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	413,800	572,021
Zhuzhou CRRC Times Electric Co. Ltd.	20,000	96,972
		2,121,149
Electronic Equipment, Instruments & Components – 3.2%
AAC Technologies Holdings, Inc.(a)	24,000	229,018
AU Optronics Corp.	531,000	201,917
Aurora Corp.	7,000	11,313
Boardtek Electronics Corp.	12,000	11,902
Cheng Uei Precision Industry Co. Ltd.	11,000	13,472
Chimei Materials Technology Corp.	315,000	123,774
China Railway Signal & Communication Corp. Ltd., Class H(b)	46,008	37,377
Chin-Poon Industrial Co. Ltd.	12,000	23,006
Chroma ATE, Inc.	13,000	32,997
Compeq Manufacturing Co. Ltd.	76,000	40,098
Coretronic Corp.*	321,000	332,621
CrucialTec Co. Ltd.*	2,019	14,133
Daeduck Electronics Co.	26,586	174,955
DataTec Ltd.	157,122	523,138

See Accompanying Notes to the Financial Statements.

174	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electronic Equipment, Instruments & Components – (continued)
Delta Electronics Thailand PCL, NVDR	27,000	$60,561
Delta Electronics, Inc.	68,728	362,615
Digital China Holdings Ltd.* (a)	69,000	57,835
Dynapack International Technology Corp.	92,000	120,402
E Ink Holdings, Inc.	48,000	40,764
Egis Technology, Inc.*	4,000	29,090
Elite Material Co. Ltd.	13,000	36,292
Firich Enterprises Co. Ltd.	8,582	17,785
FLEXium Interconnect, Inc.	22,047	62,807
Flytech Technology Co. Ltd.	9,235	30,435
General Interface Solution Holding Ltd.	10,000	26,681
Hana Microelectronics PCL, NVDR	58,300	53,307
HannStar Display Corp.*	248,000	62,162
Hollysys Automation Technologies Ltd.	2,100	41,811
Hon Hai Precision Industry Co. Ltd.	903,900	2,443,244
Iljin Materials Co. Ltd.*	1,426	20,064
Inari Amertron Bhd.	43,125	34,438
Innolux Corp.	520,489	175,654
Ju Teng International Holdings Ltd.	756,000	239,819
KCE Electronics PCL, NVDR	22,300	71,365
KH Vatec Co. Ltd.	12,033	132,502
Kingboard Chemical Holdings Ltd.	33,300	98,549
Kingboard Laminates Holdings Ltd.	48,000	43,080
Largan Precision Co. Ltd.	4,000	473,422
LG Display Co. Ltd.	7,855	187,408
LG Innotek Co. Ltd.	620	42,264
Lotes Co. Ltd.	45,000	114,648
Merry Electronics Co. Ltd.	5,300	20,490
Millennium Pacific Group Holdings Ltd.*	248,000	4,765
MIN AIK Technology Co. Ltd.	20,000	23,513
Nan Ya Printed Circuit Board Corp.	11,000	8,313

Investments	Shares	Value
Electronic Equipment, Instruments & Components – (continued)
Partron Co. Ltd.	37,359	$292,212
PAX Global Technology Ltd.(a)	33,000	20,639
Posiflex Technology, Inc.	6,397	37,704
Redington India Ltd.	14,310	22,573
Samart Corp. PCL, NVDR	29,300	11,805
Samsung Electro-Mechanics Co. Ltd.	1,953	80,390
Samsung SDI Co. Ltd.	3,402	280,366
SFA Engineering Corp.	599	30,310
Simplo Technology Co. Ltd.	9,000	27,806
Sinbon Electronics Co. Ltd.	3,253	7,319
Sunny Optical Technology Group Co. Ltd.	20,000	97,745
Synnex Technology International Corp.	63,000	67,277
Taiflex Scientific Co. Ltd.	140,720	133,775
Taiwan PCB Techvest Co. Ltd.	259,662	253,841
Test Research, Inc.	20,280	25,705
Tong Hsing Electronic Industries Ltd.	16,000	55,264
Tongda Group Holdings Ltd.	330,000	87,236
TPK Holding Co. Ltd.*	16,000	25,604
TXC Corp.	63,000	87,939
Wah Lee Industrial Corp.	126,000	179,872
Walsin Technology Corp.*	68,450	83,075
Wasion Group Holdings Ltd.	399,100	235,193
Wintek Corp.* (c)	64,000	3,711
WPG Holdings Ltd.	63,000	73,865
WT Microelectronics Co. Ltd.	330,500	468,664
Yageo Corp.*	18,615	37,516
Zhen Ding Technology Holding Ltd.	26,150	59,580
		9,692,792
Energy Equipment & Services – 0.2%
Bumi Armada Bhd.	132,900	22,335
Gulf International Services QSC	2,297	19,302
SapuraKencana Petroleum Bhd.*	163,800	63,255
TMK PJSC	211,743	230,514
UMW Oil & Gas Corp. Bhd.*	87,700	17,770

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	175

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Energy Equipment & Services – (continued)
Wison Engineering Services Co. Ltd.*	693,000	$84,895
Yinson Holdings Bhd.*	25,800	19,250
		457,321
Equity Real Estate Investment Trusts (REITs) – 0.8%
Arrowhead Properties Ltd.	103,268	66,713
Axis REIT	94,966	38,937
Capitaland Malaysia Mall Trust	72,500	27,652
Concentradora Fibra Danhos SA de CV	26,600	48,950
Concentradora Hipotecaria SAPI de CV	371,700	534,600
Emira Property Fund Ltd.	23,505	24,407
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	90,471	92,325
Fibra Uno Administracion SA de CV	88,200	169,155
Fortress Income Fund Ltd.	19,782	47,040
Fortress Income Fund Ltd., Class A	78,023	94,617
Growthpoint Properties Ltd.	76,146	141,985
Hyprop Investments Ltd.	10,031	89,057
Investec Property Fund Ltd.	45,384	53,858
KLCCP Stapled Group	9,500	18,117
Macquarie Mexico Real Estate Management SA de CV*	75,600	95,708
Pavilion REIT	11,800	4,951
PLA Administradora Industrial S de RL de CV*	37,800	62,948
Prologis Property Mexico SA de CV	9,600	16,222
Redefine Properties Ltd.	151,735	130,324
Resilient REIT Ltd.	16,389	135,622
SA Corporate Real Estate Fund Nominees Pty. Ltd.(a)	105,784	43,388
Sunway REIT	39,400	17,281
Vukile Property Fund Ltd.	36,603	50,225
Yeni Gimat Gayrimenkul Ortakligi A/S	73,206	285,821
		2,289,903

Investments	Shares	Value
Food & Staples Retailing – 1.1%
Al Meera Consumer Goods Co. QSC	314	$16,081
Almacenes Exito SA	14,779	73,794
BGF retail Co. Ltd.	445	67,669
BIM Birlesik Magazalar A/S	9,801	159,523
Cencosud SA	49,796	162,310
Cia Brasileira de Distribuicao (Preference)	7,502	144,692
CJ Freshway Corp.	708	24,317
Clicks Group Ltd.	7,056	65,680
Cosco Capital, Inc.	2,356,200	413,603
CP ALL PCL, NVDR	135,820	235,762
DIXY Group PJSC*	10,269	52,473
Dongsuh Cos., Inc.	2,098	49,780
E-MART, Inc.	693	98,416
Eurocash SA	1,939	19,588
Grupo Comercial Chedraui SA de CV	9,800	21,968
GS Retail Co. Ltd.	662	28,233
Hyundai Greenfood Co. Ltd.	2,135	31,253
Magnit PJSC	1,953	328,023
Massmart Holdings Ltd.	4,015	34,800
Matahari Putra Prima Tbk. PT	95,800	13,253
Pick n Pay Stores Ltd.	12,222	59,820
President Chain Store Corp.	16,000	119,655
Puregold Price Club, Inc.	47,000	39,553
Raia Drogasil SA	6,800	152,610
Robinsons Retail Holdings, Inc.	20,030	31,975
Shoprite Holdings Ltd.	11,151	164,587
SPAR Group Ltd. (The)	5,436	77,009
Sun Art Retail Group Ltd.(a)	95,500	67,362
Taiwan TEA Corp.	540,000	235,285
Wal-Mart de Mexico SAB de CV	182,700	388,471
		3,377,545
Food Products – 2.1%
Advanta Ltd.* (c)	1,110	10,695
Agthia Group PJSC	13,259	21,659
Alicorp SAA	18,131	42,090
Astra Agro Lestari Tbk. PT	17,111	19,999
AVI Ltd.	9,702	68,189
Binggrae Co. Ltd.	63	3,436

See Accompanying Notes to the Financial Statements.

176	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – (continued)
Biostime International Holdings Ltd.*	2,500	$6,151
BRF SA	19,500	328,793
Britannia Industries Ltd.	1,576	78,243
Century Pacific Food, Inc.	17,700	6,104
Charoen Pokphand Enterprise	189,000	269,209
Charoen Pokphand Foods PCL, NVDR	114,000	102,607
Charoen Pokphand Indonesia Tbk. PT	258,300	73,246
China Agri-Industries Holdings Ltd.*	59,705	23,405
China Foods Ltd.	10,789	4,786
China Huishan Dairy Holdings Co. Ltd.(a)	231,000	85,789
China Huiyuan Juice Group Ltd.*	24,000	8,882
China Mengniu Dairy Co. Ltd.	84,000	159,229
China Modern Dairy Holdings Ltd.*	248,000	54,046
China Shengmu Organic Milk Ltd.* (b) (c)	73,000	22,875
CJ CheilJedang Corp.	252	76,971
Dae Han Flour Mills Co. Ltd.	1,008	155,483
Daesang Corp.	945	22,257
Daesang Holdings Co. Ltd.	1,814	16,567
Dali Foods Group Co. Ltd.(a) (b)	94,500	49,231
Dongwon F&B Co. Ltd.	79	13,912
Dongwon Industries Co. Ltd.	73	19,650
Dutch Lady Milk Industries Bhd.	2,600	36,381
Easy Bio, Inc.	29,295	154,892
Felda Global Ventures Holdings Bhd.	75,600	36,223
Genting Plantations Bhd.	12,700	33,302
GlaxoSmithKline Consumer Healthcare Ltd.	270	24,491
Great Wall Enterprise Co. Ltd.	27,800	25,327
Gruma SAB de CV, Class B	8,545	119,151

Investments	Shares	Value
Food Products – (continued)
Grupo Bimbo SAB de CV, Series A	44,100	$119,374
Grupo Herdez SAB de CV(a)	13,014	31,719
Grupo Industrial Maseca SAB de CV, Class B	4,800	5,865
Grupo Lala SAB de CV	9,600	17,962
Grupo Nutresa SA	10,395	87,015
Ichitan Group PCL, NVDR	72,000	22,630
IJM Plantations Bhd.	26,800	23,638
Indofood CBP Sukses Makmur Tbk. PT	54,000	38,903
Indofood Sukses Makmur Tbk. PT	197,900	128,920
Industrias Bachoco SAB de CV, Series B	7,300	32,488
IOI Corp. Bhd.	122,600	131,514
Japfa Comfeed Indonesia Tbk. PT	365,800	52,846
JBS SA	44,100	135,399
Juhayna Food Industries	10,936	4,828
Kaset Thai International Sugar Corp. PCL, NVDR	10,400	2,036
Kernel Holding SA	2,417	38,602
Khon Kaen Sugar Industry PCL, NVDR	273,504	30,478
KRBL Ltd.	2,726	9,986
Kuala Lumpur Kepong Bhd.	16,900	96,525
Lien Hwa Industrial Corp.	49,200	33,364
Lotte Confectionery Co. Ltd.	345	57,889
Lotte Food Co. Ltd.	62	37,441
M Dias Branco SA	1,000	43,015
Maeil Dairy Industry Co. Ltd.	546	16,176
Marfrig Global Foods SA*	14,400	25,790
Minerva SA*	81,900	264,648
Namchow Chemical Industrial Co. Ltd.	17,000	36,254
Namyang Dairy Products Co. Ltd.	35	20,616
Nestle India Ltd.	693	72,016
Nestle Malaysia Bhd.	2,200	41,105
Nong Shim Holdings Co. Ltd.	48	4,237
NongShim Co. Ltd.	190	47,822
Oceana Group Ltd.	7,580	64,654
Orion Corp.	126	78,733

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	177

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – (continued)
Ottogi Corp.	69	$39,678
Perusahaan Perkebunan London Sumatra Indonesia Tbk. PT	62,400	7,293
Pioneer Foods Group Ltd.	3,591	43,353
PPB Group Bhd.	10,300	39,580
Pulmuone Co. Ltd.	127	13,152
QL Resources Bhd.	38,100	40,143
RCL Foods Ltd.(a)	206,199	210,290
Salim Ivomas Pratama Tbk. PT	2,967,300	113,707
Samlip General Foods Co. Ltd.	191	28,460
Samyang Corp.	248	22,324
Samyang Holdings Corp.	310	33,865
Sao Martinho SA	1,000	20,156
Sawit Sumbermas Sarana Tbk. PT	15,300	1,782
Standard Foods Corp.	12,974	32,109
Tata Global Beverages Ltd.	7,341	15,322
Tenwow International Holdings Ltd.	567,000	177,671
Thai Union Group PCL, NVDR	107,100	66,407
Thai Vegetable Oil PCL, NVDR	321,970	308,193
Tiger Brands Ltd.	5,229	148,921
Tingyi Cayman Islands Holding Corp.(a)	66,000	71,235
Tongaat Hulett Ltd.(a)	10,458	94,554
TSH Resources Bhd.	24,000	10,985
Ulker Biskuvi Sanayi A/S	6,930	42,969
Uni-President China Holdings Ltd.	67,000	45,359
Uni-President Enterprises Corp.	189,000	365,932
United Plantations Bhd.	1,200	7,981
Universal Robina Corp.	25,090	94,303
Want Want China Holdings Ltd.(a)	252,000	153,705
Wei Chuan Foods Corp.*	195,000	110,608
Yashili International Holdings Ltd.	34,000	6,927
		6,394,723

Investments	Shares	Value
Gas Utilities – 0.4%
China Gas Holdings Ltd.	75,640	$115,291
China Resources Gas Group Ltd.(a)	32,000	100,479
E1 Corp.	2,268	120,511
Empresa de Energia de Bogota SA ESP	65,205	41,350
ENN Energy Holdings Ltd.	26,000	122,375
GAIL India Ltd.	9,324	60,297
Gas Malaysia Bhd.	20,300	12,437
Great Taipei Gas Co. Ltd.	31,000	23,331
Gujarat State Petronet Ltd.	21,700	51,532
Indraprastha Gas Ltd.	4,015	51,511
Infraestructura Energetica Nova SAB de CV	18,200	80,977
Korea Gas Corp.	2,016	81,662
Perusahaan Gas Negara Persero Tbk.	544,600	106,850
Petronas Gas Bhd.	20,600	108,033
Samchully Co. Ltd.	2,331	198,825
Towngas China Co. Ltd.* (a)	20,000	11,270
		1,286,731
Health Care Equipment & Supplies – 0.2%
Bioteque Corp.	1,000	4,294
Boditech Med, Inc.*	1,302	23,212
DIO Corp.*	666	26,570
Ginko International Co. Ltd.	2,000	18,664
Hartalega Holdings Bhd.	9,400	10,980
Huons Global Co. Ltd.	429	16,140
InBody Co. Ltd.	1,280	36,971
Interojo Co. Ltd.	868	29,964
i-SENS, Inc.*	942	26,920
Kossan Rubber Industries	23,400	37,652
Lifetech Scientific Corp.*	196,000	46,505
Lutronic Corp.	868	28,940
Microport Scientific Corp.*	11,000	8,142
Osstem Implant Co. Ltd.*	96	4,572
Pihsiang Machinery Manufacturing Co. Ltd.	5,000	11,725
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	64,000	41,760
St. Shine Optical Co. Ltd.	1,000	21,009
Suheung Co. Ltd.	550	19,010

See Accompanying Notes to the Financial Statements.

178	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Equipment & Supplies – (continued)
Top Glove Corp. Bhd.	14,800	$17,464
Value Added Technologies Co. Ltd.	510	14,017
Vieworks Co. Ltd.	760	40,848
		485,359
Health Care Providers & Services – 0.5%
Apollo Hospitals Enterprise Ltd.	2,124	42,652
Bangkok Chain Hospital PCL, NVDR	110,900	41,828
Bangkok Dusit Medical Services PCL, NVDR	173,700	113,161
Banmedica SA	16,561	34,726
Bumrungrad Hospital PCL, NVDR	16,000	83,663
Chabiotech Co. Ltd.*	384	4,631
Chularat Hospital PCL, NVDR	157,300	12,675
Fleury SA	3,600	48,101
Fortis Healthcare Ltd.*	9,651	26,119
IHH Healthcare Bhd.	107,100	163,395
KPJ Healthcare Bhd.	25,006	25,036
Life Healthcare Group Holdings Ltd.(a)	38,102	101,737
Medicare Group	619	10,522
Medipost Co. Ltd.*	336	16,649
Mitra Keluarga Karyasehat Tbk. PT	98,000	20,880
Netcare Ltd.	42,840	110,035
Odontoprev SA	12,500	47,381
Phoenix Healthcare Group Co. Ltd.	7,000	11,139
Qualicorp SA	18,900	123,160
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	38,400	99,035
Siloam International Hospitals Tbk. PT*	22,800	18,129
Sinopharm Group Co. Ltd., Class H	36,800	179,139
Universal Medical Financial & Technical Advisory Services Co. Ltd.(b)	62,000	53,407

Investments	Shares	Value
Health Care Providers & Services – (continued)
Vibhavadi Medical Center PCL, NVDR	382,700	$32,368
		1,419,568
Health Care Technology – 0.0%(d)
Alibaba Health Information Technology Ltd.*	40,000	20,942
Hotels, Restaurants & Leisure – 0.5%
Alsea SAB de CV	19,000	71,262
Ambassador Hotel (The)	24,000	18,785
AmRest Holdings SE*	411	26,007
Bloomberry Resorts Corp.*	79,300	9,695
Central Plaza Hotel PCL	1,600	1,737
Central Plaza Hotel PCL, NVDR	12,500	13,573
China Travel International Investment Hong Kong Ltd.	172,200	49,740
DXB Entertainments PJSC*	123,858	52,941
Emerson Pacific, Inc.*	329	10,797
Famous Brands Ltd.	4,624	53,941
Formosa International Hotels Corp.	1,311	7,353
Genting Bhd.	69,300	129,514
Genting Malaysia Bhd.	84,000	95,314
Gourmet Master Co. Ltd.	2,100	18,832
Grand Korea Leisure Co. Ltd.	1,040	19,723
Haichang Ocean Park Holdings Ltd.* (b)	134,000	28,511
Hana Tour Service, Inc.	489	27,564
Imperial Pacific International Holdings Ltd.*	1,250,000	21,600
Indian Hotels Co. Ltd.	22,940	40,462
Jollibee Foods Corp.	20,160	99,088
Jubilant Foodworks Ltd.	722	10,907
Kangwon Land, Inc.	3,402	112,830
Magnum Bhd.	16,900	9,306
Mahindra Holidays & Resorts India Ltd.	4,236	28,589
Max’s Group, Inc.	17,700	9,869
Minor International PCL, NVDR	95,050	104,563
MK Restaurants Group PCL, NVDR	1,500	2,229

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	179

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – (continued)
Modetour Network, Inc.	741	$17,161
OPAP SA	8,379	71,368
Orbis SA	2,013	36,313
Paradise Co. Ltd.	1,338	15,201
Philweb Corp.	51,400	9,331
Premium Leisure Corp.	289,000	6,744
Shinsegae Food Co. Ltd.	120	15,154
Sun International Ltd.	7,072	43,667
Thomas Cook India Ltd.	3,534	11,506
Travellers International Hotel Group, Inc.	190,000	13,145
Tsogo Sun Holdings Ltd.	16,629	37,754
Wowprime Corp.	2,133	7,807
Xiabuxiabu Catering Management China Holdings Co. Ltd.(b)	31,000	18,788
		1,378,671
Household Durables – 0.9%
AmTRAN Technology Co. Ltd.	62,000	49,117
Arcelik A/S	11,529	76,102
Basso Industry Corp.	3,000	8,090
Coway Co. Ltd.	1,701	133,196
Cuckoo Electronics Co. Ltd.	79	9,113
Cyrela Brazil Realty SA Empreendimentos e Participacoes	25,200	85,490
Ez Tec Empreendimentos e Participacoes SA	61,785	323,186
Haier Electronics Group Co. Ltd.	63,000	101,712
Hanssem Co. Ltd.	576	89,351
Hyundai Livart Furniture Co. Ltd.	1,506	32,575
Kinpo Electronics	1,008,000	378,509
LG Electronics, Inc.	6,741	281,599
LG Electronics, Inc. (Preference)	690	14,322
MRV Engenharia e Participacoes SA	25,200	97,907
Nien Made Enterprise Co. Ltd.	2,000	23,196

Investments	Shares	Value
Household Durables – (continued)
PIK Group PJSC*	10,520	$47,389
Skyworth Digital Holdings Ltd.(a)	140,575	90,999
Symphony Ltd.	1,272	24,306
Tatung Co. Ltd.*	1,764,000	464,512
TCL Multimedia Technology Holdings Ltd.*	44,000	22,298
TTK Prestige Ltd.	202	19,386
Vestel Elektronik Sanayi ve Ticaret A/S*	7,415	15,733
Videocon Industries Ltd.*	11,388	17,767
Whirlpool of India Ltd.*	2,289	39,269
Wuxi Little Swan Co. Ltd., Class B	81,900	283,672
Yuxing InfoTech Investment Holdings Ltd.*	102,000	26,175
Zeng Hsing Industrial Co. Ltd.	4,000	19,330
		2,774,301
Household Products – 0.2%
Hindustan Unilever Ltd.	24,948	313,463
Jyothy Laboratories Ltd.	618	3,326
Kimberly-Clark de Mexico SAB de CV, Class A	50,400	109,228
Unilever Indonesia Tbk. PT	31,500	107,370
Vinda International Holdings Ltd.	7,000	13,865
		547,252
Independent Power and Renewable Electricity Producers – 1.7%
Aboitiz Power Corp.	81,937	77,753
Adani Power Ltd.*	12,059	4,938
AES Gener SA	127,863	43,558
AES Tiete Energia SA	2	2
AES Tiete Energia SA (Preference)	30	30
AES Tiete Energia SA-UNIT	5,573	29,204
Aksa Enerji Uretim A/S*	23,830	21,625
Beijing Jingneng Clean Energy Co. Ltd., Class H	1,654,000	503,355
CGN New Energy Holdings Co. Ltd.(b)	1,008,000	146,881
CGN Power Co. Ltd., Class H(a) (b)	315,000	92,207

See Accompanying Notes to the Financial Statements.

180	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Independent Power and Renewable Electricity Producers – (continued)
China Longyuan Power Group Corp. Ltd., Class H	189,000	$144,525
China Power International Development Ltd.	227,000	82,840
China Power New Energy Development Co. Ltd.	390,000	236,871
China Resources Power Holdings Co. Ltd.	106,420	180,869
Cia Energetica de Sao Paulo (Preference), Class B	12,600	58,705
Colbun SA	138,415	30,150
Datang International Power Generation Co. Ltd., Class H	2,391,500	644,530
Electricity Generating PCL, NVDR	9,400	52,375
Empresa Nacional de Electricidad SA	98,595	68,003
Energy Development Corp.	273,600	33,337
Eneva SA*	38,392	173,415
Engie Brasil Energia SA	7,400	95,578
First Gen Corp.	120,139	56,940
Glow Energy PCL, NVDR	19,000	41,803
Huadian Fuxin Energy Corp. Ltd., Class H	2,102,000	487,901
Huadian Power International Corp. Ltd., Class H(a)	1,386,000	595,160
Huaneng Power International, Inc., Class H	258,000	158,696
Huaneng Renewables Corp. Ltd., Class H	312,000	105,008
JSW Energy Ltd.	24,223	23,829
Lopez Holdings Corp.	1,449,000	237,897
Malakoff Corp. Bhd.	105,400	38,944
NHPC Ltd.	153,531	61,494
NTPC Ltd.	73,269	165,711
Ratchaburi Electricity Generating Holding PCL, NVDR	21,400	30,574
Reliance Power Ltd.	43,613	30,725
Renova Energia SA	2,400	8,733
SPCG PCL, NVDR	340,400	198,419

Investments	Shares	Value
Independent Power and Renewable Electricity Producers – (continued)
Superblock PCL, NVDR*	243,200	$11,049
Unipro PJSC	177,178	8,169
		4,981,803
Industrial Conglomerates – 2.1%
Aamal Co.*	17,010	63,527
Aboitiz Equity Ventures, Inc.	62,680	100,966
Aditya Birla Nuvo Ltd.	1,453	30,184
Alfa SAB de CV, Class A	132,300	201,607
Alliance Global Group, Inc.	95,100	28,006
AntarChile SA	2,559	27,418
Beijing Enterprises Holdings Ltd.	33,500	167,611
Berjaya Corp. Bhd.	2,447,200	189,592
Berli Jucker PCL	500	754
Berli Jucker PCL, NVDR	56,300	84,858
Bidvest Group Ltd. (The)	11,248	139,665
Boustead Holdings Bhd.	78,120	40,783
CITIC Ltd.(a)	378,000	543,005
CJ Corp.	441	67,253
DMCI Holdings, Inc.	248,250	64,084
Dogan Sirketler Grubu Holding A/S*	924,462	238,837
Doosan Corp.	846	75,783
Enka Insaat ve Sanayi A/S	40,698	62,035
Far Eastern New Century Corp.	252,000	195,244
Fosun International Ltd.(a)	157,500	228,689
Future Enterprises Ltd.	10,119	2,591
Grupo Carso SAB de CV, Series A1	12,600	55,271
Grupo Industrial Saltillo SAB de CV	7,300	14,695
Grupo KUO SAB de CV, Series B	14,400	28,712
Hanwha Corp.	2,806	91,592
HAP Seng Consolidated Bhd.	39,700	73,722
Harim Holdings Co. Ltd.*	28,333	99,169
Hong Leong Industries Bhd.	63,300	150,441
Hosken Consolidated Investments Ltd.(a)	52,731	496,706
Industries Qatar QSC	5,733	160,582
JG Summit Holdings, Inc.	101,020	158,553

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	181

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Industrial Conglomerates – (continued)
KAP Industrial Holdings Ltd.	149,275	$85,806
KOC Holding A/S	32,571	135,688
Kolon Corp.	144	6,406
LG Corp.	4,347	232,878
LT Group, Inc.	54,200	16,163
Mannai Corp. QSC	6,174	131,396
MMC Corp. Bhd.	34,200	19,485
Mytilineos Holdings SA*	66,150	377,796
Quinenco SA	33,077	81,007
Reunert Ltd.	5,407	24,744
Samsung C&T Corp.	3,213	453,484
San Miguel Corp.	43,470	72,267
Siemens Ltd.	1,779	31,629
Sigdo Koppers SA	23,951	32,994
Sime Darby Bhd.	81,900	159,895
SK Holdings Co. Ltd.	1,197	233,803
SM Investments Corp.	17,115	237,519
Turkiye Sise ve Cam Fabrikalari A/S	31,664	33,233
Yazicilar Holding A/S, Class A	4,309	18,925
		6,267,053
Insurance – 2.7%
Allianz Malaysia Bhd.	8,300	20,062
Anadolu Hayat Emeklilik A/S	10,968	17,498
Bajaj Finserv Ltd.	1,104	56,480
Bangkok Life Assurance PCL, NVDR	13,540	19,248
BB Seguridade Participacoes SA	23,000	232,481
Cathay Financial Holding Co. Ltd.	504,000	654,006
China Life Insurance Co. Ltd.	130,960	120,969
China Life Insurance Co. Ltd., Class H	259,000	643,254
China Pacific Insurance Group Co. Ltd., Class H	100,800	364,603
China Reinsurance Group Corp., Class H	378,000	90,176
China Taiping Insurance Holdings Co. Ltd.*	50,400	97,357
Discovery Ltd.(a)	12,159	103,919

Investments	Shares	Value
Insurance – (continued)
Dongbu Insurance Co. Ltd.	3,465	$215,304
Hanwha General Insurance Co. Ltd.	31,311	207,691
Hanwha Life Insurance Co. Ltd.	19,404	105,986
Hyundai Marine & Fire Insurance Co. Ltd.	3,730	115,233
KB Insurance Co. Ltd.	2,546	64,415
Korean Reinsurance Co.	9,513	98,102
Liberty Holdings Ltd.	3,013	25,912
Long Bon International Co. Ltd.	252,000	130,162
LPI Capital Bhd.	12,306	49,341
Max Financial Services Ltd.	2,832	23,880
Mercuries & Associates Holding Ltd.	330,500	203,175
Meritz Fire & Marine Insurance Co. Ltd.	1,700	23,697
MMI Holdings Ltd.	60,369	101,238
New China Life Insurance Co. Ltd., Class H	50,400	218,372
People’s Insurance Co. Group of China Ltd. (The), Class H	381,320	151,941
PICC Property & Casualty Co. Ltd., Class H	275,634	446,426
Ping An Insurance Group Co. of China Ltd., Class H	313,000	1,652,817
Porto Seguro SA	3,700	35,576
Powszechny Zaklad Ubezpieczen SA	21,042	145,632
Qatar Insurance Co. SAQ	4,158	100,024
Qualitas Controladora SAB de CV(a)	182,700	336,889
Rand Merchant Investment Holdings Ltd.	32,067	96,040
Samsung Fire & Marine Insurance Co. Ltd.	1,449	369,136
Samsung Fire & Marine Insurance Co. Ltd. (Preference)	108	17,839
Samsung Life Insurance Co. Ltd.	3,402	328,531
Sanlam Ltd.	53,109	257,460

See Accompanying Notes to the Financial Statements.

182	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
Santam Ltd.	665	$11,941
Shin Kong Financial Holding Co. Ltd.*	447,644	97,167
Sul America SA	15,861	97,595
Syarikat Takaful Malaysia Bhd.	19,900	20,113
Taiwan Fire & Marine Insurance Co. Ltd.	15,000	8,793
Tongyang Life Insurance Co. Ltd.	1,754	18,395
		8,194,876
Internet & Direct Marketing Retail – 0.1%
B2W Cia Digital*	5,926	29,182
CJ O Shopping Co. Ltd.	279	39,524
Cogobuy Group* (a) (b)	10,000	15,629
GS Home Shopping, Inc.	85	13,059
Hyundai Home Shopping Network Corp.	35	3,472
Interpark Corp.	1,402	13,723
Interpark Holdings Corp.	1,875	8,185
NS Shopping Co. Ltd.*	1,764	254,368
		377,142
Internet Software & Services – 2.1%
Addcn Technology Co. Ltd.	1,341	8,541
Ahnlab, Inc.	620	34,894
Daou Technology, Inc.	2,046	37,013
HC International, Inc.*	40,000	29,556
Info Edge India Ltd.	4,025	54,366
Just Dial Ltd.*	1,974	12,568
Kakao Corp.	1,764	117,780
KT Hitel Co. Ltd.*	1,063	6,847
NAVER Corp.	1,008	754,954
PChome Online, Inc.	5,427	58,986
SINA Corp.*	2,200	158,708
Sohu.com, Inc.*	1,700	63,631
Tencent Holdings Ltd.	189,000	5,015,726
Tian Ge Interactive Holdings Ltd.(b)	48,000	32,372
		6,385,942

Investments	Shares	Value
IT Services – 1.1%
AGTech Holdings Ltd.*	252,000	$52,643
Chinasoft International Ltd.*	118,000	55,540
Cielo SA	37,800	387,451
eClerx Services Ltd.	1,429	32,529
EOH Holdings Ltd.*	3,031	35,947
HCL Technologies Ltd.	19,026	218,715
Hexaware Technologies Ltd.	12,753	39,097
Hi Sun Technology China Ltd.*	204,000	31,830
HNA Holding Group Co. Ltd.*	310,000	13,192
Infosys Ltd.	71,127	1,067,227
Kginicis Co. Ltd.	1,317	14,157
Mindtree Ltd.	7,096	46,781
Mphasis Ltd.	1,440	11,064
My EG Services Bhd.	86,800	50,487
NHN KCP Corp.	907	13,555
Persistent Systems Ltd.	4,942	48,490
Posco ICT Co. Ltd.*	4,677	23,421
Samsung SDS Co. Ltd.	1,323	178,635
SONDA SA	7,485	15,467
Systex Corp.	16,000	26,973
Tata Consultancy Services Ltd.	16,569	593,193
Tech Mahindra Ltd.	15,246	100,375
TravelSky Technology Ltd., Class H	20,000	42,760
Vakrangee Ltd.	11,745	44,466
Wipro Ltd.	21,420	148,944
		3,292,939
Leisure Products – 0.1%
Giant Manufacturing Co. Ltd.	11,000	77,905
Goodbaby International Holdings Ltd.	48,000	23,211
HLB, Inc.*	2,583	43,906
Johnson Health Tech Co. Ltd.	9,090	13,221
KMC Kuei Meng International, Inc.	2,158	7,488
Merida Industry Co. Ltd.	7,350	33,888
Topkey Corp.	9,192	28,604
		228,223

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	183

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Life Sciences Tools & Services – 0.0%(d)
Divi’s Laboratories Ltd.	3,724	$71,872
Machinery – 1.5%
AIA Engineering Ltd.	1,599	31,065
Airtac International Group	6,494	51,754
Ashok Leyland Ltd.	56,574	77,381
BEML Ltd.	768	10,802
China Conch Venture Holdings Ltd.(a)	63,000	117,797
China International Marine Containers Group Co. Ltd., Class H	45,792	54,562
CIMC Enric Holdings Ltd.	518,000	217,090
CRRC Corp. Ltd., Class H(a)	189,000	171,578
CSBC Corp. Taiwan	24,000	9,963
Cummins India Ltd.	2,089	26,764
Daewoo Shipbuilding & Marine Engineering Co. Ltd.* (c)	5,023	19,666
Doosan Infracore Co. Ltd.*	2,100	12,718
Eicher Motors Ltd.	378	135,932
Haitian International Holdings Ltd.	30,000	61,897
Hanjin Heavy Industries & Construction Co. Ltd.*	52,479	178,867
Hiwin Technologies Corp.	9,772	43,197
Hy-Lok Corp.	601	11,975
Hyundai Elevator Co. Ltd.*	547	26,770
Hyundai Heavy Industries Co. Ltd.*	1,512	192,262
Hyundai Mipo Dockyard Co. Ltd.*	388	23,838
Hyundai Rotem Co. Ltd.*	1,857	30,348
King Slide Works Co. Ltd.	3,000	36,790
Kinik Co.	18,000	29,774
Lakshmi Machine Works Ltd.	148	9,498
Lonking Holdings Ltd.	186,000	30,461
Marcopolo SA (Preference)*	466,200	487,427
Otokar Otomotiv ve Savunma Sanayi A/S	706	23,301
QST International Corp.	21,000	49,310
Rechi Precision Co. Ltd.	210,969	240,668

Investments	Shares	Value
Machinery – (continued)
Samsung Heavy Industries Co. Ltd.*	5,704	$48,603
San Shing Fastech Corp.	4,400	7,683
Sany Heavy Equipment International Holdings Co. Ltd.*	164,000	25,589
Shanghai Mechanical and Electrical Industry Co. Ltd., Class B	173,200	373,073
Shanghai Zhenhua Heavy Industries Co. Ltd., Class B*	93,000	46,035
Shin Zu Shing Co. Ltd.	1,000	3,014
Sinotruk Hong Kong Ltd.	11,000	6,085
SKF India Ltd.	1,144	24,077
Syncmold Enterprise Corp.	81,000	135,524
Thermax Ltd.	2,214	28,488
Turk Traktor ve Ziraat Makineleri A/S	923	23,935
WEG SA	25,200	140,414
Weichai Power Co. Ltd., Class H	819,000	1,237,765
Yungtay Engineering Co. Ltd.	16,000	22,587
		4,536,327
Marine – 0.2%
Cia Sud Americana de Vapores SA*	736,752	15,021
Evergreen Marine Corp. Taiwan Ltd.*	126,000	47,114
Grindrod Ltd.	19,248	15,861
Hyundai Merchant Marine Co. Ltd.*	12,159	92,660
Korea Line Corp.*	1,439	22,699
MISC Bhd.	37,800	67,761
Qatar Navigation QSC	3,654	94,321
Shipping Corp. of India Ltd.*	11,532	11,785
Sincere Navigation Corp.	33,000	18,457
Sinotrans Shipping Ltd.*	91,500	14,867
Thoresen Thai Agencies PCL, NVDR	46,419	12,070
U-Ming Marine Transport Corp.	33,000	22,901
Wan Hai Lines Ltd.	32,000	15,768

See Accompanying Notes to the Financial Statements.

184	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Marine – (continued)
Wisdom Marine Lines Co. Ltd.*	6,576	$5,960
Yang Ming Marine Transport Corp.*	72,000	15,993
		473,238
Media – 1.4%
Astro Malaysia Holdings Bhd.	123,800	84,107
BEC World PCL, NVDR	28,400	16,636
Cheil Worldwide, Inc.	1,603	23,746
CJ CGV Co. Ltd.	240	14,221
CJ E&M Corp.	691	42,212
Cyfrowy Polsat SA*	10,269	63,192
Dish TV India Ltd.*	17,517	26,228
Global Mediacom Tbk. PT	378,600	24,664
Grupo Televisa SAB	81,900	404,982
Hyundai Hy Communications & Network Co. Ltd.	41,013	132,618
IHQ, Inc.*	5,251	9,086
IMAX China Holding, Inc.* (b)	1,900	8,992
Innocean Worldwide, Inc.	410	24,831
KT Skylife Co. Ltd.	2,187	34,117
Loen Entertainment, Inc.*	236	13,901
Major Cineplex Group PCL, NVDR	25,300	20,964
Media Nusantara Citra Tbk. PT	246,500	39,673
Megacable Holdings SAB de CV	18,900	69,058
MNC Investama Tbk. PT*	13,740,300	145,322
Multiplus SA	3,500	48,025
Naspers Ltd., Class N(a)	15,246	2,555,493
Network 18 Media & Investments Ltd.*	27,440	17,318
Phoenix Satellite Television Holdings Ltd.	20,000	4,049
Plan B Media PCL, NVDR	68,200	10,036
PVR Ltd.	2,583	47,532
SBS Media Holdings Co. Ltd.	8,899	22,204
SHOWBOX Corp.	1,985	10,409

Investments	Shares	Value
Media – (continued)
SM Entertainment Co.*	143	$3,412
SMI Holdings Group Ltd.	256,014	24,430
Smiles SA	3,400	62,719
Star Media Group Bhd.	20,000	12,014
Surya Citra Media Tbk. PT	127,049	25,803
TV18 Broadcast Ltd.*	39,466	26,651
VGI Global Media PCL, NVDR	70,796	11,530
Viva China Holdings Ltd.*	424,000	39,913
Wisdom Sports Group*	71,000	22,980
Woongjin Thinkbig Co. Ltd.*	2,480	20,655
YG Entertainment, Inc.	947	24,249
Zee Entertainment Enterprises Ltd.	16,695	129,600
		4,317,572
Metals & Mining – 3.9%
African Rainbow Minerals Ltd.	5,764	41,683
Alrosa PJSC	136,710	191,383
Aluminum Corp. of China Ltd., Class H*	150,000	55,707
Aneka Tambang Persero Tbk. PT*	522,310	35,827
Angang Steel Co. Ltd., Class H* (a)	134,000	68,772
Anglo American Platinum Ltd.*	1,650	38,878
AngloGold Ashanti Ltd.*	14,049	188,240
Assore Ltd.	1,776	24,037
Bradespar SA (Preference)	190,545	778,828
CAP SA	61,236	427,374
China Hongqiao Group Ltd.(a)	53,000	47,431
China Metal Products	212,725	209,978
China Metal Recycling Holdings Ltd.* (c)	51,000	—
China Molybdenum Co. Ltd., Class H	172,200	38,193
China Steel Corp.	441,000	318,618
China Zhongwang Holdings Ltd.(a)	53,200	24,628
Chinalco Mining Corp. International*	128,000	21,953

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	185

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Cia Minera Milpo SAA	41,416	$37,841
Cia Siderurgica Nacional SA*	41,700	141,465
Dongkuk Steel Mill Co. Ltd.*	6,200	44,322
Eregli Demir ve Celik Fabrikalari TAS	103,170	139,934
Ezz Steel*	17,574	13,814
Feng Hsin Steel Co. Ltd.	26,000	34,521
Gerdau SA	12,700	32,093
Gerdau SA (Preference)	19,182	66,892
Gloria Material Technology Corp.	35,256	18,881
Gold Fields Ltd.	25,956	105,518
Grupa Kety SA	693	68,774
Grupo Mexico SAB de CV, Series B	132,300	327,593
Grupo Simec SAB de CV, Series B* (a)	6,200	21,883
Hindalco Industries Ltd.	39,661	88,929
Honbridge Holdings Ltd.*	112,000	9,388
Hyundai Steel Co.	5,367	231,706
Impala Platinum Holdings Ltd.*	19,964	80,256
Industrias Penoles SAB de CV	4,725	115,161
Jastrzebska Spolka Weglowa SA*	41,931	774,517
Jenax, Inc.*	705	15,619
Jiangxi Copper Co. Ltd., Class H	39,000	46,067
Jindal Steel & Power Ltd.*	301,592	340,037
JSW Steel Ltd.	4,725	117,296
KGHM Polska Miedz SA	4,410	79,643
KISCO Corp.	3,528	115,930
KISWIRE Ltd.	746	25,426
Korea Zinc Co. Ltd.	504	200,411
Koza Altin Isletmeleri A/S*	3,880	22,028
Krakatau Steel Persero Tbk. PT*	2,595,600	131,292
Kumba Iron Ore Ltd.*	4,511	45,731
Magnitogorsk Iron & Steel OJSC	66,339	33,395
Minera Frisco SAB de CV, Class A1*	30,500	23,855
MMC Norilsk Nickel PJSC	1,245	183,811

Investments	Shares	Value
Metals & Mining – (continued)
MMC Norilsk Nickel PJSC, ADR	12,120	$182,770
MMG Ltd.*	88,000	23,149
MOIL Ltd.	5,400	26,508
National Aluminium Co. Ltd.	27,956	22,876
Nickel Asia Corp.	101,064	14,255
NMDC Ltd.	43,609	86,811
Northam Platinum Ltd.*	24,466	89,335
Novolipetsk Steel PJSC	29,756	48,215
Philex Mining Corp.	66,900	11,301
Poongsan Corp.	1,890	57,480
Poongsan Holdings Corp.	3,339	136,274
POSCO	4,914	1,017,800
Press Metal Bhd.	623,700	648,232
Seah Besteel Corp.	761	15,430
SeAH Holdings Corp.	446	46,773
SeAH Steel Corp.	2,646	161,176
Severstal PJSC	5,797	81,190
Severstal PJSC, GDR	2,805	39,551
Shougang Fushan Resources Group Ltd.	354,000	76,690
Sibanye Gold Ltd.	25,137	68,517
Stalprodukt SA	334	38,187
Steel Authority of India Ltd.*	35,722	27,706
STP & I PCL	248,400	64,944
STP & I PCL, NVDR	104,460	27,311
TA Chen Stainless Pipe*	63,860	33,592
Tata Steel Ltd.	8,041	48,725
Ton Yi Industrial Corp.	46,000	19,751
Tung Ho Steel Enterprise Corp.	32,000	20,433
Usinas Siderurgicas de Minas Gerais SA*	170,100	476,045
Usinas Siderurgicas de Minas Gerais SA (Preference), Class A*	328,400	468,869
Vale Indonesia Tbk. PT*	129,900	27,079
Vale SA*	50,400	352,148
Vale SA (Preference)*	69,300	452,682
Vedanta Ltd.*	62,147	188,479
Volcan Cia Minera SAA, Class B	219,774	40,554
Yeong Guan Energy Technology Group Co. Ltd.	6,425	25,246
Yieh Phui Enterprise Co. Ltd.*	158,702	61,354
Young Poong Corp.	63	54,783

See Accompanying Notes to the Financial Statements.

186	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Zhaojin Mining Industry Co. Ltd., Class H	47,000	$47,516
Zijin Mining Group Co. Ltd., Class H	254,000	79,919
		11,655,215
Multiline Retail – 0.7%
Aeon Co. M Bhd.	10,800	7,286
El Puerto de Liverpool SAB de CV, Class C1	7,850	82,693
Far Eastern Department Stores Ltd.	57,012	30,261
Golden Eagle Retail Group Ltd.	14,000	19,461
Gwangju Shinsegae Co. Ltd.	397	87,085
Hyundai Department Store Co. Ltd.	567	58,224
Intime Retail Group Co. Ltd.	75,000	58,899
Lojas Americanas SA	5,250	26,119
Lojas Americanas SA (Preference)	25,200	165,885
Lojas Renner SA	25,200	214,839
Lotte Shopping Co. Ltd.	529	105,638
Maoye International Holdings Ltd.*	631,000	60,213
Matahari Department Store Tbk. PT	90,700	125,296
Poya International Co. Ltd.	4,120	59,990
Ripley Corp. SA	730,802	458,356
Robinson Department Store PCL, NVDR	6,500	10,772
SACI Falabella	34,965	274,509
Shinsegae, Inc.	441	71,685
Taiwan FamilyMart Co. Ltd.	2,000	14,133
Woolworths Holdings Ltd.	25,141	145,653
		2,076,997
Multi-Utilities – 0.1%
Qatar Electricity & Water Co. QSC	1,023	58,994
Tianjin Development Holdings Ltd.	314,000	151,031
YTL Corp. Bhd.	226,800	85,962
YTL Power International Bhd.	284,960	103,931
		399,918

Investments	Shares	Value
Oil, Gas & Consumable Fuels – 6.5%
AAG Energy Holdings Ltd.* (b)	321,016	$62,093
Adaro Energy Tbk. PT	900,900	109,436
Bangchak Petroleum PCL (The), NVDR	10,400	8,989
Banpu PCL, NVDR	34,300	17,935
Bashneft PJSC	648	33,992
Bashneft PJSC (Preference)	2,142	50,090
Bharat Petroleum Corp. Ltd.	31,752	318,178
Cairn India Ltd.	14,610	49,548
China Coal Energy Co. Ltd., Class H*	126,000	71,491
China Petroleum & Chemical Corp., Class H	1,512,000	1,101,607
China Shenhua Energy Co. Ltd., Class H	220,500	458,922
CNOOC Ltd.	567,000	721,650
Coal India Ltd.	43,029	209,648
Cosan SA Industria e Comercio	6,300	84,992
Dana Gas PJSC*	327,663	47,279
Ecopetrol SA*	217,161	94,950
Empresas COPEC SA	16,695	167,732
Energy Absolute PCL, NVDR	73,800	59,571
Esso Thailand PCL, NVDR*	833,900	240,657
Exxaro Resources Ltd.(a)	6,974	51,312
Formosa Petrochemical Corp.	63,000	210,616
Gazprom PJSC	573,204	1,257,456
Gazprom PJSC, ADR	73,857	319,062
Great Eastern Shipping Co. Ltd. (The)	41,580	233,032
Grupa Lotos SA*	2,046	17,680
GS Holdings Corp.	2,457	109,725
Hankook Shell Oil Co. Ltd.	56	21,583
Hindustan Petroleum Corp. Ltd.	24,381	170,574
Indian Oil Corp. Ltd.	60,290	292,168
Indo Tambangraya Megah Tbk. PT	245,700	269,747
Inner Mongolia Yitai Coal Co. Ltd., Class B	70,200	69,358
IRPC PCL, NVDR	479,100	65,436
Kunlun Energy Co. Ltd.(a)	144,022	109,017
Lubelski Wegiel Bogdanka SA*	9,962	175,911

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	187

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Lukoil PJSC	27,005	$1,322,741
Mangalore Refinery & Petrochemicals Ltd.*	8,266	11,368
MOL Hungarian Oil & Gas plc	3,906	251,488
Motor Oil Hellas Corinth Refineries SA	4,473	53,495
Novatek OJSC	25,704	268,374
Oil & Natural Gas Corp. Ltd.	110,187	477,134
Oil India Ltd.	8,587	53,654
PetroChina Co. Ltd., Class H	756,000	520,583
Petroleo Brasileiro SA*	182,700	1,076,862
Petroleo Brasileiro SA (Preference)*	240,300	1,342,738
Petron Corp.	140,600	30,139
Petronas Dagangan Bhd.	8,500	47,333
Petronet LNG Ltd.	11,466	66,441
Polski Koncern Naftowy ORLEN SA	18,429	364,286
Polskie Gornictwo Naftowe i Gazownictwo SA	55,566	70,872
PTT Exploration & Production PCL	469	1,116
PTT Exploration & Production PCL, NVDR	56,321	133,973
PTT PCL, NVDR	50,400	498,276
Qatar Fuel QSC	930	36,903
Qatar Gas Transport Co. Ltd.	6,510	40,420
Reliance Industries Ltd.	55,566	874,593
Rosneft PJSC	67,707	371,916
Rosneft PJSC, GDR	3,546	19,326
Sasol Ltd.	17,577	488,128
Semirara Mining & Power Corp.	12,450	32,370
Sinopec Kantons Holdings Ltd.	26,000	12,237
SK Gas Ltd.	520	43,672
SK Innovation Co. Ltd.	3,717	492,135
S-Oil Corp.	1,512	103,729
Star Petroleum Refining PCL, NVDR	245,700	88,458
Sugih Energy Tbk. PT* (c)	1,624,400	14,192

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
Surgutneftegas OJSC	346,131	$147,746
Surgutneftegas OJSC, ADR	17,091	73,457
Surgutneftegas OJSC (Preference)	355,645	161,444
Surgutneftegas OJSC (Preference), ADR	12,172	56,417
Tambang Batubara Bukit Asam Persero Tbk. PT	57,800	52,715
Tatneft PJSC	52,293	293,319
Tatneft PJSC, ADR	6,184	206,978
Tatneft PJSC (Preference)	18,963	60,824
Thai Oil PCL, NVDR	56,700	113,408
Transneft PJSC (Preference)	87	208,945
Tupras Turkiye Petrol Rafinerileri A/S	7,938	161,629
Ultrapar Participacoes SA	13,700	314,085
United Tractors Tbk. PT	71,600	118,666
Yanzhou Coal Mining Co. Ltd., Class H	1,386,000	1,027,679
		19,487,701
Paper & Forest Products – 0.8%
Chung Hwa Pulp Corp.	397,171	112,641
Duratex SA	17,374	47,306
Empresas CMPC SA	47,322	102,493
Fibria Celulose SA	12,600	102,086
Hansol Holdings Co. Ltd.*	29,988	168,515
Hansol Paper Co. Ltd.	12,692	225,167
Lee & Man Paper Manufacturing Ltd.	126,000	94,725
Long Chen Paper Co. Ltd.	513,727	244,186
Mondi Ltd.	4,284	83,726
Nine Dragons Paper Holdings Ltd.	91,000	74,163
Sappi Ltd.* (a)	28,161	156,653
Shandong Chenming Paper Holdings Ltd., Class B	308,700	276,263
Shandong Chenming Paper Holdings Ltd., Class H	315,000	272,152
Suzano Papel e Celulose SA (Preference), Class A	31,500	111,937
YFY, Inc.	1,039,000	306,194
		2,378,207

See Accompanying Notes to the Financial Statements.

188	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Personal Products – 0.6%
Able C&C Co. Ltd.	488	$8,935
Amorepacific Corp.	1,071	336,018
Amorepacific Corp. (Preference)	315	55,058
AMOREPACIFIC Group	945	122,229
AMOREPACIFIC Group (Preference)	558	31,844
Bajaj Corp. Ltd.	4,145	25,325
Chlitina Holding Ltd.	1,000	4,389
CKH Food & Health Ltd.*	46,899	86,892
Colgate-Palmolive India Ltd.	1,572	22,852
Coreana Cosmetics Co. Ltd.	2,352	12,353
Cosmax BTI, Inc.	48	1,691
Cosmax, Inc.	216	21,803
COSON Co. Ltd.*	1,262	14,834
Dabur India Ltd.	14,616	63,914
Emami Ltd.	1,351	24,342
Gillette India Ltd.	152	9,804
Godrej Consumer Products Ltd.	3,780	90,752
Grape King Bio Ltd.	8,000	67,179
Hengan International Group Co. Ltd.	24,512	195,183
Hypermarcas SA	12,600	106,385
It’s Skin Co. Ltd.	496	20,048
Karex Bhd.	34,950	20,328
Korea Kolmar Co. Ltd.	240	17,094
Korea Kolmar Holdings Co. Ltd.	443	11,344
Leaders Cosmetics Co. Ltd.*	738	12,770
LG Household & Health Care Ltd.	378	270,885
LG Household & Health Care Ltd. (Preference)	64	26,624
Marico Ltd.	15,638	65,140
Microbio Co. Ltd.*	45,365	33,638
Natura Cosmeticos SA	6,300	61,530
NUTRIBIOTECH Co. Ltd.*	434	24,730
Procter & Gamble Hygiene & Health Care Ltd.	207	21,843
SK Bioland Co. Ltd.	931	15,012
		1,902,768

Investments	Shares	Value
Pharmaceuticals – 1.4%
Abbott India Ltd.	185	$13,849
Adcock Ingram Holdings Ltd.(a)	15,665	54,434
Ajanta Pharma Ltd.	1,415	43,489
Aspen Pharmacare Holdings Ltd.	11,403	248,426
Aurobindo Pharma Ltd.	7,656	93,776
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	34,000	47,176
Binex Co. Ltd.*	1,673	22,005
Boryung Pharmaceutical Co. Ltd.	327	16,289
Bukwang Pharmaceutical Co. Ltd.	1,006	21,979
Cadila Healthcare Ltd.	7,540	47,293
Celltrion Pharm, Inc.*	1,302	25,374
Center Laboratories, Inc.*	21,086	43,365
China Medical System Holdings Ltd.	39,000	60,953
China Shineway Pharmaceutical Group Ltd.	252,000	259,641
China Traditional Chinese Medicine Holdings Co. Ltd.(a)	126,000	64,504
Chong Kun Dang Pharmaceutical Corp.	331	26,816
Chongkundang Holdings Corp.	2,333	135,382
Cipla Ltd.	8,694	75,339
CMG Pharmaceutical Co. Ltd.*	5,208	13,859
Consun Pharmaceutical Group Ltd.	39,000	22,782
CSPC Pharmaceutical Group Ltd.	126,000	130,633
Dae Hwa Pharmaceutical Co. Ltd.	480	10,886
Daewoong Pharmaceutical Co. Ltd.	266	15,877
Dawnrays Pharmaceutical Holdings Ltd.	36,000	21,540
Dong-A Socio Holdings Co. Ltd.	143	18,121
Dong-A ST Co. Ltd.	271	20,344

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	189

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Pharmaceuticals – (continued)
DongKook Pharmaceutical Co. Ltd.	450	$20,647
Dr Reddy’s Laboratories Ltd.	2,974	148,053
Genomma Lab Internacional SAB de CV, Class B* (a)	56,700	68,164
GlaxoSmithKline Pharmaceuticals Ltd.	690	30,412
Glenmark Pharmaceuticals Ltd.	5,989	83,845
Hanall Biopharma Co. Ltd.*	1,329	13,705
Hanmi Pharm Co. Ltd.	191	60,426
Hanmi Science Co. Ltd.	895	59,523
Hua Han Health Industry Holdings Ltd.(c)	3,780,000	258,342
IlDong Holdings Co. Ltd.	241	5,750
Ilyang Pharmaceutical Co. Ltd.*	240	8,212
Ipca Laboratories Ltd.*	4,898	45,528
Jeil Pharmaceutical Co.	310	18,341
Jubilant Life Sciences Ltd.	4,445	45,737
JW Holdings Corp.	1,567	13,654
JW Pharmaceutical Corp.	511	21,972
JW Shinyak Corp.	2,356	15,442
Kalbe Farma Tbk. PT	756,000	100,815
Kolon Life Science, Inc.	108	14,139
Komipharm International Co. Ltd.*	1,638	55,471
Kwang Dong Pharmaceutical Co. Ltd.	5,491	39,686
Kyongbo Pharmaceutical Co. Ltd.	1,674	19,677
LG Life Sciences Ltd.*	682	37,073
Lupin Ltd.	7,134	162,171
Luye Pharma Group Ltd.	67,500	45,436
Natco Pharma Ltd.	3,518	31,384
Piramal Enterprises Ltd.	3,948	107,150
Richter Gedeon Nyrt.(a)	3,654	78,594
Schnell Biopharmaceuticals, Inc.*	6,138	20,223
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	31,500	96,878

Investments	Shares	Value
Pharmaceuticals – (continued)
Sino Biopharmaceutical Ltd.	126,000	$88,226
SSY Group Ltd.	140,165	47,355
Strides Shasun Ltd.	2,027	31,628
Sun Pharma Advanced Research Co. Ltd.*	1,560	8,192
Sun Pharmaceutical Industries Ltd.	36,855	412,826
Tong Ren Tang Technologies Co. Ltd., Class H	33,000	60,257
Torrent Pharmaceuticals Ltd.	2,723	57,757
TTY Biopharm Co. Ltd.	7,686	28,983
TWi Pharmaceuticals, Inc.*	3,000	9,744
Whanin Pharmaceutical Co. Ltd.	1,318	16,817
Wockhardt Ltd.*	1,465	19,110
Yuhan Corp.	315	57,811
Yungjin Pharmaceutical Co. Ltd.*	4,854	37,118
YungShin Global Holding Corp.	13,650	20,308
		4,176,714
Professional Services – 0.0%(d)
Sporton International, Inc.	6,300	30,145
Real Estate Management & Development – 5.2%
8990 Holdings, Inc.	67,600	9,940
Agile Group Holdings Ltd.*	57,750	32,096
Alam Sutera Realty Tbk. PT*	9,506,700	326,410
Aldar Properties PJSC	180,469	129,710
AP Thailand PCL, NVDR	726,900	147,467
Attacq Ltd.* (a)	40,572	51,458
Ayala Land, Inc.	182,700	136,773
Bangkok Land PCL, NVDR	726,800	32,812
Barwa Real Estate Co.	6,028	52,888
Belle Corp.	96,000	5,789
BR Malls Participacoes SA*	16,850	67,914
BR Properties SA	2,677	7,230
Bumi Serpong Damai Tbk. PT	511,500	85,067
C C Land Holdings Ltd.	124,000	33,099
Carnival Group International Holdings Ltd.*	409,223	48,548
Cathay Real Estate Development Co. Ltd.*	16,100	8,265

See Accompanying Notes to the Financial Statements.

190	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Central China Real Estate Ltd.	512,016	$112,243
Central Pattana PCL, NVDR	29,600	47,152
China Aoyuan Property Group Ltd.	1,197,000	282,470
China Evergrande Group(a)	189,000	125,028
China Jinmao Holdings Group Ltd.	176,000	48,568
China Merchants Land Ltd.	1,034,000	146,669
China Oceanwide Holdings Ltd.*	202,000	20,578
China Overseas Grand Oceans Group Ltd.*	693,000	254,686
China Overseas Land & Investment Ltd.	252,000	778,274
China Resources Land Ltd.	155,777	388,496
China SCE Property Holdings Ltd.	1,260,000	385,075
China South City Holdings Ltd.	112,000	24,841
China Vanke Co. Ltd., Class H	82,314	215,475
China Vast Industrial Urban Development Co. Ltd.(b)	441,000	180,270
Chong Hong Construction Co. Ltd.	189,000	310,234
CIFI Holdings Group Co. Ltd.	269,149	79,479
Ciputra Development Tbk. PT	399,249	48,346
Colour Life Services Group Co. Ltd.*	47,000	34,122
Corp. Inmobiliaria Vesta SAB de CV	29,500	44,860
Country Garden Holdings Co. Ltd.(a)	441,446	229,978
DAMAC Properties Dubai Co. PJSC	99,729	59,733
Deyaar Development PJSC*	167,706	24,381
DLF Ltd.	5,566	12,522
Dongwon Development Co. Ltd.	6,017	24,031
DoubleDragon Properties Corp.*	39,120	45,080
Eastern & Oriental Bhd.	59,774	22,371
Echo Investment SA	13,632	18,218

Investments	Shares	Value
Real Estate Management & Development – (continued)
Eco World Development Group Bhd.*	80,600	$26,130
Emaar Malls Group PJSC	99,131	69,360
Emaar Properties PJSC	114,219	216,740
Ezdan Holding Group QSC	32,886	141,783
Fantasia Holdings Group Co. Ltd.*	1,228,500	160,001
Farglory Land Development Co. Ltd.	9,000	10,353
Filinvest Land, Inc.	7,875,000	287,857
Fullshare Holdings Ltd.	192,500	107,484
Future Land Development Holdings Ltd.	1,304,000	237,095
Gemdale Properties & Investment Corp. Ltd.	4,158,000	273,452
Globe Trade Centre SA*	11,472	23,405
Godrej Properties Ltd.*	3,326	18,145
Goldin Properties Holdings Ltd.*	44,000	28,313
Greenland Hong Kong Holdings Ltd.*	630,000	161,667
Greentown China Holdings Ltd.* (a)	25,500	20,848
Guangzhou R&F Properties Co. Ltd., Class H(a)	75,600	106,846
Guorui Properties Ltd.	11,000	3,674
Hanson International Tbk. PT*	6,688,775	71,768
Highwealth Construction Corp.	63,000	93,330
Hongkong Land Holdings Ltd.	46,200	309,540
Hopson Development Holdings Ltd.	24,000	21,664
Housing Development & Infrastructure Ltd.*	225,378	279,080
Huaku Development Co. Ltd.	189,000	332,992
Huang Hsiang Construction Corp.	101,000	123,540
Hung Sheng Construction Ltd.	378,000	204,227
Hydoo International Holding Ltd.	1,134,000	114,060
Iguatemi Empresa de Shopping Centers SA	4,800	45,501
IOI Properties Group Bhd.	54,100	31,596
Joy City Property Ltd.	186,000	26,383

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	191

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Kindom Construction Corp.	252,000	$124,173
Korea Real Estate Investment & Trust Co. Ltd.	9,438	24,250
KWG Property Holding Ltd.	46,418	26,936
Land & Houses PCL, NVDR	104,100	27,365
Lippo Karawaci Tbk. PT	910,700	63,165
Logan Property Holdings Co. Ltd.	38,000	15,288
Longfor Properties Co. Ltd.	66,000	87,661
LPN Development PCL, NVDR	434,700	141,598
LSR Group PJSC	33,075	459,626
Mah Sing Group Bhd.	1,118,210	407,833
MAS Real Estate, Inc.	149,877	230,999
MBK PCL, NVDR	535,500	224,926
Medinet Nasr Housing*	10,580	16,645
Megaworld Corp.	413,000	34,287
Mingfa Group International Co. Ltd.* (c)	36,000	8,774
Multiplan Empreendimentos Imobiliarios SA	1,400	28,395
New Europe Property Investments plc	11,244	138,656
Oberoi Realty Ltd.	1,621	8,744
Pakuwon Jati Tbk. PT	1,037,300	57,239
Palm Hills Developments SAE	56,092	14,465
Parque Arauco SA	14,904	36,954
Poly Property Group Co. Ltd.* (a)	71,000	22,523
Powerlong Real Estate Holdings Ltd.	1,134,000	386,050
Prestige Estates Projects Ltd.	10,540	30,624
Prince Housing & Development Corp.	59,197	18,758
Pruksa Real Estate PCL, NVDR	24,700	16,303
Quality Houses PCL, NVDR	3,678,325	262,756
Radium Life Tech Co. Ltd.*	567,000	160,627
Red Star Macalline Group Corp. Ltd., Class H(b)	63,000	67,916
Redco Properties Group Ltd.* (b)	112,000	40,439
Renhe Commercial Holdings Co. Ltd.*	746,000	19,336

Investments	Shares	Value
Real Estate Management & Development – (continued)
Road King Infrastructure Ltd.	217,000	$184,405
Robinsons Land Corp.	47,500	30,360
Ruentex Development Co. Ltd.*	53,088	61,234
Sansiri PCL, NVDR	4,536,000	215,151
Shanghai Industrial Urban Development Group Ltd.	134,000	34,041
Shenzhen Investment Ltd.	123,387	53,938
Shimao Property Holdings Ltd.(a)	64,500	86,334
Shining Building Business Co. Ltd.*	283,371	89,616
Shui On Land Ltd.	122,666	30,370
Sino-Ocean Group Holding Ltd.	192,267	80,082
Sinyi Realty, Inc.	19,499	17,857
SM Prime Holdings, Inc.	384,300	213,489
SOHO China Ltd.*	84,500	43,695
SP Setia Bhd. Group	16,460	13,733
SRE Group Ltd.*	4,410,000	129,658
Summarecon Agung Tbk. PT	313,000	39,581
Sunac China Holdings Ltd.(a)	99,000	67,789
Sunshine 100 China Holdings Ltd.(b)	630,000	267,278
Sunway Bhd.	42,533	31,634
Supalai PCL, NVDR	22,800	15,896
Taiwan Land Development Corp.	74,965	23,422
Talaat Moustafa Group	43,834	27,989
Tian An China Investment Co. Ltd.	504,000	269,065
Times Property Holdings Ltd.	378,000	175,477
Top Spring International Holdings Ltd.	274,000	79,852
U City PCL, NVDR*	30,211,700	25,898
UEM Sunrise Bhd.	114,900	30,677
Union Properties PJSC*	117,141	22,643
United Development Co. QSC	13,923	76,085
UOA Development Bhd.	15,500	9,533
Vista Land & Lifescapes, Inc.	383,400	41,410
Wanda Hotel Development Co. Ltd.*	1,160,000	115,180
WHA Corp. PCL, NVDR*	394,090	37,160

See Accompanying Notes to the Financial Statements.

192	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Wuzhou International Holdings Ltd.*	1,292,000	$133,284
Yida China Holdings Ltd.	838,000	343,635
Yuexiu Property Co. Ltd.(a)	226,520	33,300
Yuzhou Properties Co. Ltd.	1,071,000	397,749
Zall Group Ltd.* (c)	84,000	57,301
Zhuguang Holdings Group Co. Ltd.*	160,000	24,140
		15,518,732
Road & Rail – 0.2%
Blue Bird Tbk. PT	35,300	7,575
BTS Group Holdings PCL, NVDR	92,840	22,681
CAR, Inc.*	37,000	37,597
CJ Korea Express Corp.*	378	66,400
Container Corp. of India Ltd.	1,750	35,977
Dazhong Transportation Group Co. Ltd., Class B	79,500	55,570
Evergreen International Storage & Transport Corp.	66,000	26,770
Guangshen Railway Co. Ltd., Class H	126,000	69,703
JSL SA	100	370
Localiza Rent a Car SA	6,300	79,182
PKP Cargo SA*	24,418	266,276
		668,101
Semiconductors & Semiconductor Equipment – 3.9%
A-DATA Technology Co. Ltd.	163,131	253,814
Advanced Process Systems Corp.*	1,798	41,012
Advanced Semiconductor Engineering, Inc.	252,000	296,259
Advanced Wireless Semiconductor Co.	126,000	196,441
Ardentec Corp.	381,720	284,861
ASMedia Technology, Inc.	2,000	15,622
China Electronics Corp. Holdings Co. Ltd.	46,000	11,092
Chipbond Technology Corp.	23,000	31,813
ChipMOS TECHNOLOGIES, INC.*	8,000	7,136

Investments	Shares	Value
Semiconductors & Semiconductor Equipment – (continued)
Darwin Precisions Corp.	49,000	$18,943
Dongbu HiTek Co. Ltd.*	2,278	33,944
Elan Microelectronics Corp.	11,000	12,461
Elite Semiconductor Memory Technology, Inc.	252,000	268,709
eMemory Technology, Inc.	3,000	31,847
Eo Technics Co. Ltd.	562	30,943
Epistar Corp.*	82,436	56,163
E-Ton Solar Tech Co. Ltd.*	334,000	103,722
Everlight Electronics Co. Ltd.	16,000	24,159
Faraday Technology Corp.	20,400	20,330
GCL-Poly Energy Holdings Ltd.(a)	756,000	102,362
GemVax & Kael Co. Ltd.*	2,542	31,990
Gigasolar Materials Corp.	1,380	17,426
Gigastorage Corp.*	8,000	5,755
Gintech Energy Corp.*	332,053	237,801
Global Lighting Technologies, Inc.	63,000	134,954
Greatek Electronics, Inc.	13,000	16,416
Green Energy Technology, Inc.*	252,000	138,547
G-SMATT GLOBAL Co. Ltd.*	1,146	25,339
Hansol Technics Co. Ltd.*	2,317	30,677
Hermes Microvision, Inc.	2,000	88,410
Holtek Semiconductor, Inc.	19,000	30,044
Hua Hong Semiconductor Ltd.(b)	315,000	372,889
Inotera Memories, Inc.*	63,000	58,992
ISC Co. Ltd.	279	4,291
King Yuan Electronics Co. Ltd.	40,000	35,174
Kinsus Interconnect Technology Corp.	15,000	34,651
Koh Young Technology, Inc.	1,153	45,143
Land Mark Optoelectronics Corp.	2,000	17,935
Landing International Development Ltd.*	930,000	22,426
LEENO Industrial, Inc.	1,178	44,268
Lextar Electronics Corp.	8,000	3,321
Macronix International*	303,000	41,959
MediaTek, Inc.	56,000	425,889
Motech Industries, Inc.*	5,000	4,848
Nanya Technology Corp.	19,897	25,819

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	193

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Semiconductors & Semiconductor Equipment – (continued)
Neo Solar Power Corp.*	27,480	$14,063
Novatek Microelectronics Corp.	13,000	48,816
Orient Semiconductor Electronics Ltd.*	34,000	12,282
Parade Technologies Ltd.	2,400	27,036
Phison Electronics Corp.	6,000	42,589
Pixart Imaging, Inc.	12,000	26,010
Powertech Technology, Inc.	24,000	68,523
Radiant Opto-Electronics Corp.	23,330	39,404
Realtek Semiconductor Corp.	17,070	57,878
Semiconductor Manufacturing International Corp.* (a)	1,008,000	122,184
Seoul Semiconductor Co. Ltd.	252	3,017
SFA Semicon Co. Ltd.*	59,535	114,986
Shunfeng International Clean Energy Ltd.*	2,536,000	215,834
Sigurd Microelectronics Corp.	236,000	176,490
Silergy Corp.	1,000	14,608
Silicon Works Co. Ltd.	384	8,977
Siliconware Precision Industries Co. Ltd.	77,000	116,510
Sino-American Silicon Products, Inc.	27,000	29,090
Sitronix Technology Corp.	14,000	51,905
SK Hynix, Inc.	35,658	1,277,674
Sunplus Technology Co. Ltd.	40,000	13,753
Taiwan Semiconductor Co. Ltd.	189,000	212,312
Taiwan Semiconductor Manufacturing Co. Ltd.	653,000	3,900,515
Taiwan Surface Mounting Technology Corp.	252,000	210,017
Topco Scientific Co. Ltd.	126,000	323,410
TrueLight Corp.*	63,000	109,001
United Microelectronics Corp.	756,000	281,486
Vanguard International Semiconductor Corp.	30,000	61,222
Win Semiconductors Corp.*	21,961	61,031

Investments	Shares	Value
Semiconductors & Semiconductor Equipment – (continued)
Winbond Electronics Corp.	91,000	$28,606
Wonik Holdings Co. Ltd.*	1,227	6,970
XinTec, Inc.	140,000	142,185
Xinyi Solar Holdings Ltd.* (a)	120,000	44,566
		11,599,547
Software – 0.3%
Asseco Poland SA	6,489	86,309
Brogent Technologies, Inc.	4,389	30,319
CD Projekt SA*	9,450	95,752
Com2uSCorp*	169	14,031
Cyient Ltd.	1,968	14,630
DoubleUGames Co. Ltd.*	868	26,929
DuzonBizon Co. Ltd.	669	13,067
Gamevil, Inc.*	528	25,656
GOLFZON Co. Ltd.	2,646	155,858
Hancom, Inc.	2,553	39,380
JoyCity Corp.*	758	13,481
Kingdee International Software Group Co. Ltd.*	118,000	47,931
Kingsoft Corp. Ltd.(a)	23,000	51,725
Linx SA	6,200	37,092
NCSoft Corp.	567	131,065
Neowiz Games Corp.*	1,456	13,743
NetDragon Websoft Holdings Ltd.	4,500	14,565
Nexon GT Co. Ltd.*	1,023	7,161
NHN Entertainment Corp.*	720	31,588
Oracle Financial Services Software Ltd.	797	38,233
Sinosoft Technology Group Ltd.	38,400	16,786
Soft-World International Corp.	16,000	32,145
TOTVS SA	3,800	34,809
Webzen, Inc.*	474	7,125
WeMade Entertainment Co. Ltd.*	1,023	17,389
XPEC Entertainment, Inc.	14,800	5,511
		1,002,280
Specialty Retail – 1.2%
Ace Hardware Indonesia Tbk. PT	578,100	37,881

See Accompanying Notes to the Financial Statements.

194	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Specialty Retail – (continued)
Baoxin Auto Group Ltd.*	51,000	$16,639
Beauty Community PCL, NVDR	59,500	19,381
Bermaz Auto Bhd.	54,880	29,827
Cashbuild Ltd.	1,168	34,112
China Harmony New Energy Auto Holding Ltd.	620,500	288,052
China Yongda Automobiles Services Holdings Ltd.	535,500	278,976
China ZhengTong Auto Services Holdings Ltd.(a)	693,000	222,515
Cia Hering	12,400	76,378
FF Group*	2,170	51,904
Foschini Group Ltd. (The)(a)	8,498	87,485
GOME Electrical Appliances Holding Ltd.(a)	589,447	74,490
Hengdeli Holdings Ltd.*	2,016,000	218,372
Home Product Center PCL, NVDR	142,065	40,999
Hotai Motor Co. Ltd.	9,000	104,809
Hotel Shilla Co. Ltd.	1,197	59,942
Italtile Ltd.	388,773	419,555
JUMBO SA*	3,969	56,343
Kolao Holdings	1,207	9,283
LOTTE Himart Co. Ltd.	381	14,701
M.Video PJSC	64,140	344,265
Mr Price Group Ltd.	7,308	83,322
National Petroleum Co. Ltd.	27,000	31,271
PC Jeweller Ltd.	1,509	11,548
Pou Sheng International Holdings Ltd.	99,000	31,022
PTG Energy PCL, NVDR	26,300	21,605
Senao International Co. Ltd.	81,000	128,337
Seobu T&D*	1,777	30,904
Shinsegae International, Inc.	150	10,264
Siam Global House PCL, NVDR	20,600	9,065
Super Group Ltd.*	22,302	65,835
Truworths International Ltd.(a)	12,274	65,046
Via Varejo SA	5,700	16,312
Zhongsheng Group Holdings Ltd.	509,500	513,123
		3,503,563

Investments	Shares	Value
Technology Hardware, Storage & Peripherals – 5.5%
Acer, Inc.*	53,858	$24,747
Adlink Technology, Inc.	13,223	25,643
Advantech Co. Ltd.	13,292	108,248
Asia Vital Components Co. Ltd.	252,000	188,855
Asustek Computer, Inc.	40,000	350,471
Casetek Holdings Ltd.	4,000	12,865
Catcher Technology Co. Ltd.	47,000	368,613
Chicony Electronics Co. Ltd.	42,442	108,669
Clevo Co.	39,322	36,011
CMC Magnetics Corp.*	1,554,301	183,221
Compal Electronics, Inc.	255,000	151,913
Coolpad Group Ltd.*	322,000	56,055
Elitegroup Computer Systems Co. Ltd.	263,530	112,736
Foxconn Technology Co. Ltd.	64,304	186,651
Gigabyte Technology Co. Ltd.	38,000	50,032
HTC Corp.*	24,000	70,272
IEI Integration Corp.	209,034	311,324
Inventec Corp.	168,000	131,493
KONA I Co. Ltd.	1,686	17,608
Legend Holdings Corp., Class H(b)	296,100	738,451
Lenovo Group Ltd.(a)	252,000	161,829
Lite-On Technology Corp.	141,666	203,358
Micro-Star International Co. Ltd.	38,000	109,457
Mitac Holdings Corp.	17,676	16,748
Pegatron Corp.	126,000	339,380
Primax Electronics Ltd.	324,000	513,349
Qisda Corp.	83,000	34,981
Quanta Computer, Inc.	154,000	312,319
Ritek Corp.*	200,823	34,619
Samsung Electronics Co. Ltd.	6,804	9,745,909
Samsung Electronics Co. Ltd. (Preference)	1,071	1,232,691
Sindoh Co. Ltd.	4,158	190,776
Spigen Korea Co. Ltd.	52	2,331
Transcend Information, Inc.	3,000	8,290
TSC Auto ID Technology Co. Ltd.	3,300	24,051
Wistron Corp.	203,042	153,130
		16,317,096

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	195

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Textiles, Apparel & Luxury Goods – 1.6%
361 Degrees International Ltd.	567,000	$213,497
Agabang&Company*	1,971	12,816
Aksa Akrilik Kimya Sanayii A/S	66,072	185,634
Alpargatas SA (Preference)	10,800	36,741
ANTA Sports Products Ltd.	32,000	92,432
Arvind Ltd.	7,361	45,856
Bata India Ltd.	2,024	14,595
Belle International Holdings Ltd.	378,000	229,095
Billion Industrial Holdings Ltd.	70,000	43,147
Bosideng International Holdings Ltd.	2,394,000	216,097
C.banner International Holdings Ltd.*	56,000	15,454
CCC SA	506	25,597
China Dongxiang Group Co. Ltd.	96,000	18,693
China Lilang Ltd.	395,000	223,099
Cosmo Lady China Holdings Co. Ltd.(b)	15,000	6,132
Eclat Textile Co. Ltd.	6,528	74,263
Everest Textile Co. Ltd.	23,000	12,062
Feng TAY Enterprise Co. Ltd.	12,122	50,704
Fila Korea Ltd.	342	26,063
Formosa Taffeta Co. Ltd.	33,000	30,116
Forus SA	11,442	41,220
Fuguiniao Co. Ltd., Class H* (c)	334,800	167,511
Grendene SA	6,274	38,922
Handsome Co. Ltd.	910	32,288
Hansae Co. Ltd.	432	9,552
Hansae Yes24 Holdings Co. Ltd.	504	4,625
HOSA International Ltd.	120,000	40,542
Ilshin Spinning Co. Ltd.	122	13,861
Jinli Group Holdings Ltd.	81,900	97,971
Kyungbang Ltd.	1,020	16,135
Lao Feng Xiang Co. Ltd., Class B	168,594	574,905
Lealea Enterprise Co. Ltd.	73,150	18,706

Investments	Shares	Value
Textiles, Apparel & Luxury Goods – (continued)
LF Corp.	952	$18,054
Li Cheng Enterprise Co. Ltd.	2,000	7,764
Li Ning Co. Ltd.*	88,500	63,224
Li Peng Enterprise Co. Ltd.*	62,000	13,949
LPP SA	63	94,119
Luthai Textile Co. Ltd., Class B	226,800	287,783
Makalot Industrial Co. Ltd.	7,650	30,181
Nan Liu Enterprise Co. Ltd.	6,000	25,477
Nien Hsing Textile Co. Ltd.	179,546	134,556
Page Industries Ltd.	129	31,747
Peak Sport Products Co. Ltd.(c)	756,000	252,492
Pou Chen Corp.	84,000	113,659
Rajesh Exports Ltd.	4,307	30,939
Relaxo Footwears Ltd.	3,920	25,673
Ruentex Industries Ltd.	39,140	63,130
SBW*	4,748	8,154
Shenzhou International Group Holdings Ltd.(a)	17,000	112,787
SRF Ltd.	774	21,168
Tainan Spinning Co. Ltd.	48,555	18,617
Taiwan Paiho Ltd.	8,000	27,252
Texhong Textile Group Ltd.	252,000	354,854
Titan Co. Ltd.	14,238	81,491
TOPBI International Holdings Ltd.*	32,000	158,694
Toung Loong Textile Manufacturing	7,000	19,187
Vardhman Textiles Ltd.	12,537	213,238
Welspun India Ltd.	30,985	26,909
Xtep International Holdings Ltd.	48,000	21,169
Youngone Corp.	640	17,982
Youngone Holdings Co. Ltd.	315	15,857
		4,918,437
Thrifts & Mortgage Finance – 0.8%
Dewan Housing Finance Corp. Ltd.	126,378	623,219
GRUH Finance Ltd.	2,738	13,764
Housing Development Finance Corp. Ltd.	55,692	1,148,671
Indiabulls Housing Finance Ltd.	10,647	135,091

See Accompanying Notes to the Financial Statements.

196	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Thrifts & Mortgage Finance – (continued)
LIC Housing Finance Ltd.	11,601	$102,207
Malaysia Building Society Bhd.	1,721,760	375,545
		2,398,497
Tobacco – 0.4%
British American Tobacco Malaysia Bhd.	3,200	37,775
Eastern Tobacco	425	10,033
Godfrey Phillips India Ltd.	10,269	221,228
Gudang Garam Tbk. PT	13,800	71,813
ITC Ltd.	101,871	368,594
KT&G Corp.	4,788	472,837
		1,182,280
Trading Companies & Distributors – 0.4%
Adani Enterprises Ltd.	15,659	15,709
AKR Corporindo Tbk. PT	54,500	29,656
Barloworld Ltd.	12,867	83,353
China Aircraft Leasing Group Holdings Ltd.	10,500	12,511
CITIC Resources Holdings Ltd.*	126,000	15,761
Ferreycorp SAA	835,569	415,298
Hyundai Corp.	6,111	112,153
iMarketKorea, Inc.	15,540	173,836
LG International Corp.	2,142	52,134
Posco Daewoo Corp.	2,225	48,515
Sam Yung Trading Co. Ltd.	1,244	19,134
SK Networks Co. Ltd.	3,140	17,892
Trencor Ltd.(a)	116,487	247,964
		1,243,916
Transportation Infrastructure – 1.2%
Adani Ports & Special Economic Zone Ltd.	27,972	127,868
Airports of Thailand PCL	5,400	58,787
Airports of Thailand PCL, NVDR	11,800	128,461
Bangkok Aviation Fuel Services PCL, NVDR	18,800	19,876
Bangkok Expressway & Metro PCL, NVDR	403,212	85,833

Investments	Shares	Value
Transportation Infrastructure – (continued)
Beijing Capital International Airport Co. Ltd., Class H	54,000	$56,612
CCR SA	25,200	138,344
Dalian Port PDA Co. Ltd., Class H(a)	289,200	51,837
DP World Ltd.	5,481	98,384
EcoRodovias Infraestrutura e Logistica SA*	6,280	18,706
Grupo Aeroportuario del Centro Norte SAB de CV	12,600	73,674
Grupo Aeroportuario del Pacifico SAB de CV, Class B	13,700	133,077
Grupo Aeroportuario del Sureste SAB de CV, Class B	6,300	100,703
Gujarat Pipavav Port Ltd.	12,586	31,377
Hopewell Highway Infrastructure Ltd.	19,000	10,168
International Container Terminal Services, Inc.	41,810	67,176
Jasa Marga Persero Tbk. PT	34,500	11,978
Jiangsu Expressway Co. Ltd., Class H	40,000	54,469
Malaysia Airports Holdings Bhd.	9,916	15,672
Novorossiysk Commercial Sea Port PJSC	3,036,915	321,497
OHL Mexico SAB de CV*	42,400	50,183
Promotora y Operadora de Infraestructura SAB de CV	6,835	76,790
Promotora y Operadora de Infraestructura SAB de CV, Class L	2,300	21,767
Sebang Co. Ltd.	9,954	130,922
Shenzhen Expressway Co. Ltd., Class H	630,000	632,855
Shenzhen International Holdings Ltd.	35,080	54,283
Sociedad Matriz SAAM SA	4,053,186	345,686
TAV Havalimanlari Holding A/S	7,462	30,652
Tianjin Port Development Holdings Ltd.	1,272,400	195,253

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	197

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Transportation Infrastructure – (continued)
Westports Holdings Bhd.	27,200	$28,594
Yuexiu Transport Infrastructure Ltd.	504,000	345,755
Zhejiang Expressway Co. Ltd., Class H	32,000	33,548
		3,550,787
Water Utilities – 0.3%
Aguas Andinas SA, Class A	64,290	42,382
Beijing Enterprises Water Group Ltd.(a)	148,000	107,448
China Everbright Water Ltd.	8,500	3,481
China Water Affairs Group Ltd.	30,000	21,819
Cia de Saneamento Basico do Estado de Sao Paulo	20,700	220,348
CT Environmental Group Ltd.(a)	157,600	44,304
Eastern Water Resources Development and Management PCL, NVDR	23,200	7,756
Guangdong Investment Ltd.	90,000	136,018
Inversiones Aguas Metropolitanas SA	1,920	3,500
Kangda International Environmental Co. Ltd.(b)	859,000	202,708
Manila Water Co., Inc.	101,800	63,595
TTW PCL, NVDR	42,200	12,661
		866,020
Wireless Telecommunication Services – 2.0%
Advanced Info Service PCL, NVDR	37,844	165,985
America Movil SAB de CV, Series L	749,700	499,069
Axiata Group Bhd.	109,697	128,655
Bharti Airtel Ltd.	49,896	238,100
China Mobile Ltd.	194,617	2,229,794
DiGi.Com Bhd.	88,200	105,756
Empresa Nacional de Telecomunicaciones SA*	6,386	68,472
Far EasTone Telecommunications Co. Ltd.	43,000	101,649

Investments	Shares	Value
Wireless Telecommunication Services – (continued)
Global Telecom Holding SAE*	101,412	$54,932
Globe Telecom, Inc.	1,440	52,934
Idea Cellular Ltd.	33,579	38,614
Intouch Holdings PCL, NVDR	44,900	67,996
Maxis Bhd.	66,508	94,491
MegaFon PJSC	8,064	76,704
Mobile TeleSystems PJSC	56,932	201,050
MTN Group Ltd.(a)	53,550	462,200
Orascom Telecom Media And Technology Holding SAE*	293,136	18,486
PLDT, Inc.	2,480	78,360
Reliance Communications Ltd.*	67,258	46,979
Sistema JSFC	279,216	85,036
SK Telecom Co. Ltd.	2,402	469,169
Taiwan Mobile Co. Ltd.	63,000	220,597
TIM Participacoes SA	21,600	60,041
Total Access Communication PCL, NVDR	38,000	33,931
Tower Bersama Infrastructure Tbk. PT	55,500	25,415
Turkcell Iletisim Hizmetleri A/S*	32,258	103,861
Vodacom Group Ltd.	17,010	183,505
Vodafone Qatar QSC*	6,402	18,477
XL Axiata Tbk. PT*	219,875	37,073
		5,967,331
Total Common Stocks (Cost $278,121,011)		298,057,133
	Principal Amount
CORPORATE BOND – 0.0%(d)
Independent Power and Renewable Electricity Producers – 0.0%(d)
NTPC Ltd. Series 54, 8.49%, 3/25/2025 (Cost $–)	INR 49,126	9,750

See Accompanying Notes to the Financial Statements.

198	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	No. of Rights	Value
RIGHTS – 0.0%(d)
Airlines – 0.0%(d)
Asiana Airlines, Inc., expiring 11/3/2016, price 5,000.00 KRW* (c)	804	$2
Building Products – 0.0%(d)
Elementia SAB de CV, expiring 11/10/2016, price 20.00 MXN* (c)	7,875	691
Construction Materials – 0.0%(d)
TPI Polene PCL, expiring 12/31/2016, price 1.00 THB* (c)	2,328	146
Health Care Equipment & Supplies – 0.0%(d)
Lutronic Corp., expiring 12/2/2016, price 31,000.00 KRW* (c)	29	181
Lutronic Corp. (Preference), expiring 12/2/2016, price 35,100.00 KRW* (c)	139	—
		181
Machinery – 0.0%(d)
Samsung Heavy Industries Co. Ltd., expiring 11/8/2016, price 7,170.00 KRW* (c)	3,541	7,226
Pharmaceuticals – 0.0%(d)
CMG Pharmaceutical Co. Ltd., expiring 11/3/2016, price 3,020.00 KRW* (c)	1,138	607
Total Rights (Cost $7,640)		8,853

Investments	No. of Warrants	Value
WARRANT – 0.0%(d)
Marine – 0.0%(d)
Thoresen Thai Agencies PCL, expiring 2/28/2019, price 18.38 THB (Cost $–)*	6,335	$239
	Principal Amount
SECURITIES LENDING REINVESTMENTS(e) – 0.3%
REPURCHASE AGREEMENTS – 0.3%
Citigroup Global Markets, Inc., 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $829,073, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 0.46% – 3.15%, maturing 7/27/2017 – 11/25/2025; U.S. Treasury Securities, ranging from 0.00% – 2.38%, maturing 1/15/2017 – 2/15/2045; total market value $845,646	$829,065	829,065
Deutsche Bank AG, London Branch, 0.80%, dated 10/31/2016, due 11/1/2016, repurchase price $37,560, collateralized by various Common Stocks; total market value $41,710	37,559	37,559
		866,624
Total Securities Lending Reinvestments (Cost $866,624)		866,624
Total Investments – 99.9% (Cost $278,995,275)		298,942,599
Other Assets Less Liabilities – 0.1%		408,330
NET ASSETS – 100.0%		$299,350,929

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	199

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

*	Non-income producing security.

^	Security subject to restrictions on resale.

(a)

The security or a portion of this security is on loan at 10/31/2016. The total value of securities on loan at 10/31/2016 was $7,385,513, collateralized in the form of cash with a value of $866,624 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $1,369,332 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.50%, and maturity dates ranging from 11/3/2016 – 11/15/2045 and $5,537,402 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from 11/3/2016 – 3/22/2068; a total value of $7,773,358.

(b)

Securities exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(c)

Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016 amounted to $1,559,064, which represents approximately 0.52% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at 10/31/2016. The total value of securities purchased was $866,624.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

INR – Indian Rupee

KRW – Korean Won

MXN – Mexican Peso

NVDR – Non-Voting Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

THB – Thai Baht

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$40,065,464
Aggregate gross unrealized depreciation	(23,920,545)
Net unrealized appreciation	$16,144,919
Federal income tax cost of investments	$282,797,680

Futures Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
Mini MSCI Emerging Markets Index Futures Contracts	41	12/16/2016	$1,852,175	$(10,969)

Forward Foreign Currency Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2016:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation (Depreciation)
HKD	262,204	Bank of New York	USD	33,820	12/21/2016	$3
INR	6,383,957	Societe Generale	USD	94,123	12/21/2016	760
KRW	97,043,122	Citibank NA	USD	86,275	12/21/2016	(1,481)
RUB	329,028	Toronto-Dominion Bank (The)	USD	4,953	12/21/2016	176
TWD	2,028,890	Toronto-Dominion Bank (The)	USD	64,185	12/21/2016	176
ZAR	26,054	JPMorgan Chase Bank	USD	1,822	12/21/2016	91
USD	78,658	BNP Paribas SA	BRL	265,587	12/21/2016	(3,970)
						$(4,245)

See Accompanying Notes to the Financial Statements.

200	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Abbreviations:

BRL – Brazilian Real

HKD – Hong Kong Dollar

INR – Indian Rupee

KRW – Korean Won

RUB – Russian Ruble

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2016:

Brazil	7.6%
Chile	1.4
China	25.4
Colombia	0.8
Czech Republic	0.1
Egypt	0.3
Greece	0.4
Hungary	0.2
India	8.5
Indonesia	2.2
Malaysia	2.5
Mexico	2.5
Peru	0.6
Philippines	1.6
Poland	1.2
Qatar	0.6
Russia	3.9
South Africa	5.3
South Korea	15.5
Taiwan	14.0
Thailand	2.4
Turkey	1.7
United Arab Emirates	0.9
Other[1]	0.4
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	201

Schedule of Investments

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

October 31, 2016

Investments	Shares	Value
EXCHANGE TRADED FUND – 99.8%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Cost $3,610,461)(a)	64,398	$3,588,250

Total Investments – 99.8% (Cost $3,610,461)		3,588,250
Other Assets Less Liabilities – 0.2%		6,644
NET ASSETS – 100.0%		$3,594,894
(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the Underlying Fund.

Percentages shown are based on Net Assets.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(30,254)
Net unrealized depreciation	$(30,254)
Federal income tax cost of investments	$3,618,504

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund currently seeks its investment objective by investing a substantial portion of its assets in an affiliated FlexShares Fund. The Schedule of Investments of the affiliated FlexShares Fund is located elsewhere in this Report.

Investment in a company which was affiliated for the period ending October 31, 2016, was as follows:

Security	Value November 9, 2015*	Purchases at Cost	Sales at Cost	Value October 31, 2016	Dividend Income	Realized Loss
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$—	$3,936,331	$325,870	$3,588,250	$124,967	$(18,057)
*	Commencement of investment operations.

Forward Foreign Currency Contracts

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2016:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation (Depreciation)
USD	225,540	Toronto-Dominion Bank (The)	AUD	297,000	11/22/2016	$(342)
USD	315,089	Toronto-Dominion Bank (The)	CAD	420,000	11/22/2016	1,675
USD	186,077	Toronto-Dominion Bank (The)	CHF	185,000	11/22/2016	(1,186)
USD	57,497	Toronto-Dominion Bank (The)	DKK	393,000	11/22/2016	(463)
USD	823,829	Toronto-Dominion Bank (The)	EUR	757,000	11/22/2016	(6,653)
USD	534,425	Toronto-Dominion Bank (The)	GBP	438,000	11/22/2016	(533)
USD	117,596	Toronto-Dominion Bank (The)	HKD	912,000	11/22/2016	(20)
USD	1,086,819	Toronto-Dominion Bank (The)	JPY	112,742,000	11/22/2016	13,253
USD	34,238	Toronto-Dominion Bank (The)	NOK	283,000	11/22/2016	(60)
USD	11,442	Toronto-Dominion Bank (The)	NZD	16,000	11/22/2016	4
USD	91,421	Toronto-Dominion Bank (The)	SEK	815,000	11/22/2016	1,001
USD	51,593	Toronto-Dominion Bank (The)	SGD	72,000	11/22/2016	(143)
USD	38,588	Toronto-Dominion Bank (The)	ILS	149,000	11/23/2016	(225)
						$6,308

See Accompanying Notes to the Financial Statements.

202	FLEXSHARES ANNUAL REPORT

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	203

Schedule of Investments

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

October 31, 2016

Investments	Shares	Value
EXCHANGE TRADED FUND – 100.3%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Cost $28,528,694)(a)	703,352	$33,655,393

Total Investments – 100.3% (Cost $28,528,694)		33,655,393
Liabilities Less Other Assets – (0.3%)		(88,219)
NET ASSETS – 100.0%		$33,567,174

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the Underlying Fund.

Percentages shown are based on Net Assets.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,093,680
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$5,093,680
Federal income tax cost of investments	$28,561,713

The FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund currently seeks its investment objective by investing a substantial portion of its assets in an affiliated FlexShares Fund. The Schedule of Investments of the affiliated FlexShares Fund is located elsewhere in this Report.

Investment in a company which was affiliated for the period ending October 31, 2016, was as follows:

Security	Value November 9, 2015*	Purchases at Cost	Sales at Cost	Value October 31, 2016	Dividend Income	Realized Gain
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$—	$32,253,395	$3,724,701	$33,655,393	$535,115	$269,588
*	Commencement of investment operations.

Forward Foreign Currency Contracts

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2016:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation (Depreciation)
USD	436,084	Morgan Stanley	CLP	291,500,000	11/23/2016	$(9,388)
USD	17,683	Citibank NA	CLP	11,710,000	11/23/2016	(212)
USD	130,599	Toronto-Dominion Bank (The)	EUR	120,000	11/23/2016	(1,055)
USD	8,543,813	Toronto-Dominion Bank (The)	HKD	66,260,000	11/23/2016	(1,430)
USD	750,886	Morgan Stanley	IDR	9,864,570,000	11/23/2016	(3,082)
USD	110,994	Societe Generale	INR	7,450,000	11/23/2016	(204)
USD	2,766,195	Morgan Stanley	INR	185,490,000	11/23/2016	(2,383)
USD	5,341,783	Morgan Stanley	KRW	6,078,180,000	11/23/2016	30,293
USD	852,018	Morgan Stanley	MYR	3,570,000	11/23/2016	2,051
USD	556,246	Morgan Stanley	PHP	26,890,000	11/23/2016	979
USD	413,916	Toronto-Dominion Bank (The)	PLN	1,650,000	11/23/2016	(5,085)
USD	49,145	JPMorgan Chase Bank	RUB	3,080,000	11/23/2016	734
USD	1,217,984	Morgan Stanley	RUB	76,680,000	11/23/2016	12,750
USD	822,308	Toronto-Dominion Bank (The)	THB	28,930,000	11/23/2016	(3,921)
USD	596,418	Toronto-Dominion Bank (The)	TRY	1,850,000	11/23/2016	1,610
USD	4,466,963	Morgan Stanley	TWD	142,430,000	11/23/2016	(48,237)
USD	180,325	Goldman Sachs & Co.	TWD	5,720,000	11/23/2016	(1,006)
USD	1,747,788	Toronto-Dominion Bank (The)	ZAR	24,600,000	11/23/2016	(69,213)
USD	98,484	Societe Generale	BRL	310,000	11/25/2016	1,271

See Accompanying Notes to the Financial Statements.

204	FLEXSHARES ANNUAL REPORT

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation (Depreciation)
USD	2,398,721	Morgan Stanley	BRL	7,650,000	11/25/2016	$(255)
USD	828,780	Toronto-Dominion Bank (The)	MXN	15,510,000	11/25/2016	6,340
						$(89,443)

Abbreviations:

BRL – Brazilian Real

CLP – Chilean Peso

EUR – Euro

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

KRW – Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

THB – Thai Baht

TRY – Turkish Lira

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	205

Schedule of Investments

FlexShares® US Quality Large Cap Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 99.7%
Aerospace & Defense – 2.0%
General Dynamics Corp.	445	$67,080
L-3 Communications Holdings, Inc.	245	33,550
United Technologies Corp.	320	32,704
		133,334
Airlines – 1.7%
Alaska Air Group, Inc.	70	5,055
Delta Air Lines, Inc.	850	35,505
Southwest Airlines Co.	790	31,639
United Continental Holdings, Inc.*	725	40,767
		112,966
Auto Components – 1.1%
Goodyear Tire & Rubber Co. (The)	1,120	32,513
Lear Corp.	315	38,676
		71,189
Automobiles – 1.1%
Ford Motor Co.	6,000	70,440
Banks – 3.5%
Bank of America Corp.	1,325	21,863
Citigroup, Inc.	2,770	136,145
Fifth Third Bancorp	1,975	42,976
SunTrust Banks, Inc.	680	30,756
		231,740
Beverages – 0.3%
Dr. Pepper Snapple Group, Inc.	215	18,875
Biotechnology – 2.6%
Amgen, Inc.	445	62,816
Gilead Sciences, Inc.	1,485	109,341
		172,157
Building Products – 0.5%
Masco Corp.	1,085	33,505
Capital Markets – 0.5%
MSCI, Inc.	425	34,081

Investments	Shares	Value
Chemicals – 3.3%
Celanese Corp., Series A	395	$28,803
Dow Chemical Co. (The)	1,915	103,046
LyondellBasell Industries NV, Class A	590	46,935
Sherwin-Williams Co. (The)	140	34,280
		213,064
Commercial Services & Supplies – 0.3%
Cintas Corp.	195	20,801
Communications Equipment – 2.1%
Cisco Systems, Inc.	4,475	137,293
Consumer Finance – 2.9%
American Express Co.	965	64,095
Capital One Financial Corp.	845	62,564
Discover Financial Services	730	41,121
Synchrony Financial	680	19,441
		187,221
Containers & Packaging – 0.5%
Packaging Corp. of America	360	29,700
Diversified Financial Services – 0.7%
Berkshire Hathaway, Inc., Class B*	90	12,987
Leucadia National Corp.	1,910	35,660
		48,647
Diversified Telecommunication Services – 1.8%
AT&T, Inc.	2,280	83,881
CenturyLink, Inc.	1,325	35,219
		119,100
Electric Utilities – 2.3%
Edison International	555	40,782
FirstEnergy Corp.	1,135	38,919
NextEra Energy, Inc.	565	72,320
		152,021
Electrical Equipment – 0.8%
Eaton Corp. plc	785	50,059
Electronic Equipment, Instruments & Components – 1.2%
Corning, Inc.	1,815	41,219

See Accompanying Notes to the Financial Statements.

206	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electronic Equipment, Instruments & Components – (continued)
Flex Ltd.*	2,780	$39,448
		80,667
Energy Equipment & Services – 0.5%
National Oilwell Varco, Inc.	1,070	34,347
Equity Real Estate Investment Trusts (REITs) – 3.6%
Boston Properties, Inc.	280	33,734
Duke Realty Corp.	1,310	34,256
Macerich Co. (The)	445	31,497
Prologis, Inc.	905	47,205
Public Storage	250	53,430
SL Green Realty Corp.	330	32,413
		232,535
Food & Staples Retailing – 4.2%
CVS Health Corp.	245	20,604
Sysco Corp.	915	44,030
Walgreens Boots Alliance, Inc.	1,090	90,176
Wal-Mart Stores, Inc.	1,670	116,933
		271,743
Food Products – 2.2%
Bunge Ltd.	560	34,726
Ingredion, Inc.	270	35,416
JM Smucker Co. (The)	255	33,484
Tyson Foods, Inc., Class A	560	39,676
		143,302
Health Care Equipment & Supplies –1.2%
Baxter International, Inc.	885	42,117
Hologic, Inc.*	940	33,850
		75,967
Health Care Providers & Services – 4.2%
Aetna, Inc.	520	55,822
Anthem, Inc.	440	53,618
Cardinal Health, Inc.	540	37,093
Express Scripts Holding Co.*	1,055	71,107
Humana, Inc.	200	34,306
UnitedHealth Group, Inc.	185	26,146
		278,092

Investments	Shares	Value
Hotels, Restaurants & Leisure – 2.3%
Darden Restaurants, Inc.	590	$38,226
McDonald’s Corp.	995	112,007
		150,233
Household Durables – 0.9%
Dr. Horton, Inc.	910	26,235
Garmin Ltd.	655	31,676
		57,911
Independent Power and Renewable Electricity Producers – 0.2%
AES Corp.	925	10,887
Industrial Conglomerates – 2.5%
General Electric Co.	5,695	165,725
Insurance – 4.2%
Aflac, Inc.	685	47,176
Alleghany Corp.*	65	33,554
Everest Re Group Ltd.	185	37,651
Loews Corp.	730	31,412
Torchmark Corp.	575	36,461
Travelers Cos., Inc. (The)	480	51,926
Unum Group	1,055	37,347
		275,527
Internet & Direct Marketing Retail – 0.3%
Amazon.com, Inc.*	25	19,746
Internet Software & Services – 2.6%
Alphabet, Inc., Class A*	5	4,049
Alphabet, Inc., Class C*	80	62,763
eBay, Inc.*	1,835	52,316
Facebook, Inc., Class A*	105	13,754
VeriSign, Inc.*	480	40,330
		173,212
IT Services – 5.9%
Accenture plc, Class A	950	110,428
Amdocs Ltd.	600	35,070
International Business Machines Corp.	830	127,563
Total System Services, Inc.	430	21,448
Vantiv, Inc., Class A*	290	16,924
Western Union Co. (The)	1,780	35,725

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	207

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
IT Services – (continued)
Xerox Corp.	3,690	$36,051
		383,209
Machinery – 2.7%
Cummins, Inc.	320	40,902
Illinois Tool Works, Inc.	550	62,464
Ingersoll-Rand plc	580	39,028
Stanley Black & Decker, Inc.	330	37,567
		179,961
Media – 2.1%
Discovery Communications, Inc., Class A*	1,215	31,724
Discovery Communications, Inc., Class C*	1,455	36,535
Omnicom Group, Inc.	400	31,928
Scripps Networks Interactive, Inc., Class A	550	35,398
		135,585
Metals & Mining – 1.3%
Alcoa, Inc.	375	10,770
Newmont Mining Corp.	925	34,262
Nucor Corp.	765	37,370
		82,402
Multiline Retail – 1.5%
Kohl’s Corp.	810	35,437
Target Corp.	935	64,263
		99,700
Oil, Gas & Consumable Fuels – 5.6%
Chevron Corp.	310	32,472
Exxon Mobil Corp.	2,360	196,635
Hess Corp.	670	32,140
Marathon Oil Corp.	2,325	30,644
Southwestern Energy Co.*	2,615	27,170
Valero Energy Corp.	780	46,207
		365,268
Pharmaceuticals – 5.8%
Johnson & Johnson	1,345	156,006
Merck & Co., Inc.	1,455	85,438

Investments	Shares	Value
Pharmaceuticals – (continued)
Pfizer, Inc.	4,430	$140,475
		381,919
Semiconductors & Semiconductor Equipment – 5.5%
Applied Materials, Inc.	1,865	54,234
Intel Corp.	4,000	139,480
KLA-Tencor Corp.	510	38,306
Lam Research Corp.	420	40,681
NVIDIA Corp.	915	65,111
Texas Instruments, Inc.	270	19,130
		356,942
Software – 2.7%
Activision Blizzard, Inc.	1,005	43,386
CA, Inc.	1,070	32,892
Citrix Systems, Inc.*	445	37,736
Microsoft Corp.	1,040	62,316
		176,330
Specialty Retail – 3.1%
Bed Bath & Beyond, Inc.	775	31,326
Best Buy Co., Inc.	1,110	43,190
Home Depot, Inc. (The)	1,045	127,500
		202,016
Technology Hardware, Storage & Peripherals – 2.4%
Apple, Inc.	1,045	118,650
NetApp, Inc.	1,080	36,655
		155,305
Textiles, Apparel & Luxury Goods – 0.6%
Michael Kors Holdings Ltd.*	715	36,308
Tobacco – 1.9%
Altria Group, Inc.	1,925	127,281
Trading Companies & Distributors – 0.5%
HD Supply Holdings, Inc.*	995	32,835
Total Common Stocks (Cost $6,424,854)		6,521,148

Total Investments – 99.7% (Cost $6,424,854)		6,521,148
Other Assets Less Liabilities – 0.3%		16,677
NET ASSETS – 100.0%		$6,537,825

See Accompanying Notes to the Financial Statements.

208	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Large Cap Index Fund (cont.)

*	Non-income producing security.

Percentages shown are based on Net Assets.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$285,655
Aggregate gross unrealized depreciation	(190,215)
Net unrealized appreciation	$95,440
Federal income tax cost of investments	$6,425,708

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	209

Schedule of Investments

FlexShares® STOXX US ESG Impact Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 100.0%
Aerospace & Defense – 0.9%
Huntington Ingalls Industries, Inc.	32	$5,164
L-3 Communications Holdings, Inc.	26	3,560
United Technologies Corp.	354	36,179
		44,903
Air Freight & Logistics – 1.3%
Expeditors International of Washington, Inc.	112	5,764
FedEx Corp.	102	17,781
United Parcel Service, Inc., Class B	388	41,811
		65,356
Airlines – 0.5%
Alaska Air Group, Inc.	86	6,211
Southwest Airlines Co.	296	11,855
United Continental Holdings, Inc.*	144	8,097
		26,163
Auto Components – 0.1%
Adient plc*	22	1,020
Autoliv, Inc.	4	387
BorgWarner, Inc.	38	1,362
Delphi Automotive plc	6	390
		3,159
Automobiles – 0.4%
Ford Motor Co.	840	9,862
Harley-Davidson, Inc.	42	2,395
Tesla Motors, Inc.*	50	9,886
		22,143
Banks – 7.1%
Bank of America Corp.	5,648	93,192
Citigroup, Inc.	1,626	79,918
Citizens Financial Group, Inc.	182	4,794
Comerica, Inc.	126	6,563
First Republic Bank	50	3,721
KeyCorp	606	8,557
PNC Financial Services Group, Inc. (The)	172	16,443
U.S. Bancorp	560	25,066

Investments	Shares	Value
Banks – (continued)
Wells Fargo & Co.	2,508	$115,393
		353,647
Beverages – 3.1%
Coca-Cola Co. (The)	1,730	73,352
Coca-Cola European Partners plc	90	3,460
Dr. Pepper Snapple Group, Inc.	36	3,161
Molson Coors Brewing Co., Class B	40	4,152
PepsiCo, Inc.	676	72,467
		156,592
Biotechnology – 1.1%
AbbVie, Inc.	426	23,762
Alkermes plc*	38	1,916
Amgen, Inc.	222	31,337
		57,015
Building Products – 0.1%
Masco Corp.	146	4,508
Capital Markets – 1.8%
BlackRock, Inc.	14	4,777
E*TRADE Financial Corp.*	48	1,352
Goldman Sachs Group, Inc. (The)	164	29,231
Morgan Stanley	308	10,340
MSCI, Inc.	50	4,009
S&P Global, Inc.	136	16,572
SEI Investments Co.	102	4,522
State Street Corp.	224	15,727
T. Rowe Price Group, Inc.	74	4,737
		91,267
Chemicals – 1.7%
Air Products & Chemicals, Inc.	46	6,137
Celanese Corp., Series A	90	6,563
E.I. du Pont de Nemours & Co.	176	12,107
Ecolab, Inc.	104	11,874
International Flavors & Fragrances, Inc.	44	5,754
LyondellBasell Industries NV, Class A	114	9,069
Monsanto Co.	162	16,325
Praxair, Inc.	74	8,662
Sherwin-Williams Co. (The)	28	6,856
		83,347

See Accompanying Notes to the Financial Statements.

210	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX US ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Commercial Services & Supplies – 0.2%
Cintas Corp.	28	$2,987
Johnson Controls International plc	224	9,031
		12,018
Communications Equipment – 1.7%
Cisco Systems, Inc.	2,252	69,091
Harris Corp.	32	2,855
Juniper Networks, Inc.	188	4,952
Motorola Solutions, Inc.	84	6,097
		82,995
Consumer Finance – 0.8%
Ally Financial, Inc.	210	3,795
American Express Co.	206	13,683
Capital One Financial Corp.	88	6,515
Synchrony Financial	492	14,066
		38,059
Containers & Packaging – 0.1%
Ball Corp.	72	5,549
Sealed Air Corp.	26	1,186
		6,735
Diversified Financial Services – 1.6%
Berkshire Hathaway, Inc., Class B*	542	78,211
Diversified Telecommunication Services – 4.6%
AT&T, Inc.	3,302	121,480
CenturyLink, Inc.	184	4,891
Verizon Communications, Inc.	2,178	104,762
		231,133
Electric Utilities – 1.3%
Duke Energy Corp.	280	22,405
NextEra Energy, Inc.	190	24,320
PG&E Corp.	272	16,897
		63,622
Electrical Equipment – 0.5%
AMETEK, Inc.	98	4,322
Eaton Corp. plc	196	12,499
Emerson Electric Co.	160	8,109
		24,930

Investments	Shares	Value
Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp., Class A	94	$6,198
Avnet, Inc.	56	2,349
		8,547
Energy Equipment & Services – 1.8%
Baker Hughes, Inc.	178	9,861
Halliburton Co.	440	20,240
Schlumberger Ltd.	796	62,271
		92,372
Equity Real Estate Investment Trusts (REITs) – 1.7%
American Tower Corp.	126	14,766
HCP, Inc.	120	4,110
Host Hotels & Resorts, Inc.	450	6,966
Iron Mountain, Inc.	160	5,397
Prologis, Inc.	306	15,961
Public Storage	30	6,412
Ventas, Inc.	102	6,910
Vornado Realty Trust	22	2,041
Welltower, Inc.	88	6,031
Weyerhaeuser Co.	480	14,366
		82,960
Food & Staples Retailing – 2.5%
Costco Wholesale Corp.	176	26,025
CVS Health Corp.	460	38,686
Kroger Co. (The)	432	13,383
Rite Aid Corp.*	180	1,208
Sysco Corp.	154	7,411
Walgreens Boots Alliance, Inc.	436	36,070
		122,783
Food Products – 1.9%
Archer-Daniels-Midland Co.	236	10,283
Bunge Ltd.	48	2,977
Campbell Soup Co.	104	5,651
ConAgra Foods, Inc.	80	3,854
General Mills, Inc.	118	7,314
Hershey Co. (The)	26	2,664
Ingredion, Inc.	12	1,574
JM Smucker Co. (The)	70	9,192
Kellogg Co.	90	6,762
Mondelez International, Inc., Class A	644	28,941
Tyson Foods, Inc., Class A	124	8,785

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	211

FlexShares® STOXX US ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – (continued)
WhiteWave Foods Co. (The)*	106	$5,776
		93,773
Health Care Equipment & Supplies – 2.3%
Abbott Laboratories	738	28,959
Baxter International, Inc.	228	10,850
Becton Dickinson and Co.	94	15,784
Edwards Lifesciences Corp.*	108	10,284
Hologic, Inc.*	72	2,593
IDEXX Laboratories, Inc.*	30	3,214
Medtronic plc	538	44,127
		115,811
Health Care Providers & Services – 0.8%
Anthem, Inc.	104	12,673
Cigna Corp.	94	11,170
Humana, Inc.	52	8,920
McKesson Corp.	72	9,156
		41,919
Hotels, Restaurants & Leisure – 3.0%
Carnival Corp.	218	10,704
Darden Restaurants, Inc.	70	4,535
Las Vegas Sands Corp.	102	5,904
Marriott International, Inc., Class A	176	12,091
McDonald’s Corp.	458	51,557
Royal Caribbean Cruises Ltd.	104	7,994
Starbucks Corp.	752	39,909
Wyndham Worldwide Corp.	72	4,741
Yum! Brands, Inc.	140	12,079
		149,514
Household Durables – 0.3%
Harman International Industries, Inc.	30	2,391
Newell Brands, Inc.	118	5,666
Whirlpool Corp.	36	5,394
		13,451
Household Products – 3.6%
Clorox Co. (The)	82	9,842
Colgate-Palmolive Co.	370	26,403
Kimberly-Clark Corp.	156	17,848

Investments	Shares	Value
Household Products – (continued)
Procter & Gamble Co. (The)	1,428	$123,950
		178,043
Independent Power and Renewable Electricity Producers – 0.1%
AES Corp.	328	3,861
Industrial Conglomerates – 4.0%
3M Co.	338	55,871
General Electric Co.	4,950	144,045
		199,916
Insurance – 2.2%
Aflac, Inc.	200	13,774
Allstate Corp. (The)	144	9,778
American International Group, Inc.	324	19,991
Arthur J Gallagher & Co.	92	4,437
Hartford Financial Services Group, Inc. (The)	230	10,145
Loews Corp.	164	7,057
MetLife, Inc.	316	14,839
Principal Financial Group, Inc.	140	7,644
Prudential Financial, Inc.	138	11,701
Travelers Cos., Inc. (The)	54	5,842
Unum Group	76	2,691
Willis Towers Watson plc	28	3,525
		111,424
Internet & Direct Marketing Retail – 2.5%
Amazon.com, Inc.*	142	112,155
Priceline Group, Inc. (The)*	10	14,742
		126,897
Internet Software & Services – 4.6%
Akamai Technologies, Inc.*	76	5,280
Alphabet, Inc., Class C*	138	108,266
Facebook, Inc., Class A*	842	110,294
Yahoo!, Inc.*	150	6,232
		230,072
IT Services – 3.6%
Accenture plc, Class A	456	53,005
Amdocs Ltd.	64	3,741
Automatic Data Processing, Inc.	98	8,532

See Accompanying Notes to the Financial Statements.

212	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX US ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
IT Services – (continued)
Cognizant Technology Solutions Corp., Class A*	112	$5,751
International Business Machines Corp.	384	59,017
Jack Henry & Associates, Inc.	70	5,671
Mastercard, Inc., Class A	334	35,745
Western Union Co. (The)	254	5,098
Xerox Corp.	588	5,745
		182,305
Life Sciences Tools & Services – 0.6%
Agilent Technologies, Inc.	196	8,540
Thermo Fisher Scientific, Inc.	136	19,996
		28,536
Machinery – 1.6%
Caterpillar, Inc.	200	16,692
Cummins, Inc.	72	9,203
Deere & Co.	148	13,068
Fortive Corp.	92	4,696
Illinois Tool Works, Inc.	126	14,310
Ingersoll-Rand plc	168	11,305
Pentair plc	100	5,513
Xylem, Inc.	114	5,510
		80,297
Media – 2.0%
Comcast Corp., Class A	460	28,437
Walt Disney Co. (The)	790	73,225
		101,662
Metals & Mining – 0.1%
Alcoa, Inc.	136	3,906
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
AGNC Investment Corp.	116	2,327
Annaly Capital Management, Inc.	562	5,822
		8,149
Multiline Retail – 0.7%
Dollar General Corp.	30	2,073
Kohl’s Corp.	96	4,200
Macy’s, Inc.	160	5,838
Nordstrom, Inc.	86	4,472

Investments	Shares	Value
Multiline Retail – (continued)
Target Corp.	282	$19,382
		35,965
Oil, Gas & Consumable Fuels – 5.3%
ConocoPhillips Co.	362	15,729
Devon Energy Corp.	220	8,336
EQT Corp.	4	264
Exxon Mobil Corp.	2,244	186,970
Hess Corp.	160	7,675
Newfield Exploration Co.*	126	5,114
Noble Energy, Inc.	74	2,551
Phillips 66	108	8,764
Pioneer Natural Resources Co.	36	6,445
Spectra Energy Corp.	324	13,546
Williams Cos., Inc. (The)	284	8,293
		263,687
Personal Products – 0.1%
Estee Lauder Cos., Inc. (The), Class A	72	6,273
Pharmaceuticals – 3.9%
Eli Lilly & Co.	546	40,317
Merck & Co., Inc.	1,056	62,008
Perrigo Co. plc	56	4,659
Pfizer, Inc.	2,782	88,217
		195,201
Professional Services – 0.2%
IHS Markit Ltd.*	128	4,709
Verisk Analytics, Inc.*	66	5,382
		10,091
Real Estate Management & Development – 0.1%
CBRE Group, Inc., Class A*	172	4,431
Semiconductors & Semiconductor Equipment – 3.3%
Analog Devices, Inc.	116	7,436
Intel Corp.	2,538	88,500
KLA-Tencor Corp.	46	3,455
Microchip Technology, Inc.	52	3,149
NVIDIA Corp.	196	13,947
Skyworks Solutions, Inc.	82	6,309
Texas Instruments, Inc.	548	38,826
Xilinx, Inc.	96	4,883
		166,505

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	213

FlexShares® STOXX US ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Software – 6.3%
Adobe Systems, Inc.*	172	$18,492
Autodesk, Inc.*	96	6,939
CA, Inc.	148	4,550
Check Point Software Technologies Ltd.*	50	4,228
Intuit, Inc.	102	11,091
Microsoft Corp.	4,296	257,416
Mobileye NV*	38	1,413
ServiceNow, Inc.*	40	3,516
Splunk, Inc.*	34	2,046
Symantec Corp.	152	3,805
Workday, Inc., Class A*	20	1,734
		315,230
Specialty Retail – 1.5%
AutoZone, Inc.*	10	7,422
Best Buy Co., Inc.	168	6,537
Foot Locker, Inc.	46	3,071
Gap, Inc. (The)	128	3,531
Lowe’s Cos., Inc.	284	18,929
Tiffany & Co.	64	4,699
TJX Cos., Inc. (The)	264	19,470
Ulta Salon Cosmetics & Fragrance, Inc.*	40	9,734
		73,393
Technology Hardware, Storage & Peripherals – 7.6%
Apple, Inc.	2,994	339,939
Hewlett Packard Enterprise Co.	796	17,886
HP, Inc.	1,010	14,635
Seagate Technology plc	166	5,695
		378,155
Textiles, Apparel & Luxury Goods – 0.6%
Hanesbrands, Inc.	202	5,191
Michael Kors Holdings Ltd.*	90	4,570
NIKE, Inc., Class B	298	14,954
PVH Corp.	40	4,279
VF Corp.	12	651
		29,645
Tobacco – 1.6%
Altria Group, Inc.	672	44,433
Philip Morris International, Inc.	396	38,190
		82,623

Investments	Shares	Value
Trading Companies & Distributors – 0.1%
Fastenal Co.	140	$5,457
Water Utilities – 0.2%
American Water Works Co., Inc.	128	9,477
Total Common Stocks (Cost $4,984,416)		4,998,134

Total Investments – 100.0% (Cost $4,984,416)		4,998,134
Liabilities Less Other Assets – 0.0%(a)		(1,980)
NET ASSETS – 100.0%		$4,996,154

*	Non-income producing security.

(a) Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$196,767
Aggregate gross unrealized depreciation	(183,140)
Net unrealized appreciation	$13,627
Federal income tax cost of investments	$4,984,507

See Accompanying Notes to the Financial Statements.

214	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX Global ESG Impact Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 99.2%
Aerospace & Defense – 0.6%
Huntington Ingalls Industries, Inc.	28	$4,518
L-3 Communications Holdings, Inc.	36	4,930
Rolls-Royce Holdings plc* (a)	33,396	41
Rolls-Royce Holdings plc*	726	6,439
United Technologies Corp.	294	30,047
		45,975
Air Freight & Logistics – 0.7%
Deutsche Post AG (Registered)	516	15,968
Expeditors International of Washington, Inc.	86	4,427
FedEx Corp.	56	9,762
United Parcel Service, Inc., Class B	228	24,569
		54,726
Airlines – 0.5%
Alaska Air Group, Inc.	58	4,189
ANA Holdings, Inc.	2,000	5,618
Deutsche Lufthansa AG (Registered)	90	1,149
easyJet plc	74	847
International Consolidated Airlines Group SA	430	2,280
Qantas Airways Ltd.	1,042	2,426
Singapore Airlines Ltd.	200	1,456
Southwest Airlines Co.	246	9,852
United Continental Holdings, Inc.*	114	6,410
		34,227
Auto Components – 1.1%
Adient plc*	22	992
Autoliv, Inc.	24	2,323
BorgWarner, Inc.	70	2,509
Bridgestone Corp.	800	29,805
Cie Generale des Etablissements Michelin	62	6,703
Continental AG	48	9,184
Delphi Automotive plc	6	390
Denso Corp.	200	8,688
GKN plc	580	2,260
NGK Spark Plug Co. Ltd.	200	3,951
Toyota Industries Corp.	200	9,164

Investments	Shares	Value
Auto Components – (continued)
Valeo SA	70	$4,029
		79,998
Automobiles – 2.5%
Bayerische Motoren Werke AG	172	14,965
Daimler AG (Registered)	422	30,027
Ferrari NV	50	2,630
Fiat Chrysler Automobiles NV	180	1,316
Ford Motor Co.	1,284	15,074
Honda Motor Co. Ltd.	1,200	35,902
Nissan Motor Co. Ltd.	1,000	10,168
Peugeot SA*	172	2,573
Porsche Automobil Holding SE (Preference)	22	1,185
Renault SA	72	6,244
Toyota Motor Corp.	1,200	69,418
		189,502
Banks – 9.3%
Australia & New Zealand Banking Group Ltd.	1,192	25,261
Banco Bilbao Vizcaya Argentaria SA	1,128	8,134
Banco Santander SA	3,880	19,042
Bank of America Corp.	5,884	97,086
Bank of Ireland*	4,516	965
Bank of Montreal	117	7,452
Barclays plc	4,482	10,413
BNP Paribas SA	388	22,474
CaixaBank SA	926	2,799
Citigroup, Inc.	1,688	82,965
Comerica, Inc.	68	3,542
Commerzbank AG	304	2,062
Commonwealth Bank of Australia	814	45,459
Concordia Financial Group Ltd.	800	3,709
Credit Agricole SA	284	3,061
Danske Bank A/S	202	6,227
DBS Group Holdings Ltd.	8	86
DNB ASA	272	3,939
Erste Group Bank AG*	92	2,885
First Republic Bank	30	2,233
Hang Seng Bank Ltd.	200	3,613
HSBC Holdings plc	6,583	49,525

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	215

FlexShares® STOXX Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
ING Groep NV	868	$11,413
Intesa Sanpaolo SpA	3,312	7,661
KBC Group NV*	38	2,312
KeyCorp	188	2,655
Kyushu Financial Group, Inc.	400	2,661
Lloyds Banking Group plc	24,144	16,879
National Australia Bank Ltd.	718	15,298
National Bank of Canada	64	2,286
Nordea Bank AB	914	9,620
Resona Holdings, Inc.	3,800	16,851
Royal Bank of Scotland Group plc*	896	2,069
Skandinaviska Enskilda Banken AB, Class A	570	5,759
Societe Generale SA	282	10,993
Standard Chartered plc*	910	7,909
Svenska Handelsbanken AB, Class A	356	4,862
Swedbank AB, Class A	214	5,019
Toronto-Dominion Bank (The)	952	43,230
UniCredit SpA	2,016	4,994
Wells Fargo & Co.	2,210	101,682
Westpac Banking Corp.	1,094	25,366
		702,451
Beverages – 2.7%
Anheuser-Busch InBev SA	186	21,317
Coca-Cola Co. (The)	1,452	61,565
Coca-Cola European Partners plc	152	5,843
Coca-Cola HBC AG*	104	2,242
Diageo plc	858	22,831
Dr. Pepper Snapple Group, Inc.	2	176
Heineken Holding NV	64	4,919
Heineken NV	78	6,417
Kirin Holdings Co. Ltd.	600	10,320
PepsiCo, Inc.	532	57,030
Pernod-Ricard SA	80	9,502
Thai Beverage PCL	2,800	1,941
		204,103
Biotechnology – 1.4%
AbbVie, Inc.	520	29,006
Actelion Ltd. (Registered)*	24	3,471
Alkermes plc*	28	1,411

Investments	Shares	Value
Biotechnology – (continued)
Amgen, Inc.	272	$38,395
CSL Ltd.	224	17,132
Shire plc	338	19,189
		108,604
Building Products – 0.7%
Asahi Glass Co. Ltd.	2,000	13,989
Assa Abloy AB, Class B	284	5,172
Cie de Saint-Gobain	152	6,739
Fortune Brands Home & Security, Inc.	36	1,967
Geberit AG (Registered)	10	4,234
LIXIL Group Corp.	400	9,185
Masco Corp.	68	2,100
TOTO Ltd.	200	7,993
		51,379
Capital Markets – 1.6%
3i Group plc	496	4,064
Aberdeen Asset Management plc	22	86
Credit Suisse Group AG (Registered)*	444	6,205
Deutsche Bank AG (Registered)*	702	10,123
Deutsche Boerse AG	18	1,343
Goldman Sachs Group, Inc. (The)	118	21,032
Henderson Group plc	746	2,110
Investec plc	178	1,104
Julius Baer Group Ltd.*	74	3,002
London Stock Exchange Group plc	120	4,117
Macquarie Group Ltd.	132	8,016
S&P Global, Inc.	152	18,521
SEI Investments Co.	54	2,394
State Street Corp.	192	13,480
Thomson Reuters Corp.	130	5,127
UBS Group AG (Registered)	1,278	18,093
		118,817
Chemicals – 3.4%
Agrium, Inc.	50	4,594
Air Liquide SA	110	11,175
Air Products & Chemicals, Inc.	50	6,671
Akzo Nobel NV	42	2,711
Arkema SA	28	2,651
BASF SE	326	28,696
Celanese Corp., Series A	52	3,792

See Accompanying Notes to the Financial Statements.

216	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – (continued)
Croda International plc	30	$1,281
Dow Chemical Co. (The)	326	17,542
E.I. du Pont de Nemours & Co.	290	19,949
Eastman Chemical Co.	66	4,746
Ecolab, Inc.	88	10,047
Evonik Industries AG	48	1,497
FUCHS PETROLUB SE (Preference)	36	1,607
Givaudan SA (Registered)	2	3,873
International Flavors & Fragrances, Inc.	36	4,708
Johnson Matthey plc	54	2,248
K+S AG (Registered)	80	1,616
Koninklijke DSM NV	60	3,853
Kuraray Co. Ltd.	200	3,034
Lanxess AG	26	1,662
Linde AG	48	7,908
LyondellBasell Industries NV, Class A	114	9,069
Mitsubishi Chemical Holdings Corp.	1,000	6,576
Monsanto Co.	166	16,728
Mosaic Co. (The)	86	2,024
Novozymes A/S, Class B	56	2,077
Orica Ltd.	222	2,752
PPG Industries, Inc.	82	7,637
Praxair, Inc.	90	10,535
Sherwin-Williams Co. (The)	30	7,346
Shin-Etsu Chemical Co. Ltd.	200	15,171
Solvay SA	26	2,980
Syngenta AG (Registered)	16	6,401
Teijin Ltd.	200	3,869
Toray Industries, Inc.	1,000	9,314
Umicore SA	42	2,550
WR Grace & Co.	28	1,875
Yara International ASA	64	2,265
		255,030
Commercial Services & Supplies – 0.3%
Brambles Ltd.	552	4,843
ISS A/S	82	3,219
Johnson Controls International plc	218	8,790
Securitas AB, Class B	198	3,064
Societe BIC SA	14	1,938
		21,854

Investments	Shares	Value
Communications Equipment – 1.3%
Cisco Systems, Inc.	2,338	$71,730
Harris Corp.	70	6,245
Juniper Networks, Inc.	138	3,635
Motorola Solutions, Inc.	62	4,500
Nokia OYJ	1,366	6,091
Telefonaktiebolaget LM Ericsson, Class B	890	4,313
		96,514
Construction & Engineering – 0.3%
Bouygues SA	100	3,256
Eiffage SA	34	2,514
Ferrovial SA	114	2,215
HOCHTIEF AG	8	1,090
Vinci SA	162	11,717
		20,792
Construction Materials – 0.2%
CRH plc	228	7,414
HeidelbergCement AG	42	3,967
		11,381
Consumer Finance – 0.2%
Synchrony Financial	406	11,608
Containers & Packaging – 0.3%
Amcor Ltd.	584	6,533
Ball Corp.	46	3,545
Huhtamaki OYJ	52	2,097
International Paper Co.	184	8,285
Orora Ltd.	476	1,050
Sealed Air Corp.	6	274
		21,784
Distributors – 0.0%(b)
Inchcape plc	256	2,033
Diversified Financial Services – 0.8%
AMP Ltd.	570	1,982
Berkshire Hathaway, Inc., Class B*	324	46,753
Groupe Bruxelles Lambert SA	36	3,092
Investor AB, Class B	140	4,983
L E Lundbergforetagen AB, Class B	16	1,038
		57,848

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	217

FlexShares® STOXX Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Telecommunication Services – 3.0%
AT&T, Inc.	1,708	$62,837
BCE, Inc.	320	14,550
BT Group plc	3,046	13,981
CenturyLink, Inc.	52	1,382
Deutsche Telekom AG (Registered)	1,442	23,466
Elisa OYJ	68	2,289
Iliad SA	10	2,095
Koninklijke KPN NV	888	2,892
Orange SA	578	9,092
Proximus SADP	72	2,058
Singapore Telecommunications Ltd.	2,000	5,575
Swisscom AG (Registered)	8	3,662
Telecom Italia SpA*	3,610	3,128
Telenor ASA	236	3,761
Telia Co. AB	996	3,986
Telstra Corp. Ltd.	2,226	8,436
TELUS Corp.	86	2,787
Verizon Communications, Inc.	1,122	53,968
Vivendi SA	300	6,058
		226,003
Electric Utilities – 1.4%
CLP Holdings Ltd.	1,000	10,174
Contact Energy Ltd.	584	1,984
Duke Energy Corp.	268	21,445
EDP—Energias de Portugal SA	766	2,528
Endesa SA	108	2,293
Enel SpA	2,034	8,740
Fortum OYJ	132	2,198
Iberdrola SA	1,840	12,524
NextEra Energy, Inc.	176	22,528
PG&E Corp.	238	14,785
Pinnacle West Capital Corp.	40	3,045
Red Electrica Corp. SA	108	2,250
SSE plc	98	1,904
Terna Rete Elettrica Nazionale SpA	418	2,045
		108,443
Electrical Equipment – 1.4%
ABB Ltd. (Registered)*	620	12,790
Eaton Corp. plc	176	11,224
Gamesa Corp. Tecnologica SA	108	2,495

Investments	Shares	Value
Electrical Equipment – (continued)
Legrand SA	98	$5,531
Mitsubishi Electric Corp.	2,000	27,073
Nidec Corp.	300	29,034
Schneider Electric SE	170	11,394
Ushio, Inc.	200	2,411
Vestas Wind Systems A/S	80	6,407
		108,359
Electronic Equipment, Instruments & Components – 0.7%
Avnet, Inc.	50	2,098
Hexagon AB, Class B	96	3,365
Ingenico Group SA	20	1,581
Kyocera Corp.	200	9,725
Murata Manufacturing Co. Ltd.	200	27,920
Omron Corp.	200	7,670
Yokogawa Electric Corp.	200	2,811
		55,170
Energy Equipment & Services –1.2%
Amec Forster Wheeler plc	152	830
Halliburton Co.	364	16,744
John Wood Group plc	304	2,854
Schlumberger Ltd.	828	64,775
Technip SA	44	2,914
		88,117
Equity Real Estate Investment Trusts (REITs) – 1.3%
Ascendas REIT	1,200	2,043
British Land Co. plc (The)	260	1,859
Dexus Property Group	624	4,245
Fonciere Des Regions	16	1,397
Gecina SA	6	873
Goodman Group	408	2,108
GPT Group (The)	670	2,376
Hammerson plc	302	2,032
Host Hotels & Resorts, Inc.	464	7,183
ICADE	54	3,876
Intu Properties plc	199	669
Investa Office Fund	876	2,826
Iron Mountain, Inc.	142	4,790
Japan Hotel REIT Investment Corp.	2	1,349
Klepierre	66	2,696
Link REIT	1,000	7,131

See Accompanying Notes to the Financial Statements.

218	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Mirvac Group	1,840	$2,926
Nomura Real Estate Master Fund, Inc.	2	3,236
Prologis, Inc.	312	16,274
Shaftesbury plc	178	1,993
Stockland	1,168	3,928
Unibail-Rodamco SE	48	11,418
Vicinity Centres	834	1,821
Weyerhaeuser Co.	372	11,134
		100,183
Food & Staples Retailing – 2.3%
Aeon Co. Ltd.	400	5,531
Alimentation Couche-Tard, Inc., Class B	132	6,636
Carrefour SA	194	5,082
Costco Wholesale Corp.	66	9,759
CVS Health Corp.	486	40,873
Distribuidora Internacional de Alimentacion SA	214	1,144
J Sainsbury plc	676	2,071
Kesko OYJ, Class B	48	2,382
Koninklijke Ahold Delhaize NV*	416	9,483
Kroger Co. (The)	470	14,561
Lawson, Inc.	100	7,594
METRO AG	68	2,034
Tesco plc*	900	2,316
Walgreens Boots Alliance, Inc.	458	37,890
Wesfarmers Ltd.	558	17,413
Wm Morrison Supermarkets plc	844	2,334
Woolworths Ltd.	539	9,700
		176,803
Food Products – 2.4%
Ajinomoto Co., Inc.	400	8,894
Archer-Daniels-Midland Co.	214	9,324
Associated British Foods plc	122	3,667
Campbell Soup Co.	18	978
Danone SA	180	12,447
General Mills, Inc.	66	4,091
Hershey Co. (The)	14	1,434
JM Smucker Co. (The)	60	7,878
Kellogg Co.	8	601
Kerry Group plc, Class A	32	2,320

Investments	Shares	Value
Food Products – (continued)
Mondelez International, Inc., Class A	604	$27,144
Nestle SA (Registered)	1,168	84,745
Orkla ASA	300	2,838
Tate & Lyle plc	232	2,209
Tyson Foods, Inc., Class A	92	6,518
WhiteWave Foods Co. (The)*	100	5,449
		180,537
Gas Utilities – 0.1%
Hong Kong & China Gas Co. Ltd.	2,000	3,920
Rubis SCA	12	1,093
Snam SpA	732	3,853
		8,866
Health Care Equipment & Supplies – 2.1%
Abbott Laboratories	780	30,607
Ansell Ltd.	156	2,575
Baxter International, Inc.	284	13,516
Becton Dickinson and Co.	86	14,440
Cochlear Ltd.	24	2,337
Edwards Lifesciences Corp.*	102	9,712
Essilor International SA	38	4,266
Getinge AB, Class B	118	1,936
Hologic, Inc.*	134	4,825
IDEXX Laboratories, Inc.*	26	2,786
Medtronic plc	580	47,572
Sartorius AG (Preference)	16	1,255
Smith & Nephew plc	304	4,391
Sonova Holding AG (Registered)	6	805
Sysmex Corp.	200	13,874
		154,897
Health Care Providers & Services – 0.7%
Anthem, Inc.	130	15,842
Cigna Corp.	126	14,973
Humana, Inc.	44	7,547
Laboratory Corp. of America Holdings*	42	5,264
Orpea	26	2,162
Ramsay Health Care Ltd.	62	3,461
Ryman Healthcare Ltd.	358	2,274
Sonic Healthcare Ltd.	184	2,869
		54,392

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	219

FlexShares® STOXX Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – 2.5%
Accor SA	72	$2,730
Carnival Corp.	198	9,722
Carnival plc	52	2,499
Compass Group plc	658	11,898
Darden Restaurants, Inc.	70	4,535
Elior Group(c)	126	2,825
InterContinental Hotels Group plc	86	3,334
Las Vegas Sands Corp.	106	6,135
Marriott International, Inc., Class A	157	10,786
McDonald’s Corp.	424	47,730
Merlin Entertainments plc(c)	172	968
Restaurant Brands International, Inc.	50	2,224
Royal Caribbean Cruises Ltd.	106	8,148
Sodexo SA	38	4,407
Star Entertainment Grp Ltd. (The)	232	881
Starbucks Corp.	860	45,640
Tabcorp Holdings Ltd.	276	1,016
TUI AG	218	2,760
Whitbread plc	66	2,913
William Hill plc	276	997
Wyndham Worldwide Corp.	50	3,292
Yum! Brands, Inc.	186	16,048
		191,488
Household Durables – 0.7%
Barratt Developments plc	394	2,182
Berkeley Group Holdings plc	32	922
Harman International Industries, Inc.	30	2,391
Mohawk Industries, Inc.*	12	2,212
Newell Brands, Inc.	98	4,706
Nikon Corp.	200	3,020
Panasonic Corp.	1,600	16,703
SEB SA	18	2,645
Sekisui Chemical Co. Ltd.	200	3,150
Sekisui House Ltd.	200	3,305
Sharp Corp.*	2,000	3,445
Steinhoff International Holdings NV	224	1,189
Taylor Wimpey plc	524	906
Whirlpool Corp.	18	2,697
		49,473

Investments	Shares	Value
Household Products – 2.5%
Clorox Co. (The)	26	$3,121
Colgate-Palmolive Co.	304	21,693
Henkel AG & Co. KGaA (Preference)	42	5,382
Kimberly-Clark Corp.	78	8,924
Procter & Gamble Co. (The)	1,256	109,021
Reckitt Benckiser Group plc	290	25,892
Svenska Cellulosa AB SCA, Class B	240	6,808
Unicharm Corp.	400	9,510
		190,351
Independent Power and Renewable Electricity Producers – 0.0%(b)
AES Corp.	228	2,684
Industrial Conglomerates – 3.7%
3M Co.	372	61,492
CK Hutchison Holdings Ltd.	1,000	12,373
General Electric Co.	5,454	158,711
Koninklijke Philips NV	320	9,632
Siemens AG (Registered)	340	38,557
Smiths Group plc	140	2,424
		283,189
Insurance – 2.0%
Admiral Group plc	84	1,966
Aegon NV	388	1,671
Aflac, Inc.	204	14,049
Ageas	60	2,189
Arthur J Gallagher & Co.	64	3,087
Assicurazioni Generali SpA	396	5,109
Aviva plc	832	4,498
AXA SA	602	13,551
Direct Line Insurance Group plc	520	2,197
Great-West Lifeco, Inc.	122	3,067
Hannover Rueck SE	20	2,226
Hartford Financial Services Group, Inc. (The)	96	4,235
Insurance Australia Group Ltd.	1,072	4,495
Legal & General Group plc	1,224	3,129
Loews Corp.	138	5,938
Medibank Pvt Ltd.	1,448	2,843
MetLife, Inc.	160	7,514
NN Group NV	118	3,551
Old Mutual plc	1,554	3,823

See Accompanying Notes to the Financial Statements.

220	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
Power Corp. of Canada	104	$2,232
Power Financial Corp.	90	2,129
Principal Financial Group, Inc.	142	7,753
Prudential plc	516	8,407
RSA Insurance Group plc	330	2,226
Sampo OYJ, Class A	128	5,861
St. James’s Place plc	198	2,284
Standard Life plc	570	2,351
Swiss Life Holding AG (Registered)*	10	2,649
Swiss Re AG	122	11,338
Zurich Insurance Group AG*	54	14,137
		150,505
Internet & Direct Marketing Retail – 1.0%
Amazon.com, Inc.*	76	60,026
Priceline Group, Inc. (The)*	10	14,742
Zalando SE* (c)	26	1,140
		75,908
Internet Software & Services – 2.5%
Akamai Technologies, Inc.*	50	3,473
Alphabet, Inc., Class C*	118	92,576
Facebook, Inc., Class A*	696	91,169
		187,218
IT Services – 2.1%
Accenture plc, Class A	474	55,098
Amadeus IT Group SA	124	5,845
Amdocs Ltd.	72	4,208
Atos SE	36	3,734
Capgemini SA	62	5,130
Cognizant Technology Solutions Corp., Class A*	116	5,957
Fujitsu Ltd.	2,000	11,859
International Business Machines Corp.	320	49,181
Jack Henry & Associates, Inc.	24	1,944
Total System Services, Inc.	82	4,090
Western Union Co. (The)	232	4,656
Xerox Corp.	322	3,146
		154,848

Investments	Shares	Value
Life Sciences Tools & Services – 0.4%
Agilent Technologies, Inc.	136	$5,926
Eurofins Scientific SE	6	2,722
Gerresheimer AG	12	904
Lonza Group AG (Registered)*	18	3,400
Thermo Fisher Scientific, Inc.	132	19,408
		32,360
Machinery – 1.6%
Atlas Copco AB, Class A	220	6,462
CNH Industrial NV	348	2,701
Cummins, Inc.	66	8,436
Deere & Co.	102	9,007
Flowserve Corp.	64	2,711
Fortive Corp.	60	3,063
Hitachi Construction Machinery Co. Ltd.	200	4,181
Illinois Tool Works, Inc.	144	16,354
Ingersoll-Rand plc	112	7,537
Kawasaki Heavy Industries Ltd.	2,000	5,843
KION Group AG	16	965
Komatsu Ltd.	600	13,378
Kone OYJ, Class B	46	2,114
Kubota Corp.	800	12,900
MAN SE	24	2,451
Nabtesco Corp.	200	5,976
NSK Ltd.	200	2,219
Pentair plc	48	2,646
Rotork plc	384	956
SKF AB, Class B	66	1,120
Volvo AB, Class B	560	6,021
Xylem, Inc.	52	2,513
		119,554
Marine – 0.2%
AP Moller – Maersk A/S, Class B	2	3,065
Kawasaki Kisen Kaisha Ltd.	2,000	4,948
Mitsui OSK Lines Ltd.	2,000	5,006
		13,019
Media – 1.5%
Axel Springer SE	64	3,200
Comcast Corp., Class A	422	26,088
JCDecaux SA	34	1,038
Pearson plc	330	3,052

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	221

FlexShares® STOXX Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Media – (continued)
Publicis Groupe SA	32	$2,193
SES SA, FDR	136	3,123
Singapore Press Holdings Ltd.	800	2,138
Sky plc	260	2,597
Technicolor SA (Registered)	148	864
Telenet Group Holding NV*	22	1,176
Walt Disney Co. (The)	692	64,142
WPP plc	276	5,991
		115,602
Metals & Mining – 1.4%
Agnico Eagle Mines Ltd.	80	4,066
Alcoa, Inc.	151	4,337
Alumina Ltd.	996	1,198
Anglo American plc*	242	3,342
ArcelorMittal*	536	3,606
BHP Billiton Ltd.	1,302	22,857
BHP Billiton plc	690	10,400
BlueScope Steel Ltd.	164	973
Boliden AB	64	1,485
Glencore plc*	3,906	11,922
Mitsubishi Materials Corp.	200	5,738
Norsk Hydro ASA	572	2,561
Randgold Resources Ltd.	30	2,652
Rio Tinto Ltd.	208	8,575
Rio Tinto plc	420	14,560
South32 Ltd.	1,742	3,407
Teck Resources Ltd., Class B	118	2,550
thyssenkrupp AG	182	4,208
		108,437
Mortgage Real Estate Investment Trusts (REITs) – 0.0%(b)
Annaly Capital Management, Inc.	210	2,176
Multiline Retail – 0.5%
Canadian Tire Corp. Ltd., Class A	34	3,308
Dollar General Corp.	56	3,869
Kohl’s Corp.	78	3,412
Macy’s, Inc.	56	2,043
Marks & Spencer Group plc	344	1,430
Next plc	46	2,705
Nordstrom, Inc.	54	2,808

Investments	Shares	Value
Multiline Retail – (continued)
Target Corp.	290	$19,932
		39,507
Multi-Utilities – 0.6%
AGL Energy Ltd.	330	4,816
CenterPoint Energy, Inc.	300	6,840
DUET Group	1,124	2,035
E.ON SE	716	5,237
Engie SA	388	5,587
National Grid plc	1,006	13,080
RWE AG*	142	2,251
Suez	134	2,119
Veolia Environnement SA	266	5,797
		47,762
Oil, Gas & Consumable Fuels – 3.8%
BP plc	3,482	20,563
Canadian Natural Resources Ltd.	760	24,140
Devon Energy Corp.	110	4,168
Enbridge, Inc.	422	18,237
Eni SpA	484	7,009
Exxon Mobil Corp.	1,240	103,317
Hess Corp.	50	2,398
Inpex Corp.	600	5,627
JX Holdings, Inc.	1,600	6,332
Neste OYJ	60	2,587
Newfield Exploration Co.*	82	3,328
Oil Search Ltd.	48	243
OMV AG	76	2,372
Repsol SA	266	3,722
Royal Dutch Shell plc, Class A	1,604	39,931
Santos Ltd.	778	2,114
Spectra Energy Corp.	202	8,446
Statoil ASA	154	2,527
TOTAL SA	410	19,650
Woodside Petroleum Ltd.	340	7,340
		284,051
Paper & Forest Products – 0.1%
Mondi plc	116	2,260
Stora Enso OYJ, Class R	258	2,436
UPM-Kymmene OYJ	140	3,254
		7,950

See Accompanying Notes to the Financial Statements.

222	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Personal Products – 0.9%
Beiersdorf AG	8	$703
Estee Lauder Cos., Inc. (The), Class A	8	697
L’Oreal SA	72	12,869
Shiseido Co. Ltd.	400	10,308
Unilever NV, CVA	496	20,759
Unilever plc	546	22,785
		68,121
Pharmaceuticals – 6.9%
AstraZeneca plc	430	24,086
Bayer AG (Registered)	250	24,744
Daiichi Sankyo Co. Ltd.	600	14,423
Eli Lilly & Co.	478	35,296
GlaxoSmithKline plc	1,394	27,546
H Lundbeck A/S*	32	1,030
Hikma Pharmaceuticals plc	90	1,927
Ipsen SA	16	1,104
Merck & Co., Inc.	1,386	81,386
Merck KGaA	38	3,902
Novartis AG (Registered)	910	64,783
Novo Nordisk A/S, Class B	522	18,646
Orion OYJ, Class B	50	2,126
Perrigo Co. plc	54	4,492
Pfizer, Inc.	2,934	93,037
Roche Holding AG	242	55,673
Sanofi	390	30,337
Takeda Pharmaceutical Co. Ltd.	600	26,835
Zoetis, Inc.	156	7,457
		518,830
Professional Services – 0.3%
Adecco Group AG (Registered)	56	3,333
Bureau Veritas SA	108	2,037
Capita plc	166	1,188
IHS Markit Ltd.*	94	3,458
Randstad Holding NV	50	2,571
RELX NV	224	3,775
RELX plc	394	7,028
Teleperformance	24	2,533
		25,923

Investments	Shares	Value
Real Estate Management & Development – 0.3%
CapitaLand Ltd.	600	$1,332
CBRE Group, Inc., Class A*	144	3,710
Daiwa House Industry Co. Ltd.	400	10,985
Hulic Co. Ltd.	400	3,810
Tokyu Fudosan Holdings Corp.	400	2,257
Vonovia SE	62	2,181
		24,275
Road & Rail – 0.5%
Aurizon Holdings Ltd.	578	2,146
Canadian National Railway Co.	278	17,490
DSV A/S	72	3,484
MTR Corp. Ltd.	1,000	5,539
Nippon Express Co. Ltd.	2,000	9,878
		38,537
Semiconductors & Semiconductor Equipment – 2.4%
Analog Devices, Inc.	106	6,795
Infineon Technologies AG	490	8,785
Intel Corp.	2,814	98,124
KLA-Tencor Corp.	44	3,305
Microchip Technology, Inc.	56	3,391
NVIDIA Corp.	146	10,389
Skyworks Solutions, Inc.	50	3,847
STMicroelectronics NV	354	3,376
Texas Instruments, Inc.	484	34,291
Xilinx, Inc.	134	6,817
		179,120
Software – 4.8%
Adobe Systems, Inc.*	196	21,072
Autodesk, Inc.*	82	5,927
CA, Inc.	64	1,968
Check Point Software Technologies Ltd.*	36	3,044
Constellation Software, Inc.	6	2,813
Dassault Systemes	52	4,112
Intuit, Inc.	66	7,177
Micro Focus International plc	64	1,673
Microsoft Corp.	4,622	276,950
Mobileye NV*	34	1,264
SAP SE	340	29,906
Splunk, Inc.*	38	2,287

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	223

FlexShares® STOXX Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Software – (continued)
Temenos Group AG (Registered)*	16	$1,033
Workday, Inc., Class A*	32	2,774
		362,000
Specialty Retail – 1.2%
AutoZone, Inc.*	4	2,969
Best Buy Co., Inc.	130	5,058
Dixons Carphone plc	510	1,960
Dufry AG (Registered)*	16	1,948
Foot Locker, Inc.	52	3,472
Gap, Inc. (The)	128	3,532
Hennes & Mauritz AB, Class B	146	4,112
Industria de Diseno Textil SA	176	6,144
Kingfisher plc	606	2,673
Lowe’s Cos., Inc.	300	19,995
Signet Jewelers Ltd.	24	1,950
Staples, Inc.	236	1,746
Tiffany & Co.	70	5,139
TJX Cos., Inc. (The)	280	20,650
Ulta Salon Cosmetics & Fragrance, Inc.*	26	6,327
		87,675
Technology Hardware, Storage & Peripherals – 5.7%
Apple, Inc.	3,192	362,420
Brother Industries Ltd.	200	3,673
Canon, Inc.	600	17,226
Hewlett Packard Enterprise Co.	798	17,931
HP, Inc.	830	12,027
Konica Minolta, Inc.	200	1,791
Seagate Technology plc	130	4,460
Seiko Epson Corp.	400	8,119
		427,647
Textiles, Apparel & Luxury Goods – 1.2%
adidas AG	96	15,722
Asics Corp.	200	4,267
Burberry Group plc	178	3,205
Christian Dior SE	18	3,468
Cie Financiere Richemont SA (Registered)	124	7,981
Gildan Activewear, Inc.	124	3,187
Hanesbrands, Inc.	100	2,570

Investments	Shares	Value
Textiles, Apparel & Luxury Goods – (continued)
Hermes International	6	$2,428
HUGO BOSS AG	40	2,509
Kering	24	5,316
Luxottica Group SpA	62	3,082
LVMH Moet Hennessy Louis Vuitton SE	78	14,155
Michael Kors Holdings Ltd.*	78	3,961
NIKE, Inc., Class B	200	10,036
Pandora A/S	26	3,379
PVH Corp.	22	2,354
		87,620
Tobacco – 2.0%
Altria Group, Inc.	522	34,515
British American Tobacco plc	524	30,014
Imperial Brands plc	120	5,795
Japan Tobacco, Inc.	1,000	38,007
Philip Morris International, Inc.	450	43,398
		151,729
Trading Companies & Distributors – 0.8%
Brenntag AG	44	2,349
Bunzl plc	150	4,027
Fastenal Co.	54	2,105
ITOCHU Corp.	600	7,585
Mitsui & Co. Ltd.	1,800	24,974
Rexel SA	174	2,410
Sumitomo Corp.	1,000	11,510
Toyota Tsusho Corp.	200	4,726
Travis Perkins plc	108	1,757
Wolseley plc	8	415
		61,858
Transportation Infrastructure – 0.2%
Abertis Infraestructuras SA	116	1,720
Aena SA(c)	16	2,346
Aeroports de Paris	22	2,219
Atlantia SpA	4	98
Fraport AG Frankfurt Airport Services Worldwide	18	1,067
Groupe Eurotunnel SE (Registered)	204	1,907
Sydney Airport	610	2,906
Transurban Group	638	5,044
		17,307

See Accompanying Notes to the Financial Statements.

224	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Water Utilities – 0.1%
American Water Works Co., Inc.	106	$7,848
Severn Trent plc	100	2,843
		10,691
Wireless Telecommunication Services – 0.3%
Freenet AG	34	973
Vodafone Group plc	9,006	24,718
		25,691
Total Common Stocks (Cost $7,404,148)		7,493,502

CLOSED END FUND – 0.0%(b)
Chemicals – 0.0%(b)
BB Biotech AG (Registered) (Cost $999)	20	949
	No. of Rights
RIGHTS – 0.0%(b)
Banks – 0.0%(b)
Banco Santander SA, expiring 11/1/2016*	3,880	217
Construction & Engineering – 0.0%(b)
Ferrovial SA, expiring 11/14/2016, price 1.00 EUR*	114	49
Total Rights (Cost $250)		266
Total Investments – 99.2% (Cost $7,405,397)		7,494,717
Other Assets Less Liabilities – 0.8%		57,187
NET ASSETS – 100.0%		$7,551,904
*	Non-income producing security.

(a)

Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016 amounted to $41, which represents approximately 0.00% of net assets of the Fund.

(b)	Represents less than 0.05% of net assets.

(c)

Securities exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

EUR – Euro

FDR – Fiduciary Depositary Receipt

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$346,218
Aggregate gross unrealized depreciation	(258,373)
Net unrealized appreciation	$87,845
Federal income tax cost of investments	$7,406,872

Futures Contracts

FlexShares® STOXX Global ESG Impact Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
EURO STOXX 50® Index Futures Contract	1	12/16/2016	$33,467	$31

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	225

FlexShares® STOXX Global ESG Impact Index Fund (cont.)

FlexShares® STOXX Global ESG Impact Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2016:

Australia	3.9%
Austria	0.1
Belgium	0.5
Canada	2.3
Denmark	0.6
Finland	0.4
France	4.6
Germany	4.3
Hong Kong	0.6
Ireland	0.1
Italy	0.7
Japan	9.9
Luxembourg	0.1
Netherlands	1.1
New Zealand	0.1
Norway	0.2
Portugal	0.0 †
Singapore	0.2
Spain	1.0
Sweden	1.0
Switzerland	4.2
United Kingdom	7.8
United States	55.5
Other[1]	0.8
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

226	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 99.6%
Building Products – 0.1%
Universal Forest Products, Inc.(a)	45,320	$3,897,067
Chemicals – 14.9%
Agrium, Inc.	397,580	36,526,040
CF Industries Holdings, Inc.(a)	774,560	18,597,186
Incitec Pivot Ltd.	4,803,920	10,783,851
Israel Chemicals Ltd.	1,781,900	6,337,583
K+S AG (Registered)(a)	525,300	10,612,618
Monsanto Co.	1,200,980	121,022,755
Mosaic Co. (The)(a)	1,048,540	24,672,146
Nufarm Ltd.	570,620	3,847,129
Potash Corp. of Saskatchewan, Inc.	2,748,040	44,719,084
Scotts Miracle-Gro Co. (The), Class A(a)	127,720	11,250,855
Syngenta AG (Registered)	241,020	96,417,749
Tessenderlo Chemie NV*	100,940	3,361,560
UPL Ltd.	1,015,740	10,588,340
Uralkali PJSC*	1,493,055	3,911,374
Yara International ASA	486,160	17,204,094
		419,852,364
Diversified Financial Services – 0.1%
Metro Pacific Investments Corp.	21,836,000	3,246,821
Electric Utilities – 0.0%(b)
Korea District Heating Corp.	6,180	372,663
Equity Real Estate Investment Trusts (REITs) – 1.9%
Rayonier, Inc.(a)	261,620	7,016,649
Weyerhaeuser Co.	1,584,140	47,413,310
		54,429,959
Food Products – 9.7%
Archer-Daniels-Midland Co.	2,235,100	97,383,307
Bunge Ltd.	467,620	28,997,116
Charoen Pokphand Foods PCL, NVDR	10,094,000	9,085,249

Investments	Shares	Value
Food Products – (continued)
Charoen Pokphand Indonesia Tbk. PT	18,540,000	$5,257,357
CJ CheilJedang Corp.	26,780	8,179,690
Fresh Del Monte Produce, Inc.(a)	105,060	6,340,372
Golden Agri-Resources Ltd.(a)	23,278,000	6,438,703
GrainCorp Ltd., Class A	570,620	3,647,392
IOI Corp. Bhd.	8,240,000	8,839,094
Kuala Lumpur Kepong Bhd.	1,236,000	7,059,490
Marine Harvest ASA*	982,620	17,850,770
PPB Group Bhd.	1,442,000	5,541,130
Tyson Foods, Inc., Class A(a)	723,060	51,228,801
Wilmar International Ltd.(a)	7,622,000	18,125,454
		273,973,925
Household Durables – 0.1%
Sumitomo Forestry Co. Ltd.	275,100	3,832,577
Metals & Mining – 38.2%
Agnico Eagle Mines Ltd.	503,576	25,594,937
Alcoa, Inc.	1,019,645	29,284,205
Anglo American plc*	5,393,080	74,469,691
AngloGold Ashanti Ltd.*	1,233,940	16,533,377
Antofagasta plc(a)	1,032,060	6,842,028
Barrick Gold Corp.	2,709,874	47,717,237
BHP Billiton Ltd.	9,342,100	164,001,647
Boliden AB	698,340	16,201,581
First Quantum Minerals Ltd.	2,276,300	21,637,800
Franco-Nevada Corp.	391,534	25,646,536
Freeport-McMoRan, Inc.*	4,416,640	49,378,035
Glencore plc*	37,531,140	114,554,419
Goldcorp, Inc.	2,070,872	31,474,473
Grupo Mexico SAB de CV, Series B	11,330,000	28,054,664
KGHM Polska Miedz SA	498,520	9,003,087
Korea Zinc Co. Ltd.	35,020	13,925,366
Mitsubishi Materials Corp.	280,900	8,059,319
MMC Norilsk Nickel PJSC, ADR	1,740,700	26,249,756
Newcrest Mining Ltd.	1,794,260	30,802,118
Newmont Mining Corp.	1,203,040	44,560,602

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	227

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Norsk Hydro ASA	3,048,800	$13,652,529
Randgold Resources Ltd.	226,600	20,029,890
Rio Tinto plc	3,456,680	119,834,297
Royal Gold, Inc.(a)	191,580	13,184,536
Silver Wheaton Corp.	965,794	23,290,029
South32 Ltd.	16,854,920	32,962,180
Southern Copper Corp.	463,500	13,158,765
Sumitomo Metal Mining Co. Ltd.	1,287,031	16,650,508
Vale SA (Preference)*	6,180,000	40,369,064
		1,077,122,676
Multi-Utilities – 1.0%
Suez	601,520	9,511,646
Veolia Environnement SA	811,640	17,687,629
		27,199,275
Oil, Gas & Consumable Fuels – 27.0%
Anadarko Petroleum Corp.	331,660	19,713,870
Apache Corp.(a)	197,760	11,762,765
BP plc	10,258,711	60,582,748
California Resources Corp.* (a)	4,120	42,271
Cameco Corp.(a)	1,083,560	8,351,557
Canadian Natural Resources Ltd.	582,980	18,517,037
Cenovus Energy, Inc.	444,960	6,424,157
Chevron Corp.	972,320	101,850,520
China Petroleum & Chemical Corp., Class H	16,480,000	12,006,938
CNOOC Ltd.	8,240,000	10,487,476
Concho Resources, Inc.*	74,160	9,413,870
ConocoPhillips	673,620	29,268,789
Devon Energy Corp.	226,600	8,585,874
Eni SpA	1,448,180	20,970,808
EOG Resources, Inc.	304,880	27,567,250
Exxon Mobil Corp.	1,534,700	127,871,204
Gazprom PJSC, ADR	3,081,249	13,310,996
Gazprom PJSC, ADR, OTC	155,011	671,198
Hess Corp.	129,780	6,225,547
LUKOIL PJSC, ADR	241,020	11,749,725
Noble Energy, Inc.	230,720	7,952,918

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
Occidental Petroleum Corp.	422,300	$30,789,893
PetroChina Co. Ltd., Class H	12,360,000	8,511,112
Pioneer Natural Resources Co.	72,100	12,907,342
PrairieSky Royalty Ltd.(a)	12,360	269,010
Repsol SA	522,951	7,317,650
Royal Dutch Shell plc, Class A	3,073,520	76,493,907
Sasol Ltd.	325,480	9,038,844
Statoil ASA(a)	592,408	9,720,963
Suncor Energy, Inc.	824,000	24,746,129
TOTAL SA	1,248,253	59,823,604
Woodside Petroleum Ltd.	370,800	8,004,886
		760,950,858
Paper & Forest Products – 2.1%
Boise Cascade Co.*	92,700	1,784,475
Canfor Corp.* (a)	168,920	1,875,419
Century Plyboards India Ltd.	110,808	414,784
Dongwha Enterprise Co. Ltd.*	26,780	816,799
Duratex SA	618,000	1,682,695
Interfor Corp.* (a)	150,380	1,684,166
Mondi plc	873,440	17,019,471
Stella-Jones, Inc.	92,700	3,292,311
UPM-Kymmene OYJ(a)	1,137,120	26,426,032
West Fraser Timber Co. Ltd.	140,080	4,799,458
		59,795,610
Trading Companies & Distributors – 1.5%
Marubeni Corp.	5,150,000	27,086,692
Mitsui & Co. Ltd.	1,030,000	14,290,717
		41,377,409
Water Utilities – 3.0%
Aguas Andinas SA, Class A	5,214,142	3,437,334
American States Water Co.(a)	59,740	2,388,405
American Water Works Co., Inc.	302,820	22,420,793
Aqua America, Inc.(a)	284,280	8,727,396
China Water Affairs Group Ltd.	1,166,334	848,259

See Accompanying Notes to the Financial Statements.

228	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Water Utilities – (continued)
Cia de Saneamento Basico do Estado de Sao Paulo	54,018	$575,013
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	378,662	3,983,524
Guangdong Investment Ltd.	4,839,576	7,314,111
Pennon Group plc	688,040	7,010,034
Severn Trent plc	428,480	12,178,495
TTW PCL, NVDR	2,678,000	803,457
United Utilities Group plc	1,225,700	14,066,697
		83,753,518
Total Common Stocks (Cost $3,146,777,119)		2,809,804,722
	Principal Amount
SECURITIES LENDING REINVESTMENTS(c) – 4.8%
CERTIFICATES OF DEPOSIT – 2.2%
BNP Paribas SA, New York
0.98%, 12/1/2016	$2,000,000	2,000,000
Chiba Bank Ltd. (The), New York Branch
0.89%, 12/2/2016	1,000,000	1,000,000
Credit Industriel et Commercial, New York
1.18%, 3/1/2017	1,000,000	999,898
Credit Suisse AG, New York
0.90%, 11/2/2016	3,000,000	3,000,000
DZ Bank AG, New York
0.90%, 11/18/2016	4,500,000	4,500,000
KBC Bank NV, Brussels
1.00%, 12/27/2016	4,000,000	3,993,794
Landesbank Hessen-Thueringen Girozentrale, London
0.60%, 11/14/2016	5,000,000	5,000,000
Landesbank Hessen-Thueringen, New York
0.55%, 11/14/2016	1,250,000	1,249,981
Mitsubishi UFJ Trust & Banking Corp., New York
0.93%, 11/7/2016	6,000,000	6,000,000

Investments	Principal Amount	Value
CERTIFICATES OF DEPOSIT – (continued)
Mizuho Bank Ltd., New York
1.18%, 1/13/2017	$1,000,000	$1,000,486
Mizuho Corporate Bank Ltd., New York
0.90%, 1/13/2017	5,500,000	5,500,908
National Bank of Canada, New York
0.93%, 1/3/2017	2,000,000	1,999,892
Norinchukin Bank, New York
0.90%, 11/15/2016	750,000	750,000
Oversea-Chinese Banking Corp Ltd., New York
0.73%, 12/5/2016	5,000,000	5,000,000
Standard Chartered Bank, New York
0.90%, 11/14/2016	3,500,000	3,500,000
0.92%, 12/16/2016	2,500,000	2,500,000
State Street Bank & Trust Co.
0.87%, 11/23/2016	3,000,000	3,000,000
Sumitomo Mitsui Banking Corp., New York
0.92%, 11/22/2016	5,000,000	5,000,000
1.22%, 5/31/2017	1,000,000	1,000,367
Sumitomo Mitsui Trust Bank Ltd., New York
1.27%, 3/6/2017	2,000,000	2,000,626
1.22%, 4/10/2017	3,000,000	3,000,531
UBS AG, Stamford
1.08%, 1/13/2017	1,000,000	999,937
Total Certificates of Deposit (Cost $62,993,993)		62,996,420

COMMERCIAL PAPER – 0.4%
Caisse Centrale Desjardins
0.40%, 11/1/2016	6,000,000	6,000,000
KFW
0.84%, 1/27/2017	4,000,000	3,991,572
Toyota Motor Credit Corp.
0.85%, 11/14/2016	3,000,000	3,000,000
Total Commercial Paper (Cost $12,991,880)		12,991,572

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	229

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(c) – (continued)
MASTER DEMAND NOTE – 0.2%
Natixis Financial Products LLC
0.66%, 11/1/2016 (Cost $5,000,000)	$5,000,000	$5,000,000

REPURCHASE AGREEMENTS – 2.0%
Citigroup Global Markets, Inc., 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $17,345,040, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 0.46% – 3.15%, maturing 7/27/2017 –11/25/2025; U.S. Treasury Securities, ranging from 0.00% –2.38%, maturing 1/15/2017 –2/15/2045; total market value $17,691,776	17,344,876	17,344,876
Deutsche Bank AG, London Branch, 0.80%, dated 10/31/2016, due 11/1/2016, repurchase price $15,700,349, collateralized by various Common Stocks; total market value $17,435,252	15,700,000	15,700,000
Mizuho Securities USA, Inc., 0.33%, dated 10/31/2016, due 11/1/2016, repurchase price $6,000,055, collateralized by various U.S. Treasury Securities, ranging from 0.50% – 1.63%, maturing 11/30/2016 – 4/30/2023; total market value $6,120,001	6,000,000	6,000,000

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
Morgan Stanley, 0.81%, dated 10/31/2016, due 12/7/2016, repurchase price $6,004,995, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 2.63%, maturing 6/30/2017 – 9/30/2021; Common Stocks; total market value $6,259,971	$6,000,000	$6,000,000
Societe Generale, New York Branch, 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $10,000,094, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 3.00% – 7.50%, maturing 9/20/2023 –4/20/2066; U.S. Treasury Securities, ranging from 0.00% –7.88%, maturing 10/15/2017 –11/15/2044; total market value $10,200,000	10,000,000	10,000,000
Total Repurchase Agreements (Cost $55,044,876)		55,044,876

TIME DEPOSIT – 0.0%(b)
Shinkin Central Bank
1.35%, 1/17/2017 (Cost $1,000,000)	1,000,000	1,000,000
Total Securities Lending Reinvestments (Cost $137,030,749)		137,032,868
Total Investments – 104.4% (Cost $3,283,807,868)		2,946,837,590
Liabilities Less Other Assets – (4.4%)		(124,825,169)
NET ASSETS – 100.0%		$2,822,012,421

*	Non-income producing security.

See Accompanying Notes to the Financial Statements.

230	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

(a)

The security or a portion of this security is on loan at 10/31/2016. The total value of securities on loan at 10/31/2016 was $164,147,128, collateralized in the form of cash with a value of $137,025,401 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $4,060,749 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.00%, and maturity dates ranging from 11/3/2016 – 5/15/2046 and $28,712,670 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% –8.50%, and maturity dates ranging from 11/3/2016 – 5/25/2066; a total value of $169,798,820.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at 10/31/2016. The total value of securities purchased was $137,032,868.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$127,520,912
Aggregate gross unrealized depreciation	(468,639,003)
Net unrealized depreciation	$(341,118,091)
Federal income tax cost of investments	$3,287,955,681

Futures Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500® Index Futures Contracts	6	12/16/2016	$636,030	$(5,526)
EURO STOXX 50® Index Futures Contracts	2	12/16/2016	66,934	460
FTSE 100® Index Futures Contracts	34	12/16/2016	2,876,269	93,203
FTSE/JSE Top 40 Index Futures Contracts	14	12/15/2016	459,921	(16,682)
Mini MSCI Emerging Markets Index Futures Contracts	26	12/16/2016	1,174,550	(13,306)
Russell 2000® Mini Index Futures Contracts	5	12/16/2016	595,650	(17,567)
S&P Toronto Stock Exchange 60® Index Futures Contracts	40	12/15/2016	5,172,169	93,175
SPI 200® Index Futures Contracts	15	12/15/2016	1,509,535	12,912
				$146,669

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	231

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following outstanding contracts as of October 31, 2016:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation (Depreciation)
AUD	1,038,462	Citibank NA	USD	783,292	12/21/2016	$5,927
CAD	1,798,651	Bank of Montreal	USD	1,368,379	12/21/2016	(25,837)
EUR	375,319	Bank of Montreal	USD	421,338	12/21/2016	(8,966)
GBP	692,906	Bank of Montreal	USD	900,000	12/21/2016	(53,008)
GBP	387,051	JPMorgan Chase Bank	USD	507,156	12/21/2016	(34,034)
JPY	120,599,150	Bank of New York	USD	1,179,108	12/21/2016	(29,057)
RUB	32,131,465	Toronto-Dominion Bank (The)	USD	483,617	12/21/2016	17,247
USD	450,000	JPMorgan Chase Bank	AUD	589,305	12/21/2016	2,135
USD	1,200,000	Toronto-Dominion Bank (The)	CAD	1,584,966	12/21/2016	16,956
USD	1,601,467	Morgan Stanley	CHF	1,560,732	12/21/2016	18,573
USD	450,000	Toronto-Dominion Bank (The)	EUR	400,136	12/21/2016	10,360
USD	303,917	Bank of New York	HKD	2,356,252	12/21/2016	(26)
USD	395,304	Citibank NA	KRW	444,642,000	12/21/2016	6,788
						$(72,942)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

KRW – Korean Won

RUB – Russian Ruble

USD – US Dollar

See Accompanying Notes to the Financial Statements.

232	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

FlexShares® Morningstar Global Upstream Natural Resources Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2016:

Australia	9.0%
Belgium	0.1
Brazil	1.6
Canada	11.6
Chile	0.1
China	1.4
Finland	0.9
France	3.1
Germany	0.4
India	0.4
Indonesia	0.2
Israel	0.2
Italy	0.7
Japan	2.5
Malaysia	0.8
Mexico	1.0
Norway	2.1
Philippines	0.1
Poland	0.3
Russia	2.0
Singapore	0.9
South Africa	0.9
South Korea	0.8
Spain	0.3
Sweden	0.6
Switzerland	3.4
Thailand	0.3
United Kingdom	18.5
United States	35.4
Other[1]	0.4
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	233

Schedule of Investments

FlexShares® STOXX® Global Broad Infrastructure Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 99.4%
Air Freight & Logistics – 3.3%
bpost SA	50,204	$1,333,740
CTT-Correios de Portugal SA	72,688	480,394
Deutsche Post AG (Registered)	482,944	14,945,053
Oesterreichische Post AG*	16,324	562,867
PostNL NV*	209,748	986,841
Royal Mail plc	504,812	3,026,156
Singapore Post Ltd.(a)	708,400	814,311
		22,149,362
Commercial Services & Supplies – 2.9%
China Everbright International Ltd.(a)	1,232,000	1,477,475
Clean Harbors, Inc.*	10,164	480,960
Cleanaway Co. Ltd.	40,000	212,945
Cleanaway Waste Management Ltd.	809,424	714,480
Daiseki Co. Ltd.	22,400	460,001
Republic Services, Inc.	44,968	2,366,666
Shanghai Youngsun Investment Co. Ltd., Class B*	57,800	158,777
Stericycle, Inc.* (a)	15,708	1,258,054
Waste Connections, Inc.	88,704	6,662,149
Waste Management, Inc.	84,084	5,520,955
		19,312,462
Construction & Engineering – 0.1%
Fomento de Construcciones y Contratas SA*	37,576	324,584
Diversified Financial Services – 0.2%
Metro Pacific Investments Corp.	6,837,600	1,016,691
Diversified Telecommunication Services – 16.2%
AT&T, Inc.	852,544	31,365,094
BCE, Inc.	121,352	5,517,770
BT Group plc	1,222,144	5,609,608
Cellnex Telecom SA(b)	22,176	363,668
CenturyLink, Inc.(a)	75,768	2,013,913
Chunghwa Telecom Co. Ltd.	640,304	2,191,328
Deutsche Telekom AG (Registered)	443,828	7,222,453

Investments	Shares	Value
Diversified Telecommunication Services – (continued)
Infrastrutture Wireless Italiane SpA(b)	33,880	$160,070
Koninklijke KPN NV	459,536	1,496,622
Level 3 Communications, Inc.* (a)	36,652	2,058,010
Nippon Telegraph & Telephone Corp.	189,900	8,421,126
SBA Communications Corp., Class A* (a)	17,864	2,023,634
Telefonica SA	616,616	6,259,153
Telstra Corp. Ltd.	1,703,240	6,454,480
Verizon Communications, Inc.	571,032	27,466,639
		108,623,568
Electric Utilities – 14.0%
American Electric Power Co., Inc.	93,016	6,031,157
Duke Energy Corp.	130,592	10,449,972
Edison International	61,600	4,526,368
Enel SpA	2,180,024	9,367,790
Exelon Corp.(a)	175,252	5,970,836
Iberdrola SA	1,612,072	10,972,255
Korea Electric Power Corp.	147,224	6,336,711
NextEra Energy, Inc.	87,472	11,196,416
PG&E Corp.	94,248	5,854,686
PPL Corp.(a)	127,512	4,378,762
Southern Co. (The)	179,256	9,244,232
SSE plc	283,976	5,516,097
Xcel Energy, Inc.(a)	96,096	3,992,789
		93,838,071
Equity Real Estate Investment Trusts (REITs) – 2.6%
American Tower Corp.	59,752	7,002,337
Corrections Corp. of America	20,020	289,289
Crown Castle International Corp.(a)	47,124	4,287,813
Digital Realty Trust, Inc.	20,636	1,928,021
DuPont Fabros Technology, Inc.(a)	10,164	414,793
Equinix, Inc.(a)	9,548	3,411,309
GEO Group, Inc. (The)(a)	12,936	309,947
Keppel DC REIT(a)	92,400	82,648
		17,726,157

See Accompanying Notes to the Financial Statements.

234	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Gas Utilities – 1.3%
APA Group	275,352	$1,667,852
Enagas SA	63,756	1,827,606
Korea Gas Corp.	13,860	561,425
Petronas Gas Bhd.	184,800	969,154
Snam SpA	687,764	3,620,357
		8,646,394
Health Care Providers & Services – 3.5%
Bangkok Dusit Medical Services PCL, NVDR	5,451,600	3,551,582
Bumrungrad Hospital PCL, NVDR	184,800	966,309
Community Health Systems, Inc.* (a)	18,480	97,574
HCA Holdings, Inc.* (a)	58,212	4,454,964
Healthscope Ltd.	881,804	1,482,929
HealthSouth Corp.(a)	17,864	717,240
IHH Healthcare Bhd.	1,601,600	2,443,442
Life Healthcare Group Holdings Ltd.(a)	450,912	1,203,993
LifePoint Health, Inc.* (a)	8,008	479,279
Netcare Ltd.(a)	622,468	1,598,818
Ramsay Health Care Ltd.	69,300	3,868,554
RHOEN-KLINIKUM AG	17,248	479,394
Tenet Healthcare Corp.* (a)	17,248	339,958
Universal Health Services, Inc., Class B	16,940	2,044,827
		23,728,863
Industrial Conglomerates – 0.1%
Beijing Enterprises Holdings Ltd.	154,000	770,511
Media – 5.2%
Charter Communications, Inc., Class A*	27,104	6,773,019
Comcast Corp., Class A	339,108	20,963,657
DISH Network Corp., Class A*	31,416	1,839,721
Liberty Global plc, Series C*	91,168	2,899,142
Liberty Media Corp-Liberty Media, Class C* (a)	7,084	194,172
SES SA, FDR	52,360	1,202,468
Sirius XM Holdings, Inc.* (a)	259,952	1,084,000
		34,956,179

Investments	Shares	Value
Multi-Utilities – 8.2%
Consolidated Edison, Inc.(a)	58,212	$4,397,916
Dominion Resources, Inc.(a)	116,732	8,778,246
E.ON SE	562,408	4,113,366
Engie SA(a)	460,152	6,625,539
National Grid plc	1,100,176	14,305,132
Public Service Enterprise Group, Inc.	95,172	4,004,838
Sempra Energy	44,660	4,783,086
Suez	162,932	2,576,392
Veolia Environnement SA	259,336	5,651,568
		55,236,083
Oil, Gas & Consumable Fuels – 7.6%
Enbridge, Inc.	263,340	11,380,453
Inter Pipeline Ltd.	95,480	1,981,197
Keyera Corp.	51,436	1,545,095
Kinder Morgan, Inc.	375,452	7,670,484
Koninklijke Vopak NV	18,788	947,492
ONEOK, Inc.(a)	39,732	1,924,221
Pembina Pipeline Corp.	110,536	3,398,760
Plains GP Holdings LP, Class A	51,744	649,905
Polskie Gornictwo Naftowe i Gazownictwo SA	498,960	636,401
Spectra Energy Corp.	133,056	5,563,071
TransCanada Corp.	223,916	10,144,510
Veresen, Inc.(a)	86,548	784,598
Williams Cos., Inc. (The)	141,988	4,146,050
		50,772,237
Road & Rail – 17.9%
Aurizon Holdings Ltd.	1,035,188	3,844,104
Canadian National Railway Co.(a)	342,188	21,528,291
Canadian Pacific Railway Ltd.	77,000	11,015,840
Central Japan Railway Co.	103,700	17,629,543
CSX Corp.(a)	182,336	5,563,071
East Japan Railway Co.	195,800	17,248,138
Hankyu Hanshin Holdings, Inc.	128,500	4,255,412
Kansas City Southern	20,636	1,811,016
Keikyu Corp.	255,000	2,569,777
Keisei Electric Railway Co. Ltd.	85,900	2,073,829
MTR Corp. Ltd.(a)	735,310	4,072,492
Norfolk Southern Corp.	56,364	5,241,852

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	235

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Road & Rail – (continued)
Tobu Railway Co. Ltd.	536,000	$2,631,927
Union Pacific Corp.	159,852	14,095,749
West Japan Railway Co.	97,800	6,023,330
		119,604,371
Transportation Infrastructure – 8.0%
Abertis Infraestructuras SA(a)	298,144	4,420,314
Aena SA(b)	36,960	5,418,955
Aeroports de Paris(a)	16,940	1,708,592
Airports of Thailand PCL, NVDR	215,600	2,347,128
Atlantia SpA	234,388	5,732,245
Auckland International Airport Ltd.	466,620	2,199,873
CCR SA	462,000	2,536,305
China Merchants Port Holdings Co. Ltd.(a)	616,925	1,599,024
COSCO SHIPPING Ports Ltd.(a)	803,147	797,466
Flughafen Zuerich AG (Registered)	9,548	1,757,241
Groupe Eurotunnel SE (Registered)	234,388	2,191,922
Grupo Aeroportuario del Pacifico SAB de CV, Class B	184,800	1,795,088
International Container Terminal Services, Inc.	831,600	1,336,124
Japan Airport Terminal Co. Ltd.(a)	38,100	1,462,944
Jiangsu Expressway Co. Ltd., Class H	616,000	838,825
Macquarie Atlas Roads Group	223,916	804,236
Promotora y Operadora de Infraestructura SAB de CV	107,800	1,211,120
Shenzhen International Holdings Ltd.	480,632	743,739
Sydney Airport	1,120,812	5,339,040
Transurban Group	1,027,180	8,121,163
Westports Holdings Bhd.	585,200	615,192
Westshore Terminals Investment Corp.	28,644	552,897
		53,529,433

Investments	Shares	Value
Water Utilities – 3.0%
Aguas Andinas SA, Class A	1,477,168	$973,798
American Water Works Co., Inc.(a)	33,264	2,462,867
Aqua America, Inc.(a)	32,340	992,838
Beijing Enterprises Water Group Ltd.(a)	2,464,000	1,788,857
Cia de Saneamento Basico do Estado de Sao Paulo	184,800	1,967,168
Guangdong Investment Ltd.	1,434,000	2,167,222
Pennon Group plc	208,208	2,121,309
Severn Trent plc	121,044	3,440,379
United Utilities Group plc(a)	344,036	3,948,315
		19,862,753
Wireless Telecommunication Services – 5.3%
China Mobile Ltd.	783,500	8,976,831
KDDI Corp.	257,100	7,809,518
SoftBank Group Corp.	135,300	8,500,267
Vodafone Group plc	3,716,944	10,201,462
		35,488,078
Total Common Stocks (Cost $650,863,406)		665,585,797
	No. of Rights
RIGHT – 0.0%(c)
Equity Real Estate Investment Trusts (REITs) – 0.0%(c)
Keppel DC REIT, expiring 11/7/2016, price 1.16 SGD (Cost $–)* (d)	25,071	1,621
	Principal Amount
SECURITIES LENDING REINVESTMENTS(e) – 3.9%
CERTIFICATES OF DEPOSIT – 2.6%
Chiba Bank Ltd. (The), New York Branch 0.89%, 12/2/2016	$1,500,000	1,500,000
DZ Bank AG, New York 0.90%, 11/18/2016	1,000,000	1,000,000

See Accompanying Notes to the Financial Statements.

236	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(e) – (continued)
CERTIFICATES OF DEPOSIT – (continued)
KBC Bank NV, Brussels 1.00%, 12/27/2016	$1,500,000	$1,497,673
Landesbank Baden-Wuerttemberg, New York 0.60%, 11/7/2016	2,000,000	2,000,000
Landesbank Hessen-Thueringen Girozentrale, London 0.60%, 11/14/2016	2,000,000	2,000,000
Mizuho Corporate Bank Ltd., New York 0.90%, 1/13/2017	1,500,000	1,500,248
Norinchukin Bank, New York 0.90%, 11/15/2016	1,500,000	1,500,000
Oversea-Chinese Banking Corp Ltd., New York 0.73%, 12/5/2016	2,000,000	2,000,000
Standard Chartered Bank, New York 0.92%, 12/16/2016	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp., New York 1.22%, 5/31/2017	1,000,000	1,000,367
Sumitomo Mitsui Trust Bank Ltd., New York 1.22%, 4/10/2017	1,000,000	1,000,177
Total Certificates of Deposit (Cost $16,997,891)		16,998,465

COMMERCIAL PAPER – 0.3%
Caisse Centrale Desjardins 0.40%, 11/1/2016	1,000,000	1,000,000
KFW 0.84%, 1/27/2017	1,000,000	997,893
Total Commercial Paper (Cost $1,997,970)		1,997,893

MASTER DEMAND NOTE – 0.2%
Natixis Financial Products LLC
0.66%, 11/1/2016 (Cost $1,500,000)	1,500,000	1,500,000

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – 0.7%
Citigroup Global Markets, Inc., 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $971,080, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 0.46% –3.15%, maturing 7/27/2017 – 11/25/2025; U.S. Treasury Securities, ranging from 0.00% – 2.38%, maturing 1/15/2017 –2/15/2045; total market value $990,493	$971,071	$971,071
Deutsche Bank AG, London Branch, 0.80%, dated 10/31/2016, due 11/1/2016, repurchase price $1,200,027, collateralized by various Common Stocks; total market value $1,332,631	1,200,000	1,200,000
Morgan Stanley, 0.81%, dated 10/31/2016, due 12/7/2016, repurchase price $2,502,081, collateralized by various U.S. Treasury Securities, ranging from 0.75% –2.63%, maturing 6/30/2017 –9/30/2021; Common Stocks; total market value $2,608,321	2,500,000	2,500,000
Total Repurchase Agreements (Cost $4,671,071)		4,671,071

TIME DEPOSIT – 0.1%
Shinkin Central Bank
1.35%, 1/17/2017 (Cost $1,000,000)	1,000,000	1,000,000
Total Securities Lending Reinvestments (Cost $26,166,932)		26,167,429
Total Investments – 103.3% (Cost $677,030,338)		691,754,847
Liabilities Less Other Assets – (3.3%)		(22,079,198)
NET ASSETS – 100.0%		$669,675,649

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	237

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at 10/31/2016. The total value of securities on loan at 10/31/2016 was $40,210,092, collateralized in the form of cash with a value of $26,166,184 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $2,746,012 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.25%, and maturity dates ranging from 11/3/2016 – 5/15/2045 and $13,073,357 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from 11/3/2016 – 3/22/2068; a total value of $41,985,553.

(b)

Securities exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(c)	Represents less than 0.05% of net assets.

(d)

Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016 amounted to $1,621, which represents approximately 0.00% of net assets of the Fund.

(e)	The security was purchased with cash collateral held from securities on loan at 10/31/2016. The total value of securities purchased was $26,167,429.

Percentages shown are based on Net Assets.

Abbreviations

FDR – Fiduciary Depositary Receipt

NVDR – Non-Voting Depositary Receipt

SGD – SGD Singapore Dollar

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$45,558,183
Aggregate gross unrealized depreciation	(31,741,991)
Net unrealized appreciation	$13,816,192
Federal income tax cost of investments	$677,938,655

Futures Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500® Index Futures Contracts	19	12/16/2016	$2,014,095	$(19,201)
EURO STOXX 50® Index Futures Contracts	17	12/16/2016	568,939	9,966
FTSE 100® Index Futures Contracts	3	12/16/2016	253,788	4,925
Nikkei 225 SGX Index Futures Contracts	7	12/08/2016	580,530	21,746
S&P Toronto Stock Exchange 60® Index Futures Contracts	4	12/15/2016	517,217	11,233
				$28,669

See Accompanying Notes to the Financial Statements.

238	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following outstanding contracts as of October 31, 2016:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation (Depreciation)
AUD	464,198	Bank of Montreal	USD	350,000	12/21/2016	$2,785
CAD	249,317	Bank of Montreal	USD	189,675	12/21/2016	(3,581)
EUR	97,830	Citibank NA	USD	110,000	12/21/2016	(2,512)
EUR	313,537	Bank of Montreal	USD	351,982	12/21/2016	(7,491)
EUR	134,867	Bank of New York	USD	150,000	12/21/2016	(1,818)
GBP	308,329	Toronto-Dominion Bank (The)	USD	400,000	12/21/2016	(23,106)
GBP	105,467	Citibank NA	USD	130,000	12/21/2016	(1,079)
JPY	27,156,216	Bank of New York	USD	265,509	12/21/2016	(6,543)
JPY	12,407,837	Morgan Stanley	USD	120,000	12/21/2016	(1,677)
JPY	55,710,875	Toronto-Dominion Bank (The)	USD	550,000	12/21/2016	(18,733)
USD	270,000	Bank of Montreal	AUD	361,648	12/21/2016	(4,849)
USD	166,856	Citibank NA	AUD	221,211	12/21/2016	(1,263)
USD	180,000	Toronto-Dominion Bank (The)	CAD	237,848	12/21/2016	2,467
USD	197,000	Bank of New York	EUR	178,188	12/21/2016	1,221
USD	300,000	Toronto-Dominion Bank (The)	EUR	267,564	12/21/2016	6,020
USD	322,816	JPMorgan Chase Bank	GBP	246,367	12/21/2016	21,663
USD	130,000	Societe Generale	JPY	13,184,414	12/21/2016	4,272
USD	960,000	Toronto-Dominion Bank (The)	JPY	97,479,100	12/21/2016	30,426
						$(3,798)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	239

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

FlexShares® STOXX® Global Broad Infrastructure Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2016:

Australia	4.8%
Austria	0.1
Belgium	0.2
Brazil	0.7
Canada	11.1
Chile	0.1
China	2.9
France	2.8
Germany	4.0
Hong Kong	0.6
Italy	2.8
Japan	11.8
Luxembourg	0.2
Malaysia	0.6
Mexico	0.5
Netherlands	0.5
New Zealand	0.3
Philippines	0.4
Poland	0.1
Portugal	0.1
Singapore	0.1
South Africa	0.4
South Korea	1.0
Spain	4.4
Switzerland	0.3
Taiwan	0.4
Thailand	1.0
United Kingdom	7.2
United States	40.0
Other[1]	0.6
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

240	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Global Quality Real Estate Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 99.4%
Commercial Services & Supplies – 0.3%
McGrath RentCorp	17,940	$539,994
Diversified Financial Services – 0.1%
Corp. Financiera Alba SA	5,589	244,577
Equity Real Estate Investment Trusts (REITs) – 77.4%
Apartment Investment & Management Co., Class A	57,546	2,536,052
Ascendas Hospitality Trust	469,200	249,449
AvalonBay Communities, Inc.	40,089	6,862,435
Brookfield Canada Office Properties	3,105	61,486
BWP Trust(a)	219,351	495,738
Canadian Apartment Properties REIT	17,733	387,936
Charter Hall Retail REIT	159,321	503,127
CoreSite Realty Corp.	10,695	788,649
Cousins Properties, Inc.(a)	156,492	1,215,943
Derwent London plc(a)	44,919	1,326,618
Dexus Property Group	259,785	1,767,289
Duke Realty Corp.	139,587	3,650,200
DuPont Fabros Technology, Inc.(a)	25,944	1,058,775
EastGroup Properties, Inc.(a)	14,628	993,387
EPR Properties	22,701	1,650,817
Equity Commonwealth*	51,819	1,565,452
Equity Lifestyle Properties, Inc.	33,051	2,506,588
Equity Residential	126,477	7,809,955
Eurocommercial Properties NV, CVA	20,079	853,571
First Industrial Realty Trust, Inc.(a)	51,060	1,348,495
Fonciere Des Regions	966	84,323
Forest City Realty Trust, Inc., Class A	105,984	2,288,195
Fortune REIT	552,000	669,104
Frasers Centrepoint Trust	303,600	453,688
Frontier Real Estate Investment Corp.	165	775,658
Gecina SA	14,973	2,179,700
Getty Realty Corp.	23,253	528,541

Investments	Shares		Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Global One Real Estate Investment Corp.	138		$520,036
Goodman Group	207,483		1,072,034
Goodman Property Trust	446,568		397,746
GPT Group (The)	658,053		2,333,474
Granite REIT	13,869		436,689
Great Portland Estates plc	152,076		1,102,877
Green REIT plc(a)	220,455		328,661
Grivalia Properties REIC AE	38,288		294,639
Growthpoint Properties Australia Ltd.	104,880		248,204
H&R REIT	64,860		1,103,866
Hersha Hospitality Trust	17,526		312,313
Highwoods Properties, Inc.	37,122		1,842,365
Host Hotels & Resorts, Inc.(a)	282,831		4,378,224
Investa Office Fund	226,665		731,318
Japan Logistics Fund, Inc.	320		694,600
Kimco Realty Corp.(a)	171,810		4,571,864
Kiwi Property Group Ltd.	544,479		570,647
Land Securities Group plc	325,818		3,973,934
Liberty Property Trust(a)	25,116		1,015,440
Life Storage, Inc.	9,108		734,560
Link REIT	897,000		6,396,526
LTC Properties, Inc.(a)	14,076		705,348
Macerich Co. (The)	52,026		3,682,400
Mack-Cali Realty Corp.	33,258		854,065
Mapletree Commercial Trust	621,000		682,614
Mapletree Greater China Commercial Trust	627,900		469,154
Mapletree Industrial Trust	483,000		596,853
Medical Properties Trust, Inc.	99,567		1,387,964
Mori Trust Sogo Reit, Inc.	279		448,428
National Health Investors, Inc.(a)	14,352		1,087,308
National Retail Properties, Inc.(a)	55,338		2,524,520
Nippon Accommodations Fund, Inc.	34		153,847
Nippon Building Fund, Inc.	356		2,110,558
Nomura Real Estate Master Fund, Inc.	1,587		2,567,350
Parkway Life REIT	248,400		456,860
Parkway, Inc.*	—	(b)	7

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	241

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Piedmont Office Realty Trust, Inc., Class A	58,098	$1,189,847
Precinct Properties New Zealand Ltd.	576,564	513,530
Prologis, Inc.(a)	189,957	9,908,157
PS Business Parks, Inc.	8,073	886,335
Public Storage	42,849	9,157,688
Pure Industrial Real Estate Trust	122,751	492,744
Ramco-Gershenson Properties Trust	30,705	532,425
Rayonier, Inc.	41,676	1,117,750
Regency Centers Corp.(a)	40,641	2,928,997
Retail Properties of America, Inc., Class A	89,976	1,400,926
RioCan REIT	71,691	1,395,039
Sabra Health Care REIT, Inc.(a)	18,561	432,471
Safestore Holdings plc	1,863	8,150
Scentre Group	2,042,538	6,543,473
Segro plc	263,580	1,406,931
Select Income REIT	26,841	664,046
Shaftesbury plc(a)	88,527	991,118
Shopping Centres Australasia Property Group	439,392	732,238
Simon Property Group, Inc.	26,151	4,863,040
SL Green Realty Corp.(a)	37,743	3,707,117
Smart REIT	23,943	597,570
Summit Hotel Properties, Inc.	38,916	505,519
Sunlight REIT	483,000	298,961
Sunstone Hotel Investors, Inc.(a)	71,622	899,572
Tanger Factory Outlet Centers, Inc.	42,642	1,483,942
Terreis(a)	4,485	169,618
Tritax Big Box REIT plc	5,451	9,038
Unibail-Rodamco SE	2,691	640,123
Urstadt Biddle Properties, Inc., Class A	23,046	495,489
Washington REIT	34,914	1,027,170
Weingarten Realty Investors	45,471	1,646,505
Workspace Group plc(a)	63,204	485,758
		152,529,751

Investments	Shares	Value
Household Durables – 0.5%
Iida Group Holdings Co. Ltd.	52,700	$1,017,541
Industrial Conglomerates – 0.4%
Hopewell Holdings Ltd.	241,500	847,057
Real Estate Management & Development – 20.2%
ADO Properties SA(c)	5,520	200,864
Alrov Properties and Lodgings Ltd.	3,795	81,084
CA Immobilien Anlagen AG*	41,883	759,387
Castellum AB	89,493	1,214,204
Conwert Immobilien Invest SE*	35,121	622,154
Daejan Holdings plc	69	4,595
Daibiru Corp.	41,400	359,298
Daikyo, Inc.(a)	347,000	742,970
Daito Trust Construction Co. Ltd.	27,600	4,615,978
Deutsche EuroShop AG	13,938	601,222
Deutsche Wohnen AG	9,108	296,730
Entra ASA(c)	35,190	377,426
Fabege AB	52,854	894,033
Far East Orchard Ltd.	118,900	126,426
First Capital Realty, Inc.	47,058	751,032
Frasers Centrepoint Ltd.(a)	96,600	103,061
GuocoLand Ltd.	207,000	284,794
Heiwa Real Estate Co. Ltd.	27,600	392,391
Henderson Land Development Co. Ltd.	460,000	2,725,649
HKR International Ltd.	496,800	238,955
Ho Bee Land Ltd.	172,500	263,974
Hongkong Land Holdings Ltd.	462,300	3,097,410
Hufvudstaden AB, Class A	44,850	695,010
Hysan Development Co. Ltd.(a)	276,000	1,274,145
Intershop Holding AG	552	281,889
Kabuki-Za Co. Ltd.	5,000	237,546
Leopalace21 Corp.	89,700	583,859
Liu Chong Hing Investment Ltd.	138,000	195,037
Melcor Developments Ltd.(a)	1,794	16,598
Mobimo Holding AG (Registered)* (a)	2,415	581,466
Morguard Corp.	2,967	372,997
Nomura Real Estate Holdings, Inc.	48,300	816,759
Norwegian Property ASA	329,544	431,327
NTT Urban Development Corp.	75,900	696,271

See Accompanying Notes to the Financial Statements.

242	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Olav Thon Eiendomsselskap ASA	11,937	$235,081
Open House Co. Ltd.	20,700	437,894
PSP Swiss Property AG (Registered)(a)	14,283	1,278,234
Relo Group, Inc.	4,400	726,459
Sagax AB, Class B(a)	47,955	423,922
Sagax AB (Preference)	48,231	174,822
SEA Holdings Ltd.	88,000	224,458
Sponda OYJ	118,887	561,957
St Joe Co. (The)*	26,565	470,200
Swire Pacific Ltd., Class A	200,500	2,085,189
Swire Pacific Ltd., Class B	345,000	645,970
Swire Properties Ltd.	151,800	436,519
TAG Immobilien AG	65,067	867,330
Takara Leben Co. Ltd.(a)	82,800	562,585
TOC Co. Ltd.	27,600	249,775
Tokyu Fudosan Holdings Corp.	172,500	973,426
United Industrial Corp. Ltd.	144,900	283,158
UOL Group Ltd.	213,900	871,336
Wheelock & Co. Ltd.	345,000	2,130,989
Wihlborgs Fastigheter AB	18,975	368,079
Wing Tai Holdings Ltd.	220,800	268,881
Yanlord Land Group Ltd.	476,100	473,740
		39,686,545
Road & Rail – 0.5%
Sotetsu Holdings, Inc.	184,000	898,244
Total Common Stocks (Cost $188,121,338)		195,763,709
	Principal Amount
SECURITIES LENDING REINVESTMENTS(d) – 8.3%
CERTIFICATES OF DEPOSIT – 1.9%
Chiba Bank Ltd. (The), New York Branch 0.89%, 12/2/2016	$500,000	500,000
DZ Bank AG, New York 0.90%, 11/18/2016	500,000	500,000

Investments	Principal Amount	Value
CERTIFICATES OF DEPOSIT – (continued)
Landesbank Baden-Wuerttemberg, New York 0.60%, 11/7/2016	$500,000	$500,000
Landesbank Hessen-Thueringen Girozentrale, London 0.60%, 11/14/2016	500,000	500,000
Norinchukin Bank, New York 0.90%, 11/15/2016	500,000	500,000
Oversea-Chinese Banking Corp Ltd., New York 0.73%, 12/5/2016	750,000	750,000
Standard Chartered Bank, New York 0.90%, 11/14/2016	500,000	500,000
Total Certificates Of Deposit (Cost $3,750,000)		3,750,000

COMMERCIAL PAPER – 0.4%
Caisse Centrale Desjardins
0.40%, 11/1/2016 (Cost $750,000)	750,000	750,000

MASTER DEMAND NOTE – 0.2%
Natixis Financial Products LLC
0.66%, 11/1/2016 (Cost $400,000)	400,000	400,000

REPURCHASE AGREEMENTS – 5.8%
Citigroup Global Markets, Inc., 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $7,368,294, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 0.46% –3.15%, maturing 7/27/2017 – 11/25/2025; U.S. Treasury Securities, ranging from 0.00% – 2.38%, maturing 1/15/2017 – 2/15/2045; total market value $7,515,589	7,368,224	7,368,224

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	243

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(d) – (continued)
REPURCHASE AGREEMENTS – (continued)
Deutsche Bank AG, London Branch, 0.80%, dated 10/31/2016, due 11/1/2016, repurchase price $1,100,024, collateralized by various Common Stocks; total market value $1,221,578	$1,100,000	$1,100,000
Mizuho Securities USA, Inc., 0.33%, dated 10/31/2016, due 11/1/2016, repurchase price $3,000,028, collateralized by various U.S. Treasury Securities, ranging from 0.50% – 1.63%, maturing 11/30/2016 – 4/30/2023; total market value $3,060,001	3,000,000	3,000,000
Total Repurchase Agreements (Cost $11,468,224)		11,468,224
Total Securities Lending Reinvestments (Cost $16,368,224)		16,368,224
Total Investments – 107.7% (Cost $204,489,562)		212,131,933
Liabilities Less Other Assets – (7.7%)		(15,083,161)
NET ASSETS – 100.0%		$197,048,772

*	Non-income producing security.

(a)	The security or a portion of this security is on loan at 10/31/2016. The total value of securities on loan at 10/31/2016 was
$20,226,211, collateralized in the form of cash with a value of $16,368,215 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $790,467 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 3.63%, and maturity dates ranging from 11/3/2016 – 5/15/2045 and $3,457,077 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from 11/3/2016 – 3/22/2068; a total value of $20,615,759.

(b)	Amount represents less than one share.

(c)

Securities exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(d)	The security was purchased with cash collateral held from securities on loan at 10/31/2016. The total value of securities purchased was $16,368,224.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,735,462
Aggregate gross unrealized depreciation	(8,381,537)
Net unrealized appreciation	$6,353,925
Federal income tax cost of investments	$205,778,008

See Accompanying Notes to the Financial Statements.

244	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Futures Contracts

FlexShares® Global Quality Real Estate Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500® Index Futures Contracts	8	12/16/2016	$848,040	$(10,520)
EURO STOXX 50® Index Futures Contracts	2	12/16/2016	66,934	1,253
FTSE 100® Index Futures Contract	1	12/16/2016	84,596	(1,661)
Hang Seng Index Futures Contract	1	11/29/2016	147,682	(4,330)
Nikkei 225 SGX Index Futures Contracts	2	12/08/2016	165,866	10,267
SPI 200® Index Futures Contract	1	12/15/2016	100,635	1,884
				$(3,107)

Forward Foreign Currency Contracts

FlexShares® Global Quality Real Estate Index Fund had the following outstanding contracts as of October 31, 2016:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation (Depreciation)
GBP	993	JPMorgan Chase Bank	USD	1,301	12/21/2016	$(88)
HKD	1,550,799	Bank of Montreal	USD	200,000	12/21/2016	44
HKD	73,280	Bank of New York	USD	9,452	12/21/2016	1
ILS	110,844	Societe Generale	USD	29,402	12/21/2016	(507)
SEK	339,770	JPMorgan Chase Bank	USD	39,810	12/21/2016	(2,051)
USD	71,161	Citibank NA	AUD	94,342	12/21/2016	(538)
USD	53,291	Bank of Montreal	CAD	70,048	12/21/2016	1,006
USD	41,594	Morgan Stanley	CHF	40,536	12/21/2016	482
USD	26,684	Bank of Montreal	EUR	23,769	12/21/2016	568
USD	100,000	Toronto-Dominion Bank (The)	GBP	76,319	12/21/2016	6,710
USD	150,000	Bank of Montreal	HKD	1,162,833	12/21/2016	1
USD	100,000	Toronto-Dominion Bank (The)	JPY	10,369,150	12/21/2016	1,118
USD	6,388	Bank of New York	JPY	653,349	12/21/2016	158
USD	300,000	Bank of Montreal	SGD	411,835	12/21/2016	4,031
						$10,935

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR –Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	245

FlexShares® Global Quality Real Estate Index Fund (cont.)

FlexShares® Global Quality Real Estate Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2016:

Australia	7.3%
Austria	0.7
Canada	2.9
China	1.6
Finland	0.3
France	1.6
Germany	1.0
Greece	0.2
Hong Kong	8.9
Ireland	0.2
Israel	0.0 †
Japan	10.4
Netherlands	0.4
New Zealand	0.8
Norway	0.5
Singapore	3.2
Spain	0.1
Sweden	1.9
Switzerland	1.1
United Kingdom	4.7
United States	51.6
Other[1]	0.6
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

246	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Real Assets Allocation Index Fund

October 31, 2016

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 100.0%
FlexShares Global Quality Real Estate Index Fund(a)	10,954	$626,788
FlexShares Global Upstream Natural Resources Index Fund(a)	4,972	136,432
FlexShares STOXX Global Broad Infrastructure Index Fund(a)	11,882	517,936
Total Exchange Traded Funds (Cost $1,255,285)		1,281,156

Total Investments – 100.0% (Cost $1,255,285)		1,281,156
Other Assets Less Liabilities – 0.0%(b)		462
NET ASSETS – 100.0%		$1,281,618
(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the Underlying Funds.

(b)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,637
Aggregate gross unrealized depreciation	(817)
Net unrealized appreciation	$25,820
Federal income tax cost of investments	$1,255,336

The underlying index of the FlexShares Real Assets Allocation Index Fund is comprised of securities of affiliated FlexShares Funds. The Schedules of Investments of the affiliated FlexShares Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ending October 31, 2016, was as follows:

Security	Value November 23, 2015*	Purchases at Cost	Sales at Cost	Value October 31, 2016	Dividend Income	Realized Loss
FlexShares Global Quality Real Estate Index Fund	$—	$1,149,115	$521,513	$626,788	$20,988	$(41,618)
FlexShares Global Upstream Natural Resources Index Fund	—	249,855	128,001	136,432	12,019	(25,936)
FlexShares STOXX Global Broad Infrastructure Index Fund	—	1,273,937	768,108	517,936	18,958	(62,149)
	$—	$2,672,907	$1,417,622	$1,281,156	$51,965	$(129,703)

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	247

Schedule of Investments

FlexShares® Quality Dividend Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 99.4%
Aerospace & Defense – 2.4%
Boeing Co. (The)	209,250	$29,803,478
Lockheed Martin Corp.	19,375	4,773,612
		34,577,090
Air Freight & Logistics – 1.8%
United Parcel Service, Inc., Class B	244,900	26,390,424
Automobiles – 0.4%
Ford Motor Co.	464,225	5,450,002
Banks – 7.3%
Bank of America Corp.	316,200	5,217,300
Bank of Hawaii Corp.(a)	32,550	2,446,132
Citigroup, Inc.	74,400	3,656,760
Cullen/Frost Bankers, Inc.(a)	28,675	2,179,013
JPMorgan Chase & Co.	659,525	45,678,702
People’s United Financial, Inc.(a)	79,825	1,296,358
Wells Fargo & Co.	957,900	44,072,979
		104,547,244
Beverages – 0.5%
Coca-Cola Co. (The)	63,550	2,694,520
PepsiCo, Inc.	44,950	4,818,640
		7,513,160
Biotechnology – 0.2%
Amgen, Inc.	23,250	3,281,970
Capital Markets – 2.8%
Ameriprise Financial, Inc.	68,200	6,028,198
Federated Investors, Inc., Class B	187,550	5,063,850
Invesco Ltd.	208,475	5,856,063
LPL Financial Holdings, Inc.(a)	293,725	9,093,726
NorthStar Asset Management Group, Inc.	618,450	8,472,765
T. Rowe Price Group, Inc.	95,325	6,101,753
		40,616,355

Investments	Shares	Value
Chemicals – 0.7%
LyondellBasell Industries NV, Class A(a)	123,225	$9,802,549
Commercial Services & Supplies – 0.5%
Pitney Bowes, Inc.	306,125	5,461,270
R.R. Donnelley & Sons Co.(a)	51,925	921,669
		6,382,939
Communications Equipment – 1.4%
Cisco Systems, Inc.	573,500	17,594,980
Motorola Solutions, Inc.	39,525	2,868,724
		20,463,704
Consumer Finance – 0.5%
Navient Corp.(a)	568,075	7,259,998
Containers & Packaging – 2.1%
Avery Dennison Corp.	96,875	6,760,906
Greif, Inc., Class A	45,725	2,142,673
Greif, Inc., Class B	86,800	5,056,100
International Paper Co.	61,225	2,756,962
Packaging Corp. of America	74,400	6,138,000
Sonoco Products Co.(a)	145,700	7,327,253
		30,181,894
Diversified Consumer Services – 0.5%
H&R Block, Inc.(a)	323,950	7,441,131
Diversified Telecommunication Services – 2.5%
AT&T, Inc.	255,750	9,409,042
CenturyLink, Inc.(a)	295,275	7,848,409
Verizon Communications, Inc.	372,775	17,930,478
		35,187,929
Electric Utilities – 4.3%
ALLETE, Inc.	142,600	8,739,954
American Electric Power Co., Inc.	56,575	3,668,323
Duke Energy Corp.	82,150	6,573,643
Entergy Corp.	27,125	1,998,570
FirstEnergy Corp.	266,600	9,141,714
Great Plains Energy, Inc.(a)	297,600	8,463,744
Hawaiian Electric Industries, Inc.	182,900	5,395,550

See Accompanying Notes to the Financial Statements.

248	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electric Utilities – (continued)
OGE Energy Corp.	234,050	$7,264,912
Pinnacle West Capital Corp.	51,925	3,953,050
PPL Corp.	199,175	6,839,670
		62,039,130
Electrical Equipment – 1.0%
Eaton Corp. plc	48,050	3,064,148
Emerson Electric Co.	220,100	11,154,668
		14,218,816
Electronic Equipment, Instruments & Components – 0.6%
National Instruments Corp.(a)	1,550	43,539
TE Connectivity Ltd.	144,150	9,062,711
		9,106,250
Energy Equipment & Services – 1.3%
Helmerich & Payne, Inc.(a)	142,600	8,999,486
Oceaneering International, Inc.(a)	315,425	7,507,115
Schlumberger Ltd.	27,125	2,121,989
		18,628,590
Equity Real Estate Investment Trusts (REITs) – 5.5%
Apple Hospitality REIT, Inc.(a)	279,000	5,030,370
CBL & Associates Properties, Inc.(a)	1,550	16,585
Communications Sales & Leasing, Inc.	278,225	7,909,937
Corrections Corp. of America	414,625	5,991,331
GEO Group, Inc. (The)(a)	75,175	1,801,193
Hospitality Properties Trust	75,950	2,077,992
Host Hotels & Resorts, Inc.(a)	451,050	6,982,254
Lamar Advertising Co., Class A(a)	124,775	7,916,974
LaSalle Hotel Properties(a)	195,300	4,638,375
Medical Properties Trust, Inc.	556,450	7,756,913
National Health Investors, Inc.(a)	98,425	7,456,678
Pebblebrook Hotel Trust(a)	54,250	1,317,190
RLJ Lodging Trust	292,175	5,761,691
Ryman Hospitality Properties, Inc.(a)	102,300	5,157,966

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Select Income REIT	128,650	$3,182,801
Senior Housing Properties Trust	93,775	1,994,594
WP Carey, Inc.	58,900	3,577,586
		78,570,430
Food & Staples Retailing – 1.0%
Wal-Mart Stores, Inc.	208,475	14,597,420
Food Products – 0.2%
Flowers Foods, Inc.(a)	182,900	2,838,608
Health Care Providers & Services – 3.9%
Cardinal Health, Inc.	121,675	8,357,856
Owens & Minor, Inc.	166,625	5,406,981
UnitedHealth Group, Inc.	301,475	42,607,462
		56,372,299
Hotels, Restaurants & Leisure – 0.9%
Darden Restaurants, Inc.	130,975	8,485,870
McDonald’s Corp.	27,125	3,053,461
Six Flags Entertainment Corp.	27,125	1,509,507
		13,048,838
Household Durables – 0.6%
Garmin Ltd.(a)	41,075	1,986,387
Tupperware Brands Corp.(a)	121,675	7,242,096
		9,228,483
Household Products – 1.5%
Kimberly-Clark Corp.	60,450	6,916,085
Procter & Gamble Co. (The)	168,950	14,664,860
		21,580,945
Industrial Conglomerates – 4.6%
3M Co.	192,200	31,770,660
General Electric Co.	1,169,475	34,031,722
		65,802,382
Insurance – 3.9%
AmTrust Financial Services, Inc.	242,575	6,401,554
Erie Indemnity Co., Class A	63,550	6,506,884
First American Financial Corp.	41,075	1,604,389
Mercury General Corp.(a)	24,800	1,350,856

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	249

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
MetLife, Inc.	149,575	$7,024,042
Old Republic International Corp.	64,325	1,084,520
Principal Financial Group, Inc.	208,475	11,382,735
Prudential Financial, Inc.(a)	144,150	12,222,479
Validus Holdings Ltd.	157,325	8,039,308
		55,616,767
Internet Software & Services – 0.6%
j2 Global, Inc.(a)	125,550	8,932,883
IT Services – 2.6%
International Business Machines Corp.	107,725	16,556,255
Leidos Holdings, Inc.	90,675	3,769,360
Paychex, Inc.	64,325	3,550,740
Western Union Co. (The)(a)	351,075	7,046,075
Xerox Corp.	664,175	6,488,990
		37,411,420
Leisure Products – 0.0%(b)
Mattel, Inc.	6,200	195,486
Machinery – 0.2%
Cummins, Inc.	26,350	3,368,057
Media – 0.5%
Comcast Corp., Class A	21,700	1,341,494
Viacom, Inc., Class B	141,825	5,326,947
Walt Disney Co. (The)	6,975	646,513
		7,314,954
Metals & Mining – 0.5%
Nucor Corp.	149,575	7,306,739
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
Chimera Investment Corp.	99,200	1,554,464
MFA Financial, Inc.(a)	206,925	1,512,622
		3,067,086
Multiline Retail – 2.6%
Kohl’s Corp.(a)	174,375	7,628,906
Macy’s, Inc.	204,600	7,465,854
Nordstrom, Inc.(a)	184,450	9,591,400

Investments	Shares	Value
Multiline Retail – (continued)
Target Corp.	189,875	$13,050,109
		37,736,269
Multi-Utilities – 1.7%
Ameren Corp.	72,075	3,600,146
CenterPoint Energy, Inc.	86,025	1,961,370
DTE Energy Co.	26,350	2,529,864
MDU Resources Group, Inc.	306,900	8,043,849
Vectren Corp.	177,475	8,928,767
		25,063,996
Oil, Gas & Consumable Fuels – 8.3%
Chevron Corp.	189,100	19,808,225
Exxon Mobil Corp.	593,650	49,462,918
HollyFrontier Corp.(a)	70,525	1,759,598
Occidental Petroleum Corp.	231,725	16,895,070
ONEOK, Inc.(a)	174,375	8,444,981
Overseas Shipholding Group, Inc., Class A	505,300	4,426,428
Spectra Energy Corp.	121,675	5,087,232
Valero Energy Corp.	167,400	9,916,776
Williams Cos., Inc. (The)	117,025	3,417,130
		119,218,358
Paper & Forest Products – 0.2%
Domtar Corp.(a)	93,000	3,343,350
Pharmaceuticals – 6.9%
Eli Lilly & Co.	138,725	10,243,454
Johnson & Johnson	219,325	25,439,507
Merck & Co., Inc.	776,550	45,599,016
Pfizer, Inc.	561,875	17,817,056
		99,099,033
Semiconductors & Semiconductor Equipment – 6.5%
Intel Corp.	411,525	14,349,877
KLA-Tencor Corp.	109,275	8,207,645
Linear Technology Corp.	44,175	2,653,150
Maxim Integrated Products, Inc.	203,825	8,077,585
QUALCOMM, Inc.	467,325	32,114,574
Texas Instruments, Inc.	339,450	24,050,032
Xilinx, Inc.	67,425	3,429,910
		92,882,773

See Accompanying Notes to the Financial Statements.

250	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Software – 1.5%
Activision Blizzard, Inc.	79,825	$3,446,045
CA, Inc.	225,525	6,932,639
Fair Isaac Corp.	18,600	2,244,648
Symantec Corp.	353,400	8,845,602
		21,468,934
Specialty Retail – 3.9%
American Eagle Outfitters, Inc.	492,125	8,385,810
Best Buy Co., Inc.	256,525	9,981,388
Gap, Inc. (The)(a)	361,150	9,964,128
Home Depot, Inc. (The)	168,175	20,519,032
Staples, Inc.	961,000	7,111,400
		55,961,758
Technology Hardware, Storage & Peripherals – 5.6%
Apple, Inc.	347,975	39,509,081
HP, Inc.	713,000	10,331,370
Lexmark International, Inc., Class A	208,475	8,274,373
NetApp, Inc.(a)	79,050	2,682,957
Seagate Technology plc(a)	251,875	8,641,831
Western Digital Corp.	179,025	10,462,221
		79,901,833
Tobacco – 4.7%
Altria Group, Inc.	320,850	21,214,602
Philip Morris International, Inc.	451,050	43,499,262
Vector Group Ltd.	110,825	2,320,680
		67,034,544
Total Common Stocks (Cost $1,303,247,483)		1,430,052,820
	Principal Amount
SECURITIES LENDING REINVESTMENTS(c) – 8.5%
CERTIFICATES OF DEPOSIT – 6.0%
BNP Paribas SA, New York
0.98%, 12/1/2016	$4,000,000	4,000,000

Investments	Principal Amount	Value
CERTIFICATES OF DEPOSIT – (continued)
Chiba Bank Ltd. (The), New York Branch
0.89%, 12/2/2016	$1,000,000	$1,000,000
Credit Industriel et Commercial, New York
1.18%, 3/1/2017	3,500,000	3,499,643
KBC Bank NV, Brussels
1.00%, 12/27/2016	6,000,000	5,990,690
Landesbank Baden-Wuerttemberg, New York
0.60%, 11/7/2016	7,000,000	7,000,000
Landesbank Hessen-Thueringen Girozentrale, London
0.60%, 11/14/2016	4,000,000	4,000,000
Mitsubishi UFJ Trust & Banking Corp., New York
0.93%, 11/7/2016	8,000,000	8,000,000
Mizuho Bank Ltd., New York
1.18%, 1/13/2017	5,000,000	5,002,430
1.23%, 2/6/2017	3,000,000	3,000,321
National Bank of Canada, New York
0.93%, 1/3/2017	6,000,000	5,999,676
Norinchukin Bank, New York
0.90%, 11/15/2016	5,000,000	5,000,000
Oversea-Chinese Banking Corp Ltd., New York
0.73%, 12/5/2016	8,250,000	8,250,000
State Street Bank & Trust Co.
0.87%, 11/23/2016	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp., New York
0.92%, 11/22/2016	6,000,000	6,000,000
1.23%, 2/17/2017	5,000,000	4,999,900
Sumitomo Mitsui Trust Bank Ltd., New York
1.02%, 12/2/2016	5,000,000	5,000,000
UBS AG, Stamford
1.08%, 1/13/2017	4,000,000	3,999,748
Total Certificates of Deposit (Cost $85,740,690)		85,742,408

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	251

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(c) – (continued)
COMMERCIAL PAPER – 1.3%
Caisse Centrale Desjardins
0.40%, 11/1/2016	$5,600,000	$5,600,000
KFW
0.84%, 1/27/2017	7,000,000	6,985,251
Toyota Motor Credit Corp.
0.85%, 11/14/2016	6,000,000	6,000,000
Total Commercial Paper (Cost $18,585,790)		18,585,251

REPURCHASE AGREEMENTS – 1.1%
Citigroup Global Markets, Inc., 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $6,118,824, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 0.46% – 3.15%, maturing 7/27/2017 – 11/25/2025; U.S. Treasury Securities, ranging from 0.00% – 2.38%, maturing 1/15/2017 – 2/15/2045; total market value $6,241,142	6,118,766	6,118,766
Morgan Stanley, 0.81%, dated 10/31/2016, due 12/7/2016, repurchase price $9,007,492, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 2.63%, maturing 6/30/2017 – 9/30/2021; Common Stocks; total market value $9,389,957	9,000,000	9,000,000
Total Repurchase Agreements (Cost $15,118,766)		15,118,766

Investments	Principal Amount	Value
TIME DEPOSIT – 0.1%
Shinkin Central Bank
1.35%, 1/17/2017 (Cost $2,000,000)	$2,000,000	$2,000,000
Total Securities Lending Reinvestments (Cost $121,445,246)		121,446,425
Total Investments – 107.9% (Cost $1,424,692,729)		1,551,499,245
Liabilities Less Other Assets – (7.9%)		(113,350,047)
NET ASSETS – 100.0%		$1,438,149,198

(a)

The security or a portion of this security is on loan at 10/31/2016. The total value of securities on loan at 10/31/2016 was $128,255,150, collateralized in the form of cash with a value of $121,433,810 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $1,515,003 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 3.63%, and maturity dates ranging from 11/10/2016 – 2/15/2044 and $8,878,722 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from 12/16/2016 – 2/20/2047; a total value of $131,827,535.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at 10/31/2016. The total value of securities purchased was $121,446,425.

Percentages shown are based on Net Assets.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$139,376,864
Aggregate gross unrealized depreciation	(13,043,636)
Net unrealized appreciation	$126,333,228
Federal income tax cost of investments	$1,425,166,017

See Accompanying Notes to the Financial Statements.

252	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Futures Contracts

FlexShares® Quality Dividend Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-mini S&P 500® Index Futures Contracts	76	12/16/2016	$8,056,380	$(27,386)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	253

Schedule of Investments

FlexShares® Quality Dividend Defensive Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 99.1%
Aerospace & Defense – 3.5%
Boeing Co. (The)	34,798	$4,956,279
Lockheed Martin Corp.	16,029	3,949,225
		8,905,504
Air Freight & Logistics – 2.2%
C.H. Robinson Worldwide, Inc.(a)	17,810	1,213,217
United Parcel Service, Inc., Class B	39,456	4,251,779
		5,464,996
Airlines – 0.5%
Allegiant Travel Co.(a)	9,864	1,360,246
Automobiles – 0.4%
Ford Motor Co.	94,530	1,109,782
Banks – 5.6%
Bank of America Corp.	39,182	646,503
Bank of Hawaii Corp.(a)	18,632	1,400,195
BOK Financial Corp.(a)	5,069	360,000
Citigroup, Inc.	7,124	350,145
Cullen/Frost Bankers, Inc.(a)	4,247	322,729
Hancock Holding Co.(a)	11,371	381,497
JPMorgan Chase & Co.	24,660	1,707,952
People’s United Financial, Inc.(a)	16,714	271,435
Wells Fargo & Co.	186,868	8,597,797
		14,038,253
Beverages – 1.7%
Coca-Cola Co. (The)	20,276	859,702
Dr. Pepper Snapple Group, Inc.	4,795	420,953
PepsiCo, Inc.	27,674	2,966,653
		4,247,308
Biotechnology – 0.2%
Amgen, Inc.	2,740	386,778
Capital Markets – 1.2%
LPL Financial Holdings, Inc.(a)	50,553	1,565,121
T. Rowe Price Group, Inc.	22,468	1,438,177
		3,003,298

Investments	Shares	Value
Chemicals – 0.7%
LyondellBasell Industries NV, Class A	16,714	$1,329,599
Scotts Miracle-Gro Co. (The), Class A	3,699	325,845
		1,655,444
Commercial Services & Supplies – 1.1%
Pitney Bowes, Inc.	74,802	1,334,468
R.R. Donnelley & Sons Co.(a)	23,927	424,710
Republic Services, Inc.	7,809	410,988
Waste Management, Inc.	10,001	656,665
		2,826,831
Communications Equipment – 1.5%
Brocade Communications Systems, Inc.	14,796	156,838
Cisco Systems, Inc.	105,353	3,232,230
Motorola Solutions, Inc.(a)	4,795	348,021
		3,737,089
Consumer Finance – 0.5%
Navient Corp.(a)	95,763	1,223,851
Containers & Packaging – 1.2%
Bemis Co., Inc.(a)	6,028	293,684
Greif, Inc., Class B	18,632	1,085,314
International Paper Co.	9,727	438,007
Sonoco Products Co.(a)	26,578	1,336,608
		3,153,613
Distributors – 0.2%
Genuine Parts Co.	5,617	508,844
Diversified Consumer Services – 0.5%
H&R Block, Inc.(a)	51,923	1,192,671
Diversified Telecommunication Services – 3.4%
AT&T, Inc.	105,216	3,870,896
CenturyLink, Inc.(a)	49,731	1,321,850
Verizon Communications, Inc.	70,007	3,367,337
		8,560,083

See Accompanying Notes to the Financial Statements.

254	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electric Utilities – 4.6%
ALLETE, Inc.	9,453	$579,374
American Electric Power Co., Inc.	27,400	1,776,616
Duke Energy Corp.	16,029	1,282,641
Entergy Corp.	4,795	353,296
FirstEnergy Corp.	46,169	1,583,135
Great Plains Energy, Inc.(a)	49,868	1,418,246
Hawaiian Electric Industries, Inc.	44,114	1,301,363
PG&E Corp.	14,522	902,107
Pinnacle West Capital Corp.	6,576	500,631
PPL Corp.	46,580	1,599,557
Xcel Energy, Inc.	10,001	415,541
		11,712,507
Electrical Equipment – 0.8%
Emerson Electric Co.	37,401	1,895,483
Electronic Equipment, Instruments & Components – 0.6%
Jabil Circuit, Inc.(a)	67,815	1,447,172
National Instruments Corp.(a)	5,754	161,630
		1,608,802
Energy Equipment & Services – 0.2%
Helmerich & Payne, Inc.(a)	5,617	354,489
Schlumberger Ltd.	2,192	171,480
		525,969
Equity Real Estate Investment Trusts (REITs) – 5.8%
Apple Hospitality REIT, Inc.	67,815	1,222,704
Care Capital Properties, Inc.	10,549	280,287
CBL & Associates Properties, Inc.(a)	10,960	117,272
Communications Sales & Leasing, Inc.	45,758	1,300,900
Corrections Corp. of America	59,184	855,209
Crown Castle International Corp.	19,591	1,782,585
EPR Properties	4,247	308,842
Gaming and Leisure Properties, Inc.	10,275	337,328
GEO Group, Inc. (The)(a)	12,056	288,862
HCP, Inc.	12,467	426,995
Hospitality Properties Trust	11,782	322,355
LaSalle Hotel Properties	47,813	1,135,559

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Lexington Realty Trust(a)	23,701	$240,328
Liberty Property Trust(a)	11,645	470,807
Medical Properties Trust, Inc.	86,995	1,212,710
National Health Investors, Inc.(a)	12,604	954,879
Omega Healthcare Investors, Inc.	9,316	296,528
Outfront Media, Inc.	15,070	324,156
Retail Properties of America, Inc., Class A	27,263	424,485
RLJ Lodging Trust	3,562	70,243
Select Income REIT	9,590	237,257
Senior Housing Properties Trust	15,618	332,195
Spirit Realty Capital, Inc.	25,071	298,596
Ventas, Inc.	7,124	482,651
Welltower, Inc.	7,398	506,985
WP Carey, Inc.	4,795	291,248
		14,521,966
Food & Staples Retailing – 2.5%
Wal-Mart Stores, Inc.	91,653	6,417,543
Food Products – 1.0%
Flowers Foods, Inc.(a)	22,605	350,829
General Mills, Inc.	14,659	908,565
Hershey Co. (The)	12,056	1,235,258
		2,494,652
Health Care Equipment & Supplies – 0.1%
Medtronic plc	1,918	157,314
Health Care Providers & Services – 4.1%
Anthem, Inc.	15,070	1,836,431
Cardinal Health, Inc.	18,632	1,279,832
UnitedHealth Group, Inc.	51,649	7,299,553
		10,415,816
Hotels, Restaurants & Leisure – 3.9%
Brinker International, Inc.(a)	26,852	1,322,193
Cracker Barrel Old Country Store, Inc.	1,781	245,778
Darden Restaurants, Inc.	22,742	1,473,454
Dunkin’ Brands Group, Inc.	6,576	318,015
International Game Technology plc	17,399	499,699
McDonald’s Corp.	51,786	5,829,550

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	255

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – (continued)
Six Flags Entertainment Corp.	2,740	$152,481
		9,841,170
Household Durables – 0.8%
Garmin Ltd.	7,124	344,517
Leggett & Platt, Inc.	6,850	314,278
Tupperware Brands Corp.	21,783	1,296,524
		1,955,319
Household Products – 2.1%
Clorox Co. (The)	10,275	1,233,205
Kimberly-Clark Corp.	20,687	2,366,800
Procter & Gamble Co. (The)	19,591	1,700,499
		5,300,504
Industrial Conglomerates – 0.9%
3M Co.	548	90,584
General Electric Co.	78,364	2,280,393
		2,370,977
Insurance – 4.0%
Allied World Assurance Co. Holdings AG	7,809	335,631
American National Insurance Co.	2,329	272,866
AmTrust Financial Services, Inc.	40,278	1,062,936
Assurant, Inc.	4,110	330,937
Axis Capital Holdings Ltd.	6,850	390,245
Cincinnati Financial Corp.(a)	5,891	416,965
Erie Indemnity Co., Class A	12,878	1,318,578
Everest Re Group Ltd.	6,850	1,394,112
First American Financial Corp.(a)	7,672	299,668
FNF Group	10,549	378,815
Mercury General Corp.(a)	6,028	328,345
Old Republic International Corp.	14,385	242,531
ProAssurance Corp.	6,439	343,199
Progressive Corp. (The)(a)	47,128	1,485,003
Validus Holdings Ltd.	27,263	1,393,139
		9,992,970
Internet Software & Services – 0.6%
j2 Global, Inc.(a)	19,865	1,413,395

Investments	Shares	Value
IT Services – 2.8%
International Business Machines Corp.	18,358	$2,821,441
Jack Henry & Associates, Inc.	13,974	1,132,173
Paychex, Inc.(a)	7,809	431,057
Western Union Co. (The)(a)	71,240	1,429,787
Xerox Corp.	140,699	1,374,629
		7,189,087
Leisure Products – 0.1%
Mattel, Inc.	11,919	375,806
Media – 1.5%
Comcast Corp., Class A	9,727	601,323
Regal Entertainment Group, Class A(a)	15,481	332,996
Viacom, Inc., Class A(a)	26,441	1,118,454
Viacom, Inc., Class B	30,551	1,147,496
Walt Disney Co. (The)	5,343	495,243
		3,695,512
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
Chimera Investment Corp.	20,002	313,431
MFA Financial, Inc.(a)	38,771	283,416
		596,847
Multiline Retail – 2.5%
Kohl’s Corp.(a)	30,551	1,336,606
Macy’s, Inc.	31,921	1,164,797
Nordstrom, Inc.(a)	28,359	1,474,668
Target Corp.	32,606	2,241,011
		6,217,082
Multi-Utilities – 1.4%
Ameren Corp.	26,030	1,300,198
CenterPoint Energy, Inc.	15,207	346,720
CMS Energy Corp.(a)	5,343	225,207
Consolidated Edison, Inc.	9,316	703,824
Public Service Enterprise Group, Inc.	11,782	495,787
SCANA Corp.	5,069	371,862
		3,443,598
Oil, Gas & Consumable Fuels – 6.6%
Chevron Corp.	35,757	3,745,546

See Accompanying Notes to the Financial Statements.

256	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Exxon Mobil Corp.	102,065	$8,504,056
HollyFrontier Corp.(a)	5,754	143,562
Occidental Petroleum Corp.	4,658	339,615
ONEOK, Inc.(a)	29,866	1,446,410
Overseas Shipholding Group, Inc., Class A	124,670	1,092,109
PBF Energy, Inc., Class A(a)	13,974	304,633
Spectra Energy Corp.	16,714	698,812
Williams Cos., Inc. (The)	13,837	404,041
		16,678,784
Paper & Forest Products – 0.2%
Domtar Corp.(a)	10,960	394,012
Pharmaceuticals – 7.1%
Eli Lilly & Co.	23,564	1,739,966
Johnson & Johnson	42,059	4,878,423
Merck & Co., Inc.	137,137	8,052,685
Pfizer, Inc.	105,764	3,353,776
		18,024,850
Semiconductors & Semiconductor Equipment – 6.5%
Intel Corp.	92,338	3,219,826
KLA-Tencor Corp.	9,042	679,144
Linear Technology Corp.	7,946	477,237
Maxim Integrated Products, Inc.	37,538	1,487,631
QUALCOMM, Inc.	85,762	5,893,565
Texas Instruments, Inc.	59,321	4,202,893
Xilinx, Inc.	10,412	529,658
		16,489,954
Software – 1.5%
Activision Blizzard, Inc.	13,563	585,515
CA, Inc.	42,333	1,301,316
Mentor Graphics Corp.	13,152	380,093
Oracle Corp.	5,206	200,015
Symantec Corp.	51,375	1,285,916
		3,752,855
Specialty Retail – 2.7%
American Eagle Outfitters, Inc.	77,953	1,328,319
GameStop Corp., Class A(a)	4,247	102,141
Gap, Inc. (The)	56,307	1,553,510
Home Depot, Inc. (The)	23,290	2,841,613

Investments	Shares	Value
Specialty Retail – (continued)
Staples, Inc.	143,713	$1,063,476
		6,889,059
Technology Hardware, Storage & Peripherals – 5.1%
Apple, Inc.	55,896	6,346,432
HP, Inc.	115,080	1,667,509
Lexmark International, Inc., Class A	36,716	1,457,258
Seagate Technology plc(a)	43,566	1,494,749
Western Digital Corp.	31,099	1,817,426
		12,783,374
Tobacco – 4.5%
Altria Group, Inc.	102,613	6,784,771
Philip Morris International, Inc.	43,840	4,227,930
Reynolds American, Inc.(a)	3,151	173,557
Vector Group Ltd.	13,015	272,534
		11,458,792
Total Common Stocks (Cost $232,707,395)		249,988,590
	No. of Rights
RIGHTS – 0.0%(b)
Food & Staples Retailing – 0.0%(b)
Safeway, Inc. (Casa Ley subsidiary)* (c)	8,450	412
Safeway, Inc. (PDC subsidiary)* (c)	8,450	8,576
Total Rights (Cost $–)		8,988
	Principal Amount
SECURITIES LENDING REINVESTMENTS(d) – 10.2%
CERTIFICATES OF DEPOSIT – 3.6%
Chiba Bank Ltd. (The), New York Branch
0.89%, 12/2/2016	$500,000	500,000
DZ Bank AG, New York
0.90%, 11/18/2016	1,000,000	1,000,000
KBC Bank NV, Brussels
1.00%, 12/27/2016	500,000	499,224

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	257

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(d) – (continued)
CERTIFICATES OF DEPOSIT – (continued)
Landesbank Baden-Wuerttemberg, New York
0.60%, 11/7/2016	$1,000,000	$1,000,000
Landesbank Hessen-Thueringen Girozentrale, London
0.60%, 11/14/2016	1,000,000	1,000,000
Mizuho Corporate Bank Ltd., New York
0.90%, 1/13/2017	500,000	500,083
Norinchukin Bank, New York
0.90%, 11/15/2016	1,500,000	1,500,000
Oversea-Chinese Banking Corp Ltd., New York
0.73%, 12/5/2016	1,000,000	1,000,000
Standard Chartered Bank, New York
0.92%, 12/16/2016	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp., New York
0.92%, 11/22/2016	1,000,000	1,000,000
Total Certificates of Deposit (Cost $8,999,224)		8,999,307

COMMERCIAL PAPER – 0.4%
Caisse Centrale Desjardins
0.40%, 11/1/2016 (Cost $1,000,000)	1,000,000	1,000,000

MASTER DEMAND NOTE – 0.5%
Natixis Financial Products LLC
0.66%, 11/1/2016 (Cost $1,200,000)	1,200,000	1,200,000

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – 5.7%
Citigroup Global Markets, Inc., 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $6,340,644, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 0.46% – 3.15%, maturing 7/27/2017 – 11/25/2025; U.S. Treasury Securities, ranging from 0.00% – 2.38%, maturing 1/15/2017 – 2/15/2045; total market value $6,467,397	$6,340,584	$6,340,584
Deutsche Bank AG, London Branch, 0.80%, dated 10/31/2016, due 11/1/2016, repurchase price $1,600,035, collateralized by various Common Stocks; total market value $1,776,841	1,600,000	1,600,000
Mizuho Securities USA, Inc., 0.33%, dated 10/31/2016, due 11/1/2016, repurchase price $5,000,046, collateralized by various U.S. Treasury Securities, ranging from 0.50% – 1.63%, maturing 11/30/2016 – 4/30/2023; total market value $5,100,001	5,000,000	5,000,000

See Accompanying Notes to the Financial Statements.

258	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(d) – (continued)
REPURCHASE AGREEMENTS – (continued)
Morgan Stanley, 0.81%, dated 10/31/2016, due 12/7/2016, repurchase price $1,501,249, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 2.63%, maturing 6/30/2017 – 9/30/2021; Common Stocks; total market value $1,564,993	$1,500,000	$1,500,000
Total Repurchase Agreements (Cost $14,440,584)		14,440,584
Total Securities Lending Reinvestments (Cost $25,639,808)		25,639,891
Total Investments – 109.3% (Cost $258,347,203)		275,637,469
Liabilities Less Other Assets – (9.3%)		(23,414,515)
NET ASSETS – 100.0%		$252,222,954
*	Non-income producing security.

(a)

The security or a portion of this security is on loan at 10/31/2016. The total value of securities on loan at 10/31/2016 was $25,011,266, collateralized in the form of cash with a value of $25,639,299 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)	Represents less than 0.05% of net assets.

(c)

Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016 amounted to $8,988, which represents approximately 0.00% of net assets of the Fund.

(d)	The security was purchased with cash collateral held from securities on loan at 10/31/2016. The total value of securities purchased was $25,639,891.

Percentages shown are based on Net Assets.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,320,145
Aggregate gross unrealized depreciation	(5,035,407)
Net unrealized appreciation	$17,284,738
Federal income tax cost of investments	$258,352,731

Futures Contracts

FlexShares® Quality Dividend Defensive Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-mini S&P 500® Index Futures Contracts	21	12/16/2016	$2,226,105	$(18,323)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	259

Schedule of Investments

FlexShares® Quality Dividend Dynamic Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 99.3%
Aerospace & Defense – 3.1%
Boeing Co. (The)	7,260	$1,034,042
Lockheed Martin Corp.	2,460	606,095
		1,640,137
Air Freight & Logistics – 1.7%
United Parcel Service, Inc., Class B	8,220	885,787
Automobiles – 0.4%
Ford Motor Co.	16,920	198,641
Banks – 8.2%
Bank of America Corp.	9,210	151,965
Citigroup, Inc.	1,650	81,098
JPMorgan Chase & Co.	29,790	2,063,255
People’s United Financial, Inc.(a)	4,680	76,003
Regions Financial Corp.	32,400	347,004
Wells Fargo & Co.	35,220	1,620,472
		4,339,797
Beverages – 0.9%
Coca-Cola Co. (The)	4,050	171,720
Coca-Cola European Partners plc	5,070	194,891
PepsiCo, Inc.	1,230	131,856
		498,467
Biotechnology – 1.1%
Amgen, Inc.	3,270	461,593
Gilead Sciences, Inc.	1,710	125,907
		587,500
Building Products – 0.1%
Masco Corp.	1,440	44,467
Capital Markets – 3.0%
Ameriprise Financial, Inc.	2,910	257,215
BlackRock, Inc.	390	133,084
Federated Investors, Inc., Class B	7,560	204,120
Invesco Ltd.	9,000	252,810
LPL Financial Holdings, Inc.(a)	9,960	308,361
Morgan Stanley	8,220	275,945

Investments	Shares	Value
Capital Markets – (continued)
NorthStar Asset Management Group, Inc.	12,990	$177,963
		1,609,498
Chemicals – 3.3%
Celanese Corp., Series A	1,140	83,129
Dow Chemical Co. (The)	6,000	322,860
E.I. du Pont de Nemours & Co.	10,980	755,314
Huntsman Corp.	4,080	69,156
LyondellBasell Industries NV, Class A	4,680	372,294
Mosaic Co. (The)	30	706
Trinseo SA	2,490	130,600
		1,734,059
Commercial Services & Supplies – 0.6%
Pitney Bowes, Inc.	13,590	242,446
R.R. Donnelley & Sons Co.(a)	4,051	71,899
		314,345
Communications Equipment – 1.4%
Cisco Systems, Inc.	21,750	667,290
Juniper Networks, Inc.	1,860	48,992
		716,282
Consumer Finance – 0.5%
Navient Corp.	21,090	269,530
Containers & Packaging – 1.9%
Greif, Inc., Class A	6,570	307,870
Greif, Inc., Class B	4,530	263,873
International Paper Co.	2,400	108,072
Packaging Corp. of America	3,930	324,225
		1,004,040
Diversified Consumer Services – 0.3%
H&R Block, Inc.(a)	7,290	167,451
Diversified Telecommunication Services – 3.3%
AT&T, Inc.	22,200	816,738
CenturyLink, Inc.(a)	9,750	259,155
Verizon Communications, Inc.	14,550	699,855
		1,775,748

See Accompanying Notes to the Financial Statements.

260	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electric Utilities – 1.0%
American Electric Power Co., Inc.	2,820	$182,848
Avangrid, Inc.	1,680	66,209
PPL Corp.	8,520	292,577
		541,634
Electrical Equipment – 1.0%
Eaton Corp. plc	1,950	124,351
Emerson Electric Co.	8,250	418,110
		542,461
Energy Equipment & Services – 1.6%
Helmerich & Payne, Inc.(a)	4,170	263,169
Nabors Industries Ltd.	28,620	340,578
Oceaneering International, Inc.	10,290	244,902
Schlumberger Ltd.	270	21,122
		869,771
Equity Real Estate Investment Trusts (REITs) – 5.5%
Apple Hospitality REIT, Inc.	4,680	84,380
Care Capital Properties, Inc.	1,080	28,695
CBL & Associates Properties, Inc.	2,460	26,322
Columbia Property Trust, Inc.	3,750	79,050
Communications Sales & Leasing, Inc.	8,640	245,635
Corrections Corp. of America	12,480	180,336
EPR Properties	1,110	80,719
Gaming and Leisure Properties, Inc.	2,400	78,792
GEO Group, Inc. (The)	2,760	66,130
Hospitality Properties Trust	3,030	82,901
Host Hotels & Resorts, Inc.	17,520	271,210
Lamar Advertising Co., Class A(a)	4,770	302,656
LaSalle Hotel Properties	8,760	208,050
Lexington Realty Trust	3,000	30,420
Liberty Property Trust(a)	2,370	95,819
Medical Properties Trust, Inc.	16,290	227,083
Omega Healthcare Investors, Inc.	1,140	36,286
Outfront Media, Inc.	1,590	34,201
Pebblebrook Hotel Trust(a)	2,010	48,803
RLJ Lodging Trust	12,600	248,472
Ryman Hospitality Properties, Inc.(a)	4,560	229,915

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Select Income REIT	2,790	$69,025
Senior Housing Properties Trust	3,540	75,296
WP Carey, Inc.	1,470	89,288
		2,919,484
Food & Staples Retailing – 0.0%(b)
Wal-Mart Stores, Inc.	150	10,503
Food Products – 0.1%
Flowers Foods, Inc.(a)	4,530	70,306
Health Care Equipment & Supplies – 0.1%
Abbott Laboratories	480	18,835
Medtronic plc	480	39,370
		58,205
Health Care Providers & Services – 2.4%
Cardinal Health, Inc.	1,620	111,278
HealthSouth Corp.	900	36,135
Owens & Minor, Inc.	7,350	238,508
UnitedHealth Group, Inc.	6,180	873,419
		1,259,340
Hotels, Restaurants & Leisure – 1.8%
Darden Restaurants, Inc.	4,170	270,174
International Game Technology plc	3,510	100,807
McDonald’s Corp.	4,410	496,434
Six Flags Entertainment Corp.	1,410	78,467
		945,882
Household Durables – 0.8%
Garmin Ltd.	1,530	73,991
Leggett & Platt, Inc.	1,830	83,960
Tupperware Brands Corp.	3,810	226,771
Whirlpool Corp.	330	49,441
		434,163
Household Products – 0.6%
Procter & Gamble Co. (The)	3,660	317,688
Independent Power and Renewable Electricity Producers – 0.6%
AES Corp.	25,380	298,723

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	261

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Industrial Conglomerates – 4.0%
3M Co.	6,570	$1,086,021
General Electric Co.	34,950	1,017,045
		2,103,066
Insurance – 3.8%
Aflac, Inc.	4,830	332,642
Assured Guaranty Ltd.	11,010	329,089
Lincoln National Corp.	4,800	235,632
MetLife, Inc.	4,980	233,861
Old Republic International Corp.	3,030	51,086
Principal Financial Group, Inc.	6,360	347,256
Prudential Financial, Inc.	5,580	473,128
		2,002,694
Internet Software & Services – 0.6%
j2 Global, Inc.(a)	4,260	303,099
IT Services – 4.2%
Accenture plc, Class A	3,180	369,643
Computer Sciences Corp.	6,300	343,035
International Business Machines Corp.	3,750	576,338
Leidos Holdings, Inc.	3,450	143,416
Paychex, Inc.	1,800	99,360
Science Applications International Corp.	1,080	74,423
Western Union Co. (The)	14,370	288,406
Xerox Corp.	32,490	317,427
		2,212,048
Leisure Products – 0.3%
Hasbro, Inc.	930	77,571
Mattel, Inc.	2,520	79,456
		157,027
Machinery – 1.1%
Cummins, Inc.	2,310	295,264
Timken Co. (The)	8,700	287,535
		582,799
Media – 1.9%
Comcast Corp., Class A	1,920	118,694
Interpublic Group of Cos., Inc. (The)	3,570	79,932

Investments	Shares	Value
Media – (continued)
Meredith Corp.(a)	510	$23,129
Omnicom Group, Inc.	1,500	119,730
Regal Entertainment Group, Class A(a)	2,700	58,077
Sinclair Broadcast Group, Inc., Class A	990	24,849
TEGNA, Inc.	11,730	230,143
Viacom, Inc., Class B	7,320	274,939
Walt Disney Co. (The)	720	66,737
		996,230
Metals & Mining – 1.2%
Nucor Corp.	5,940	290,169
Reliance Steel & Aluminum Co.	3,450	237,291
Steel Dynamics, Inc.	3,510	96,385
		623,845
Mortgage Real Estate Investment Trusts (REITs) – 0.3%
Chimera Investment Corp.	5,190	81,327
MFA Financial, Inc.(a)	11,220	82,018
		163,345
Multiline Retail – 0.9%
Kohl’s Corp.(a)	6,990	305,813
Macy’s, Inc.	4,680	170,773
		476,586
Multi-Utilities – 0.4%
CenterPoint Energy, Inc.	3,840	87,552
Public Service Enterprise Group, Inc.	3,090	130,027
		217,579
Oil, Gas & Consumable Fuels – 6.6%
Chevron Corp.	6,990	732,203
Exxon Mobil Corp.	8,460	704,887
HollyFrontier Corp.(a)	3,180	79,341
Murphy Oil Corp.(a)	1,290	33,372
Occidental Petroleum Corp.	9,030	658,377
ONEOK, Inc.(a)	6,420	310,921
Overseas Shipholding Group, Inc., Class A	22,500	197,100
PBF Energy, Inc., Class A	1,320	28,776
Spectra Energy Corp.	4,050	169,331

See Accompanying Notes to the Financial Statements.

262	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Tesoro Corp.	1,320	$112,160
Valero Energy Corp.	5,580	330,559
Williams Cos., Inc. (The)	4,140	120,888
		3,477,915
Paper & Forest Products – 0.1%
Domtar Corp.	1,710	61,475
Personal Products – 0.2%
Nu Skin Enterprises, Inc., Class A	1,500	92,475
Pharmaceuticals – 7.0%
Eli Lilly & Co.	3,750	276,900
Johnson & Johnson	9,030	1,047,390
Merck & Co., Inc.	27,600	1,620,672
Pfizer, Inc.	23,340	740,111
		3,685,073
Professional Services – 0.6%
ManpowerGroup, Inc.	4,110	315,648
Semiconductors & Semiconductor Equipment – 6.5%
Applied Materials, Inc.	6,270	182,332
Intel Corp.	8,190	285,585
Intersil Corp., Class A	1,770	39,082
KLA-Tencor Corp.	4,110	308,702
Linear Technology Corp.	1,650	99,099
Maxim Integrated Products, Inc.	7,740	306,736
QUALCOMM, Inc.	17,880	1,228,714
Texas Instruments, Inc.	12,630	894,835
Xilinx, Inc.	2,160	109,879
		3,454,964
Software – 1.3%
Activision Blizzard, Inc.	2,610	112,674
CA, Inc.	8,490	260,983
Fair Isaac Corp.	2,280	275,150
Oracle Corp.	390	14,984
Symantec Corp.	1,770	44,303
		708,094

Investments	Shares	Value
Specialty Retail – 3.6%
Best Buy Co., Inc.	8,970	$349,023
GameStop Corp., Class A	2,580	62,049
Gap, Inc. (The)	11,610	320,320
Home Depot, Inc. (The)	6,690	816,247
Lithia Motors, Inc., Class A(a)	630	54,041
Staples, Inc.	30,030	222,222
Tiffany & Co.(a)	1,140	83,699
		1,907,601
Technology Hardware, Storage & Peripherals – 5.0%
Apple, Inc.	11,490	1,304,575
HP, Inc.	24,780	359,062
Lexmark International, Inc., Class A	7,740	307,200
Seagate Technology plc(a)	8,280	284,087
Western Digital Corp.	6,600	385,704
		2,640,628
Tobacco – 4.4%
Altria Group, Inc.	9,510	628,801
Philip Morris International, Inc.	17,520	1,689,629
Vector Group Ltd.	1,560	32,670
		2,351,100
Total Common Stocks (Cost $49,435,253)		52,587,200
	Principal Amount
SECURITIES LENDING REINVESTMENTS(c) – 5.6%
COMMERCIAL PAPER – 0.2%
Caisse Centrale Desjardins
0.40%, 11/1/2016 (Cost $100,000)	$100,000	100,000

MASTER DEMAND NOTE – 0.2%
Natixis Financial Products LLC
0.66%, 11/1/2016 (Cost $100,000)	100,000	100,000

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	263

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(c) – (continued)
REPURCHASE AGREEMENTS – 5.2%
Citigroup Global Markets, Inc., 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $1,470,008, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 0.46% – 3.15%, maturing 7/27/2017 – 11/25/2025; U.S. Treasury Securities, ranging from 0.00% – 2.38%, maturing 1/15/2017 – 2/15/2045; total market value $1,499,394	$1,469,994	$1,469,994
Deutsche Bank AG, London Branch, 0.80%, dated 10/31/2016, due 11/1/2016, repurchase price $100,002, collateralized by various Common Stocks; total market value $111,053	100,000	100,000
Societe Generale, New York Branch, 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $1,200,011, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 3.00% – 7.50%, maturing 9/20/2023 – 4/20/2066; U.S. Treasury Securities, ranging from 0.00% – 7.88%, maturing 10/15/2017 – 11/15/2044; total market value $1,224,000	1,200,000	1,200,000
Total Repurchase Agreements (Cost $2,769,994)		2,769,994
Total Securities Lending Reinvestments (Cost $2,969,994)		2,969,994

Value
Total Investments – 104.9% (Cost $52,405,247)	$55,557,194
Liabilities Less Other Assets – (4.9%)	(2,578,305)
NET ASSETS – 100.0%	$52,978,889

(a)

The security or a portion of this security is on loan at 10/31/2016. The total value of securities on loan at 10/31/2016 was $2,894,335, collateralized in the form of cash with a value of $2,969,993 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at 10/31/2016. The total value of securities purchased was $2,969,994.

Percentages shown are based on Net Assets.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,404,124
Aggregate gross unrealized depreciation	(1,265,248)
Net unrealized appreciation	$3,138,876
Federal income tax cost of investments	$52,418,318

See Accompanying Notes to the Financial Statements.

264	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Futures Contracts

FlexShares® Quality Dividend Dynamic Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-mini S&P 500® Index Futures Contracts	3	12/16/2016	$318,015	$(1,235)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	265

Schedule of Investments

FlexShares® International Quality Dividend Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 99.0%
Air Freight & Logistics – 0.7%
bpost SA	134,810	$3,581,417
Auto Components – 0.9%
Bridgestone Corp.	123,200	4,589,884
Automobiles – 1.9%
Fuji Heavy Industries Ltd.	110,500	4,304,963
Toyota Motor Corp.	88,400	5,113,799
		9,418,762
Banks – 12.9%
Aozora Bank Ltd.	1,060,000	3,500,214
Australia & New Zealand Banking Group Ltd.	6,630	140,506
Banco Bilbao Vizcaya Argentaria SA	466,771	3,365,794
Banco Santander Chile	3,411,135	190,836
Bank of China Ltd., Class H	5,525,000	2,479,352
BOC Hong Kong Holdings Ltd.	884,000	3,157,611
Canadian Imperial Bank of Commerce	57,239	4,292,124
Commonwealth Bank of Australia	119,782	6,689,360
Credit Agricole SA	145,418	1,567,292
Intesa Sanpaolo SpA	2,168,010	5,014,568
Intesa Sanpaolo SpA (Retirement Savings Plan)	1,919,164	4,140,254
Komercni banka A/S	30,940	1,131,761
Mitsubishi UFJ Financial Group, Inc.	22,100	114,532
National Australia Bank Ltd.	189,397	4,035,406
Natixis SA	949,416	4,792,653
Nordea Bank AB	209,729	2,207,368
Royal Bank of Canada	103,870	6,494,539
Skandinaviska Enskilda Banken AB, Class A	145,197	1,467,018
Skandinaviska Enskilda Banken AB, Class C	97,461	987,952
Swedbank AB, Class A(a)	68,510	1,606,907
Westpac Banking Corp.(a)	287,521	6,666,504
		64,042,551

Investments	Shares	Value
Beverages – 0.1%
Anheuser-Busch InBev SA	3,757	$430,581
Hite Jinro Co. Ltd.	10,608	203,956
		634,537
Capital Markets – 3.2%
Banca Generali SpA	49,504	1,097,807
CI Financial Corp.(a)	161,109	2,966,738
Coronation Fund Managers Ltd.(a)	609,739	3,280,131
IGM Financial, Inc.	128,180	3,442,999
Macquarie Group Ltd.	23,426	1,422,516
Partners Group Holding AG	1,547	783,747
UBS Group AG (Registered)	184,756	2,615,617
		15,609,555
Chemicals – 2.2%
BASF SE	65,195	5,738,781
Kuraray Co. Ltd.	66,300	1,005,683
Potash Corp. of Saskatchewan, Inc.	255,918	4,164,575
		10,909,039
Commercial Services & Supplies – 1.0%
Edenred(a)	173,706	4,018,741
Rentokil Initial plc	381,667	1,063,826
		5,082,567
Communications Equipment – 1.1%
Telefonaktiebolaget LM Ericsson, Class A	502,112	2,716,075
Telefonaktiebolaget LM Ericsson, Class B	599,352	2,904,580
		5,620,655
Construction & Engineering – 0.6%
CIMIC Group Ltd.(a)	130,390	2,935,928
Construction Materials – 0.3%
Indocement Tunggal Prakarsa Tbk. PT	464,100	585,104
Taiwan Cement Corp.	663,000	795,201
		1,380,305

See Accompanying Notes to the Financial Statements.

266	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Financial Services – 1.3%
Banca Mediolanum SpA	262,548	$1,813,172
Rural Electrification Corp. Ltd.	2,171,104	4,385,346
		6,198,518
Diversified Telecommunication Services – 2.5%
Bezeq The Israeli Telecommunication Corp. Ltd.	1,782,807	3,235,391
Maroc Telecom	31,603	427,656
O2 Czech Republic A/S(a)	272,714	2,498,893
TalkTalk Telecom Group plc(a)	511,394	1,271,199
Telecom Egypt Co.	982,787	969,511
Telenor ASA(a)	74,477	1,186,910
Telia Co. AB	299,676	1,199,169
Vivendi SA	84,201	1,700,187
		12,488,916
Electric Utilities – 1.6%
CEZ A/S	60,775	1,143,844
Endesa SA	27,183	577,038
Federal Grid Co. Unified Energy System PJSC	552,597,461	1,493,049
Fortum OYJ	249,951	4,162,004
Korea Electric Power Corp.	1,547	66,585
SSE plc	35,581	691,144
		8,133,664
Electrical Equipment – 0.9%
Mitsubishi Electric Corp.	155,500	2,104,951
Vestas Wind Systems A/S	29,614	2,371,773
		4,476,724
Electronic Equipment, Instruments & Components – 1.3%
Keyence Corp.	500	366,656
Omron Corp.	101,600	3,896,351
WPG Holdings Ltd.	884,000	1,036,457
Zhen Ding Technology Holding Ltd.	442,000	1,007,044
		6,306,508

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – 2.0%
Fortress Income Fund Ltd., Class A	862,121	$1,045,479
H&R REIT	24,973	425,021
Japan Retail Fund Investment Corp.	121	273,930
Link REIT	299,000	2,132,175
Redefine Properties Ltd.	1,296,713	1,113,735
RioCan REIT	19,448	378,440
Smart REIT	35,360	882,516
Unibail-Rodamco SE	15,691	3,732,503
		9,983,799
Food & Staples Retailing – 1.6%
Casino Guichard Perrachon SA	21,437	1,065,220
J Sainsbury plc	100,113	306,670
Kesko OYJ, Class A	13,923	649,720
Koninklijke Ahold Delhaize NV*	87,958	2,005,045
Wm Morrison Supermarkets plc(a)	1,348,542	3,729,175
		7,755,830
Food Products – 1.7%
Nestle SA (Registered)	64,532	4,682,143
Orkla ASA(a)	405,535	3,835,932
		8,518,075
Gas Utilities – 1.8%
Cia de Gas de Sao Paulo – COMGAS (Preference), Class A	221,000	3,629,988
Enagas SA	124,644	3,572,999
Gas Natural SDG SA	97,240	1,916,036
		9,119,023
Health Care Equipment & Supplies – 0.9%
Hoya Corp.	102,400	4,272,960
Hotels, Restaurants & Leisure – 1.9%
OPAP SA	461,890	3,934,136
Sands China Ltd.(a)	1,060,800	4,616,724
SJM Holdings Ltd.(a)	1,547,000	1,071,251
		9,622,111

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	267

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Household Durables – 1.7%
Berkeley Group Holdings plc	32,708	$942,024
Casio Computer Co. Ltd.(a)	176,800	2,466,468
Panasonic Corp.	132,600	1,384,234
Persimmon plc	173,043	3,578,883
		8,371,609
Independent Power and Renewable Electricity Producers – 1.5%
China Power International Development Ltd.	1,326,000	483,901
Datang International Power Generation Co. Ltd., Class H	3,536,000	952,983
Huadian Power International Corp. Ltd., Class H(a)	2,210,000	948,993
Huaneng Power International, Inc., Class H	1,768,000	1,087,495
Unipro PJSC	81,989,674	3,780,189
		7,253,561
Insurance – 6.1%
Admiral Group plc	138,125	3,232,768
Aegon NV(a)	311,831	1,342,705
Allianz SE (Registered)	31,824	4,953,737
BB Seguridade Participacoes SA	442,000	4,467,678
Direct Line Insurance Group plc	656,812	2,775,382
Euler Hermes Group	47,073	4,079,092
Gjensidige Forsikring ASA	176,137	3,161,370
Legal & General Group plc	543,218	1,388,772
Power Corp. of Canada	45,526	977,268
Power Financial Corp.	45,526	1,076,795
Powszechny Zaklad Ubezpieczen SA	150,280	1,040,087
Sompo Holdings, Inc.	44,200	1,431,763
Tokio Marine Holdings, Inc.	12,900	509,322
		30,436,739
Internet Software & Services – 0.4%
Tencent Holdings Ltd.	66,300	1,759,485
Yahoo Japan Corp.	44,200	169,506
		1,928,991

Investments	Shares	Value
Leisure Products – 1.3%
Bandai Namco Holdings, Inc.	110,500	$3,312,319
Sankyo Co. Ltd.	88,400	3,112,528
		6,424,847
Machinery – 4.1%
FANUC Corp.	24,500	4,588,286
Hino Motors Ltd.	309,400	3,371,204
IMI plc	32,929	399,618
Kawasaki Heavy Industries Ltd.	326,000	952,391
Komatsu Ltd.	66,300	1,478,240
Metso OYJ(a)	123,981	3,248,200
Minebea Co. Ltd.	287,300	2,936,292
Turk Traktor ve Ziraat Makineleri A/S	125,749	3,260,934
		20,235,165
Marine – 0.2%
Seaspan Corp.	66,300	820,131
Media – 2.5%
Eutelsat Communications SA(a)	190,944	3,997,875
Multiplus SA	287,300	3,942,168
Pearson plc	352,274	3,257,941
ProSiebenSat.1 Media SE	26,078	1,122,314
		12,320,298
Metals & Mining – 2.8%
BHP Billiton plc	146,523	2,208,396
Eregli Demir ve Celik Fabrikalari TAS	2,232,542	3,028,104
Novolipetsk Steel PJSC	1,350,531	2,188,312
Rio Tinto plc	68,068	2,359,744
Severstal PJSC	308,516	4,320,923
		14,105,479
Multi-Utilities – 0.5%
Engie SA(a)	99,671	1,435,121
RWE AG*	77,129	1,222,576
		2,657,697
Oil, Gas & Consumable Fuels – 7.4%
BP plc	1,348,321	7,962,500
Coal India Ltd.	781,456	3,807,443
Eni SpA	175,695	2,544,204

See Accompanying Notes to the Financial Statements.

268	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Husky Energy, Inc.	81,328	$875,630
Origin Energy Ltd.	35,360	143,953
Royal Dutch Shell plc, Class A	285,081	7,095,109
Royal Dutch Shell plc, Class B	258,791	6,682,510
Showa Shell Sekiyu KK	110,500	1,031,551
Surgutneftegas OJSC (Preference)	1,834,478	832,755
Surgutneftegas OJSC (Preference), ADR	553,146	2,563,832
TonenGeneral Sekiyu KK	138,000	1,360,499
TOTAL SA(a)	13,913	666,793
Tupras Turkiye Petrol Rafinerileri A/S	54,808	1,115,966
		36,682,745
Paper & Forest Products – 1.0%
Fibria Celulose SA	110,500	895,281
UPM-Kymmene OYJ	169,286	3,934,112
		4,829,393
Personal Products – 1.6%
Kao Corp.	19,500	1,002,974
Unilever NV, CVA(a)	169,286	7,085,113
		8,088,087
Pharmaceuticals – 5.9%
Bayer AG (Registered)	2,873	284,358
GlaxoSmithKline plc	340,340	6,725,209
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	1,540,000	3,642,056
Novartis AG (Registered)	43,979	3,130,874
Novo Nordisk A/S, Class B	11,934	426,280
Orion OYJ, Class A	94,809	4,024,155
Orion OYJ, Class B	95,251	4,050,225
Roche Holding AG	22,542	5,185,868
Sanofi	22,100	1,719,079
		29,188,104
Professional Services – 0.3%
Adecco Group AG (Registered)	20,774	1,236,273

Investments	Shares	Value
Real Estate Management & Development – 2.9%
China Evergrande Group(a)	5,083,000	$3,362,514
Daito Trust Construction Co. Ltd.	26,000	4,348,384
KWG Property Holding Ltd.	4,530,500	2,628,968
Land & Houses PCL, NVDR	906,100	238,192
SP Setia Bhd. Group	4,641,000	3,872,110
		14,450,168
Road & Rail – 0.4%
Aurizon Holdings Ltd.	330,837	1,228,542
BTS Group Holdings PCL, NVDR	3,867,500	944,842
		2,173,384
Semiconductors & Semiconductor Equipment – 2.0%
Nanya Technology Corp.	884,000	1,147,106
Novatek Microelectronics Corp.	1,105,000	4,149,331
Siliconware Precision Industries Co. Ltd.	663,000	1,003,193
STMicroelectronics NV(a)	179,231	1,706,761
Taiwan Semiconductor Manufacturing Co. Ltd.	221,000	1,320,082
Tokyo Electron Ltd.	8,400	758,426
		10,084,899
Software – 0.1%
Oracle Corp. Japan	6,300	342,922
Specialty Retail – 0.5%
Hennes & Mauritz AB, Class B	46,852	1,319,636
USS Co. Ltd.	66,300	1,121,772
		2,441,408
Technology Hardware, Storage & Peripherals – 1.2%
Canon, Inc.	76,400	2,193,451
Compal Electronics, Inc.	1,547,000	921,607
Pegatron Corp.	442,000	1,190,525
Samsung Electronics Co. Ltd.	1,105	1,582,779
		5,888,362
Textiles, Apparel & Luxury Goods – 2.2%
Belle International Holdings Ltd.(a)	5,746,000	3,482,492

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	269

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Textiles, Apparel & Luxury Goods – (continued)
HUGO BOSS AG	59,670	$3,742,121
Li & Fung Ltd.(a)	7,514,000	3,701,358
		10,925,971
Tobacco – 3.7%
British American Tobacco plc	261,443	14,975,069
Japan Tobacco, Inc.	82,300	3,128,003
		18,103,072
Trading Companies & Distributors – 0.2%
Sumitomo Corp.	66,300	763,095
Transportation Infrastructure – 1.8%
Hopewell Highway Infrastructure Ltd.	773,500	413,938
Hutchison Port Holdings Trust, Class U(a)	8,773,700	3,904,296
Jiangsu Expressway Co. Ltd., Class H	748,000	1,018,573
TAV Havalimanlari Holding A/S	915,161	3,759,296
		9,096,103
Wireless Telecommunication Services – 4.3%
Advanced Info Service PCL, NVDR	221,000	969,312
Freenet AG	129,948	3,718,631
Intouch Holdings PCL, NVDR	1,105,000	1,673,405
MegaFon PJSC	124,865	1,187,699
Mobile TeleSystems PJSC	1,044,446	3,688,353
MTN Group Ltd.(a)	147,628	1,274,205
StarHub Ltd.(a)	1,105,000	2,683,311
Tele2 AB, Class B(a)	111,163	919,838
Total Access Communication PCL, NVDR	928,200	828,809
Turkcell Iletisim Hizmetleri A/S*	270,504	870,945
Vodacom Group Ltd.(a)	328,185	3,540,479
Vodafone Group plc	29,835	81,885
		21,436,872
Total Common Stocks (Cost $492,530,195)		490,966,703

Investments	No. of Rights	Value
RIGHT – 0.0%
Wireless Telecommunication Services – 0.0%
Tele2 AB, expiring 11/16/2016, price 53.00 SEK (Cost $–)* (b)	111,163	$—
	Principal Amount
SECURITIES LENDING REINVESTMENTS(c) – 0.4%
CERTIFICATES OF DEPOSIT – 0.2%
Landesbank Baden-Wuerttemberg, New York
0.60%, 11/7/2016	$500,000	500,000
Oversea-Chinese Banking Corp Ltd., New York
0.73%, 12/5/2016	500,000	500,000
Total Certificates of Deposit (Cost $1,000,000)		1,000,000

COMMERCIAL PAPER – 0.0%(d)
Caisse Centrale Desjardins
0.40%, 11/1/2016 (Cost $50,000)	50,000	50,000

MASTER DEMAND NOTE – 0.1%
Natixis Financial Products LLC
0.66%, 11/1/2016 (Cost $300,000)	300,000	300,000

See Accompanying Notes to the Financial Statements.

270	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(c) – (continued)
REPURCHASE AGREEMENTS – 0.1%
Citigroup Global Markets, Inc., 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $473,605, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 0.46% – 3.15%, maturing 7/27/2017 – 11/25/2025; U.S. Treasury Securities, ranging from 0.00% – 2.38%, maturing 1/15/2017 – 2/15/2045; total market value $483,072	$473,600	$473,600
Deutsche Bank AG, London Branch, 0.80%, dated 10/31/2016, due 11/1/2016, repurchase price $100,002, collateralized by various Common Stocks; total market value $111,053	100,000	100,000
Total Repurchase Agreements (Cost $573,600)		573,600
Total Securities Lending Reinvestments (Cost $1,923,600)		1,923,600
Total Investments –99.4% (Cost $494,453,795)		492,890,303
Other Assets Less Liabilities – 0.6%		3,159,689
NET ASSETS – 100.0%		$496,049,992

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at 10/31/2016. The total value of securities on loan at 10/31/2016 was $48,257,213, collateralized in the form of cash with a value of $1,923,599 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $6,026,435 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 3.75%, and maturity dates ranging from 11/3/2016 – 5/15/2045 and

$43,001,198 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from 11/3/2016 – 3/22/2068; a total value of $50,951,232.

(b)

Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(c)	The security was purchased with cash collateral held from securities on loan at 10/31/2016. The total value of securities purchased was $1,923,600.

(d)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

CVA – Dutch Certification

NVDR – Non-Voting Depositary Receipt

OJSC – Open Joint Stock Company

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SEK – Swedish Krona

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$28,400,859
Aggregate gross unrealized depreciation	(32,624,692)
Net unrealized depreciation	$(4,223,833)
Federal income tax cost of investments	$497,114,136

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	271

FlexShares® International Quality Dividend Index Fund (cont.)

Futures Contracts

FlexShares® International Quality Dividend Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation (Depreciation)
EURO STOXX 50® Index Futures Contracts	45	12/16/2016	$1,506,014	$33,067
FTSE 100® Index Futures Contracts	13	12/16/2016	1,099,750	34,202
Hang Seng Index Futures Contract	1	11/29/2016	147,682	(4,330)
Mini MSCI Emerging Markets Index Futures Contracts	23	12/16/2016	1,039,025	(9,569)
S&P Toronto Stock Exchange 60® Index Futures Contracts	2	12/15/2016	258,609	5,810
SPI 200® Index Futures Contracts	5	12/15/2016	503,178	1,351
Tokyo Price Index Futures Contracts	6	12/08/2016	796,498	26,374
				$86,905

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Index Fund had the following outstanding contracts as of October 31, 2016:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation (Depreciation)
CAD	128,918	Bank of Montreal	USD	98,078	12/21/2016	$(1,852)
CAD	132,239	Citibank NA	USD	100,000	12/21/2016	(1,295)
EUR	568,438	Bank of Montreal	USD	638,137	12/21/2016	(13,580)
GBP	23,565	JPMorgan Chase Bank	USD	30,878	12/21/2016	(2,072)
JPY	40,525,208	Citibank NA	USD	400,000	12/21/2016	(13,546)
JPY	35,181,756	Bank of New York	USD	343,975	12/21/2016	(8,477)
RUB	13,130,580	Toronto-Dominion Bank (The)	USD	197,631	12/21/2016	7,048
SEK	337,877	JPMorgan Chase Bank	USD	39,588	12/21/2016	(2,040)
TWD	2,266,680	Toronto-Dominion Bank (The)	USD	71,708	12/21/2016	197
USD	353,543	Citibank NA	AUD	468,715	12/21/2016	(2,675)
USD	16,990	BNP Paribas SA	BRL	57,366	12/21/2016	(858)
USD	100,000	Toronto-Dominion Bank (The)	CAD	130,869	12/21/2016	2,317
USD	17,642	Morgan Stanley	CHF	17,194	12/21/2016	205
USD	400,000	Bank of New York	EUR	356,522	12/21/2016	8,281
USD	100,000	JPMorgan Chase Bank	GBP	77,040	12/21/2016	5,828
USD	696,280	Bank of New York	HKD	5,398,224	12/21/2016	(60)
USD	257,773	Societe Generale	INR	17,483,608	12/21/2016	(2,081)
USD	420,000	Societe Generale	JPY	42,508,834	12/21/2016	14,630
USD	217,948	Citibank NA	KRW	245,149,805	12/21/2016	3,743
USD	200,000	Goldman Sachs & Co.	RUB	13,268,404	12/21/2016	(6,827)
						$(13,114)

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

RUB – Russian Ruble

SEK – Swedish Krona

TWD – Taiwan Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

272	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

FlexShares® International Quality Dividend Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2016:

Australia	4.7%
Belgium	0.8
Brazil	2.6
Canada	5.2
Chile	0.0 †
China	5.3
Czech Republic	1.0
Denmark	0.6
Egypt	0.2
Finland	4.0
France	6.1
Germany	4.2
Greece	0.8
Hong Kong	2.3
India	1.7
Indonesia	0.1
Israel	0.7
Italy	2.9
Japan	14.4
Malaysia	0.8
Morocco	0.1
Netherlands	2.1
Norway	1.7
Poland	0.2
Russia	4.0
Singapore	1.3
South Africa	2.1
South Korea	0.4
Spain	1.9
Sweden	3.1
Switzerland	3.6
Taiwan	2.5
Thailand	0.9
Turkey	2.4
United Kingdom	14.3
Other[1]	1.0
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	273

Schedule of Investments

FlexShares® International Quality Dividend Defensive Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 98.5%
Air Freight & Logistics – 1.0%
bpost SA	21,105	$560,684
Deutsche Post AG (Registered)	6,125	189,543
		750,227
Airlines – 1.2%
easyJet plc	25,515	291,887
Japan Airlines Co. Ltd.	21,000	618,699
		910,586
Auto Components – 0.3%
Bridgestone Corp.	4,500	167,650
Nokian Renkaat OYJ	2,870	96,176
		263,826
Automobiles – 1.5%
Fuji Heavy Industries Ltd.	17,500	681,781
Mitsubishi Motors Corp.	31,500	175,358
Toyota Motor Corp.	5,800	335,521
		1,192,660
Banks – 13.0%
Aozora Bank Ltd.	175,000	577,866
Australia & New Zealand Banking Group Ltd.	24,815	525,891
Bank Hapoalim BM	9,870	56,896
Banque Cantonale Vaudoise (Registered)	210	131,980
BMCE Bank	7,490	156,779
Canadian Imperial Bank of Commerce	9,240	692,871
China Everbright Bank Co. Ltd., Class H(a)	140,000	63,908
Commercial International Bank Egypt SAE	54,495	317,214
Commonwealth Bank of Australia	18,795	1,049,628
Industrial & Commercial Bank of China Ltd., Class H	210,000	126,463
Intesa Sanpaolo SpA	407,785	943,199
Intesa Sanpaolo SpA (Retirement Savings Plan)	235,900	508,912

Investments	Shares	Value
Banks – (continued)
Komercni banka A/S	4,900	$179,238
Malayan Banking Bhd.	100,162	188,625
Mitsubishi UFJ Financial Group, Inc.	3,500	18,139
National Australia Bank Ltd.	29,750	633,871
National Bank of Canada(a)	5,425	193,806
Nordea Bank AB	31,955	336,322
Royal Bank of Canada	16,765	1,048,242
Skandinaviska Enskilda Banken AB, Class A	16,730	169,034
Skandinaviska Enskilda Banken AB, Class C	25,060	254,031
Swedbank AB, Class A(a)	11,200	262,697
UniCredit SpA	14,350	35,551
Westpac Banking Corp.(a)	71,225	1,651,433
		10,122,596
Beverages – 0.1%
Anheuser-Busch InBev SA	665	76,214
Capital Markets – 2.6%
Banca Generali SpA	7,315	162,219
CI Financial Corp.(a)	10,850	199,797
Coronation Fund Managers Ltd.(a)	106,540	573,139
Deutsche Boerse AG	2,520	188,038
IGM Financial, Inc.(a)	5,495	147,599
Partners Group Holding AG	1,400	709,273
		1,980,065
Chemicals – 1.0%
BASF SE	525	46,213
Potash Corp. of Saskatchewan, Inc.	40,320	656,131
Yara International ASA	1,995	70,598
		772,942
Commercial Services & Supplies – 1.7%
Edenred(a)	27,020	625,116
KEPCO Plant Service & Engineering Co. Ltd.	1,680	80,605
Rentokil Initial plc	19,285	53,753
Societe BIC SA	3,815	528,187
		1,287,661

See Accompanying Notes to the Financial Statements.

274	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Communications Equipment –1.1%
Telefonaktiebolaget LM Ericsson, Class A(a)	71,400	$386,224
Telefonaktiebolaget LM Ericsson, Class B	102,375	496,130
		882,354
Construction & Engineering – 0.2%
Vinci SA	1,890	136,699
Construction Materials – 0.0%(b)
LafargeHolcim Maroc SA	70	16,568
Diversified Financial Services – 0.9%
Rural Electrification Corp. Ltd.	347,200	701,299
Diversified Telecommunication Services – 3.5%
Bezeq The Israeli Telecommunication Corp. Ltd.	305,935	555,203
Maroc Telecom	11,130	150,613
O2 Czech Republic A/S(a)	61,915	567,331
Proximus SADP	5,635	161,098
Spark New Zealand Ltd.	67,305	176,229
TalkTalk Telecom Group plc(a)	38,255	95,092
Telecom Egypt Co.	169,680	167,388
Telenor ASA(a)	13,230	210,841
Telia Co. AB	46,830	187,393
Telstra Corp. Ltd.	41,615	157,701
Vivendi SA	13,545	273,501
		2,702,390
Electric Utilities – 2.5%
CEZ A/S	9,555	179,834
Cia Energetica de Minas Gerais (Preference)	63,000	194,024
Endesa SA	28,980	615,185
Federal Grid Co. Unified Energy System PJSC	48,164,690	130,135
Fortum OYJ	38,010	632,915
Korea Electric Power Corp.	4,690	201,864
		1,953,957
Electronic Equipment, Instruments & Components – 0.2%
Innolux Corp.	210,000	70,871
Murata Manufacturing Co. Ltd.	800	111,681
		182,552

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – 1.8%
Fortress Income Fund Ltd., Class A	149,170	$180,896
Gecina SA	1,015	147,759
GPT Group (The)	43,645	154,766
H&R REIT	28,035	477,134
Japan Retail Fund Investment Corp.	25	56,597
Link REIT	18,500	131,924
RioCan REIT	6,685	130,084
Smart REIT	5,215	130,156
		1,409,316
Food & Staples Retailing – 0.9%
Kesko OYJ, Class A	1,750	81,664
Lawson, Inc.	2,900	220,222
METRO AG (Preference)	14,980	408,885
		710,771
Food Products – 2.6%
Nestle SA (Registered)	19,250	1,396,691
Orkla ASA(a)	63,315	598,893
		1,995,584
Gas Utilities – 1.2%
Cia de Gas de Sao Paulo – COMGAS (Preference), Class A	36,700	602,808
Enagas SA	5,005	143,471
Snam SpA	36,085	189,950
		936,229
Health Care Technology – 0.4%
M3, Inc.	9,300	283,199
Hotels, Restaurants & Leisure – 1.7%
Oriental Land Co. Ltd.	8,200	478,883
Sands China Ltd.	155,200	675,448
SJM Holdings Ltd.	245,000	169,655
		1,323,986
Household Durables – 0.9%
Berkeley Group Holdings plc	4,935	142,133
Persimmon plc	27,230	563,172
		705,305

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	275

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Independent Power and Renewable Electricity Producers – 1.3%
Datang International Power Generation Co. Ltd., Class H	630,000	$169,791
Huadian Power International Corp. Ltd., Class H(a)	140,000	60,117
Huaneng Power International, Inc., Class H	280,000	172,228
Unipro PJSC	12,999,904	599,369
		1,001,505
Industrial Conglomerates – 0.2%
HAP Seng Consolidated Bhd.	84,000	155,986
Insurance – 5.7%
Admiral Group plc	21,910	512,796
Allianz SE (Registered)	175	27,240
Direct Line Insurance Group plc	88,550	374,171
Dongbu Insurance Co. Ltd.	2,485	154,410
Euler Hermes Group	7,455	646,010
Gjensidige Forsikring ASA	34,335	616,257
Jardine Lloyd Thompson Group plc	19,215	241,165
Medibank Pvt Ltd.	65,100	127,808
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,715	332,005
Powszechny Zaklad Ubezpieczen SA	23,590	163,266
Sampo OYJ, Class A	13,300	608,984
SCOR SE	4,375	141,430
Sompo Holdings, Inc.	1,300	42,111
Tryg A/S	22,820	445,226
		4,432,879
Internet Software & Services – 1.0%
Kakaku.com, Inc.	29,500	495,480
Tencent Holdings Ltd.	10,500	278,651
		774,131
IT Services – 0.7%
Otsuka Corp.	11,900	566,208
Leisure Products – 0.7%
Sankyo Co. Ltd.	14,700	517,581

Investments	Shares	Value
Machinery – 3.6%
FANUC Corp.	3,500	$655,469
Hino Motors Ltd.	49,000	533,901
Kone OYJ, Class B(a)	8,260	379,660
MAN SE (Preference)	1,435	144,956
Metso OYJ(a)	630	16,506
Minebea Co. Ltd.	43,700	446,627
SKF AB, Class A	4,235	71,964
Turk Traktor ve Ziraat Makineleri A/S	19,600	508,269
		2,757,352
Marine – 0.2%
Seaspan Corp.	10,500	129,885
Media – 2.2%
Eutelsat Communications SA(a)	30,100	630,216
Multiplus SA	49,000	672,350
ProSiebenSat.1 Media SE	4,165	179,248
Shaw Communications, Inc., Class B	10,045	199,214
		1,681,028
Metals & Mining – 4.7%
Agnico Eagle Mines Ltd.	3,788	192,530
Barrick Gold Corp.	13,950	245,641
Eregli Demir ve Celik Fabrikalari TAS	347,445	471,256
Franco-Nevada Corp.	2,633	172,469
Gold Fields Ltd.	31,360	127,487
Goldcorp, Inc.	10,828	164,571
Novolipetsk Steel PJSC	397,775	644,529
Polymetal International plc	40,565	441,275
Rio Tinto plc	13,895	481,704
Severstal PJSC	7,337	102,758
Severstal PJSC, GDR	41,838	589,916
		3,634,136
Multiline Retail – 0.0%(b)
Marks & Spencer Group plc	4,270	17,751
Next plc(a)	245	14,406
		32,157
Multi-Utilities – 0.5%
Engie SA(a)	15,190	218,715

See Accompanying Notes to the Financial Statements.

276	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Multi-Utilities – (continued)
RWE AG*	12,390	$196,394
		415,109
Oil, Gas & Consumable Fuels – 7.7%
BP plc	228,690	1,350,527
Coal India Ltd.	119,875	584,060
Eni SpA	27,160	393,299
Husky Energy, Inc.	14,420	155,255
Royal Dutch Shell plc, Class A	50,785	1,263,940
Royal Dutch Shell plc, Class B	31,325	808,875
Showa Shell Sekiyu KK	17,500	163,368
Surgutneftegas OJSC (Preference)	338,132	153,494
Surgutneftegas OJSC (Preference), ADR	83,805	388,436
Tatneft PJSC (Preference)	23,905	76,675
TonenGeneral Sekiyu KK	16,800	165,626
TOTAL SA	2,382	114,159
Tupras Turkiye Petrol Rafinerileri A/S	8,925	181,725
Vermilion Energy, Inc.(a)	4,095	160,714
		5,960,153
Paper & Forest Products – 0.2%
Fibria Celulose SA	17,500	141,787
Personal Products – 1.5%
Unilever NV, CVA(a)	27,370	1,145,514
Pharmaceuticals – 6.4%
Astellas Pharma, Inc.	47,300	701,949
Bayer AG (Registered)	560	55,427
Eisai Co. Ltd.	1,300	82,861
GlaxoSmithKline plc	53,445	1,056,087
Mitsubishi Tanabe Pharma Corp.	3,500	68,145
Novartis AG (Registered)	6,825	485,873
Novo Nordisk A/S, Class B	2,100	75,012
Orion OYJ, Class A	8,295	352,080
Orion OYJ, Class B	15,470	657,809
Roche Holding AG	3,290	756,876
Sanofi	1,540	119,791
Shionogi & Co. Ltd.	11,200	551,873
		4,963,783

Investments	Shares	Value
Professional Services – 0.4%
RELX NV	16,485	$277,839
Real Estate Management & Development – 3.2%
Azrieli Group Ltd.	3,920	166,774
China Evergrande Group(a)	805,000	532,525
Daito Trust Construction Co. Ltd.	4,000	668,982
Pruksa Real Estate PCL, NVDR	777,000	512,856
SP Setia Bhd. Group	731,500	610,310
		2,491,447
Road & Rail – 0.5%
Aurizon Holdings Ltd.	59,255	220,040
BTS Group Holdings PCL, NVDR	626,500	153,056
		373,096
Semiconductors & Semiconductor Equipment –1.5%
Nanya Technology Corp.	140,000	181,668
Novatek Microelectronics Corp.	170,000	638,358
Siliconware Precision Industries Co. Ltd.	105,000	158,877
Taiwan Semiconductor Manufacturing Co. Ltd.	35,000	209,063
		1,187,966
Specialty Retail – 1.4%
ABC-Mart, Inc.(a)	3,500	212,828
Fast Retailing Co. Ltd.	600	202,465
Hennes & Mauritz AB, Class B	21,455	604,302
Nitori Holdings Co. Ltd.	500	59,809
		1,079,404
Technology Hardware, Storage & Peripherals – 1.3%
Asustek Computer, Inc.	16,000	140,188
Canon, Inc.	11,100	318,682
Compal Electronics, Inc.	245,000	145,956
Pegatron Corp.	70,000	188,545
Samsung Electronics Co. Ltd.	175	250,666
		1,044,037
Textiles, Apparel & Luxury Goods – 2.2%
Belle International Holdings Ltd.	875,000	530,313
Feng TAY Enterprise Co. Ltd.	4,360	18,237
HUGO BOSS AG	9,450	592,644
Li & Fung Ltd.(a)	1,190,000	586,188
		1,727,382

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	277

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Thrifts & Mortgage Finance – 0.8%
Indiabulls Housing Finance Ltd.	49,595	$629,271
Tobacco – 4.0%
British American Tobacco plc	32,200	1,844,368
Imperial Brands plc	7,245	349,881
Japan Tobacco, Inc.	24,500	931,179
		3,125,428
Transportation Infrastructure – 2.8%
Auckland International Airport Ltd.	121,870	574,554
Hutchison Port Holdings Trust, Class U	1,382,500	615,212
Jiangsu Expressway Co. Ltd., Class H	35,000	47,661
SIA Engineering Co. Ltd.(a)	126,000	334,033
TAV Havalimanlari Holding A/S	144,585	593,926
		2,165,386
Wireless Telecommunication Services – 3.5%
Advanced Info Service PCL, NVDR	38,517	168,937
DiGi.Com Bhd.	133,000	159,473
Freenet AG(a)	18,130	518,813
Intouch Holdings PCL, NVDR	329,000	498,236
MegaFon PJSC	17,500	166,458
Mobile TeleSystems PJSC	98,770	348,796
MTN Group Ltd.(a)	22,925	197,870
StarHub Ltd.(a)	126,000	305,970
Tele2 AB, Class B(a)	20,405	168,845
Total Access Communication PCL, NVDR	154,000	137,510
Vodafone Group plc	8,960	24,591
		2,695,499
Total Common Stocks (Cost $77,343,548)		76,402,935
	No. of Rights
RIGHT – 0.0%
Wireless Telecommunication Services – 0.0%
Tele2 AB, expiring 11/16/2016, price 53.00 SEK (Cost $–)* (c)	20,405	—

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(d) – 0.3%
Repurchase Agreements – 0.3%
Citigroup Global Markets, Inc., 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $95,509, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 0.46% – 3.15%, maturing 7/27/2017 – 11/25/2025; U.S. Treasury Securities, ranging from 0.00% – 2.38%, maturing 1/15/2017 – 2/15/2045; total market value $97,418	$95,508	$95,508
Deutsche Bank AG, London Branch, 0.80%, dated 10/31/2016, due 11/1/2016, repurchase price $21,772, collateralized by various Common Stocks; total market value $24,178	21,772	21,772
Societe Generale, New York Branch, 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $100,001, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 3.00% – 7.50%, maturing 9/20/2023 – 4/20/2066; U.S. Treasury Securities, ranging from 0.00% – 7.88%, maturing 10/15/2017– 11/15/2044; total market value $102,000	100,000	100,000
		217,280
Total Securities Lending Reinvestments (Cost $217,280)		217,280
Total Investments – 98.8% (Cost $77,560,828)		76,620,215
Other Assets Less Liabilities – 1.2%		940,492
NET ASSETS – 100.0%		$77,560,707

See Accompanying Notes to the Financial Statements.

278	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at 10/31/2016. The total value of securities on loan at 10/31/2016 was $7,982,530, collateralized in the form of cash with a value of $217,280 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $724,767 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.63%, and maturity dates ranging from 11/3/2016 – 5/15/2045 and $7,526,382 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from 11/3/2016 – 3/22/2068; a total value of $8,468,429.

(b)	Represents less than 0.05% of net assets.

(c)

Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(d)	The security was purchased with cash collateral held from securities on loan at 10/31/2016. The total value of securities purchased was $217,280.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

CVA – Dutch Certification

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OJSC – Open Joint Stock Company

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SEK – Swedish Krona

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,023,923
Aggregate gross unrealized depreciation	(5,205,881)
Net unrealized depreciation	$(1,181,958)
Federal income tax cost of investments	$77,802,173

Futures Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
Mini MSCI EAFE Index Futures Contracts	12	12/16/2016	$999,420	$(25,371)
Mini MSCI Emerging Markets Index Futures Contracts	5	12/16/2016	225,875	(3,287)
				$(28,658)

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following outstanding contracts as of October 31, 2016:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation (Depreciation)
AUD	78,709	Citibank NA	USD	59,369	12/21/2016	$449
CAD	78,068	Bank of Montreal	USD	59,393	12/21/2016	(1,121)
CHF	34,084	Morgan Stanley	USD	34,974	12/21/2016	(405)
EUR	221,215	Bank of Montreal	USD	248,339	12/21/2016	(5,285)
GBP	18,829	JPMorgan Chase Bank	USD	24,671	12/21/2016	(1,656)
JPY	10,594,420	Bank of New York	USD	103,582	12/21/2016	(2,553)
NOK	59,476	JPMorgan Chase Bank	USD	7,193	12/21/2016	16
USD	140,000	JPMorgan Chase Bank	AUD	184,073	12/21/2016	106
USD	140,000	BNP Paribas SA	BRL	463,442	12/21/2016	(4,182)
USD	110,000	Citibank NA	CHF	106,160	12/21/2016	2,332
USD	400,000	Goldman Sachs & Co.	EUR	354,948	12/21/2016	10,010
USD	225,000	JPMorgan Chase Bank	GBP	173,255	12/21/2016	13,218
USD	30,614	Bank of New York	HKD	237,344	12/21/2016	(3)
USD	115,000	Citibank NA	JPY	11,571,781	12/21/2016	4,650
						$15,576

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	279

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

USD – US Dollar

FlexShares® International Quality Dividend Defensive Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2016:

Australia	5.8%
Belgium	1.0
Brazil	2.1
Canada	6.4
China	2.7
Czech Republic	1.2
Denmark	0.7
Egypt	0.6
Finland	3.7
France	4.6
Germany	3.7
Hong Kong	2.0
India	2.5
Israel	1.0
Italy	2.9
Japan	14.3
Malaysia	1.4
Morocco	0.4
Netherlands	1.8
New Zealand	1.0
Norway	1.9
Poland	0.2
Russia	4.1
Singapore	1.6
South Africa	1.4
South Korea	0.9
Spain	1.0
Sweden	3.8
Switzerland	4.5
Taiwan	2.3
Thailand	1.9
Turkey	2.3
United Kingdom	12.8
Other[1]	1.5
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

280	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® International Quality Dividend Dynamic Index Fund

October 31, 2016

Investments	Shares	Value
COMMON STOCKS – 98.3%
Auto Components – 2.8%
Cie Generale des Etablissements Michelin	456	$49,302
Continental AG	280	53,575
Faurecia	568	20,865
Nokian Renkaat OYJ	4,432	148,520
Plastic Omnium SA	624	20,302
Sumitomo Rubber Industries Ltd.	3,200	53,534
Valeo SA	3,064	176,335
		522,433
Automobiles – 1.9%
Fuji Heavy Industries Ltd.	4,000	155,836
Renault SA	656	56,889
Tofas Turk Otomobil Fabrikasi A/S	2,672	20,105
Toyota Motor Corp.	1,600	92,557
Yamaha Motor Co. Ltd.	1,600	35,552
		360,939
Banks – 13.2%
Agricultural Bank of China Ltd., Class H	72,000	30,360
Australia & New Zealand Banking Group Ltd.	7,640	161,910
Banco Bilbao Vizcaya Argentaria SA	17,298	124,732
Bank of China Ltd., Class H	200,000	89,750
Canadian Imperial Bank of Commerce	168	12,598
Commonwealth Bank of Australia	4,440	247,957
Credit Agricole SA	5,480	59,063
Industrial & Commercial Bank of China Ltd., Class H	8,000	4,818
ING Groep NV	6,352	83,522
Intesa Sanpaolo SpA	102,288	236,590
Intesa Sanpaolo SpA (Retirement Savings Plan)	93,904	202,581
Mitsubishi UFJ Financial Group, Inc.	800	4,146
National Australia Bank Ltd.	6,936	147,783
National Bank of Canada	488	17,434
Natixis SA	46,424	234,348

Investments	Shares	Value
Banks – (continued)
Nordea Bank AB	7,736	$81,420
Royal Bank of Canada	192	12,005
Skandinaviska Enskilda Banken AB, Class A	5,640	56,985
Societe Generale SA	1,952	76,091
Sumitomo Mitsui Financial Group, Inc.	3,500	121,668
Sumitomo Mitsui Trust Holdings, Inc.	1,600	54,051
Swedbank AB, Class A	2,280	53,478
Toronto-Dominion Bank (The)	112	5,086
Westpac Banking Corp.(a)	15,264	353,913
		2,472,289
Beverages – 0.3%
Anheuser-Busch InBev SA	120	13,753
Coca-Cola Amatil Ltd.	5,592	40,595
		54,348
Building Products – 0.4%
Cie de Saint-Gobain	1,200	53,203
TOTO Ltd.	400	15,987
		69,190
Capital Markets – 4.4%
China Galaxy Securities Co. Ltd., Class H	40,000	38,067
CI Financial Corp.(a)	1,456	26,811
Coronation Fund Managers Ltd.	28,512	153,382
GF Securities Co. Ltd., Class H	84,800	188,740
Henderson Group plc	11,080	31,343
IGM Financial, Inc.	6,544	175,776
Macquarie Group Ltd.	1,016	61,695
Schroders plc (Non-Voting)	576	14,656
UBS Group AG (Registered)	9,568	135,456
		825,926
Chemicals – 1.6%
BASF SE	2,384	209,851
Kuraray Co. Ltd.	1,600	24,270
Potash Corp. of Saskatchewan, Inc.	1,832	29,813

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	281

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – (continued)
Sumitomo Chemical Co. Ltd.	8,000	$37,912
		301,846
Commercial Services & Supplies – 0.9%
Edenred(a)	7,648	176,939
Communications Equipment – 0.2%
Telefonaktiebolaget LM Ericsson, Class B	6,944	33,652
Construction & Engineering – 2.3%
ACS Actividades de Construccion y Servicios SA	6,688	204,766
CIMIC Group Ltd.	6,344	142,845
Vinci SA	1,224	88,528
		436,139
Distributors – 0.7%
Imperial Holdings Ltd.	2,608	32,946
Inchcape plc	11,512	91,428
		124,374
Diversified Financial Services – 1.1%
Rural Electrification Corp. Ltd.	106,192	214,494
Diversified Telecommunication Services – 1.8%
Elisa OYJ	1,664	55,999
Proximus SADP	1,272	36,365
TalkTalk Telecom Group plc(a)	65,160	161,972
Telecom Egypt Co.	36,248	35,758
Telia Co. AB	10,864	43,473
		333,567
Electric Utilities – 1.5%
CEZ A/S	2,192	41,256
EDP – Energias de Portugal SA	13,112	43,278
Fortum OYJ	11,984	199,549
		284,083
Electrical Equipment – 2.2%
Mitsubishi Electric Corp.	16,000	216,586
Vestas Wind Systems A/S	2,496	199,904
		416,490

Investments	Shares	Value
Electronic Equipment, Instruments & Components – 1.3%
Hexagon AB, Class B	672	$23,553
Omron Corp.	4,000	153,400
WPG Holdings Ltd.	16,000	18,760
Zhen Ding Technology Holding Ltd.	19,000	43,289
		239,002
Equity Real Estate Investment Trusts (REITs) – 0.3%
Unibail-Rodamco SE	280	66,605
Food & Staples Retailing – 3.1%
Casino Guichard Perrachon SA	792	39,355
Kesko OYJ, Class B	672	33,355
Koninklijke Ahold Delhaize NV*	696	15,866
METRO AG(a)	5,616	168,004
Seven & i Holdings Co. Ltd.	2,000	83,418
Wesfarmers Ltd.	1,984	61,914
Wm Morrison Supermarkets plc(a)	62,392	172,535
		574,447
Food Products – 0.9%
Nestle SA (Registered)	2,224	161,363
Gas Utilities – 1.2%
Cia de Gas de Sao Paulo – COMGAS (Preference), Class A	11,200	183,963
Gas Natural SDG SA	2,128	41,931
		225,894
Health Care Equipment & Supplies – 1.4%
Hoya Corp.	4,800	200,295
Sartorius Stedim Biotech	424	28,552
Sysmex Corp.	400	27,749
		256,596
Hotels, Restaurants & Leisure – 2.4%
InterContinental Hotels Group plc	472	18,296
OPAP SA	22,616	192,631
Sands China Ltd.	48,000	208,902
SJM Holdings Ltd.	56,000	38,778
		458,607

See Accompanying Notes to the Financial Statements.

282	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Household Durables – 1.2%
Berkeley Group Holdings plc	1,120	$32,257
Sekisui Chemical Co. Ltd.	12,000	188,990
		221,247
Independent Power and Renewable Electricity Producers – 1.8%
China Power International Development Ltd.	96,000	35,034
Datang International Power Generation Co. Ltd., Class H	128,000	34,497
Huadian Power International Corp. Ltd., Class H(a)	80,000	34,353
Huaneng Power International, Inc., Class H	64,000	39,366
Unipro PJSC	4,126,248	190,243
		333,493
Industrial Conglomerates – 0.1%
Keppel Corp. Ltd.(a)	5,600	21,243
Insurance – 5.0%
Aegon NV	11,656	50,189
Ageas	1,224	44,647
Allianz SE (Registered)	1,176	183,057
AXA SA	5,136	115,614
BB Seguridade Participacoes SA	20,000	202,157
CNP Assurances	1,232	21,318
Legal & General Group plc	13,360	34,156
Manulife Financial Corp.	5,200	75,386
Mapfre SA	8,576	25,448
MMI Holdings Ltd.	10,840	18,179
Old Mutual plc	19,232	47,313
Power Corp. of Canada	2,048	43,963
Power Financial Corp.	1,112	26,301
St. James’s Place plc	1,664	19,198
T&D Holdings, Inc.	2,400	29,028
		935,954
Internet Software & Services – 0.1%
Tencent Holdings Ltd.	800	21,230
Machinery – 3.8%
Hino Motors Ltd.	12,000	130,751

Investments	Shares	Value
Machinery – (continued)
Hitachi Construction Machinery Co. Ltd.	5,600	$117,079
JTEKT Corp.	2,400	35,514
Komatsu Ltd.	8,000	178,370
Metso OYJ(a)	4,352	114,019
NGK Insulators Ltd.	6,400	117,421
NSK Ltd.	2,400	26,630
		719,784
Marine – 0.1%
Seaspan Corp.	2,400	29,688
Media – 1.6%
Multiplus SA	14,400	197,589
Pearson plc	2,312	21,382
WPP plc	3,416	74,153
		293,124
Metals & Mining – 4.9%
BHP Billiton Ltd.	8,472	148,727
BHP Billiton plc	6,176	93,085
Boliden AB	2,008	46,586
China Molybdenum Co. Ltd., Class H	168,000	37,262
Cia Siderurgica Nacional SA*	12,800	43,423
Eregli Demir ve Celik Fabrikalari TAS	112,752	152,931
First Quantum Minerals Ltd.	1,800	17,110
Glencore plc*	31,576	96,378
MMC Norilsk Nickel PJSC	94	13,878
MMC Norilsk Nickel PJSC, ADR	7,436	112,135
Rio Tinto Ltd.	1,304	53,762
Rio Tinto plc	3,280	113,709
		928,986
Multi-Utilities – 0.7%
Engie SA(a)	3,752	54,024
RWE AG*	5,128	81,284
		135,308
Oil, Gas & Consumable Fuels – 9.8%
BP plc	33,688	198,944
Canadian Natural Resources Ltd.	1,896	60,222
Coal India Ltd.	38,056	185,418
Crescent Point Energy Corp.(a)	1,776	21,162

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	283

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Eni SpA	6,680	$96,732
Husky Energy, Inc.	3,320	35,745
Inter Pipeline Ltd.	5,336	110,721
Origin Energy Ltd.	9,832	40,027
Royal Dutch Shell plc, Class A	11,439	284,694
Royal Dutch Shell plc, Class B	9,696	250,370
Suncor Energy, Inc.	5,944	178,509
Surgutneftegas OJSC (Preference)	200,455	90,996
Surgutneftegas OJSC (Preference), ADR	16,371	75,880
TOTAL SA	3,495	167,501
Tupras Turkiye Petrol Rafinerileri A/S	1,944	39,583
		1,836,504
Paper & Forest Products – 1.3%
Mondi plc	1,240	24,162
UPM-Kymmene OYJ	9,472	220,124
		244,286
Personal Products – 0.8%
Kose Corp.	1,600	146,015
Pharmaceuticals – 3.7%
AstraZeneca plc	696	38,986
Bayer AG (Registered)	216	21,379
GlaxoSmithKline plc	12,632	249,611
Novartis AG (Registered)	1,576	112,196
Novo Nordisk A/S, Class B	240	8,573
Orion OYJ, Class B	368	15,648
Roche Holding AG	424	97,543
Roche Holding AG – BR	248	57,705
Sanofi	1,176	91,477
		693,118
Professional Services – 0.4%
Adecco Group AG (Registered)	760	45,228
Randstad Holding NV	656	33,737
		78,965
Real Estate Management & Development – 2.3%
China Evergrande Group(a)	256,000	169,350
KWG Property Holding Ltd.	256,000	148,552

Investments	Shares	Value
Real Estate Management & Development – (continued)
Land & Houses PCL, NVDR	78,400	$20,609
NTT Urban Development Corp.	6,400	58,711
Shimao Property Holdings Ltd.(a)	24,000	32,124
		429,346
Semiconductors & Semiconductor Equipment – 2.9%
Nanya Technology Corp.	32,000	41,524
Novatek Microelectronics Corp.	56,000	210,283
Siliconware Precision Industries Co. Ltd.	16,000	24,210
STMicroelectronics NV	22,360	212,927
Taiwan Semiconductor Manufacturing Co. Ltd.	8,000	47,786
		536,730
Specialty Retail – 0.1%
Hotai Motor Co. Ltd.	2,000	23,291
Technology Hardware, Storage & Peripherals – 2.0%
Catcher Technology Co. Ltd.	24,000	188,228
Compal Electronics, Inc.	64,000	38,127
Inventec Corp.	40,000	31,308
Pegatron Corp.	16,000	43,096
Samsung Electronics Co. Ltd.	32	45,836
Seiko Epson Corp.	1,600	32,477
		379,072
Textiles, Apparel & Luxury Goods – 0.9%
Belle International Holdings Ltd.	280,000	169,700
Tobacco – 3.8%
British American Tobacco plc	9,752	558,580
Japan Tobacco, Inc.	4,000	152,029
		710,609
Trading Companies & Distributors – 0.5%
ITOCHU Corp.	3,200	40,455
Sumitomo Corp.	4,800	55,246
		95,701
Transportation Infrastructure – 1.1%
Abertis Infraestructuras SA(a)	1,624	24,078
Hutchison Port Holdings Trust, Class U(a)	412,800	183,696
		207,774

See Accompanying Notes to the Financial Statements.

284	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Wireless Telecommunication Services – 3.5%
Freenet AG	1,536	$43,955
Intouch Holdings PCL, NVDR	11,200	16,961
Mobile TeleSystems PJSC	26,416	93,285
Mobile TeleSystems PJSC, ADR	11,152	85,982
MTN Group Ltd.(a)	5,680	49,025
SoftBank Group Corp.	800	50,260
Tele2 AB, Class B(a)	4,696	38,858
Total Access Communication PCL, NVDR	35,200	31,431
Turkcell Iletisim Hizmetleri A/S*	4,704	15,146
Vodacom Group Ltd.(a)	8,888	95,884
Vodafone Group plc	53,136	145,836
		666,623
Total Common Stocks (Cost $18,673,163)		18,467,014
	No. of Rights
RIGHT – 0.0%
Wireless Telecommunication Services – 0.0%
Tele2 AB, expiring 11/16/2016, price 53.00 SEK (Cost $–)* (b)	4,696	—
	Principal Amount
SECURITIES LENDING REINVESTMENTS(c) – 1.5%
REPURCHASE AGREEMENTS – 1.5%
Citigroup Global Markets, Inc., 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $55,017, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 0.46% – 3.15%, maturing 7/27/2017 – 11/25/2025; U.S. Treasury Securities, ranging from 0.00% – 2.38%, maturing 1/15/2017 – 2/15/2045; total market value $56,116	$55,016	55,016

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
Deutsche Bank AG, London Branch, 0.80%, dated 10/31/2016, due 11/1/2016, repurchase price $19,778, collateralized by various Common Stocks; total market value $21,964	$19,778	$19,778
Mizuho Securities USA, Inc., 0.33%, dated 10/31/2016, due 11/1/2016, repurchase price $100,001, collateralized by various U.S. Treasury Securities, ranging from 0.50% – 1.63%, maturing 11/30/2016 – 4/30/2023; total market value $102,000	100,000	100,000
Societe Generale, New York Branch, 0.34%, dated 10/31/2016, due 11/1/2016, repurchase price $100,001, collateralized by various U.S. Government Agency Mortgage Securities, ranging from 3.00% – 7.50%, maturing 9/20/2023 – 4/20/2066; U.S. Treasury Securities, ranging from 0.00% – 7.88%, maturing 10/15/2017 – 11/15/2044; total market value $102,000	100,000	100,000
		274,794
Total Securities Lending Reinvestments (Cost $274,794)		274,794
Total Investments – 99.8% (Cost $18,947,957)		18,741,808
Other Assets Less Liabilities – 0.2%		35,086
NET ASSETS – 100.0%		$18,776,894

*	Non–income producing security.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	285

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

(a)

The security or a portion of this security is on loan at 10/31/2016. The total value of securities on loan at 10/31/2016 was $1,355,964, collateralized in the form of cash with a value of $274,794 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $96,196 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.63%, and maturity dates ranging from 11/3/2016 – 5/15/2045 and $1,069,761 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from 11/3/2016 – 3/22/2068; a total value of $1,440,751.

(b)

Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(c)	The security was purchased with cash collateral held from securities on loan at 10/31/2016. The total value of securities purchased was $274,794.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non–Voting Depositary Receipt

OJSC – Open Joint Stock Company

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SEK – Swedish Krona

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,228,522
Aggregate gross unrealized depreciation	(1,571,126)
Net unrealized depreciation	$(342,604)
Federal income tax cost of investments	$19,084,412

Futures Contracts

FlexShares® International Quality Dividend Dynamic Index Fund had the following open long futures contracts as of October 31, 2016:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
Mini MSCI EAFE Index Futures Contracts	3	12/16/2016	$249,855	$(4,631)
Mini MSCI Emerging Markets Index Futures Contract	1	12/16/2016	45,175	(127)
				$(4,758)

See Accompanying Notes to the Financial Statements.

286	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

FlexShares® International Quality Dividend Dynamic Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2016:

Australia	7.8%
Belgium	0.5
Brazil	3.3
Canada	4.5
China	5.9
Czech Republic	0.2
Denmark	1.1
Egypt	0.2
Finland	4.2
France	9.6
Germany	4.1
Greece	1.0
Hong Kong	1.3
India	2.1
Italy	2.9
Japan	14.0
Netherlands	1.0
Portugal	0.2
Russia	3.5
Singapore	1.1
South Africa	1.9
South Korea	0.2
Spain	2.2
Sweden	2.0
Switzerland	3.3
Taiwan	3.8
Thailand	0.4
Turkey	1.2
United Kingdom	14.8
Other[1]	1.7
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	287

Schedule of Investments

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

October 31, 2016

Investments	Principal Amount	Value
U.S. TREASURY OBLIGATIONS – 99.8%
U.S. Treasury Inflation Index Notes
1.63%, 1/15/2018	$38,678,684	$39,807,792
0.13%, 4/15/2018	106,786,364	107,833,297
1.38%, 7/15/2018	34,423,474	35,833,598
2.13%, 1/15/2019	241,875,698	257,110,480
0.13%, 4/15/2019	452,779,084	460,131,311
1.88%, 7/15/2019	250,335,839	268,482,183
1.38%, 1/15/2020	247,938,564	263,039,015
0.13%, 4/15/2020	169,376,876	172,649,576
1.25%, 7/15/2020	73,289,088	78,289,090
1.13%, 1/15/2021	12,175,190	12,947,705
0.13%, 4/15/2021	64,746,046	66,078,260
0.63%, 7/15/2021	71,581,112	75,134,327
Total U.S. Treasury Obligations (Cost $1,825,541,563)		1,837,336,634

Total Investments – 99.8% (Cost $1,825,541,563)		1,837,336,634
Other Assets Less Liabilities – 0.2%		4,565,408
NET ASSETS – 100.0%		$1,841,902,042

Percentages shown are based on Net Assets.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,510,774
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$11,510,774
Federal income tax cost of investments	$1,825,825,860

See Accompanying Notes to the Financial Statements.

288	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

October 31, 2016

Investments	Principal Amount	Value
U.S. TREASURY OBLIGATIONS – 99.9%
U.S. Treasury Inflation Index Bond
2.38%, 1/15/2025	$26,719,239	$31,656,233
U.S. Treasury Inflation Index Notes
1.38%, 1/15/2020	15,716,691	16,673,900
0.13%, 4/15/2020	38,480,953	39,224,482
1.25%, 7/15/2020	26,708,810	28,530,965
1.13%, 1/15/2021	73,883,517	78,571,426
0.13%, 4/15/2021	57,558,251	58,742,570
0.63%, 7/15/2021	70,069,000	73,547,156
0.13%, 1/15/2022	80,373,121	82,022,137
0.13%, 7/15/2022	78,562,474	80,416,705
0.13%, 1/15/2023	31,961,180	32,445,296
0.38%, 7/15/2023	31,697,720	32,793,035
0.63%, 1/15/2024	31,614,414	33,053,186
0.13%, 7/15/2024	31,072,584	31,414,599
0.25%, 1/15/2025	31,228,385	31,661,335
Total U.S. Treasury Obligations (Cost $639,303,901)		650,753,025

Total Investments – 99.9% (Cost $639,303,901)		650,753,025
Other Assets Less Liabilities – 0.1%		852,341
NET ASSETS – 100.0%		$651,605,366

Percentages shown are based on Net Assets.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,716,562
Aggregate gross unrealized depreciation	(54,772)
Net unrealized appreciation	$10,661,790
Federal income tax cost of investments	$640,091,235

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	289

Schedule of Investments

FlexShares® Disciplined Duration MBS Index Fund

October 31, 2016

Investments	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – 99.0%
FHLMC
4.50%, 1/1/2018	$83,578	$85,882
4.50%, 8/1/2018	89,310	91,778
4.00%, 6/1/2019	22,009	22,731
4.50%, 7/1/2019	42,008	43,272
4.50%, 2/1/2020	248,862	259,112
5.00%, 7/1/2020	49,252	50,884
4.50%, 9/1/2020	63,055	66,148
5.00%, 5/1/2023	524,297	563,219
4.00%, 9/1/2024	290,530	308,019
4.00%, 4/1/2025	527,180	544,670
3.50%, 8/1/2027	326,955	345,666
2.50%, 10/1/2027	169,093	174,193
2.50%, 2/1/2028	236,824	244,299
2.50%, 4/1/2028	42,515	43,797
2.50%, 11/1/2028	31,848	32,809
3.00%, 6/1/2029	128,994	135,693
2.00%, 11/1/2031	450,000	451,875
3.00%, 4/1/2033	86,862	90,592
6.00%, 4/1/2034	106,334	122,901
6.50%, 7/1/2034	144,719	165,917
6.00%, 5/1/2035	389,881	467,197
3.00%, 5/1/2035	413,344	430,385
6.50%, 12/1/2037	95,809	112,136
5.50%, 7/1/2038	10,126	11,488
5.50%, 12/1/2038	31,235	35,371
5.00%, 2/1/2039	33,181	36,687
6.50%, 4/1/2039	74,324	88,022
5.00%, 5/1/2039	191,314	215,347
5.00%, 8/1/2039	14,652	16,379
5.00%, 9/1/2039	20,246	22,392
4.50%, 10/1/2039	38,068	41,685
5.50%, 1/1/2040	251,988	283,281
4.00%, 2/1/2040	21,930	23,531
5.50%, 6/1/2040	99,381	111,852
3.50%, 12/1/2040	219,167	230,082
4.00%, 1/1/2041	151,590	163,668
4.50%, 3/1/2041	256,133	281,029
5.50%, 4/1/2041	45,585	51,471
4.50%, 8/1/2041	211,071	233,035
3.50%, 11/1/2041	313,154	329,558
5.00%, 2/1/2042	239,163	264,479
4.00%, 4/1/2042	167,369	180,682
3.00%, 3/1/2043	46,599	48,094

Investments	Principal Amount	Value
3.00%, 6/1/2043	$241,943	$250,566
4.50%, 3/1/2044	165,693	181,501
4.00%, 6/1/2044	26,728	28,585
4.50%, 7/1/2044	253,981	279,338
4.50%, 9/1/2044	203,292	222,211
4.50%, 12/1/2044	147,958	161,671
3.00%, 7/1/2045	135,590	139,749
4.50%, 9/1/2045	349,533	381,905
4.00%, 10/1/2045	289,249	309,398
4.00%, 2/1/2046	229,727	245,758
3.00%, 4/1/2046	333,028	343,245
3.50%, 5/1/2046	400,475	420,724
4.50%, 5/1/2046	410,875	450,468
FNMA
5.00%, 1/1/2018	130,140	133,510
4.50%, 10/1/2018	135,845	139,584
4.50%, 11/1/2018	43,860	45,062
4.00%, 12/1/2018	90,751	93,963
5.00%, 7/1/2019	173,209	179,120
4.00%, 7/1/2019	19,348	20,033
4.50%, 10/1/2019	133,481	137,119
4.00%, 3/1/2020	167,138	173,054
4.50%, 4/1/2020	37,768	39,174
5.00%, 9/1/2020	69,237	71,242
4.50%, 11/1/2020	233,142	241,549
5.00%, 11/1/2021	85,080	87,834
5.50%, 4/1/2022	156,914	166,866
5.00%, 12/1/2023	43,499	48,132
4.00%, 5/1/2024	225,495	239,944
5.00%, 7/1/2024	199,718	220,992
5.00%, 2/1/2025	121,143	134,047
2.50%, 6/1/2027	36,388	37,485
2.50%, 8/1/2027	62,508	64,414
2.50%, 12/1/2027	218,159	224,874
3.00%, 3/1/2028	67,201	70,616
3.00%, 6/1/2028	79,001	83,232
2.50%, 6/1/2028	53,622	55,274
3.00%, 7/1/2028	60,546	63,735
2.50%, 8/1/2028	111,986	115,508
2.50%, 9/1/2028	194,071	199,986
3.00%, 11/1/2028	59,720	62,860
3.00%, 9/1/2030	133,632	140,160
3.00%, 11/1/2030	195,865	205,120
2.00%, 9/1/2031	394,804	396,326
3.00%, 3/1/2033	284,691	296,602

See Accompanying Notes to the Financial Statements.

290	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – (continued)
6.00%, 8/1/2034	$316,875	$367,615
6.50%, 9/1/2034	342,455	414,036
6.00%, 10/1/2034	232,990	268,345
6.00%, 11/1/2035	69,922	81,308
5.50%, 2/1/2037	25,523	29,254
6.00%, 8/1/2037	127,815	148,822
5.50%, 9/1/2038	58,972	66,886
5.00%, 1/1/2039	20,985	23,221
5.50%, 1/1/2040	63,475	71,880
5.50%, 4/1/2040	85,492	96,928
4.50%, 4/1/2040	36,791	40,271
3.50%, 11/1/2040	175,807	185,414
3.50%, 1/1/2041	55,120	58,130
4.00%, 2/1/2041	242,085	260,032
3.50%, 2/1/2041	106,190	111,980
4.50%, 2/1/2041	60,811	66,440
5.50%, 4/1/2041	16,733	18,946
4.50%, 4/1/2041	263,926	289,529
4.50%, 6/1/2041	54,767	60,524
4.50%, 8/1/2041	72,056	79,164
5.50%, 8/1/2041	261,354	298,686
5.50%, 9/1/2041	84,721	95,917
4.50%, 1/1/2042	236,941	259,607
4.00%, 1/1/2042	113,898	122,423
3.50%, 1/1/2042	189,511	199,820
3.50%, 2/1/2042	157,711	165,582
3.50%, 4/1/2042	134,245	141,473
3.50%, 8/1/2042	207,223	218,347
2.50%, 11/1/2042	126,147	126,532
2.50%, 2/1/2043	350,148	351,171
3.00%, 2/1/2043	444,879	460,545
2.50%, 3/1/2043	130,771	131,170
3.00%, 5/1/2043	366,027	379,143
2.50%, 5/1/2043	160,118	160,607
3.00%, 6/1/2043	146,166	150,814
3.50%, 7/1/2043	222,552	234,618
4.00%, 8/1/2043	50,137	53,683
3.50%, 8/1/2043	137,849	145,274
4.50%, 9/1/2043	135,278	147,845
4.00%, 9/1/2043	152,417	165,428
3.00%, 11/1/2043	70,583	72,827
5.00%, 3/1/2044	144,024	163,167
5.00%, 5/1/2044	190,603	211,040
5.00%, 6/1/2044	78,637	87,216
4.50%, 10/1/2044	300,969	328,977

Investments	Principal Amount	Value
3.00%, 2/1/2045	$158,039	$162,896
4.00%, 2/1/2045	232,953	249,437
3.00%, 3/1/2045	106,014	109,272
3.00%, 4/1/2045	159,684	164,591
4.00%, 4/1/2045	86,334	93,697
3.00%, 5/1/2045	239,653	247,017
4.00%, 9/1/2045	166,376	178,210
4.00%, 11/1/2045	163,827	177,897
4.50%, 3/1/2046	306,212	335,283
3.00%, 4/1/2046	234,232	241,430
4.00%, 5/1/2046	332,078	355,892
4.50%, 7/1/2046	393,312	431,401
2.50%, 9/1/2046	398,241	397,857
TBA6.00%, 11/25/2046	675,000	773,917
GNMA
2.50%, 4/20/2027	219,530	227,043
2.50%, 1/20/2028	115,537	119,750
2.50%, 12/20/2028	106,725	110,619
2.50%, 3/20/2031	391,291	405,633
6.00%, 3/15/2033	371,352	434,871
5.50%, 6/15/2033	560,453	641,490
6.00%, 12/15/2033	246,452	292,731
5.50%, 3/20/2036	492,151	552,270
5.50%, 3/15/2038	228,863	259,655
5.50%, 2/20/2039	210,984	236,024
6.00%, 3/15/2039	38,728	45,292
5.00%, 4/15/2039	230,833	257,216
5.00%, 5/15/2039	163,271	182,510
5.00%, 6/15/2039	399,845	450,945
5.50%, 9/15/2039	43,224	48,954
5.00%, 9/15/2039	320,664	361,940
4.00%, 9/20/2039	61,526	66,566
5.00%, 11/15/2039	3,989	4,471
5.50%, 12/15/2039	123,011	139,331
4.00%, 8/15/2040	38,599	41,677
4.00%, 10/15/2040	38,330	41,307
5.50%, 1/20/2041	66,602	75,095
4.00%, 3/15/2041	8,578	9,237
4.00%, 6/15/2041	285,420	307,069
3.50%, 9/15/2041	473,059	501,958
5.50%, 9/20/2041	242,377	271,974
3.50%, 1/15/2042	45,188	47,949
5.50%, 2/20/2042	64,255	72,649
3.50%, 8/20/2042	78,972	84,091
3.00%, 10/15/2042	376,909	393,692
3.00%, 12/20/2042	57,519	60,107
3.50%, 12/20/2042	29,689	31,823

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	291

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – (continued)
3.00%, 2/20/2043	$116,563	$122,202
5.50%, 2/20/2043	34,432	38,207
3.50%, 3/15/2043	70,067	74,776
3.00%, 3/20/2043	243,717	254,686
3.00%, 5/15/2043	332,320	348,293
2.50%, 5/20/2043	189,376	192,350
3.50%, 6/15/2043	359,860	385,052
3.00%, 9/20/2043	196,837	205,993
5.00%, 1/20/2044	12,857	13,977
4.00%, 8/15/2044	261,986	285,509
3.50%, 8/20/2044	179,174	190,025
4.00%, 9/15/2044	86,591	92,929
3.50%, 10/15/2044	120,367	127,708
3.50%, 10/20/2044	30,623	32,479
2.50%, 11/20/2044	182,887	185,475
4.00%, 12/15/2044	128,706	138,109
3.50%, 12/20/2044	95,517	101,306
3.00%, 12/20/2044	90,984	94,931
3.50%, 1/15/2045	380,757	407,521
4.00%, 1/20/2045	129,961	140,869
3.00%, 1/20/2045	113,917	118,859
3.50%, 2/20/2045	295,892	315,024
3.00%, 3/15/2045	245,191	256,927
3.00%, 3/20/2045	140,256	146,340
3.50%, 4/20/2045	156,241	165,568
4.00%, 6/20/2045	163,346	175,091
3.00%, 7/20/2045	131,063	136,748
3.50%, 7/20/2045	160,546	170,147
3.50%, 12/20/2045	406,683	431,066
3.00%, 12/20/2045	200,375	209,067
3.00%, 1/20/2046	271,789	283,579
4.00%, 3/15/2046	350,312	376,185
4.00%, 3/20/2046	442,655	474,518
3.50%, 4/20/2046	281,601	298,567
4.00%, 5/20/2046	399,933	429,036
2.50%, 7/20/2046	385,820	390,334
3.00%, 9/20/2046	399,125	416,439
Total Mortgage-Backed Securities (Cost $41,433,053)		41,655,109

Total Investments – 99.0% (Cost $41,433,053)		41,655,109
Other Assets Less Liabilities – 1.0%		408,295
NET ASSETS – 100.0%		$42,063,404

Percentages shown are based on Net Assets.

Abbreviations

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

TBA – To Be Announced; Security is subject to delayed delivery.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$290,410
Aggregate gross unrealized depreciation	(68,354)
Net unrealized appreciation	$222,056
Federal income tax cost of investments	$41,433,053

See Accompanying Notes to the Financial Statements.

292	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Credit-Scored US Corporate Bond Index Fund

October 31, 2016

Investments	Principal Amount	Value
CORPORATE BONDS – 98.8%
Aerospace & Defense – 1.0%
Boeing Co. (The)
4.88%, 2/15/2020	$10,000	$11,081
Lockheed Martin Corp.
3.35%, 9/15/2021	50,000	53,138
3.55%, 1/15/2026	70,000	74,507
Northrop Grumman Corp.
3.25%, 8/1/2023	100,000	105,756
Raytheon Co.
3.13%, 10/15/2020	20,000	21,083
United Technologies Corp.
4.50%, 4/15/2020	80,000	87,752
		353,317
Air Freight & Logistics – 0.3%
FedEx Corp.
3.20%, 2/1/2025	70,000	72,832
United Parcel Service, Inc.
2.45%, 10/1/2022	30,000	30,937
		103,769
Banks – 28.9%
Australia & New Zealand Banking Group Ltd.
2.30%, 6/1/2021	250,000	252,716
Bank of America Corp.
Series L, 2.60%, 1/15/2019	620,000	630,634
4.20%, 8/26/2024	320,000	334,950
4.00%, 1/22/2025	255,000	262,647
Bank of Nova Scotia (The)
2.05%, 6/5/2019	180,000	181,670
Barclays Bank plc
5.14%, 10/14/2020	350,000	377,537
BB&T Corp.
2.45%, 1/15/2020	80,000	81,635
BNP Paribas SA
5.00%, 1/15/2021	90,000	100,080
Citigroup, Inc.
2.50%, 9/26/2018	500,000	507,074
3.30%, 4/27/2025	200,000	203,754
4.40%, 6/10/2025	120,000	126,959
3.40%, 5/1/2026	250,000	254,695

Investments	Principal Amount	Value
Banks – (continued)
Citizens Financial Group, Inc.
4.30%, 12/3/2025	$60,000	$62,690
Commonwealth Bank of Australia
2.05%, 3/15/2019	250,000	252,169
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 9/15/2022	250,000	254,461
Discover Bank
3.10%, 6/4/2020	250,000	257,541
Fifth Third Bancorp
2.88%, 7/27/2020	120,000	124,247
3.50%, 3/15/2022	60,000	63,267
HSBC Holdings plc
4.00%, 3/30/2022	210,000	222,624
Huntington National Bank (The)
2.20%, 11/6/2018	250,000	252,483
JPMorgan Chase & Co.
2.20%, 10/22/2019	575,000	583,220
3.38%, 5/1/2023	520,000	532,971
3.13%, 1/23/2025	230,000	232,097
3.90%, 7/15/2025	250,000	265,865
3.30%, 4/1/2026	150,000	153,006
KeyCorp
5.10%, 3/24/2021	100,000	112,168
Lloyds Bank plc
2.40%, 3/17/2020	200,000	202,325
6.38%, 1/21/2021	15,000	17,485
Mitsubishi UFJ Financial Group, Inc.
2.95%, 3/1/2021	400,000	410,755
MUFG Americas Holdings Corp.
2.25%, 2/10/2020	100,000	100,616
PNC Financial Services Group, Inc. (The)
3.30%, 3/8/2022	380,000	402,854
3.90%, 4/29/2024	50,000	53,154
Royal Bank of Canada
2.35%, 10/30/2020	150,000	152,448
Sumitomo Mitsui Financial Group, Inc.
2.06%, 7/14/2021	250,000	246,569
3.78%, 3/9/2026	250,000	266,650

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	293

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Banks – (continued)
Svenska Handelsbanken AB
2.50%, 1/25/2019	$250,000	$255,115
U.S. Bancorp
2.95%, 7/15/2022	200,000	207,519
Wells Fargo & Co.
2.13%, 4/22/2019	200,000	202,301
3.50%, 3/8/2022	200,000	210,418
4.48%, 1/16/2024	455,000	492,447
3.55%, 9/29/2025	200,000	207,823
Westpac Banking Corp.
2.60%, 11/23/2020	300,000	306,926
		10,418,565
Beverages – 4.6%
Anheuser-Busch InBev Finance, Inc.
1.90%, 2/1/2019	200,000	201,621
3.30%, 2/1/2023	200,000	209,025
3.65%, 2/1/2026	550,000	579,411
Anheuser-Busch InBev Worldwide, Inc.
5.00%, 4/15/2020	240,000	265,418
Coca-Cola Co. (The)
1.88%, 10/27/2020	150,000	151,655
2.88%, 10/27/2025	50,000	51,795
PepsiCo, Inc.
3.60%, 3/1/2024	200,000	216,527
		1,675,452
Biotechnology – 3.5%
AbbVie, Inc.
3.20%, 11/6/2022	240,000	247,223
3.60%, 5/14/2025	190,000	194,095
Amgen, Inc.
2.20%, 5/22/2019	100,000	101,565
2.70%, 5/1/2022	170,000	173,320
Biogen, Inc.
3.63%, 9/15/2022	100,000	106,717
Celgene Corp.
2.25%, 5/15/2019	150,000	151,769
Gilead Sciences, Inc.
2.05%, 4/1/2019	40,000	40,555
3.50%, 2/1/2025	225,000	234,210
		1,249,454

Investments	Principal Amount	Value
Capital Markets – 9.6%
Bank of New York Mellon Corp. (The)
2.30%, 9/11/2019	$100,000	$102,186
Series 0012, 3.65%, 2/4/2024	150,000	161,244
BlackRock, Inc.
Series 2, 5.00%, 12/10/2019	90,000	99,418
Deutsche Bank AG
3.70%, 5/30/2024	100,000	95,922
Goldman Sachs Group, Inc. (The)
2.63%, 1/31/2019	300,000	305,855
5.75%, 1/24/2022	150,000	173,624
3.63%, 1/22/2023	500,000	526,801
4.00%, 3/3/2024	210,000	224,223
3.50%, 1/23/2025	55,000	56,504
Intercontinental Exchange, Inc.
2.75%, 12/1/2020	150,000	155,052
Morgan Stanley
2.50%, 1/24/2019	600,000	609,766
3.75%, 2/25/2023	200,000	211,451
4.00%, 7/23/2025	100,000	106,755
3.88%, 1/27/2026	200,000	211,285
State Street Corp.
2.55%, 8/18/2020	150,000	154,599
UBS AG
2.38%, 8/14/2019	250,000	254,346
		3,449,031
Chemicals – 1.4%
Dow Chemical Co. (The)
4.25%, 11/15/2020	200,000	215,748
E.I. du Pont de Nemours & Co.
4.25%, 4/1/2021	100,000	109,453
LYB International Finance BV
4.00%, 7/15/2023	130,000	139,389
Praxair, Inc.
4.50%, 8/15/2019	50,000	54,116
		518,706
Commercial Services & Supplies – 0.4%
Republic Services, Inc.
3.55%, 6/1/2022	100,000	107,217
Waste Management, Inc.
3.13%, 3/1/2025	50,000	51,878
		159,095

See Accompanying Notes to the Financial Statements.

294	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Communications Equipment – 0.5%
Cisco Systems, Inc.
2.13%, 3/1/2019	$130,000	$132,252
3.00%, 6/15/2022	30,000	31,539
3.50%, 6/15/2025	20,000	21,793
		185,584
Consumer Finance – 5.7%
American Express Co.
3.63%, 12/5/2024	100,000	103,753
American Express Credit Corp.
Series F, 2.60%, 9/14/2020	150,000	153,534
Capital One Financial Corp.
2.45%, 4/24/2019	200,000	203,501
3.50%, 6/15/2023	200,000	206,693
Discover Financial Services
3.75%, 3/4/2025	40,000	40,381
Ford Motor Credit Co. LLC
2.60%, 11/4/2019	250,000	253,295
General Motors Financial Co., Inc.
4.38%, 9/25/2021	400,000	425,203
HSBC Finance Corp.
6.68%, 1/15/2021	50,000	57,120
HSBC USA, Inc.
2.75%, 8/7/2020	300,000	304,908
Synchrony Financial
3.00%, 8/15/2019	100,000	102,258
Toyota Motor Credit Corp.
4.50%, 6/17/2020	170,000	186,273
		2,036,919
Diversified Financial Services – 2.2%
AerCap Ireland Capital Ltd.
3.95%, 2/1/2022	200,000	204,344
Berkshire Hathaway, Inc.
2.20%, 3/15/2021	65,000	66,462
3.13%, 3/15/2026	75,000	77,928
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	200,000	204,109
National Rural Utilities Cooperative Finance Corp.
2.85%, 1/27/2025	60,000	61,426

Investments	Principal Amount	Value
Diversified Financial Services – (continued)
Shell International Finance BV
3.25%, 5/11/2025	$155,000	$160,233
		774,502
Diversified Telecommunication Services – 3.2%
AT&T, Inc.
2.80%, 2/17/2021	250,000	253,673
Orange SA
2.75%, 2/6/2019	100,000	102,416
Verizon Communications, Inc.
3.00%, 11/1/2021	500,000	515,529
3.50%, 11/1/2024	270,000	281,905
		1,153,523
Electric Utilities – 1.9%
Duke Energy Carolinas LLC
3.90%, 6/15/2021	60,000	65,247
2.50%, 3/15/2023	50,000	51,366
Exelon Corp.
2.85%, 6/15/2020	180,000	185,409
MidAmerican Energy Co.
3.50%, 10/15/2024	50,000	53,848
Pacific Gas & Electric Co.
2.95%, 3/1/2026	100,000	102,862
Public Service Electric & Gas Co.
2.38%, 5/15/2023	30,000	30,281
Southern Co. (The)
3.25%, 7/1/2026	150,000	154,041
Virginia Electric & Power Co.
Series A, 3.15%, 1/15/2026	50,000	51,826
		694,880
Equity Real Estate Investment Trusts (REITs) – 2.5%
Boston Properties LP
3.70%, 11/15/2018	100,000	103,816
5.63%, 11/15/2020	120,000	135,534
3.65%, 2/1/2026	50,000	51,849
HCP, Inc.
2.63%, 2/1/2020	145,000	146,829
Simon Property Group LP
4.38%, 3/1/2021	100,000	109,545
3.75%, 2/1/2024	120,000	128,937

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	295

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Ventas Realty LP
4.00%, 4/30/2019	$130,000	$136,506
3.50%, 2/1/2025	50,000	51,230
Welltower, Inc.
3.75%, 3/15/2023	30,000	31,318
		895,564
Food & Staples Retailing – 2.7%
CVS Health Corp.
2.80%, 7/20/2020	200,000	206,255
4.00%, 12/5/2023	175,000	189,853
Kroger Co. (The)
2.30%, 1/15/2019	40,000	40,657
Sysco Corp.
2.60%, 10/1/2020	150,000	153,738
Walgreen Co.
5.25%, 1/15/2019	56,000	60,267
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	50,000	52,413
3.80%, 11/18/2024	70,000	73,741
3.45%, 6/1/2026	100,000	102,134
Wal-Mart Stores, Inc.
4.25%, 4/15/2021	90,000	99,938
		978,996
Food Products – 0.5%
General Mills, Inc.
2.20%, 10/21/2019	30,000	30,530
Kraft Heinz Foods Co.
5.38%, 2/10/2020	50,000	55,236
Tyson Foods, Inc.
4.50%, 6/15/2022	74,000	81,244
		167,010
Health Care Equipment & Supplies – 0.6%
Abbott Laboratories
2.55%, 3/15/2022	40,000	40,769
Becton Dickinson and Co.
3.13%, 11/8/2021	50,000	52,421
Medtronic, Inc.
2.75%, 4/1/2023	50,000	51,355

Investments	Principal Amount	Value
Health Care Equipment & Supplies – (continued)
Stryker Corp.
3.50%, 3/15/2026	$80,000	$83,460
		228,005
Health Care Providers & Services – 1.3%
Aetna, Inc.
2.75%, 11/15/2022	50,000	50,943
Anthem, Inc.
2.25%, 8/15/2019	100,000	100,996
Express Scripts Holding Co.
2.25%, 6/15/2019	30,000	30,381
3.90%, 2/15/2022	150,000	160,577
McKesson Corp.
2.28%, 3/15/2019	60,000	60,860
3.80%, 3/15/2024	50,000	53,368
		457,125
Hotels, Restaurants & Leisure – 0.4%
McDonald’s Corp.
2.75%, 12/9/2020	10,000	10,303
2.63%, 1/15/2022	15,000	15,418
3.38%, 5/26/2025	100,000	103,564
		129,285
Household Products – 0.1%
Procter & Gamble Co. (The)
3.10%, 8/15/2023	50,000	53,363
Industrial Conglomerates – 0.2%
General Electric Co.
2.70%, 10/9/2022	60,000	62,053
Insurance – 2.4%
American International Group, Inc.
3.38%, 8/15/2020	190,000	199,817
3.75%, 7/10/2025	100,000	104,583
Berkshire Hathaway Finance Corp.
2.90%, 10/15/2020	50,000	52,088
Chubb INA Holdings, Inc.
3.15%, 3/15/2025	170,000	176,599
Marsh & McLennan Cos., Inc.
3.50%, 3/10/2025	30,000	31,427
3.75%, 3/14/2026	20,000	21,380
MetLife, Inc.
3.60%, 4/10/2024	80,000	84,828

See Accompanying Notes to the Financial Statements.

296	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Insurance – (continued)
Prudential Financial, Inc.
4.50%, 11/15/2020	$60,000	$65,669
3.50%, 5/15/2024	100,000	104,992
5.20%, 3/15/2044(a)	10,000	10,237
		851,620
Internet & Direct Marketing Retail – 0.2%
Amazon.com, Inc.
3.30%, 12/5/2021	80,000	84,883
Internet Software & Services – 1.5%
Alibaba Group Holding Ltd.
2.50%, 11/28/2019	200,000	203,110
Baidu, Inc.
2.75%, 6/9/2019	200,000	204,734
eBay, Inc.
3.45%, 8/1/2024	120,000	122,847
		530,691
IT Services – 2.0%
Fiserv, Inc.
3.50%, 10/1/2022	80,000	84,353
International Business Machines Corp.
8.38%, 11/1/2019	10,000	12,026
1.63%, 5/15/2020	100,000	100,247
3.63%, 2/12/2024	100,000	107,807
3.45%, 2/19/2026	100,000	106,312
Visa, Inc.
2.80%, 12/14/2022	300,000	312,234
		722,979
Life Sciences Tools & Services – 0.3%
Thermo Fisher Scientific, Inc.
2.40%, 2/1/2019	100,000	101,726
Media – 3.4%
21st Century Fox America, Inc.
4.50%, 2/15/2021	100,000	110,390
3.70%, 10/15/2025	50,000	53,246
CBS Corp.
2.30%, 8/15/2019	100,000	101,342
3.70%, 8/15/2024	100,000	105,176

Investments	Principal Amount	Value
Media – (continued)
Comcast Corp.
3.13%, 7/15/2022	$150,000	$157,871
3.60%, 3/1/2024	100,000	107,234
3.15%, 3/1/2026	100,000	103,780
Discovery Communications LLC
3.30%, 5/15/2022	20,000	20,522
Omnicom Group, Inc.
4.45%, 8/15/2020	170,000	184,981
Time Warner, Inc.
4.70%, 1/15/2021	80,000	87,876
3.55%, 6/1/2024	60,000	62,253
Viacom, Inc.
2.50%, 9/1/2018	75,000	75,867
Walt Disney Co. (The)
3.00%, 2/13/2026	60,000	61,756
		1,232,294
Metals & Mining – 0.5%
BHP Billiton Finance USA Ltd.
3.25%, 11/21/2021	90,000	95,130
3.85%, 9/30/2023	35,000	38,005
Rio Tinto Finance USA Ltd.
9.00%, 5/1/2019	12,000	14,123
Rio Tinto Finance USA plc
3.50%, 3/22/2022	20,000	21,268
		168,526
Multi-Utilities – 0.9%
CMS Energy Corp.
3.00%, 5/15/2026	15,000	15,155
Dominion Resources, Inc.
2.50%, 12/1/2019	150,000	153,846
4.45%, 3/15/2021	60,000	65,813
Sempra Energy
3.55%, 6/15/2024	80,000	84,227
		319,041
Oil, Gas & Consumable Fuels – 5.0%
BP Capital Markets plc
4.50%, 10/1/2020	200,000	219,210
Chevron Corp.
3.19%, 6/24/2023	300,000	317,394
ConocoPhillips Co.
2.40%, 12/15/2022	30,000	29,916

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	297

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Enterprise Products Operating LLC
3.35%, 3/15/2023	$80,000	$82,111
3.75%, 2/15/2025	100,000	103,524
EOG Resources, Inc.
2.45%, 4/1/2020	75,000	76,433
Exxon Mobil Corp.
2.73%, 3/1/2023	160,000	163,731
2.71%, 3/6/2025	80,000	81,419
Kinder Morgan Energy Partners LP
2.65%, 2/1/2019	100,000	101,103
Marathon Petroleum Corp.
3.63%, 9/15/2024	50,000	49,893
Occidental Petroleum Corp.
2.70%, 2/15/2023	170,000	172,868
ONEOK Partners LP
3.38%, 10/1/2022	40,000	40,815
Total Capital Canada Ltd.
2.75%, 7/15/2023	130,000	133,140
Total Capital International SA
3.75%, 4/10/2024	80,000	86,671
TransCanada PipeLines Ltd.
3.80%, 10/1/2020	50,000	53,250
3.75%, 10/16/2023	40,000	42,588
Valero Energy Corp.
3.65%, 3/15/2025	50,000	50,755
		1,804,821
Pharmaceuticals – 2.5%
Johnson & Johnson
2.05%, 3/1/2023	50,000	50,499
Merck & Co., Inc.
2.75%, 2/10/2025	65,000	66,332
Novartis Capital Corp.
3.40%, 5/6/2024	100,000	108,016
Pfizer, Inc.
6.20%, 3/15/2019	30,000	33,233
1.95%, 6/3/2021	150,000	150,779
Shire Acquisitions Investments Ireland DAC
3.20%, 9/23/2026	250,000	246,009
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 7/21/2023	200,000	197,107

Investments	Principal Amount	Value
Pharmaceuticals – (continued)
Wyeth LLC
6.45%, 2/1/2024	$40,000	$49,893
		901,868
Road & Rail – 0.7%
Burlington Northern Santa Fe LLC
3.05%, 3/15/2022	100,000	105,037
CSX Corp.
3.70%, 10/30/2020	70,000	74,671
Norfolk Southern Corp.
3.00%, 4/1/2022	80,000	82,946
		262,654
Semiconductors & Semiconductor Equipment – 1.1%
Intel Corp.
3.70%, 7/29/2025	100,000	109,367
QUALCOMM, Inc.
2.25%, 5/20/2020	270,000	274,573
		383,940
Software – 2.3%
Microsoft Corp.
2.40%, 8/8/2026	300,000	294,619
Oracle Corp.
1.90%, 9/15/2021	100,000	99,677
2.50%, 10/15/2022	250,000	254,341
2.65%, 7/15/2026	200,000	197,537
		846,174
Specialty Retail – 0.8%
AutoZone, Inc.
4.00%, 11/15/2020	70,000	74,838
Home Depot, Inc. (The)
2.63%, 6/1/2022	100,000	103,300
Lowe’s Cos., Inc.
3.38%, 9/15/2025	100,000	106,690
		284,828
Technology Hardware, Storage & Peripherals – 2.2%
Apple, Inc.
2.25%, 2/23/2021	125,000	127,368
2.40%, 5/3/2023	230,000	231,282
3.45%, 5/6/2024	120,000	128,310
3.25%, 2/23/2026	150,000	156,645

See Accompanying Notes to the Financial Statements.

298	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Technology Hardware, Storage & Peripherals – (continued)
HP, Inc.
4.38%, 9/15/2021	$25,000	$26,941
4.05%, 9/15/2022	125,000	132,067
		802,613
Tobacco – 1.2%
Altria Group, Inc.
2.85%, 8/9/2022	160,000	164,814
Philip Morris International, Inc.
3.60%, 11/15/2023	60,000	64,647
Reynolds American, Inc.
3.25%, 6/12/2020	54,000	56,435
4.00%, 6/12/2022	150,000	161,543
		447,439
Wireless Telecommunication Services – 0.3%
America Movil SAB de CV
5.00%, 10/16/2019	100,000	109,075
Total Corporate Bonds (Cost $35,186,799)		35,599,370

Total Investments – 98.8% (Cost $35,186,799)		35,599,370
Other Assets Less Liabilities – 1.2%		441,234
NET ASSETS – 100.0%		$36,040,604

Percentages shown are based on Net Assets.

(a)	Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$467,644
Aggregate gross unrealized depreciation	(55,170)
Net unrealized appreciation	$412,474
Federal income tax cost of investments	$35,186,896

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	299

Schedule of Investments

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

October 31, 2016

Investments	Principal Amount	Value
CORPORATE BONDS – 97.9%
Aerospace & Defense – 1.5%
Lockheed Martin Corp.
3.60%, 3/1/2035	$75,000	$75,316
Northrop Grumman Corp.
3.85%, 4/15/2045	20,000	20,220
Raytheon Co.
4.88%, 10/15/2040	15,000	17,783
United Technologies Corp.
5.70%, 4/15/2040	65,000	83,058
		196,377
Air Freight & Logistics – 1.2%
FedEx Corp.
3.90%, 2/1/2035	75,000	74,755
4.75%, 11/15/2045	50,000	54,592
United Parcel Service, Inc.
4.88%, 11/15/2040	30,000	36,035
		165,382
Auto Components – 0.3%
BorgWarner, Inc.
4.38%, 3/15/2045	40,000	40,640
Automobiles – 1.0%
General Motors Co.
5.00%, 4/1/2035	70,000	71,494
5.20%, 4/1/2045	50,000	51,169
6.75%, 4/1/2046	15,000	18,474
		141,137
Banks – 10.9%
Bank of America Corp.
4.25%, 10/22/2026	50,000	52,643
5.88%, 2/7/2042	30,000	38,077
5.00%, 1/21/2044	70,000	80,470
Citigroup, Inc.
4.30%, 11/20/2026	180,000	188,224
5.88%, 2/22/2033	35,000	40,201
6.00%, 10/31/2033	70,000	82,309
8.13%, 7/15/2039	17,000	26,007
5.88%, 1/30/2042	30,000	37,859
5.30%, 5/6/2044	30,000	33,214
4.65%, 7/30/2045	75,000	82,399

Investments	Principal Amount	Value
Banks – (continued)
Fifth Third Bancorp
8.25%, 3/1/2038	$20,000	$29,002
HSBC Holdings plc
6.10%, 1/14/2042	90,000	116,855
JPMorgan Chase & Co.
4.13%, 12/15/2026	60,000	63,454
6.40%, 5/15/2038	90,000	121,537
5.50%, 10/15/2040	30,000	36,667
5.40%, 1/6/2042	60,000	72,843
4.95%, 6/1/2045	110,000	121,176
Wells Fargo & Co.
4.30%, 7/22/2027	45,000	47,887
5.38%, 11/2/2043	130,000	148,892
4.90%, 11/17/2045	50,000	53,877
		1,473,593
Beverages – 3.2%
Anheuser-Busch InBev Finance, Inc.
4.70%, 2/1/2036	90,000	99,959
4.90%, 2/1/2046	230,000	263,656
PepsiCo, Inc.
4.60%, 7/17/2045	30,000	34,167
4.45%, 4/14/2046	35,000	39,146
		436,928
Biotechnology – 5.2%
AbbVie, Inc.
4.50%, 5/14/2035	85,000	86,972
4.40%, 11/6/2042	110,000	108,143
4.45%, 5/14/2046	50,000	49,543
Amgen, Inc.
4.40%, 5/1/2045	80,000	81,672
Baxalta, Inc.
5.25%, 6/23/2045	25,000	28,309
Biogen, Inc.
5.20%, 9/15/2045	30,000	33,961
Gilead Sciences, Inc.
4.60%, 9/1/2035	30,000	32,268
5.65%, 12/1/2041	20,000	24,265
4.80%, 4/1/2044	40,000	43,502
4.50%, 2/1/2045	60,000	62,622
4.75%, 3/1/2046	60,000	64,949
4.15%, 3/1/2047	80,000	79,615
		695,821

See Accompanying Notes to the Financial Statements.

300	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Capital Markets – 5.0%
Credit Suisse USA, Inc.
7.13%, 7/15/2032	$20,000	$27,302
Goldman Sachs Group, Inc. (The)
6.13%, 2/15/2033	190,000	235,819
6.75%, 10/1/2037	90,000	113,860
6.25%, 2/1/2041	70,000	89,966
5.15%, 5/22/2045	50,000	54,230
Morgan Stanley
4.35%, 9/8/2026	30,000	31,915
6.38%, 7/24/2042	30,000	40,224
4.30%, 1/27/2045	75,000	78,865
		672,181
Chemicals – 2.5%
Dow Chemical Co. (The)
7.38%, 11/1/2029	20,000	27,094
4.25%, 10/1/2034	30,000	31,010
4.38%, 11/15/2042	25,000	25,225
4.63%, 10/1/2044	50,000	52,392
E.I. du Pont de Nemours & Co.
4.90%, 1/15/2041	30,000	32,916
Ecolab, Inc.
5.50%, 12/8/2041	15,000	18,592
LYB International Finance BV
4.88%, 3/15/2044	60,000	63,929
Monsanto Co.
4.20%, 7/15/2034	80,000	79,553
Praxair, Inc.
3.55%, 11/7/2042	10,000	10,034
		340,745
Communications Equipment – 0.4%
Cisco Systems, Inc.
5.90%, 2/15/2039	45,000	58,905
Diversified Financial Services – 2.4%
Berkshire Hathaway, Inc.
4.50%, 2/11/2043	55,000	62,211
Shell International Finance BV
5.50%, 3/25/2040	85,000	103,145
4.55%, 8/12/2043	50,000	53,313
4.38%, 5/11/2045	100,000	104,504
		323,173

Investments	Principal Amount	Value
Diversified Telecommunication Services – 6.6%
AT&T, Inc.
4.75%, 5/15/2046	$65,000	$63,857
4.50%, 3/9/2048(a)	116,000	109,238
British Telecommunications plc
9.38%, 12/15/2030	50,000	80,406
Deutsche Telekom International Finance BV
8.75%, 6/15/2030	30,000	45,882
Orange SA
9.00%, 3/1/2031(b)	35,000	55,077
Verizon Communications, Inc.
5.05%, 3/15/2034	75,000	81,624
4.40%, 11/1/2034	150,000	152,445
4.86%, 8/21/2046	160,000	170,151
4.67%, 3/15/2055	135,000	132,185
		890,865
Electric Utilities – 3.3%
Duke Energy Carolinas LLC
3.88%, 3/15/2046	73,000	75,684
Duke Energy Corp.
4.80%, 12/15/2045	50,000	56,246
Exelon Corp.
5.10%, 6/15/2045	40,000	45,410
Georgia Power Co.
4.30%, 3/15/2042	30,000	31,867
Pacific Gas & Electric Co.
6.05%, 3/1/2034	50,000	65,825
Progress Energy, Inc.
7.75%, 3/1/2031	20,000	27,645
South Carolina Electric & Gas Co.
4.35%, 2/1/2042	20,000	21,178
Southern California Edison Co.
4.65%, 10/1/2043	30,000	35,330
Southern Co. (The)
4.40%, 7/1/2046	80,000	84,844
		444,029
Energy Equipment & Services – 1.1%
Baker Hughes, Inc.
5.13%, 9/15/2040	35,000	40,637
Halliburton Co.
6.70%, 9/15/2038	25,000	32,560
4.50%, 11/15/2041	25,000	25,320

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	301

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Energy Equipment & Services – (continued)
5.00%, 11/15/2045	$50,000	$54,843
		153,360
Equity Real Estate Investment Trusts (REITs) – 0.4%
ERP Operating LP
4.50%, 7/1/2044	25,000	26,983
Simon Property Group LP
4.75%, 3/15/2042	25,000	28,693
		55,676
Food & Staples Retailing – 3.3%
CVS Health Corp.
4.88%, 7/20/2035	15,000	16,935
5.13%, 7/20/2045	70,000	81,986
Sysco Corp.
4.85%, 10/1/2045	40,000	44,237
Walgreen Co.
4.40%, 9/15/2042	50,000	50,885
Wal-Mart Stores, Inc.
5.25%, 9/1/2035	85,000	108,801
6.50%, 8/15/2037	30,000	42,917
6.20%, 4/15/2038	25,000	34,715
5.63%, 4/15/2041	25,000	33,041
4.30%, 4/22/2044	25,000	28,120
		441,637
Food Products – 0.8%
General Mills, Inc.
5.40%, 6/15/2040	10,000	12,053
Kraft Heinz Foods Co.
5.00%, 7/15/2035	25,000	28,173
Mead Johnson Nutrition Co.
4.60%, 6/1/2044	25,000	25,753
Tyson Foods, Inc.
5.15%, 8/15/2044	20,000	22,678
Unilever Capital Corp.
5.90%, 11/15/2032	15,000	20,491
		109,148
Health Care Equipment & Supplies – 1.2%
Abbott Laboratories
5.30%, 5/27/2040	45,000	52,777

Investments	Principal Amount	Value
Health Care Equipment & Supplies – (continued)
Medtronic, Inc.
4.38%, 3/15/2035	$70,000	$76,938
Stryker Corp.
4.63%, 3/15/2046	30,000	32,151
		161,866
Health Care Providers & Services – 2.0%
Aetna, Inc.
4.25%, 6/15/2036	50,000	50,900
6.75%, 12/15/2037	30,000	40,358
AmerisourceBergen Corp.
4.25%, 3/1/2045	15,000	15,591
Express Scripts Holding Co.
4.80%, 7/15/2046	30,000	29,985
McKesson Corp.
4.88%, 3/15/2044	40,000	43,445
UnitedHealth Group, Inc.
4.75%, 7/15/2045	75,000	87,047
		267,326
Hotels, Restaurants & Leisure – 1.0%
McDonald’s Corp.
4.70%, 12/9/2035	50,000	55,067
6.30%, 3/1/2038	40,000	51,713
4.88%, 12/9/2045	25,000	28,101
		134,881
Household Products – 0.3%
Procter & Gamble Co. (The)
5.80%, 8/15/2034	25,000	34,917
Independent Power and Renewable Electricity Producers – 0.9%
Exelon Generation Co. LLC
6.25%, 10/1/2039	40,000	43,514
Southern Power Co.
5.15%, 9/15/2041	70,000	74,972
		118,486
Industrial Conglomerates – 1.3%
3M Co.
5.70%, 3/15/2037	10,000	13,317
General Electric Co.
6.75%, 3/15/2032	15,000	20,663

See Accompanying Notes to the Financial Statements.

302	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Industrial Conglomerates – (continued)
4.13%, 10/9/2042	$30,000	$31,923
4.50%, 3/11/2044	50,000	56,372
Honeywell International, Inc.
5.70%, 3/15/2037	20,000	25,740
Tyco International Finance SA
5.13%, 9/14/2045	20,000	23,027
		171,042
Insurance – 3.3%
Allstate Corp. (The)
5.55%, 5/9/2035	20,000	25,132
American International Group, Inc.
3.88%, 1/15/2035	60,000	58,474
4.50%, 7/16/2044	30,000	30,633
Aon plc
4.75%, 5/15/2045	50,000	52,870
Chubb Corp. (The)
6.00%, 5/11/2037	20,000	26,422
Chubb INA Holdings, Inc.
3.35%, 5/3/2026	20,000	21,049
MetLife, Inc.
6.38%, 6/15/2034	110,000	140,585
Principal Financial Group, Inc.
6.05%, 10/15/2036	15,000	18,459
Prudential Financial, Inc.
5.70%, 12/14/2036	40,000	47,668
Travelers Cos., Inc. (The)
4.60%, 8/1/2043	15,000	17,329
		438,621
Internet & Direct Marketing Retail – 0.2%
Amazon.com, Inc.
4.95%, 12/5/2044	20,000	23,430
Internet Software & Services – 0.2%
eBay, Inc.
4.00%, 7/15/2042	30,000	26,528
IT Services – 1.0%
International Business Machines Corp.
4.00%, 6/20/2042	60,000	61,750

Investments	Principal Amount	Value
IT Services – (continued)
Visa, Inc.
4.30%, 12/14/2045	$60,000	$67,096
		128,846
Machinery – 0.7%
Caterpillar, Inc.
3.80%, 8/15/2042	25,000	25,347
Illinois Tool Works, Inc.
3.90%, 9/1/2042	20,000	21,261
Ingersoll-Rand Global Holding Co. Ltd.
5.75%, 6/15/2043	15,000	18,415
Parker-Hannifin Corp.
4.45%, 11/21/2044	20,000	22,875
		87,898
Media – 8.4%
21st Century Fox America, Inc.
6.20%, 12/15/2034	55,000	67,989
4.75%, 9/15/2044	90,000	95,971
CBS Corp.
4.60%, 1/15/2045	50,000	50,923
Comcast Corp.
6.45%, 3/15/2037	60,000	80,515
4.60%, 8/15/2045	125,000	139,122
Discovery Communications LLC
4.88%, 4/1/2043	35,000	33,424
NBCUniversal Media LLC
6.40%, 4/30/2040	75,000	102,494
Time Warner, Inc.
2.95%, 7/15/2026	140,000	138,296
7.63%, 4/15/2031	65,000	91,051
6.10%, 7/15/2040	75,000	90,013
4.85%, 7/15/2045	60,000	63,972
Viacom, Inc.
4.85%, 12/15/2034	120,000	122,367
Walt Disney Co. (The)
4.13%, 6/1/2044	40,000	43,697
3.00%, 7/30/2046	15,000	13,349
		1,133,183
Metals & Mining – 0.8%
BHP Billiton Finance USA Ltd.
4.13%, 2/24/2042	60,000	61,012

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	303

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Metals & Mining – (continued)
Rio Tinto Finance USA plc
4.75%, 3/22/2042	$40,000	$43,958
		104,970
Multiline Retail – 0.4%
Target Corp.
4.00%, 7/1/2042	50,000	52,697
Multi-Utilities – 2.2%
Berkshire Hathaway Energy Co.
6.13%, 4/1/2036	25,000	32,816
4.50%, 2/1/2045	80,000	88,463
Consolidated Edison Co. of New York, Inc.
4.63%, 12/1/2054	26,000	29,174
Dominion Resources, Inc.
Series B, 5.95%, 6/15/2035	95,000	114,504
Southern Co. Gas Capital Corp.
5.88%, 3/15/2041	30,000	36,656
		301,613
Oil, Gas & Consumable Fuels – 6.5%
ConocoPhillips Canada Funding Co. I
5.95%, 10/15/2036	40,000	47,872
Enterprise Products Operating LLC
Series D, 6.88%, 3/1/2033	90,000	110,655
6.45%, 9/1/2040	75,000	89,872
4.90%, 5/15/2046	30,000	30,988
EOG Resources, Inc.
3.90%, 4/1/2035	25,000	24,661
Exxon Mobil Corp.
4.11%, 3/1/2046	35,000	37,866
Magellan Midstream Partners LP
5.15%, 10/15/2043	15,000	16,004
Marathon Petroleum Corp.
4.75%, 9/15/2044	50,000	44,385
Occidental Petroleum Corp.
4.40%, 4/15/2046	20,000	21,382
ONEOK Partners LP
6.13%, 2/1/2041	35,000	38,779
Phillips 66
5.88%, 5/1/2042	60,000	73,548

Investments	Principal Amount	Value
Oil, Gas & Consumable Fuels – (continued)
4.88%, 11/15/2044	$35,000	$37,614
Phillips 66 Partners LP
4.90%, 10/1/2046	20,000	19,934
Sunoco Logistics Partners Operations LP
5.30%, 4/1/2044	35,000	35,226
TransCanada PipeLines Ltd.
4.63%, 3/1/2034	40,000	44,008
5.00%, 10/16/2043	110,000	125,693
Valero Energy Corp.
6.63%, 6/15/2037	60,000	70,428
		868,915
Pharmaceuticals – 3.1%
AstraZeneca plc
6.45%, 9/15/2037	75,000	102,203
Eli Lilly & Co.
3.70%, 3/1/2045	20,000	20,636
GlaxoSmithKline Capital, Inc.
5.38%, 4/15/2034	30,000	36,397
Johnson & Johnson
4.38%, 12/5/2033	30,000	34,771
3.70%, 3/1/2046	30,000	32,008
Merck & Co., Inc.
3.70%, 2/10/2045	40,000	41,149
Novartis Capital Corp.
3.70%, 9/21/2042	30,000	30,693
Pfizer, Inc.
4.30%, 6/15/2043	25,000	27,686
4.40%, 5/15/2044	70,000	78,900
Wyeth LLC
6.50%, 2/1/2034	10,000	13,237
		417,680
Road & Rail – 2.3%
Burlington Northern Santa Fe LLC
6.15%, 5/1/2037	40,000	53,370
5.75%, 5/1/2040	30,000	38,362
4.55%, 9/1/2044	30,000	33,261
4.70%, 9/1/2045	15,000	17,200
CSX Corp.
6.15%, 5/1/2037	60,000	76,588
Norfolk Southern Corp.
4.84%, 10/1/2041	40,000	45,357

See Accompanying Notes to the Financial Statements.

304	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Road & Rail – (continued)
Union Pacific Corp.
4.75%, 9/15/2041	$20,000	$22,849
4.05%, 3/1/2046	25,000	26,441
		313,428
Semiconductors & Semiconductor Equipment – 1.2%
Applied Materials, Inc.
5.85%, 6/15/2041	15,000	18,604
Intel Corp.
4.90%, 7/29/2045	60,000	69,093
QUALCOMM, Inc.
4.65%, 5/20/2035	30,000	32,668
4.80%, 5/20/2045	35,000	38,593
		158,958
Software – 5.6%
Microsoft Corp.
3.50%, 2/12/2035	130,000	130,386
3.75%, 2/12/2045	40,000	39,970
4.45%, 11/3/2045	25,000	27,557
4.00%, 2/12/2055	35,000	34,563
3.95%, 8/8/2056	150,000	146,856
Oracle Corp.
4.30%, 7/8/2034	150,000	161,062
5.38%, 7/15/2040	39,000	46,667
4.00%, 7/15/2046	175,000	173,265
		760,326
Specialty Retail – 1.3%
Home Depot, Inc. (The)
5.88%, 12/16/2036	40,000	53,108
4.40%, 3/15/2045	40,000	45,016
4.25%, 4/1/2046	25,000	27,510
Lowe’s Cos., Inc.
3.70%, 4/15/2046	50,000	49,426
		175,060
Technology Hardware, Storage & Peripherals – 2.4%
Apple, Inc.
4.50%, 2/23/2036	50,000	55,842
4.65%, 2/23/2046	220,000	243,071
HP, Inc.
6.00%, 9/15/2041	30,000	30,632
		329,545

Investments	Principal Amount	Value
Tobacco – 1.6%
Altria Group, Inc.
5.38%, 1/31/2044	$50,000	$61,228
Philip Morris International, Inc.
4.38%, 11/15/2041	50,000	53,164
4.25%, 11/10/2044	20,000	21,020
Reynolds American, Inc.
5.85%, 8/15/2045	65,000	81,124
		216,536
Trading Companies & Distributors – 0.2%
W.W. Grainger, Inc.
4.60%, 6/15/2045	20,000	22,822
Wireless Telecommunication Services – 0.7%
New Cingular Wireless Services, Inc.
8.75%, 3/1/2031	20,000	30,228
Rogers Communications, Inc.
5.45%, 10/1/2043	50,000	59,503
		89,731
Total Corporate Bonds (Cost $12,853,947)		13,178,902

Total Investments – 97.9% (Cost $12,853,947)		13,178,902
Other Assets Less Liabilities – 2.1%		278,156
NET ASSETS – 100.0%		$13,457,058

Percentages shown are based on Net Assets.

(a)

Securities exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(b)	Step bond. The coupon rate shown reflects the yield at 10/31/2016.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$463,826
Aggregate gross unrealized depreciation	(140,034)
Net unrealized appreciation	$323,792
Federal income tax cost of investments	$12,855,110

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	305

Schedule of Investments

FlexShares® Ready Access Variable Income Fund

October 31, 2016

Investments	Principal Amount	Value
CORPORATE BONDS – 76.8%
Aerospace & Defense – 0.9%
United Technologies Corp.
1.00%, 11/1/2019(a)	$1,000,000	$1,001,048
Banks – 22.2%
American Express Bank FSB
0.83%, 6/12/2017(a)	480,000	480,236
Australia & New Zealand Banking Group Ltd.
1.25%, 1/10/2017	1,250,000	1,250,872
Bank of America Corp.
1.44%, 8/25/2017(a)	818,000	819,108
Banque Federative du Credit Mutuel SA
1.73%, 1/20/2017(a) (b)	1,000,000	1,001,414
Barclays Bank plc
1.38%, 2/17/2017(a)	1,000,000	1,001,135
BNP Paribas SA
1.34%, 3/17/2017(a)	608,000	608,698
Branch Banking & Trust Co.
1.27%, 12/1/2016(a)	1,000,000	1,000,000
Capital One NA
1.65%, 2/5/2018	700,000	700,780
Citigroup, Inc.
1.39%, 3/10/2017(a)	534,000	534,393
Commonwealth Bank of Australia
1.25%, 3/12/2018(a) (b)	818,000	817,499
1.55%, 11/2/2018(a) (b)	902,000	908,200
KeyBank NA
1.32%, 11/25/2016(a)	1,000,000	1,000,381
Lloyds Bank plc
1.37%, 3/16/2018(a)	1,000,000	998,279
National Australia Bank Ltd.
1.66%, 1/14/2019(a) (b)	1,000,000	1,006,682
National Bank of Canada
1.70%, 12/14/2018(a)	1,000,000	1,004,709
2.10%, 12/14/2018	1,000,000	1,011,303
Nederlandse Waterschapsbank NV
1.05%, 2/14/2018(a) (b)	1,000,000	1,002,045
PNC Bank NA
1.13%, 1/27/2017	1,000,000	1,000,395

Investments	Principal Amount	Value
Banks – (continued)
Royal Bank of Canada
1.36%, 3/6/2020(a)	$818,000	$818,424
Santander UK plc
1.36%, 3/13/2017(a)	63,000	62,995
Sumitomo Mitsui Banking Corp.
1.31%, 1/10/2017(a)	2,000,000	2,001,344
U.S. Bancorp
1.28%, 4/25/2019(a)	690,000	691,263
U.S. Bank NA
1.38%, 9/11/2017	1,000,000	1,001,631
Wells Fargo & Co.
Series N, 2.15%, 1/30/2020	231,000	232,829
Wells Fargo Bank NA
1.38%, 9/7/2017(a)	1,000,000	1,002,626
1.65%, 1/22/2018	500,000	501,790
Westpac Banking Corp.
1.26%, 11/25/2016(a)	616,000	616,152
1.20%, 5/19/2017	300,000	300,219
1.56%, 11/23/2018(a)	902,000	906,706
		24,282,108
Beverages – 3.5%
Coca-Cola Co. (The)
1.55%, 9/1/2021	2,000,000	1,986,262
PepsiCo, Inc.
Series 1, 1.00%, 10/13/2017	902,000	902,567
1.40%, 2/22/2019(a)	902,000	910,851
		3,799,680
Capital Markets – 0.6%
Credit Suisse AG
1.75%, 1/29/2018	300,000	300,221
Morgan Stanley
2.50%, 1/24/2019	308,000	313,013
		613,234
Chemicals – 0.6%
Monsanto Co.
1.15%, 6/30/2017	676,000	674,966

See Accompanying Notes to the Financial Statements.

306	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Communications Equipment – 1.4%
Cisco Systems, Inc.
1.40%, 2/28/2018	$902,000	$905,239
1.34%, 3/1/2019(a)	652,000	655,870
		1,561,109
Consumer Finance – 7.8%
American Express Credit Corp.
1.31%, 8/15/2019(a)	893,000	892,921
American Honda Finance Corp.
1.05%, 7/14/2017(a)	818,000	818,522
Caterpillar Financial Services Corp.
Series 0025, 0.98%, 3/3/2017(a)	1,000,000	1,000,585
1.07%, 3/3/2017(a)	1,000,000	1,000,811
Ford Motor Credit Co. LLC
Series 1, 1.68%, 3/12/2019(a)	1,000,000	1,000,905
John Deere Capital Corp.
1.05%, 12/15/2016	790,000	790,384
1.95%, 12/13/2018	13,000	13,190
Nissan Motor Acceptance Corp.
1.39%, 3/3/2017(a) (b)	411,000	411,723
Synchrony Financial
1.88%, 8/15/2017	1,043,000	1,045,723
Toyota Motor Credit Corp.
1.02%, 5/16/2017(a)	760,000	760,699
1.45%, 1/12/2018	818,000	819,858
		8,555,321
Diversified Financial Services – 5.1%
JPMorgan Chase Bank NA
1.45%, 9/21/2018	1,000,000	1,000,349
1.31%, 9/21/2018(a)	1,000,000	1,000,916
Shell International Finance BV
1.39%, 11/10/2018(a)	993,000	1,000,193
2.13%, 5/11/2020	818,000	825,432
Siemens Financieringsmaatschappij NV
1.45%, 5/25/2018(b)	818,000	821,644

Investments	Principal Amount	Value
Diversified Financial Services – (continued)
1.11%, 5/25/2018(a) (b)	$1,000,000	$1,002,137
		5,650,671
Diversified Telecommunication Services – 0.8%
AT&T, Inc.
1.60%, 2/15/2017	935,000	936,350
Electric Utilities – 1.0%
Electricite de France SA
1.34%, 1/20/2017(a) (b)	325,000	325,180
Southern Co. (The)
1.30%, 8/15/2017	818,000	818,582
		1,143,762
Electrical Equipment – 0.3%
Eaton Corp.
1.50%, 11/2/2017	320,000	320,820
Food & Staples Retailing – 1.7%
Walgreens Boots Alliance, Inc.
1.75%, 11/17/2017	65,000	65,302
1.75%, 5/30/2018	951,000	955,927
Wal-Mart Stores, Inc.
1.00%, 4/21/2017	801,000	801,505
		1,822,734
Food Products – 1.6%
Campbell Soup Co.
3.05%, 7/15/2017	1,000,000	1,012,700
Kraft Heinz Foods Co.
2.25%, 6/5/2017	760,000	764,123
		1,776,823
Health Care Providers & Services – 1.1%
UnitedHealth Group, Inc.
1.33%, 1/17/2017(a)	1,166,000	1,167,117
Hotels, Restaurants & Leisure – 1.2%
Starbucks Corp.
0.88%, 12/5/2016	309,000	309,069
2.10%, 2/4/2021	951,000	966,353
		1,275,422
Household Durables – 0.8%
Whirlpool Corp.
1.65%, 11/1/2017	878,000	880,590

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	307

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Household Products – 1.7%
Kimberly-Clark Corp.
1.40%, 2/15/2019	$732,000	$736,020
1.90%, 5/22/2019	273,000	276,867
Procter & Gamble Co. (The)
1.03%, 11/1/2019(a)	805,000	807,439
		1,820,326
Industrial Conglomerates – 2.4%
General Electric Co.
2.90%, 1/9/2017	149,000	149,549
2.30%, 4/27/2017	700,000	704,603
1.39%, 1/14/2019(a)	760,000	765,721
Honeywell International, Inc.
1.40%, 10/30/2019	1,000,000	999,258
		2,619,131
Insurance – 1.6%
Berkshire Hathaway Finance Corp.
1.17%, 1/12/2018(a)	818,000	820,582
1.54%, 3/15/2019(a)	902,000	913,785
		1,734,367
Internet & Direct Marketing Retail – 0.1%
Amazon.com, Inc.
1.20%, 11/29/2017	100,000	100,177
IT Services – 1.8%
International Business Machines Corp.
1.25%, 8/18/2017(a)	1,752,000	1,758,146
MasterCard, Inc.
2.00%, 4/1/2019	156,000	158,615
Visa, Inc.
1.20%, 12/14/2017	26,000	26,053
		1,942,814
Media – 1.0%
Walt Disney Co. (The)
1.14%, 5/30/2019(a)	1,060,000	1,060,403
Oil, Gas & Consumable Fuels – 7.0%
BP Capital Markets plc
2.25%, 11/1/2016	902,000	902,000

Investments	Principal Amount	Value
Oil, Gas & Consumable Fuels – (continued)
1.49%, 9/26/2018(a)	$675,000	$678,305
Canadian Natural Resources Ltd.
1.75%, 1/15/2018	168,000	167,877
Chevron Corp.
1.32%, 5/16/2018(a)	665,000	668,007
1.96%, 3/3/2020	682,000	689,875
Exxon Mobil Corp.
0.89%, 3/15/2017(a)	818,000	818,315
1.43%, 2/28/2018(a)	902,000	908,437
Sinopec Group Overseas Development 2014 Ltd.
1.66%, 4/10/2017(a) (b)	1,000,000	1,000,310
Total Capital International SA
1.50%, 2/17/2017	1,805,000	1,807,657
		7,640,783
Pharmaceuticals – 6.7%
AstraZeneca plc
1.35%, 11/16/2018(a)	902,000	905,838
1.75%, 11/16/2018	902,000	907,685
Eli Lilly & Co.
1.25%, 3/1/2018	868,000	870,901
GlaxoSmithKline Capital plc
1.50%, 5/8/2017	1,712,000	1,716,497
Johnson & Johnson
1.13%, 11/21/2017	942,000	943,825
1.11%, 3/1/2019(a)	902,000	905,620
Pfizer, Inc.
0.90%, 1/15/2017	1,115,000	1,115,346
		7,365,712
Road & Rail – 0.7%
Canadian National Railway Co.
0.99%, 11/14/2017(a)	818,000	818,962
Semiconductors & Semiconductor Equipment – 0.1%
Texas Instruments, Inc.
0.88%, 3/12/2017	165,000	164,966
Software – 1.5%
Microsoft Corp.
1.85%, 2/12/2020	696,000	704,301

See Accompanying Notes to the Financial Statements.

308	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Software – (continued)
Oracle Corp.
1.07%, 7/7/2017(a)	$370,000	$370,373
1.20%, 10/15/2017	547,000	548,303
		1,622,977
Specialty Retail – 0.2%
Home Depot, Inc. (The)
2.00%, 6/15/2019	248,000	252,437
Technology Hardware, Storage & Peripherals – 1.4%
Apple, Inc.
0.86%, 5/5/2017(a)	200,000	200,077
1.64%, 2/22/2019(a)	902,000	917,291
1.09%, 5/6/2019(a)	454,000	455,385
		1,572,753
Total Corporate Bonds (Cost $83,965,103)		84,177,563

ASSET-BACKED SECURITIES – 4.4%
AmeriCredit Automobile Receivables Trust
Series 2015-3, Class A2A, 1.07%, 1/8/2019	443,153	443,022
BMW Vehicle Lease Trust
Series 2015-2, Class A2A, 1.07%, 1/22/2018	636,729	636,775
CARDS II Trust
Series 2015-2A, Class A, 1.05%, 7/15/2020(a) (b)	1,000,000	1,000,403
CNH Equipment Trust
Series 2015-C, Class A2A, 1.10%, 12/17/2018	436,782	436,922
Ford Credit Auto Lease Trust
Series 2015-B, Class A2A, 1.04%, 5/15/2018	609,231	609,597
GM Financial Automobile Leasing Trust
Series 2015-3, Class A2A, 1.17%, 6/20/2018	653,507	653,325
Santander Drive Auto Receivables Trust
Series 2015-4, Class A2A, 1.20%, 12/17/2018	173,573	173,621

Investments	Principal Amount	Value
Series 2015-5, Class A2A, 1.12%, 12/17/2018	$276,539	$276,620
World Omni Auto Receivables Trust
Series 2015-B, Class A2B, 0.93%, 7/15/2019(a)	544,885	545,553
Total Asset-Backed Securities (Cost $4,774,293)		4,775,838

FOREIGN GOVERNMENT SECURITY – 1.6%
Korea Development Bank (The)
1.51%, 1/22/2017 (Cost $1,767,000)(a)	1,767,000	1,767,055

U.S. TREASURY OBLIGATIONS – 0.8%
U.S. Treasury Notes
0.75%, 10/31/2017	400,000	400,133
0.75%, 8/31/2018	500,000	499,121
Total U.S. Treasury Obligations (Cost $899,271)		899,254

SHORT-TERM INVESTMENTS – 14.9%
CERTIFICATES OF DEPOSIT – 5.8%
Citibank NA
1.13%, 4/28/2017	1,400,000	1,400,353
Norinchukin Bank
0.90%, 1/26/2017	1,000,000	1,000,101
Skandinaviska Enskilda Banken AB
1.17%, 2/16/2017(a)	1,900,000	1,902,424
Toronto-Dominion Bank (The)
1.38%, 10/16/2017(a)	2,000,000	2,002,674
Total Certificates of Deposit (Cost $6,300,368)		6,305,552

COMMERCIAL PAPER – 3.6%
Crown Point Capital Co. LLC
1.00%, 11/10/2016(b) (c)	1,000,000	999,864
Mondelez International, Inc.
0.86%, 11/3/2016(c)	1,000,000	999,940
Sheffield Receivables Co. LLC
1.05%, 12/5/2016(c)	1,000,000	999,395

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	309

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
SHORT-TERM INVESTMENTS – (continued)

COMMERCIAL PAPER – (continued)
Wyndham Worldwide Corp.
1.03%, 11/4/2016(c)	$1,000,000	$999,894
Total Commercial Paper (Cost $3,998,625)		3,999,093

REPURCHASE AGREEMENT – 5.5%
SG America Securities LLC, 0.76%, dated 10/31/2016, due 11/1/2016, repurchase price $6,000,127, collateralized by various Corporate Bonds, ranging from 3.02% – 12.50%, maturing 3/17/2017 –12/18/2073; Medium Term Note, 4.63%, maturing 9/25/2017; total market value $6,616,522 (Cost $6,000,000)	$6,000,000	$6,000,000
Total Short-Term Investments (Cost $16,298,993)		16,304,645
Total Investments – 98.5% (Cost $107,704,660)		107,924,355
Other Assets Less Liabilities – 1.5%		1,639,149
NET ASSETS – 100.0%		$109,563,504
(a)	Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(b)

Securities exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(c)	The rate shown was the current yield as of 10/31/2016.

Percentages shown are based on Net Assets.

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$241,638
Aggregate gross unrealized depreciation	(21,943)
Net unrealized appreciation	$219,695
Federal income tax cost of investments	$107,704,660

FlexShares® Ready Access Variable Income Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2016:

Australia	5.3%
Canada	6.2
China	0.9
France	3.4
Germany	1.7
Japan	3.1
Netherlands	2.6
South Korea	1.6
Sweden	7.2
Switzerland	0.3
United Kingdom	7.5
United States	58.7
Other[1]	1.5
100.0%

[1]	Includes any non-fixed-income securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

310	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (October 31, 2016)

1. Organization

FlexShares® Trust (the “Trust”), a Maryland statutory trust, was formed on May 13, 2010, originally named NT ETF Trust and renamed FlexShares® Trust as of April 12, 2011. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of twenty-four operational exchange-traded funds as of October 31, 2016 (each a “Fund” and collectively, the “Funds”). The FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund and the FlexShares® Ready Access Variable Income Fund are non-diversified series of the Trust, pursuant to the 1940 Act. The FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund and the FlexShares® International Quality Dividend Dynamic Index Fund are diversified series of the Trust, pursuant to the 1940 Act.

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund commenced operations on November 9, 2015. The FlexShares Real Assets Allocation Index Fund commenced operations on November 23, 2015. The FlexShares STOXX® US ESG

Impact Index Fund and FlexShares STOXX® Global ESG Impact Index Fund commenced operations on July 13, 2016.

Each Fund, except the FlexShares Ready Access Variable Income Fund, seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). The FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and the FlexShares Credit-Scored US Long Corporate Bond Index Fund seek to track Underlying Indices developed by Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”), a subsidiary of Northern Trust Corporation. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Morningstar Global Upstream Natural Resources Index Fund seek to track Underlying Indices sponsored by Morningstar, Inc. The FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, and FlexShares STOXX® Global Broad Infrastructure Index Fund seeks to track an Underlying Index sponsored by STOXX. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund seek to track Underlying Indices sponsored by Markit Indices Limited. The FlexShares Disciplined Duration MBS Index Fund seeks to track an Underlying Index sponsored by Merrill Lynch, Pierce, Fenner & Smith Inc.

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Real

FLEXSHARES ANNUAL REPORT	311

Notes to the Financial Statements (cont.)

Assets Allocation Index Fund are each fund of funds that seeks its investment objective by investing primarily in the shares of other FlexShares ETFs (each an “Underlying Fund”), so the Fund’s investment performance is directly related to the performance of its Underlying Fund(s).

The FlexShares Ready Access Variable Income Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund seeks maximum current income consistent with the preservation of capital and liquidity. Each Fund, except the FlexShares Ready Access Variable Income Fund, is referred to herein as an “Index Fund.” Each Fund is managed by the Investment Adviser.

2. Significant Accounting Policies

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Each Fund’s Net Asset Value (“NAV”) is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust. The Funds’ investments are valued using readily available market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, the Funds value securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board of Trustees. Such circumstances include, periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by an Index Fund’s Underlying Index. This difference may adversely affect an Index Fund’s ability to track its Underlying Index. Portfolio securities of the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor

312	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund are listed on foreign exchanges and their value may change on days when shareholders will not be able to purchase or sell Fund shares.

Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or American Depositary Receipts (“ADRs”), are valued at the closing price, or last sale price, on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.

Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when it approximates fair value.

Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the primary exchange, then the value is determined with reference to the last sale price on any other exchange on which the security is traded. If there have been no sales of the security for that day on any exchange, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as Investment Adviser. Any use of a different rate from the rates used by the Index Provider may adversely affect the Fund’s ability to track its Underlying Index. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for other non-exchange traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.

NTI has established a pricing and valuation committee (the “Northern Trust Asset Management PVC”) whose membership includes representatives of NTI. The Northern Trust Asset Management PVC is responsible for the fair valuation

FLEXSHARES ANNUAL REPORT	313

Notes to the Financial Statements (cont.)

of portfolio securities and the monitoring of the fair valuation process, subject to the Board of Trustees’ oversight.

The Northern Trust Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Northern Trust Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI monitors markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Northern Trust Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in three levels listed below:

•	Level 1—Quoted prices in active markets for identical assets on the measurement date.

•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Board of Trustees.

314	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

The following is a summary of the valuations as of October 31, 2016 for each Fund based upon the three levels defined above. During the year ended October 31, 2016, there were two Level 3 securities. All the transfers in and out of the levels during the period are assumed to be transferred on the last day of the period at their current value. Please refer to the Schedules of Investments to view equity and debt securities segregated by industry type where applicable.

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Morningstar US Market Factor Tilt Index
Investments
Common Stocks*	$817,202,701	$—	$—	$817,202,701
Rights	—	—	36,207	36,207
Securities Lending Reinvestments
Certificates of Deposit	—	69,272,565	—	69,272,565
Commercial Paper	—	11,993,679	—	11,993,679
Master Demand Note	—	5,000,000	—	5,000,000
Repurchase Agreements	—	22,656,844	—	22,656,844
Time Deposit	—	2,000,000	—	2,000,000
Total Investments	$817,202,701	$110,923,088	$36,207	$928,161,996

Other Financial Instruments
Liabilities
Futures Contracts	$(239,717)	$—	$—	$(239,717)
Total Other Financial Instruments	$(239,717)	$—	$—	$(239,717)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of 10/31/2015	$—
Total gain or loss (realized/unrealized included in earnings)	36,207
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 10/31/2016	$36,207
The amount of change in net unrealized appreciation (depreciation) on investment in Level 3 securities still held at 10/31/2016	$36,207

Contingent Value Right	Fair Value at 10/31/2016	Valuation Techniques	Unobservable Inputs	Sensitivity[1]
Leap Wireless International, Inc.	$36,207	Consensus Pricing	Price to Earnings Multiple/Liquidity Discount	1

FLEXSHARES ANNUAL REPORT	315

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices*[a]	Level 2 — Other Significant Observable Inputs*[b]	Level 3 — Significant Unobservable Inputs	Total
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index
Investments
Closed End Funds	$418,239	$—	$—	$418,239
Common Stocks
Aerospace & Defense	4,487,508	2,293	—	4,489,801
Air Freight & Logistics	3,505,339	463	—	3,505,802
Banks	81,437,144	—	533	81,437,677
Food Products	16,329,120	8,363	—	16,337,483
Oil, Gas & Consumable Fuels	28,915,611	50,541	—	28,966,152
Software	5,408,099	25,843	—	5,433,942
Other*	475,800,352	—	—	475,800,352
Rights	43,569	7,321	—	50,890
Securities Lending Reinvestments
Certificates of Deposit	—	3,750,000	—	3,750,000
Commercial Paper	—	500,000	—	500,000
Master Demand Note	—	500,000	—	500,000
Repurchase Agreements	—	7,447,659	—	7,447,659
Total Investments	$616,344,981	$12,292,483	$533	$628,637,997

Other Financial Instruments
Assets
Futures Contracts	$162,077	$—	$—	$162,077
Forward Foreign Currency Contracts	—	208,583	—	208,583
Liabilities
Futures Contracts	(6,820)	—	—	(6,820)
Forward Foreign Currency Contracts	—	(160,892)	—	(160,892)
Total Other Financial Instruments	$155,257	$47,691	$—	$202,948

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of 10/31/2015	$537
Total gain or loss (realized/unrealized included in earnings)	(4)
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 10/31/2016	$533
The amount of change in net unrealized appreciation (depreciation) on investment in Level 3 securities still held at 10/31/2016	$(4)

Common Stock	Fair Value at 10/31/2016	Valuation Techniques	Unobservable Inputs	Sensitivity[1]
Banco Espirito Santo SA	$533	Consensus Pricing	Distressed/Defaulted Market Discount, Estimated Recovery Value	1

316	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices*[c]	Level 2 — Other Significant Observable Inputs*[d]	Level 3 — Significant Unobservable Inputs	Total
FlexShares Morningstar Emerging Markets Factor Tilt Index
Investments
Common Stocks
Capital Markets	$6,370,504	$60,551	$—	$6,431,055
Chemicals	9,217,810	233,870	—	9,451,680
Construction Materials	4,920,416	438,808	—	5,359,224
Diversified Financial Services	3,863,288	1,423	—	3,864,711
Electronic Equipment, Instruments & Components	9,689,081	3,711	—	9,692,792
Food Products	6,361,153	33,570	—	6,394,723
Hotels, Restaurants & Leisure	1,376,934	1,737	—	1,378,671
Industrial Conglomerates	6,266,299	754	—	6,267,053
Machinery	4,516,661	19,666	—	4,536,327
Metals & Mining	11,590,271	64,944	—	11,655,215
Oil, Gas & Consumable Fuels	19,472,393	15,308	—	19,487,701
Pharmaceuticals	3,918,372	258,342	—	4,176,714
Real Estate Management & Development	15,452,657	66,075	—	15,518,732
Textiles, Apparel & Luxury Goods	4,498,434	420,003	—	4,918,437
Transportation Infrastructure	3,492,000	58,787	—	3,550,787
Other*	185,373,311	—	—	185,373,311
Corporate Bond*	—	9,750	—	9,750
Rights	—	8,853	—	8,853
Warrant	239	—	—	239
Securities Lending Reinvestments
Repurchase Agreements	—	866,624	—	866,624
Total Investments	$296,379,823	$2,562,776	$—	$298,942,599

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$1,206	$—	$1,206
Liabilities
Futures Contracts	(10,969)	—	—	(10,969)
Forward Foreign Currency Contracts	—	(5,451)	—	(5,451)
Total Other Financial Instruments	$(10,969)	$(4,245)	$—	$(15,214)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of 10/31/2015	$56
Total gain or loss (realized/unrealized included in earnings)	464
Purchases	—
Sales	(520)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 10/31/2016	$—
The amount of change in net unrealized appreciation (depreciation) on investment in Level 3 securities still held at 10/31/2016	$—

FLEXSHARES ANNUAL REPORT	317

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index
Investments
Exchange Traded Fund	$3,588,250	$—	$—	$3,588,250
Total Investments	$3,588,250	$—	$—	$3,588,250

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$15,933	$—	$15,933
Liabilities
Forward Foreign Currency Contracts	—	(9,625)	—	(9,625)
Total Other Financial Instruments	$—	$6,308	$—	$6,308

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Currency Hedged Morningstar EM Factor Tilt Index
Investments
Exchange Traded Fund	$33,655,393	$—	$—	$33,655,393
Total Investments	$33,655,393	$—	$—	$33,655,393

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$56,028	$—	$56,028
Liabilities
Forward Foreign Currency Contracts	—	(145,471)	—	(145,471)
Total Other Financial Instruments	$—	$(89,443)	$—	$(89,443)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares US Quality Large Cap Index
Investments
Common Stocks*	$6,521,148	$—	$—	$6,521,148
Total Investments	$6,521,148	$—	$—	$6,521,148

318	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares STOXX US ESG Impact Index
Investments
Common Stocks*	$4,998,134	$—	$—	$4,998,134
Total Investments	$4,998,134	$—	$—	$4,998,134

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares STOXX Global ESG Impact Index
Investments
Closed End Fund	$949	$—	$—	$949
Common Stocks
Aerospace & Defense	45,934	41	—	45,975
Other*	7,447,527	—	—	7,447,527
Rights	266	—	—	266
Total Investments	$7,494,676	$41	$—	$7,494,717

Other Financial Instruments
Assets
Futures Contracts	$31	$—	$—	$31
Total Other Financial Instruments	$31	$—	$—	$31

FLEXSHARES ANNUAL REPORT	319

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Morningstar Global Upstream Natural Resources Index
Investments
Common Stocks*	$2,809,804,722	$—	$—	$2,809,804,722
Securities Lending Reinvestments
Certificates of Deposit	—	62,996,420	—	62,996,420
Commercial Paper	—	12,991,572	—	12,991,572
Master Demand Note	—	5,000,000	—	5,000,000
Repurchase Agreements	—	55,044,876	—	55,044,876
Time Deposit	—	1,000,000	—	1,000,000
Total Investments	$2,809,804,722	$137,032,868	$—	$2,946,837,590

Other Financial Instruments
Assets
Futures Contracts	$199,750	$—	$—	$199,750
Forward Foreign Currency Contracts	—	77,986	—	77,986
Liabilities
Futures Contracts	(53,081)	—	—	(53,081)
Forward Foreign Currency Contracts	—	(150,928)	—	(150,928)
Total Other Financial Instruments	$146,669	$(72,942)	$—	$73,727

	Level 1 — Quoted Prices*[e]	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares STOXX® Global Broad Infrastructure Index
Investments
Common Stocks*	$665,585,797	$—	$—	$665,585,797
Right	—	1,621	—	1,621
Securities Lending Reinvestments
Certificates of Deposit	—	16,998,465	—	16,998,465
Commercial Paper	—	1,997,893	—	1,997,893
Master Demand Note	—	1,500,000	—	1,500,000
Repurchase Agreements	—	4,671,071	—	4,671,071
Time Deposit	—	1,000,000	—	1,000,000
Total Investments	$665,585,797	$26,169,050	$—	$691,754,847

Other Financial Instruments
Assets
Futures Contracts	$47,870	$—	$—	$47,870
Forward Foreign Currency Contracts	—	68,854	—	68,854
Liabilities
Futures Contracts	(19,201)	—	—	(19,201)
Forward Foreign Currency Contracts	—	(72,652)	—	(72,652)
Total Other Financial Instruments	$28,669	$(3,798)	$—	$24,871

320	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Global Quality Real Estate Index
Investments
Common Stocks*	$195,763,709	$—	$—	$195,763,709
Securities Lending Reinvestments
Certificates of Deposit	—	3,750,000	—	3,750,000
Commercial Paper	—	750,000	—	750,000
Master Demand Note	—	400,000	—	400,000
Repurchase Agreements	—	11,468,224	—	11,468,224
Total Investments	$195,763,709	$16,368,224	$—	$212,131,933

Other Financial Instruments
Assets
Futures Contracts	$13,404	$—	$—	$13,404
Forward Foreign Currency Contracts	—	14,119	—	14,119
Liabilities
Futures Contracts	(16,511)	—	—	(16,511)
Forward Foreign Currency Contracts	—	(3,184)	—	(3,184)
Total Other Financial Instruments	$(3,107)	$10,935	$—	$7,828

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Real Assets Allocation Index
Investments
Exchange Traded Funds	$1,281,156	$—	$—	$1,281,156
Total Investments	$1,281,156	$—	$—	$1,281,156

FLEXSHARES ANNUAL REPORT	321

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Quality Dividend Index
Investments
Common Stocks*	$1,430,052,820	$—	$—	$1,430,052,820
Securities Lending Reinvestments
Certificates of Deposit	—	85,742,408	—	85,742,408
Commercial Paper	—	18,585,251	—	18,585,251
Repurchase Agreements	—	15,118,766	—	15,118,766
Time Deposit	—	2,000,000	—	2,000,000
Total Investments	$1,430,052,820	$121,446,425	$—	$1,551,499,245

Other Financial Instruments
Liabilities
Futures Contracts	(27,386)	—	—	(27,386)
Total Other Financial Instruments	$(27,386)	$—	$—	$(27,386)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Quality Dividend Defensive Index
Investments
Common Stocks*	$249,988,590	$—	$—	$249,988,590
Rights	—	8,988	—	8,988
Securities Lending Reinvestments
Certificates of Deposit	—	8,999,307	—	8,999,307
Commercial Paper	—	1,000,000	—	1,000,000
Master Demand Note	—	1,200,000	—	1,200,000
Repurchase Agreements	—	14,440,584	—	14,440,584
Total Investments	$249,988,590	$25,648,879	$—	$275,637,469

Other Financial Instruments
Liabilities
Futures Contracts	$(18,323)	$—	$—	$(18,323)
Total Other Financial Instruments	$(18,323)	$—	$—	$(18,323)

322	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Quality Dividend Dynamic Index
Investments
Common Stocks*	$52,587,200	$—	$—	$52,587,200
Securities Lending Reinvestments
Commercial Paper	—	100,000	—	100,000
Master Demand Note	—	100,000	—	100,000
Repurchase Agreements	—	2,769,994	—	2,769,994
Total Investments	$52,587,200	$2,969,994	$—	$55,557,194

Other Financial Instruments
Liabilities
Futures Contracts	$(1,235)	$—	$—	$(1,235)
Total Other Financial Instruments	$(1,235)	$—	$—	$(1,235)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares International Quality Dividend Index
Investments
Common Stocks*	$490,966,703	$—	$—	$490,966,703
Right	—	—	—	—
Securities Lending Reinvestments
Certificates of Deposit	—	1,000,000	—	1,000,000
Commercial Paper	—	50,000	—	50,000
Master Demand Note	—	300,000	—	300,000
Repurchase Agreements	—	573,600	—	573,600
Total Investments	$490,966,703	$1,923,600	$—	$492,890,303

Other Financial Instruments
Assets
Futures Contracts	$100,804	$—	$—	$100,804
Forward Foreign Currency Contracts	—	42,249	—	42,249
Liabilities
Futures Contracts	(13,899)	—	—	(13,899)
Forward Foreign Currency Contracts	—	(55,363)	—	(55,363)
Total Other Financial Instruments	$86,905	$(13,114)	$—	$73,791

FLEXSHARES ANNUAL REPORT	323

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares International Quality Dividend Defensive Index
Investments
Common Stocks*	$76,402,935	$—	$—	$76,402,935
Right	—	—	—	—
Securities Lending Reinvestments
Repurchase Agreements	—	217,280	—	217,280
Total Investments	$76,402,935	$217,280	$—	$76,620,215

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$30,781	$—	$30,781
Liabilities
Futures Contracts	(28,658)	—	—	(28,658)
Forward Foreign Currency Contracts	—	(15,205)	—	(15,205)
Total Other Financial Instruments	$(28,658)	$15,576	$—	$(13,082)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares International Quality Dividend Dynamic Index
Investments
Common Stocks*	$18,467,014	$—	$—	$18,467,014
Right	—	—	—	—
Securities Lending Reinvestments
Repurchase Agreements	—	274,794	—	274,794
Total Investments	$18,467,014	$274,794	$—	$18,741,808

Other Financial Instruments
Liabilities
Futures Contracts	(4,758)	—	—	(4,758)
Total Other Financial Instruments	$(4,758)	$—	$—	$(4,758)

324	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares iBoxx 3-Year Target Duration TIPS Index
Investments
U.S. Treasury Obligations	$—	$1,837,336,634	$—	$1,837,336,634
Total Investments	$—	$1,837,336,634	$—	$1,837,336,634

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares iBoxx 5-Year Target Duration TIPS Index
Investments
U.S. Treasury Obligations	$—	$650,753,025	$—	$650,753,025
Total Investments	$—	$650,753,025	$—	$650,753,025

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Disciplined Duration MBS Index
Investments
Mortgage-Backed Securities	$—	$41,655,109	$—	$41,655,109
Total Investments	$—	$41,655,109	$—	$41,655,109

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Credit-Scored US Corporate Bond Index
Investments
Corporate Bonds*	$—	$35,599,370	$—	$35,599,370
Total Investments	$—	$35,599,370	$—	$35,599,370

FLEXSHARES ANNUAL REPORT	325

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Credit-Scored US Long Corporate Bond Index
Investments
Corporate Bonds*	$—	$13,178,902	$—	$13,178,902
Total Investments	$—	$13,178,902	$—	$13,178,902

	Level 1 — Quoted Prices*	Level 2 — Other Significant Observable Inputs*	Level 3 — Significant Unobservable Inputs	Total
FlexShares Ready Access Variable Income
Investments
Asset-Backed Securities	$—	$4,775,838	$—	$4,775,838
Corporate Bonds*	—	84,177,563	—	84,177,563
Foreign Government Security	—	1,767,055	—	1,767,055
Short-term Investments	—	16,304,645	—	16,304,645
U.S. Treasury Obligations	—	899,254	—	899,254
Total Investments	$—	$107,924,355	$—	$107,924,355

*	See Schedules of Investments for segregation by industry type.

a	During the year ended October 31, 2016, the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund changed classification of security with a market value of $13,769 or 0.00% of the Fund’s net assets from Level 2 to Level 1 due to security being valued at unadjusted quoted market prices.

b	During the year ended October 31, 2016, the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund changed classification of securities with an aggregated market value of $58,904 or 0.01% of the Fund’s net assets from Level 1 to Level 2 due to securities being valued with other observable inputs.

c	During the year ended October 31, 2016, the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund changed classification of security with a market value of $65,737 or 0.02% of the Fund’s net assets from Level 2 to Level 1 due to security being valued at unadjusted quoted market prices.

d	During the year ended October 31, 2016, the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund changed classification of securities with an aggregated market value of $1,041,880 or 0.35% of the Fund’s net assets from Level 1 to Level 2 due to securities being valued with other observable inputs.

e

During the year ended October 31, 2016, the FlexShares STOXX® Global Broad Infrastructure Index Fund changed classification of security with a market value of $780,130 or 0.12% of the Fund’s net assets from Level 2 to Level 1 due to security being valued at unadjusted quoted market prices.

1	The significant unobservable inputs used in the fair value measurement is the price to earnings multiple along with liquidity discounts. Significant increases in the price to earnings multiple in isolation would result in a significantly higher (lower) fair value measurement while an increase (decrease) in liquidity discounts in isolation would result in a significantly lower (higher) fair value measurement.

326	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Foreign Securities

The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (through its investment in its Underlying Fund), FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (through its investment in its Underlying Fund), FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund invest in publicly-traded equity securities of issuers in countries other than the United States of America (“U.S.”). Such investments include direct investments in non-U.S. dollar denominated securities traded outside the U.S. The Funds’ investments also may be in the form of ADRs and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”) based on securities in their Underlying Indexes. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in foreign securities markets.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depositary Receipt for which market quotations are not readily available. Generally, all Depositary Receipts must be sponsored.

The FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in each Fund’s underlying index.

The FlexShares Ready Access Variable Income Fund may invest, without limitation, in fixed-income securities and instruments of foreign issuers in developed and emerging markets, including debt securities of foreign governments.

Investing in foreign securities, including Depositary Receipts, may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose taxes and limits on investment and repatriation. Any of these events could cause the value of a Fund’s foreign investments to decline.

The FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (through its investment in its Underlying Fund) will invest primarily in emerging market countries. In addition, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund may invest its assets in emerging market countries. The FlexShares Ready Access Variable Income Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets. The markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed foreign markets. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market.

FLEXSHARES ANNUAL REPORT	327

Notes to the Financial Statements (cont.)

Inflation-Indexed Securities

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund invest primarily in U.S. Treasury Inflation-Protected Securities (“TIPS”). The FlexShares Ready Access Variable Income Fund may invest in inflation-indexed securities.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Mortgage-Backed Pass-Through Securities

The FlexShares Disciplined Duration MBS Index Fund invests primarily in U.S. agency mortgage-backed pass-through securities (“MBS”), a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government agencies: the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) or the Government National Mortgage Association (GNMA or Ginnie Mae) (each a “US Agency”).

Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities of its Underlying Index and in “to-be announced transactions” (“TBA transactions”) that represent securities in its Underlying Index. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement.

Pending settlement of such contracts, the Fund will invest in liquid, short-term instruments.

Mortgage Dollar Rolls

The FlexShares Disciplined Duration MBS Index Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments.

328	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.

Repurchase Agreements

To the extent consistent with its investment policies, each Fund may enter into repurchase agreements under which it purchases securities (collateral) for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for JP Morgan Chase, the Fund’s custodian, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

The Northern Trust Company, the parent of NTI, currently is a party to various Master Repurchase Agreements with a number of different counterparties, and acts as agent on behalf of various disclosed principals, including the Funds and various other accounts managed by NTI, in entering into repurchase agreements under the Master Repurchase Agreements. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Funds and does not collect any additional fees from the Funds for such services. As of October 31, 2016, the FlexShares Ready Access Variable Income Fund had entered into repurchase agreements, as reflected in its Schedule of Investments under the caption “Repurchase Agreements.”

As of the year ended October 31, 2016 the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index

Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund invested cash collateral for loans of portfolio securities in repurchase agreements, as reflected in the respective Schedule of Investments under the caption “Securities Lending Reinvestments.”

Securities Lending

Each Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund is required to receive minimum initial collateral value as follows:

Type of Loan	Minimum Initial Collateral Requirement
U.S. dollar denominated securities secured by U.S. dollar denominated government securities or cash collateral	102%
U.S. dollar denominated securities secured by non-U.S. dollar denominated government securities or cash collateral	105%
Non-U.S. dollar denominated securities secured by government securities or cash collateral in the same denomination as the lent securities	102%
Non-U.S. dollar denominated securities secured by government securities or cash collateral in the different denomination from the lent securities	105%
U.S. dollar and Non-U.S. dollar denominated securities secured by equity securities collateral	105%

The collateral is maintained thereafter, at a value equal to at least 100% of the value of the securities loaned. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned secu-

FLEXSHARES ANNUAL REPORT	329

Notes to the Financial Statements (cont.)

rities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower.

Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral). JPMorgan Chase Bank, N.A. (the “Securities Lending Agent”) serves as the securities lending agent for the securities lending program of the Fund.

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or foreign governments or its agencies (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. The market value of securities on loan, and the value of investments made with cash collateral received are disclosed in the Schedule of Investments. Securities lending income includes income from the securities lending program recorded when earned from the Securities Lending Agent and any fees charged to borrowers less expenses associated with the loan. The net amount is reflected in the Statement of Operations under “Securities lending income (net of fees).”

When a Fund lends its securities, it will continue to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. A Fund does not have the right to vote securities on loan, but can terminate the loan and regain the right to vote if a material event affecting the securities occurred. A borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower.

In accordance with guidance presented in FASB ASU 2014-11, Balance Sheet (Topic) 860: Repurchase to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2016, which were comprised of cash, were as follow:

Fund
FlexShares Morningstar US Market Factor Tilt Index Fund	$110,919,236
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	12,197,653
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	866,624
FlexShares Morningstar Global Upstream Natural Resources Index Fund	137,025,401
FlexShares STOXX® Global Broad Infrastructure Index Fund	26,166,184
FlexShares Global Quality Real Estate Index Fund	16,368,215
FlexShares Quality Dividend Index Fund	121,433,810
FlexShares Quality Dividend Defensive Index Fund	25,639,299
FlexShares Quality Dividend Dynamic Index Fund	2,969,993
FlexShares International Quality Dividend Index Fund	1,923,599
FlexShares International Quality Dividend Defensive Index Fund	217,280
FlexShares International Quality Dividend Dynamic Index Fund	274,794

At October 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

Derivative Contracts

Futures Contracts

All of the Index Funds may invest in futures contracts to help track the price and yield performance of their underlying indexes. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with

330	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

the custodian of a specified amount of liquid assets. Subsequent payments to be made or received by the Funds equal to the change in contract value are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. A Fund recognizes a realized gain or loss when a contract is closed or expires. The Statements of Operations reflect unrealized gains or losses on open futures contracts, as “Net change in unrealized appreciation (depreciation) on futures contracts”, and any realized gains (losses) on closed futures contracts as “Net realized gain (loss) on futures contracts”. As of October 31, 2016, the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund had open futures contracts.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protection as U.S. exchanges.

Foreign Currency Translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the prevailing market rates on the date of valuation as quoted by one or more banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). Any use of a rate different from the rates used by an Index Fund’s index provider may affect a Fund’s ability to track its Underlying Index. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received, and the portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in “Net realized gain (loss) on investment in securities” on the Statements of Operations. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies” on the Statements of Operations.

Forward Foreign Currency Exchange Contracts

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund expect to use forward foreign currency contracts to hedge the currency exposure resulting from investments in foreign securities, to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. The FlexShares Morningstar Developed Markets ex-

FLEXSHARES ANNUAL REPORT	331

Notes to the Financial Statements (cont.)

US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Ready Access Variable Income Fund may enter into forward foreign currency exchange contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Index Funds, however, do not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain). The FlexShares Ready Access Variable Income Fund also may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund, however, does not expect to engage in currency transactions for speculative purposes. All forward foreign currency exchange contracts held are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded. The Funds record realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The difference between the future foreign currency exchange rates at the date of entry into the contract and the rates at the reporting date are included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” in the Statement of Operations.

There are several risks associated with these contracts. One risk is the potential inability of counterparties to meet the terms of their contracts, and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The

Statements of Operations reflect realized gains or losses, if any, in “Net realized gain (loss) on foreign currency transactions” and unrealized gains or losses in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts”. Forward foreign currency exchange contracts are privately negotiated transactions and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade, and these markets can experience periods of illiquidity.

As of October 31, 2016, the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund had open forward foreign currency contracts.

Offsetting of Financial Assets and Derivative Assets

The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement or similar agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between the fund and the applicable counterparty. In the event of a default, the agreement provides the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. The Funds’ right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject.

332	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

For financial reporting purposes, the Trust can offset financial assets and financial liabilities of the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index

Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Ready Access Variable Income Fund that are subject to master netting arrangements or similar agreements in the Statements of Assets and Liabilities. The following table presents the gross and net amounts of these assets and liabilities:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Bank of Montreal	$—	$—	$—	$—
	Foreign Currency Contracts — Bank of New York	6,924	(6,924)	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	40,849	—	—	40,849
	Foreign Currency Contracts — Morgan Stanley	3,560	(2,818)	—	742
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	157,250	(77,144)	—	80,106
	Total	$208,583	$(86,886)	$—	$121,697
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — Bank of New York	$3	$—	$—	$3
	Foreign Currency Contracts — BNP Paribas SA	—	—	—	—
	Foreign Currency Contracts — Citibank NA	—	—	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	91	—	—	91
	Foreign Currency Contracts — Societe Generale	760	—	—	760
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	352	—	—	352
	Total	$1,206	$—	$—	$1,206
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Toronto-Dominion Bank (The)	$15,933	$(9,625)	$—	$6,308
	Total	$15,933	$(9,625)	$—	$6,308
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	Foreign Currency Contracts — Citibank NA	$—	$—	$—	$—
	Foreign Currency Contracts — Goldman Sachs & Co.	—	—	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	734	—	—	734
	Foreign Currency Contracts — Morgan Stanley	46,073	(46,073)	—	—
	Foreign Currency Contracts — Societe Generale	1,271	(204)	—	1,067
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	7,950	(7,950)	—	—
	Total	$56,028	$(54,227)	$—	$1,801

FLEXSHARES ANNUAL REPORT	333

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Foreign Currency Contracts — Bank of Montreal	$—	$—	$—	$—
	Foreign Currency Contracts — Bank of New York	—	—	—	—
	Foreign Currency Contracts — Citibank NA	12,715	—	—	12,715
	Foreign Currency Contracts — JPMorgan Chase Bank	2,135	(2,135)	—	—
	Foreign Currency Contracts — Morgan Stanley	18,573	—	—	18,573
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	44,563	—	—	44,563
	Total	$77,986	$(2,135)	$—	$75,851
FlexShares STOXX® Global Broad Infrastructure Index Fund	Foreign Currency Contracts — Bank of Montreal	$2,785	$(2,785)	$—	$—
	Foreign Currency Contracts — Bank of New York	1,221	(1,221)	—	—
	Foreign Currency Contracts — Citibank NA	—	—	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	21,663	—	—	21,663
	Foreign Currency Contracts — Morgan Stanley	—	—	—	—
	Foreign Currency Contracts — Societe Generale	4,272	—	—	4,272
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	38,913	(38,913)	—	—
	Total	$68,854	$(42,919)	$—	$25,935
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — Bank of Montreal	$5,650	$—	$—	$5,650
	Foreign Currency Contracts — Bank of New York	159	—	—	159
	Foreign Currency Contracts — Citibank NA	—	—	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	—	—	—	—
	Foreign Currency Contracts — Morgan Stanley	482	—	—	482
	Foreign Currency Contracts — Societe Generale	—	—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	7,828	—	—	7,828
	Total	$14,119	$—	$—	$14,119
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — Bank of Montreal	$—	$—	$—	$—
	Foreign Currency Contracts — Bank of New York	8,281	(8,281)	—	—
	Foreign Currency Contracts — BNP Paribas SA	—	—	—	—
	Foreign Currency Contracts — Citibank NA	3,743	(3,743)	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	—	—	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	5,828	(4,112)	—	1,716
	Foreign Currency Contracts — Morgan Stanley	205	—	—	205
	Foreign Currency Contracts — Societe Generale	14,630	(2,081)	—	12,549
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	9,562	—	—	9,562
	Total	$42,249	$(18,217)	$—	$24,032

334	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — Bank of Montreal	$—	$—	$—	$—
	Foreign Currency Contracts — Bank of New York	—	—	—	—
	Foreign Currency Contracts — BNP Paribas SA	—	—	—	—
	Foreign Currency Contracts — Citibank NA	7,431	—	—	7,431
	Foreign Currency Contracts — Goldman Sachs & Co.	10,010	—	—	10,010
	Foreign Currency Contracts — JPMorgan Chase Bank	13,340	(1,656)	—	11,684
	Foreign Currency Contracts — Morgan Stanley	—	—	—	—
	Total	$30,781	$(1,656)	$—	$29,125
FlexShares Ready Access Variable Income Fund	Repurchase Agreements — SG Americas Securities LLC	$6,000,000	$(6,000,000)	$—	$—
		$6,000,000	$(6,000,000)	$—	$—

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Bank of Montreal	$(30,947)	$—	$—	$(30,947)
	Foreign Currency Contracts — Bank of New York	(49,983)	6,924	—	(43,059)
	Foreign Currency Contracts — JPMorgan Chase Bank	—	—	—	—
	Foreign Currency Contracts — Morgan Stanley	(2,818)	2,818	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(77,144)	77,144	—	—
	Total	$(160,892)	$86,886	$—	$(74,006)
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — Bank of New York	$—	$—	$—	$—
	Foreign Currency Contracts — BNP Paribas SA	(3,970)	—	—	(3,970)
	Foreign Currency Contracts — Citibank NA	(1,481)	—	—	(1,481)
	Foreign Currency Contracts — JPMorgan Chase Bank	—	—	—	—
	Foreign Currency Contracts — Societe Generale	—	—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	—	—	—	—
	Total	$(5,451)	$—	$—	$(5,451)
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Toronto-Dominion Bank (The)	$(9,625)	$9,625	$—	$—
	Total	$(9,625)	$9,625	$—	$—

FLEXSHARES ANNUAL REPORT	335

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	Foreign Currency Contracts — Citibank NA	$(212)	$—	$—	$(212)
	Foreign Currency Contracts — Goldman Sachs & Co.	(1,006)	—	—	(1,006)
	Foreign Currency Contracts — JPMorgan Chase Bank	—	—	—	—
	Foreign Currency Contracts — Morgan Stanley	(63,345)	46,073	—	(17,272)
	Foreign Currency Contracts — Societe Generale	(204)	204	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(80,704)	7,950	—	(72,754)
	Total	$(145,471)	$54,227	$—	$(91,244)
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Foreign Currency Contracts — Bank of Montreal	$(87,811)	$—	$—	$(87,811)
	Foreign Currency Contracts — Bank of New York	(29,083)	—	—	(29,083)
	Foreign Currency Contracts — Citibank NA	—	—	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	(34,034)	2,135	—	(31,899)
	Foreign Currency Contracts — Morgan Stanley	—	—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	—	—	—	—
	Total	$(150,928)	$2,135	$—	$(148,793)
FlexShares STOXX® Global Broad Infrastructure Index Fund	Foreign Currency Contracts — Bank of Montreal	$(15,921)	$2,785	$—	$(13,136)
	Foreign Currency Contracts — Bank of New York	(8,361)	1,221	—	(7,140)
	Foreign Currency Contracts — Citibank NA	(4,854)	—	—	(4,854)
	Foreign Currency Contracts — JPMorgan Chase Bank	—	—	—	—
	Foreign Currency Contracts — Morgan Stanley	(1,677)	—	—	(1,677)
	Foreign Currency Contracts — Societe Generale	—	—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(41,839)	38,913	—	(2,926)
	Total	$(72,652)	$42,919	$—	$(29,733)
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — Bank of Montreal	$—	$—	$—	$—
	Foreign Currency Contracts — Bank of New York	—	—	—	—
	Foreign Currency Contracts — Citibank NA	(538)	—	—	(538)
	Foreign Currency Contracts — JPMorgan Chase Bank	(2,139)	—	—	(2,139)
	Foreign Currency Contracts — Morgan Stanley	—	—	—	—
	Foreign Currency Contracts — Societe Generale	(507)	—	—	(507)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	—	—	—	—
	Total	$(3,184)	$—	$—	$(3,184)

336	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — Bank of Montreal	$(15,432)	$—	$—	$(15,432)
	Foreign Currency Contracts — Bank of New York	(8,537)	8,281	—	(256)
	Foreign Currency Contracts — BNP Paribas SA	(858)	—	—	(858)
	Foreign Currency Contracts — Citibank NA	(17,516)	3,743	—	(13,773)
	Foreign Currency Contracts — Goldman Sachs & Co.	(6,827)	—	—	(6,827)
	Foreign Currency Contracts — JPMorgan Chase Bank	(4,112)	4,112	—	—
	Foreign Currency Contracts — Morgan Stanley	—	—	—	—
	Foreign Currency Contracts — Societe Generale	(2,081)	2,081	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	—	—	—	—
	Total	$(55,363)	$18,217	$—	$(37,146)
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — Bank of Montreal	$(6,406)	$—	$—	$(6,406)
	Foreign Currency Contracts — Bank of New York	(2,556)	—	—	(2,556)
	Foreign Currency Contracts — BNP Paribas SA	(4,182)	—	—	(4,182)
	Foreign Currency Contracts — Citibank NA	—	—	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	—	—	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	(1,656)	1,656	—	—
	Foreign Currency Contracts — Morgan Stanley	(405)	—	—	(405)
	Total	$(15,205)	$1,656	$—	$(13,549)

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of October 31, 2016

Derivatives by risk type	Counterparty	Statements of Assets and Liabilities Location	Fund	Value
Equity Index Futures Contracts	UBS AG	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar US Market Factor Tilt Index Fund	$(239,717)
Equity Index Futures Contracts	UBS AG	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	162,077
Equity Index Futures Contracts	UBS AG	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(6,820)

FLEXSHARES ANNUAL REPORT	337

Notes to the Financial Statements (cont.)

Derivatives by risk type	Counterparty	Statements of Assets and Liabilities Location	Fund	Value
Foreign Currency Contracts	Bank of New York, JPMorgan Chase Bank, Morgan Stanley and Toronto- Dominion Bank (The)	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$208,583
Foreign Currency Contracts	Bank of Montreal, Bank of New York, Morgan Stanley and Toronto- Dominion Bank (The)	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(160,892)
Equity Index Futures Contracts	UBS AG	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(10,969)
Foreign Currency Contracts	Bank of New York, JPMorgan Chase Bank, Societe Generale and Toronto- Dominion Bank (The)	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	1,206
Foreign Currency Contracts	Citibank NA and BNP Paribas SA	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(5,451)

338	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Counterparty	Statements of Assets and Liabilities Location	Fund	Value
Foreign Currency Contracts	Toronto- Dominion Bank (The)	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	$15,933
Foreign Currency Contracts	Toronto- Dominion Bank (The)	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	(9,625)
Foreign Currency Contracts	JPMorgan Chase Bank, Morgan Stanley, Societe Generale and Toronto- Dominion Bank (The)	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	56,028
Foreign Currency Contracts	Citibank NA, Goldman Sachs & Co., Morgan Stanley, Societe Generale and Toronto- Dominion Bank (The)	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	(145,471)
Equity Index Futures Contracts	UBS AG	Assets — Unrealized appreciation on futures contracts*	FlexShares STOXX® Global ESG Impact Index Fund	31
Equity Index Futures Contracts	UBS AG	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	199,750
Equity Index Futures Contracts	UBS AG	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(53,081)

FLEXSHARES ANNUAL REPORT	339

Notes to the Financial Statements (cont.)

Derivatives by risk type	Counterparty	Statements of Assets and Liabilities Location	Fund	Value
Foreign Currency Contracts	Citibank NA, JPMorgan Chase Bank, Morgan Stanley and Toronto- Dominion Bank (The)	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	$77,986
Foreign Currency Contracts	Bank of Montreal, Bank of New York and JPMorgan Chase Bank	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(150,928)
Equity Index Futures Contracts	Citibank NA	Assets — Unrealized appreciation on futures contracts*	FlexShares STOXX® Global Broad Infrastructure Index Fund	47,870
Equity Index Futures Contracts	Citibank NA	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® Global Broad Infrastructure Index Fund	(19,201)
Foreign Currency Contracts	Bank of Montreal , Bank of New York, JPMorgan Chase Bank, Societe Generale and Toronto- Dominion Bank (The)	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	68,854

340	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Counterparty	Statements of Assets and Liabilities Location	Fund	Value
Foreign Currency Contracts	Bank of Montreal, Bank of New York, Citibank NA, Morgan Stanley and Toronto- Dominion Bank (The)	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	$(72,652)
Equity Index Futures Contracts	Citibank NA	Assets — Unrealized appreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	13,404
Equity Index Futures Contracts	Citibank NA	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	(16,511)
Foreign Currency Contracts	Bank of Montreal, Bank of New York, Morgan Stanley and Toronto- Dominion Bank (The)	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	14,119
Foreign Currency Contracts	Citibank NA, JPMorgan Chase Bank, and Societe Generale	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	(3,184)
Equity Index Futures Contracts	Citibank NA	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Index Fund	(27,386)
Equity Index Futures Contracts	Citibank NA	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Defensive Index Fund	(18,323)
Equity Index Futures Contracts	Citibank NA	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Dynamic Index Fund	(1,235)
Equity Index Futures Contracts	Citibank NA	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	100,804
Equity Index Futures Contracts	Citibank NA	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	(13,899)

FLEXSHARES ANNUAL REPORT	341

Notes to the Financial Statements (cont.)

Derivatives by risk type	Counterparty	Statements of Assets and Liabilities Location	Fund	Value
Foreign Currency Contracts	Bank of New York, Citibank NA, JPMorgan Chase Bank, Morgan Stanley, Societe Generale and Toronto- Dominion Bank (The)	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	$42,249
Foreign Currency Contracts	Bank of Montreal, Bank of New York, BNP Paribas SA, Citibank NA, Goldman Sachs & Co., JPMorgan Chase Bank, and Societe Generale	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(55,363)
Equity Index Futures Contracts	Citibank NA	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Defensive Index Fund	(28,658)
Foreign Currency Contracts	Citibank NA, Goldman Sachs & Co. and JPMorgan Chase Bank	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	30,781

342	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Counterparty	Statements of Assets and Liabilities Location	Fund	Value
Foreign Currency Contracts	Bank of Montreal, Bank of New York, BNP Paribas SA, JPMorgan Chase Bank and Morgan Stanley	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	$(15,205)
Equity Index Futures Contracts	Citibank NA	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Dynamic Index Fund	(4,758)

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2016

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar US Market Factor Tilt Index Fund	$1,569,570	$(570,764)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(211,313)	(155,827)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	57,359	60,068
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	256,941	(137,305)

FLEXSHARES ANNUAL REPORT	343

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$20,989	$457
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	(20,799)	6,308
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	9,020	—
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	(2,108,354)	(89,443)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX US ESG Impact Index Fund	(425)	—
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX Global ESG Impact Index Fund	(2,168)	31
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	2,249,340	(419,622)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(72,703)	(176,207)

344	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	$144,641	$(392,520)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	213,342	(129,716)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Global Quality Real Estate Index Fund	141,714	(90,336)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	(23,587)	6,604
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Index Fund	692,559	(286,578)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Defensive Index Fund	200,841	(142,787)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Dynamic Index Fund	52,757	(53,357)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Index Fund	308,602	(39,816)

FLEXSHARES ANNUAL REPORT	345

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	$(98,889)	$(188,742)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Defensive Index Fund	(153,828)	(373)
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	23,905	(45,718)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Dynamic Index Fund	(17,351)	8,317
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	(11,394)	(11,493)

At October 31, 2016, the volume of derivative activities, which represents activities throughout the period, was as follows:

	Foreign Exchange Contracts		Equity Contracts
Fund	Number of Trades	Average Notional Amount	Number of Trades		Average Notional Amount
FlexShares Morningstar US Market Factor Tilt Index Fund	—	$—	115		$112,308
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	18	641,686	104		61,447
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	7	51,977	41		45,175
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	13	274,935	—		—
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	21	1,539,387	—	*	—	*
FlexShares STOXX® US ESG Impact Index Fund	—	—	—	**	—	**
FlexShares STOXX® Global ESG Impact Index Fund	1	108,443	1		33,467

346	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Foreign Exchange Contracts		Equity Contracts
Fund	Number of Trades	Average Notional Amount	Number of Trades	Average Notional Amount
FlexShares Morningstar Global Upstream Natural Resources Index Fund	13	$772,583	142	$87,965
FlexShares STOXX® Global Broad Infrastructure Index Fund	18	285,769	50	78,691
FlexShares Global Quality Real Estate Index Fund	14	80,649	15	94,250
FlexShares Quality Dividend Index Fund	—	—	76	106,005
FlexShares Quality Dividend Defensive Index Fund	—	—	21	106,005
FlexShares Quality Dividend Dynamic Index Fund	—	—	3	106,005
FlexShares International Quality Dividend Index Fund	20	235,009	95	56,324
FlexShares International Quality Dividend Defensive Index Fund	14	121,295	17	72,076
FlexShares International Quality Dividend Dynamic Index Fund	—	—	4	73,758

*	This Fund had one trade during the year with average notional of $40,280.

**This	Fund had one trade during the year with average notional of $108,443.

Taxes and Distributions

Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal and state income taxes is required in the financial statements.

As of October 31, 2016, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and on-going analysis of tax law, regulation, and interpretations thereof.

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly
FlexShares Morningstar US Market Factor Tilt Index Fund			x
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund			x
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund			x
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund			x
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund			x

FLEXSHARES ANNUAL REPORT	347

Notes to the Financial Statements (cont.)

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly
FlexShares US Quality Large Cap Index Fund			x
FlexShares STOXX® US ESG Impact Index Fund			x
FlexShares STOXX® Global ESG Impact Index Fund			x
FlexShares Morningstar Global Upstream Natural Resources Index Fund			x
FlexShares STOXX® Global Broad Infrastructure Index Fund			x
FlexShares Global Quality Real Estate Index Fund			x
FlexShares Real Assets Allocation Index Fund			x
FlexShares Quality Dividend Index Fund			x
FlexShares Quality Dividend Defensive Index Fund			x
FlexShares Quality Dividend Dynamic Index Fund			x
FlexShares International Quality Dividend Index Fund			x
FlexShares International Quality Dividend Defensive Index Fund			x
FlexShares International Quality Dividend Dynamic Index Fund			x
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund		x
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund		x

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly
FlexShares Disciplined Duration MBS Index Fund		x
FlexShares Credit-Scored Scored US Corporate Bond Index Fund		x
FlexShares Credit-Scored US Long Corporate Bond Index Fund		x
FlexShares Ready Access Variable Income Fund		x

Distribution of net realized securities gains, if any, generally are distributed at least annually. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Tracking error is a measurement of how much the return on a portfolio deviates from the return on its benchmark index.

Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

348	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

The Funds’ tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

Temporary differences are generally due to different book and tax treatments for the timing of the recognition of gains and losses on certain investment transaction.

Permanent differences, primarily due to gain (loss) on in-kind redemptions, paydown loss reclass, designation of tax distributions as a return of capital, foreign currency gains and losses, forward foreign currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, non-taxable special dividends, as of October 31, 2016 (the Funds’ tax year end), among the Funds’ components of net assets:

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in Capital
FlexShares Morningstar US Market Factor Tilt Index Fund	$(100,150)	$(5,665,076)	$5,765,226
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	619,613	(619,613)	—
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	57,643	(57,643)	—
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	(15,469)	15,469	—
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	1,731	(322,381)	320,650
FlexShares US Quality Large Cap Index Fund	(122)	122	—
FlexShares STOXX® US ESG Impact Index Fund	—	—	—
FlexShares STOXX® Global ESG Impact Index Fund	(817)	817	—
FlexShares Morningstar Global Upstream Natural Resources Index Fund	(1,704,960)	(15,422,529)	17,127,489
FlexShares STOXX® Global Broad Infrastructure Index Fund	(58,802)	58,802	—
FlexShares Global Quality Real Estate Index Fund	370,668	(370,668)	—
FlexShares Real Assets Allocation Index Fund	163	129,652	(129,815)
FlexShares Quality Dividend Index Fund	(245,506)	(4,097,940)	4,343,446
FlexShares Quality Dividend Defensive Index Fund	(69,784)	(3,293,074)	3,362,858
FlexShares Quality Dividend Dynamic Index Fund	(23,625)	(1,573,743)	1,597,368
FlexShares International Quality Dividend Index Fund	105,753	(504,223)	398,470
FlexShares International Quality Dividend Defensive Index Fund	(378)	1,495,220	(1,494,842)
FlexShares International Quality Dividend Dynamic Index Fund	(88,721)	1,555,724	(1,467,003)
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	—	(667,651)	667,651
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	—	7,866	(7,866)
FlexShares Disciplined Duration MBS Index Fund	382,424	(325,678)	(56,746)
FlexShares Credit-Scored US Corporate Bond Index Fund	—	—	—
FlexShares Credit-Scored US Long Corporate Bond Index Fund	—	—	—
FlexShares Ready Access Variable Income Fund	—	(9,158)	9,158

FLEXSHARES ANNUAL REPORT	349

Notes to the Financial Statements (cont.)

As of October 31, 2016, the tax character of distributions paid for the tax year ended October 31, 2016, and October 31, 2015, were as follows:

	Year Ended October 31, 2016				Year Ended October 31, 2015
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares Morningstar US Market Factor Tilt Index Fund	$23,680,309	$—	$—	$23,680,309	$10,104,239	$—	$—	$10,104,239
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	26,820,980	—	—	26,820,980	16,879,469	—	—	16,879,469
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	8,605,953	—	—	8,605,953	4,902,676	—	—	4,902,676
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund*	108,151	—	15,681	123,832	—	—	—	—
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund*	526,177	—	—	526,177	—	—	—	—
FlexShares US Quality Large Cap Index Fund	66,564	—	—	66,564	—	—	—	—
FlexShares STOXX® US ESG Impact Index Fund*	16,261	—	—	16,261	—	—	—	—
FlexShares STOXX® Global ESG Impact Index Fund*	23,258	—	—	23,258	—	—	—	—
FlexShares Morningstar Global Upstream Natural Resources Index Fund	106,484,737	—	—	106,484,737	68,313,771	—	—	68,313,771
FlexShares STOXX® Global Broad Infrastructure Index Fund	15,592,983	—	—	15,592,983	7,352,334	—	—	7,352,334
FlexShares Global Quality Real Estate Index Fund	5,281,042	—	—	5,281,042	2,097,648	—	—	2,097,648

350	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Year Ended October 31, 2016				Year Ended October 31, 2015
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares Real Assets Allocation Index Fund*	$50,647	$—	$—	$50,647	$—	$—	$—	$—
FlexShares Quality Dividend Index Fund	36,033,305	—	—	36,033,305	18,320,477	—	—	18,320,477
FlexShares Quality Dividend Defensive Index Fund	6,358,981	—	—	6,358,981	4,730,997	—	—	4,730,997
FlexShares Quality Dividend Dynamic Index Fund	2,065,822	—	—	2,065,822	2,673,680	—	—	2,673,680
FlexShares International Quality Dividend Index Fund	15,734,887	—	—	15,734,887	14,909,952	—	—	14,909,952
FlexShares International Quality Dividend Defensive Index Fund	2,582,926	—	—	2,582,926	3,831,030	—	—	3,831,030
FlexShares International Quality Dividend Dynamic Index Fund	959,493	—	81,967	1,041,460	2,416,579	—	—	2,416,579
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	11,547,752	—	1,766,610	13,314,362	—	—	1,721,740	1,721,740
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	6,381,170	—	419,775	6,800,945	843,582	—	190,336	1,033,918
FlexShares Disciplined Duration MBS Index Fund	1,091,693	—	—	1,091,693	412,483	—	—	412,483
FlexShares Credit-Scored US Corporate Bond Index Fund	575,443	—	—	575,443	115,873	—	—	115,873
FlexShares Credit-Scored US Long Corporate Bond Index Fund	360,107	—	—	360,107	—	—	—	—
FlexShares Ready Access Variable Income Fund	881,399	—	—	881,399	632,534	8,869	—	641,403

FLEXSHARES ANNUAL REPORT	351

Notes to the Financial Statements (cont.)

*

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund commenced investment operations on November 9, 2015. The FlexShares Real Assets Allocation Index Fund commenced investment operations on November 23, 2015. The FlexShares STOXX® US ESG Impact Index Fund and FlexShares STOXX® Global ESG Impact Index Fund commenced investment operations on July 13, 2016.

As of October 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Year Ended October 31, 2016
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses and Other Losses	Unrealized Appreciated/ (Depreciated)
FlexShares Morningstar US Market Factor Tilt Index Fund	$1,642,087	$—	$(20,042,936)	$180,205,554
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	3,598,139	—	(40,944,118)	(14,927,795)
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	1,254,436	—	(27,697,600)	15,873,646
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	—	—	(9,358)	(30,881)
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	—	—	(1,694,842)	5,039,034
FlexShares US Quality Large Cap Index Fund	11,780	—	(24,737)	95,440
FlexShares STOXX® US ESG Impact Index Fund	11,137	—	(28,660)	13,627
FlexShares STOXX® Global ESG Impact Index Fund	17,828	—	(53,296)	87,185
FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,093,606	—	(341,573,461)	(341,635,149)
FlexShares STOXX® Global Broad Infrastructure Index Fund	3,720,682	—	(15,242,589)	13,831,000
FlexShares Global Quality Real Estate Index Fund	2,570,014	—	(1,126,978)	6,350,435
FlexShares Real Assets Allocation Index Fund	—	—	—	25,820
FlexShares Quality Dividend Index Fund	4,486,160	—	(12,127,750)	126,333,228
FlexShares Quality Dividend Defensive Index Fund	660,944	—	(2,704,172)	17,284,738
FlexShares Quality Dividend Dynamic Index Fund	144,468	—	(3,926,738)	3,138,876
FlexShares International Quality Dividend Index Fund	1,525,183	—	(65,444,334)	(4,590,412)
FlexShares International Quality Dividend Defensive Index Fund	108,647	—	(14,229,987)	(1,272,321)
FlexShares International Quality Dividend Dynamic Index Fund	—	—	(7,987,927)	(365,315)
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	—	—	(34,105,792)	11,510,774
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	—	—	(7,322,444)	10,661,790
FlexShares Disciplined Duration MBS Index Fund	95,407	—	(644,590)	222,056
FlexShares Credit-Scored US Corporate Bond Index Fund	170,836	38,349	—	412,474
FlexShares Credit-Scored US Long Corporate Bond Index Fund	211,694	2,918	—	323,792
FlexShares Ready Access Variable Income Fund	87,488	—	(20,429)	219,695

352	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law and may be carried forward indefinitely to offset future gains.

For the tax year ended October 31, 2016, the following Funds had available post-enactment capital loss carryforwards to offset future net capital gains to the extent provided by regulations:

Fund	Short-Term	Long-Term	Total
FlexShares Morningstar US Markets Factor Tilt Index Fund	$20,042,936	$—	$20,042,936
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	13,577,161	27,366,957	40,944,118
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	7,175,442	20,522,158	27,697,600
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	—	9,358	9,358
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	827,713	867,129	1,694,842
FlexShares US Quality Large Cap Index Fund	24,737	—	24,737
FlexShares STOXX® US ESG Index Fund	28,660	—	28,660
FlexShares STOXX® Global ESG Index Fund	52,018	1,278	53,296

Fund	Short- Term	Long- Term	Total
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$151,132,786	$190,440,675	$341,573,461
FlexShares STOXX® Global Broad Infrastructure Index Fund	7,739,584	7,503,005	15,242,589
FlexShares Global Quality Real Estate Index Fund	1,126,978	—	1,126,978
FlexShares Real Assets Allocation Index Fund	—	—	—
FlexShares Quality Dividend Index Fund	12,127,750	—	12,127,750
FlexShares Quality Dividend Defensive Index Fund	2,704,172	—	2,704,172
FlexShares Quality Dividend Dynamic Index Fund	3,181,342	745,396	3,926,738
FlexShares International Quality Dividend Index Fund	41,247,860	24,196,474	65,444,334
FlexShares International Quality Dividend Defensive Index Fund	9,821,400	4,408,587	14,229,987
FlexShares International Quality Dividend Dynamic Index Fund	5,216,772	2,771,155	7,987,927
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	32,904,587	1,201,205	34,105,792

FLEXSHARES ANNUAL REPORT	353

Notes to the Financial Statements (cont.)

Fund	Short-Term	Long-Term	Total
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$7,322,444	$—	$7,322,444
FlexShares Disciplined Duration MBS Ready Index Fund	468,194	176,396	644,590
FlexShares Credit-Scored US Corporate Bond Index Fund	—	—	—
FlexShares Credit-Scored US Long Corporate Bond Index Fund	—	—	—
FlexShares Ready Access Variable Income Fund	19,417	1,012	20,429

During the year ended October 31, 2016, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and FlexShares Credit Scored US Corporate Bond Index Fund utilized capital loss carryforwards of $5,018,947, $2,461,099 and $5,729 respectively.

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Ready Access Variable Income Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If, at the close of the taxable year, more than 50% in value of a Fund’s assets consists of stock or securities in foreign corporations the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow all shareholders to either (1) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) take that amount as an itemized deduction. If a Fund is not eligible to make this election or is eligible but does not make the election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

3. Investment Transactions and Related Income and Expense

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.

Interest income is recognized on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the yield to maturity method. Dividend income is recorded on the ex-dividend date, or as soon as information is available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corpo-

354	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

rate Bond Index Fund, and FlexShares Credit-Scored US Long Corporate Bond Index Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods concluded.

All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which a Fund invests. These foreign taxes, if any, are paid by the Funds and disclosed in the Statements of Operations. Foreign taxes payable, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

4. Investment Advisory Fees

NTI serves as the Investment Adviser of the Funds pursuant to the Investment Advisory Agreement. The Investment Adviser is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, subject to the general supervision of the Trust’s Board.

As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

From the unitary management fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services (“Covered Expenses”). Covered Expenses do not include the following fees under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The unitary management fee rate payable by each Fund is set forth in the following table:

Fund	Unitary Management Fee
FlexShares Morningstar US Market Factor Tilt Index Fund	0.27%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.42%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.65%
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.47%
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	0.70%
FlexShares US Quality Large Cap Index Fund	0.32%
FlexShares STOXX® US ESG Impact Index Fund	0.32%
FlexShares STOXX® Global ESG Impact Index Fund	0.42%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.48%
FlexShares STOXX® Global Broad Infrastructure Index Fund	0.47%
FlexShares Global Quality Real Estate Index Fund	0.45%
FlexShares Real Assets Allocation Index Fund	0.57%
FlexShares Quality Dividend Index Fund	0.37%
FlexShares Quality Dividend Defensive Index Fund	0.37%
FlexShares Quality Dividend Dynamic Index Fund	0.37%
FlexShares International Quality Dividend Index Fund	0.47%

FLEXSHARES ANNUAL REPORT	355

Notes to the Financial Statements (cont.)

Fund	Unitary Management Fee
FlexShares International Quality Dividend Defensive Index Fund	0.47%
FlexShares International Quality Dividend Dynamic Index Fund	0.47%
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	0.20%
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	0.20%
FlexShares Disciplined Duration MBS Index Fund	0.20%
FlexShares Credit-Scored US Corporate Bond Index Fund	0.22%
FlexShares Credit-Scored US Long Corporate Bond Index Fund	0.22%
FlexShares Ready Access Variable Income Fund	0.25%

Effective November 1, 2016, the contractual unitary management fee rate payable by each Fund below is set forth in the following table:

Name of Fund	Unitary Management Fee (Effective November 1, 2016)
FlexShares Morningstar US Market Factor Tilt Index Fund	0.25%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.39%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.59%
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.44%
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	0.64%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.46%

The Investment Adviser has contractually agreed until March 1, 2020 in the case of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and March 1, 2017 in the case of the FlexShares Real Assets Allocation Index Fund to waive Management Fees or reimburse certain expenses in an amount equal to the acquired fund fees and expenses (“AFFE”) attributable to each Fund’s investments in their respective Underlying Fund(s). After these dates, the Investment Adviser and a Fund may mutually agree to extend the contractual arrangements. The Fund’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of a Fund and its shareholders.

AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Fund’s financial statements.

The Investment Adviser may voluntarily waive additional management fees. Amounts waived by the Investment Adviser may not be recouped by the Investment Adviser. As of the year ended October 31, 2016, no management fees had been voluntarily waived.

5. Administration Fees

JPMorgan Chase Bank, N.A. (“the Administrator”) serves as administrator of the Funds. The Administrator provides certain administrative services to the Funds. For these services, the Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

As of the year ended October 31, 2016, JPMorgan Chase Bank, N.A. voluntarily reimbursed expenses of the FlexShares Disciplined Duration MBS Index Fund in the amount of $65,468. The reimbursed amount is stated in the Statements of Operations under the caption “Investment advisory fees reimbursed.”

6. Custodian Fees

JPMorgan Chase Bank, N.A. (the “Custodian”) acts as custodian for the Funds in accordance with a Global Custody Agreement. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket

356	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

expenses. These fees and expenses are Covered Expenses as defined above.

7. Trustees Fees

The Trust compensates each Trustee who is not an officer, director or employee of Northern Trust Corporation, or its subsidiaries, for his or her services as a Trustee of the Trust and as a member of Board committees.

NTI has contractually agreed with each Fund to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel paid by each Fund until at least March 1, 2017. After this date, NTI and each Fund may mutually agree to extend the contractual arrangement. The Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

The Trust has adopted a deferred compensation plan (“DC Plan”) for its Trustees who are not officers of Northern Trust or NTI. Under the DC Plan, an Independent Trustee may elect to defer all or a portion of their compensation. The amount deferred is adjusted periodically based upon the performance of the investment options selected by the Trustees. The investment options currently under the DC Plan are the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, and the FlexShares Ready Access Variable Income Fund. Expenses related to the DC Plan are stated on the Statements of Operations.

8. Distribution and Service Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as defined in Note 9) for each Fund on an agency basis. The Distributor does not receive a fee from the Funds for its distribution services. However, it receives compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Payments to finan-

cial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. As of this date, the Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board of Trustees approval. The maximum distribution fee is 0.25% of each Fund’s respective average daily net assets under the Plan. The Funds did not pay any 12b-1 fees during the fiscal year.

9. Issuance and Redemption of Fund Shares

Each Fund issues and redeems shares only to Authorized Participants (typically market makers, large investors and institutions) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

Retail investors may only purchase and sell fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees remaining in the Funds were as follows:

Fund	As of October 31, 2016	As of October 31, 2015
FlexShares Morningstar US Market Factor Tilt Index Fund	$10,500	$0
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	20,000	20,000
FlexShares Morningstar Emerging Market Factor Tilt Index Fund	25,000	0
FlexShares US Quality Large Cap Index Fund	500	500
FlexShares Morningstar Global Upstream Natural Resources Index Fund	39,000	9,000
FlexShares STOXX® Global Broad Infrastructure Index Fund	10,000	12,000
FlexShares Global Quality Real Estate Index Fund	6,000	12,000

FLEXSHARES ANNUAL REPORT	357

Notes to the Financial Statements (cont.)

Fund	As of October 31, 2016	As of October 31, 2015
FlexShares Quality Dividend Index Fund	$16,000	$5,500
FlexShares Quality Dividend Defensive Index Fund	7,500	0
FlexShares Quality Dividend Dynamic Index Fund	750	0
FlexShares International Quality Dividend Index Fund	35,000	15,000
FlexShares International Quality Dividend Defensive Index Fund	10,000	0
FlexShares International Quality Dividend Dynamic Index Fund	0	15,000
FlexShares Disciplined Duration MBS Index Fund	800	800
FlexShares Credit-Scored US Corporate Bond Index Fund	0	1,000
FlexShares Credit-Scored US Long Corporate Bond Index Fund	0	500
FlexShares Ready Access Variable Income Fund	700	350

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-YearTarget Duration TIPS Index Fund and the FlexShares iBoxx 5-YearTarget Duration TIPS Index Fund do not charge creation unit transaction fees.

10. Investment Transactions

For the year ended October 31, 2016, the FlexShares iBoxx 3-Year Target Duration TIPS Index, FlexShares iBoxx 5-Year Target Duration TIPS Index and FlexShares Disciplined Duration MBS Index Funds invested solely in U.S. Government securities. The cost of securities purchased by each Fund and proceeds from sales of securities, excluding short-

term securities, derivatives and in-kind transactions for the year ended October 31, 2016, were as follows:

Fund	Purchases	Sales
FlexShares Morningstar US Market Factor Tilt Index Fund	$199,067,711	$208,670,840
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	205,975,265	199,917,400
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	136,121,746	83,364,829
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	317,475	307,812
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	945,363	2,679,564
FlexShares US Quality Large Cap Index Fund	2,380,004	2,378,113
FlexShares STOXX US ESG Impact Index Fund	1,237,899	975,908
FlexShares STOXX Global ESG Impact Index Fund	1,888,968	1,690,574
FlexShares Morningstar Global Upstream Natural Resources Index Fund	374,378,075	389,620,108
FlexShares STOXX® Global Broad Infrastructure Index Fund	99,523,972	81,325,451
FlexShares Global Quality Real Estate Index Fund	108,044,519	102,395,457
FlexShares Real Assets Allocation Index Fund	215,943	172,752
FlexShares Quality Dividend Index Fund	965,927,678	963,007,780

358	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Purchases	Sales
FlexShares Quality Dividend Defensive Index Fund	$152,689,690	$152,008,069
FlexShares Quality Dividend Dynamic Index Fund	38,430,676	38,223,570
FlexShares International Quality Dividend Index Fund	298,846,570	275,479,678
FlexShares International Quality Dividend Defensive Index Fund	48,680,972	48,046,001
FlexShares International Quality Dividend Dynamic Index Fund	18,665,453	21,460,351
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund*	1,939,690,888	1,942,733,867
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund**	390,015,627	394,369,448
FlexShares Disciplined Duration MBS Index Fund***	47,526,870	28,594,238
FlexShares Credit-Scored US Corporate Bond Index Fund****	37,920,716	15,123,868
FlexShares Credit-Scored US Long Corporate Bond Index Fund*****	15,132,841	7,358,752
FlexShares Ready Access Variable Income Fund******	51,121,590	45,387,607

*	Include $1,939,690,888 in purchases and $1,942,733,867 in sales in U.S. Government Securities.

**	Include $390,015,627 in purchases and $394,369,448 in sales in U.S. Government Securities.

***	Include $47,526,870 in purchases and $28,594,238 in sales in U.S. Government Securities.

****	Include $1,298,950 in purchases and $1,294,698 in sales in U.S. Government Securities.

*****	Include $477,844 in purchases and $472,823 in sales in U.S. Government Securities.
******	Include $10,486,719 in purchases and $10,395,291 in sales in U.S. Government Securities.

For the year ended October 31, 2016, the following funds engaged in purchases and/or sales of securities from an affiliated entity:

Fund	Purchases	Sales	Net Realized Gains (Losses)
FlexShares Morningstar US Market Factor Tilt Index Fund	$199,334	$—	$—
FlexShares STOXX® Global Broad Infrastructure Index Fund	—	175,998	(58,739)
FlexShares Global Quality Real Estate Index Fund	14,313	—	—
FlexShares Quality Dividend Index Fund	—	23,336	102

11. In-Kind Transactions

During the year ended October 31, 2016, the Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended October 31, 2016, the fair value of the securities received for subscriptions for each Fund was as follows:

Fund	Fair Value
FlexShares Morningstar US Market Factor Tilt Index Fund	$70,052,046
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	59,470,913
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	22,928,267
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	3,618,856
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	31,308,032
FlexShares US Quality Large Cap Index Fund	3,947,909
FlexShares STOXX® US ESG Impact Index Fund	4,751,124

FLEXSHARES ANNUAL REPORT	359

Notes to the Financial Statements (cont.)

Fund	Fair Value
FlexShares STOXX® Global ESG Impact Index Fund	$7,258,209
FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,068,112,671
FlexShares STOXX® Global Broad Infrastructure Index Fund	182,275,552
FlexShares Global Quality Real Estate Index Fund	60,717,834
FlexShares Real Assets Allocation Index Fund	2,456,964
FlexShares Quality Dividend Index Fund	684,306,808
FlexShares Quality Dividend Defensive Index Fund	74,777,227
FlexShares Quality Dividend Dynamic Index Fund	3,501,374
FlexShares International Quality Dividend Index Fund	118,138,317
FlexShares International Quality Dividend Defensive Index Fund	17,781,981
FlexShares International Quality Dividend Dynamic Index Fund	14,189,140
FlexShares iBoxx 3-YearTarget Duration TIPS Index Fund	92,461,567
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	255,843,985

During the year ended October 31, 2016, the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index, FlexShares iBoxx 5-Year Target Duration TIPS Index and FlexShares Ready Access Variable Income Fund delivered securities in exchange for redemption of shares (redemptions-in-kind). For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction. For the year ended October 31, 2016, the fair value and realized gain (losses) of the securities transferred for redemptions for each Fund was as follows:

Fund	Fair Value	Net Realized Gains(Losses)
FlexShares Morningstar US Market Factor Tilt Index Fund	$12,918,022	$5,735,933
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	1,314,726	321,196
FlexShares Morningstar Global Upstream Natural Resources Index Fund	455,489,541	18,888,141
FlexShares Real Assets Allocation Index Fund	1,115,167	(133,956)
FlexShares Quality Dividend Index Fund	30,153,960	4,310,294
FlexShares Quality Dividend Defensive Index Fund	20,634,339	3,359,234
FlexShares Quality Dividend Dynamic Index Fund	23,131,353	1,594,846
FlexShares International Quality Dividend Index Fund	62,712,801	594,121
FlexShares International Quality Dividend Defensive Index Fund	25,301,993	(1,432,948)
FlexShares International Quality Dividend Dynamic Index Fund	26,282,516	(1,429,048)
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	260,760,448	703,298
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	54,998,453	(1,861)
FlexShares Ready Access Variable Income Fund	6,379,366	9,158

12. Guarantees and Indemnifications

In the normal course of business each Fund enters into contracts with third-party service providers that contain a

360	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds.

13. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

FLEXSHARES ANNUAL REPORT	361

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of FlexShares® Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FlexShares® Trust (the “Trust”), consisting of FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund FlexShares® Disciplined Duration MBS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund, and FlexShares® Ready Access Variable Income Fund (collectively, the “Funds”), as of October 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above included in the FlexShares® Trust as of October 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 22, 2016

362	FLEXSHARES ANNUAL REPORT

Tax Information October 31, 2016 (Unaudited)

QUALIFIED DIVIDEND INCOME (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended October 31, 2016 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Fund	QDI PERCENTAGE
FlexShares Morningstar US Market Factor Tilt Index Fund	45.49%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	51.99%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	39.40%
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	51.99%
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	39.40%
FlexShares US Quality Large Cap Index Fund	100.00%
FlexShares STOXX® US ESG Impact Index Fund	100.00%
FlexShares STOXX® Global ESG Impact Index Fund	100.00%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	38.04%
FlexShares STOXX® Global Broad Infrastructure Index Fund	93.24%
FlexShares Global Quality Real Estate Index Fund	35.76%
FlexShares Real Assets Allocation Index Fund	58.75%
FlexShares Quality Dividend Index Fund	77.41%
FlexShares Quality Dividend Defensive Index Fund	82.41%
FlexShares Quality Dividend Dynamic Index Fund	84.80%
FlexShares International Quality Dividend Index Fund	97.08%
FlexShares International Quality Dividend Defensive Index Fund	86.85%
FlexShares International Quality Dividend Dynamic Index Fund	84.72%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD)

A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
FlexShares Morningstar US Market Factor Tilt Index Fund	44.66%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.48%
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.48%
FlexShares US Quality Large Cap Index Fund	100.00%
FlexShares STOXX® US ESG Impact Index Fund	100.00%
FlexShares STOXX® Global ESG Impact Index Fund	100.00%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.13%
FlexShares STOXX® Global Broad Infrastructure Index Fund	44.67%
FlexShares Global Quality Real Estate Index Fund	0.51%
FlexShares Real Assets Allocation Index Fund	22.45%
FlexShares Quality Dividend Index Fund	75.01%
FlexShares Quality Dividend Defensive Index Fund	80.01%
FlexShares Quality Dividend Dynamic Index Fund	81.46%

FOREIGN TAX CREDIT

Each Fund below intends to make an election that will allow its shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$0.0976	$1.7818

FLEXSHARES ANNUAL REPORT	363

Tax Information (cont.)

Fund	TAXES	INCOME
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$0.1327	$1.2586
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.0340	0.6200
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	0.0400	0.3793
FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.0276	0.3843
FlexShares STOXX® Global Broad Infrastructure Index Fund	0.0334	0.8170
FlexShares Real Assets Allocation Index Fund	0.0189	0.3953
FlexShares International Quality Dividend Index Fund	0.0802	0.9006
FlexShares International Quality Dividend Defensive Index Fund	0.0769	0.8353
FlexShares International Quality Dividend Dynamic Index Fund	0.1232	1.3924

364	FLEXSHARES ANNUAL REPORT

Fund Expenses (Unaudited)

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2016.

The first line under each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2016.

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 10/31/16	Expenses Paid During the Period*	Annualized Expense Ratio During Period
FlexShares® Morningstar US Market Factor Tilt Index Fund
Actual	$1,000.00	$1,043.70	$1.39	0.27%
Hypothetical	$1,000.00	$1,023.78	$1.37	0.27%
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
Actual	$1,000.00	$1,009.60	$2.12	0.42%
Hypothetical	$1,000.00	$1,023.03	$2.14	0.42%
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
Actual	$1,000.00	$1,093.10	$3.42	0.65%
Hypothetical	$1,000.00	$1,021.87	$3.30	0.65%

FLEXSHARES ANNUAL REPORT	365

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/16	Expenses Paid During the Period*	Annualized Expense Ratio During Period
FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund(a)
Actual	$1,000.00	$1,074.60	$0.26	0.05%
Hypothetical	$1,000.00	$1,024.89	$0.25	0.05%
FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund(a)
Actual	$1,000.00	$1,085.80	$0.26	0.05%
Hypothetical	$1,000.00	$1,024.89	$0.25	0.05%
FlexShares® US Quality Large Cap Index Fund
Actual	$1,000.00	$1,025.50	$1.63	0.32%
Hypothetical	$1,000.00	$1,023.53	$1.63	0.32%
FlexShares® STOXX US ESG Impact Index Fund(b)
Actual	$1,000.00	$1,002.40	$0.96	0.32%
Hypothetical	$1,000.00	$1,023.53	$1.63	0.32%
FlexShares® STOXX Global ESG Impact Index Fund(b)
Actual	$1,000.00	$1,010.00	$1.27	0.42%
Hypothetical	$1,000.00	$1,023.03	$2.14	0.42%
FlexShares® Morningstar Global Upstream Natural Resources Index Fund
Actual	$1,000.00	$1,027.70	$2.45	0.48%
Hypothetical	$1,000.00	$1,022.72	$2.44	0.48%
FlexShares® STOXX® Global Broad Infrastructure Index Fund
Actual	$1,000.00	$997.50	$2.36	0.47%
Hypothetical	$1,000.00	$1,022.77	$2.39	0.47%
FlexShares® Global Quality Real Estate Index Fund
Actual	$1,000.00	$989.60	$2.25	0.45%
Hypothetical	$1,000.00	$1,022.87	$2.29	0.45%
FlexShares® Real Assets Allocation Index Fund(a)
Actual	$1,000.00	$1,001.60	$0.55	0.11%
Hypothetical	$1,000.00	$1,024.58	$0.56	0.11%
FlexShares® Quality Dividend Index Fund
Actual	$1,000.00	$1,040.70	$1.90	0.37%
Hypothetical	$1,000.00	$1,023.28	$1.88	0.37%
FlexShares® Quality Dividend Defensive Index Fund
Actual	$1,000.00	$1,040.00	$1.90	0.37%
Hypothetical	$1,000.00	$1,023.28	$1.88	0.37%

366	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/16	Expenses Paid During the Period*	Annualized Expense Ratio During Period
FlexShares® Quality Dividend Dynamic Index Fund
Actual	$1,000.00	$1,044.70	$1.90	0.37%
Hypothetical	$1,000.00	$1,023.28	$1.88	0.37%
FlexShares® International Quality Dividend Index Fund
Actual	$1,000.00	$1,013.80	$2.38	0.47%
Hypothetical	$1,000.00	$1,022.77	$2.39	0.47%
FlexShares® International Quality Dividend Defensive Index Fund
Actual	$1,000.00	$1,003.30	$2.37	0.47%
Hypothetical	$1,000.00	$1,022.77	$2.39	0.47%
FlexShares® International Quality Dividend Dynamic Index Fund
Actual	$1,000.00	$1,038.70	$2.41	0.47%
Hypothetical	$1,000.00	$1,022.77	$2.39	0.47%
FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
Actual	$1,000.00	$1,011.00	$1.01	0.20%
Hypothetical	$1,000.00	$1,024.13	$1.02	0.20%
FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
Actual	$1,000.00	$1,018.20	$1.01	0.20%
Hypothetical	$1,000.00	$1,024.13	$1.02	0.20%
FlexShares® Disciplined Duration MBS Index Fund(c)
Actual	$1,000.00	$1,014.20	$—	—%
Hypothetical	$1,000.00	$1,025.14	$—	—%
FlexShares® Credit-Scored US Corporate Bond Index Fund
Actual	$1,000.00	$1,014.10	$1.11	0.22%
Hypothetical	$1,000.00	$1,024.03	$1.12	0.22%
FlexShares® Credit-Scored US Long Corporate Bond Index Fund
Actual	$1,000.00	$1,030.70	$1.12	0.22%
Hypothetical	$1,000.00	$1,024.03	$1.12	0.22%
FlexShares® Ready Access Variable Income Fund
Actual	$1,000.00	$1,005.80	$1.26	0.25%
Hypothetical	$1,000.00	$1,023.88	$1.27	0.25%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Fund(s) in which the Fund invests.

FLEXSHARES ANNUAL REPORT	367

Fund Expenses (cont.)

(b)	The Fund commenced operations on July 13, 2016. Actual Expenses Paid During the Period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 110 divided by 366 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

(c)	The Fund’s expenses in the table above reflected voluntary reimbursement by JPMorgan Chase Bank, N.A. Without this reimbursement, the corresponding table above would have read as follows:

	Beginning Account Value	Ending Account Value 10/31/16	Expenses Paid During the Period**	Annualized Expense Ratio During Period
FlexShares® Disciplined Duration MBS Index Fund
Actual	$1,000.00	$1,014.20	$1.01	0.20%
Hypothetical	$1,000.00	$1,024.13	$1.02	0.20%
**	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

368	FLEXSHARES ANNUAL REPORT

Trustees and Officers (Unaudited)

NON-INTERESTED TRUSTEES
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Sarah N. Garvey Age: 64	Trustee	Indefinite; July 2011 to present	• Chairman of the Board of John G. Shedd Aquarium from 2009 to 2012; • Chairman of the Board of Navy Pier from 2011 to 2013; • Member of the Board of Directors of the Metropolitan Pier and Exposition Authority from 2010 to 2012; • Member of the Board of Directors of The Civic Federation since 2004; • Trustee of the Art Institute of Chicago since 2011.	24	None
Philip G. Hubbard Age: 65	Trustee	Indefinite; July 2011 to present	• Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge Funds platform for family and friends investments) since 2001; • President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001; • Chairman of the Board of Trustees of the Wheaton College Trust Company, N.A. since 2004; • Member since 1998 of the Board of Trustees of Wheaton College; • Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993; • Member of the Board of First Cup, LLC (restaurant franchising) since 2014.	24	None

FLEXSHARES ANNUAL REPORT	369

Trustees and Officers (cont.)

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Eric T. McKissack Age: 63	Trustee and Chairman	Indefinite; July 2011 to present	• Founder and CEO of Channing Capital Management, LLC (an SEC registered investments adviser) since 2004; • Member of the Board of Directors of ICMA Retirement Corporation (an SEC registered investment adviser providing retirement administration services) from 2005 to 2012; • Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002; • Member of the RIC Tree of Life Board of the Rehabilitation Institute of Chicago since 2001.	24	Consulting Group Capital Markets Funds (11 Portfolios) Since April 2013

INTERESTED TRUSTEE
Shundrawn A. Thomas(2) Age: 42	Trustee and President	Indefinite; July 2011 to present	• Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management since May 2014; • Managing Director and Global Business Head of the Exchange-Traded Funds Group, Northern Trust Asset Management from 2010 to 2014; • Member of the Board of Florida A&M University Foundation since 2014; • Member of the Board of Trustees of Wheaton College since May 2009; • Member of the Board of Trustees of the Wheaton College Trust Company since 2009; • Partner at Tree of Life Resources, LLP (a multi-media company) since 2005.	24	None

(1)

Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paul Dykstra, Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606. Mr. Thomas may be contacted by writing to him at 50 S. LaSalle St., Chicago, IL 60603.

(2)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and is available, without charge, upon request by contacting the Fund directly at (855) 933-6287.

370	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

OFFICERS
Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, IL 60603	Secretary	Indefinite; July 2011 to present	Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011; Secretary of Northern Institutional Funds and Northern Funds since 2010; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.
Benjamin D. Wiesenfeld Age: 38 50 South LaSalle Street Chicago, IL 60603	Chief Compliance Officer	Indefinite; July 2016 to present	Chief Compliance Officer of the Northern Funds since June 2016; Chief Compliance Officer and General Counsel, Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.
Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603	Treasurer and Principal Financial Officer	Indefinite; July 2011 to present	Senior Vice President of Northern Trust Investments, Inc. since 2010.
Peter K. Ewing Age: 57 50 South LaSalle Street Chicago, IL 60603	Vice President	Indefinite; July 2011 to present	Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President, The Northern Trust Company, since September 2010.
Marie E. Dzanis Age: 49 50 South LaSalle Street Chicago, IL 60603	Vice President	Indefinite; July 2011 to present	Head of Distribution for Funds and Managed Accounts, Northern Trust Investments, Inc. since 2014; Director of ETF Sales and Servicing, Northern Trust Investments, Inc., from 2011 to 2014.
Peter J. Flood Age: 59 50 South LaSalle Street Chicago, IL 60603	Vice President	Indefinite; July 2011 to present	Director of ETF Investment Strategy, Northern Trust Investments, Inc. since 2010; Portfolio Manager, Northern Trust Investments, Inc. from 2007 to 2014;
Edward A. Rosenberg Age: 42 50 South LaSalle Street Chicago, IL 60603	Vice President	Indefinite; June 2013 to present	Director of ETF Capital Markets and Analytics, Northern Trust Investments, Inc. since 2012; Director and Head of ETF Capital Markets and Analytics, Russell Investments from 2010 to 2012.

FLEXSHARES ANNUAL REPORT	371

Trustees and Officers (cont.)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Darlene Chappell Age: 53 50 South LaSalle Street Chicago, IL 60603	Anti-Money Laundering Officer	Indefinite; July 2011 to present	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional Funds, and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009. Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011and 50 South Capital Advisors, LLC since 2015; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Company of Connecticut from 2009 to 2013; Anti-Money Laundering Compliance Officer for Northern Trust Global Advisers, Inc. from 2009 to 2012.
Jose Del Real Age: 38 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Indefinite; June 2015 to present	Senior Legal Counsel, Asset Management Practice Group of the Legal Department of The Northern Trust Company since August 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2015; Legal Counsel, Asset Management Practice Group of the Legal Department of The Northern Trust Company from 2014 until 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014, and since May 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 until 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 until 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 until 2011.
Susan W. Yee Age: 47 One Beacon Street Boston, MA 02108	Assistant Secretary	Indefinite; October 2014 to present	Assistant Vice President, Regulatory Services Group, J.P. Morgan Chase Bank, N.A. since 1994, in various positions.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

372	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the FlexShares Trust (the “Trust”) oversees the management of the Trust and each separate series of the Trust covered in this report and, as required by law, determines whether to approve the Trust’s investment advisory and ancillary services agreement (the “Advisory Agreement”) with Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of the Northern Trust Corporation.

*****

At a meeting on June 6, 2016 (the “June Meeting”), the Board, including all of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), considered whether to approve the continuation of the Advisory Agreement between the Trust, on behalf of the FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares® Real Assets Allocation Index Fund and FlexShares® Ready Access Variable Income Fund (each, a “Fund” and together the “Funds”).

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the June Meeting, the Trustees received written materials relating to the Advisory

Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the June Meeting, the Trustees considered NTI’s verbal presentations and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been objectively determined solely by Broadridge, an independent provider of fund data, and included the following information: (1) a description of the types of funds chosen by Broadridge to compare to each Fund; (2) performance data for each Fund; (3) data on the Fund’s expenses and fees; and (4) comparative fee data for each Fund’s respective peer group, including expense comparisons of actual and contractual management fees and total expenses.

In considering the Advisory Agreement, the Independent Trustees met with their independent legal counsel separately from the “interested” Trustee of the Trust and officers and employees of NTI. After evaluating all the materials, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement was in the best interest of the Funds and their shareholders and approved the continuation of the Advisory Agreement.

The material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the Advisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by NTI to each Fund. The Board also considered NTI’s responsibilities under the Advisory Agreement to perform securities trading services and ancillary services including, among other things: (i) filing reports with the SEC, (ii) periodically updating the Trust’s registration statement, (iii) establishing and maintaining the Funds’ website to comply with regulatory requirements, (iv) monitoring anticipated purchases and redemptions of creation units by shareholders and new investors, (v) providing information and assistance as required by the Trust’s administrator and fund accountant in connection with the Trust’s shares, and (vi) providing assistance in connection with the operations of the Trust generally.

FLEXSHARES ANNUAL REPORT	373

Approval of Advisory Agreement (cont.)

The Board also considered the quality of NTI’s resources that are made available to the Trust. The Board noted NTI’s and its affiliates’ financial position, stability, and commitment to growing the exchange-traded funds business. The Board also considered the operation and strength of NTI’s compliance program.

The Board noted that Foreside, an entity unaffiliated with NTI, provides distribution services to the Funds and that JPMorgan, also an unaffiliated entity, provides custody, transfer agency and fund administration support services, and that these service provider arrangements are relevant to the Board’s considerations of the totality of the circumstances surrounding renewal of the Advisory Agreement with NTI. The Board concluded that each Fund benefits from the services provided under the Advisory Agreement and as a result of NTI’s operations, resources, experience, reputation and personnel.

Fees and Expenses—Investment Performance of the Funds and NTI

The Board considered the fees, expenses and performance of each Fund and NTI, including comparative information provided by Broadridge. The comparisons ranked each Fund in various quintiles over the since inception, one-year, two-year, three-year and four-year periods ending March 31, 2016, as applicable, with the first quintile being the best 20% of the funds in terms of fund cost and fund performance. The Board also considered that, with the exception of FlexShares Ready Access Variable Income Fund (“RAVI”), the investment strategy of each Fund is to track the performance of a specified index (each, an “Underlying Index”). The Board noted that the differences in performance between each Fund and that of its Underlying Index (“tracking error”) demonstrated NTI’s expertise and effectiveness in managing index-based fixed-income and equity exchange-traded funds. The Board reviewed a report of the Funds’ tracking error contained in the meeting materials.

In reaching its determinations, the Board considered a large amount of data provided by NTI in response to a written request previously submitted by the Independent Trustees to

NTI. Among the information considered by the Board was the following:

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year, two-year, three-year and four-year and third quintile for the since inception periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board took into account that the Fund’s total expense ratio was ranked third compared to eight other global natural resources funds and that its actual management fees were slightly lower than its expense group average and equal to its expense group median. The Board also noted that the Fund’s contractual management fees were lower than its expense group median.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the two-year, four-year and since inception and first quintile for the one-year and three-year periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board took into account that the Fund’s total expense ratio was ranked third compared to four other inflation-protected bond funds and that its total expenses were equal to its expense group median. The Board noted that the Fund’s actual and contractual management fees were slightly higher than its expense group medians.

374	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

The Board noted that the Fund’s performance ranked in the first quintile of its performance universe for the one-year and second quintile for the two-year, three-year, four-year and since inception periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board considered that the Fund’s total expense ratio was ranked third compared to four other inflation-protected bond funds and that its total expenses were equal to its expense group median. The Board noted that the Fund’s contractual management fee was slightly higher and its actual management fee was slightly lower than the expense group medians.

FlexShares® Morningstar US Market Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year and since inception and third quintile for the two-year, three-year and four-year periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board noted that the Fund’s total expense ratio was ranked third compared to four other multi-cap core funds and that its total expenses, actual and contractual management fees were equal to its expense group medians.

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the fifth quintile of its performance universe for the one-year, two-year, three-year and since inception periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board noted that the Fund’s total expense ratio was in the second quintile and that its total expenses and actual management fees were lower than its expense group medians and contractual management fees were higher than its expense group median.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the two-year and third quintile for the one-year, three-year and since inception periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board noted that the Fund’s total expense ratio was in the third quintile and that its total expenses, actual and contractual management fees were higher than its expense group medians.

FlexShares® Quality Dividend Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the two-year, three-year and since inception periods and second quintile for the one-year period ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the

FLEXSHARES ANNUAL REPORT	375

Approval of Advisory Agreement (cont.)

difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board considered that the Fund’s total expense ratio was ranked in the second quintile and that its total expenses and contractual management fees were equal to their expense group medians. The Board noted that the Fund’s actual management fee was higher than its expense group median.

FlexShares® Quality Dividend Defensive Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the two-year, three-year and since inception and second quintile for the one-year period ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board considered that the Fund’s total expense ratio was ranked in the second quintile and that its total expenses, actual and contractual management fees were equal to their expense group medians.

FlexShares® Quality Dividend Dynamic Index Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year period, third quintile for the two-year, second quintile for the three-year and first quintile for the since inception periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board considered that the Fund’s total expense ratio was in the second quintile and that its total expenses and contractual management fees were equal to its expense group medians. The Board noted that the Fund’s actual management fee was slightly lower than its expense group median.

FlexShares® International Quality Dividend Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year, two-year and since inception periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board took into account that the Fund’s total expense ratio was ranked second compared to seven other international equity income funds and that its total expenses were lower than that of its expense group median. The Board noted that the Fund’s contractual management fees were equal to its expense group median while actual management fees were higher than its expense group median.

FlexShares® International Quality Dividend Defensive Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year and two-year and third quintile for the since inception periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board took into account that the Fund’s total expense ratio was ranked second compared to seven other international equity income funds and that its total expenses were lower than that of its expense group median. The Board

376	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

noted that the Fund’s contractual management fees were equal to its expense group median while actual management fees were slightly lower than its expense group median.

FlexShares® International Quality Dividend Dynamic Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year and two-year and second quintile for the since inception periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board took into account that the Fund’s total expense ratio was ranked second compared to seven other international equity income funds and that its total expenses were lower than that of its expense group median. The Board noted that the Fund’s contractual management fees were equal to its expense group median while actual management fees were slightly higher than its expense group median.

FlexShares® Ready Access Variable Income Fund

The Board considered that the Fund’s performance ranked in the second quintile in the one-year and first quintile of its performance universe for the two-year, three-year and since inception periods ended March 31, 2016. The Board considered NTI’s assertion that the Fund’s performance compared favorably to these funds in light of its specific investment strategy.

The Board considered that the Fund’s total expense ratio was ranked fourth compared to four other ultra-short obligation funds, and one short investment-grade debt fund and that its total expenses, actual and contractual management fees were higher than its expense group medians.

FlexShares® Global Quality Real Estate Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year, two-year and since inception periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board considered that the Fund’s total expense ratio was ranked first compared to three other global real estate funds in its expense group and that its total expenses and actual and contractual management fees were lower than that of its expense group medians.

FlexShares® STOXX® Global Broad Infrastructure Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year, two-year and the since inception periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, three-year and since inception periods ended March 31, 2016.

The Board considered that the Fund’s total expense ratio was ranked second compared to five other specialty and miscellaneous funds in its expense group and that its total expenses and actual and contractual management fees were lower than that of its expense group medians.

FlexShares® Disciplined Duration MBS Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year and fourth quintile for the since inception periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that

FLEXSHARES ANNUAL REPORT	377

Approval of Advisory Agreement (cont.)

NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods ended March 31, 2016.

The Board considered that the Fund’s total expense ratio was ranked second compared to three other US mortgage funds in its expense group and that its total expenses and actual management fees were lower than that of their expense group medians while contractual management fees were equal to its expense group median.

FlexShares® Credit-Scored US Corporate Bond Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year and since inception periods ended March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods ended March 31, 2016.

The Board considered that the Fund’s total expense ratio was ranked second compared to four other BBB-rated corporate debt funds in its expense group and that its total expenses and actual and contractual management fees were lower than that of its expense group medians.

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

The Board noted that the Fund commenced operations on September 23, 2015 and accordingly did not have a one-year track record. The Board noted that the Fund ranked in the first quintile of its performance universe for the period since inception through March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index since inception.

The Board considered that the Fund’s total expense ratio was ranked second compared to four other BBB-rated corporate debt funds in its expense group and that its total expenses and actual and contractual management fees were lower than that of its expense group medians.

FlexShares® US Quality Large Cap Index Fund

The Board noted that the Fund commenced operations on September 23, 2015 and accordingly did not have a one-year track record. The Board noted that the Fund ranked in the fourth quintile of its performance universe for the period since inception through March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index since inception.

The Board considered that the Fund’s total expense ratio was ranked seventh compared to seven other large-cap core funds in its expense group and that its total expenses and actual and contractual management fees were higher than that of its expense group medians.

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

The Board noted that the Fund commenced operations on November 9, 2015 and accordingly did not have a one-year track record. The Board noted that the Fund ranked in the fifth quintile of its performance universe for the period since inception through March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index since inception.

The Board considered that the Fund’s total expense ratio was ranked fourth compared to one other international small/mid-cap value fund, two international small/mid-cap growth funds, and four other international small/mid-cap core funds in its expense group and that its total expenses

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Approval of Advisory Agreement (cont.)

and contractual management fees were lower than that of its expense group medians while actual management fees were slightly higher than that of its expense group median.

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

The Board noted that the Fund commenced operations on November 9, 2015 and accordingly did not have a one-year track record. The Board noted that the Fund ranked in the fifth quintile of its performance universe for the period since inception through March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index since inception.

The Board considered that the Fund’s total expense ratio was ranked sixth compared to ten other emerging markets funds in its expense group and that its total expenses were equal to its expense group median and actual and contractual management fees were lower than that of its expense group medians.

FlexShares® Real Assets Allocation Index Fund

The Board noted that the Fund commenced operations on November 23, 2015 and accordingly did not have a one-year track record. The Board noted that the Fund ranked in the first quintile of its performance universe for the period since inception through March 31, 2016. The Board considered that none of the Broadridge peers pursued an investment strategy that was based on the same underlying index as that pursued by the Fund. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index since inception.

The Board considered that the Fund’s total expense ratio was ranked fourth compared to seven other specialty and miscellaneous funds in its expense group and that its total expenses and actual management fees were lower than that of its expense group medians while its contractual management fees were higher than that of its expense group median.

Costs of Services and Profits of NTI

The Board considered the unitary fee structure and the expenses for each Fund and noted that, under the Advisory Agreement, NTI was responsible for most expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Board considered that NTI was not responsible under the Advisory Agreement for certain expenses, including the fees and expenses of the Trust’s Independent Trustees and their independent legal counsel, litigation expenses and other extraordinary expenses. The Board also considered the agreement between the Trust and NTI, whereby the Adviser agreed to reimburse the fees and expenses of the Independent Trustees and their independent legal counsel with respect to a Fund until at least one year from the effective date of the applicable Fund’s post-effective amendment to the Trust’s registration statement.

The Board considered the advisory fee for each Fund as compared to that of other comparable funds in relation to the Broadridge median. The Board considered NTI’s explanation that each Fund’s contractual management fee (which, owing to the unitary fee structure and the existence of the expense reimbursement agreement, is identical to its total expense ratio) compares favorably with its respective Broadridge median contractual management fee for comparable funds set forth in the Broadridge report, especially after taking into account, among other factors, important differences between the indexes upon which such comparable funds are based and the Fund’s underlying index and differences between the number of portfolio holdings for comparable funds and the Fund, among other factors.

The Board considered the advisory fee schedules for other accounts with similar investment advisory mandates as those of the Funds, noting that there were not comparable accounts with respect to all of the Funds. The Board considered the fees charged to the Funds and the fees charged to the other accounts, taking into account (a) the differences in managing ETFs versus separately managed accounts which involve daily purchase and redemption activity along with robust regulatory and governance requirements; and (b) the Funds’ unitary fee structure.

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Approval of Advisory Agreement (cont.)

The Board examined NTI’s profitability information provided by NTI regarding its expectations of the length of time required for it to become profitable from its relationship with the Funds.

Economies of Scale

The Board considered whether NTI may realize economies of scale in managing and supporting the Funds. The Board reviewed each Fund’s fee arrangements, and considered that, in light of the unitary fee structure and expense reimbursement agreement, the length of time NTI expected for it to become profitable from its services to the Trust and the significant investment that NTI has made and continues to make in the Trust, breakpoints are not necessary.

Other Benefits to NTI

In addition to considering the profits that may be realized by NTI, the Board considered information regarding other direct and indirect benefits NTI may receive as a result of its relationship with the Funds, including whether any compensation would be paid to its affiliates. The Board also considered that some of the Funds’ shareholders have other client relationships with NTI’s affiliates. The Board also reviewed the extent to which NTI and its other clients, as well as the Funds, benefit from receipt of the research products and services generated by the Funds.

The Board, including the Independent Trustees, considered the data provided by NTI and concluded that sufficient information had been provided to allow them to evaluate each Fund’s investment advisory fee and the terms of the Advisory Agreement.

*****

The Board, including all of the Independent Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), met on June 6, 2016 (the “June Meeting”) to consider whether to approve the Advisory Agreement for the FlexShares® STOXX® US ESG Impact Index Fund (“US ESG Fund”) and FlexShares® STOXX® Global ESG Impact Index Fund (“Global ESG Fund”) (each, a “New Fund” and together, the “New Funds”).

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the June Meeting, the Trustees received written materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the Meeting, the Trustees considered the verbal presentations by NTI and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been objectively determined solely by Broadridge, an independent provider of fund data.

The Independent Trustees met with their independent legal counsel separately from the “interested” Trustee of the Trust and officers and employees of the Trust and NTI to consider approval of the Advisory Agreement. After evaluating all the materials, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement for the New Funds was in the best interest of the New Funds and its shareholders and approved the Advisory Agreement.

In approving the Advisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including, but not limited to: (1) the nature, extent and quality of the services that NTI was expected to provide to the New Funds; (2) the anticipated fees and projected expenses for the New Funds; (3) the projected profits to be realized by NTI and its affiliates from the relationship with the New Funds; (4) the extent to which economies of scale would be realized if the New Funds grew and whether the fee levels in the Advisory Agreement reflected these economies of scale; and (5) other benefits that NTI and its affiliates may realize as a result of their relationship with the New Funds. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreement.

The material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the Advisory Agreement are separately discussed below.

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Approval of Advisory Agreement (cont.)

Nature, Quality and Extent of the Services

The Trustees examined the nature, quality and extent of the services to be provided by NTI to the New Funds. They evaluated information regarding NTI’s organizational structure and the experience and professional qualifications of NTI’s key personnel. They also considered the Adviser’s responsibilities under the Advisory Agreement to perform securities trading services and ancillary services, including among other things, filing reports with the SEC, periodically updating the New Funds’ registration statement and establishing and maintaining the New Funds’ website to comply with regulatory requirements. The Trustees also considered the quality of NTI’s resources that would be made available to the New Funds. The Trustees noted NTI’s and its affiliates’ financial position, stability, and commitment to growing the exchange-traded fund business. The Board also considered the operation and strength of NTI’s compliance program. The Trustees concluded that they were satisfied with the nature, quality and extent of the investment management services proposed to be provided by NTI to the New Funds. They further determined that there was a reasonable basis on which to conclude that the New Funds would benefit from the services proposed to be provided by NTI under the Investment Advisory Agreement.

Performance

The Trustees considered that, because the New Funds had not yet commenced investment operations, meaningful data relating to their performance was not available and could not be a factor in the initial approval of the Advisory Agreement.

Fees and Expenses

The Trustees considered the proposed unitary fee structure and each of the New Fund’s projected expenses. They noted that under the Advisory Agreement, NTI would be responsible for all expenses of the New Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding advisory fees, 12b-1 fees (to the extent applicable), interest, taxes, brokerage and other trading expenses, fees and expenses of the Trust’s Independent Trustees and independent legal counsel to the Trust’s Independent Trustees, litigation expenses, and other extraordinary expenses. They also considered the proposed agreements between the New Funds and NTI, whereby NTI agreed to reimburse operating expenses that represent the New Funds’ allocation of the compensation and expenses of the Independent Trustees and their legal counsel for at least one year from effective date of the New Funds’ prospectus. The Trustees considered comparative fee data for the New Funds, which included fees and expenses paid by comparable exchange-traded funds selected by Broadridge, an independent provider of investment company data.

With respect to US ESG Fund, the Board noted that the Fund’s total expense ratio was ranked fifth compared to seven other large-cap core funds. They also considered that the Fund’s projected expenses were slightly higher than the average and median expenses of the comparable exchange-traded funds that Broadridge had selected. The Board also considered that the Fund’s contractual advisory fee was higher than its expense group average and expense group median. The Board also considered that the Fund’s projected actual advisory fee was higher than its expense group average and median. The Trustees also noted that NTI did not manage any other accounts pursuing investment strategies similar to those of the US ESG Fund. With respect to Global ESG Fund, the Board noted that the Fund’s total expense ratio was ranked fifth compared to one international large-cap core fund, two global multi-cap core funds and five international multi-cap core funds. They also considered that Fund’s projected expenses were lower than the average and equal to the median expenses of the comparable exchange-traded funds that Broadridge had selected. The Board also considered that Fund’s contractual advisory fee was lower than its expense group average and expense group median. The Board also considered that Fund’s projected actual advisory fee was lower than its expense group average and equal to the median. The Trustees also noted that NTI did not manage any other accounts pursuing investment strategies similar to those of Global ESG Fund.

Projected Profits of NTI

The Trustees examined NTI’s projected profits in serving as the New Funds’ investment adviser. The Trustees noted information provided by NTI with respect to the length of time it would take to become profitable with respect to the

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Approval of Advisory Agreement (cont.)

New Funds. The Trustees also considered NTI’s projection of asset levels in the New Funds.

Economies of Scale

The Trustees considered whether NTI may realize economies of scale in managing and supporting the New Funds. In this regard, the Trustees considered that the management fee did not contain any breakpoints. The Trustees determined that in light of the unitary fee structure, the fact that NTI would not initially make any profit from its services to the New Funds, as well as the significant investment NTI was making in the New Funds, that breakpoints were not necessary at the present time.

Other Benefits to NTI

In addition to considering the profits that may be realized by NTI, the Trustees considered information regarding the direct and indirect benefits that NTI may receive as a result of its relationship with the New Funds, including any compensation to be paid to NTI’s affiliates. The Trustees also considered that some of the New Funds’ expected shareholders may have other client relationships with NTI’s affiliates.

For the foregoing reasons, the Board, including a majority of the Independent Trustees, determined that the compensation payable to NTI was fair in light of the services to be provided (and expenses assumed) such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

*****

The Board, including all of the Independent Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), met on September 23, 2016 (the “September Meeting”) to consider whether to approve the Advisory Agreement for the FlexShares® Core Select Bond Fund (the “New Fund”).

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the September Meeting, the Trustees received written materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the Meeting, the Trustees considered the verbal presentations by NTI and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been objectively determined solely by Broadridge, an independent provider of fund data.

The Independent Trustees met with their independent legal counsel separately from the “interested” Trustee of the Trust and officers and employees of the Trust and NTI to consider approval of the Advisory Agreement. After evaluating all the materials, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement for the New Fund was in the best interest of the New Fund and its shareholders and approved the Advisory Agreement.

In approving the Advisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including, but not limited to: (1) the nature, extent and quality of the services that NTI is expected to provide to the New Fund; (2) the anticipated fees and projected expenses for the New Fund; (3) the projected profits to be realized by NTI and its affiliates from the relationship with the New Fund; (4) the extent to which economies of scale would be realized if the New Fund grew and whether the fee levels in the Advisory Agreement reflected these economies of scale; and (5) other benefits that NTI and its affiliates may realize as a result of their relationship with the New Fund. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreement.

The material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the Advisory Agreement are separately discussed below.

Nature, Quality and Extent of the Services

The Trustees examined the nature, quality and extent of the services to be provided by NTI to the New Fund. They evaluated information regarding NTI’s organizational structure and the experience and professional qualifications of NTI’s key personnel. They also considered NTI’s responsibilities under the Advisory Agreement to perform securities trading

382	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

services and ancillary services, including among other things, filing reports with the SEC, periodically updating the New Fund’s registration statement and establishing and maintaining the New Fund’s website to comply with regulatory requirements. The Trustees also considered the quality of NTI’s resources that would be made available to the New Fund. The Trustees noted NTI’s and its affiliates’ financial position, stability, and commitment to growing the exchange-traded fund business. The Board also considered the operation and strength of NTI’s compliance program. The Trustees concluded that they were satisfied with the nature, quality and extent of the investment management services proposed to be provided by NTI to the New Fund. They further determined that there was a reasonable basis on which conclude that the New Fund would benefit from the services proposed to be provided by NTI under the Investment Advisory Agreement.

Performance

The Trustees considered that, because the New Fund had not yet commenced investment operations, meaningful data relating to its performance was not available and could not be a factor in the initial approval of the Advisory Agreement.

Fees and Expenses

The Trustees considered the proposed unitary fee structure and the New Fund’s projected expenses. They noted that under the Advisory Agreement, NTI would be responsible for all expenses of the New Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding advisory fees, 12b-1 fees (to the extent applicable), interest, taxes, brokerage and other trading expenses, fees and expenses of the Trust’s Independent Trustees and independent legal counsel to the Trust’s Independent Trustees, litigation expenses, and other extraordinary expenses. They also considered the proposed agreement between the New Fund and NTI, whereby NTI agreed to reimburse operating expenses that represent the New Fund’s allocation of the compensation and expenses of the Independent Trustees and their legal counsel and waive a portion of its management fee and/or reimburse operating expenses in an amount equal to the (a) acquired fund fees and expenses (“AFFE”) occurring in respect of any investment by the Fund in other funds that are managed by NTI or an affiliate of NTI and (b) the first 0.05% in AFFE occurring in respect of any investment by the New Fund in other funds for at least one year from effective date of the New Fund’s prospectus. The Trustees considered comparative fee data for the New Fund, which included fees and expenses paid by comparable exchange-traded funds selected by Broadridge, an independent provider of investment company data.

With respect to the New Fund, the Board noted that the New Fund’s total expense ratio was ranked second compared to two other core bond funds, two multi-sector income funds and one core plus bond fund in the New Fund’s peer group. They also considered that the New Fund’s projected expenses were lower than the average and median expenses of the comparable exchange-traded funds that Broadridge had selected. The Board also considered that the New Fund’s contractual management fee was lower than its expense group average and expense group median. The Board also considered that the New Fund’s projected actual advisory fee was lower than its expense group average and expense group median. The Trustees also noted that NTI did not manage any other accounts pursuing investment strategies similar to those of the New Fund.

Projected Profits of NTI

The Trustees examined NTI’s projected profits in serving as the New Fund’s investment adviser. The Trustees noted information provided by NTI with respect to the length of time it would take to become profitable with respect to the New Fund. The Trustees also considered NTI’s projection of asset levels in the New Fund.

Economies of Scale

The Trustees considered whether NTI may realize economies of scale in managing and supporting the New Fund. In this regard, the Trustees considered that the management fee did not contain any breakpoints. The Trustees determined that in light of the unitary fee structure, the fact that NTI would not initially make any profit from its services to the New Fund, as well as the significant investment NTI was making in the New Fund, that breakpoints were not necessary at the present time.

FLEXSHARES ANNUAL REPORT	383

Approval of Advisory Agreement (cont.)

Other Benefits to NTI

In addition to considering the profits that may be realized by NTI, the Trustees considered information regarding the direct and indirect benefits NTI may receive as a result of its relationship with the New Fund, including compensation to be paid to NTI’s affiliates. The Trustees also considered that some of the Fund’s expected shareholders will have other client relationships with NTI’s affiliates.

For the foregoing reasons, the Board, including a majority of the Independent Trustees, determined that the compensation payable to NTI was fair in light of the services to be provided (and expenses assumed) and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

384	FLEXSHARES ANNUAL REPORT

Supplemental Information (Unaudited)

Principal Risks

As with any investment, you could lose all or part of your investment in a Fund, and the Fund’s performance could trail that of other investments. In addition to the discussion of the risks of certain of the Funds’ investments included in Note 2, some of the principal risks of investment in the Funds are summarized below. A more complete description of principal risks is included in each Fund’s Prospectus.

The following risks apply to all of the Funds:

Derivatives Risk

Changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index, and the Funds could lose more than the principal amount invested.

Market Trading Risk

Each Fund’s shares are listed on a securities exchange, which presents risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to the Funds’ shares trading at a premium or discount to NAV.

The following risk applies only to the Index Funds:

Tracking Error Risk

Tracking error risk is the risk that an Index Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between a Fund’s securities and those of the Underlying Index. Imperfect correlation may result from share purchases and redemptions, expenses, changes in the Underlying Indexes, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spinoffs), legal restrictions (such as tax-related diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances, among other factors.

The following risks apply to each Fund as disclosed:

Concentration Risk

Each of the Index Funds, except the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, and the FlexShares Disciplined Duration MBS Index Fund are subject to Concentration Risk. To the extent that the investments of these Funds are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Funds may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class. The Credit-Scored US Corporate Bond Index Fund and Credit-Scored US Long Corporate Bond Index Fund may be adversely impacted by events affecting the U.S. financials sector. The U.S. financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaults, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company, or on the sector as a whole cannot be predicted.

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Supplemental Information (cont.)

Interest Rate / Maturity Risk

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, and the FlexShares Ready Access Variable Income Fund are subject to the risk that the value of the Funds’ fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

MLP Risk

The FlexShares STOXX® Global Broad Infrastructure Index Fund may invest in Master Limited Partnerships (MLPs). The Fund may not invest more than 25% of its net assets in MLPs. MLP Risk is the risk that accompanies an investment in MLP units. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Fund’s shares. The Fund must include its allocable share of the MLP’s taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to the Fund’s shareholders.

Non-diversification Risk

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, and the FlexShares Ready Access Variable Income Fund (each a “Fund” and collectively the “Funds”) are non-diversified series of the Trust, pursuant to the 1940 Act. Fund performance may depend on the performance of a small number of issuers because the Funds may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

Large Cap Risk

The FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund and the FlexShares STOXX® Global ESG Impact Index Fund are subject to the risk that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Mid Cap Stock Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (including through its investment in its Underlying Fund), FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (including through its investment in its Underlying Fund), FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources

386	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, and the FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)) may invest in stocks of mid-sized companies which may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Small Cap Stock Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (including through its investment in its Underlying Fund), FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (including through its investment in its Underlying Fund), FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, and the FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)) may invest in stocks of smaller companies which may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Value Investing Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, and the FlexShares Real Assets Allocation Index Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, may not appreciate in value as anticipated.

ESG Investment Risk

The FlexShares STOXX® US ESG Impact Index Fund and the FlexShares STOXX® Global ESG Impact Index Fund are subject to the risk that because the methodology of the Underlying Index selects and assigns weights to securities of issuers for nonfinancial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.

Global Natural Resource Industry Risk

The FlexShares Morningstar Global Upstream Natural Resources Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) is subject to the risks associated with investment in the global natural resources sector in addition to the general risk of the stock market. The natural resources sector can significantly be affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as other factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

FLEXSHARES ANNUAL REPORT	387

Supplemental Information (cont.)

The following risks apply only to the FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund:

Dividend Risk

The Fund is subject to the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

Volatility Risk

The Fund is subject to the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.

The following risks apply to the FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund):

Interest Rate Risk

The Fund is subject to the risk that rising interest rates may adversely affect the Fund. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund may decline when investors anticipate or experience rising interest rates.

Real Estate Securities Risk

The Fund is subject to the risks associated with investment in the real estate sector in addition to the general risk of the stock market. Investing in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way in which real estate companies are organized and operated. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

Real Estate Investment Trust (REIT) Risk

The Fund is subject to the risk that the Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

388	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

The following risk applies only to the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and the FlexShares Real Assets Allocation Index Fund:

Fund of Funds Risk

The Fund is subject to the risk that the Fund’s investment performance largely depends on the investment performance of the Underlying Fund(s) in which it primarily invests. The Fund’s NAV will change with changes in the value of the Underlying Fund(s) and other securities in which the Fund invests based on their market valuations.

An investment in the Fund will entail more costs and expenses than direct investments in the Underlying Fund(s). The Fund will indirectly pay a proportional share of the expenses of the Underlying Fund(s) in which it invests (including operating expenses and management fees), in addition to the fees and expenses it pays directly. As the Fund’s allocation to an Underlying Fund changes from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

The following risk applies only to the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund:

Currency Hedging Risk

The Fund is subject to the risk that the Fund’s hedging transactions will not be effective. The Fund enters into foreign currency forward contracts designed to offset the Fund’s currency exposure of non-U.S. dollar denominated securities included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s foreign currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Because the Fund’s currency hedge is reset on a monthly basis, currency risk can develop or increase intra-month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of a investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. In addition, a Fund’s currency hedging activities may involve frequent trading of currency instruments, which may increase transaction costs and cause the Fund’s return to deviate from the Underlying Index.

In seeking to track the performance of the Underlying Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts, which may include non-deliverable foreign currency forward contracts (“NDFs”). NDFs on currencies are often less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could result in the Fund being unable to structure its hedging transactions as intended. In addition, NTI may seek to limit the size of the Fund in order to attempt to reduce a situation where the Fund is unable to obtain sufficient liquidity in an underlying currency to implement its investment objective.

Corporate Bond Risk

The FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund invest primarily in bonds issued by corporations. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

FLEXSHARES ANNUAL REPORT	389

Supplemental Information (cont.)

The following risks apply to the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, and the FlexShares Ready Access Variable Income Fund:

Credit (or Default) Risk

The Fund is subject to the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Debt Extension Risk

The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Prepayment (or Call) Risk

The Fund is subject to the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

The following risks apply to the FlexShares Disciplined Duration MBS Index Fund and the FlexShares Ready Access Variable Income Fund:

U.S. Government Securities Risk

The Fund is subject to the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Mortgage Related and Other Asset-Backed Risks

The Fund is subject to the risks of investing in mortgage-related and other asset-backed securities, including Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk.

Mortgage Backed Pass-Through Securities Risk

The Fund is subject to the risk of investing in mortgage-backed securities issued by a U.S. Agency. These securities may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to Credit (or Default) Risk, Interest Rate/ Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

390	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

The following risk applies to the FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Ready Access Variable Income Fund:

Financial Sector Risk

The Fund is subject to the risk that the Fund will be impacted by events affecting the U.S. and non-U.S. financial sectors if it invests a relatively large percentage of its assets in those sectors, adversely affecting the Fund’s performance. The U.S. and non-U.S. financial sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis. In 2008 and 2009, the U.S. financial sector was significantly impacted by bankruptcies and consolidations of major financial firms. Events affecting the U.S. and non-U.S. financial sectors have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in those sectors.

Premium / Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Funds and the Funds’ net asset values for various time periods, as applicable, is available by visiting the Funds’ website at www.flexshares.com.

FLEXSHARES ANNUAL REPORT	391

For More Information (Unaudited)

Portfolio Holdings

FlexShares® Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

FlexShares® Trust Proxy Voting Policies and Procedures are available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the Funds’ Web site www.flexshares.com or the SEC’s Web site at sec.gov. Each Fund’s portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the SEC’s Web site at sec.gov.

392	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

50 S. LaSalle Street

Chicago, IL 60603

800.595.9111

www.flexshares.com

FlexShares® is a registered trademark of NTI. Morningstar® is a registered trademark of Morningstar, Inc. (“Morningstar”). Morningstar® US Market Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt IndexSM, Morningstar® Emerging Markets Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM, Morningstar® Emerging Markets Factor Tilt Hedged IndexSM and Morningstar® Global Upstream Natural Resources IndexSM are service marks of Morningstar, Inc. STOXX and its licensors (the “Licensors”) have no relationship to FlexShares® Trust other than the licensing of the STOXX® USA ESG Impact Index, STOXX® Global ESG Impact Index and STOXX® Global Broad Infrastructure Index and the related trademarks for use in connection with the FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund and FlexShares® STOXX® Global Broad Infrastructure Index Fund, respectively. The iBoxx 3-Year Target Duration TIPS Index and iBoxx 5-Year Target Duration TIPS Index are each the property of Markit North America, Inc. (“Markit”) and have been licensed for use in connection the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, respectively. Northern Trust Quality Large Cap IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust International Quality Dividend Defensive IndexSM, Northern Trust Global Quality Real Estate IndexSM, and Northern Trust Credit-Scored US Corporate Bond IndexSM , Northern Trust Credit-Scored US Long Corporate Bond IndexSM, Northern Trust Real Assets Allocation IndexSM are service marks of NTI and have been licensed for use by FlexShares Trust. “BofA Merrill Lynch” and “The BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities IndexSM” are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by NTI.

FS00058-1216

Item 2. Code Of Ethics.

(a)

As of the end of the period, October 31, 2016, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not Applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(e)	Not Applicable.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Philip G. Hubbard is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

In response to Items 4(a)-4(d), aggregate fees for professional services rendered for FlexShares Trust by Deloitte & Touche, LLP (“Deloitte”) for the fiscal years ended October 31, 2016 and October 31, 2015 were:

	2016
	All fees and services to the Trust that were pre-approved	All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$531,000	N/A
Audit Related Fees(b)	$0	$0
Tax Fees(c)	$60,000(1)	$0
All Other Fees (d)	$0	$0
Total:	$591,000	$0

	2015
	All fees and services to the Trust that were pre-approved	All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$418,500	N/A
Audit Related Fees(b)	$0	$0
Tax Fees(c)	$47,500(1)	$0
All Other Fees (d)	$0	$0
Total:	$466,000	$0

(1)	Amounts relate to tax fees for the review of federal income tax returns, excise tax returns and year end distribution calculations.
(a)

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the periods ended October 31, 2016 and October 31, 2015 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the Registrant.

(b)

“Audit-Related Fees” are fees for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported as “Audit Fees.”

(c)	“Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning.
(d)	“All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

(e)(1)

The Registrant’s Audit Committee Charter provides that the Audit Committee is responsible for the approval of, prior to the appointment of, the engagement of the principal accountant to annually audit the Registrant’s financial statements. The Audit Committee must also pre-approve the engagement of the principal accountant to provide non-audit services to the Registrant, NTI or to any entity controlling, controlled by or under common control with NTI that provides ongoing services to the Registrant, if the engagement has a direct impact on the operations or financial reporting of the Registrant. The pre-approvals may be delegated to a designated representative (or representatives) of the audit committee and such pre-approvals and approvals must be reported to the full Audit Committee at its next meeting. Each designated representative must be a member of the Audit Committee.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees and services billed by Deloitte for services rendered to the Registrant and Service Affiliates for the periods ended October 31, 2016 and October 31, 2015, respectively, were $10,794,000 and $9,761,000.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services to Service Affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, Philip G. Hubbard, Eric T. McKissack and Sarah N. Garvey, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers.

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not Applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not Applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls And Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a—3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on January 6, 2012 (Accession Number 0001193125-12-005127).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FlexShares Trust

By:
/s/ Shundrawn A. Thomas
Shundrawn A. Thomas
President
January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Shundrawn A. Thomas
Shundrawn A. Thomas
President
January 6, 2017

By:
/s/ Randal Rein
Randal Rein
Treasurer and Principal Financial Officer
January 6, 2017